The following Statement of Additional Information dated February 28,2006 supersedes the Statement of Additional Information of the same date filed by AIM Variable Insurance Funds with the Securities and Exchange Commission on March 3, 2006, and the following proxy cards supersede the proxy cards also filed by AIM Variable Insurance Funds with the Securities and Exchange Commission on March 3, 2006.


                       AIM V.I. CAPITAL APPRECIATION FUND,
                          AIM V.I. CORE EQUITY FUND AND
                         AIM V.I. LARGE CAP GROWTH FUND
                EACH A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                        AIM V.I. AGGRESSIVE GROWTH FUND,
                            AIM V.I. BLUE CHIP FUND,
                            AIM V.I. CORE STOCK FUND,
                            AIM V.I. GROWTH FUND AND
                          AIM V.I. PREMIER EQUITY FUND
                EACH A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                       STATEMENT OF ADDITIONAL INFORMATION

(April 4, 2006 Special Meeting of Shareholders of AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund, AIM V.I. Core Stock Fund, AIM V.I. Growth Fund
                       and AIM V.I. Premier Equity Fund)

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated February 28, 2006 of each of AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund and AIM V.I. Large Cap Growth Fund for use in connection with the Special Meeting of Shareholders of AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund, AIM V.I. Core Stock Fund, AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund to be held on April 4, 2006. Copies of each Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-410-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in each Combined Proxy Statement and Prospectus.

     A Statement of Additional Information dated April 29, 2005, as supplemented July 1, 2005, September 20, 2005, October 5, 2005, November 17, 2005 and December 27, 2005 and a Statement of Additional Information dated April 29, 2005, as supplemented May 23, 2005, September 16, 2005, September 20, 2005, October 5, 2005 and November 17, 2005 (collectively, the "Statement of Additional Information") for AIM Variable Insurance Funds, have been filed with the Securities and Exchange Commission and are attached hereto as Appendix I which is incorporated herein by this reference.

     The date of this Statement of Additional Information is February 28, 2006.

                                TABLE OF CONTENTS

THE TRUST.................................................................   3

DESCRIPTION OF PERMITTED INVESTMENTS......................................   3

TRUSTEES AND OFFICERS OF THE TRUST........................................   3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF
   DISTRIBUTION...........................................................   3

PORTFOLIO TRANSACTIONS....................................................   3

DESCRIPTION OF SHARES.....................................................   4

DETERMINATION OF NET ASSET VALUE..........................................   4

TAXES.....................................................................   4

PERFORMANCE DATA..........................................................   4

FINANCIAL INFORMATION.....................................................   4

Appendix I   - Statement of Additional Information of the Trust
Appendix II  - Pro Forma Financial Statements of AIM V.I. Capital Appreciation
               Fund
Appendix III - Pro Forma Financial Statements of AIM V.I. Core Equity Fund Appendix IV - Pro Forma Financial Statements of AIM V.I. Large Cap Growth Fund

THE TRUST

This Statement of Additional Information relates to AIM Variable Insurance Funds (the "Trust") and its investment portfolios, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund and AIM V.I. Large Cap Growth Fund (collectively, the "Funds"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Funds adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Funds, the principal holders of shares of the Funds and the ownership by officers and trustees of the Funds, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of AIM V.I. Capital Appreciation Fund, and the report thereon by Tait, Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Capital Appreciation Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM V.I. Core Equity Fund, and the report thereon by Tait, Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Core Equity Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM V.I. Large Cap Growth Fund, and the report thereon by Tait, Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Large Cap Growth Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM V.I. Aggressive Growth Fund, and the report thereon by Tait, Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Aggressive Growth Fund set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM V.I. Blue Chip Fund, and the report thereon by Tait, Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Blue Chip Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM V.I. Core Stock Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Core Stock Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM V.I. Growth Fund, and the report thereon by Tait, Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Growth Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM V.I. Premier Equity Fund, and the report thereon by Tait, Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM V.I. Premier Equity Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The pro forma financial statements of AIM V.I. Capital Appreciation Fund are set forth as Appendix II.

The pro forma financial statements of AIM V.I. Core Equity Fund are set forth as Appendix III.

The pro forma financial statements of AIM V.I. Large Cap Growth Fund are set forth as Appendix IV.

                                                                      APPENDIX I
                          AIM VARIABLE INSURANCE FUNDS


   AIM V.I. AGGRESSIVE GROWTH FUND                             AIM V.I. GROWTH FUND
    AIM V.I. BASIC BALANCED FUND                             AIM V.I. HIGH YIELD FUND
      AIM V.I. BASIC VALUE FUND                         AIM V.I. INTERNATIONAL GROWTH FUND
       AIM V.I. BLUE CHIP FUND                            AIM V.I. LARGE CAP GROWTH FUND
 AIM V.I. CAPITAL APPRECIATION FUND                      AIM V.I. MID CAP CORE EQUITY FUND
  AIM V.I. CAPITAL DEVELOPMENT FUND                         AIM V.I. MONEY MARKET FUND
      AIM V.I. CORE EQUITY FUND                            AIM V.I. PREMIER EQUITY FUND
   AIM V.I. DEMOGRAPHIC TRENDS FUND                          AIM V.I. REAL ESTATE FUND
  AIM V.I. DIVERSIFIED INCOME FUND                        AIM V.I. SMALL CAP EQUITY FUND
 AIM V.I. GOVERNMENT SECURITIES FUND


                         (SERIES I AND SERIES II SHARES)

                      Supplement dated December 27, 2005 to
          the Statement of Additional Information dated April 29, 2005 as supplemented July 1, 2005, September 20, 2005, October 5, 2005
                             and November 17, 2005

Effective January 1, 2006, the following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS -- INVESTMENTS IN EACH FUND -- AIM V.I. REAL ESTATE FUND" on page G-2 of the Statement of Additional Information:

"NAME OF PORTFOLIO MANAGER                                      DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
------------------------------------------------------- ------------------------------------------------------
                                            AIM V.I. REAL ESTATE FUND
------------------------------------------------------- ------------------------------------------------------
Mark Blackburn                                                                    None
------------------------------------------------------- ------------------------------------------------------
James Cowen(2)                                                                    None
------------------------------------------------------- ------------------------------------------------------
Joe V. Rodriguez                                                                  None
------------------------------------------------------- ------------------------------------------------------
James W. Trowbridge                                                               None
------------------------------------------------------- ------------------------------------------------------
Ping-Ying Wang(2)                                                                 None
------------------------------------------------------- ------------------------------------------------------

        (1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.
        (2) Mr. Cowen and Ms. Wang each began serving as portfolio managers on January 1, 2006."

Also effective January 1, 2006, the following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS -- OTHER MANAGED ACCOUNTS -- AIM V.I. REAL ESTATE FUND" on page G-11 of the Statement of Additional Information:

"NAME OF PORTFOLIO MANAGER              NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
                                        CATEGORY
------------------------------------- ----------------------------------------------------------------------------
                                              AIM V.I. REAL ESTATE FUND
------------------------------------- ----------------------------------------------------------------------------
Mark Blackburn                          6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                        3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                        49 Other Accounts with $2,691,707,310 in total assets under management
------------------------------------- ----------------------------------------------------------------------------
James Cowen(3)                          None
------------------------------------- ----------------------------------------------------------------------------
Joe V. Rodriguez                        6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                        3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                        49 Other Accounts with $2,691,707,310 in total assets under management
------------------------------------- ----------------------------------------------------------------------------
James W. Trowbridge                     6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                        3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                        49 Other Accounts with $2,691,707,310 in total assets under management
------------------------------------- ----------------------------------------------------------------------------
Ping-Ying Wang(3)                       None
------------------------------------- ----------------------------------------------------------------------------

        (3) Mr. Cowen and Ms. Wang each began serving as portfolio managers on AIM V.I. Real Estate Fund on January 1, 2006. Information on other accounts that they manage has been provided as of November 30, 2005."

                          AIM VARIABLE INSURANCE FUNDS

  AIM V.I. AGGRESSIVE GROWTH FUND                    AIM V.I. GROWTH FUND
   AIM V.I. BASIC BALANCED FUND                    AIM V.I. HIGH YIELD FUND
     AIM V.I. BASIC VALUE FUND                AIM V.I. INTERNATIONAL GROWTH FUND
      AIM V.I. BLUE CHIP FUND                   AIM V.I. LARGE CAP GROWTH FUND
AIM V.I. CAPITAL APPRECIATION FUND             AIM V.I. MID CAP CORE EQUITY FUND
 AIM V.I. CAPITAL DEVELOPMENT FUND                AIM V.I. MONEY MARKET FUND
     AIM V.I. CORE EQUITY FUND                   AIM V.I. PREMIER EQUITY FUND
 AIM V.I. DEMOGRAPHIC TRENDS FUND                  AIM V.I. REAL ESTATE FUND
 AIM V.I. DIVERSIFIED INCOME FUND               AIM V.I. SMALL CAP EQUITY FUND
AIM V.I. GOVERNMENT SECURITIES FUND

                         (SERIES I AND SERIES II SHARES)

                       Supplement dated November 17, 2005
         to the Statement of Additional Information dated April 29, 2005 as supplemented July 1, 2005, September 20, 2005 and October 5, 2005


The following information replaces in its entirety the heading and the information appearing under the heading "PURCHASE AND REDEMPTION OF SHARES -- PAYMENTS TO PARTICIPATING INSURANCE COMPANIES" on page 57 of the Statement of Additional Information:

"Payments to Participating Insurance Companies and/or their Affiliates

         AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies and/or their affiliates, as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies and/or their affiliates in addition to or in lieu of Asset-Based Payments, in the form of: payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies and/or their affiliates. Generally, commitments to make such payments are terminable upon notice to the Participating Insurance Company and/or their affiliates. However, AIM and AIM Distributors have entered into unique agreements with Ameriprise Financial Services, Inc. ("Ameriprise"), in respect of its affiliated Participating Insurance Companies, where the payment obligation of AIM or AIM Distributors can only be terminated on the occurrence of certain specified events. For example, in the event that a Participating Insurance Company affiliated with Ameriprise obtains an SEC order to substitute out such Participating Insurance Company assets in the Funds or such Participating Insurance Company's assets in the Funds falls below a pre-determined level, payments by AIM or AIM Distributors to Ameriprise can then be terminated. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state."

                          AIM VARIABLE INSURANCE FUNDS

  AIM V.I. AGGRESSIVE GROWTH FUND                  AIM V.I. GROWTH FUND
   AIM V.I. BASIC BALANCED FUND                  AIM V.I. HIGH YIELD FUND
     AIM V.I. BASIC VALUE FUND              AIM V.I. INTERNATIONAL GROWTH FUND
      AIM V.I. BLUE CHIP FUND                 AIM V.I. LARGE CAP GROWTH FUND
AIM V.I. CAPITAL APPRECIATION FUND           AIM V.I. MID CAP CORE EQUITY FUND
 AIM V.I. CAPITAL DEVELOPMENT FUND              AIM V.I. MONEY MARKET FUND
     AIM V.I. CORE EQUITY FUND                 AIM V.I. PREMIER EQUITY FUND
 AIM V.I. DEMOGRAPHIC TRENDS FUND                AIM V.I. REAL ESTATE FUND
 AIM V.I. DIVERSIFIED INCOME FUND             AIM V.I. SMALL CAP EQUITY FUND
AIM V.I. GOVERNMENT SECURITIES FUND

                         (SERIES I AND SERIES II SHARES)

                        Supplement dated October 5, 2005
        to the Statement of Additional Information dated April 29, 2005 as supplemented July 1, 2005 and September 20, 2005

Effective October 1, 2005, Raymond Stickel, Jr. was elected Trustee of the AIM Funds. The following information is added under the heading "TRUSTEES AND OFFICERS - INDEPENDENT TRUSTEES" in Appendix B in the Statement of Additional
Information:

                                TRUSTEE
"NAME, YEAR OF BIRTH AND        AND/OR                                                              OTHER
POSITION(S) HELD WITH THE       OFFICER                                                      TRUSTEESHIP(S) HELD
         TRUST                   SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          BY TRUSTEE
-------------------------       -------      -------------------------------------------     -------------------
INDEPENDENT TRUSTEES

Raymond Stickel, Jr. - 1944        2005      Retired                                         None"
Trustee
                                             Formerly:  Partner, Deloitte & Touche


Additionally, effective October 1, 2005, Mr. Stickel was appointed as a member of the Audit Committee of the Boards of Trustees of the AIM Funds.

                          AIM VARIABLE INSURANCE FUNDS

                         AIM V.I. AGGRESSIVE GROWTH FUND
                          AIM V.I. BASIC BALANCED FUND
                            AIM V.I. BASIC VALUE FUND
                             AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                            AIM V.I. CORE EQUITY FUND
                        AIM V.I. DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                         AIM V.I. LARGE CAP GROWTH FUND
                        AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                          AIM V.I. PREMIER EQUITY FUND
                            AIM V.I. REAL ESTATE FUND
                         AIM V.I. SMALL CAP EQUITY FUND

                         (SERIES I AND SERIES II SHARES)

                         Supplement dated September 20,
      2005 to the Statement of Additional Information dated April 29, 2005 as supplemented July 1, 2005


The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - INVESTMENTS IN EACH FUND - AIM V.I. AGGRESSIVE GROWTH FUND" on page G-1 of the Statement of Additional Information:

                "NAME OF PORTFOLIO MANAGER                           DOLLAR RANGE OF INVESTMENTS IN EACH FUND
------------------------------------------------------------ ---------------------------------------------------------
                                           AIM V.I. AGGRESSIVE GROWTH FUND
------------------------------------------------------------ ---------------------------------------------------------
Kirk L. Anderson(2)                                                                    None
------------------------------------------------------------ ---------------------------------------------------------
James G. Birdsall(2)                                                                   None
------------------------------------------------------------ ---------------------------------------------------------
Lanny H. Sachnowitz(2)                                                                 None
------------------------------------------------------------ ---------------------------------------------------------

(2) Mr. Anderson, Mr. Birdsall and Mr. Sachnowitz each began serving as portfolio managers on AIM V.I Aggressive Growth Fund on September 16, 2005. Ownership information has been provided as of August 31, 2005."


The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - INVESTMENTS IN EACH FUND - AIM V.I. CAPITAL APPRECIATION FUND" on page G-1 of the Statement of Additional
Information:

                "NAME OF PORTFOLIO MANAGER                           DOLLAR RANGE OF INVESTMENTS IN EACH FUND
------------------------------------------------------------ ---------------------------------------------------------
                                         AIM V.I. CAPITAL APPRECIATION FUND
------------------------------------------------------------ ---------------------------------------------------------
Kirk L. Anderson(3)                                                                    None
------------------------------------------------------------ ---------------------------------------------------------
James G. Birdsall(3)                                                                   None
------------------------------------------------------------ ---------------------------------------------------------
Robert J. Lloyd                                                                        None
------------------------------------------------------------ ---------------------------------------------------------
Lanny H. Sachnowitz(3)                                                                 None
------------------------------------------------------------ ---------------------------------------------------------

(3) Mr. Anderson, Mr. Birdsall and Mr. Sachnowitz each began serving as portfolio managers on AIM V.I. Capital Appreciation Fund on September 16, 2005. Ownership information has been provided as of August 31, 2005."

The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - OTHER MANAGED ACCOUNTS - AIM V.I. AGGRESSIVE GROWTH FUND" on page G-5 of the Statement of Additional Information:

                                       NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
     "NAME OF PORTFOLIO MANAGER                                        CATEGORY
-------------------------------------- --------------------------------------------------------------------------
                                        AIM V.I. AGGRESSIVE GROWTH FUND
-------------------------------------- --------------------------------------------------------------------------
Kirk L. Anderson(4)                    12 Registered Mutual Funds with $5,994,696,613 in total assets under management

                                       4 Unregistered Pooled Investment Vehicles with $352,982,291 in total assets under management
-------------------------------------- --------------------------------------------------------------------------
James G. Birdsall(4)                   4 Registered Mutual Funds with $3,763,782,482 in total assets under management
-------------------------------------- --------------------------------------------------------------------------
Lanny H. Sachnowitz(4)                 5 Registered Mutual Funds with $9,951,007,548 in total assets under management
-------------------------------------- --------------------------------------------------------------------------

(4) Mr. Anderson, Mr. Birdsall and Mr. Sachnowitz each began serving as portfolio managers on AIM V.I. Aggressive Growth Fund on September 16, 2005. Information on other accounts they manage has been provided as of August 31, 2005."


The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - OTHER MANAGED ACCOUNTS - AIM V.I. CAPITAL APPRECIATION FUND" on page G-7 - G-8 of the Statement of Additional
Information:

                                       NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY
     "NAME OF PORTFOLIO MANAGER                                        CATEGORY
-------------------------------------- --------------------------------------------------------------------------
                                       AIM V.I. CAPITAL APPRECIATION FUND
-------------------------------------- --------------------------------------------------------------------------
Kirk L. Anderson(5)                    12 Registered Mutual Funds with $5,994,696,613 in total assets under management

                                       4 Unregistered Pooled Investment Vehicles with $352,982,291 in total assets under management
-------------------------------------- --------------------------------------------------------------------------
James G. Birdsall(5)                   4 Registered Mutual Funds with $3,763,782,482 in total assets under management
-------------------------------------- --------------------------------------------------------------------------
Robert J. Lloyd                        6 Registered Mutual Funds with $7,697,547,827 in total assets under management

                                       1 Unregistered Pooled Investment Vehicle with $80,376,093 in total assets under management

                                       234 Other Accounts with $37,271,075 in total assets under management(6)
-------------------------------------- --------------------------------------------------------------------------
Lanny H. Sachnowitz(5)                 5 Registered Mutual Funds with $9,951,007,548 in total assets under management
-------------------------------------- --------------------------------------------------------------------------

(5) Mr. Anderson, Mr. Birdsall and Mr. Sachnowitz each began serving as portfolio managers on AIM V.I. Capital Appreciation Fund on September 16, 2005. Information on other accounts they manage has been provided as of August 31, 2005.

(6) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models."

                          AIM VARIABLE INSURANCE FUNDS

  AIM V.I. AGGRESSIVE GROWTH FUND                   AIM V.I. GROWTH FUND
   AIM V.I. BASIC BALANCED FUND                   AIM V.I. HIGH YIELD FUND
     AIM V.I. BASIC VALUE FUND               AIM V.I. INTERNATIONAL GROWTH FUND
      AIM V.I. BLUE CHIP FUND                  AIM V.I. LARGE CAP GROWTH FUND
AIM V.I. CAPITAL APPRECIATION FUND            AIM V.I. MID CAP CORE EQUITY FUND
 AIM V.I. CAPITAL DEVELOPMENT FUND               AIM V.I. MONEY MARKET FUND
     AIM V.I. CORE EQUITY FUND                  AIM V.I. PREMIER EQUITY FUND
 AIM V.I. DEMOGRAPHIC TRENDS FUND                 AIM V.I. REAL ESTATE FUND
 AIM V.I. DIVERSIFIED INCOME FUND              AIM V.I. SMALL CAP EQUITY FUND
AIM V.I. GOVERNMENT SECURITIES FUND

                         (SERIES I AND SERIES II SHARES)

                          Supplement dated July 1, 2005
        to the Statement of Additional Information dated April 29, 2005

The heading titled "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - INVESTMENT TECHNIQUES - SWAP AGREEMENTS" on page 22 of the Statement of Additional Information is now titled "DESCRIPTION OF FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - INVESTMENT TECHNIQUES - INTEREST RATE, INDEX AND CURRENCY RATE SWAPS."

The following new section is added after the information appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - INVESTMENT TECHNIQUES - INTEREST RATE, INDEX AND CURRENCY RATE SWAPS":

        "CREDIT DEFAULT SWAPS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

    CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities

    As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

    As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.

    Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

    Credit Derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

    CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. The Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that counterparty would exceed 5% of the Fund's net assets determined on the date the CDS is entered into.

        CDS Options. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised."


Effective July 1, 2005, Monika H. Degan is no longer portfolio manager for AIM V.I. Blue Chip Fund and all references to Ms. Degan in Appendix G are deleted.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                 --------------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY, THE "FUNDS") OF AIM VARIABLE INSURANCE FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M DISTRIBUTORS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                          OR BY CALLING (800) 410-4246

                                 --------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005 RELATES TO THE FOLLOWING PROSPECTUSES FOR THE SERIES I AND SERIES II SHARES OF EACH OF THE FOLLOWING FUNDS:


                          FUND                         DATED
                          ----                        -------
AIM V.I. AGGRESSIVE GROWTH FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. BALANCED FUND*
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V. I. BASIC VALUE FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. BLUE CHIP FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. CAPITAL APPRECIATION FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. CAPITAL DEVELOPMENT FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. CORE EQUITY FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND*
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. DIVERSIFIED INCOME FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05
AIM V.I. GOVERNMENT SECURITIES FUND
      SERIES I                                        4/29/05
      SERIES II                                       4/29/05


                          FUND                       DATED
                          ----                      -------
AIM V.I. GROWTH FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. HIGH YIELD FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. INTERNATIONAL GROWTH FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. LARGE CAP GROWTH FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. MID CAP CORE EQUITY FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. MONEY MARKET FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. PREMIER EQUITY FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. REAL ESTATE FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05
AIM V.I. SMALL CAP EQUITY FUND
      SERIES I                                      4/29/05
      SERIES II                                     4/29/05

* The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Balanced Fund and AIM V.I. Dent Demographic Trends Fund, has approved changing the Funds' names to "AIM V.I. Basic Balanced Fund" and "AIM V.I. Demographic Trends Fund," respectively, effective July 1, 2005.

                          AIM VARIABLE INSURANCE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                               PAGE

GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1
         Policies and Procedures for Disclosure of Fund Holdings..................................................3
                  General Disclosures.............................................................................3
                  Selective Disclosures...........................................................................3

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................6
         Classification...........................................................................................6
         Investment Strategies and Risks..........................................................................6
                  Equity Investments.............................................................................12
                  Foreign Investments............................................................................12
                  Debt Investments for Equity Funds..............................................................14
                  Debt Investments for Fixed Income Funds and Money Market Fund..................................15
                  Other Investments..............................................................................19
                  Investment Techniques..........................................................................21
                  Derivatives....................................................................................25
                  Additional Securities or Investment Techniques.................................................32
         Diversification Requirements - AIM V.I. Money Market Fund...............................................32
         Fund Policies...........................................................................................32
         Portfolio Turnover......................................................................................35
         Temporary Defensive Positions...........................................................................35

MANAGEMENT OF THE TRUST..........................................................................................35
         Board of Trustees.......................................................................................35
         Management Information..................................................................................36
         Trustee Ownership of Fund Shares........................................................................38
         Factors Considered in Approving the Investment Advisory Agreement.......................................38
         Factors Considered in Approving the Sub-Advisory Agreement..............................................41
         Compensation............................................................................................42
                  Retirement Plan For Trustees...................................................................42
                  Deferred Compensation Agreements...............................................................43
         Codes of Ethics.........................................................................................43
         Proxy Voting Policies...................................................................................43

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................44

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................44
         Investment Advisor......................................................................................44
         Investment Sub-Advisors.................................................................................48
         Portfolio Managers......................................................................................49
         Securities Lending Arrangements.........................................................................49
         Service Agreements......................................................................................49
         Other Service Providers.................................................................................50

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................50
         Brokerage Transactions..................................................................................51
         Commissions.............................................................................................51
         Brokerage Selection.....................................................................................51
         Directed Brokerage (Research Services)..................................................................52
         Regular Brokers or Dealers..............................................................................53

         Allocation of Portfolio Transactions....................................................................53
         Allocation of Initial Public Offering ("IPO") Transactions..............................................53

PURCHASE AND REDEMPTION OF SHARES................................................................................53
         Calculation of Net Asset Value..........................................................................54
         Redemption In Kind......................................................................................56
         Payments to Participating Insurance Companies...........................................................56

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................57
         Dividends and Distributions.............................................................................57
         Tax Matters.............................................................................................58

DISTRIBUTION OF SECURITIES.......................................................................................59
         Distribution Plan.......................................................................................59
         Distributor.............................................................................................61

CALCULATION OF PERFORMANCE DATA..................................................................................61

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING..........................................65

REGULATORY INQUIRIES AND PENDING LITIGATION......................................................................66



APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

PROXY POLICIES AND PROCEDURES...................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................E-1

MANAGEMENT FEES.................................................................................................F-1

PORTFOLIO MANAGERS..............................................................................................G-1

ADMINISTRATIVE SERVICES FEES....................................................................................H-1

BROKERAGE COMMISSIONS...........................................................................................I-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS ...............J-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN..........................................K-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN....................................................L-1

PERFORMANCE DATA................................................................................................M-1

PENDING LITIGATION..............................................................................................N-1

FINANCIAL STATEMENT..............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

Fund History

         AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-eight separate portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real Estate Fund (formerly known as INVESCO VIF - Real Estate Opportunity Fund), and AIM V.I. Small Cap Equity Fund (collectively, the "AIM V.I. Funds"), and AIM V.I. Core Stock Fund (formerly known as INVESCO VIF - Core Equity Fund), AIM V.I. Dynamics Fund (formerly known as INVESCO VIF - Dynamics Fund), AIM V.I. Financial Services Fund (formerly known as INVESCO VIF - Financial Services Fund), AIM V.I. Health Sciences (formerly known as INVESCO VIF - Health Sciences Fund), AIM V.I. Leisure Fund (formerly known as INVESCO VIF - Leisure Fund), AIM V.I. Small Company Growth Fund (formerly known as INVESCO VIF - Small Company Growth Fund), AIM V.I. Technology Fund (formerly known as INVESCO VIF - Technology Fund), AIM V.I. Total Return Fund (formerly known as INVESCO VIF - Total Return Fund) and AIM V.I. Utilities Fund (formerly known as INVESCO VIF - Utilities Fund) (collectively, the "Former INVESCO VIF Funds"). Except as otherwise noted, this Statement of Additional Information relates solely to the AIM V.I. Funds. (A separate Statement of Additional Information relates to the Former INVESCO VIF Funds.) Under the Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund (which later merged into AIM V.I. Growth Fund on September 18, 2000), AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Real Estate Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. Core Equity Fund was knows as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund and AIM V.I. Premier Equity Fund was known as AIM V.I. Value Fund. Prior to April 30, 2004, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds were portfolios of INVESCO Variable Investment Funds, Inc., a Maryland corporation. Pursuant to an agreement and plan of reorganization, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds became portfolios of the Trust. All historical financial and other information contained in this Statement of Additional Information for the periods prior to April 30, 2004, relating to AIM V.I. Real Estate Fund (or a class thereof) is that of its predecessor fund (or its corresponding class thereof).

Shares of Beneficial Interest

         Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

         Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of insurance company separate accounts ("Contract Owners"), annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

         Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.


         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

Policies and Procedures for Disclosure of Fund Holdings

         The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Non-public holdings information may not be disclosed except in compliance with the Holdings Disclosure Policy.

         General Disclosures

         The Holdings Disclosure Policy permits AIM to publicly release certain portfolio holdings information of the Funds from time to time. The Funds sell their shares to life insurance companies and their separate accounts to fund interests in variable annuity and variable life insurance policies issued by such companies, but not directly to the public. Accordingly, the Policy authorizes AIM to disclose the Funds' portfolio holdings information on a non-selective basis to all insurance companies whose variable annuity and variable life insurance separate accounts invest in the Funds and with which the Funds have entered into participation agreements ("Insurance Companies"). The portfolio holdings information that AIM discloses to Insurance Companies currently includes: (a) month-end top 10 portfolio holdings (available 15 days after month end), (b) calendar quarter-end complete portfolio holdings (available 30 days after calendar quarter end), and (c) fiscal quarter complete portfolio holdings (the Funds' fiscal quarter is currently the same as the calendar quarter)(available 60-70 days after the fiscal quarter end) (collectively, "Fund Portfolio Holdings Information").

         Selective Disclosures

         SELECTIVE DISCLOSURES--GENERAL. The Holdings Disclosure Policy permits AIM to disclose non-public portfolio holdings information on a selective basis only if: (i) such disclosures are for legitimate business purposes of a Fund and in the best interest of such Fund's shareholders, and (ii) in accordance with the approval process provided in the Policy.

         The Policy requires AIM to obtain approval from the Executive Committee of A I M Management Group Inc. ("AIM Executive Committee") before it may provide selective disclosure of non-public portfolio holdings information. The AIM Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund's shareholders. The AIM Executive Committee must address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. Under the Policy, AIM may not selectively disclose non-public portfolio holdings information until it receives an executed non-disclosure agreement that provides that the recipient of the information will maintain the confidentiality of such information and will not use the information to execute securities trades. The AIM Executive Committee must approve of each party to a non-disclosure agreement. The AIM Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management.

         The Policy requires AIM to report to the Funds' board the specific types of situations where it proposes selective disclosure and the situations where providing selective disclosure raises conflicts of interest between Fund shareholders and AIM or its affiliates. Pursuant to the Policy, the Board reviews the types of situations in which AIM proposes to provide selective disclosure of non-public portfolio holdings and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

         The Policy also requires AIM to take corrective measures if such non-public portfolio holdings information has been inadvertently disclosed on a selective basis.

         The Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

         SELECTIVE DISCLOSURE--TO INSURANCE COMPANIES. The Policy permits AIM to disclose Fund Portfolio Holdings Information to Insurance Companies, upon request/on a selective basis, up to 5 days prior to the scheduled release dates of such information to allow the Insurance Companies to post the information on their websites at approximately the same time that AIM posts the same information. The Policy incorporates the Board's determination that selectively disclosing portfolio holdings information to facilitate an Insurance Company's dissemination of the information on its website is a legitimate business purpose of the Funds. Insurance Companies that wish to receive such portfolio holdings information in advance must sign a non-disclosure agreement requiring them to maintain the confidentiality of the information until the later of five business days or the scheduled release dates and to refrain from using that information to execute transactions in securities. AIM does not post the portfolio holdings of the Funds to its website. Not all insurance companies that receive Fund portfolio holdings information provide such information on their websites. To obtain information about Fund portfolio holdings, please contact the life insurance company that issued your variable annuity or variable life insurance policy.

         SELECTIVE DISCLOSURE--OF PARTIAL FUND HOLDINGS.

         The Policy also permits the selective disclosure of partial portfolio holdings information of a Fund, without Executive Committee approval as described above, if:

         (i) in the judgment of the applicable Fund's portfolio manager(s), the disclosure of such information is not harmful to the Fund's shareholders,

         (ii) the applicable Fund is not actively trading in the security; and

         (iii) the portfolio manager(s) of the applicable Fund do not have a present intent to trade in the security for the Fund.

         Subject to compliance with the foregoing, from time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. These statements may only be made if such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

         Employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

         Pursuant to the Holdings Disclosure Policy, the Executive Committee (the "Executive Committee") of AIM Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

         AIM discloses non-public portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Funds:

               o    Attorneys and accountants;

               o    Securities lending agents;

               o    Lenders to the funds;

               o    Rating and rankings agencies;

               o    Persons assisting in the voting of proxies;

               o    Fund custodians;

               o Fund transfer agent(s) (in the event of a redemption in kind);

               o Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);

               o    Financial printers;

               o Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and

               o Analysts hired to perform research and analysis to the Fund's portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into a Non-disclosure Agreement. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

         AIM may determine, in its sole discretion, not to disclose non-public portfolio holdings or other portfolio information to a person who would otherwise be eligible to receive such information pursuant to the Holdings Disclosure Policy.

         Additionally, when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, one or more of the portfolio securities of a Fund may be disclosed. Formal Non-disclosure Agreements are not entered into in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

         AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Classification

         The Trust is an open-end management investment company. Each of the Funds are "diversified" for purposes of the 1940 Act.

Investment Strategies and Risks

         The tables on the following pages identifies various securities and investment techniques used by AIM in managing the Funds. The tables have been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund might not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

         The Board reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective.

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


                                                           EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   FUND                                                         V.I.                        V.I.
                V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
SECURITY        AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
INVESTMENT      GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
TECHNIQUE       FUND  FUND    FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
                                                       EQUITY INVESTMENTS
Common Stock     X      X      X      X       X        X         X         X        X        X         X         X      X      X

Preferred        X      X      X      X       X        X         X         X        X        X         X         X      X      X
Stock

Convertible      X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Alternative      X      X      X      X       X        X         X         X        X        X         X         X      X      X
Entity
Securities

                                                      FOREIGN INVESTMENTS

Foreign          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Foreign                                                                                                                 X      X
Government
Obligations

Foreign          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Exchange
Transactions

                                                DEBT INVESTMENTS FOR EQUITY FUNDS

U.S.                                                                                         X                   X      X      X
Government
Obligations

Mortgage-Backed                                                                                                         X
and
Asset-Backed
Securities

Collateralized                                                                                                          X
Mortgage
Obligations

Investment       X      X      X      X       X        X         X         X        X        X         X         X      X      X
Grade
Corporate Debt

Liquid Assets    X      X      X      X       X        X         X         X        X        X         X         X      X      X

Junk                                                                                                                    X
Bonds


                          FIXED INCOME FUNDS AND
                            MONEY MARKET FUND
-----------------------------------------------------------
   FUND
                             V.I.    V.I.    V.I.    V.I.
SECURITY          V.I.       DIV     GOVT    HIGH    MONEY
INVESTMENT        BAL        INCM    SEC     YIELD    MKT
TECHNIQUE         FUND       FUND    FUND    FUND     FUND
--------------- --------- ---------- ----- -------- -------
                           EQUITY INVESTMENTS
Common Stock       X          X

Preferred          X          X               X
Stock

Convertible        X          X               X
Securities

Alternative        X          X               X
Entity
Securities

                          FOREIGN INVESTMENTS

Foreign            X          X       X       X       X
Securities

Foreign            X          X       X       X       X
Government
Obligations

Foreign            X          X       X       X
Exchange
Transactions

                   DEBT INVESTMENTS FOR EQUITY FUNDS

U.S.
Government
Obligations

Mortgage-Backed
and
Asset-Backed
Securities

Collateralized
Mortgage
Obligations

Investment
Grade
Corporate Debt

Liquid Assets

Junk
Bonds

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


                                                           EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   FUND                                                         V.I.                        V.I.
                V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
SECURITY        AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
INVESTMENT      GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
TECHNIQUE       FUND  FUND    FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
                                    DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY MARKET FUND
U.S.
Government
Obligations

Rule 2a-7
Requirements

Foreign Bank
Obligations

Mortgage-Backed
and
Asset-Backed
Securities

Collateralized
Mortgage
Obligations

Bank
Instruments

Commercial
Instruments

Participation
Interests

Municipal
Lease
Obligations

Investment
Grade
Corporate
Debt
Obligations

Junk Bonds


                         FIXED INCOME FUNDS AND
                            MONEY MARKET FUND
-----------------------------------------------------------
   FUND
                             V.I.    V.I.    V.I.    V.I.
SECURITY          V.I.       DIV     GOVT    HIGH    MONEY
INVESTMENT        BAL        INCM    SEC     YIELD    MKT
TECHNIQUE         FUND       FUND    FUND    FUND     FUND
--------------- --------- ---------- ----- -------- -------
DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY MARKET FUND
U.S.               X          X       X       X       X
Government
Obligations

Rule 2a-7          X          X       X       X       X
Requirements

Foreign Bank       X          X               X       X
Obligations

Mortgage-Backed    X          X       X       X
and
Asset-Backed
Securities

Collateralized     X
Mortgage
Obligations

Bank               X          X                       X
Instruments

Commercial         X          X               X       X
Instruments

Participation                                         X
Interests

Municipal          X          X               X       X
Lease
Obligations

Investment         X          X               X       X
Grade
Corporate
Debt
Obligations

Junk Bonds                    X               X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


                                                           EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   FUND                                                         V.I.                        V.I.
                V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
SECURITY        AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
INVESTMENT      GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
TECHNIQUE       FUND  FUND    FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
                                                       OTHER INVESTMENTS
REITs            X      X      X      X       X        X         X         X        X        X         X         X      X      X


Other            X      X      X      X       X        X         X         X        X        X         X         X      X      X
Investment
Companies

Defaulted
Securities

Municipal
Forward
Contracts

Variable or
Floating Rate
Instruments

Indexed
Securities

Zero-Coupon
and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments

                                                      INVESTMENT TECHNIQUES

Delayed          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Delivery
Transactions

When-Issued      X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Short Sales      X      X      X      X       X        X         X         X        X        X         X         X      X      X


Margin
Transactions

Swap             X      X      X      X       X        X         X         X        X        X         X         X      X      X
Agreements

Interfund        X      X      X      X       X        X         X         X        X        X         X         X      X      X
Loans

Borrowing        X      X      X      X       X        X         X         X        X        X         X         X      X      X


                          FIXED INCOME FUNDS AND
                            MONEY MARKET FUND
-----------------------------------------------------------
   FUND
                             V.I.    V.I.    V.I.    V.I.
SECURITY          V.I.       DIV     GOVT    HIGH    MONEY
INVESTMENT        BAL        INCM    SEC     YIELD    MKT
TECHNIQUE         FUND       FUND    FUND    FUND     FUND
--------------- --------- ---------- ----- -------- -------
                            OTHER INVESTMENTS
REITs              X          X       X       X       X


Other              X          X       X       X       X
Investment
Companies

Defaulted                                     X
Securities

Municipal
Forward
Contracts

Variable or        X          X               X       X
Floating Rate
Instruments

Indexed
Securities

Zero-Coupon        X          X               X
and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments

                              INVESTMENT TECHNIQUES

Delayed            X          X       X       X       X
Delivery
Transactions

When-Issued        X          X       X       X       X
Securities

Short Sales        X          X       X       X


Margin
Transactions

Swap               X          X
Agreements

Interfund          X          X       X       X       X
Loans

Borrowing          X          X       X       X       X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


                                                           EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   FUND                                                         V.I.                        V.I.
                V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
SECURITY        AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
INVESTMENT      GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
TECHNIQUE       FUND  FUND    FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
Lending          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Portfolio
Securities

Repurchase       X      X      X      X       X        X         X         X        X        X         X         X      X      X
Agreements

Reverse          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Repurchase
Agreements

Dollar Rolls

Illiquid         X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Rule 144A        X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Unseasoned       X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Portfolio
Transactions

Sale of Money
Market
Securities

Standby
Commitments

                                                             DERIVATIVES

Equity-Linked    X      X      X      X       X        X         X         X        X        X         X         X      X      X
Derivatives

Bundled
Securities

Put Options      X      X      X      X       X        X         X         X        X        X         X         X      X      X

Call Options     X      X      X      X       X        X         X         X        X        X         X         X      X      X

Straddles        X      X      X      X       X        X         X         X        X        X         X         X      X      X

Warrants         X      X      X      X       X        X         X         X        X        X         X         X      X      X


                          FIXED INCOME FUNDS AND
                            MONEY MARKET FUND
-----------------------------------------------------------
   FUND
                             V.I.    V.I.    V.I.    V.I.
SECURITY          V.I.       DIV     GOVT    HIGH    MONEY
INVESTMENT        BAL        INCM    SEC     YIELD    MKT
TECHNIQUE         FUND       FUND    FUND    FUND     FUND
--------------- --------- ---------- ----- -------- -------
Lending            X          X       X       X       X
Portfolio
Securities

Repurchase         X          X       X       X       X
Agreements

Reverse            X          X       X       X       X
Repurchase
Agreements

Dollar Rolls       X          X       X

Illiquid           X          X       X       X       X
Securities

Rule 144A          X          X       X       X       X
Securities

Unseasoned         X          X       X       X
Securities

Portfolio
Transactions

Sale of Money
Market
Securities

Standby
Commitments

                                 DERIVATIVES

Equity-Linked      X
Derivatives

Bundled                       X               X
Securities

Put Options        X          X       X       X

Call Options       X          X       X       X

Straddles          X          X       X       X

Warrants           X          X               X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


                                                           EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   FUND                                                         V.I.                        V.I.
                V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
SECURITY        AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
INVESTMENT      GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
TECHNIQUE       FUND  FUND    FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
Futures          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Contracts and
Options on
Futures
Contracts

Forward          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Currency
Contracts

Cover            X      X      X      X       X        X         X         X        X        X         X         X      X      X


                                       ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special                               X
Situations

Taxable
Municipal
Securities


                          FIXED INCOME FUNDS AND
                            MONEY MARKET FUND
-----------------------------------------------------------
   FUND
                             V.I.    V.I.    V.I.    V.I.
SECURITY          V.I.       DIV     GOVT    HIGH    MONEY
INVESTMENT        BAL        INCM    SEC     YIELD    MKT
TECHNIQUE         FUND       FUND    FUND    FUND     FUND
--------------- --------- ---------- ----- -------- -------
Futures            X          X       X       X
Contracts and
Options on
Futures
Contracts

Forward            X          X               X
Currency
Contracts

Cover              X          X       X       X


        ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special
Situations

Taxable                                       X       X
Municipal
Securities

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM V.I. Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities outside the United States. The term "foreign securities" includes securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest in foreign securities as described in the Prospectus. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective July 1, 2002.

         Risks of Developing Countries. Each Fund (excluding AIM V.I. Money Market Fund) may invest up to 5%, except that AIM V.I. Dent Demographic Trends Fund may invest up to 10% and AIM V.I. International Growth Fund may invest up to 20%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, are less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund (except AIM V.I. Money Market Fund) has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds

         U.S. GOVERNMENT OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - U.S. Government Obligations."

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. See "Debt Investments for Fixed Income Funds and Money Market Fund - Mortgage Backed and Asset-Backed Securities".

         COLLATERALIZED MORTGAGE OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - Collateralized Mortgage Obligations."

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         To the extent that a Fund has the ability to invest in junk bonds, a Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

Debt Investments for Fixed Income Funds and Money Market Fund

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government.

         RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations

(or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         AIM V.I. Money Market Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

         FOREIGN BANK OBLIGATIONS. To the extent that a Fund has the ability to invest in foreign Bank Obligations, the Fund may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. AIM V.I. Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM V.I. Balanced Fund and AIM V.I. Real Estate Fund may invest in CMOs. The Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         BANK INSTRUMENTS. Each Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         COMMERCIAL INSTRUMENTS. Each Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the applicable quality criteria. The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. All variable rate master demand notes acquired by AIM V.I. Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

         PARTICIPATION INTERESTS. AIM V.I. Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases for exempt from federal income taxes. Consistent with its investment objective, a Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. See "Debt Investments for Equity Funds - Investment Grade Corporate Debt."

         JUNK BONDS. See "Debt Investments for Equity Funds - Junk Bonds."

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with its investment objective, each Fund (except AIM V.I. Real Estate Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM V.I. Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds.

         DEFAULTED SECURITIES. AIM V.I. High Yield Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

         VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

         To the extent a Fund has the ability to invest in Variable or Floating Rate Instruments, the Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective, each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery transactions will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         AIM V.I. Government Securities Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. To the extent that a Fund has the ability to enter into Swap Agreements, a Fund has the ability to enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owned to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are repurchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions on mortgage securities to enhance the Fund's return either on an income or total return basis or to manage prepayment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

         Each Fund, except AIM V.I. Money Market Fund, may invest up to 15% of its net assets in securities that are illiquid. AIM V.I. Money Market Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         To the extent a Fund has the ability to invest in Derivatives, the Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. AIM V.I. Diversified Income Fund and AIM V. I. High Yield Fund may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular securities index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund, the Funds may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, futures contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, futures contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. Each Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, futures contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such security or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, futures contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the underling security, futures contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, futures contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset to the extent of the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to receive for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, futures contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, futures contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. Each Fund may purchase a call option for the purpose of acquiring the underlying security, futures contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, futures contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, futures contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, futures contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, futures contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, futures contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, futures contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, futures contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, futures contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, futures contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. Each Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," from and to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         SPECIAL SITUATIONS. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include things such as liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

         TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

Diversification Requirements - AIM V.I. Money Market Fund

         As a money market fund, AIM V.I. Money Market Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to securities with demand features or guarantees.

         The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the securities secures repayment of such securities.

         The diversification requirement applicable to securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security).

Fund Policies

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, except AIM V.I. Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;


         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for AIM V.I. Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

         AIM V.I. Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

         The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which AIM, the sub-advisor of AIM V.I. Dent Demographic Trends Fund and AIM V.I. Real Estate Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to all of the Funds, except AIM V.I. Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM V.I. Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33?% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33?% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         For purposes of AIM V.I. Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

Portfolio Turnover

         The portfolio turnover rate for the AIM V.I. Aggressive Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April of 2004.

         The portfolio turnover rate for the AIM V.I. Balanced Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. AIM V.I. Balanced Fund underwent a portfolio management change in December of 2003. As part of this change the fund's equity portfolio went from being managed in a growth-at-a-reasonable-price style to being managed in an intrinsic value style. Specifically, the new portfolio management team looked for companies whose estimated intrinsic value represents at least 50% upside from current market prices. When the new management team initiated their investment style in December of 2003 they exited those securities that did not meet this criteria and replaced them with those securities that did, creating above-average turnover for the year 2003. The reduced turnover in 2004 is indicative of normal levels.

         The portfolio turnover rate for the AIM V.I. Government Securities Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. Substantially higher bond market volatility necessitated trading more actively during 2003 than in 2004.

         The portfolio turnover rate for the AIM V.I. Large Cap Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. The turnover was in response to the transition from the lower-quality rally of 2003 to the more fundamental-driven market of 2004. Our rigorous sell discipline gave us information that led us out of several key names in favor of other stocks with more attractive risk/reward profiles.

         The portfolio turnover rate for the AIM V.I. Real Estate Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April, 2004.

         The portfolio turnover rate for the AIM V.I. Small Cap Equity Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.

Temporary Defensive Positions

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

Board of Trustees

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of the Funds are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Funds and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

Management Information

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

         The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.

         The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.

         The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden , Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.

         The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

         The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation
Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended December 31, 2004, the Valuation Committee held one meeting.

         The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultation") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held eight meetings.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustees in the AIM Funds Complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund, as applicable, by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of each Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of each Fund.

-        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

-        Meetings with each Fund's portfolio managers and investment personnel.
         With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

- Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

         After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

Factors Considered in Approving the Sub-Advisory Agreement

         The sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor" or "IINA") for AIM V.I. Real Estate Fund (the "Sub-Advisory Agreement")) were re-approved for AIM V.I. Real Estate Fund by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of the Sub-Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of AIM V.I. Real Estate Fund.

- The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

- The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to AIM V.I. Real Estate Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

- The performance of AIM V.I. Real Estate Fund relative to comparable funds. The Board reviewed the performance of AIM V.I. Real Estate Fund against the performance of funds advised by other advisors with investment strategies comparable to those of AIM V.I. Real Estate Fund and concluded that no changes should be made to AIM V.I. Real Estate Fund and that it was not necessary to change AIM V.I. Real Estate Fund's portfolio management team at this time.

- The performance of AIM V.I. Real Estate Fund relative to indices. The Board reviewed the performance of AIM V.I. Real Estate Fund against the performance of applicable indices and concluded that no changes should be made to AIM V.I. Real Estate Fund and that it was not necessary to change AIM V.I. Real Estate Fund's portfolio management team at this time.

- Meetings with AIM V.I. Real Estate Fund portfolio managers and investment personnel. The Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

- Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to AIM V.I. Real Estate Fund and concluded that such performance was satisfactory.

- Advisory fees, expense limitations and fee waivers and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to AIM V.I. Real Estate Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on AIM V.I. Real Estate Fund or its shareholders, as they are paid by AIM rather than AIM V.I. Real Estate Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to AIM V.I. Real Estate Fund are fair and reasonable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to the Sub-Advisor. The Board considered the benefits realized by the Sub-Advisor as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds sub-advised by the Sub-Advisor are used to pay for research and execution services. This research is used by the Sub-Advisor in making investment decisions for each sub-advised Fund. Because such research ultimately benefits each such Fund, the Board concluded that such arrangements were appropriate.

- Sub-Advisor's financial soundness. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

         After consideration of all of the above factors, the Board found that with respect to AIM V.I. Real Estate Fund: (i) the services provided to such Fund and its shareholders were adequate; and (ii) such Fund's Sub-Advisory Agreement was fair and reasonable under the circumstances. The Board therefore concluded that such Fund's Sub-Advisory Agreement was in the best interests of such Fund and its shareholders and continued such Sub-Advisory Agreement for another year.


Compensation

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

         Information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2004 is found in Appendix C.

Retirement Plan For Trustees

         The Trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Crockett, Dunn, Fields, Frischling and Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Codes of Ethics

         AIM, the Trust, A I M Distributors, Inc. ("AIM Distributors"), H.S. Dent Advisors, Inc. and INVESCO Institutional (N.A.), Inc. have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds--Registered Trademark-- ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

Proxy Voting Policies

         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund (except AIM V.I. Real Estate Fund) to the Fund's investment advisor. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM V.I. Real Estate Fund to the Fund's investment sub-advisor. The investment advisor or sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

         Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended December 31, 2004 is available at our Website, http://www.AIMinvestments.com. This information is also available at the SEC Website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by certain beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to AIM V.I. Dent Demographic Trends Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year.

         Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.


                                                                                                                       MAXIMUM
                                                                                                                     ADVISORY FEE
                                    ANNUAL RATE/NET ASSETS PER ADVISORY       MAXIMUM ADVISORY FEE RATE AFTER       RATES COMMITTED
           FUND NAME                            AGREEMENT                            JANUARY 1, 2005                  UNTIL DATE
-------------------------------- ----------------------------------------- -------------------------------------- ------------------
AIM V.I. Aggressive Growth Fund            0.80% of the first $150 million        0.75% of the first $150 million      12/31/2009
                                          0.625% of the next $4.85 billion       0.625% of the next $4.85 billion
                                              0.60% of the next $5 billion           0.60% of the next $5 billion
                                  0.575% of the excess over $10 billion(1)  0.575% of the excess over $10 billion

AIM V.I. Balanced Fund                     0.75% of the first $150 million        0.62% of the first $150 million      12/31/2009
                                           0.50% of the next $4.85 billion        0.50% of the next $4.85 billion
                                             0.475% of the next $5 billion          0.475% of the next $5 billion
                                   0.45% of the excess over $10 billion(1)   0.45% of the excess over $10 billion

AIM V.I. Basic Value Fund                 0.725% of the first $500 million       0.695% of the first $250 million      12/31/2009
                                            0.70% of the next $500 million         0.67% of the next $250 million
                                           0.675% of the next $500 million        0.645% of the next $500 million
                                     0.65% of the excess over $1.5 billion         0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. Blue Chip Fund                    0.75% of the first $350 million       0.695% of the first $250 million      12/31/2009
                                          0.625% of the next $4.65 billion         0.67% of the next $250 million
                                              0.60% of the next $5 billion        0.645% of the next $500 million
                                  0.575% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. Capital Appreciation              0.65% of the first $250 million       0.695% of the first $250 million      06/30/2006
Fund                                       0.60% of the next $4.75 billion         0.67% of the next $250 million
                                             0.575% of the next $5 billion        0.645% of the next $500 million
                                   0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. Capital Development               0.75% of the first $350 million       0.745% of the first $250 million      06/30/2006
Fund                                      0.625% of the next $4.65 billion         0.73% of the next $250 million
                                              0.60% of the next $5 billion        0.715% of the next $500 million
                                  0.575% of the excess over $10 billion(1)         0.70% of the next $1.5 billion
                                                                                  0.685% of the next $2.5 billion
                                                                                   0.67% of the next $2.5 billion
                                                                                  0.655% of the next $2.5 billion
                                                                             0.64% of the excess over $10 billion

                                                                                                                       MAXIMUM
                                                                                                                     ADVISORY FEE
                                    ANNUAL RATE/NET ASSETS PER ADVISORY       MAXIMUM ADVISORY FEE RATE AFTER       RATES COMMITTED
           FUND NAME                            AGREEMENT                            JANUARY 1, 2005                  UNTIL DATE
-------------------------------- ----------------------------------------- -------------------------------------- ------------------
AIM V.I. Core Equity Fund                  0.65% of the first $250 million       0.695% of the first $250 million      06/30/2006
                                           0.60% of the next $4.75 billion         0.67% of the next $250 million
                                             0.575% of the next $5 billion        0.645% of the next $500 million
                                   0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. Dent Demographic                    0.77% of the first $2 billion       0.695% of the first $250 million      12/31/2009
Trends Fund                                   0.72% of the next $3 billion         0.67% of the next $250 million
                                             0.695% of the next $5 billion        0.645% of the next $500 million
                                   0.67% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. Diversified Income                0.60% of the first $250 million                                    N/A          N/A
Fund                                 0.55% of the excess over $250 million

AIM V.I. Government Securities             0.50% of the first $250 million                                    N/A          N/A
Fund                                 0.45% of the excess over $250 million

AIM V.I. Growth Fund                       0.65% of the first $250 million       0.695% of the first $250 million      06/30/2006
                                           0.60% of the next $4.75 billion         0.67% of the next $250 million
                                             0.575% of the next $5 billion        0.645% of the next $500 million
                                   0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. High Yield Fund                  0.625% of the first $200 million                                    N/A          N/A
                                            0.55% of the next $300 million
                                            0.50% of the next $500 million
                                       0.45% of the excess over $1 billion

AIM V.I. International Growth              0.75% of the first $250 million      The current advisory fee schedule      06/30/2006
Fund                                       0.70% of the next $4.75 billion          is lower than the uniform fee
                                             0.675% of the next $5 billion          schedule at all asset levels.
                                   0.65% of the excess over $10 billion(1)

AIM V.I. Large Cap Growth Fund               0.75% of the first $1 billion       0.695% of the first $250 million      06/30/2006
                                              0.70% of the next $1 billion         0.67% of the next $250 million
                                      0.625% of the excess over $2 billion        0.645% of the next $500 million
                                                                                   0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. Mid Cap Core Equity              0.725% of the first $500 million      The current advisory fee schedule      06/30/2006
Fund                                        0.70% of the next $500 million          is lower than the uniform fee
                                           0.675% of the next $500 million          schedule at all asset levels.
                                     0.65% of the excess over $1.5 billion

                                                                                                                       MAXIMUM
                                                                                                                     ADVISORY FEE
                                    ANNUAL RATE/NET ASSETS PER ADVISORY       MAXIMUM ADVISORY FEE RATE AFTER       RATES COMMITTED
           FUND NAME                            AGREEMENT                            JANUARY 1, 2005                  UNTIL DATE
-------------------------------- ----------------------------------------- -------------------------------------- ------------------
AIM V.I. Money Market Fund                 0.40% of the first $250 million                                    N/A          N/A
                                     0.35% of the excess over $250 million

AIM V.I. Premier Equity Fund               0.65% of the first $250 million       0.695% of the first $250 million      06/30/2006
                                           0.60% of the next $4.75 billion         0.67% of the next $250 million
                                             0.575% of the next $5 billion        0.645% of the next $500 million
                                   0.55% of the excess over $10 billion(1)         0.62% of the next $1.5 billion
                                                                                  0.595% of the next $2.5 billion
                                                                                   0.57% of the next $2.5 billion
                                                                                  0.545% of the next $2.5 billion
                                                                             0.52% of the excess over $10 billion

AIM V.I. Real Estate Fund                0.90% of average daily net assets        0.75% of the first $250 million      06/30/2006
                                                                                   0.74% of the next $250 million
                                                                                   0.73% of the next $500 million
                                                                                   0.72% of the next $1.5 billion
                                                                                   0.71% of the next $2.5 billion
                                                                                   0.70% of the next $2.5 billion
                                                                                   0.69% of the next $2.5 billion
                                                                             0.68% of the excess over $10 billion

AIM V.I. Small Cap Equity Fund           0.85% of average daily net assets       0.745% of the first $250 million      06/30/2006
                                                                                   0.73% of the next $250 million
                                                                                  0.715% of the next $500 million
                                                                                   0.70% of the next $1.5 billion
                                                                                  0.685% of the next $2.5 billion
                                                                                   0.67% of the next $2.5 billion
                                                                                  0.655% of the next $2.5 billion
                                                                             0.64% of the excess over $10 billion

(1) AIM has voluntarily agreed to waive advisory fees payable by the Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.


         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

         AIM has contractually agreed through April 30, 2006, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) for Series I shares of each Fund (except AIM V.I. High Yield Fund) to the extent necessary to limit Series I shares total annual fund operating expenses to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

         AIM has contractually agreed through April 30, 2006, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund mergers and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) for Series I shares of AIM V.I. High Yield Fund to the extent necessary to limit Series I shares total annual fund operating expenses to 1.05%.

Investment Sub-Advisors

         AIM has entered into a Sub-Advisory contract with H.S. Dent Advisors, Inc. ("Dent") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Dent Demographic Trends Fund, and has entered into a Sub-Advisory contract with INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Real Estate Fund.

         AIM and Dent have agreed to terminate the sub-advisory agreement with respect to AIM V.I. Dent Demographic Trends Fund. The sub-advisory agreement therefore will expire at the end of its current term on June 30, 2005. All references in this Statement of Additional Information to the "Sub-advisor" for the AIM V.I. Dent Demographic Trends Fund are hereby deleted, as of the close of business on June 30, 2005. In connection therewith, the Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Dent Demographic Trends Fund, has approved changing the Fund's name to "AIM V.I. Demographic Trends Fund," effective July 1, 2005.

         Both Dent and INVESCO Institutional are registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Dent's responsibilities include providing AIM V.I. Dent Demographic Trends Fund with macroeconomic and sector research, along with investment and market capitalization recommendations analyzing global economic trends. INVESCO Institutional is responsible for AIM V.I. Real Estate Fund's day to day management, including the Fund's investment decisions and the execution of securities transactions, with respect to the Fund. INVESCO Institutional is an affiliate of AIM.

         For the services to be rendered by Dent under its Sub-Advisory Contract, the Advisor will pay to Dent, a fee which will be computed daily and paid as of the last day of each month. On an annual basis, the subadvisory fee is 6.49% of the net management fee for AIM V.I. Dent Demographic Trends Fund; however, no sub-advisory fee shall be due with respect to AIM V.I. Dent Demographic Trends Fund if the net assets of AIM V.I. Dent Demographic Trends Fund fall below $50 million.

         For the services to be rendered by INVESCO Institutional under its Sub-Advisory Contract with respect to AIM V.I. Real Estate Fund, AIM will pay a sub-advisory fee computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

         Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor to the AIM V.I. Real Estate Fund.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

         Prior to April 30, 2004, INVESCO served as investment advisor to the predecessor to the AIM V.I. Real Estate Fund. During periods outlined in Appendix F, AIM V.I. Real Estate Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown in Appendix F, so that the AIM V.I. Real Estate Fund's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO. Prior to April 30, 2004, INVESCO Institutional served as sub-advisor to the predecessor to the AIM V.I. Real Estate Fund under a prior agreement.

Portfolio Managers.

         Appendix G contains the following information regarding the portfolio managers identified in each Fund's prospectus:

               o    The dollar range of the manager's investments in each Fund.

               o    A description of the manager's compensation structure.

               o Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements.

         If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Service Agreements

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM contracts with Participating Insurance Companies to provide certain services related to operations of the Trust. These services may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing Contract owners; the maintenance of master accounts; the facilitation of purchases and redemptions requested by Contract owners; and the servicing of Contract owner accounts.

         Each Participating Insurance Company negotiates the fees to be paid for the provision of these services. The cost of providing the services and the overall package of services provided may vary from one Participating Insurance Company to another. AIM does not make an independent assessment of the cost of providing such services.

         Effective May 1, 1998, the Funds agreed to reimburse AIM for its costs in paying the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company.

Any amounts paid by AIM to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by AIM out of its own financial resources.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix H.

Other Service Providers

         TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The TA Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds (except AIM V.I. Money Market Fund). The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM V.I. Money Market Fund.

         The Custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

         Under their contract with the Trust, the Custodians maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, the Funds' (except AIM V.I. Real Estate Fund) independent registered public accounting firm, and PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, AIM V.I. Real Estate Fund's independent registered public accounting firm, are responsible for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers as the independent registered public accounting firm of all the Funds for the fiscal year ending December 31, 2005.

         COUNSEL TO THE TRUST. Foley & Lardner, LLP, Washington, D.C., has advised the Trust on certain federal securities law matters.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Sub-advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

         Since purchases and sales of portfolio securities by the AIM V.I. Money Market Fund are usually principal transactions, the Fund incurs little or no brokerage commissions.

Brokerage Transactions

         AIM or the Sub-advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Purchases and sales of portfolio securities for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund are generally transacted with the issuer or a primary market maker. In addition, some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31, are found in Appendix I.

Commissions

         During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Brokerage Selection

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." In addition, the services provided by a broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in any transaction, the Fund may pay a higher price than that available from another broker provided that the difference is justified by other aspects of the portfolio execution services provided.

         The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM. Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by subadvisers to accounts managed or advised by AIM. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

         Foreign equity securities held by a Fund in the form of ADRs or EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

Directed Brokerage (Research Services)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2004 are found in Appendix J.

Regular Brokers or Dealers

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2004 is found in Appendix J.

Allocation of Portfolio Transactions

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Often times, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

Allocation of Initial Public Offering ("IPO") Transactions

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPO's by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity, suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.


                        PURCHASE AND REDEMPTION OF SHARES

         The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

         The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

         The Board monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contractors or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

Calculation of Net Asset Value

         For AIM V.I. Money Market Fund: The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all of its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

         The Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share. AIM V.I. Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

         Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold.

         For All Other Funds: Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

         Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

         Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

Redemption In Kind

         Although the Funds, except AIM V.I. Money Market Fund, generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

Payments to Participating Insurance Companies

         AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies in addition to or in lieu of Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

         It is the present policy of the Funds to declare and distribute dividends representing substantially all net investment income as follows:

                                                                          DIVIDENDS            DIVIDENDS
                                                                          DECLARED               PAID
                                                                          ---------            ---------
         AIM V.I. Aggressive Growth Fund ................................ annually              annually
         AIM V.I. Balanced Fund ......................................... annually              annually
         AIM V.I. Basic Value Fund....................................... annually              annually
         AIM V.I. Blue Chip Fund ........................................ annually              annually
         AIM V.I. Capital Appreciation Fund ............................. annually              annually
         AIM V.I. Capital Development Fund .............................. annually              annually
         AIM V.I. Core Equity Fund ...................................... annually              annually
         AIM V.I. Dent Demographic Trends Fund........................... annually              annually
         AIM V.I. Diversified Income Fund ............................... annually              annually
         AIM V.I. Government Securities Fund ............................ annually              annually
         AIM V.I. Growth Fund ........................................... annually              annually
         AIM V.I. High Yield Fund ....................................... annually              annually
         AIM V.I. International Growth Fund ............................. annually              annually
         AIM V.I. Large Cap Growth Fund.................................. annually              annually
         AIM V.I. Mid Cap Core Equity Fund............................... annually              annually
         AIM V.I. Money Market Fund .....................................    daily               monthly
         AIM V.I. Premier Equity Fund ................................... annually              annually
         AIM V.I. Real Estate Fund....................................... annually              annually
         AIM V.I. Small Cap Equity Fund.................................. annually              annually

         All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

         It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.

         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM V.I. Money Market Fund. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gain to separate accounts of participating life insurance companies. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any carried forward from previous fiscal periods. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

         AIM V.I. Money Market Fund declares net investment income dividends daily and pays net investment income dividends monthly and declares and pays annually any capital gain distributions. The Fund does not expect to realize any long-term capital gains and losses. The Fund may distribute net realized short-term gain, if any, more frequently.

         Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of AIM V.I. Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of AIM V.I. Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

Tax Matters

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its investment company taxable income and net capital gains.

         In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

         The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

         Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

         Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

         Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs).

         The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

         As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the distribution requirement.

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.


                           DISTRIBUTION OF SECURITIES

Distribution Plan

         The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

         The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Series II shares of the Funds. Distribution activities appropriate for financing under the Plan include, but are not limited to, the following: expenses relating to the development, preparation, printing and distribution of advertisements and sales literature and other promotional materials describing and/or relating to the Fund; expenses of training sales personnel regarding the Fund; expenses of organizing and conducting seminars and sales meetings designed to promote the distribution of the Series II shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Series II shares to fund variable annuity and variable insurance contracts investing directly in the Series II shares; compensation to sales personnel in connection with the allocation of cash values and premium of variable annuity and variable insurance contracts to investments in the Series II shares; compensation to and expenses of employees of AIM Distributors, including overhead and telephone expenses, who engage in the distribution of the Series II shares; and the costs of administering the Plan.

         Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Trust during periods when the Trust has suspended or otherwise limited sales. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         AIM Distributors has contractually agreed through April 30, 2006, to reimburse Rule 12b-1 distribution plan fees for Series II shares of the Funds (except AIM V.I. High Yield Fund) to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.

         AIM Distributors has contractually agreed through April 30, 2006, to reimburse Rule 12b-1 distribution plan fees for Series II shares of AIM V.I. High Yield Fund to the extent necessary to limit Series II shares total annual fund operating expenses to 1.20%.

         AIM Distributors has entered into agreements with Participating Insurance Companies and other financial intermediaries to provide the distribution services in furtherance of the Plan. Currently, AIM Distributors pays Participating Insurance Companies and others at the annual rate of 0.25% of average daily net assets of Series II shares attributable to the Contracts issued by the Participating Insurance Company as compensation for providing such distribution services. AIM Distributors does not act as principal, but rather as agent for the Funds, in making distribution service payments. These payments are an obligation of the Funds and not of AIM Distributors.

         See Appendix I for a list of the amounts paid by Series II shares to AIM Distributors pursuant to the Plan for the year, or period, ended December 31, 2004 and Appendix J for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2004.

         As required by Rule 12b-1, the Plan approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the

Trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each Series II class of the Funds and its respective shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust's liquidity needs and helping to increase the Trust's investment flexibility.

         Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan requires AIM Distributors to provide the Board at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plan. A Plan may be terminated as to any Fund or Series II shares by the vote of a majority of the Rule 12b-1 Trustees or, with respect to the Series II shares, by the vote of a majority of the outstanding voting securities of the Series II shares.

         Any change in the Plan that would increase materially the distribution expenses paid by the Series II shares requires shareholder approval. No material amendment to the Plan may be made unless approved by the affirmative vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called for the purpose of voting upon such amendment.

Distributor

         The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         Certain Funds may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Series II shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Series I shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Series II shares since their inception and the restated historical performance of the Funds' Series I shares (for periods prior to inception of the Series II shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Series II shares.

         A restated or blended performance calculation may be used to derive the following for all Funds, except AIM V.I. Money Market Fund: (i) standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and (ii) non-standardized cumulative total returns over a stated period.

         A restated or blended performance calculation may be used to derive the following for AIM V.I. Money Market Fund: (i) non-standardized average annual total returns over a stated period, and (ii) non-standardized cumulative total returns over a stated period.

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000;
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the 1, 5, or 10 year periods);
                n       =    number of years; and
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).

The cumulative total returns for each Fund, with respect to its Series I and Series II shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix M.

Yield Quotation

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where           a       =    dividends and interest earned during a stated
                             30-day period.  For purposes of this calculation,
                             dividends are accrued rather than recorded on the
                             ex-dividend date.  Interest earned under this
                             formula must generally be calculated based on the
                             yield to maturity of each obligation (or, if more
                             appropriate, based on yield to call date);
                b       =    expenses accrued during period (net of
                             reimbursements);
                c       =    the average daily number of shares outstanding
                             during the period that were entitled to receive
                             dividends; and
                d       =    the maximum offering price per share on the last
                             day of the period.

         The standard formula for calculating annualized yield for AIM V.I. Money Market Fund is as follows:

                           Y = Base Period Return   x         365
                               ----------------------         ---
                                                               7

         Where       Y    =    annualized yield;

                     Base Period Return =        (V  - V )
                                                   1    0
                                                 ---------
                                                    V
                                                     0
                     V    =    the value of a hypothetical pre-existing
                      0        account in the Fund having a balance of one share
                               at the beginning of a stated seven-day period;
                               and
                     V    =    the value of such an account at the end of the
                      1        stated period.


         The standard formula for calculating effective annualized yield for the Fund is as follows:

                                                        365/7
                     EY   =    (Base Period Return + 1)      - 1

         Where       Y    =    effective annualized yield; and Y = annualized
                               yield, as determined above.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age                    Financial World                    Mutual Fund Forecaster
Barron's                           Forbes                             Nation's Business
Best's Review                      Fortune                            New York Times
Bloomberg                          Hartford Courant                   Pension World
Broker World                       Inc.                               Pensions & Investments
Business Week                      Institutional Investor             Personal Investor
Changing Times                     Insurance Forum                    Philadelphia Inquirer
Christian Science Monitor          Insurance Week                     The Bond Buyer
Consumer Reports                   Investor's Business Daily          USA Today
Economist                          Journal of the American            U.S. News & World Report
FACS of the Week                      Society of CLU & ChFC           Wall Street Journal
Financial Planning                 Kiplinger Letter                   CNN
Financial Product News             Washington Post                    CNBC
Financial Services Week            Money                              PBS

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Lipper Balanced Fund Index                                                Russell 3000--Registered Trademark--
         Lipper European Fund Index                                                Index Russell 1000--Registered Trademark--
         Lipper Global Fund Index                                                  Growth Index Russell 3000 Growth Index
         Lipper International Fund Index                                           Lehman Aggregate Bond Index
         Lipper Multi Cap Core Fund Index                                          Dow Jones Global Utilities Index
         Lipper Multi Cap Growth Fund Index                                        MSCI All Country World Index
         Lipper Science & Technology Fund Index                                    MSCI EAFE Index
         Lipper Small Cap Core Fund Index                                          MSCI Europe Index
         Lipper Small Cap Growth Fund Index Lipper Large Cap Core Fund Index       PSE Tech 100 Index
         Russell 1000 Index                                                        Standard & Poor's 500 Index
         Russell 1000 Value Index                                                  Wilshire 5000 Index
         Russell 2000--Registered Trademark-- Index                                NASDAQ Index
                                                                                   Real Estate Funds

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

         From time to time, AIM V.I. Dent Demographic Trends Fund's sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.


     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

         On October 8, 2004, IFG (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the SEC, the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, AIM Distributors (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that AIM Distributors violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

         Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and AIM Distributors agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and AIM Distributors will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

         Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

         The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


                   REGULATORY INQUIRIES AND PENDING LITIGATION

         The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

         As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

         Ongoing Regulatory Inquiries Concerning IFG and AIM

         IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

         AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

         Pending Regulatory Civil Action Alleging Market Timing

         On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

         If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

         Private Civil Actions Alleging Market Timing

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix N-1.

         All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix N-1.

Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix N-1.

         Private Civil Actions Alleging Improper Use of Fair Value Pricing

         Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix N-2.

         Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, AIM Distributors and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix N-3.

         Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

         Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix N-4.

         Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix N-5.

         Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

         A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on April 25, 2005, is set forth in Appendix N-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:


         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.


                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


                         FITCH LONG-TERM CREDIT RATINGS


         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.


                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:  Default of some kind appears probable.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.


                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of March 31, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.


 NAME, YEAR OF BIRTH AND          TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE          AND/OR                                                           HELD BY TRUSTEE
         TRUST                    OFFICER
                                   SINCE
-----------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------

Robert H. Graham(1) -- 1946         1993      Director and Chairman, A I M Management Group      None
Trustee, Vice Chair and                       Inc. (financial services holding company);
President                                     Director and Vice Chairman, AMVESCAP PLC; and
                                              Chairman of AMVESCAP PLC- AIM Division (parent,
                                              AIM and a global investment management firm)

                                              Formerly: President and Chief Executive
                                              Officer, A I M Management Group Inc.; Director,
                                              Chairman and President, A I M Advisors, Inc.
                                              (registered investment advisor); Director and
                                              Chairman, A I M Capital Management, Inc.
                                              (registered investment advisor), A I M
                                              Distributors, Inc. (registered broker dealer),
                                              AIM Investment Services, Inc. (registered
                                              transfer agent), and Fund Management Company
                                              (registered broker dealer); and Chief Executive
                                              Officer, AMVESCAP PLC - Managed Products
-----------------------------------------------------------------------------------------------------------------------

Mark H. Williamson(2) -- 1951       2003      Director, President and Chief Executive            None
Trustee and Executive Vice                    Officer, A I M Management Group Inc. (financial
President                                     services holding company); Director, Chairman
                                              and President, A I M Advisors, Inc. (registered
                                              investment advisor); Director, A I M Capital
                                              Management, Inc. (registered investment
                                              advisor) and A I M Distributors, Inc.
                                              (registered broker dealer), Director and
                                              Chairman, AIM Investment Services, Inc.
                                              (registered transfer agent), Fund Management
                                              Company (registered broker dealer) and INVESCO
                                              Distributors, Inc.; and Chief Executive
                                              Officer, AMVESCAP PLC - AIM Division (parent of
                                              AIM and a global investment management firm)

                                              Formerly: Director, Chairman, President and
                                              Chief Executive Officer, INVESCO Funds Group,
                                              Inc.; President and Chief Executive Officer,
                                              INVESCO Distributors, Inc.; and Chief Executive
                                              Officer, AMVESCAP PLC - Managed Products
-----------------------------------------------------------------------------------------------------------------------


----------

1 Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.

2 Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

 NAME, YEAR OF BIRTH AND          TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE          AND/OR                                                          HELD BY TRUSTEE
         TRUST                    OFFICER
                                   SINCE
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett(3) -- 1944        1993      Chairman, Crockett Technology Associates          ACE Limited (insurance
Trustee and Chair                             (technology consulting company)                   company); and Captaris,
                                                                                                Inc. (unified messaging
                                                                                                provider)
-----------------------------------------------------------------------------------------------------------------------

Bob R. Baker -- 1936                2004      Retired                                           None
Trustee
-----------------------------------------------------------------------------------------------------------------------

Frank S. Bayley -- 1939             2001      Retired                                           Badgley Funds, Inc.
Trustee                                                                                         (registered investment
                                              Formerly:  Partner, law firm of Baker & McKenzie   company)
-----------------------------------------------------------------------------------------------------------------------

James T. Bunch -- 1942              2004      Co-President and Founder, Green, Manning &        None
Trustee                                       Bunch Ltd. (investment banking firm); and
                                              Director, Policy Studies, Inc. and Van Gilder
                                              Insurance Corporation
-----------------------------------------------------------------------------------------------------------------------

Albert R. Dowden -- 1941            2000      Director of a number of public and private        None
Trustee                                       business corporations, including the Boss
                                              Group, Ltd. (private investment and
                                              management); Cortland Trust, Inc.(Chairman)
                                              (registered investment company); Annuity and
                                              Life Re (Holdings), Ltd. (insurance company);
                                              and CompuDyne Corporation (provider of products
                                              and services to the public security market)

                                              Formerly: Director, President and Chief
                                              Executive Officer, Volvo Group North America,
                                              Inc.; Senior Vice President, AB Volvo; and
                                              director of various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr. -- 1935         1998      Retired                                           None
Trustee
                                              Formerly: Chairman, Mercantile Mortgage Corp.;
                                              President and  Chief Operating Officer,
                                              Mercantile-Safe Deposit & Trust Co.; and
                                              President, Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------

Jack M. Fields -- 1952              1997      Chief Executive Officer, Twenty First Century     Administaff; and
Trustee                                       Group, Inc. (government affairs company) and      Discovery Global
                                              Owner, Dos Angelos Ranch, L.P.                    Education Fund

                                              Formerly:  Chief Executive Officer, Texana        (non-profit)
                                              Timber LP (sustainable forestry company)
-----------------------------------------------------------------------------------------------------------------------


----------
3     Mr. Crockett was elected Chair of the Board effective October 4, 2004.

 NAME, YEAR OF BIRTH AND          TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE          AND/OR                                                          HELD BY TRUSTEE
         TRUST                    OFFICER
                                   SINCE
-----------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937             1993      Partner, law firm of Kramer Levin Naftalis and    Cortland Trust, Inc.
Trustee                                       Frankel LLP                                       (registered investment
                                                                                                company)
-----------------------------------------------------------------------------------------------------------------------

Gerald J. Lewis -- 1933             2004      Chairman, Lawsuit Resolution Services (San        General Chemical Group,
Trustee                                       Diego, California)                                Inc.
-----------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis -- 1950          1998      Formerly:  Chief Executive Officer, YWCA of the   None
Trustee                                       USA
-----------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock -- 1942            1993      Partner, law firm of Pennock & Cooper             None
Trustee
-----------------------------------------------------------------------------------------------------------------------

Ruth H. Quigley -- 1935             2001      Retired                                           None
Trustee
-----------------------------------------------------------------------------------------------------------------------

Larry Soll -- 1942                  2004      Retired                                           None
Trustee
-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------

Lisa O. Brinkley(4) -- 1959         2004      Senior Vice President, A I M Management Group     N/A
Senior Vice President and                     Inc. (financial services holding company);
Chief Compliance Officer                      Senior Vice President and Chief Compliance
                                              Officer, A I M Advisors, Inc.; Vice President
                                              and Chief Compliance Officer, A I M Capital
                                              Management, Inc.; and Vice President, A I M
                                              Distributors, Inc., AIM Investment Services,
                                              Inc. and Fund Management Company

                                              Formerly:  Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds;
                                              and Chief Compliance Officer, A I M
                                              Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------


----------
4 Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

 NAME, YEAR OF BIRTH AND          TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE          AND/OR                                                          HELD BY TRUSTEE
         TRUST                    OFFICER
                                   SINCE
-----------------------------------------------------------------------------------------------------------------------

Kevin M. Carome -- 1956             2003      Director, Senior Vice President, Secretary and    N/A
Senior Vice President,                        General Counsel, A I M Management Group Inc.
Chief Legal Officer and                       (financial services holding company) and A I M
Secretary                                     Advisors, Inc.; Director and Vice President,
                                              INVESCO Distributors, Inc.; Vice President, A I M
                                              Capital Management, Inc. and AIM Investment
                                              Services, Inc.; Director, Vice President and
                                              General Counsel, Fund Management Company; and
                                              Senior Vice President, A I M Distributors, Inc.

                                              Formerly:  Vice President, A I M Distributors,
                                              Inc.; Senior Vice President and General
                                              Counsel, Liberty Financial Companies, Inc.; and
                                              Senior Vice President and General Counsel,
                                              Liberty Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------

Russell C. Burk(5) - 1958       2005          Formerly:  Director of Compliance and Assistant   N/A
Senior Vice President                         General Counsel, ICON Advisers, Inc.; Financial
                                              Consultant, Merrill Lynch; General Counsel and
                                              Director of Compliance, ALPS Mutual Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------

Robert G. Alley - 1948          1993          Managing Director, Chief Fixed Income Officer     N/A
Vice President                                and Senior Investment Officer, A I M Capital
                                              Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

                                    1993      Managing Director and Director of Money Market    N/A
Stuart W. Coco -- 1955                        Research and Special Projects, A I M Capital
Vice President                                Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

Sidney M. Dilgren -- 1961           2004      Vice President and Fund Treasurer, A I M          N/A
Vice President and Treasurer                  Advisors, Inc.

                                              Formerly:  Senior Vice President, AIM
                                              Investment Services, Inc.; and Vice President,
                                              A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------


----------
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

 NAME, YEAR OF BIRTH AND          TRUSTEE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE          AND/OR                                                          HELD BY TRUSTEE
         TRUST                    OFFICER
                                   SINCE
-----------------------------------------------------------------------------------------------------------------------

J. Philip Ferguson(6)-- 1945        2005      Senior Vice President and Chief Investment        N/A
Vice President                                Officer, A I M Advisors Inc.; Director,
                                              Chairman, Chief Executive Officer, President
                                              and Chief Investment Officer, A I M Capital
                                              Management, Inc; Executive Vice President, A I M
                                              Management Group Inc.

                                              Formerly:  Senior Vice President, AIM Private
                                              Asset Management, Inc.; Chief Equity Officer,
                                              and Senior Investment Officer, A I M Capital
                                              Management, Inc.; and Managing Partner, Beutel,
                                              Goodman Capital Management
-----------------------------------------------------------------------------------------------------------------------

Mark D. Greenberg -- 1957           2004      Senior Vice President and Senior Portfolio        N/A
Vice President                                Manager, A I M Capital Management, Inc.

                                              Formerly:  Senior Vice President and Senior
                                              Portfolio Manager, INVESCO Institutional
                                              (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------

William R. Keithler -- 1952         2004      Senior Vice President and Senior Portfolio        N/A
Vice President                                Manager, A I M Capital Management, Inc.

                                              Formerly:  Senior Vice President, Director of
                                              Sector Management and Senior Portfolio Manager,
                                              INVESCO Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------

Karen Dunn Kelley -- 1960           1993      Director of Cash Management, Managing Director    N/A
Vice President                                and Chief Cash Management Officer, A I M
                                              Capital Management, Inc.; Director and
                                              President, Fund Management
                                              Company; and Vice President, A I M
                                              Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------


----------
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

                        TRUSTEE OWNERSHIP OF FUND SHARES
                              AS OF MARCH 31, 2005



          NAME OF TRUSTEE              DOLLAR RANGE OF EQUITY SECURITIES PER         AGGREGATE DOLLAR RANGE OF
                                                       FUND(7)                       EQUITY SECURITIES IN ALL
                                                                                       REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY
                                                                                    TRUSTEE IN THE AIM FAMILY OF
                                                                                    FUNDS--Registered Trademark--
-----------------------------------------------------------------------------------------------------------------
Robert H. Graham                     V.I. Core Stock            Over $100,00                Over $100,000
                                     V.I. Growth               Over $100,000
-----------------------------------------------------------------------------------------------------------------
Mark H. Williamson                                      -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Bob R. Baker                                            -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Frank S. Bayley                                         -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
James T. Bunch                                          -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                       -0-                              $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------
Albert R. Dowden                                        -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                                     -0-                                Over $100,000(8)
-----------------------------------------------------------------------------------------------------------------
Jack M. Fields                                          -0-                                Over $100,000(8)
-----------------------------------------------------------------------------------------------------------------
Carl Frischling                                         -0-                                Over $100,000(8)
-----------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                                         -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                      -0-                                 $1 - $10,000(8)
-----------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                        -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                                         -0-                               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------
Larry Soll                                              -0-                                 Over $100,000
-----------------------------------------------------------------------------------------------------------------

(7) During the above period, no Trustee had any equity securities in the Funds.

(8) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                                              RETIREMENT        ESTIMATED
                                            AGGREGATE          BENEFITS      ANNUAL BENEFITS          TOTAL
                                        COMPENSATION FROM       ACCRUED      UPON RETIREMENT       COMPENSATION
                                               THE              BY ALL         FROM ALL AIM        FROM ALL AIM
               TRUSTEE                     TRUST(1)(2)       AIM FUNDS(3)        FUNDS(4)          FUNDS(5)(6)

-------------------------------------------------------------------------------------------------------------------
Bob R. Baker                                       $26,712         $198,871          $144,786              $189,750
-------------------------------------------------------------------------------------------------------------------
Frank S. Bayley                                     29,676          175,241           112,500               193,500
-------------------------------------------------------------------------------------------------------------------
James T. Bunch                                      26,098          143,455           112,500               186,000
-------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                   34,592           75,638           112,500               223,500
-------------------------------------------------------------------------------------------------------------------
Albert R. Dowden                                    29,514           93,210           112,500               192,500
-------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                                 29,676          133,390           112,500               193,500
-------------------------------------------------------------------------------------------------------------------
Jack M. Fields                                      28,447           48,070           112,500               186,000
-------------------------------------------------------------------------------------------------------------------
Carl Frischling(7)                                  28,322           62,040           112,500               185,000
-------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                                     26,098          143,455           112,500               186,000
-------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                  29,062           55,768           112,500               189,750
-------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                    28,447           80,777           112,500               186,000
-------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                                     29,062          154,767           112,500               189,750
-------------------------------------------------------------------------------------------------------------------
Louis S. Sklar(8)                                   28,447          115,160           101,250               186,000
-------------------------------------------------------------------------------------------------------------------
Larry Soll                                          26,098          184,356           130,823               186,000
-------------------------------------------------------------------------------------------------------------------

(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $101,508.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $5,770 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $ 132,892.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended December 31, 2004 the Trust paid $84,715 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)      Mr. Sklar retired effective December 31, 2004.

                                   APPENDIX D

                          PROXY POLICIES AND PROCEDURES


THE PROXY VOTING POLICIES APPLICABLE TO EACH FUND (EXCEPT AIM V.I. REAL ESTATE
FUND) FOLLOW:


A.    PROXY POLICIES

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.   BOARDS OF DIRECTORS

           A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

           There are some actions by directors that should result in votes being withheld. These instances include directors who:

            o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

            o Attend less than 75 percent of the board and committee meetings without a valid excuse;

            o Implement or renew a dead-hand or modified dead-hand poison pill;

            o     Sit on the boards of an excessive number of companies;

            o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

            o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            o Long-term financial performance of the target company relative to its industry;

            o     Management's track record;

            o     Portfolio manager's assessment;

            o     Qualifications of director nominees (both slates);

            o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

            o     Background to the proxy contest.

      II.   INDEPENDENT AUDITORS

            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

            o It is not clear that the auditors will be able to fulfill their function;

            o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III.  COMPENSATION PROGRAMS

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

            o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

            o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

            o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

            o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.   CORPORATE MATTERS

            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

            o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

            o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

            o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.    SHAREHOLDER PROPOSALS

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            o We will generally abstain from shareholder social and environmental proposals.

            o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

            o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

            o We will generally vote for proposals to lower barriers to shareholder action.

            o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.   OTHER

      o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

      o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

      o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

      AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

    THE PROXY VOTING POLICIES APPLICABLE TO AIM V.I. REAL ESTATE FUND FOLLOW:

                                 GENERAL POLICY
                            (dated February 10, 2005)

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES


VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations.

In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

      (1)   describe any real or perceived conflict of interest,

      (2)   discuss any procedure used to address such conflict of interest,

      (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

      (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST


PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

      o Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      o Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

      o Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                   APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION


                  I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.


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                                                      Print Name

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              Date                                    Signature

                                   APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.    Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent

      o     Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:


      o Attend less than 75 percent of the board and committee meetings without a valid excuse

      o     Implement or renew a dead-hand or modified dead-hand poison pill

      o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      o Failed to act on takeover offers where the majority of the shareholders tendered their shares

      o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      o Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

      o Are inside directors or affiliated outside directors and the full board is less than majority independent

      o Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

      o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

      o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      o     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

      o     Two-thirds independent board


      o     All-independent key committees

      o     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.    Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

      o     Background to the proxy contest

      o     Qualifications of director nominees (both slates)

      o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.    Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.    Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      o     Purchase price

      o     Fairness opinion

      o     Financial and strategic benefits

      o     How the deal was negotiated

      o     Conflicts of interest

      o     Other alternatives for the business

      o     Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      o     Impact on the balance sheet/working capital

      o     Potential elimination of diseconomies

      o     Anticipated financial and operating benefits

      o     Anticipated use of funds

      o     Value received for the asset

      o     Fairness opinion

      o     How the deal was negotiated

      o     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      o     Dilution to existing shareholders' position

      o     Terms of the offer

      o     Financial issues

      o     Management's efforts to pursue other alternatives

      o     Control issues

      o     Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      o     The reasons for the change

      o     Any financial or tax benefits

      o     Regulatory benefits

      o     Increases in capital structure

      o     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

      o     Capital Structure model

      o     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      o Prospects of the combined company, anticipated financial and operating benefits

      o     Offer price

      o     Fairness opinion

      o     How the deal was negotiated

      o     Changes in corporate governance

      o     Change in the capital structure

      o     Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      o     Tax and regulatory advantages

      o     Planned use of the sale proceeds

      o     Valuation of spin-off

      o     Fairness opinion

      o     Benefits to the parent company

      o     Conflicts of interest

      o     Managerial incentives

      o     Corporate governance changes

      o     Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.    State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.    Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders

      o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.    Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

      o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      o     Cash compensation, and

      o     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.


TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                  RUSSELL 3000                            NON-RUSSELL 3000
-------------------------------------------------------------------------------------     -------------------------------------
                                                              Standard     Mean + Std                 Standard       Mean + Std
      GICS                  GICS Dsec               Mean      Deviation           Dev     Mean        Deviation             Dev
1010              Energy                          1.60%       1.02%        2.61%          2.59%        2.19%            4.78%
1510              Materials                       1.55%       .81%         2.36%          2.54%        1.92%            4.46%
2010              Capital Goods                   1.86%       1.19%        3.05%          3.23%        2.93%            6.17%
2020              Commercial Services & Supplies  2.87%       1.53%        4.40%          4.39%        3.68%            8.07%
2030              Transportation                  2.10%       1.50%        3.60%          2.44%        2.22%            4.66%
2510              Automobiles & Components        2.10%       1.37%        3.48%          2.90%        2.28%            5.18%
2520              Consumer Durables & Apparel     2.40%       1.51%        3.90%          3.42%        2.79%            6.21%

                                                  RUSSELL 3000                            NON-RUSSELL 3000
-------------------------------------------------------------------------------------     -------------------------------------
                                                              Standard     Mean + Std                 Standard       Mean + Std
      GICS                  GICS Dsec               Mean      Deviation           Dev     Mean        Deviation             Dev
2530              Hotels Restaurants & Leisure    2.39%       1.08%        3.48%          3.30%        2.87%            6.17%
2540              Media                           2.34%       1.50%        3.84%          4.12%        2.89%            7.01%
2550              Retailing                       2.89%       1.95%        4.84%          4.26%        3.50%            7.75%
3010 to 3030      Food & Staples Retailing        1.98%       1.50%        3.48%          3.37%        3.32%            6.68%
3510              Health Care Equipment &         3.24%       1.96%        5.20%          4.55%        3.24%            7.79%
                  Services
3520              Pharmaceuticals &               3.60%       1.72%        5.32%          5.77%        4.15%            9.92%
                  Biotechnology
4010              Banks                           1.44%       1.17%        2.61%          1.65%        1.60%            3.25%
4020              Diversified Financials          3.12%       2.54%        5.66%          5.03%        3.35%            8.55%
4030              Insurance                       1.45%       .88%         2.32%          2.47%        1.77%            4.24%
4040              Real Estate                     1.01%       .89%         1.90%          1.51%        1.50%            3.01%
4510              Software & Services             5.44%       3.05%        8.49%          8.08%        6.01%            14.10%
4520              Technology Hardware &           4.00%       2.69%        6.68%          5.87%        4.25%            10.12%
                  Equipment
4530              Semiconductors &                5.12%       2.86%        7.97%          6.79%        3.95%            10.74%
                  Semiconductor Equipment
5010              Telecommunications Services     2.56%       2.39%        4.95%          4.66%        3.90%            8.56%
5510              Utilities                       .90%        .65%         1.55%          3.74%        4.63%            8.38%


A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8-K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

      o     Base salary, bonus, long-term incentives

      o Accumulative realized and unrealized stock option and restricted stock gains

      o Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

      o Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

      o Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

      o     Payment if termination occurs within 12 months: $_____

      o     Payment if "not for cause" termination occurs within 12 months:
            $______

      o     Payment if "change of control" termination occurs within 12 months:
            $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1)The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2)The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

      o     Director stock ownership guidelines

            -     A minimum of three times the annual cash retainer.


----------
1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

      o     Vesting schedule or mandatory holding/deferral period

            - A minimum vesting of three years for stock options or restricted stock, or

            - Deferred stock payable at the end of a three-year deferral period.

      o     Mix between cash and equity

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      o     Retirement/Benefit and Perquisites programs

            - No retirement/benefits and perquisites provided to non-employee directors.

      o     Quality of disclosure

            - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the re-pricing

      o     Value-for-value exchange

      o     Treatment of surrendered options

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      o     Purchase price is less than 85 percent of fair market value, or

      o     Offering period is greater than 27 months, or

      o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR nonqualified employee stock purchase plans with all the following features:

      o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

      o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

      o     The triggering mechanism should be beyond the control of management

      o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

      o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.    Social and Environmental Issues


                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      o The availability and feasibility of alternatives to animal testing to ensure product safety, and

      o     The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      o The company has already published a set of animal welfare standards and monitors compliance

      o The company's standards are comparable to or better than those of peer firms, and

      o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      o     Whether the proposal focuses on a specific drug and region

      o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

      o terms of reduced profits, lower R&D spending, and harm to competitiveness

      o The extent that reduced prices can be offset through the company's marketing budget without affecting

      o     R&D spending

      o     Whether the company already limits price increases of its products

      o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

      o     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      o Any voluntary labeling initiatives undertaken or considered by the company

      o Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

      o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      o The company's existing healthcare policies, including benefits and healthcare access for local workers

      o     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      o Whether the company has adequately disclosed the financial risks of its sub-prime business

      o Whether the company has been subject to violations of lending laws or serious lending controversies

      o     Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      o Whether the company complies with all local ordinances and regulations

      o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      o     The risk of any health-related liabilities.

Advertising to youth:

      o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      o Whether the company has gone as far as peers in restricting advertising

      o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      o Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      o     The percentage of the company's business affected

      o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

      o     The percentage of the company's business affected

      o     The feasibility of a spin-off

      o Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.


                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      o New legislation is adopted allowing development and drilling in the ANWR region;

      o     The company intends to pursue operations in the ANWR; and

The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      o Environmentally conscious practices of peer companies, including endorsement of CERES

      o     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

      o The feasibility of financially quantifying environmental risk factors,

      o The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      o     The costs associated with implementing improved standards,

      o The potential costs associated with remediation resulting from poor environmental performance, and

      o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      o     The nature of the company's business and the percentage affected

      o     The extent that peer companies are recycling

      o     The timetable prescribed by the proposal

      o     The costs and methods of implementation

      o Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

      o     Risks associated with certain international markets

      o     The utility of such a report to shareholders

      o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      o     The relevance of the issue to be linked to pay

      o The degree that social performance is already included in the company's pay structure and disclosed

      o The degree that social performance is used by peer companies in setting pay

      o Violations or complaints filed against the company relating to the particular social performance measure

      o Artificial limits sought by the proposal, such as freezing or capping executive pay

      o     Independence of the compensation committee

      o     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o The company is in compliance with laws governing corporate political activities, and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.


                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      o There are serious controversies surrounding the company's China operations, and

      o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      o     The nature and amount of company business in that country

      o     The company's workplace code of conduct

      o     Proprietary and confidential information involved

      o     Company compliance with U.S. regulations on investing in the country

      o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      o Agreements with foreign suppliers to meet certain workplace standards

      o     Whether company and vendor facilities are monitored and how

      o     Company participation in fair labor organizations

      o     Type of business

      o     Proportion of business conducted overseas

      o     Countries of operation with known human rights abuses

      o Whether the company has been recently involved in significant labor and human rights controversies or violations

      o     Peer company standards and practices

      o     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      o The company does not operate in countries with significant human rights violations

      o The company has no recent human rights controversies or violations, or

      o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      o     Company compliance with or violations of the Fair Employment Act of
            1989

      o Company antidiscrimination policies that already exceed the legal requirements

      o     The cost and feasibility of adopting all nine principles

The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      o     The potential for charges of reverse discrimination

      o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      o     The level of the company's investment in Northern Ireland

      o     The number of company employees in Northern Ireland

      o     The degree that industry peers have adopted the MacBride Principles

      o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.


                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      o     Whether the company has in the past manufactured landmine components

      o     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      o     What weapons classifications the proponent views as cluster bombs

      o Whether the company currently or in the past has manufactured cluster bombs or their components

      o     The percentage of revenue derived from cluster bomb manufacture

      o     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      o     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      o     The information is already publicly available or

            The disclosures sought could compromise proprietary information.


                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      o The board composition is reasonably inclusive in relation to companies of similar size and business or

      o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      o     The degree of board diversity

      o     Comparison with peer companies

      o     Established process for improving board diversity

      o     Existence of independent nominating committee

      o     Use of outside search firm

      o     History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      o     The company has well-documented equal opportunity programs

      o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      o The composition of senior management and the board is fairly inclusive

      o The company has well-documented programs addressing diversity initiatives and leadership development

      o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.   Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

      o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

      o In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      o ignore a shareholder proposal that is approved by a majority of shares outstanding;

      o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

      o are interested directors and sit on the audit or nominating committee; or

      o     are interested directors and the full board serves as the audit or

      o nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      o     Past performance relative to its peers

      o     Market in which fund invests

      o     Measures taken by the board to address the issues

      o Past shareholder activism, board activity, and votes on related proposals

      o     Strategy of the incumbents versus the dissidents

      o     Independence of directors

      o     Experience and skills of director candidates

      o     Governance profile of the company

      o     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      o     Proposed and current fee schedules

      o     Fund category/investment objective

      o     Performance benchmarks

      o     Share price performance as compared with peers

      o     Resulting fees relative to peers

      o     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      o potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      o     The degree of change implied by the proposal

      o     The efficiencies that could result

      o     The state of incorporation

      o     Regulatory standards and implications

Vote AGAINST any of the following changes:

      o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      o Removal of shareholder approval requirement for amendments to the new declaration of trust

      o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      o Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

      o regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      o fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      o resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

      o performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of April 1, 2005.

AIM V.I. AGGRESSIVE GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
ATTN: LYNNE MCENTEGART SEP ACCT                              25.23%                     N/A
440 LINCOLN STREET
MAILSTOP S-310
WORCESTER MA  01653-0001

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                 17.84%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                   N/A                    10.15%
PALATINE IL  60094-4200

GUARDIAN INSURANCE & ANNUITY - 4RB
ATTN:  PAUL IANNELLI
3900 BURGESS PL                                                N/A                    14.14%
EQUITY ACCOUNTING 3-S
BETHLEHEM PA  18017-9097

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                        29.20%                     N/A
P.O. BOX 2999
HARTFORD CT  06104-2999

HARTFORD LIFE SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                       12.01%                     N/A
P.O. BOX 2999
HARTFORD CT  06104-2999

MINNESOTA LIFE INSURANCE CO.
400 ROBERT ST N                                                N/A                    66.07%
ST PAUL MN  55101-2015

AIM V.I. AGGRESSIVE GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
PAUL IANNELLI
3900 BURGESS PLACE                                             N/A                     9.18%
EQUITY ACCPUNTING 3-S
BETHLEHEM PA  18017-9097

SYMETRA LIFE INSURANCE COMPANY
ATTN MICHAEL ZHANG                                            7.74%                     N/A
4854 154TH PLACE NE
REDMOND WA  98052-9664


AIM V.I. BALANCED FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
                                                              5.85%                     N/A
ALLSTATE LIFE INS CO OF NEW YORK
NY PROPRIETARY
P.O. BOX 94200
PALATINE IL  60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERAS ROAD                                             N/A                    12.57%
NORTHBROOK IL  60062-7155

ALLSTATE LIFE INSURANCE CO.
ATTN:  FINANCIAL CONTROL - CIGNA                              5.11%                     N/A
P.O. BOX 94200
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                               52.39%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                               12.64%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                5.92%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                   N/A                    38.09%
PALATINE IL  60094-4200

AIM V.I. BALANCED FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
MINNESOTA LIFE INSURANCE CO
400 ROBERT ST N                                                N/A                    44.89%
ST PAUL MN  55101-2015

UNION CENTRAL LIFE INSURANCE
FBO VARIABLE UNIVERSAL LIFE
ATTN ROBERTA UJVARY                                          13.18%                     N/A
PO BOX 40888
CINCINNATI OH  45240-0888


AIM V.I. BASIC VALUE FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
ATTN:  LYNNE MCENTEGART SEP ACCOUNT                            N/A                    20.36%
440 LINCOLN STREET
MAILSTOP S-310
WORCESTER MA  01653-0001

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                5.34%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE CO
3100 SANDERS RD STE K4A                                        N/A                     5.18%
NORTHBROOK IL  60062-7154

AMERICAN ENTERPRISE LIFE INS CO
1497 AXP FINANCIAL CTR                                         N/A                    11.24%
MINNEAPOLIS MN  55474-0014

GE LIFE AND ANNUITY ASSURANCE CO
VARIABLE EXTRA CREDIT
ATTN:  VARIABLE ACCOUNTING                                     N/A                     7.15%
6610 W BROAD ST
RICHMOND VA  23230-1702

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                         57.86%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999

AIM V.I. BASIC VALUE FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
HARTFORD LIFE SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                         18.74%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999

LINCOLN BENEFIT LIFE
2940 S 84TH ST                                                5.21%                     N/A
LINCOLN NE  68506-4142

NATIONWIDE INSURANCE COMPANY NWVAII
C/O IPO PORTFOLIO ACCOUNTING                                   N/A                    11.25%
P.O. BOX 182029
COLUMBUS OH  43218-2029

TRANSAMERICA LIFE INSURANCE CO
LANDMARK
ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                    17.86%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA  52499-0001

TRANSAMERICA LIFE INSURANCE CO
EXTRA
ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                     5.85%
4333 EDGEWOOD DR NE
CEDAR RAPIDS IA  52499-0001


AIM V.I. BLUE CHIP FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
ATTN: LYNNE MCENTEGART SEP ACCOUNT                           16.12%                     N/A
440 LINCOLN STREET
MAILSTOP S-310
WORCESTER MA  01653-0001

ALLSTATE LIFE OF NEW YORK
3100 SANDERAS  ROAD                                            N/A                    25.13%
NORTHBROOK IL  60061-7155

ALLSTATE LIFE INS CO OF NEW YORK
P.O. BOX 94200                                                5.14%                     N/A
PALATINE IL  60094-4200

AIM V.I. BLUE CHIP FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                               16.41%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                   N/A                    74.86%
PALATINE IL  60094-4200

HARTFORD LIFE
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                        16.24%                     N/A
P.O. BOX 2999
HARTFORD CT  06104-2999

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                       38.70%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999


AIM V.I. CAPITAL APPRECIATION FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                 8.96%                     N/A
P.O. BOX 94200
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                  5.02%                     N/A
PALATINE IL  60094-4200

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                        5.53%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999
                                                             11.11%                   62.00%
IDS LIFE INSURANCE CO
222 AXP FINANCIAL CENTER
MINNEAPOLIS MN  55474-0002

AIM V.I. CAPITAL APPRECIATION FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
MERRILL LYNCH PIERCE FENNER & SMITH
FBO THE SOLE BENEFIT OF CUSTOMERS                            13.44%                     N/A
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6484

NATIONWIDE INSURANCE CO NWVAII
C/O IPO PORTFOLIO ACCOUNTING                                   N/A                     5.80%
PO BOX 182029
COLUMBUS OH  43218-2029

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                        7.43%                     N/A
151 FARMINGTON AVE TN41
HARTFORD CT  06156-0001

TRANSAMERICA LIFE INSURANCE CO.
LANDMARK
ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                     6.28%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA  52499-0001

TRAVELERS INSURANCE COMPANY
ATTN  SHAREHOLDER ACCOUNTING                                   N/A                     5.42%
ONE TOWER SQUARE 6MS
HARTFORD CT  06183-0002


AIM V.I. CAPITAL DEVELOPMENT FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                               17.73%                     N/A
PALATINE IL  60094-4200

IDS LIFE INSURANCE CO
222 AXP FINANCIAL CENTER                                     60.26%                   62.31%
MINNEAPOLIS MN  55474-0002

JOHN HANCOCK LIFE ACCOUNT H
JOHN HANCOCK SIGNATURE SERVICES
FUND OPERATIONS - 5TH FLOOR                                    N/A                     5.41%
529 MAIN STREET
CHARLES MA  02129-1125

AIM V.I. CAPITAL DEVELOPMENT FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
NATIONWIDE INSURANCE CO  NWVAII
C/O  IPO PORTFOLIO ACCOUNTING                                  N/A                    15.86%
P.O. BOX 182029
COLUMBUS OH  43218-2029

NATIONWIDE INSURANCE CO
C/O IPO PORTFOLIO ACCOUNTING                                  5.18%                     N/A
PO BOX 182029
COLUMBUS OH  43218-2029


AIM V.I. CORE EQUITY FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                   N/A                    11.64%
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                  5.03%                     N/A
PALATINE IL  60094-4200

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                        60.59%                     N/A
MINNEAPOLIS MN  55474-0002

PRUDENTIAL INSURANCE CO OF AMERICA
ATTN IGG FINL REP SEP ACCTS                                   5.85%                     N/A
213 WASHINGTON ST  7TH FL
NEWARK NJ  07102-2992

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                        7.55%                     N/A
151 FARMINGTON AVE TN41
HARTFORD CT  06156-0001

SAGE LIFE ASSURANCE OF AMERICA
969 HIGHRIDGE RD STE 200                                       N/A                    43.84%
STAMFORD CT  06905-1608

SUN LIFE FINANCIAL
P.O. BOX 9137                                                  N/A                    11.53%
WELLESLEY HILLS MA  02481-9137

AIM V.I. CORE EQUITY FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
TRANSAMERICA LIFE INSURANCE CO
HUNTINGTON ALLSTAR SELECT                                      N/A                     7.09%
4333 EDGEWOOD DR NE
CEDAR RAPIDS IA  52499-0001

TRANSAMERICA LIFE INSURANCE CO
ATTN:  FMD OPERATIONAL ACCOUNTING                              N/A                    11.66%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA  52499-0001


AIM V.I. CORE STOCK FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

ANNUITY INVESTORS LIFE INS CO
ATTN:  TODD GAYHART                                           13.61%                     N/A
580 WALNUT ST
CINCINNATI OH  45202-3110

CONNECTICUT GENERAL LIFE INS
ATTN BRENDA CHRISTIAN H18D                                    25.44%                     N/A
280 TRUMBULL ST
P.O. BOX 2975
HARTFORD CT  06104-2975


----------


*    Owned of record and beneficially.

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
GREAT-WEST LIFE & ANNUITY
ATTN  MUTUAL FUND TRADING 2T2                                 14.53%                     N/A
8515 E ORCHARD RD
ENGLEWOOD CO  80111-5002

SECURITY LIFE SEPARATE ACCOUNT L1
1475 DUNWOODY DR                                              28.20%                     N/A
WEST CHESTER PA  19380-1478


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                 14.48%                    N/A
PALATINE IL  60094-4200

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                         40.68%                     N/A
P.O. BOX 2999
HARTFORD CT  06104-2999

HARTFORD LIFE SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                         12.65%                     N/A
P.O. BOX 2999
HARTFORD CT  06104-2999

ING USA ANNUITY AND LIFE  INSURANCE CO
1475 DUNWOODY DRIVE                                             N/A                    97.03%
WEST CHESTER PA 19380-1478

RELIASTAR LIFE INSURANCE CO
FBO SELECT LIFE 2/3                                           17.57%                     N/A
RTE 5106 PO BOX 20
MINNEAPOLIS MN  55440-0020

AIM V.I. DIVERSIFIED INCOME FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                22.26%                     N/A
P.O. BOX 94200
PALATINE IL  60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD                                              N/A                    22.02%
NORTHBROOK IL  60062-7155

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                 29.73%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                 18.14%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                   N/A                    77.98%
PALATINE IL  60094-4200

GENERAL AMERICAN LIFE INSURANCE
13045 TESSON FERRY RD                                         6.07%                     N/A
ST LOUIS MO  63128-3499


AIM V.I. DYNAMICS FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

ALLMERICA FIN LIFE INS & ANNU
440 LINCOLN ST
SEPARATE ACCOUNTING                                            5.95%                     N/A
MAIL STATION S310
WORCESTER MA  01653-0002


----------


*    Owned of record and beneficially.

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883                                                  57.09%                     N/A
1 CORPORATE DR
SHELTON  CT  06484-6208

AMERITAS VARIABLE LIFE INSURANCE
5900 O STREET                                                  5.26%                     N/A
LINCOLN NE  68510-2252

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                         14.69%                     N/A
MINNEAPOLIS  MN  55474-0002


AIM V.I. FINANCIAL SERVICES FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING                                   41.08%                     N/A
P.O. BOX 883
1 CORPORATE DR
SHELTON  CT  06484-6208

CM LIFE INSURANCE CO
FUND OPERATIONS                                                6.45%                     N/A
1295 STATE ST
SPRINGFIELD  MA  01111-0001

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                         11.97%                     N/A
MINNEAPOLIS  MN  55474-0002

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                                              26.80%                     N/A
WEST CHESTER  PA  19380-1478


----------


*    Owned of record and beneficially.

AIM V.I. GOVERNMENT SECURITIES FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE OF NEW YORK
3100 SANDERAS ROAD                                              N/A                     7.19%
NORTHBROOK IL  60062-7155

ALLSTATE LIFE INSURANCE CO
P.O. BOX 94200                                                  N/A                    13.35%
PALATINE IL  60094-4200

GUARDIAN INSURANCE & ANNUITY - 4RE
ATTN:  PAUL IANNELLI
3900 BURGESS PL                                                 N/A                     7.00%
EQUITY ACCOUNTING 3-S
BETHLEHEM PA  18017-9097

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                          58.70%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999

HARTFORD LIFE
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                         20.65%                     N/A
P.O. BOX 2999
HARTFORD CT  06104-2999

PAUL IANNELLI
3900 BURGESS PLACE                                              N/A                    19.61%
BETHLEHEM PA  18017-9097

SAGE LIFE ASSURANCE OF AMERICA
969 HIGH RIDGE RD STE 200                                       N/A                    15.13%
STAMFORD CT  06905-1608

THE LINCOLN NATIONAL LIFE INS CO
ATTN SHIRLEY SMITH                                              N/A                    16.91%
1300 SOUTH CLINTON STREET
FORT WAYNE IN  46802-3506

TRANSAMERICA LIFE INSURANCE CO
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING                                N/A                    19.29%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA  52499

AIM V.I. GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL-CIGNA                                  10.91%                     N/A
P.O. BOX 94200
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                12.01%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                 6.09%                     N/A
PALATINE IL  60094-4200

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DRIVE                                             N/A                    30.04%
WEST CHESTER PA  19380

LINCOLN LIFE FLEXIBLE PREMIUM
VARIABLE LIFE ACCT
ATTN  KAREN GERKA                                             12.67%                     N/A
1300 CLINTON ST
MAIL STOP 4CO1
FORT WAYNE IL  46802-3518

PAUL IANNELLI
3900 BURGESS PLACE                                              N/A                     5.56%
BETHLEHEM PA  18017-9097

PRINCIPAL LIFE INSURANCE COMPANY
ATTN:  LISA DAGUE                                              5.42%                     N/A
711 HIGH STREET
DES MOINES IA  50392-0002

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                        14.46%                     N/A
151 FARMINGTON AVE TN41
HARTFORD CT  06156-0001

SUN LIFE FINANCIAL
RETIREMENT PRODUCTS & SERVICES                                 9.24%                     N/A
PO BOX 9134
WELLESLEY HILLS, MA 02481-9134

SUN LIFE FINANCIAL
P.O. BOX 9137                                                   N/A                     7.12%
WELLESLEY HILLS MA  02481-9137

THE LINCOLN NATIONAL LIFE INS CO.
ATTN  SHIRLEY SMITH                                             N/A                    39.23%
1300 SOUTH CLINTON STREET
FORT WAYNE IN  46802-3506

AIM V.I. GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
TRANSAMERICA LIFE INSURANCE CO
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING                                N/A                     7.72%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA  52499


AIM V.I. HEALTH SCIENCES FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

ALLMERICA FIN LIFE INS & ANNU
440 LINCOLN ST
SEPARATE ACCOUNTING                                            7.59%                     N/A
MAIL STATION S310
WORCESTER  MA  01653-0002

AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883                                                  34.09%                     N/A
1 CORPORATE DR
SHELTON  CT  06484-6208

CM LIFE INSURANCE CO
1295 STATE ST                                                  7.51%                     N/A
SPRINGFIELD  MA  01111-0001

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                                              24.91%                     N/A
WEST CHESTER  PA  19380-1478


----------


*    Owned of record and beneficially..

AIM V.I. HIGH YIELD FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE COMPANY
PO BOX 94200                                                  19.26%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE CO
P.O. BOX 94200                                                  N/A                    78.70%
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD                                               N/A                    21.30%
NORTHBROOK IL  60062-7155

ANNUITY INVESTORS LIFE INS CO
ATTN:  TODD GAYHART
580 WALNUT ST                                                  6.02%                     N/A
CINCINNATI OH  45202-3110

GREAT-WEST LIFE & ANNUITY
ANNT:  MUTUAL FUND TRADING 2T2                                15.16%                     N/A
8515 E ORCHARD RD
ENGLEWOOD CO  80111-5002

HARTFORD LIFE INSURANCE CO
ATTN DAVID TEN BROECK                                         10.91%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999

JEFFERSON NATIONAL LIFE INSURANCE
9920 CORPORATE CAMPUS DR STE 1000                              5.74%                     N/A
LOUISVILLE KY  40223-4051

SECURITY LIFE
UNIT VALUATIONS 2T2                                           20.91%                     N/A
1475 DUNWOODY DR
WEST CHESTER PA  19380-1478


AIM V.I. INTERNATIONAL GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO.
ATTN:  FINANCIAL CONTROL-CIGNA                                11.75%                     N/A
P.O. BOX 94200
PALATINE IL  60094-4200

AIM V.I. INTERNATIONAL GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                 6.02%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                 7.37%                     N/A
PALATINE IL  60094-4200

GE LIFE AND ANNUITY ASSURANCE CO
ATTN:  VARIABLE ACCOUNTING                                      N/A                    11.91%
6610 WEST BROAD ST
RICHMOND VA  23230-1702

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN:  DAVE TEN BROECK                                         8.59%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999

LINCOLN NATIONAL LIFE INSURANCE COMPANY
1300 S. CLINTON STREET                                         6.03%                     N/A
FORT WAYNE IN  46802-3506

LINCOLN NATIONAL LIFE INSURANCE COMPANY
1300 S. CLINTON STREET                                          N/A                    22.09%
FORT WAYNE IN  46802-3506

MERRILL LYNCH LIFE INSURANCE CO
FBO THE SOLE BENEFIT OF CUSTOMERS                              5.79%                     N/A
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6484

METLIFE INVESTORS VA/VL
ATTN:  STACIE GANNON                                            N/A                     7.90%
PO BOX 295
DES MOINES IA  50301-0295

NATIONWIDE INS. CO.
C/O IPO PORTFOLIO ACCT.                                         N/A                     6.08%
P.O. BOX 182029
COLUMBUS OH  43218-2029

SAGE LIFE ASSURANCE OF AMERICA
969 HIGH RIDGE RD STE 200                                       N/A                    11.20%
STAMFORD CT  06901-1608

AIM V.I. INTERNATIONAL GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
SECURITY BENEFIT LIFE
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPT                                       N/A                     8.32%
1 SW SECURITY BENEFIT PL
TOPEKA KS  66606-2444

SECURITY BENEFIT LIFE
SBL ADVANCE DESIGNS
C/O VARIABLE ANNUITY DEPT                                       N/A                    23.00%
1 SW SECURITY BENEFIT PL
TOPEKA KS  66636-0001

SUN LIFE FINANCIAL
RETIREMENT PRODUCTS & SERVICES                                 9.32%                     N/A
PO BOX 9134
WELLESLEY HILLS, MA 02481

SUN LIFE ASSURANCE COMPANY OF CANADA (US)
P.O. BOX 9133                                                  8.99%                     N/A
WELLESLEY HILLS MA  02481-9133


AIM V.I. LARGE CAP GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC.
ATTN:  DAVID HESSEL                                          100.00%*,**              100.00%*,**
11 GREENWAY PLAZA SUITE 1919
HOUSTON TX  77046-1103


----------


*    Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. LEISURE FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                                              99.94%                     N/A
WEST CHESTER  PA  19380-1478


AIM V.I. MID CAP CORE EQUITY FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO
3100 SANDERS RD STE K4A                                       12.12%                     N/A
NORTHBROOK IL  60062-7054

AMERICAN ENTERPRISE LIFE INS CO
1497 AXP FINANCIAL CTR                                        16.38%                     N/A
MINNEAPOLIC MN  55474-0014

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                          65.53%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999

HARTFORD LIFE SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                                          18.50%                     N/A
PO BOX 2999
HARTFORD CT  06104-2999

LINCOLN BENEFIT LIFE
2940 S 84TH ST                                                  N/A                    17.57%
LINCOLN NE  68506-4142

PAUL IANNELLI
3900 BURGESS PLACE                                              N/A                     6.14%
BETHLEHEM PA  18017-9097

SECURITY BENEFIT LIFE
1 SW SECURITY BENEFIT PL                                        N/A                     7.25%
TOPEKA KS  66606-2444


----------


*    Owned of record and beneficially.

AIM V.I. MID CAP CORE EQUITY FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
TRAVELERS INSURANCE COMPANY
ATTN  SHAREHOLDER ACCOUNTING                                    N/A                    12.46%
ONE TOWER SQUARE 6MS
HARTFORD CT  06183-0002

TRAVELERS LIFE & ANNUITY COMPANY
ATTN  SHAREHOLDER ACCOUNTING                                    N/A                     5.87%
ONE TOWER SQUARE 6MS
HARTFORD CT  06183-0002


AIM V.I. MONEY MARKET FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL-CIGNA                                  17.37%                     N/A
P.O. BOX 94200
PALATINE IL  60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERAS ROAD                                              N/A                     8.64%
NORTHBROOK IL  60062-7155

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                33.63%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 94200                                                18.89%                     N/A
PALATINE IL  60094-4200

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                    N/A                    91.36%
PALATINE IL  60094-4200

GENERAL AMERICAN LIFE INSURANCE
13045 TESSON FERRY RD                                          5.25%                     N/A
ST LOUIS MO  63128-3499

SAGE LIFE ASSURANCE OF AMERICA
969 HIGHRIDGE RD, STE 200                                     19.39%                     N/A
STAMFORD, CT  06905

AIM V.I. PREMIER EQUITY FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLSTATE LIFE INSURANCE CO
3100 SANDERS RD STE K4A                                         N/A                    15.02%
NORTHBROOK IL  60062-7154

ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA                                  5.15%                     N/A
P.O. BOX 94200
PALATINE IL  60094-4200

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                         14.48%                     N/A
P.O. BOX 2999
HARTFORD CT  06104-2999

MERRILL LYNCH PIERCE FENNER & SMITH
FBO THE SOLE BENEFIT OF CUSTOMERS                             11.49%                     N/A
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6484

NATIONWIDE INSURANCE COMPANY
C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     7.37%
P.O. BOX 182029
COLUMBUS OH  43218-2029

NATIONWIDE INSURANCE COMPANY
C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     6.64%
P.O. BOX 182029
COLUMBUS OH  43218-2029

PRUDENTIAL INSURANCE CO IF AMER
ATTN IGG FINL REP SEP ACCTS                                   10.65%                     N/A
213 WASHINGTON ST  7TH FL
NEWARK NJ  07102-2992

RELISTAR INSURANCE CO OF NEW YORK
ATTN:  FUND OPERATIONS                                         5.64%                     N/A
151 FARMINGTON AVE TN41
HARTFORD CT  06156-0001

THE LINCOLN NATIONAL LIFE INS CO
ATTN SHIRLEY SMITH                                              N/A                    39.89%
1300 SOUTH CLINTON STREET
FORT WAYNE IN  46802-3506

AIM V.I. REAL ESTATE FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

AMERICAN NATIONAL GROUP UNALLOCATED
1 MOODY PLZ                                                    5.17%                     N/A
GALVESTON TX  77550-7947

JEFFERSON NATIONAL LIFE INSURANCE
9920 CORPORATE CAMPUS DR  STE 1000                             9.79%                     N/A
LOUISVILLE KY  40223-4051

KEMPER INVESTORS LIFE INSURANCE CO
VARIABLE SEPARATE ACCOUNT                                     11.93%                     N/A
1600 MCCONNOR PKWY
SCHAUMBURG IL  60196-6801

SECURITY BENEFIT LIFE
1 SW SECURITY BENEFIT PL                                      10.19%                     N/A
TOPEKA KS  66606-2444

SECURITY BENEFIT LIFE
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPARTMENT                                9.93%                     N/A
1 SW SECURITY BENEFIT PL
TOPEKA KS  66636-1000

SYMETRA LIFE INSURANCE CO
ATTN:  MICHEAL ZHANG                                          31.34%                     N/A
PO BOX 219241
KANSAS CITY MO  64121-9241


AIM V.I. SMALL CAP EQUITY FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS INC
ATTN:  DAVID HESSEL                                             N/A                    99.68%*
11 GREENWAY PLAZA SUITE 1919
HOUSTON  TX  77046-1103


----------


*    Owned of record and beneficially.

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
HARTFORD LIFE & ANNUITY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                         72.14%                     N/A
P.O. BOX 2999
HARTFORD  CT  06104-2999

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT
ATTN  DAVE TEN BROECK                                         27.67%                     N/A
P.O. BOX 2999
HARTFORD  CT  06104-2999


AIM V.I. SMALL COMPANY GROWTH FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

CONNECTICUT GENERAL LIFE INS
ATTN  BRENDA CHRISTIAN H18D                                   23.97%                     N/A
280 TRUMBULL ST
P.O. BOX 2975
HARTFORD  CT  06104-2975

CONNECTICUT GENERAL LIFE INS CO
ATTN  BRENDA CHRISTIAN H18D
280 TRUMBULL ST                                                5.14%                     N/A
P.O. BOX 2975
HARTFORD  CT  06104-2975

NATIONWIDE INSURANCE CO
C/O IPO PORTFOLIO ACCOUNTING                                   9.00%                     N/A
P.O. BOX 182029
COLUMBUS  OH  43218-2029

PRINCIPAL LIFE INSURANCE CO
FVA - PRINCIPAL VARIABLE ANNUITY
ATTN  LISA DAGUE                                               7.68%                     N/A
711 HIGH ST
DES MOINES  IA  50392-0001


----------


*    Owned of record and beneficially.

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
SECURITY LIFE SEPARATE ACCOUNT
1475 DUNWOODY DR                                              30.95%                     N/A
WEST CHESTER  PA  19380-1478

SUN LIFE FINANCIAL FUTURITY (NY)
P.O. BOX 9134                                                  7.63%                     N/A
WELLESLEY HLS  MA  02481-9134


AIM V.I. TECHNOLOGY FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                     6.74%
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                    N/A                     87.18%
PALATINE IL  60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS RD                                                 N/A                     6.08%
NORTHBROOK IL  60062-7155

AMERICAN SKANDIA LIFE ASSURANCE CO
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883                                                  45.43%                     N/A
1 CORPORATE DR
SHELTON  CT  06484-6208

CM LIFE INSURANCE CO
1295 STATE ST                                                  6.95%                     N/A
SPRINGFIELD  MA  01111-0001

IDS LIFE INSURANCE COMPANY
222 AXP FINANCIAL CTR                                         11.34%                     N/A
MINNEAPOLIS  MN  55474-0002

AIM V.I. TOTAL RETURN FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
A I M ADVISORS, INC
ATTN:  CORPORATE CONTROLLER                                     N/A                   100.00%*
11 E GREENWAY PLZ STE 1919
HOUSTON TX  77046-1103

ANNUITY INVESTORS LIFE INS CO
ATTN:  TODD GAYHART                                           13.71%                     N/A
250 EAST FIFTH ST
CINCINNATI  OH  45202-4119

NATIONWIDE INSURANCE CO
C/O IPO PORTFOLIO ACCOUNTING                                  10.72%                     N/A
P.O. BOX 182029
COLUMBUS  OH  43218-2029

SECURITY LIFE SEPARATE ACCOUNT
1475 DUNWOODY DR                                              70.42%                     N/A
WEST CHESTER  PA  19380-1478


AIM V.I. UTILITIES FUND

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ALLMERICA FIN LIFE INS & ANNU
440 LINCOLN ST
SEPARATE ACCOUNTING                                            5.31%                     N/A
MAIL STATION S310
WORCESTER  MA  01653-0002

ALLSTATE LIFE INSURANCE CO
PO BOX 94200                                                    N/A                     74.82%
PALATINE IL  60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS RD                                                 N/A                     8.56%
NORTHBROOK IL  60062-7155

ANNUITY INVESTORS LIFE INSURANCE
580 WALNUT                                                      N/A                     14.60%
CINCINNATI OH  45202-3110


----------


*    Owned of record and beneficially.

                                                            SERIES I                 SERIES II
                                                             SHARES                   SHARES
                                                        -----------------------------------------
                                                        PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                            OF                       OF
PRINCIPAL HOLDER                                             RECORD                   RECORD
----------------------------------------------          ----------------         ----------------
ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR                                              50.97%                     N/A
WEST CHESTER  PA  19380-1478

KEMPER INVESTORS LIFE INSURANCE CO
VARIABLE SEPARATE ACCOUNT                                     12.80%                     N/A
1600 MCCONNOR PKWY
SCHAUMBURG  IL  60196-6801

SECURITY LIFE SEPARATE ACCOUNT
1475 DUNWOODY DR                                               7.38%                     N/A
WEST CHESTER  PA  19380-1478


MANAGEMENT OWNERSHIP

As of April 1, 2005, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


                               2004                                   2003                                   2002
               -------------------------------------  -------------------------------------  -------------------------------------
                                            NET                                    NET                                     NET
               MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT
FUND NAME      FEE PAYABLE  FEE WAIVERS   FEE PAID    FEE PAYABLE  FEE WAIVERS   FEE PAID    FEE PAYABLE  FEE WAIVERS    FEE PAID
------------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM V.I
 Aggressive
 Growth
 Fund          $ 1,204,034  $     1,385  $ 1,202,649  $   954,349  $     1,245  $   953,104  $   940,465  $     1,006  $   939,459

AIM V.I
 Balanced
 Fund              776,652          156      776,496      670,072        1,157      668,915      706,989        1,275      705,714

AIM V.I
 Basic
 Value
 Fund            5,071,350        5,972    5,065,378    2,541,285        3,341    2,537,944      665,840          909      664,931

AIM V.I
 Blue
 Chip
 Fund              970,308          792      969,516      675,009          854      674,155      486,916          602      486,314

AIM V.I
 Capital
 Appreciation
 Fund            6,192,972        6,076    6,186,896    5,305,478        5,898    5,299,580    5,887,471        6,569    5,880,902

AIM V.I
 Capital
 Development
 Fund            1,138,855        1,414    1,137,441      735,867        1,296      734,571      703,517        1,117      702,400

AIM V.I
 Core
 Equity
 Fund            9,144,411       22,212    9,122,199    8,597,730       71,875    8,525,855    9,986,065       26,617    9,959,448

AIM V.I
 Dent
 Demographic
 Trends Fund     1,115,158        1,326    1,113,832      616,306          561      615,745      346,076       50,928      295,148

AIM V.I
 Diversified
 Income Fund       417,563          217      417,346      433,226          351      432,875      446,474          294      446,180

                                2004                                   2003                                   2002
                -------------------------------------  -------------------------------------  -------------------------------------
                                             NET                                    NET                                     NET
                MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT
FUND NAME       FEE PAYABLE  FEE WAIVERS   FEE PAID    FEE PAYABLE  FEE WAIVERS   FEE PAID    FEE PAYABLE  FEE WAIVERS    FEE PAID
------------    -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
AIM V.I
 Government
 Securities
 Fund             2,816,229       35,684    2,780,545    2,629,869       10,193    2,619,676    1,298,875        7,105    1,291,770

AIM V.I
 Growth
 Fund             2,428,388        1,483    2,426,905    2,302,831        1,211    2,301,620    2,944,558        3,467    2,941,091

AIM V.I
 High
 Yield
 Fund               468,562          623      467,939      203,923          318      203,605      167,345          157      167,188

AIM V.I
 International
 Growth
 Fund             2,340,955        2,156    2,338,799    1,987,244        3,809    1,983,435    2,402,352        5,019    2,397,333

AIM V.I
 Large
 Cap
 Growth
 Fund*                8,341        8,341          -0-        2,683        2,683          -0-          N/A          N/A          N/A

AIM V.I
 Mid Cap
 Core
 Equity
 Fund             2,917,207       12,691    2,904,516    1,192,366        5,000    1,187,366      253,827          873      252,954

AIM V.I
 Money
 Market
 Fund               279,009          -0-      279,009      430,021          -0-      430,021      509,205          -0-      509,205

AIM V.I
 Premier
 Equity
 Fund            10,204,135       20,025   10,184,110    9,744,790       28,785    9,716,005   12,074,846       22,903   12,051,943

AIM V.I
 Real
 Estate
 Fund**             413,031       50,176      362,855      161,033           62      160,971       76,891       26,078       50,813

AIM V.I
 Small
 Cap
 Equity
 Fund*              124,241      103,556       20,685        3,921        3,921          -0-          N/A          N/A          N/A


----------


*    Commenced operations on September 1, 2003.

**   Fee information prior to April 30, 2004, relates to predecessor fund.

                                   APPENDIX G
                               PORTFOLIO MANAGERS

                             As of December 31, 2004

                            INVESTMENTS IN EACH FUND

         Shares of each Fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Because individuals cannot directly purchase or otherwise invest in shares of any of the Funds, the portfolio managers listed below do not have investments in the corresponding Funds that they manage.


            NAME OF PORTFOLIO MANAGER                        DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
            -------------------------                        -------------------------------------------
                               AIM V.I. AGGRESSIVE GROWTH FUND
Jay K. Rushin                                                                     None
                                   AIM V.I. BALANCED FUND
R. Canon Coleman II                                                               None
Jan H. Friedli                                                                    None
Scot W. Johnson                                                                   None
Matthew W. Seinsheimer                                                            None
Michael J. Simon                                                                  None
Bret W. Stanley                                                                   None
                                 AIM V.I. BASIC VALUE FUND
R. Canon Coleman II                                                               None
Matthew W. Seinsheimer                                                            None
Michael J. Simon                                                                  None
Bret W. Stanley                                                                   None
                                   AIM V.I. BLUE CHIP FUND
Kirk L. Anderson                                                                  None
Monika H. Degan                                                                   None
                              AIM V.I. CAPITAL APPRECIATION FUND
Christian A. Costanzo                                                             None
Robert J. Lloyd                                                                   None
Bryan A. Unterhalter                                                              None
Kenneth A. Zschappel                                                              None
                               AIM V.I. CAPITAL DEVELOPMENT FUND
Paul J. Rasplicka                                                                 None


----------


1 This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

            NAME OF PORTFOLIO MANAGER                        DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
            -------------------------                        -------------------------------------------
                                     AIM V.I. CORE EQUITY FUND
Ronald S. Sloan                                                                   None
                               AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
Kirk L. Anderson                                                                  None
James G. Birdsall                                                                 None
Lanny H. Sachnowitz                                                               None
                                  AIM V.I. DIVERSIFIED INCOME FUND
Jan H. Friedli                                                                    None
Carolyn L. Gibbs                                                                  None
Scot W. Johnson                                                                   None
                               AIM V.I. GOVERNMENT SECURITIES FUND
Clint W. Dudley                                                                   None
Scot W. Johnson                                                                   None
                                       AIM V.I. GROWTH FUND
James G. Birdsall                                                                 None
Lanny H. Sachnowitz                                                               None
                                     AIM V.I. HIGH YIELD FUND
Peter Ehret                                                                       None
Carolyn L. Gibbs                                                                  None
Darren S. Hughes                                                                  None
                                AIM V.I. INTERNATIONAL GROWTH FUND
Shuxin Cao                                                                        None
Matthew W. Dennis                                                                 None
Jason T. Holzer                                                                   None
Clas G. Olsson                                                                    None
Barrett K. Sides                                                                  None
                                  AIM V.I. LARGE CAP GROWTH FUND
Geoffrey V. Keeling                                                               None
Robert L. Shoss                                                                   None
                                AIM V.I. MID CAP CORE EQUITY FUND
Ronald S. Sloan                                                                   None
                                    AIM V.I. REAL ESTATE FUND
Mark Blackburn                                                                    None
Joe V. Rodriguez                                                                  None
James W. Trowbridge                                                               None


----------


1 This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

            NAME OF PORTFOLIO MANAGER                        DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
            -------------------------                        -------------------------------------------
                                   AIM V.I. SMALL CAP EQUITY FUND
Michael Chapman(2)                                                                None
Juliet S. Ellis                                                                   None


DESCRIPTION OF COMPENSATION STRUCTURE

A I M ADVISORS, INC.

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.


----------


1 This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2 Mr. Chapman began serving as portfolio manager of AIM V.I. Small Cap Equity Fund on April 29, 2005.

o PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC.

Each portfolio manager's compensation consists of the following five elements:

o BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

o ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

o PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004

         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.


    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
                                        AIM V.I. AGGRESSIVE GROWTH FUND

Jay K. Rushin                       11 Registered Mutual Funds with $3,941,096,753 in total assets under management

                                        AIM V.I. BALANCED FUND

R. Canon Coleman II                 8 Registered Mutual Funds with $10,983,758,963 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)

Jan H. Friedli                      6 Registered Mutual Funds with $3,320,060,737 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Scot W. Johnson                     9 Registered Mutual Funds with $5,281,341,560 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Matthew W. Seinsheimer              8 Registered Mutual Funds with $10,983,758,963 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


----------


2 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
Michael J. Simon                    12 Registered Mutual Funds with $12,318,009,993 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)

Bret W. Stanley                     11 Registered Mutual Funds with $21,823,393,542 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)

                                         AIM V.I. BASIC VALUE FUND

R. Canon Coleman II                 8 Registered Mutual Funds with $10,237,795,697 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)

Matthew W. Seinsheimer              8 Registered Mutual Funds with $10,237,795,697 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)

Michael J. Simon                    12 Registered Mutual Funds with $11,572,046,727 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)


----------


2 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
Bret W. Stanley                     11 Registered Mutual Funds with $21,077,430,276 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                    3596 Other Accounts with $1,078,482,755 in total assets under management(2)

                                          AIM V.I. BLUE CHIP FUND

Kirk L. Anderson                    16 Registered Mutual Funds with $8,305,599,441 in total assets under management, including 1 fund that pays performance-based fees with
                                    $164,777,217 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $405,791,235 in total assets under management

Monika H. Degan                     4 Registered Mutual Funds with $4,655,271,985 in total assets under management

                                          AIM V.I. CAPITAL APPRECIATION FUND

Christian A. Costanzo               5 Registered Mutual Funds with $7,697,547,827 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $81,486,398 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)

Robert J. Lloyd                     6 Registered Mutual Funds with $9,948,818,966 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $80,376,093 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)

Bryan A. Unterhalter                13 Registered Mutual Funds with $10,203,864,049 in total assets under management

                                    4 Unregistered Pooled Investment Vehicles with $487,277,633 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)


----------


2 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
Kenneth A. Zschappel                6 Registered Mutual Funds with $9,948,818,966 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $81,486,398 in total assets under management

                                    234 Other Accounts with $37,271,075 in total assets under management(2)

                                          AIM V.I. CAPITAL DEVELOPMENT FUND

Paul J. Rasplicka                   6 Registered Mutual Funds with $4,242,597,187 in total assets under management

                                          AIM V.I. CORE EQUITY FUND

Ronald S. Sloan                     9 Registered Mutual Funds with $16,170,000,480 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $55,285,150 in total assets under management

                                    8796 Other Accounts with $1,925,777,183 in total assets under management(2)

                                          AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Kirk L. Anderson                    16 Registered Mutual Funds with $8,293,530,173 in total assets under management, including 1 fund that pays performance-based fees with
                                    $164,777,217 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $405,791,235 in total assets under management

James G. Birdsall                   5 Registered Mutual Funds with $4,246,254,077 in total assets under management

Lanny H. Sachnowitz                 6 Registered Mutual Funds with $11,909,848,150 in total assets under management

                                          AIM V.I. DIVERSIFIED INCOME FUND

Jan H. Friedli                      6 Registered Mutual Funds with $3,358,930,649 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Carolyn L. Gibbs                    3 Registered Mutual Funds with $2,108,593,787 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $16,686,305 in total assets under management


----------


2 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
Scot W. Johnson                     9 Registered Mutual Funds with $5,320,211,472 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

                               AIM V.I. GOVERNMENT SECURITIES FUND

Clint W. Dudley                     2 Registered Mutual Funds with $1,292,485,026 in total assets under management

Scot W. Johnson                     9 Registered Mutual Funds with $4,717,450,386 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

                                       AIM V.I. GROWTH FUND

James G. Birdsall                   5 Registered Mutual Funds with $4,012,693,652 in total assets under management

Lanny H. Sachnowitz                 6 Registered Mutual Funds with $11,676,287,724 in total assets under management

                                     AIM V.I. HIGH YIELD FUND

Peter Ehret                         1 Registered Mutual Fund with $1,275,601,052 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $16,686,305 in total assets under management

Carolyn L. Gibbs                    3 Registered Mutual Funds with $2,077,024,462 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $16,686,305 in total assets under management

Darren S. Hughes(3)                 None


----------


(3) Mr. Hughes began serving as portfolio manager on AIM V.I. High Yield Fund on April 29, 2005. Information on other accounts he manages has been provided as of March 31, 2005.

    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
                                AIM V.I. INTERNATIONAL GROWTH FUND

Shuxin Cao                          7 Registered Mutual Funds with $4,155,166,412 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $19,755,718 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)

Matthew W. Dennis                   4 Registered Mutual Funds with $3,342,875,966 in total assets under management

                                    4 Unregistered Pooled Investment Vehicles with $116,811,913 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)

Jason T. Holzer                     6 Registered Mutual Funds with $4,358,217,550 in total assets under management

                                    10 Unregistered Pooled Investment Vehicles with $1,936,727,984 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)

Clas G. Olsson                      4 Registered Mutual Funds with $3,342,875,966 in total assets under management

                                    12 Unregistered Pooled Investment Vehicles with $2,558,846,770 in total assets under management

                                    42 Other Accounts with $16,090,814 in total Assets under management(4)

Barrett K. Sides                    6 Registered Mutual Funds with $3,893,580,548 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $19,755,718 in total assets under management

                                    42 Other Accounts with $16,090,814 in total assets under management(4)


----------


(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
                                  AIM V.I. LARGE CAP GROWTH FUND

Geoffrey V. Keeling                 3 Registered Mutual Funds with $999,854,992 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $11,298,261 in total assets under management

                                    12 Other Accounts with $3,591,940 in total assets under management(4)

Robert L. Shoss                     3 Registered Mutual Funds with $999,854,992 in total assets under management

                                    1 Unregistered Pooled Investment Vehicle with $11,298,261 in total assets under management

                                    12 Other Accounts with $3,591,940 in total assets under management(4)

                               AIM V.I. MID CAP CORE EQUITY FUND

Ronald S. Sloan                     9 Registered Mutual Funds with $17,132,327,796 in total assets under management

                                    2 Unregistered Pooled Investment Vehicles with $55,285,105 in total assets under management

                                    8796 Other Accounts with $1,925,777,183 in total assets under management(4)

                                   AIM V.I. REAL ESTATE FUND

Mark Blackburn                      6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                    49 Other Accounts with $2,691,707,310 in total assets under management

Joe V. Rodriguez                    6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                    49 Other Accounts with $2,691,707,310 in total assets under management


----------


(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

    NAME OF PORTFOLIO                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
         MANAGER                                             AND TOTAL ASSETS BY CATEGORY
--------------------------          ---------------------------------------------------------------------------
James W. Trowbridge                 6 Registered Mutual Funds with $2,983,061,552 in total assets under management

                                    3 Unregistered Pooled Investment Vehicles with $368,995,838 in total assets under management

                                    49 Other Accounts with $2,691,707,310 in total assets under management

                                  AIM V.I. SMALL CAP EQUITY FUND

Michael Chapman(5)                  7 Registered Mutual Funds with $3,712,416,204 in total assets under management

Juliet S. Ellis                     5 Registered Mutual Funds with $3,214,664,073 in total assets under management

                                    1 Other Account with $124,542 in total assets under management(4)


POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market


----------


(5) Mr. Chapman began serving as a portfolio manager on AIM V.I. Small Cap Equity Fund on April 29, 2005. Information on other accounts that he managers has been provided as of March 31, 2005.

(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

     price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

o Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:


         FUND NAME                   2004             2003             2002
----------------------------     ------------     ------------     ------------
AIM V.I. Aggressive
 Growth Fund                     $    406,184     $    333,247     $    330,519

AIM V.I. Balanced Fund                265,946          240,713          270,132

AIM V.I. Basic Value Fund           1,908,101          948,718          261,045

AIM V.I. Blue Chip Fund               359,043          265,238          207,856

AIM V.I. Capital
 Appreciation Fund                  2,510,722        1,906,559        1,965,766

AIM V.I. Capital
 Development Fund                     410,377          277,771          275,694

AIM V.I. Core Equity Fund           3,911,626        2,696,121        2,744,082

AIM V.I. Dent
 Demographic Trends Fund              385,564          219,678          146,671

AIM V.I. Diversified
 Income Fund                          164,221          158,727          157,854

AIM V.I. Government
 Securities Fund                    1,561,525        1,416,373          614,299

AIM V.I. Growth Fund                  911,928          813,705        1,057,818

AIM V.I. High Yield Fund              223,282          116,171          117,619

AIM V.I. International
 Growth Fund                          737,999          574,278          713,741

AIM V.I. Large Cap
 Growth Fund*                          50,049           17,790              N/A

AIM V.I. Mid Cap Core
 Equity Fund                        1,088,325          447,630          125,138

AIM V.I. Money Market Fund            177,043          234,416          262,888

AIM V.I. Premier Equity Fund        4,223,899        3,647,783        4,279,991

AIM V.I. Real Estate Fund**           130,388           57,415           32,640

AIM V.I. Small Cap
 Equity Fund*                          84,182           18,048              N/A


*    Commenced operations on September 1, 2003.

** Prior to April 30, 2004, INVESCO either directly or through affiliated companies, provided certain administrative subaccounting, and recordkeeping services to AIM V.I. Real Estate Fund under a prior administrative service agreement.

                                   APPENDIX I

                              BROKERAGE COMMISSIONS


Brokerage commissions* paid by each of the Funds listed below during the last three fiscal years ended December 31, were as follows:


                  FUND                           2004             2003             2002
----------------------------------------     ------------     ------------     ------------
AIM V.I. Aggressive Growth Fund ........     $    578,506          304,048          286,261
AIM V.I. Balanced Fund .................           28,539          193,685           99,479
AIM V.I. Basic Value Fund ..............          303,397          491,798          309,565
AIM V.I. Blue Chip Fund ................          104,862           94,336           85,322
AIM V.I. Capital Appreciation Fund .....        1,715,908        1,510,636        1,791,168
AIM V.I. Capital Development Fund ......          396,080          313,340          389,305
AIM V.I. Core Equity Fund ..............        1,863,698        1,346,577        4,263,079
AIM V.I. Dent Demographic Trends Fund ..          499,491          424,117          294,834
AIM V.I. Diversified Income Fund .......               68              -0-              101
AIM V.I. Government Securities Fund ....              -0-              -0-              -0-
AIM V.I. Growth Fund ...................          950,143        1,461,134        2,667,179
AIM V.I. High Yield Fund ...............            2,287            1,105              252
AIM V.I. International Growth Fund .....          694,935          876,842          936,507
AIM V.I. Large Cap Growth Fund** .......            2,882            1,749              N/A
AIM V.I. Mid Cap Core Equity Fund ......          609,099          341,186          106,865
AIM V.I. Money Market Fund .............              -0-              -0-              -0-
AIM V.I. Premier Equity Fund ...........        3,631,998        2,244,453        3,040,870
AIM V.I. Real Estate Fund*** ...........           75,806           12,811           78,036
AIM V.I. Small Cap Equity Fund** .......           88,814            4,140              N/A

* Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

**   Commenced operations on September 1, 2003.

***  Fee information prior to April 30, 2004 relates to predecessor fund.

                                   APPENDIX J

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                                               Related
Fund                                              Transactions*         Brokerage Commissions*
----------------------------------------     ----------------------     ----------------------
AIM V.I. Aggressive Growth Fund ........     $       297,727,178.30     $           592,922.31
AIM V.I. Balanced Fund .................             109,504,882.23                  21,747.09
AIM V.I. Basic Value Fund ..............             172,221,608.27                 364,614.51
AIM V.I. Blue Chip Fund ................              77,720,463.58                  86,606.00
AIM V.I. Capital Appreciation Fund .....           1,117,413,359.42               2,108,793.57
AIM V.I. Capital Development Fund ......             211,702,082.51                 902,211.16
AIM V.I. Core Equity Fund ..............           1,223,162,179.54               1,586,830.56
AIM V.I. Dent Demographic Trends Fund ..             279,338,097.53                 586,482.00
AIM V.I. Diversified Income Fund .......             120,740,129.67                       6.96
AIM V.I. Government Securities Fund ....           2,131,523,365.43                       0.00
AIM V.I. Growth Fund ...................             515,097,385.16                 927,864.77
AIM V.I. High Yield Fund ...............             103,188,545.98                   2,015.57
AIM V.I. International Growth Fund .....             277,040,679.30                 652,405.85
AIM V.I. Large Cap Growth Fund .........               1,691,564.39                   2,370.73
AIM V.I. Mid Cap Core Equity Fund ......             361,527,741.52                 461,369.12
AIM V.I. Money Market Fund .............           5,671,911,902.18                       0.00
AIM V.I. Premier Equity Fund ...........           2,360,754,882.43               3,092,631.61
AIM V.I. Real Estate Fund** ............              31,366,334.64                  49,148.58
AIM V.I. Small Cap Equity Fund .........              44,734,999.08                 176,228.78

* Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

** Transaction amount and related brokerage commissions prior to April 30, 2004 relates to predecessor fund.


         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2004 were as follows:

           FUND / ISSUER                                    SECURITY                      MARKET VALUE
-------------------------------------                     -------------                   ------------
AIM V.I. Balanced Fund
    Lehman Brothers Inc.                                  Bonds & Notes                   $    208,878
    Merrill Lynch & Co., Inc.                             Common Stock                    $  1,374,710
    Merrill Lynch & Co., Inc.                             Bonds & Notes                   $     45,184
    Morgan Stanley                                        Common Stock                    $  1,526,800
AIM V.I. Basic Value Fund
    Merrill Lynch & Co., Inc.                             Common Stock                    $ 18,448,010
    Morgan Stanley                                        Common Stock                    $ 19,717,928
AIM V.I. Blue Chip Fund
    Goldman Sachs Group, Inc. (The)                       Common Stock                    $  1,935,144
    Merrill Lynch & Co., Inc.                             Common Stock                    $  1,613,790
    Morgan Stanley                                        Common Stock                    $  1,365,792

           FUND / ISSUER                                    SECURITY                      MARKET VALUE
-------------------------------------                     -------------                   ------------
AIM V.I. Capital Appreciation Fund
    Goldman Sachs Group, Inc. (The)                       Common Stock                    $  3,839,076
AIM V.I. Core Equity Fund
    Morgan Stanley                                        Common Stock                    $ 23,412,784
AIM V.I. Dent Demographic Trends Fund
    Goldman Sachs Group, Inc. (The)                       Common Stock                    $  3,225,240
AIM V.I. Diversified Income Fund
    Lehman Brothers Inc.                                  Bonds & Notes                   $    102,877
AIM V.I. Growth Fund
    Goldman Sachs Group, Inc. (The)                       Common Stock                    $  6,554,520
    Lehman Brothers Holdings Inc.                         Common Stock                    $  4,111,560
    Merrill Lynch & Co., Inc.                             Common Stock                    $  3,885,050
AIM V.I. Large Cap Growth Fund
    Bear Stearns Cos. Inc. (The)                          Common Stock                    $      9,208
AIM V.I. Premier Equity Fund
    Goldman Sachs Group, Inc. (The)                       Common Stock                    $  7,803,000
    Merrill Lynch & Co., Inc.                             Common Stock                    $  8,989,408
    Morgan Stanley                                        Common Stock                    $ 23,035,248

                                   APPENDIX K

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plan for the fiscal year or period ended December 31, 2004 are as follows:


                                              SERIES I       SERIES II
FUND                                           SHARES         SHARES
----------------------------------------     ----------     ----------
AIM V.I. Aggressive Growth Fund ........            N/A     $    9,690
AIM V.I. Balanced Fund .................            N/A         12,305
AIM V.I. Basic Value Fund ..............            N/A        742,734
AIM V.I. Blue Chip Fund ................            N/A          3,469
AIM V.I. Capital Appreciation Fund .....            N/A        237,184
AIM V.I. Capital Development Fund ......            N/A        128,961
AIM V.I. Core Equity Fund ..............            N/A          9,873
AIM V.I. Dent Demographic Trends Fund ..            N/A        164,476
AIM V.I. Diversified Income Fund .......            N/A          2,237
AIM V.I. Government Securities Fund ....            N/A         48,016
AIM V.I. Growth Fund ...................            N/A         29,693
AIM V.I. High Yield Fund ...............            N/A          2,040
AIM V.I. International Growth Fund .....            N/A         35,647
AIM V.I. Large Cap Growth Fund .........            N/A            833
AIM V.I. Mid Cap Core Equity Fund ......            N/A         38,171
AIM V.I. Money Market Fund .............            N/A          8,981
AIM V.I. Premier Equity Fund ...........            N/A         59,999
AIM V.I. Real Estate Fund* .............            N/A             12
AIM V.I. Small Cap Equity Fund .........            N/A            871

*    Series II shares were first offered on April 30, 2004.

                                   APPENDIX L

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN


         An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2004 follows:


                                               PRINTING                        COMPENSATION     COMPENSATION        ANNUAL
                                                  &                                 TO            TO SALES          REPORT
                             ADVERTISING        MAILING          SEMINARS         DEALER*         PERSONNEL          TOTAL
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
AIM V.I. Aggressive
 Growth Fund                            --               --               --  $         9,690               --  $         9,690
AIM V.I. Balanced Fund                  --               --               --           12,305               --           12,305
AIM V.I. Basic Value Fund               --               --               --          742,734               --          742,734
AIM V.I. Blue Chip Fund                 --               --               --            3,469               --            3,469
AIM V.I. Capital
 Appreciation Fund                      --               --               --          237,184               --          237,184
AIM V.I. Capital
 Development Fund                       --               --               --          128,961               --          128,961
AIM V.I. Core Equity Fund               --               --               --            9,873               --            9,873
AIM V.I. Dent
 Demographic Trends Fund                --               --               --          164,476               --          164,476
AIM V.I. Diversified
 Income Fund                            --               --               --            2,237               --            2,237
AIM V.I. Government
 Securities Fund                        --               --               --           48,016               --           48,016
AIM V.I. Growth Fund                    --               --               --           29,693               --           29,693
AIM V.I. High Yield Fund                --               --               --            2,040               --            2,040
AIM V.I. International
 Growth Fund                            --               --               --           35,647               --           35,647
AIM V.I. Large Cap
 Growth Fund                            --               --               --              834               --              834
AIM V.I. Mid Cap Core
 Equity Fund                            --               --               --           38,171               --           38,171
AIM V.I. Money Market
 Fund                                   --               --               --            8,981               --            8,981
AIM V.I. Premier Equity
 Fund                                   --               --               --           59,999               --           59,999
AIM V.I. Real Estate
 Fund**                                 --               --               --               12               --               12
AIM V.I. Small Cap
 Equity Fund                            --               --               --              871               --              871

* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.

**   Series II shares were first offered April 30, 2004.

                                   APPENDIX M

                                PERFORMANCE DATA

         The average annual total returns for each Fund, with respect to its Series I and Series II shares, for the periods ended December 31, 2004, are as follows:


                                                                                                    SINCE INCEPTION
                                                                                               --------------------------
                                                                                                 AVERAGE
                                           ONE           FIVE          TEN        INCEPTION       ANNUAL      CUMULATIVE
                                           YEAR          YEAR          YEAR          DATE         RETURN        RETURN
                                       ------------  ------------  ------------  ------------  ------------  ------------
AIM V.I. Aggressive Growth Fund
         Series I                             11.80         -3.64           N/A    05/01/1998          2.65         19.07
         Series II*                           11.47         -3.88           N/A    03/26/2002          2.40         17.11
AIM V.I. Balanced Fund
         Series I                              7.52         -2.52           N/A    05/01/1998          2.60         18.68
         Series II*                            7.24         -2.75           N/A    01/24/2002          2.36         16.81
AIM V.I. Basic Value Fund
         Series I                             11.07           N/A           N/A    09/10/2001          5.29         18.58
         Series II                            10.84           N/A           N/A    09/10/2001          5.05         17.69
AIM V.I. Blue Chip Fund
         Series I                              4.67         -7.21           N/A    12/29/1999         -7.20        -31.21
         Series II*                            4.28         -7.47           N/A    03/13/2002         -7.46        -32.15
AIM V.I. Capital Appreciation Fund
         Series I                              6.62         -6.51          8.35    05/05/1993           N/A           N/A
         Series II*                            6.33         -6.75          8.09    08/21/2001           N/A           N/A
AIM V.I. Capital Development Fund
         Series I                             15.50          4.31           N/A    05/01/1998          5.99         47.42
         Series II*                           15.27          4.06           N/A    08/21/2001          5.74         45.12
AIM V.I. Core Equity Fund
         Series I                              8.97         -5.47         10.07    05/02/1994           N/A           N/A
         Series II*                            8.67         -5.71          9.80    10/24/2001           N/A           N/A
AIM V.I. Dent Demographic Trends Fund
         Series I                              8.25        -10.82           N/A    12/29/1999        -10.81        -43.60
         Series II*                            7.90        -11.03           N/A    11/07/2001        -11.02        -44.26
AIM V.I. Diversified Income Fund
         Series I                              5.03          4.13          5.96    05/05/1993           N/A           N/A
         Series II*                            4.69          3.86          5.69    03/14/2002           N/A           N/A
AIM V.I. Government Securities Fund
         Series I                              2.56          5.89          6.11    05/05/1993           N/A           N/A
         Series II*                            2.27          5.62          5.84    09/19/2001           N/A           N/A
AIM V.I. Growth Fund
         Series I                              8.23        -12.41          6.56    05/05/1993           N/A           N/A
         Series II*                            8.00        -12.62          6.30    09/19/2001           N/A           N/A
AIM V.I. High Yield Fund
         Series I                             11.25          0.63           N/A    05/01/1998          0.79          5.39
         Series II*                           11.14          0.43           N/A    03/26/2002          0.58          3.92
AIM V.I. International Growth Fund
         Series I                             24.00         -5.35          7.43    05/05/1993           N/A           N/A
         Series II*                           23.70         -5.61          7.15    09/19/2001           N/A           N/A
AIM V.I. Large Cap Growth Fund
         Series I                              9.08           N/A           N/A    08/29/2003         13.92         19.07
         Series II*                            8.89           N/A           N/A    08/29/2003         13.73         18.81
AIM V.I. Mid Cap Core Equity Fund
         Series I                             13.82           N/A           N/A    09/10/2001         10.30         38.31
         Series II*                           13.57           N/A           N/A    09/10/2001         10.08         37.38
AIM V.I. Money Market Fund
         Series I                              0.69          2.36          3.72    05/05/1993           N/A           N/A
         Series II*                            0.44          2.11          3.46    12/16/2001           N/A           N/A
AIM V.I. Premier Equity Fund
         Series I                              5.77         -7.19          8.67    05/05/1993           N/A           N/A
         Series II*                            5.49         -7.41          8.40    09/19/2001           N/A           N/A
AIM V.I. Real Estate Fund
         Series I                             36.58         20.82           N/A    03/31/1998         12.18        117.32
         Series II*                           36.40         20.55           N/A    04/30/2004         11.92        113.94
AIM V.I. Small Cap Equity Fund
         Series I                              9.41           N/A           N/A    08/29/2003         17.87         24.65
         Series II*                            9.23           N/A           N/A    08/29/2003         17.69         24.39


----------


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.

         The 30-day yield for AIM V.I. Money Market Fund is as follows:


                                                        30 DAYS ENDED
                                                      DECEMBER 31, 2004
                               ------------------------------------------------------------------
                                       SERIES I SHARES                    SERIES II SHARES
                               ------------------------------      ------------------------------
                                  Simple          Effective           Simple          Effective
                               ------------      ------------      ------------      ------------
AIM V.I. Money Market Fund             1.44%             1.44%             1.19%             1.19%

                                  APPENDIX N-1

                               PENDING LITIGATION

                    PENDING LITIGATION ALLEGING MARKET TIMING


         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

         RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC,

         BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY

         MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR

         FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD
         J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

         OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
         Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Sayegh v. Janus Capital, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

         RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
         V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD
         J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC.,

         CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

         CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX N-2

      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

         The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

         T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
         T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois ahs issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought are identical to the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury Case removed the action to Federal Court (U.S. District Court Southern District of Illinois, Cause No. 05-CV-302-DRH).

         JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

                                  APPENDIX N-3

     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of April 25, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the KONDRACKI and PAPIA actions have been consolidated for pre-trial purposes in the BERDAT action and administratively closed.

         RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX N-4

       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

         The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. By order of the United States District Court for the Southern District of Texas, Houston Division, the LIEBER action has been consolidated for pre-trial purposes into the ZUCKER action and administratively closed. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

         LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

         STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

         HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of:
         Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX N-5

        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of April 25, 2005. By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed.

         JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT
         H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of

         Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK

         H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY
         W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM

         GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES

         III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO

         INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX N-6

         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

         The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on April 25, 2005.

         AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                               FINANCIAL STATEMENT





                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                        AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.72%

ADVERTISING-1.54%

Lamar Advertising Co.-Class A(a)                  27,100   $  1,159,338
-----------------------------------------------------------------------
Omnicom Group Inc.                                15,400      1,298,528
=======================================================================
                                                              2,457,866
=======================================================================

AIRLINES-0.79%

Southwest Airlines Co.                            77,500      1,261,700
=======================================================================

APPAREL RETAIL-1.60%

Aeropostale, Inc.(a)                              23,050        678,362
-----------------------------------------------------------------------
Foot Locker, Inc.                                 29,400        791,742
-----------------------------------------------------------------------
Hot Topic, Inc.(a)                                 3,500         60,165
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            45,950      1,022,847
=======================================================================
                                                              2,553,116
=======================================================================

APPLICATION SOFTWARE-2.43%

Amdocs Ltd. (United Kingdom)(a)                   48,500      1,273,125
-----------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                          15,800        696,148
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      15,200        692,360
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                 62,000      1,216,440
=======================================================================
                                                              3,878,073
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.04%

Affiliated Managers Group, Inc.(a)                19,350      1,310,769
-----------------------------------------------------------------------
Investors Financial Services Corp.(b)             85,300      4,263,294
-----------------------------------------------------------------------
Legg Mason, Inc.                                  11,700        857,142
=======================================================================
                                                              6,431,205
=======================================================================

BIOTECHNOLOGY-4.28%

Amylin Pharmaceuticals, Inc.(a)                   52,300      1,221,728
-----------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                   21,700        987,350
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               23,300      1,564,129
-----------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                   13,200        650,760
-----------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)(b)                   15,400      1,152,690
-----------------------------------------------------------------------
QLT Inc. (Canada)(a)                              77,000      1,238,160
=======================================================================
                                                              6,814,817
=======================================================================

BROADCASTING & CABLE TV-2.90%

Radio One, Inc.-Class D(a)                        93,100      1,500,772
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         106,595      3,120,036
=======================================================================
                                                              4,620,808
=======================================================================

BUILDING PRODUCTS-2.01%

American Standard Cos. Inc.(a)                    77,500      3,202,300
=======================================================================

COMMUNICATIONS EQUIPMENT-3.89%

ADTRAN, Inc.                                      61,000      1,167,540
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Avaya Inc.(a)                                     76,200   $  1,310,640
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      45,700      1,117,365
-----------------------------------------------------------------------
Plantronics, Inc.                                 41,000      1,700,270
-----------------------------------------------------------------------
Polycom, Inc.(a)                                  38,800        904,816
=======================================================================
                                                              6,200,631
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.33%

Electronics for Imaging, Inc.(a)                  30,400        529,264
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.54%

Joy Global Inc.(b)                                19,700        855,571
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.13%

Alliance Data Systems Corp.(a)(b)                 50,400      2,392,992
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   87,285      3,507,984
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             58,200      1,774,518
-----------------------------------------------------------------------
Paychex, Inc.                                     58,200      1,983,456
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     116,300      3,294,779
=======================================================================
                                                             12,953,729
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.72%

ARAMARK Corp.-Class B                             34,200        906,642
-----------------------------------------------------------------------
Cintas Corp.                                      58,200      2,552,652
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              19,000        877,420
=======================================================================
                                                              4,336,714
=======================================================================

ELECTRIC UTILITIES-0.50%

DPL Inc.                                          31,500        790,965
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.68%

Cooper Industries, Ltd.-Class A (Bermuda)         20,200      1,371,378
-----------------------------------------------------------------------
EnerSys(a)                                        85,300      1,300,825
=======================================================================
                                                              2,672,203
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.87%

Agilent Technologies, Inc.(a)                     58,200      1,402,620
-----------------------------------------------------------------------
Littelfuse, Inc.(a)                               18,800        642,208
-----------------------------------------------------------------------
Tektronix, Inc.                                   31,000        936,510
=======================================================================
                                                              2,981,338
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.51%

Molex Inc.                                        26,800        804,000
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

EMPLOYMENT SERVICES-1.72%

Robert Half International Inc.                    93,200   $  2,742,876
=======================================================================

ENVIRONMENTAL SERVICES-0.83%

Stericycle, Inc.(a)                               28,800      1,323,360
=======================================================================

GENERAL MERCHANDISE STORES-0.75%

Family Dollar Stores, Inc.                        38,300      1,196,109
=======================================================================

HEALTH CARE EQUIPMENT-3.47%

Cytyc Corp.(a)                                    37,600      1,036,632
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           58,200      3,630,516
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 38,500        865,865
=======================================================================
                                                              5,533,013
=======================================================================

HEALTH CARE FACILITIES-1.50%

LifePoint Hospitals, Inc.(a)                      27,100        943,622
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          38,800      1,443,748
=======================================================================
                                                              2,387,370
=======================================================================

HEALTH CARE SERVICES-4.09%

Caremark Rx, Inc.(a)(b)                           72,700      2,866,561
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   34,600      1,367,738
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          10,900        833,196
-----------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   34,900      1,451,840
=======================================================================
                                                              6,519,335
=======================================================================

HEALTH CARE SUPPLIES-0.55%

Advanced Medical Optics, Inc.(a)                  21,300        876,282
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.58%

La Quinta Corp.(a)                               114,500      1,040,805
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            27,100      1,475,324
=======================================================================
                                                              2,516,129
=======================================================================

HOUSEHOLD APPLIANCES-1.06%

Blount International, Inc.(a)                     96,700      1,684,514
=======================================================================

INDUSTRIAL CONGLOMERATES-1.27%

Textron Inc.                                      27,300      2,014,740
=======================================================================

INTERNET SOFTWARE & SERVICES-0.63%

Akamai Technologies, Inc.(a)                      77,500      1,009,825
=======================================================================

IT CONSULTING & OTHER SERVICES-0.64%

Acxiom Corp.                                      38,600      1,015,180
=======================================================================

LEISURE PRODUCTS-0.72%

Brunswick Corp.                                   23,300      1,153,350
=======================================================================

MOVIES & ENTERTAINMENT-0.92%

Regal Entertainment Group-Class A                 70,700      1,467,025
=======================================================================

OIL & GAS DRILLING-2.02%

ENSCO International Inc.                          58,200      1,847,268
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS DRILLING-(CONTINUED)

Patterson-UTI Energy, Inc.                        46,500   $    904,425
-----------------------------------------------------------------------
Pride International, Inc.(a)                      23,000        472,420
=======================================================================
                                                              3,224,113
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.40%

BJ Services Co.                                   46,300      2,154,802
-----------------------------------------------------------------------
Cooper Cameron Corp.(a)                           30,900      1,662,729
=======================================================================
                                                              3,817,531
=======================================================================

PAPER PRODUCTS-1.83%

Bowater Inc.                                      40,700      1,789,579
-----------------------------------------------------------------------
Sappi Ltd.-ADR (South Africa)                     77,500      1,123,750
=======================================================================
                                                              2,913,329
=======================================================================

PHARMACEUTICALS-4.15%

Barr Pharmaceuticals Inc.(a)                      20,600        938,124
-----------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(a)             26,400        554,928
-----------------------------------------------------------------------
Eon Labs, Inc.(a)(b)                              45,000      1,215,000
-----------------------------------------------------------------------
Impax Laboratories, Inc.(a)(b)                    49,900        792,412
-----------------------------------------------------------------------
IVAX Corp.(a)                                     72,750      1,150,905
-----------------------------------------------------------------------
MGI Pharma, Inc.(a)                               38,200      1,069,982
-----------------------------------------------------------------------
Valeant Pharmaceuticals International             33,900        893,265
=======================================================================
                                                              6,614,616
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.97%

CB Richard Ellis Group, Inc.-Class A(a)           46,000      1,543,300
=======================================================================

REGIONAL BANKS-0.70%

North Fork Bancorp., Inc.                         38,400      1,107,840
=======================================================================

RESTAURANTS-2.99%

Brinker International, Inc.(a)                    58,200      2,041,074
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                57,500      1,499,600
-----------------------------------------------------------------------
Wendy's International, Inc.                       31,000      1,217,060
=======================================================================
                                                              4,757,734
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.02%

Novellus Systems, Inc.(a)                         58,200      1,623,198
=======================================================================

SEMICONDUCTORS-5.16%

Altera Corp.(a)                                   38,100        788,670
-----------------------------------------------------------------------
AMIS Holdings, Inc.(a)                            67,300      1,111,796
-----------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                 24,500        475,055
-----------------------------------------------------------------------
Intersil Corp.-Class A                            37,900        634,446
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   34,900      1,479,411
-----------------------------------------------------------------------
Microchip Technology Inc.                        116,300      3,100,558
-----------------------------------------------------------------------
Xilinx, Inc.                                      21,200        628,580
=======================================================================
                                                              8,218,516
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SOFT DRINKS-0.76%

Coca-Cola Enterprises Inc.                        58,200   $  1,213,470
=======================================================================

SPECIALTY CHEMICALS-1.46%

Nalco Holding Co.(a)                              79,400      1,549,888
-----------------------------------------------------------------------
Valspar Corp. (The)                               15,500        775,155
=======================================================================
                                                              2,325,043
=======================================================================

SPECIALTY STORES-4.04%

Linens 'n Things, Inc.(a)                         58,200      1,443,360
-----------------------------------------------------------------------
OfficeMax Inc.                                    58,200      1,826,316
-----------------------------------------------------------------------
Staples, Inc.                                     23,200        782,072
-----------------------------------------------------------------------
Tiffany & Co.                                     38,800      1,240,436
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             30,700      1,142,347
=======================================================================
                                                              6,434,531
=======================================================================

SYSTEMS SOFTWARE-0.75%

Symantec Corp.(a)                                 46,500      1,197,840
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.97%

CDW Corp.                                         23,300      1,545,955
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-0.75%

New York Community Bancorp, Inc.                  58,413   $  1,201,555
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.86%

MSC Industrial Direct Co., Inc.-Class A           38,200      1,374,436
=======================================================================

TRUCKING-1.40%

Sirva Inc.(a)                                    116,300      2,235,286
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $125,408,525)                         146,131,701
=======================================================================

MONEY MARKET FUNDS-8.74%

Liquid Assets Portfolio-Institutional
  Class(c)                                     6,960,012      6,960,012
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    6,960,012      6,960,012
=======================================================================
    Total Money Market Funds (Cost
      $13,920,024)                                           13,920,024
=======================================================================
TOTAL INVESTMENTS-100.46% (Cost $139,328,549)               160,051,725
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.46%)                          (732,569)
=======================================================================
NET ASSETS-100.00%                                         $159,319,156
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1F and Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $125,408,525)                                  $146,131,701
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,920,024)                               13,920,024
=============================================================
  Total investments (cost $139,328,549)           160,051,725
=============================================================
Receivables for:
  Investments sold                                    291,620
-------------------------------------------------------------
  Fund shares sold                                    277,584
-------------------------------------------------------------
  Dividends                                            84,366
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,057
=============================================================
    Total assets                                  160,741,352
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               922,711
-------------------------------------------------------------
  Fund shares reacquired                               92,940
-------------------------------------------------------------
  Options written, at market value (premiums
    received $131,528)                                155,913
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plan                                               39,985
-------------------------------------------------------------
Accrued administrative services fees                  175,317
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,036
-------------------------------------------------------------
Accrued transfer agent fees                             2,078
-------------------------------------------------------------
Accrued operating expenses                             30,216
=============================================================
    Total liabilities                               1,422,196
=============================================================
Net assets applicable to shares outstanding      $159,319,156
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $177,987,869
-------------------------------------------------------------
Undistributed net investment income (loss)            (36,453)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts      (39,331,051)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                  20,698,791
=============================================================
                                                 $159,319,156
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $154,070,438
_____________________________________________________________
=============================================================
Series II                                        $  5,248,718
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,013,235
_____________________________________________________________
=============================================================
Series II                                             446,198
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.84
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.76
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends                                        $    611,093
-------------------------------------------------------------
Dividends from affiliated money market funds          106,928
=============================================================
    Total investment income                           718,021
=============================================================

EXPENSES:

Advisory fees                                       1,204,034
-------------------------------------------------------------
Administrative services fees                          406,184
-------------------------------------------------------------
Custodian fees                                         40,794
-------------------------------------------------------------
Distribution fees -- Series II                          9,690
-------------------------------------------------------------
Transfer agent fees                                    12,802
-------------------------------------------------------------
Trustees' fees and retirement benefits                 14,985
-------------------------------------------------------------
Other                                                  67,718
=============================================================
    Total expenses                                  1,756,207
=============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                       (1,601)
=============================================================
    Net expenses                                    1,754,606
=============================================================
Net investment income (loss)                       (1,036,585)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            28,480,922
-------------------------------------------------------------
  Option contracts written                             73,448
=============================================================
                                                   28,554,370
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (11,053,895)
-------------------------------------------------------------
  Option contracts written                            (24,385)
=============================================================
                                                  (11,078,280)
=============================================================
Net gain from investment securities and option
  contracts                                        17,476,090
=============================================================
Net increase in net assets resulting from
  operations                                     $ 16,439,505
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,036,585)   $   (995,639)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   28,554,370       1,240,818
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (11,078,280)     29,212,917
==========================================================================================
    Net increase in net assets resulting from operations        16,439,505      29,458,096
==========================================================================================
Share transactions-net:
  Series I                                                      (6,191,332)     11,603,390
------------------------------------------------------------------------------------------
  Series II                                                      1,886,916       2,075,980
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (4,304,416)     13,679,370
==========================================================================================
    Net increase in net assets                                  12,135,089      43,137,466
==========================================================================================

NET ASSETS:

  Beginning of year                                            147,184,067     104,046,601
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(36,453) and $(30,701), respectively)          $159,319,156    $147,184,067
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by

                        AIM V.I. AGGRESSIVE GROWTH FUND
     an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus 0.625% of the next $4.85 billion, plus 0.60% of the next $5 billion, plus 0.575% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,385.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $149 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $406,184, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,802.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $9,690.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,318,243       $45,262,699       $(40,620,930)         $   --         $ 6,960,012     $ 53,724       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,318,243        45,262,699        (40,620,930)             --           6,960,012       53,204           --
==================================================================================================================================
  Total           $4,636,486       $90,525,398       $(81,241,860)         $   --         $13,920,024     $106,928       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $2,432,026 and $2,845,278, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $67 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $67.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,970 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         3,526       295,184
-----------------------------------------------------------------------------------
Closed                                                           (163)      (14,813)
-----------------------------------------------------------------------------------
Exercised                                                        (878)      (82,326)
-----------------------------------------------------------------------------------
Expired                                                        (1,225)      (66,517)
===================================================================================
End of year                                                     1,260      $131,528
___________________________________________________________________________________
===================================================================================

OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                         DECEMBER 31,
                                                                                             2004          UNREALIZED
                   CONTRACT           STRIKE           NUMBER OF          PREMIUMS          MARKET        APPRECIATION
CALLS                MONTH            PRICE            CONTRACTS          RECEIVED          VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Alliance Data
  Systems Corp.     Feb-05            $50.0                187            $ 18,619         $ 14,493         $   4,126
-----------------------------------------------------------------------------------------------------------------------
Caremark Rx,
  Inc.              Feb-05             40.0                235              27,551           34,663            (7,112)
-----------------------------------------------------------------------------------------------------------------------
Eon Labs, Inc.      Jan-05             30.0                150              10,640            2,250             8,390
-----------------------------------------------------------------------------------------------------------------------
Impax
  Laboratories,
  Inc.              Feb-05             17.5                250              12,113           13,125            (1,012)
-----------------------------------------------------------------------------------------------------------------------
Investors
  Financial
  Services
  Corp.             Feb-05             50.0                212              21,626           46,640           (25,014)
-----------------------------------------------------------------------------------------------------------------------
Joy Global Inc.     Feb-05             45.0                149              20,976           20,487               489
-----------------------------------------------------------------------------------------------------------------------
OSI
Pharmaceuticals,
  Inc.              Feb-05             80.0                 77              20,003           24,255            (4,252)
=======================================================================================================================
Total
  outstanding
  options
  written                                                1,260            $131,528         $155,913         $ (24,385)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 19,677,580
--------------------------------------------------------------------------
Temporary book/tax differences                                     (36,453)
--------------------------------------------------------------------------
Capital loss carryforward                                      (38,309,840)
--------------------------------------------------------------------------
Shares of beneficial interest                                  177,987,869
==========================================================================
Total net assets                                              $159,319,156
__________________________________________________________________________
==========================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(24,385).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                        AIM V.I. AGGRESSIVE GROWTH FUND

    The Fund utilized $28,160,890 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 9,141,648
-----------------------------------------------------------------------------
December 31, 2010                                                 29,039,052
-----------------------------------------------------------------------------
December 31, 2011                                                    129,140
=============================================================================
Total capital loss carryforward                                  $38,309,840
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $212,826,969 and $226,580,719, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    21,278,026
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,576,061)
===============================================================================
Net unrealized appreciation of investment securities           $    19,701,965
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $140,349,760.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2004, undistributed net investment income was increased by $1,030,833 and shares of beneficial interest decreased by $1,030,833. This reclassification had no effect on the net assets of the Fund

NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,271,088    $ 24,883,290     4,612,939    $ 41,545,198
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      206,842       2,213,893       322,541       3,093,273
======================================================================================================================
Reacquired:
  Series I                                                    (2,891,694)    (31,074,622)   (3,370,121)    (29,941,808)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (30,232)       (326,977)     (105,190)     (1,017,293)
======================================================================================================================
                                                                (443,996)   $ (4,304,416)    1,460,169    $ 13,679,370
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 85% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.59       $   8.36    $  10.81    $  14.62    $  14.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)      (0.08)(a)    (0.08)     (0.10)(a)    (0.10)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.32           2.31       (2.37)      (3.71)       0.47
=========================================================================================================================
    Total from investment operations                              1.25           2.23       (2.45)      (3.81)       0.37
=========================================================================================================================
Net asset value, end of period                                $  11.84       $  10.59    $   8.36    $  10.81    $  14.62
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  11.80%         26.67%     (22.66)%    (26.06)%      2.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,070       $144,341    $103,611    $121,889    $103,181
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.16%(c)       1.15%       1.16%       1.21%       1.16%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.68)%(c)     (0.83)%     (0.87)%     (0.88)%     (0.59)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            148%            90%         85%         90%         65%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $146,769,339.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.26% for the year ended December 31, 2000.

                                                                            SERIES II
                                                              -------------------------------------
                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.55       $ 8.35       $ 10.70
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)    (0.10)(a)      (0.10)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.31         2.30         (2.25)
===================================================================================================
    Total from investment operations                            1.21         2.20         (2.35)
===================================================================================================
Net asset value, end of period                                $11.76       $10.55       $  8.35
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.47%       26.35%       (21.96)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,249       $2,843       $   436
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                         1.41%(c)     1.40%         1.32%(d)(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)   (1.08)%       (1.03)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       148%          90%           85%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $3,876,067.
(d)  Annualized
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.
(f)  Not annualized for periods less than one year.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                        AIM V.I. AGGRESSIVE GROWTH FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                        AIM V.I. AGGRESSIVE GROWTH FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                             AIM V.I. BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

STOCKS & OTHER EQUITY INTERESTS-65.78%

ADVERTISING-2.88%

Interpublic Group of Cos., Inc. (The)(a)           70,000   $    938,000
------------------------------------------------------------------------
Omnicom Group Inc.                                 24,700      2,082,704
========================================================================
                                                               3,020,704
========================================================================

AEROSPACE & DEFENSE-1.14%

Honeywell International Inc.                       33,800      1,196,858
========================================================================

ALUMINUM-0.91%

Alcoa Inc.                                         30,200        948,884
========================================================================

APPAREL RETAIL-1.18%

Gap, Inc. (The)                                    58,700      1,239,744
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.49%

Bank of New York Co., Inc. (The)                   46,600      1,557,372
========================================================================

BUILDING PRODUCTS-2.31%

American Standard Cos. Inc.(a)                     21,400        884,248
------------------------------------------------------------------------
Masco Corp.                                        42,100      1,537,913
========================================================================
                                                               2,422,161
========================================================================

COMMUNICATIONS EQUIPMENT-0.65%

Motorola, Inc.                                     39,500        679,400
========================================================================

CONSUMER ELECTRONICS-2.09%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               34,900        924,850
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             32,400      1,262,304
========================================================================
                                                               2,187,154
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.96%

Ceridian Corp.(a)                                  54,600        998,088
------------------------------------------------------------------------
First Data Corp.                                   49,300      2,097,222
========================================================================
                                                               3,095,310
========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    30,400        893,760
========================================================================

DIVERSIFIED CHEMICALS-0.53%

Dow Chemical Co. (The)                             11,200        554,512
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Cendant Corp.                                      78,200      1,828,316
========================================================================

ENVIRONMENTAL SERVICES-2.00%

Waste Management, Inc.                             70,100      2,098,794
========================================================================

FOOD RETAIL-1.99%

Kroger Co. (The)(a)                                71,700      1,257,618
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

FOOD RETAIL-(CONTINUED)

Safeway Inc.(a)                                    41,700   $    823,158
========================================================================
                                                               2,080,776
========================================================================

GENERAL MERCHANDISE STORES-1.69%

Target Corp.                                       34,100      1,770,813
========================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                              46,500      2,703,975
------------------------------------------------------------------------
McKesson Corp.                                     40,500      1,274,130
========================================================================
                                                               3,978,105
========================================================================

HEALTH CARE EQUIPMENT-1.02%

Baxter International Inc.                          30,800      1,063,832
========================================================================

HEALTH CARE FACILITIES-1.18%

HCA, Inc.                                          30,800      1,230,768
========================================================================

HEALTH CARE SERVICES-0.34%

IMS Health Inc.                                    15,200        352,792
========================================================================

INDUSTRIAL CONGLOMERATES-4.16%

General Electric Co.                               41,300      1,507,450
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  79,700      2,848,478
========================================================================
                                                               4,355,928
========================================================================

INDUSTRIAL MACHINERY-1.50%

Illinois Tool Works Inc.                           16,900      1,566,292
========================================================================

INSURANCE BROKERS-0.60%

Aon Corp.                                          26,500        632,290
========================================================================

INTEGRATED OIL & GAS-0.10%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd.(b)                                 1        100,000
========================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.                          23,000      1,374,710
------------------------------------------------------------------------
Morgan Stanley                                     27,500      1,526,800
========================================================================
                                                               2,901,510
========================================================================

MANAGED HEALTH CARE-1.91%

WellPoint Inc.(a)                                  17,400      2,001,000
========================================================================

MOVIES & ENTERTAINMENT-1.70%

Walt Disney Co. (The)                              64,100      1,781,980
========================================================================

MULTI-LINE INSURANCE-1.02%

Hartford Financial Services Group, Inc. (The)      15,400      1,067,374
========================================================================

OIL & GAS DRILLING-1.55%

Transocean Inc. (Cayman Islands)(a)                38,400      1,627,776
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.07%

Halliburton Co.                                    50,500      1,981,620
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Schlumberger Ltd. (Netherlands)                    18,500   $  1,238,575
========================================================================
                                                               3,220,195
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.57%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04; Cost $100,000)(c)(d)(e)                     1        100,000
------------------------------------------------------------------------
Citigroup Inc.                                     41,600      2,004,288
------------------------------------------------------------------------
JPMorgan Chase & Co.                               56,168      2,191,114
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $488,940)(b)(c)(d)          500        493,500
========================================================================
                                                               4,788,902
========================================================================

PACKAGED FOODS & MEATS-1.09%

Kraft Foods Inc.-Class A                           32,000      1,139,520
========================================================================

PHARMACEUTICALS-4.98%

Pfizer Inc.                                        56,300      1,513,907
------------------------------------------------------------------------
Sanofi-Aventis (France)(f)                         29,761      2,374,620
------------------------------------------------------------------------
Wyeth                                              31,100      1,324,549
========================================================================
                                                               5,213,076
========================================================================

PROPERTY & CASUALTY INSURANCE-1.51%

ACE Ltd. (Cayman Islands)                          37,000      1,581,750
========================================================================

SYSTEMS SOFTWARE-2.18%

Computer Associates International, Inc.            73,400      2,279,804
========================================================================

THRIFTS & MORTGAGE FINANCE-2.31%

Fannie Mae                                         29,800      2,122,058
------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd.(g)                  2,950        148,975
------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(g)                  2,950        149,252
========================================================================
                                                               2,420,285
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $60,982,842)                                      68,877,737
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-16.62%

ADVERTISING-0.06%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(g)             $   64,000         66,028
========================================================================

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(g)                        25,000         27,349
========================================================================

AUTO PARTS & EQUIPMENT-0.08%

Lear Corp.-Series B, Sr. Unsec. Gtd. Notes,
  7.96%, 05/15/05(g)                               86,000         87,760
========================================================================

AUTOMOBILE MANUFACTURERS-0.11%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(g)            65,000         65,145
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS-(CONTINUED)

General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(g)                           $   50,000   $     50,472
========================================================================
                                                                 115,617
========================================================================

BROADCASTING & CABLE TV-1.22%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(g)                              300,000        311,370
------------------------------------------------------------------------
  9.50%, 08/01/13(g)                              100,000        106,645
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(g)                               35,000         35,595
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(g)                                      50,000         51,547
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(g)                        76,000         79,477
------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(g)                   100,000        102,397
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(g)            100,000        102,819
------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(g)         40,000         47,053
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(g)                 250,000        334,242
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(g)                100,000        102,051
========================================================================
                                                               1,273,196
========================================================================

CONSUMER FINANCE-3.29%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(g)                        100,000        115,992
------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(g)                                     200,000        204,436
------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $280,335)(b)(c)(d)(g)                      275,000        279,584
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(g)            150,000        157,161
------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(g)                 75,000         82,148
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(g)                150,000        153,418
------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(g)                       125,000        126,567
------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
  04/28/05(b)(g)                                  200,000        199,930
------------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07(g)         150,000        156,052
------------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(g)         275,000        283,561
------------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05(g)         200,000        201,794
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(g)                235,000        237,169
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.23%, 05/19/05(b)(g)                           200,000        200,708
------------------------------------------------------------------------
  4.44%, 03/04/05(b)(g)                           370,000        370,796
------------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06(g)                 70,000         70,151
------------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05(g)                 50,000         51,061
------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(g)                            100,000        100,113
------------------------------------------------------------------------
    5.25%, 05/16/05(g)                            275,000        276,925
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(g)(h)                                175,000        179,617
========================================================================
                                                               3,447,183
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED BANKS-1.88%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $167,403)(c)(g)(i)            $  150,000   $    159,330
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(c)(d)(g)       25,000         25,721
------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $68,863)(c)(d)(g)                 70,000         67,467
------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(b)(g)               150,000        144,841
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $61,532)(c)(g)(i)                                50,000         60,594
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $63,272)(c)(d)(g)                                50,000         59,001
------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $159,704)(c)(d)(g)     150,000        152,844
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(g)          75,000         83,698
------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(g)         125,000        127,735
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium
  Term Euro Notes, 3.09%(i)(j)                    100,000         99,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $60,000)(c)(g)(i)                                60,000         63,623
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $23,313)(c)(g)(i)                                25,000         23,719
------------------------------------------------------------------------
Lloyds Bank PLC-Series 1 (United Kingdom),
  Unsec. Sub. Floating Rate Euro Notes,
  2.96%(g)(i)                                     130,000        115,943
------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(g)(j)            60,000         49,391
------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(g)(i)(j)                 100,000         88,283
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(g)                               50,000         65,256
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(g)(i)            25,000         23,934
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(g)                       250,000        255,750
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(g)                              150,000        150,699
------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $158,835)(c)(d)(g)               150,000        153,930
========================================================================
                                                               1,970,759
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.11%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(g)(i)                              100,000        119,869
========================================================================

ELECTRIC UTILITIES-0.45%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(g)          15,000         15,582
------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)(k)          45,000         48,969
------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11(g)                   50,000         62,084
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(g)                    $  170,000   $    174,478
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(b)(g)       62,000         62,055
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(g)                       100,000        105,602
========================================================================
                                                                 468,770
========================================================================

FOOD RETAIL-0.07%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(g)                                      75,000         74,507
========================================================================

GAS UTILITIES-0.37%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(g)                        100,000        107,166
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(g)                                     175,000        180,236
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(g)                        95,000         96,216
========================================================================
                                                                 383,618
========================================================================

HOMEBUILDING-0.49%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(g)                                     100,000        115,125
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(g)                       200,000        214,464
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(g)                                     125,000        128,615
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(g)                        50,000         54,497
========================================================================
                                                                 512,701
========================================================================

INDUSTRIAL CONGLOMERATES-0.30%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(g)                                     270,000        274,058
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $45,291)(c)(d)(g)                                40,000         42,589
========================================================================
                                                                 316,647
========================================================================

INTEGRATED OIL & GAS-0.32%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(g)                                      80,000         88,065
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(g)                                      65,000         69,848
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(g)                                     125,000        142,512
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(g)                               35,000         35,904
========================================================================
                                                                 336,329
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.48%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(g)                       100,000        102,346
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(g)                 40,000         54,280
------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $75,452)(c)(d)(g)                                75,000         75,439
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(g)        $   50,000   $     50,811
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
    01/30/06(g)                                   125,000        130,021
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
    03/15/05(g)                                   220,000        222,317
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(g)             70,000         93,279
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(g)                              100,000        108,673
------------------------------------------------------------------------
  8.00%, 06/01/11(g)                               40,000         47,395
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                         60,000         62,464
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 6.36%, 04/15/06(g)                 200,000        207,592
------------------------------------------------------------------------
  Unsec. Deb., 8.75%, 11/01/21(g)                  65,000         82,106
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(g)            100,000        111,656
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(g)                        125,000        133,204
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(g)                         70,000         68,493
========================================================================
                                                               1,550,076
========================================================================

INVESTMENT BANKING & BROKERAGE-0.24%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(g)              100,000        102,877
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(g)       100,000        106,001
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(g)                   45,000         45,184
========================================================================
                                                                 254,062
========================================================================

LIFE & HEALTH INSURANCE-0.22%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $207,149)(c)(g)(k)                              175,000        208,745
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(g)                               20,000         21,591
========================================================================
                                                                 230,336
========================================================================

MOVIES & ENTERTAINMENT-0.16%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(g)                       170,000        171,511
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.06%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes,
  7.63%, 07/15/05(g)                               65,000         66,631
========================================================================

MUNICIPALITIES-0.69%

Chicago (City of), Illinois; O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(g)(k)                       250,000        250,520
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 B, 6.10%,
  05/01/24(g)(k)                                  125,000        128,750
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(g)(k)                        $   50,000   $     50,083
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(k)                            75,000         75,563
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(k)(l)                               225,000        213,075
========================================================================
                                                                 717,991
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.16%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14(g)                              150,000        166,425
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.18%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes,
  2.85%, 01/30/06(g)                               20,000         19,951
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05(g)                 75,000         76,740
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(g)(i)                              100,000        119,260
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $113,125)(c)(g)(i)                              100,000        115,891
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(g)                              123,500        138,444
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(g)      83,333         88,207
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(g)                                     150,000        174,405
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $93,300)(c)(d)(g)       89,324         88,974
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $199,866)(c)(d)(g)                         200,000        195,758
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $169,578)(c)(d)(g)     143,333        170,762
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(g)(i)              40,000         44,698
========================================================================
                                                               1,233,090
========================================================================

PACKAGED FOODS & MEATS-0.07%

Nabisco, Inc., Notes, 6.38%, 02/01/05(g)           75,000         75,493
========================================================================

PROPERTY & CASUALTY INSURANCE-0.37%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $101,571)(c)(d)(g)                              100,000        103,492
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(g)                              205,000        232,903
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $52,495)(c)(d)(g)                           50,000         50,460
========================================================================
                                                                 386,855
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

REAL ESTATE-0.37%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(g)                    $   30,000   $     30,175
------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(g)                                     125,000        125,548
------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(g)                 90,000         91,450
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(g)                               75,000         75,404
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(g)                               40,000         41,026
------------------------------------------------------------------------
Spieker Properties, L.P., Unsec. Unsub.
  Notes, 6.88%, 02/01/05(g)                        25,000         25,077
========================================================================
                                                                 388,680
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(g)                                      50,000         52,545
========================================================================

REGIONAL BANKS-1.31%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(b)(g)      200,000        207,328
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(g)                              300,000        302,172
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(b)(g)                    100,000         94,972
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(g)                              200,000        204,048
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(g)(i)(j)                           500,000        497,074
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(g)                                      60,000         61,048
========================================================================
                                                               1,366,642
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(g)                                      40,000         42,428
========================================================================

SOVEREIGN DEBT-0.66%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(g)                                     125,000        128,249
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(g)                  30,000         34,998
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           50,000         53,659
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $63,044)(c)(g)(m)       70,000         72,338
------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.75%, 07/24/05
  (Acquired 09/10/04-12/03/04; Cost
  $104,100)(c)(g)                                 100,000        102,800
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04; Cost
  $105,650)(c)(g)                                 100,000        102,890
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $90,094)(c)(g)           80,000         90,608
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(g)                           $   35,000   $     37,559
------------------------------------------------------------------------
  7.50%, 04/08/33(g)                               60,000         64,569
========================================================================
                                                                 687,670
========================================================================

THRIFTS & MORTGAGE FINANCE-0.19%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(g)                               60,000         70,984
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(g)                       125,000        128,023
========================================================================
                                                                 199,007
========================================================================

TOBACCO-0.14%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(g)             30,000         32,459
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(g)         100,000        101,979
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(g)                 15,000         15,397
========================================================================
                                                                 149,835
========================================================================

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(g)                              100,000        111,345
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.34%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(g)         135,000        136,496
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(g)               200,000        218,800
========================================================================
                                                                 355,296
========================================================================
    Total Bonds & Notes (Cost $17,325,831)                    17,406,251
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-8.14%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.92%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32(g)                  113,825        120,674
------------------------------------------------------------------------
  6.00%, 04/01/16 to 11/01/33(g)                  881,209        913,540
------------------------------------------------------------------------
  5.50%, 10/01/18(g)                              270,189        279,396
------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31(g)                   64,210         68,843
------------------------------------------------------------------------
  6.50%, 05/01/32 to 08/01/32(g)                   65,894         69,212
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(n)                              548,880        557,587
========================================================================
                                                               2,009,252
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.59%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 09/01/34(g)                  881,914        927,025
------------------------------------------------------------------------
  7.50%, 11/01/15(g)                                8,641          9,178
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(g)                  155,585        165,008
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17(g)                  139,459        146,263
------------------------------------------------------------------------
  5.00%, 04/01/18(g)                              373,032        379,475
------------------------------------------------------------------------
  4.50%, 11/01/18(g)                              137,126        137,041
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  8.00%, 08/01/21 to 12/01/23(g)               $   47,188   $     51,374
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(n)                  266,270        265,846
------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(n)                1,947,542      1,991,388
------------------------------------------------------------------------
  6.00%, 01/01/35(n)                              709,650        733,954
========================================================================
                                                               4,806,552
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.63%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(g)                   67,624         72,860
------------------------------------------------------------------------
  8.50%, 11/15/24(g)                              154,387        169,473
------------------------------------------------------------------------
  8.00%, 08/15/25(g)                               23,902         26,072
------------------------------------------------------------------------
  6.50%, 03/15/29 to 12/15/33(g)                  348,491        367,185
------------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33(g)                  575,476        597,775
------------------------------------------------------------------------
  7.00%, 09/15/31 to 03/15/33(g)                  130,584        138,814
------------------------------------------------------------------------
  5.50%, 12/15/33 to 02/15/34(g)                  333,008        340,479
========================================================================
                                                               1,712,658
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $8,489,249)                                        8,528,462
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.18%

FEDERAL HOME LOAN BANK (FHLB)-4.68%

Unsec. Disc. Notes,
  1.25%, 01/03/05(o)                            4,901,000      4,900,659
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.50%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(g)(p)                           350,000        353,283
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(g)                              175,000        172,790
========================================================================
                                                                 526,073
========================================================================
    Total U.S. Government Agency Securities
      (Cost $5,419,893)                                        5,426,732
========================================================================

U.S. TREASURY SECURITIES-5.09%

U.S. TREASURY NOTES-3.25%

2.50%, 09/30/06(g)                                400,000        396,564
------------------------------------------------------------------------
6.50%, 10/15/06(g)                                935,000        991,250
------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(g)                  1,050,000      1,055,740
------------------------------------------------------------------------
3.13%, 10/15/08(g)                                560,000        554,047
------------------------------------------------------------------------
5.00%, 02/15/11(g)                                375,000        399,139
========================================================================
                                                               3,396,740
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BONDS-1.73%

7.25%, 05/15/16 to 08/15/22(g)                 $  820,000(h) $  1,039,479
------------------------------------------------------------------------
7.50%, 11/15/16(g)                                130,000        166,176
------------------------------------------------------------------------
5.38%, 02/15/31(g)                                560,000        605,326
========================================================================
                                                               1,810,981
========================================================================

U.S. TREASURY STRIPS-0.11%

3.03%, 02/15/07(g)                                125,000(o)      117,364
========================================================================
    Total U.S. Treasury Securities (Cost
      $5,221,197)                                              5,325,085
========================================================================

ASSET-BACKED SECURITIES-1.26%

OTHER DIVERSIFIED FINANCIAL SERVICES-1.04%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 05/08/02-09/23/03; Cost
  $269,795)(c)(g)                                 253,133        257,753
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 06/01/00-08/24/04; Cost
  $148,849)(c)(g)                                 150,000        178,771
------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(c)(d)                                 500,000        508,681
------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $100,000)(c)(d)(g)(i)(p)         100,000        100,569
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $42,720)(c)(d)(g)                 40,000         40,219
========================================================================
                                                               1,085,993
========================================================================

PROPERTY & CASUALTY INSURANCE-0.10%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $100,000)(c)(d)(g)                              100,000        101,993
========================================================================

THRIFTS & MORTGAGE FINANCE-0.12%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $145,991)(c)(d)(g)                              125,365        129,124
========================================================================
    Total Asset-Backed Securities (Cost
      $1,288,418)                                              1,317,110
========================================================================
TOTAL INVESTMENTS-102.07% (Cost $98,727,430)                 106,881,377
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.07%)                         (2,170,047)
========================================================================
NET ASSETS-100.00%                                          $104,711,330
________________________________________________________________________
========================================================================

                             AIM V.I. BALANCED FUND

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $4,377,169, which represented 4.18% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $2,940,107, which represented 2.81% of the Fund's Net Assets.
(e) Security has a mandatory put by the issuer. Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 2.22% of the Fund's Total Investments. See Note 1A.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $29,244,753, which represented 27.36% of the Fund's Total Investments. See Note 1A.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 6.
(i) Perpetual bond with no specified maturity date.
(j) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(k) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(m) Step coupon bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(o) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $98,727,430)  $106,881,377
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,448,551
-------------------------------------------------------------
  Variation margin                                      9,984
-------------------------------------------------------------
  Fund shares sold                                     20,124
-------------------------------------------------------------
  Dividends and interest                              464,606
-------------------------------------------------------------
  Investment Matured (Note 8)                          33,647
-------------------------------------------------------------
  Principal paydowns                                   13,146
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 35,203
-------------------------------------------------------------
Other assets                                            3,402
=============================================================
    Total assets                                  108,910,040
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,803,337
-------------------------------------------------------------
  Fund shares reacquired                              213,017
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              38,315
-------------------------------------------------------------
Accrued administrative services fees                  107,410
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,376
-------------------------------------------------------------
Accrued transfer agent fees                             1,572
-------------------------------------------------------------
Accrued operating expenses                             31,683
=============================================================
    Total liabilities                               4,198,710
=============================================================
Net assets applicable to shares outstanding      $104,711,330
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $118,711,984
-------------------------------------------------------------
Undistributed net investment income                 1,314,746
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  futures contracts                               (23,496,882)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                         8,181,482
=============================================================
                                                 $104,711,330
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 99,069,707
_____________________________________________________________
=============================================================
Series II                                        $  5,641,623
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,356,050
_____________________________________________________________
=============================================================
Series II                                             535,994
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.59
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.53
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $1,474,369
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $14,258)                                           971,556
============================================================
    Total investment income                        2,445,925
============================================================

EXPENSES:

Advisory fees                                        776,652
------------------------------------------------------------
Administrative services fees                         265,946
------------------------------------------------------------
Custodian fees                                        31,811
------------------------------------------------------------
Distribution fees -- Series II                        12,305
------------------------------------------------------------
Transfer agent fees                                    8,243
------------------------------------------------------------
Trustees' fees and retirement benefits                13,830
------------------------------------------------------------
Other                                                 68,012
============================================================
    Total expenses                                 1,176,799
============================================================
Less: Fees waived and expenses reimbursed               (268)
============================================================
    Net expenses                                   1,176,531
============================================================
Net investment income                              1,269,394
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            2,648,714
------------------------------------------------------------
  Foreign currencies                                  (3,760)
------------------------------------------------------------
  Futures contracts                                   67,147
============================================================
                                                   2,712,101
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,310,789
------------------------------------------------------------
  Foreign currencies                                   2,225
------------------------------------------------------------
  Futures contracts                                   27,535
============================================================
                                                   3,340,549
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 6,052,650
============================================================
Net increase in net assets resulting from
  operations                                      $7,322,044
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,269,394    $  1,307,479
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           2,712,101       2,625,795
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts         3,340,549       9,955,515
==========================================================================================
    Net increase in net assets resulting from operations         7,322,044      13,888,789
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,389,511)     (1,803,131)
------------------------------------------------------------------------------------------
  Series II                                                        (73,687)        (73,995)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,463,198)     (1,877,126)
==========================================================================================
Share transactions-net:
  Series I                                                      (4,169,694)      3,122,103
------------------------------------------------------------------------------------------
  Series II                                                      1,224,095       3,065,718
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,945,599)      6,187,821
==========================================================================================
    Net increase in net assets                                   2,913,247      18,199,484
==========================================================================================

NET ASSETS:

  Beginning of year                                            101,798,083      83,598,599
==========================================================================================
  End of year (including undistributed net investment income
    of $1,314,746 and $1,399,297, respectively)               $104,711,330    $101,798,083
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the

                             AIM V.I. BALANCED FUND

     NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could

                             AIM V.I. BALANCED FUND
     generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $150 million, plus 0.50% of the next $4.85 billion, plus 0.475% of the next $5 billion, plus 0.45% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form

                             AIM V.I. BALANCED FUND
of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $156.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts pursuant to such agreement. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $265,946, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. Pursuant to such agreement, for the year ended December 31, 2004, the Fund paid AISI $8,243.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $12,305.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,171,270 and $662,724, respectively.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,863 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                             AIM V.I. BALANCED FUND

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FUTURES CONTRACTS

On December 31, 2004, $250,000 principal amount of U.S. Treasury and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                            OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                                                               NO. OF           MONTH/            MARKET       APPRECIATION
CONTRACT                                                      CONTRACTS       COMMITMENT          VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note                                        16             Mar-05/Long     $3,353,500       $ 3,920
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note                                        33             Mar-05/Long      3,614,531        23,538
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Note                                        6             Mar-05/Long        671,625        (3,780)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                        2             Mar-05/Long        225,000         3,857
============================================================================================================================
                                                                                                $7,864,656       $27,535
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,463,198    $1,877,126
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,380,887
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             7,655,505
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,512)
----------------------------------------------------------------------------
Capital loss carryforward                                        (23,001,534)
----------------------------------------------------------------------------
Shares of beneficial interest                                    118,711,984
============================================================================
Total net assets                                                $104,711,330
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, bond premium amortization and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                             AIM V.I. BALANCED FUND

    The Fund utilized $2,374,231 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 6,784,581
-----------------------------------------------------------------------------
December 31, 2010                                                 16,216,953
=============================================================================
Total capital loss carryforward                                  $23,001,534
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $50,456,485 and $55,505,755, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $548,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 9,141,982
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,486,477)
===============================================================================
Net unrealized appreciation of investment securities               $ 7,655,505
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $99,225,872.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage backed securities and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $109,253 and undistributed net realized gain (loss) was decreased by $109,253. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       819,573    $  8,359,573     1,385,995    $ 12,859,662
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      184,634       1,876,616       340,652       3,145,330
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       132,334       1,389,511       183,618       1,803,131
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        7,058          73,686         7,566          73,995
======================================================================================================================
Reacquired:
  Series I                                                    (1,367,292)    (13,918,778)   (1,271,451)    (11,540,690)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (70,995)       (726,207)      (16,869)       (153,607)
======================================================================================================================
                                                                (294,688)   $ (2,945,599)      629,511    $  6,187,821
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 88% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all any portion of the shares owned of record by these shareholders are also owned beneficially.

                             AIM V.I. BALANCED FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2004          2003          2002           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.99       $  8.75       $ 10.84       $  12.46          $ 13.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.13(a)       0.14(a)       0.18(a)        0.27(a)(b)       0.37(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.62          1.29         (2.02)         (1.70)           (0.93)
=================================================================================================================================
    Total from investment operations                             0.75          1.43         (1.84)         (1.43)           (0.56)
=================================================================================================================================
  Less dividends from net investment income                     (0.15)        (0.19)        (0.25)         (0.19)           (0.02)
=================================================================================================================================
Net asset value, end of period                                $ 10.59       $  9.99       $  8.75       $  10.84          $ 12.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  7.52%        16.36%       (17.02)%       (11.43)%          (4.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $99,070       $97,665       $82,866       $105,395          $85,693
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.12%(d)      1.11%         1.17%          1.12%            1.10%
=================================================================================================================================
Ratio of net investment income to average net assets             1.24%(d)      1.47%         1.90%          2.37%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            51%          131%           90%            55%              49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $98,631,800.

                                                                             SERIES II
                                                              ---------------------------------------
                                                                                     JANUARY 24, 2002
                                                                  YEAR ENDED           (DATE SALES
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2004         2003           2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.95       $ 8.73        $ 10.70
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)      0.12(a)        0.14(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.62         1.29          (1.86)
=====================================================================================================
    Total from investment operations                            0.72         1.41          (1.72)
=====================================================================================================
  Less dividends from net investment income                    (0.14)       (0.19)         (0.25)
=====================================================================================================
Net asset value, end of period                                $10.53       $ 9.95        $  8.73
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 7.24%       16.15%        (16.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,642       $4,133        $   733
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                         1.37%(c)     1.36%          1.42%(d)
=====================================================================================================
Ratio of net investment income to average net assets            0.99%(c)     1.22%          1.65%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                        51%         131%            90%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $4,921,809.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                             AIM V.I. BALANCED FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                             AIM V.I. BALANCED FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                             AIM V.I. BALANCED FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                             AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.65%

ADVERTISING-5.04%

Interpublic Group of Cos., Inc. (The)(a)        1,414,300   $ 18,951,620
------------------------------------------------------------------------
Omnicom Group Inc.                                283,400     23,896,288
========================================================================
                                                              42,847,908
========================================================================

AEROSPACE & DEFENSE-1.23%

Honeywell International Inc.                      295,200     10,453,032
========================================================================

APPAREL RETAIL-1.95%

Gap, Inc. (The)                                   786,150     16,603,488
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.48%

Bank of New York Co., Inc. (The)                  630,150     21,059,613
========================================================================

BUILDING PRODUCTS-4.58%

American Standard Cos. Inc.(a)                    474,150     19,591,878
------------------------------------------------------------------------
Masco Corp.                                       530,700     19,386,471
========================================================================
                                                              38,978,349
========================================================================

COMMUNICATIONS EQUIPMENT-0.98%

Motorola, Inc.                                    486,250      8,363,500
========================================================================

CONSUMER ELECTRONICS-1.25%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              401,850     10,649,025
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.56%

Ceridian Corp.(a)                                 705,250     12,891,970
------------------------------------------------------------------------
First Data Corp.                                  608,850     25,900,479
========================================================================
                                                              38,792,449
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.16%

Cendant Corp.                                     912,450     21,333,081
------------------------------------------------------------------------
H&R Block, Inc.                                   286,650     14,045,850
========================================================================
                                                              35,378,931
========================================================================

ENVIRONMENTAL SERVICES-2.86%

Waste Management, Inc.                            811,050     24,282,837
========================================================================

FOOD RETAIL-2.83%

Kroger Co. (The)(a)                               902,200     15,824,588
------------------------------------------------------------------------
Safeway Inc.(a)                                   418,750      8,266,125
========================================================================
                                                              24,090,713
========================================================================

GENERAL MERCHANDISE STORES-2.25%

Target Corp.                                      367,600     19,089,468
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-6.14%

Cardinal Health, Inc.                             593,300   $ 34,500,395
------------------------------------------------------------------------
McKesson Corp.                                    564,150     17,748,159
========================================================================
                                                              52,248,554
========================================================================

HEALTH CARE EQUIPMENT-2.23%

Waters Corp.(a)                                   405,700     18,982,703
========================================================================

HEALTH CARE FACILITIES-1.66%

HCA, Inc.                                         353,000     14,105,880
========================================================================

HEALTH CARE SERVICES-0.82%

IMS Health Inc.                                   301,450      6,996,654
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.24%

Starwood Hotels & Resorts Worldwide, Inc.         180,750     10,555,800
========================================================================

INDUSTRIAL CONGLOMERATES-4.27%

Tyco International Ltd. (Bermuda)               1,015,950     36,310,053
========================================================================

INDUSTRIAL MACHINERY-1.25%

Parker Hannifin Corp.                             139,950     10,599,813
========================================================================

INVESTMENT BANKING & BROKERAGE-4.49%

Merrill Lynch & Co., Inc.                         308,650     18,448,010
------------------------------------------------------------------------
Morgan Stanley                                    355,150     19,717,928
========================================================================
                                                              38,165,938
========================================================================

LEISURE PRODUCTS-0.57%

Mattel, Inc.                                      247,000      4,814,030
========================================================================

MANAGED HEALTH CARE-2.94%

UnitedHealth Group Inc.                           284,000     25,000,520
========================================================================

MOVIES & ENTERTAINMENT-2.44%

Walt Disney Co. (The)                             747,550     20,781,890
========================================================================

MULTI-LINE INSURANCE-1.79%

Genworth Financial Inc.-Class A                   565,100     15,257,700
========================================================================

OIL & GAS DRILLING-3.60%

ENSCO International Inc.                          305,300      9,690,222
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               492,750     20,887,672
========================================================================
                                                              30,577,894
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.64%

Halliburton Co.                                   505,300     19,827,972
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       217,550     11,160,315
========================================================================
                                                              30,988,287
========================================================================

                           AIM V.I. BASIC VALUE FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.02%

Citigroup Inc.                                    478,550   $ 23,056,539
------------------------------------------------------------------------
JPMorgan Chase & Co.                              721,790     28,157,028
========================================================================
                                                              51,213,567
========================================================================

PHARMACEUTICALS-7.66%

Pfizer Inc.                                       708,900     19,062,321
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)(b)                368,628     29,412,707
------------------------------------------------------------------------
Wyeth                                             392,100     16,699,539
========================================================================
                                                              65,174,567
========================================================================

PROPERTY & CASUALTY INSURANCE-2.16%

ACE Ltd. (Cayman Islands)                         428,850     18,333,337
========================================================================

SEMICONDUCTOR EQUIPMENT-1.08%

Novellus Systems, Inc.(a)                         329,200      9,181,388
========================================================================

SYSTEMS SOFTWARE-3.82%

Computer Associates International, Inc.         1,044,900     32,454,594
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-5.66%

Fannie Mae                                        384,550   $ 27,383,806
------------------------------------------------------------------------
MGIC Investment Corp.                             151,450     10,436,420
------------------------------------------------------------------------
Radian Group Inc.                                 193,250     10,288,630
========================================================================
                                                              48,108,856
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $664,886,295)                          830,441,338
========================================================================

MONEY MARKET FUNDS-2.69%

Liquid Assets Portfolio-Institutional
  Class(c)                                     11,460,610     11,460,610
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    11,460,610     11,460,610
========================================================================
    Total Money Market Funds (Cost
      $22,921,220)                                            22,921,220
========================================================================
TOTAL INVESTMENTS-100.34% (Cost $687,807,515)                853,362,558
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.34%)                         (2,920,467)
========================================================================
NET ASSETS-100.00%                                          $850,442,091
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 3.45% of the Fund's Total Investments. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $664,886,295)                                  $830,441,338
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $22,921,220)                               22,921,220
=============================================================
    Total investments (cost $687,807,515)         853,362,558
=============================================================
Receivables for:
  Investments sold                                 10,255,259
-------------------------------------------------------------
  Fund shares sold                                    307,476
-------------------------------------------------------------
  Dividends                                           853,775
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 24,879
=============================================================
    Total assets                                  864,803,947
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            12,397,315
-------------------------------------------------------------
  Fund shares reacquired                              732,163
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              38,286
-------------------------------------------------------------
Accrued administrative services fees                  952,242
-------------------------------------------------------------
Accrued distribution fees -- Series II                206,547
-------------------------------------------------------------
Accrued transfer agent fees                             4,094
-------------------------------------------------------------
Accrued operating expenses                             31,209
=============================================================
  Total liabilities                                14,361,856
=============================================================
Net assets applicable to shares outstanding      $850,442,091
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $676,189,019
-------------------------------------------------------------
Undistributed net investment income                   399,038
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 8,300,398
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               165,553,636
=============================================================
                                                 $850,442,091
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $496,836,768
_____________________________________________________________
=============================================================
Series II                                        $353,605,323
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           41,971,642
_____________________________________________________________
=============================================================
Series II                                          30,075,523
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.84
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.76
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $107,842)                                      $ 8,030,096
------------------------------------------------------------
Dividends from affiliated money market funds         366,600
============================================================
  Total investment income                          8,396,696
============================================================

EXPENSES:

Advisory fees                                      5,071,350
------------------------------------------------------------
Administrative services fees                       1,908,101
------------------------------------------------------------
Custodian fees                                        64,584
------------------------------------------------------------
Distribution fees -- Series II                       742,734
------------------------------------------------------------
Transfer agent fees                                   27,305
------------------------------------------------------------
Trustees' fees and retirement benefits                28,847
------------------------------------------------------------
Other                                                 96,625
============================================================
    Total expenses                                 7,939,546
============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (6,323)
============================================================
    Net expenses                                   7,933,223
============================================================
Net investment income                                463,473
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           16,640,634
------------------------------------------------------------
  Foreign currencies                                 (53,407)
============================================================
                                                  16,587,227
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           61,497,364
------------------------------------------------------------
  Foreign currencies                                    (832)
============================================================
                                                  61,496,532
============================================================
Net gain from investment securities and foreign
  currencies                                      78,083,759
============================================================
Net increase in net assets resulting from
  operations                                     $78,547,232
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    463,473    $   (364,956)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          16,587,227      (2,580,413)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           61,496,532     116,480,260
==========================================================================================
    Net increase in net assets resulting from operations        78,547,232     113,534,891
==========================================================================================
Less distributions to shareholders from net investment
  income -- Series I                                                    --         (89,726)
==========================================================================================
Share transactions-net:
  Series I                                                     141,562,360     152,189,833
------------------------------------------------------------------------------------------
  Series II                                                     67,072,182      95,111,846
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              208,634,542     247,301,679
==========================================================================================
    Net increase in net assets                                 287,181,774     360,746,844
==========================================================================================

NET ASSETS:

  Beginning of year                                            563,260,317     202,513,473
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $399,038 and $(11,028), respectively)           $850,442,091    $563,260,317
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                           AIM V.I. BASIC VALUE FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
                           AIM V.I. BASIC VALUE FUND

Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $5,972.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $296 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreements for the year ended December 31, 2004, AIM was paid $1,908,101, of which AIM retained $172,523 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $27,305.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $742,734.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,519,448      $101,393,486      $(103,452,324)        $   --         $11,460,610     $185,046       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,519,448       101,393,486       (103,452,324)            --          11,460,610      181,554           --
==================================================================================================================================
  Total           $27,038,896      $202,786,972      $(206,904,648)        $   --         $22,921,220     $366,600       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,021,993 and $8,064,207, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $55 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $55.

                           AIM V.I. BASIC VALUE FUND

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $4,136 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                               2004      2003
-------------------------------------------------------------------------------
Distributions paid from ordinary income                       $  --     $89,726
_______________________________________________________________________________
===============================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  4,237,807
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,758,155
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           164,283,131
----------------------------------------------------------------------------
Temporary book/tax differences                                       (26,021)
----------------------------------------------------------------------------
Shares of beneficial interest                                    676,189,019
============================================================================
Total net assets                                                $850,442,091
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(1,407).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $6,780,249 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund had no capital loss carryforward as of December 31, 2004.

                           AIM V.I. BASIC VALUE FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $278,649,020 and $95,714,071, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $173,524,547
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,240,009)
==============================================================================
Net unrealized appreciation of investment securities             $164,284,538
______________________________________________________________________________
==============================================================================

Cost of investments for tax purposes is $689,078,020.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2004, undistributed net investment income was decreased by $53,407 and undistributed net realized gain (loss) was increased by $53,407. Further, as a result of tax deferrals acquired in the reorganization of LSA Basic Value Fund into the Fund, undistributed net realized gain (loss) was decreased by $198,785 and shares of beneficial interest increased by $198,785. These reclassifications had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                          2004                            2003
                                                              -----------------------------    --------------------------
                                                                SHARES            AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    13,734,851       $149,824,539    19,313,572    $174,114,472
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                   11,573,153        125,795,937    12,433,808     110,104,487
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --                 --         8,805          89,726
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     2,495,812         27,079,556            --              --
=========================================================================================================================
Reacquired:
  Series I                                                    (3,284,585)       (35,341,735)   (2,570,676)    (22,014,365)
=========================================================================================================================
  Series II                                                   (5,416,314)       (58,723,755)   (1,653,745)    (14,992,641)
=========================================================================================================================
                                                              19,102,917       $208,634,542    27,531,764    $247,301,679
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 62% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) As of the opening of business on May 3, 2004, the Fund acquired all of the net assets of LSA Basic Value Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on December 10, 2003 and by LSA Basic Value Fund shareholders on March 26, 2004. The acquisition was accomplished by a tax-free exchange of 2,495,812 shares of the Fund for 2,644,386 shares of LSA Basic Value Fund outstanding as of the close of business on April 30, 2004. LSA Basic Value Fund's net assets at that date of $27,079,556, including $3,492,199 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $657,224,099.

                           AIM V.I. BASIC VALUE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -----------------------------------      DECEMBER 31,
                                                                2004           2003        2002            2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.66       $   7.98    $  10.25        $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02           0.00        0.02(a)         0.01
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.68       (2.29)          0.25
======================================================================================================================
    Total from investment operations                              1.18           2.68       (2.27)          0.26
======================================================================================================================
Less dividends from net investment income                           --          (0.00)      (0.00)         (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.84       $  10.66    $   7.98        $ 10.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  11.07%         33.63%     (22.15)%         2.63%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,837       $309,384    $ 97,916        $19,638
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.02%(c)       1.04%       1.16%          1.27%(d)(e)
======================================================================================================================
Ratio of net investment income to average net assets              0.17%(c)       0.01%       0.18%          0.28%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%             4%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $409,527,963.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                     SERIES II
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -----------------------------------      DECEMBER 31,
                                                                2004           2003        2002            2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.61       $   7.96    $  10.25        $  10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)         (0.02)      (0.01)(a)          0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.67       (2.28)           0.26
======================================================================================================================
    Total from investment operations                              1.15           2.65       (2.29)           0.26
======================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.00)      (0.00)          (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.76       $  10.61    $   7.96        $  10.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  10.84%         33.29%     (22.34)%          2.58%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $353,605       $253,877    $104,597        $    513
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.27%(c)       1.29%       1.41%           1.44%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)     (0.24)%     (0.07)%          0.12%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%              4%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $297,093,467.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(e)  Annualized.
(f)  Not annualized for periods less than one year.
                           AIM V.I. BASIC VALUE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                           AIM V.I. BASIC VALUE FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                           AIM V.I. BASIC VALUE FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                            AIM V.I. BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.72%

AEROSPACE & DEFENSE-2.10%

Honeywell International Inc.                       28,000   $    991,480
------------------------------------------------------------------------
United Technologies Corp.                          17,400      1,798,290
========================================================================
                                                               2,789,770
========================================================================

AIR FREIGHT & LOGISTICS-1.28%

United Parcel Service, Inc.-Class B                19,900      1,700,654
========================================================================

ALUMINUM-0.51%

Alcoa Inc.                                         21,500        675,530
========================================================================

APPLICATION SOFTWARE-0.54%

Amdocs Ltd. (United Kingdom)(a)                    27,400        719,250
========================================================================

BIOTECHNOLOGY-2.27%

Amgen Inc.(a)                                      28,100      1,802,615
------------------------------------------------------------------------
Genentech, Inc.(a)                                 22,400      1,219,456
========================================================================
                                                               3,022,071
========================================================================

BUILDING PRODUCTS-0.88%

Masco Corp.                                        32,200      1,176,266
========================================================================

COMMUNICATIONS EQUIPMENT-3.43%

Cisco Systems, Inc.(a)                            148,100      2,858,330
------------------------------------------------------------------------
Motorola, Inc.                                     43,300        744,760
------------------------------------------------------------------------
QUALCOMM Inc.                                      22,800        966,720
========================================================================
                                                               4,569,810
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.80%

Best Buy Co., Inc.                                 18,000      1,069,560
========================================================================

COMPUTER HARDWARE-3.61%

Dell Inc.(a)                                       65,500      2,760,170
------------------------------------------------------------------------
International Business Machines Corp.              20,800      2,050,464
========================================================================
                                                               4,810,634
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.99%

EMC Corp.(a)                                       89,000      1,323,430
========================================================================

CONSUMER FINANCE-2.90%

American Express Co.                               32,000      1,803,840
------------------------------------------------------------------------
MBNA Corp.                                         24,700        696,293
------------------------------------------------------------------------
SLM Corp.                                          25,600      1,366,784
========================================================================
                                                               3,866,917
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.98%

Automatic Data Processing, Inc.                    29,400      1,303,890
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


DEPARTMENT STORES-0.61%

J.C. Penney Co., Inc.                              19,600   $    811,440
========================================================================

DIVERSIFIED BANKS-2.98%

Bank of America Corp.                              40,000      1,879,600
------------------------------------------------------------------------
U.S. Bancorp                                       24,400        764,208
------------------------------------------------------------------------
Wells Fargo & Co.                                  21,200      1,317,580
========================================================================
                                                               3,961,388
========================================================================

DIVERSIFIED CHEMICALS-0.99%

Dow Chemical Co. (The)                             26,600      1,316,966
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.38%

Apollo Group, Inc.-Class A(a)                       8,600        694,106
------------------------------------------------------------------------
Cendant Corp.                                      49,100      1,147,958
========================================================================
                                                               1,842,064
========================================================================

ELECTRIC UTILITIES-1.04%

FPL Group, Inc.                                    13,500      1,009,125
------------------------------------------------------------------------
Southern Co. (The)                                 11,200        375,424
========================================================================
                                                               1,384,549
========================================================================

ENVIRONMENTAL SERVICES-0.78%

Waste Management, Inc.                             34,800      1,041,912
========================================================================

FOOTWEAR-1.21%

NIKE, Inc.-Class B                                 17,700      1,605,213
========================================================================

GENERAL MERCHANDISE STORES-0.80%

Target Corp.                                       20,400      1,059,372
========================================================================

HEALTH CARE EQUIPMENT-2.54%

Medtronic, Inc.                                    31,700      1,574,539
------------------------------------------------------------------------
Waters Corp.(a)                                    18,000        842,220
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           12,000        961,440
========================================================================
                                                               3,378,199
========================================================================

HOME IMPROVEMENT RETAIL-1.96%

Home Depot, Inc. (The)                             61,000      2,607,140
========================================================================

HOTELS RESORTS & CRUISE LINES-1.64%

Carnival Corp. (Panama)                            20,400      1,175,652
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          17,300      1,010,320
========================================================================
                                                               2,185,972
========================================================================

HOUSEHOLD PRODUCTS-2.89%

Colgate-Palmolive Co.                              20,600      1,053,896
------------------------------------------------------------------------
Procter & Gamble Co. (The)                         50,700      2,792,556
========================================================================
                                                               3,846,452
========================================================================

                            AIM V.I. BLUE CHIP FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-0.56%

Fortune Brands, Inc.                                9,600   $    740,928
========================================================================

HYPERMARKETS & SUPER CENTERS-3.62%

Costco Wholesale Corp.                             33,600      1,626,576
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              60,500      3,195,610
========================================================================
                                                               4,822,186
========================================================================

INDUSTRIAL CONGLOMERATES-5.29%

General Electric Co.                              114,000      4,161,000
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  80,700      2,884,218
========================================================================
                                                               7,045,218
========================================================================

INDUSTRIAL GASES-0.65%

Air Products & Chemicals, Inc.                     15,000        869,550
========================================================================

INDUSTRIAL MACHINERY-2.01%

Danaher Corp.                                      27,300      1,567,293
------------------------------------------------------------------------
Eaton Corp.                                        15,400      1,114,344
========================================================================
                                                               2,681,637
========================================================================

INTEGRATED OIL & GAS-3.46%

Exxon Mobil Corp.                                  90,000      4,613,400
========================================================================

INTEGRATED TELECOMMUNICATIONS SERVICES-0.93%

SBC Communications Inc.                            48,000      1,236,960
========================================================================

INTERNET RETAIL-0.80%

eBay Inc.(a)                                        9,200      1,069,776
========================================================================

INTERNET SOFTWARE & SERVICES-0.39%

Yahoo! Inc.(a)                                     13,600        512,448
========================================================================

INVESTMENT BANKING & BROKERAGE-3.69%

Goldman Sachs Group, Inc. (The)                    18,600      1,935,144
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          27,000      1,613,790
------------------------------------------------------------------------
Morgan Stanley                                     24,600      1,365,792
========================================================================
                                                               4,914,726
========================================================================

IT CONSULTING & OTHER SERVICES-0.65%

Accenture Ltd.-Class A (Bermuda)(a)                32,100        866,700
========================================================================

MANAGED HEALTH CARE-1.74%

UnitedHealth Group Inc.                            26,300      2,315,189
========================================================================

MULTI-LINE INSURANCE-1.81%

American International Group, Inc.                 31,100      2,042,337
------------------------------------------------------------------------
Genworth Financial Inc.-Class A                    13,700        369,900
========================================================================
                                                               2,412,237
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

Dominion Resources, Inc.                           12,000        812,880
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


OIL & GAS DRILLING-0.41%

ENSCO International Inc.                           17,000   $    539,580
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.43%

BJ Services Co.                                    12,200        567,788
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    20,000      1,339,000
========================================================================
                                                               1,906,788
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.98%

Citigroup Inc.                                     83,400      4,018,212
------------------------------------------------------------------------
JPMorgan Chase & Co.                               67,000      2,613,670
========================================================================
                                                               6,631,882
========================================================================

PERSONAL PRODUCTS-1.28%

Gillette Co. (The)                                 38,000      1,701,640
========================================================================

PHARMACEUTICALS-6.65%

Allergan, Inc.                                     11,400        924,198
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       15,400        690,844
------------------------------------------------------------------------
Johnson & Johnson                                  55,900      3,545,178
------------------------------------------------------------------------
Lilly (Eli) & Co.                                  11,800        669,650
------------------------------------------------------------------------
Pfizer Inc.                                        76,000      2,043,640
------------------------------------------------------------------------
Wyeth                                              23,000        979,570
========================================================================
                                                               8,853,080
========================================================================

PROPERTY & CASUALTY INSURANCE-1.01%

Allstate Corp. (The)                               26,100      1,349,892
========================================================================

RAILROADS-0.80%

Canadian National Railway Co. (Canada)             17,300      1,059,625
========================================================================

RESTAURANTS-1.46%

McDonald's Corp.                                   60,700      1,946,042
========================================================================

SEMICONDUCTOR EQUIPMENT-0.97%

Applied Materials, Inc.(a)                         38,900        665,190
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                13,500        628,830
========================================================================
                                                               1,294,020
========================================================================

SEMICONDUCTORS-3.62%

Analog Devices, Inc.                               20,500        756,860
------------------------------------------------------------------------
Intel Corp.                                        78,100      1,826,759
------------------------------------------------------------------------
Linear Technology Corp.                            17,400        674,424
------------------------------------------------------------------------
Microchip Technology Inc.                          24,000        639,840
------------------------------------------------------------------------
Xilinx, Inc.                                       31,000        919,150
========================================================================
                                                               4,817,033
========================================================================

SOFT DRINKS-0.83%

PepsiCo. Inc.                                      21,200      1,106,640
========================================================================

SPECIALTY STORES-0.54%

Bed Bath & Beyond Inc.(a)                          18,000        716,940
========================================================================

                            AIM V.I. BLUE CHIP FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SYSTEMS SOFTWARE-6.06%

Microsoft Corp.                                   147,700   $  3,945,067
------------------------------------------------------------------------
Oracle Corp.(a)                                   131,200      1,800,064
------------------------------------------------------------------------
Symantec Corp.(a)                                  36,600        942,816
------------------------------------------------------------------------
VERITAS Software Corp.(a)                          48,200      1,376,110
========================================================================
                                                               8,064,057
========================================================================

THRIFTS & MORTGAGE FINANCE-0.62%

Fannie Mae                                         11,600        826,036
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.74%

Vodafone Group PLC-ADR (United Kingdom)            35,800        980,204
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $109,796,951)                          128,775,743
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BILLS-0.37%

2.15%, 03/17/05 (Cost $497,756)(b)(c)          $  500,000(d) $    497,890
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-4.28%

Liquid Assets Portfolio-Institutional
  Class(e)                                      2,849,475      2,849,475
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)     2,849,475      2,849,475
========================================================================
    Total Money Market Funds (Cost
      $5,698,950)                                              5,698,950
========================================================================
TOTAL INVESTMENTS-101.37% (Cost $115,993,657)                134,972,583
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.37%)                         (1,822,488)
========================================================================
NET ASSETS-100.00%                                          $133,150,095
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at December 31, 2004 represented 0.37% of the Fund's Total Investments. See Note 1A.
(c) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 8.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $110,294,707)                                  $129,273,633
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,698,950)                                 5,698,950
=============================================================
    Total investments (cost $115,993,657)         134,972,583
=============================================================
Receivables for:
  Investments sold                                    688,075
-------------------------------------------------------------
  Variation margin                                      2,609
-------------------------------------------------------------
  Fund shares sold                                     54,521
-------------------------------------------------------------
  Dividends                                           136,109
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 25,306
=============================================================
    Total assets                                  135,879,203
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,516,862
-------------------------------------------------------------
  Fund shares reacquired                               13,914
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              28,099
-------------------------------------------------------------
Accrued administrative services fees                  153,722
-------------------------------------------------------------
Accrued distribution fees -- Series II                    890
-------------------------------------------------------------
Accrued transfer agent fees                               341
-------------------------------------------------------------
Accrued operating expenses                             15,280
=============================================================
    Total liabilities                               2,729,108
=============================================================
Net assets applicable to shares outstanding      $133,150,095
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $139,728,789
-------------------------------------------------------------
Undistributed net investment income                   703,281
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts     (26,294,051)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                 19,012,076
=============================================================
                                                 $133,150,095
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $131,686,967
_____________________________________________________________
=============================================================
Series II                                        $  1,463,128
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           19,176,067
_____________________________________________________________
=============================================================
Series II                                             214,473
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.87
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.82
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,525)                                         $2,109,668
------------------------------------------------------------
Dividends from affiliated money market funds          43,413
------------------------------------------------------------
Interest                                               6,469
============================================================
    Total investment income                        2,159,550
============================================================

EXPENSES:

Advisory fees                                        970,308
------------------------------------------------------------
Administrative services fees                         359,043
------------------------------------------------------------
Custodian fees                                        25,659
------------------------------------------------------------
Distribution fees -- Series II                         3,469
------------------------------------------------------------
Transfer agent fees                                    7,392
------------------------------------------------------------
Trustees' fees and retirement benefits                14,461
------------------------------------------------------------
Other                                                 55,469
============================================================
    Total expenses                                 1,435,801
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                        (906)
============================================================
    Net expenses                                   1,434,895
============================================================
Net investment income                                724,655
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                              715,322
------------------------------------------------------------
  Futures contracts                                  102,131
============================================================
                                                     817,453
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,996,465
------------------------------------------------------------
  Futures contracts                                   19,092
============================================================
                                                   4,015,557
============================================================
Net gain from investment securities and futures
  contracts                                        4,833,010
============================================================
Net increase in net assets resulting from
  operations                                      $5,557,665
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    724,655    $    129,864
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                              817,453      (3,545,045)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             4,015,557      24,418,057
==========================================================================================
    Net increase in net assets resulting from operations         5,557,665      21,002,876
==========================================================================================
Distributions to shareholders from net investment
  income -- Series I                                              (134,718)             --
==========================================================================================
Share transactions-net:
  Series I                                                       3,778,955      36,219,348
------------------------------------------------------------------------------------------
  Series II                                                        104,980         858,157
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                3,883,935      37,077,505
==========================================================================================
    Net increase in net assets                                   9,306,882      58,080,381
==========================================================================================

NET ASSETS:

  Beginning of year                                            123,843,213      65,762,832
==========================================================================================
  End of year (including undistributed net investment income
    of $703,281 and $113,344, respectively).                  $133,150,095    $123,843,213
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

                            AIM V.I. BLUE CHIP FUND

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                            AIM V.I. BLUE CHIP FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $792.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $359,043, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $7,392.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $3,469.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,005,186       $18,143,697       $(17,299,408)         $   --         $2,849,475       $21,821       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,005,186        18,143,697        (17,299,408)             --          2,849,475        21,592           --
==================================================================================================================================
  Total           $4,010,372       $36,287,394       $(34,598,816)         $   --         $5,698,950       $43,413       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $524,981 and $9,296, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,920 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FUTURES CONTRACTS

On December 31, 2004, $254,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------
S&P 500 Futures                                                   5        Mar-05/Long    $1,517,125      $33,150
____________________________________________________________________________________________________________________
====================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                2004       2003
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $134,718    $   --
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    728,567
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            13,450,141
----------------------------------------------------------------------------
Temporary book/tax differences                                       (25,286)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,732,116)
----------------------------------------------------------------------------
Shares of beneficial interest                                    139,728,789
============================================================================
Total net assets                                                $133,150,095
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $412,473 capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $    14,647
-----------------------------------------------------------------------------
December 31, 2009                                                  5,392,628
-----------------------------------------------------------------------------
December 31, 2010                                                 11,780,141
-----------------------------------------------------------------------------
December 31, 2011                                                  3,544,700
=============================================================================
Total capital loss carryforward                                  $20,732,116
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $52,613,155 and $47,924,137, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $17,238,353
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,788,212)
===============================================================================
Net unrealized appreciation of investment securities               $13,450,141
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $121,522,442.

                            AIM V.I. BLUE CHIP FUND

NOTE 11--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,292,562    $ 34,996,471     9,203,880    $ 53,263,047
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       45,425         299,097       320,667       1,892,028
======================================================================================================================
Issued as reinvestment of dividends -- Series I                   19,754         134,718            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (4,776,958)    (31,352,234)   (3,034,247)    (17,043,699)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (29,772)       (194,117)     (173,989)     (1,033,871)
======================================================================================================================
                                                                 551,011    $  3,883,935     6,316,311    $ 37,077,505
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 93% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                2004             2003         2002         2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.57         $   5.25      $  7.11      $  9.18    $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)          0.01(b)    (0.00)(b)     (0.01)      0.02(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27             1.31        (1.86)       (2.06)     (0.84)
============================================================================================================================
    Total from investment operations                              0.31             1.32        (1.86)       (2.07)     (0.82)
============================================================================================================================
Less dividends from net investment income                        (0.01)              --           --           --         --
============================================================================================================================
Net asset value, end of period                                $   6.87         $   6.57      $  5.25      $  7.11    $  9.18
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   4.67%           25.14%      (26.16)%     (22.54)%    (8.18)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $131,687         $122,543      $65,490      $60,129    $29,787
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.11%(d)         1.13%        1.18%        1.26%      1.31%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.56%(a)(d)      0.14%       (0.03)%      (0.17)%     0.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                             38%              24%          38%          19%        15%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.02 and 0.22%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $127,986,711.
(e)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.13% for the year ended December 31, 2000.

                            AIM V.I. BLUE CHIP FUND

                                                                              SERIES II
                                                              ------------------------------------------
                                                                   YEAR ENDED           MARCH 13, 2002
                                                                  DECEMBER 31,            (DATE SALES
                                                              ---------------------      COMMENCED) TO
                                                               2004           2003     DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.54         $ 5.24         $  7.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.02(a)       (0.01)(b)        (0.01)(b)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.26           1.31           (1.75)
========================================================================================================
    Total from investment operations                            0.28           1.30           (1.76)
========================================================================================================
Net asset value, end of period                                $ 6.82         $ 6.54         $  5.24
________________________________________________________________________________________________________
========================================================================================================
Total return(c)                                                 4.28%         24.81%         (25.14)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,463         $1,301         $   273
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets                         1.36%(d)       1.38%           1.43%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets     0.31%(a)(d)   (0.11)%         (0.28)%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                        38%            24%             38%
________________________________________________________________________________________________________
========================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.00 and (0.03)%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $1,387,655.
(e)Annualized.
(f)Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include

                            AIM V.I. BLUE CHIP FUND
monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of

                            AIM V.I. BLUE CHIP FUND
various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.95%

ADVERTISING-1.01%

Lamar Advertising Co.-Class A(a)(b)               241,400   $   10,327,092
==========================================================================

AEROSPACE & DEFENSE-0.65%

Honeywell International Inc.                      187,500        6,639,375
==========================================================================

AIR FREIGHT & LOGISTICS-1.13%

Expeditors International of Washington, Inc.       73,900        4,129,532
--------------------------------------------------------------------------
FedEx Corp.                                        75,100        7,396,599
==========================================================================
                                                                11,526,131
==========================================================================

AIRLINES-0.38%

Air China Ltd.-Class H (China)(a)                 666,000          257,050
--------------------------------------------------------------------------
Southwest Airlines Co.                            225,000        3,663,000
==========================================================================
                                                                 3,920,050
==========================================================================

APPAREL RETAIL-0.37%

TJX Cos., Inc. (The)                              150,000        3,769,500
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.83%

Coach, Inc.(a)                                    150,000        8,460,000
==========================================================================

APPLICATION SOFTWARE-1.40%

Autodesk, Inc.                                    269,400       10,223,730
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       90,000        4,099,500
==========================================================================
                                                                14,323,230
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.27%

Investors Financial Services Corp.(b)              56,200        2,808,876
==========================================================================

BIOTECHNOLOGY-2.05%

Amgen Inc.(a)                                     110,000        7,056,500
--------------------------------------------------------------------------
Biogen Idec Inc.(a)                                88,700        5,908,307
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          229,100        8,016,209
==========================================================================
                                                                20,981,016
==========================================================================

BROADCASTING & CABLE TV-1.14%

Clear Channel Communications, Inc.                152,500        5,107,225
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          224,960        6,584,579
==========================================================================
                                                                11,691,804
==========================================================================

CASINOS & GAMING-0.08%

Las Vegas Sands Corp.(a)(b)                        17,800          854,400
==========================================================================

COMMUNICATIONS EQUIPMENT-5.65%

Avaya Inc.(a)                                     225,000        3,870,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,124,900       21,710,570
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)                      377,000   $    9,217,650
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         300,000        8,157,000
--------------------------------------------------------------------------
Lucent Technologies Inc.-Wts., expiring
  12/10/07(a)(c)                                    8,165           12,901
--------------------------------------------------------------------------
Motorola, Inc.                                    221,100        3,802,920
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           375,000        5,876,250
--------------------------------------------------------------------------
QUALCOMM Inc.                                     122,400        5,189,760
==========================================================================
                                                                57,837,051
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.52%

Best Buy Co., Inc.                                 90,300        5,365,626
==========================================================================

COMPUTER HARDWARE-3.53%

Apple Computer, Inc.(a)                           118,400        7,624,960
--------------------------------------------------------------------------
Dell Inc.(a)                                      562,500       23,703,750
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         899,900        4,841,462
==========================================================================
                                                                36,170,172
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.44%

EMC Corp.(a)                                      300,000        4,461,000
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.15%

Caterpillar Inc.                                  110,800       10,804,108
--------------------------------------------------------------------------
Deere & Co.                                       150,000       11,160,000
==========================================================================
                                                                21,964,108
==========================================================================

CONSUMER FINANCE-3.43%

Advance America Cash Advance Centers Inc.(a)       33,600          769,440
--------------------------------------------------------------------------
American Express Co.                              187,500       10,569,375
--------------------------------------------------------------------------
Capital One Financial Corp.                        73,900        6,223,119
--------------------------------------------------------------------------
MBNA Corp.                                        337,500        9,514,125
--------------------------------------------------------------------------
SLM Corp.                                         150,000        8,008,500
==========================================================================
                                                                35,084,559
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.84%

Affiliated Computer Services, Inc.-Class A(a)      51,700        3,111,823
--------------------------------------------------------------------------
Automatic Data Processing, Inc.                   150,000        6,652,500
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   337,512       13,564,607
--------------------------------------------------------------------------
Paychex, Inc.                                     167,400        5,704,992
==========================================================================
                                                                29,033,922
==========================================================================

DEPARTMENT STORES-0.37%

Sears, Roebuck & Co.(b)                            73,900        3,771,117
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DIVERSIFIED BANKS-0.69%

Bank of America Corp.                             150,000   $    7,048,500
==========================================================================

DIVERSIFIED CHEMICALS-1.50%

Dow Chemical Co. (The)                             96,100        4,757,911
--------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                    110,800        5,434,740
--------------------------------------------------------------------------
Eastman Chemical Co.                               88,700        5,120,651
==========================================================================
                                                                15,313,302
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.47%

Cintas Corp.                                      110,800        4,859,688
==========================================================================

DIVERSIFIED METALS & MINING-0.65%

Foundation Coal Holdings, Inc.(a)                  35,500          818,630
--------------------------------------------------------------------------
Phelps Dodge Corp.                                 59,100        5,846,172
==========================================================================
                                                                 6,664,802
==========================================================================

DRUG RETAIL-0.56%

Walgreen Co.                                      150,000        5,755,500
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.25%

Emerson Electric Co.                               76,600        5,369,660
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         150,000        7,432,500
==========================================================================
                                                                12,802,160
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.55%

Agilent Technologies, Inc.(a)                     232,500        5,603,250
==========================================================================

EMPLOYMENT SERVICES-1.72%

Robert Half International Inc.                    599,900       17,655,057
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.56%

Monsanto Co.                                      103,400        5,743,870
==========================================================================

FOOD RETAIL-0.48%

Whole Foods Market, Inc.(b)                        51,700        4,929,595
==========================================================================

FOOTWEAR-0.47%

NIKE, Inc.-Class B                                 52,500        4,761,225
==========================================================================

GOLD-1.12%

Newmont Mining Corp.                              156,300        6,941,283
--------------------------------------------------------------------------
Placer Dome Inc. (Canada)                         241,500        4,554,690
==========================================================================
                                                                11,495,973
==========================================================================

HEALTH CARE EQUIPMENT-6.29%

Bard (C.R.), Inc.                                  96,400        6,167,672
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           155,100        8,809,680
--------------------------------------------------------------------------
Biomet, Inc.                                      475,525       20,633,030
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           119,200        7,435,696
--------------------------------------------------------------------------
Medtronic, Inc.                                   120,500        5,985,235
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

St. Jude Medical, Inc.(a)                         104,200   $    4,369,106
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   123,300        5,331,492
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           71,300        5,712,556
==========================================================================
                                                                64,444,467
==========================================================================

HEALTH CARE SERVICES-1.40%

Caremark Rx, Inc.(a)                              364,170       14,359,223
==========================================================================

HEALTH CARE SUPPLIES-0.80%

Alcon, Inc. (Switzerland)                         101,600        8,188,960
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.26%

Electronic Arts Inc.(a)                            43,800        2,701,584
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.65%

Carnival Corp. (Panama)                           110,800        6,385,404
--------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)             73,900        4,023,116
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         110,800        6,470,720
==========================================================================
                                                                16,879,240
==========================================================================

HOUSEHOLD PRODUCTS-0.74%

Procter & Gamble Co. (The)                        137,800        7,590,024
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.84%

Wal-Mart Stores, Inc.                             162,000        8,556,840
==========================================================================

INDUSTRIAL CONGLOMERATES-1.46%

General Electric Co.                              225,000        8,212,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 187,500        6,701,250
==========================================================================
                                                                14,913,750
==========================================================================

INDUSTRIAL GASES-0.88%

Air Products & Chemicals, Inc.                     88,700        5,141,939
--------------------------------------------------------------------------
Praxair, Inc.                                      88,700        3,916,105
==========================================================================
                                                                 9,058,044
==========================================================================

INDUSTRIAL MACHINERY-3.80%

Danaher Corp.                                     150,000        8,611,500
--------------------------------------------------------------------------
Eaton Corp.                                        73,900        5,347,404
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           53,700        4,976,916
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              165,000       13,249,500
--------------------------------------------------------------------------
Parker Hannifin Corp.                              88,700        6,718,138
==========================================================================
                                                                38,903,458
==========================================================================

INTEGRATED OIL & GAS-2.02%

ChevronTexaco Corp.                                44,300        2,326,193
--------------------------------------------------------------------------
ConocoPhillips                                     37,500        3,256,125
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 225,000       11,533,500
--------------------------------------------------------------------------
Occidental Petroleum Corp.                         60,800        3,548,288
==========================================================================
                                                                20,664,106
==========================================================================


                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTERNET RETAIL-1.36%

eBay Inc.(a)                                      120,000   $   13,953,600
==========================================================================

INTERNET SOFTWARE & SERVICES-2.49%

Google Inc.-Class A(a)(b)                          37,000        7,144,700
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                    487,500       18,369,000
==========================================================================
                                                                25,513,700
==========================================================================

INVESTMENT BANKING & BROKERAGE-0.37%

Goldman Sachs Group, Inc. (The)                    36,900        3,839,076
==========================================================================

LIFE & HEALTH INSURANCE-0.42%

AFLAC Inc.                                        108,800        4,334,592
==========================================================================

MANAGED HEALTH CARE-1.61%

Aetna Inc.                                         52,000        6,487,000
--------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                 70,600        3,990,312
--------------------------------------------------------------------------
UnitedHealth Group Inc.                            68,300        6,012,449
==========================================================================
                                                                16,489,761
==========================================================================

MOTORCYCLE MANUFACTURERS-0.31%

Harley-Davidson, Inc.                              52,500        3,189,375
==========================================================================

MOVIES & ENTERTAINMENT-0.67%

DreamWorks Animation SKG, Inc.-Class A(a)          16,900          633,919
--------------------------------------------------------------------------
Viacom Inc.-Class B                               170,777        6,214,575
==========================================================================
                                                                 6,848,494
==========================================================================

MULTI-LINE INSURANCE-0.94%

American International Group, Inc.                 73,900        4,853,013
--------------------------------------------------------------------------
Genworth Financial Inc.-Class A                   177,000        4,779,000
==========================================================================
                                                                 9,632,013
==========================================================================

OIL & GAS DRILLING-1.18%

ENSCO International Inc.                          182,800        5,802,072
--------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)               73,700        2,440,207
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                        195,000        3,792,750
==========================================================================
                                                                12,035,029
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.01%

Baker Hughes Inc.                                 126,000        5,376,420
--------------------------------------------------------------------------
BJ Services Co.                                   130,400        6,068,816
--------------------------------------------------------------------------
Halliburton Co.                                   112,500        4,414,500
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        92,400        4,740,120
==========================================================================
                                                                20,599,856
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.00%

Apache Corp.                                       73,900        3,737,123
--------------------------------------------------------------------------
Barrett (Bill) Corp.(a)                            22,900          732,571
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Burlington Resources Inc.                          84,800   $    3,688,800
--------------------------------------------------------------------------
Devon Energy Corp.                                210,000        8,173,200
--------------------------------------------------------------------------
XTO Energy, Inc.                                  118,200        4,181,916
==========================================================================
                                                                20,513,610
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.44%

Valero Energy Corp.                                99,000        4,494,600
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.85%

Citigroup Inc.                                    210,000       10,117,800
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              225,000        8,777,250
==========================================================================
                                                                18,895,050
==========================================================================

PACKAGED FOODS & MEATS-0.90%

Hershey Foods Corp.                                75,000        4,165,500
--------------------------------------------------------------------------
Kellogg Co.                                       113,200        5,055,512
==========================================================================
                                                                 9,221,012
==========================================================================

PERSONAL PRODUCTS-0.68%

Gillette Co. (The)                                156,300        6,999,114
==========================================================================

PHARMACEUTICALS-4.19%

Johnson & Johnson                                 254,400       16,134,048
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)           200,000        7,022,000
--------------------------------------------------------------------------
Pfizer Inc.                                       379,500       10,204,755
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        319,500        9,540,270
==========================================================================
                                                                42,901,073
==========================================================================

REGIONAL BANKS-0.46%

Commerce Bancorp, Inc.(b)                          73,600        4,739,840
==========================================================================

RESTAURANTS-0.47%

McDonald's Corp.                                  150,000        4,809,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.73%

Applied Materials, Inc.(a)                        237,500        4,061,250
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                73,900        3,442,262
==========================================================================
                                                                 7,503,512
==========================================================================

SEMICONDUCTORS-4.57%

Analog Devices, Inc.                              262,500        9,691,500
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class A(a)           236,000        4,205,520
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)            24,048          441,521
--------------------------------------------------------------------------
Linear Technology Corp.                           240,000        9,302,400
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        110,800        3,930,076
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   119,200        5,052,888
--------------------------------------------------------------------------
Microchip Technology Inc.                         533,425       14,221,111
==========================================================================
                                                                46,845,016
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
ex

SPECIALTY CHEMICALS-0.79%

Ecolab Inc.                                       118,200   $    4,152,366
--------------------------------------------------------------------------
Rohm & Haas Co.                                    88,700        3,923,201
==========================================================================
                                                                 8,075,567
==========================================================================

SPECIALTY STORES-2.73%

Bed Bath & Beyond Inc.(a)                         259,200       10,323,936
--------------------------------------------------------------------------
Staples, Inc.                                     460,700       15,530,197
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           59,000        2,067,360
==========================================================================
                                                                27,921,493
==========================================================================

STEEL-1.05%

Nucor Corp.                                        88,700        4,642,558
--------------------------------------------------------------------------
United States Steel Corp.(b)                      118,800        6,088,500
==========================================================================
                                                                10,731,058
==========================================================================

SYSTEMS SOFTWARE-5.19%

Adobe Systems Inc.                                 88,700        5,565,038
--------------------------------------------------------------------------
McAfee Inc.(a)                                    150,000        4,339,500
--------------------------------------------------------------------------
Microsoft Corp.                                   899,900       24,036,329
--------------------------------------------------------------------------
Oracle Corp.(a)                                   665,800        9,134,776
--------------------------------------------------------------------------
Symantec Corp.(a)                                 180,000        4,636,800
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         189,600        5,413,080
==========================================================================
                                                                53,125,523
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-1.04%

CDW Corp.                                         160,600   $   10,655,810
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.26%

UAP Holding Corp.(a)                              153,200        2,645,764
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.84%

Nextel Communications, Inc.-Class A(a)            286,800        8,604,000
==========================================================================
 Total Common Stocks & Other Equity Interests
 (Cost $748,658,752)                                         1,002,998,185
==========================================================================

MONEY MARKET FUNDS-2.19%

Liquid Assets Portfolio-Institutional
 Class(d)                                      11,214,768       11,214,768
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    11,214,768       11,214,768
==========================================================================
 Total Money Market Funds (Cost $22,429,536)                    22,429,536
==========================================================================
TOTAL INVESTMENTS-100.14% (excluding
 investments purchased with cash collateral
 from securities loaned) (Cost $771,088,288)                 1,025,427,721
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
 FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.98%

STIC Prime Portfolio-Institutional
 Class(d)(e)                                   30,500,985       30,500,985
==========================================================================
 Total Money Market Funds (purchased with
 cash collateral from securities loaned)
 (Cost $30,500,985)                                             30,500,985
==========================================================================
TOTAL INVESTMENTS-103.12% (Cost $801,589,273)                1,055,928,706
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.12%)                          (31,957,206)
==========================================================================
NET ASSETS-100.00%                                          $1,023,971,500
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Acquired as a result of a litigation settlement.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value
  (cost $748,658,752)*                         $1,002,998,185
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $52,930,521)                               52,930,521
=============================================================
  Total investments (cost $801,589,273)         1,055,928,706
=============================================================
Foreign currencies, at market value
  (cost $995)                                           1,063
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    299,142
-------------------------------------------------------------
  Dividends                                           640,842
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 85,559
-------------------------------------------------------------
Other assets                                              195
=============================================================
    Total assets                                1,056,955,507
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              874,503
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  131,126
-------------------------------------------------------------
  Collateral upon return of securities loaned      30,500,985
-------------------------------------------------------------
Accrued administrative services fees                1,308,037
-------------------------------------------------------------
Accrued distribution fees -- Series II                 73,233
-------------------------------------------------------------
Accrued transfer agent fees                             9,574
-------------------------------------------------------------
Accrued operating expenses                             86,549
=============================================================
    Total liabilities                              32,984,007
=============================================================
Net assets applicable to shares outstanding    $1,023,971,500
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,192,245,994
-------------------------------------------------------------
Undistributed net investment income                   405,760
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (423,019,755)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               254,339,501
=============================================================
                                               $1,023,971,500
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  886,989,712
_____________________________________________________________
=============================================================
Series II                                      $  136,981,788
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           39,099,953
_____________________________________________________________
=============================================================
Series II                                           6,088,304
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.69
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.50
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $30,403,992 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $81,826)                                       $ 9,661,410
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $34,371**)                                         404,503
------------------------------------------------------------
Interest                                               1,982
============================================================
    Total investment income                       10,067,895
============================================================

EXPENSES:

Advisory fees                                      6,192,972
------------------------------------------------------------
Administrative services fees                       2,510,722
------------------------------------------------------------
Custodian fees                                       123,395
------------------------------------------------------------
Distribution fees -- Series II                       237,184
------------------------------------------------------------
Transfer agent fees                                   59,852
------------------------------------------------------------
Trustees' fees and retirement benefits                37,110
------------------------------------------------------------
Other                                                265,811
============================================================
    Total expenses                                 9,427,046
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (6,566)
------------------------------------------------------------
    Net expenses                                   9,420,480
============================================================
Net investment income                                647,415
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           53,311,012
------------------------------------------------------------
  Foreign currencies                                (147,108)
------------------------------------------------------------
  Option contracts written                           109,088
============================================================
                                                  53,272,992
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            5,402,099
------------------------------------------------------------
  Foreign currencies                                  (2,769)
============================================================
                                                   5,399,330
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 58,672,322
============================================================
Net increase in net assets resulting from
  operations                                     $59,319,737
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

 Net investment income (loss)                                 $      647,415    $   (2,109,655)
----------------------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
 foreign currencies and option contracts                          53,272,992       (55,883,702)
----------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
 securities and foreign currencies                                 5,399,330       283,914,620
==============================================================================================
 Net increase in net assets resulting from operations             59,319,737       225,921,263
______________________________________________________________________________________________
==============================================================================================
Share transactions-net:
 Series I                                                       (103,365,150)      (38,246,197)
----------------------------------------------------------------------------------------------
 Series II                                                        58,730,811        34,680,159
==============================================================================================
 Net increase (decrease) in net assets resulting from share
 transactions                                                    (44,634,339)       (3,566,038)
==============================================================================================
 Net increase in net assets                                       14,685,398       222,355,225
==============================================================================================
NET ASSETS:

 Beginning of year                                             1,009,286,102       786,930,877
==============================================================================================
 End of year (including undistributed net investment income
 (loss) of $405,760 and $(92,177), respectively)              $1,023,971,500    $1,009,286,102
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $6,076.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $487 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $2,510,722, of which AIM retained $242,606 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $59,852.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $237,184.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 9,991,889      $242,162,757      $(240,939,878)        $   --         $11,214,768     $186,888       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             9,991,889       242,162,757       (240,939,878)            --          11,214,768      183,244           --
==================================================================================================================================
  Subtotal        $19,983,778      $484,325,514      $(481,879,756)        $   --         $22,429,536     $370,132       $   --
==================================================================================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $30,149,300      $209,531,200      $(239,680,500)        $   --         $        --     $ 22,072       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --       101,226,130        (70,725,145)            --          30,500,985       12,299           --
==================================================================================================================================
  Subtotal        $30,149,300      $310,757,330      $(310,405,645)        $   --         $30,500,985     $ 34,371       $   --
==================================================================================================================================
  Total           $50,133,078      $795,082,844      $(792,285,401)        $   --         $52,930,521     $404,503       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $15,654,362 and $6,824,466, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $3 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $4,962 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $30,403,992 were on loan to brokers. The loans were secured by cash collateral of $30,500,985 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $34,371 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          960        117,995
-----------------------------------------------------------------------------------
Closed                                                          (550)       (86,765)
-----------------------------------------------------------------------------------
Expired                                                         (410)       (31,230)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      504,993
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             245,305,642
------------------------------------------------------------------------------
Temporary book/tax differences                                        (113,920)
------------------------------------------------------------------------------
Capital loss carryforward                                         (413,971,209)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,192,245,994
==============================================================================
Total net assets                                                $1,023,971,500
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $68.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund utilized $53,503,895 of capital loss carryforward in the

                       AIM V.I. CAPITAL APPRECIATION FUND
current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                                              CAPITAL LOSS
EXPIRATION                                                                                    CARRYFORWARD*
-----------------------------------------------------------------------------------------------------------
December 31, 2009                                                                             $201,213,913
-----------------------------------------------------------------------------------------------------------
December 31, 2010                                                                              156,444,344
-----------------------------------------------------------------------------------------------------------
December 31, 2011                                                                               56,312,952
===========================================================================================================
Total capital loss carryforward                                                               $413,971,209
___________________________________________________________________________________________________________
===========================================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $731,700,851 and $773,872,679, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $259,916,362
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (14,610,788)
============================================================================
Net unrealized appreciation of investment securities            $245,305,574
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $810,623,132.


NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income was decreased by $149,478 and undistributed net realized gain (loss) was increased by $149,478. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      6,397,229    $ 136,561,015     12,106,592    $ 220,433,208
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     3,114,855       66,251,744      2,366,684       43,712,246
==========================================================================================================================
Reacquired:
  Series I                                                    (11,416,993)    (239,926,165)   (14,425,506)    (258,679,405)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (357,082)      (7,520,933)      (495,187)      (9,032,087)
==========================================================================================================================
                                                               (2,261,991)   $ (44,634,339)      (447,417)   $  (3,566,038)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 43% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                        2004              2003           2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  21.28          $  16.43       $  21.72       $    30.84       $    35.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.02(a)          (0.04)(b)      (0.05)(b)        (0.05)(b)        (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       1.39              4.89          (5.24)           (7.17)           (3.79)
=================================================================================================================================
    Total from investment operations                      1.41              4.85          (5.29)           (7.22)           (3.84)
=================================================================================================================================
Less distributions from net realized gains                  --                --             --            (1.90)           (0.90)
=================================================================================================================================
Net asset value, end of period                        $  22.69          $  21.28       $  16.43       $    21.72       $    30.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           6.62%            29.52%        (24.35)%         (23.28)%         (10.91)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $886,990          $938,820       $763,038       $1,160,236       $1,534,209
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   0.91%(d)          0.85%          0.85%            0.85%            0.82%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.09%(a)(d)      (0.23)%        (0.27)%          (0.22)%          (0.17)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     74%               61%            67%              65%              98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $916,455,300.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                             AUGUST 21, 2001
                                                                                                               (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              ----------------------------------------        DECEMBER 31,
                                                                2004              2003          2002              2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.16           $ 16.38       $ 21.70           $23.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)         (0.09)(b)     (0.09)(b)        (0.04)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.36              4.87         (5.23)            0.45
============================================================================================================================
    Total from investment operations                              1.34              4.78         (5.32)            0.41
============================================================================================================================
Less distributions from net realized gains                          --                --            --            (1.90)
============================================================================================================================
Net asset value, end of period                                $  22.50           $ 21.16       $ 16.38           $21.70
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   6.33%            29.18%       (24.52)%           1.94%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $136,982           $70,466       $23,893           $3,527
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.16%(d)          1.10%         1.10%            1.09%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(a)(d)     (0.48)%       (0.52)%          (0.46)%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                          74%               61%           67%              65%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $94,873,436.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.


                       AIM V.I. CAPITAL APPRECIATION FUND

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                       AIM V.I. CAPITAL APPRECIATION FUND

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the


                       AIM V.I. CAPITAL APPRECIATION FUND

AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.68%

ADVERTISING-1.01%

R.H. Donnelley Corp.(a)                           31,300   $  1,848,265
=======================================================================

AIR FREIGHT & LOGISTICS-0.95%

Robinson (C.H.) Worldwide, Inc.                   31,500      1,748,880
=======================================================================

APPAREL RETAIL-2.09%

Abercrombie & Fitch Co.-Class A                   40,500      1,901,475
-----------------------------------------------------------------------
Ross Stores, Inc.                                 67,000      1,934,290
=======================================================================
                                                              3,835,765
=======================================================================

APPLICATION SOFTWARE-4.12%

Amdocs Ltd. (United Kingdom)(a)                   75,200      1,974,000
-----------------------------------------------------------------------
Autodesk, Inc.                                    67,400      2,557,830
-----------------------------------------------------------------------
Intuit Inc.(a)                                    43,700      1,923,237
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      24,000      1,093,200
=======================================================================
                                                              7,548,267
=======================================================================

BIOTECHNOLOGY-1.61%

Charles River Laboratories International,
  Inc.(a)                                         30,000      1,380,300
-----------------------------------------------------------------------
Martek Biosciences Corp.(a)                       30,800      1,576,960
=======================================================================
                                                              2,957,260
=======================================================================

BUILDING PRODUCTS-1.07%

American Standard Cos. Inc.(a)                    47,400      1,958,568
=======================================================================

CASINOS & GAMING-2.50%

Harrah's Entertainment, Inc.                      37,300      2,494,997
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                 87,900      2,095,536
=======================================================================
                                                              4,590,533
=======================================================================

COMMERCIAL PRINTING-1.16%

Donnelley (R.R.) & Sons Co.                       60,077      2,120,117
=======================================================================

COMMUNICATIONS EQUIPMENT-3.42%

Avaya Inc.(a)                                    106,200      1,826,640
-----------------------------------------------------------------------
Harris Corp.                                      27,500      1,699,225
-----------------------------------------------------------------------
Plantronics, Inc.                                 43,900      1,820,533
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          28,000        924,280
=======================================================================
                                                              6,270,678
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.69%

Emulex Corp.(a)                                   75,000      1,263,000
=======================================================================

CONSUMER ELECTRONICS-0.74%

Garmin Ltd. (Cayman Islands)                      22,200      1,350,648
=======================================================================

CONSUMER FINANCE-0.56%

AmeriCredit Corp.(a)(b)                           42,300      1,034,235
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-3.41%

Alliance Data Systems Corp.(a)                    42,700   $  2,027,396
-----------------------------------------------------------------------
CSG Systems International, Inc.(a)                76,300      1,426,810
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              26,600      1,386,392
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             46,337      1,412,815
=======================================================================
                                                              6,253,413
=======================================================================

DEPARTMENT STORES-0.86%

Kohl's Corp.(a)                                   32,000      1,573,440
=======================================================================

DISTILLERS & VINTNERS-0.98%

Constellation Brands, Inc.-Class A(a)             38,600      1,795,286
=======================================================================

DIVERSIFIED BANKS-0.74%

Centennial Bank Holdings, Inc. (Acquired
  12/27/04; Cost $1,358,700)(a)(c)(d)(e)         129,400      1,358,700
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.83%

Career Education Corp.(a)                         46,200      1,848,000
-----------------------------------------------------------------------
Cintas Corp.                                      19,200        842,112
-----------------------------------------------------------------------
Corrections Corp. of America(a)                   47,800      1,933,510
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   95,000      2,398,750
=======================================================================
                                                              7,022,372
=======================================================================

DRUG RETAIL-0.91%

Shoppers Drug Mart Corp. (Canada)(a)              54,000      1,674,568
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.25%

Cooper Industries, Ltd.-Class A (Bermuda)         33,700      2,287,893
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.63%

Aeroflex Inc.(a)                                  92,000      1,115,040
-----------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         50,800      1,866,392
=======================================================================
                                                              2,981,432
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.98%

Benchmark Electronics, Inc.(a)                    52,800      1,800,480
=======================================================================

EMPLOYMENT SERVICES-0.93%

Manpower Inc.                                     35,400      1,709,820
=======================================================================

ENVIRONMENTAL SERVICES-1.44%

Republic Services, Inc.                           55,200      1,851,408
-----------------------------------------------------------------------
Stericycle, Inc.(a)                               17,100        785,745
=======================================================================
                                                              2,637,153
=======================================================================

GENERAL MERCHANDISE STORES-1.83%

Dollar General Corp.                              77,100      1,601,367
-----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       61,100      1,752,348
=======================================================================
                                                              3,353,715
=======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-0.71%

Henry Schein, Inc.(a)                             18,800   $  1,309,232
=======================================================================

HEALTH CARE EQUIPMENT-4.84%

Bio-Rad Laboratories, Inc.-Class A(a)             22,700      1,302,299
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)        36,600      2,283,108
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         22,500      1,716,750
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 82,300      1,850,927
-----------------------------------------------------------------------
Waters Corp.(a)                                   36,700      1,717,193
=======================================================================
                                                              8,870,277
=======================================================================

HEALTH CARE FACILITIES-0.99%

Community Health Systems Inc.(a)                  65,000      1,812,200
=======================================================================

HEALTH CARE SERVICES-5.20%

Caremark Rx, Inc.(a)                              63,563      2,506,289
-----------------------------------------------------------------------
Covance Inc.(a)                                   31,900      1,236,125
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   53,450      2,112,879
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          24,200      1,849,848
-----------------------------------------------------------------------
Renal Care Group, Inc.(a)                         50,900      1,831,891
=======================================================================
                                                              9,537,032
=======================================================================

HEALTH CARE SUPPLIES-0.92%

Cooper Cos., Inc. (The)                           23,800      1,680,042
=======================================================================

HOME FURNISHINGS-0.59%

Tempur-Pedic International Inc.(a)                51,300      1,087,560
=======================================================================

HOMEBUILDING-1.19%

Ryland Group, Inc. (The)                          38,000      2,186,520
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.67%

Hilton Hotels Corp.                               84,400      1,919,256
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            35,000      1,905,400
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         18,400      1,074,560
=======================================================================
                                                              4,899,216
=======================================================================

HOUSEWARES & SPECIALTIES-2.18%

Jarden Corp.(a)                                   42,800      1,859,232
-----------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                  64,600      2,143,428
=======================================================================
                                                              4,002,660
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.85%

BJ's Wholesale Club, Inc.(a)                      53,700      1,564,281
=======================================================================

INDUSTRIAL MACHINERY-2.68%

Eaton Corp.                                       13,400        969,624
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              23,000      1,846,900
-----------------------------------------------------------------------
Parker Hannifin Corp.                             27,700      2,097,998
=======================================================================
                                                              4,914,522
=======================================================================

INSURANCE BROKERS-1.08%

Willis Group Holdings Ltd. (Bermuda)              47,900      1,972,043
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INTEGRATED OIL & GAS-0.90%

Murphy Oil Corp.                                  20,500   $  1,649,225
=======================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-1.98%

iShares Nasdaq Biotechnology Index Fund(a)(b)     48,100      3,626,740
=======================================================================

LEISURE PRODUCTS-1.93%

Brunswick Corp.                                   40,600      2,009,700
-----------------------------------------------------------------------
Polaris Industries Inc.                           22,600      1,537,252
=======================================================================
                                                              3,546,952
=======================================================================

METAL & GLASS CONTAINERS-0.99%

Pactiv Corp.(a)                                   71,500      1,808,235
=======================================================================

MULTI-LINE INSURANCE-0.85%

Quanta Capital Holdings Ltd. (Bermuda)(a)         35,900        330,998
-----------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/20/04-9/16/04; Cost
  $1,372,870)(a)(c)(e)                           133,100      1,227,182
=======================================================================
                                                              1,558,180
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.13%

Questar Corp.                                     40,800      2,079,168
=======================================================================

OFFICE ELECTRONICS-0.53%

Zebra Technologies Corp.-Class A(a)               17,375        977,865
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.37%

BJ Services Co.                                   16,000        744,640
-----------------------------------------------------------------------
Halliburton Co.                                   45,000      1,765,800
=======================================================================
                                                              2,510,440
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.86%

Ashland Inc.                                      28,300      1,652,154
-----------------------------------------------------------------------
Kinder Morgan, Inc.                               17,300      1,265,149
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                        142,500      2,321,325
=======================================================================
                                                              5,238,628
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.05%

CapitalSource Inc.(a)                             75,300      1,932,951
=======================================================================

PAPER PACKAGING-0.73%

Sealed Air Corp.(a)                               25,100      1,337,077
=======================================================================

PHARMACEUTICALS-1.18%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        67,500      2,156,625
=======================================================================

REAL ESTATE-4.73%

Aames Investment Corp.                           147,000      1,572,900
-----------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-04/02/04; Cost $1,413,655)(c)(d)       90,000      1,552,500
-----------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

KKR Financial Corp. (Acquired 08/05/04; Cost
  $1,505,000)(a)(c)(d)                           150,500   $  1,572,725
-----------------------------------------------------------------------
New Century Financial Corp.                       37,800      2,415,798
-----------------------------------------------------------------------
People's Choice Financial Corp. (Acquired
  12/21/04; Cost $1,566,000)(a)(c)(d)(e)         156,600      1,566,000
=======================================================================
                                                              8,679,923
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.48%

CB Richard Ellis Group, Inc.-Class A(a)           81,000      2,717,550
=======================================================================

REGIONAL BANKS-0.74%

Zions Bancorp                                     20,000      1,360,600
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.37%

Cabot Microelectronics Corp.(a)(b)                21,300        853,065
-----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               39,100      1,821,278
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         59,700      1,665,033
=======================================================================
                                                              4,339,376
=======================================================================

SEMICONDUCTORS-2.30%

ATI Technologies Inc. (Canada)(a)                 89,300      1,731,527
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         27,500        887,700
-----------------------------------------------------------------------
Microchip Technology Inc.                         59,600      1,588,936
=======================================================================
                                                              4,208,163
=======================================================================

SOFT DRINKS-0.46%

Cott Corp. (Canada)(a)                            34,300        848,239
=======================================================================

SPECIALTY CHEMICALS-1.41%

Ecolab Inc.                                       23,900        839,607
-----------------------------------------------------------------------
Great Lakes Chemical Corp.                        61,400      1,749,286
=======================================================================
                                                              2,588,893
=======================================================================

SPECIALTY STORES-1.08%

Advance Auto Parts, Inc.(a)                       45,200      1,974,336
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SYSTEMS SOFTWARE-0.49%

McAfee Inc.(a)                                    31,300   $    905,509
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.48%

CDW Corp.                                         13,300        882,455
=======================================================================

TRUCKING-1.06%

Sirva Inc.(a)                                    101,200      1,945,064
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.97%

American Tower Corp.-Class A(a)                  101,300      1,863,920
-----------------------------------------------------------------------
NII Holdings Inc.(a)                              36,600      1,736,670
-----------------------------------------------------------------------
SpectraSite, Inc.(a)                              31,700      1,835,430
=======================================================================
                                                              5,436,020
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $141,467,774)                         179,118,287
=======================================================================

MONEY MARKET FUNDS-2.79%

Liquid Assets Portfolio-Institutional
  Class(f)                                     2,558,677      2,558,677
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    2,558,677      2,558,677
=======================================================================
    Total Money Market Funds (Cost
      $5,117,354)                                             5,117,354
=======================================================================
TOTAL INVESTMENTS-100.47% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $146,585,128)               184,235,641
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.16%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  2,893,043      2,893,043
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  2,893,043      2,893,043
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,786,086)                                       5,786,086
=======================================================================
TOTAL INVESTMENTS-103.63% (Cost $152,371,214)               190,021,727
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.63%)                        (6,654,476)
=======================================================================
NET ASSETS-100.00%                                         $183,367,251
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $7,277,107, which represented 3.97% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $6,049,925, which represented 3.30 % of the Fund's Net Assets.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $4,151,882, which represented 2.18% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $141,467,774)*                                 $179,118,287
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $10,903,440)                               10,903,440
=============================================================
    Total investments (cost $152,371,214)         190,021,727
=============================================================
Receivables for:
  Investments sold                                    382,413
-------------------------------------------------------------
  Fund shares sold                                     88,229
-------------------------------------------------------------
  Dividends                                           131,537
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,099
=============================================================
    Total assets                                  190,660,005
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,082,348
-------------------------------------------------------------
  Fund shares reacquired                               78,399
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              39,659
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,786,086
-------------------------------------------------------------
Accrued administrative services fees                  241,045
-------------------------------------------------------------
Accrued distribution fees -- Series II                 40,006
-------------------------------------------------------------
Accrued transfer agent fees                             1,707
-------------------------------------------------------------
Accrued operating expenses                             23,504
=============================================================
    Total liabilities                               7,292,754
=============================================================
Net assets applicable to shares outstanding      $183,367,251
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $156,980,754
-------------------------------------------------------------
Undistributed net investment income (loss)            (35,887)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (11,228,129)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       37,650,513
=============================================================
                                                 $183,367,251
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $112,027,987
_____________________________________________________________
=============================================================
Series II                                        $ 71,339,264
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,630,026
_____________________________________________________________
=============================================================
Series II                                           4,897,613
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      14.68
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      14.57
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $5,654,888 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends                                        $ 1,221,573
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $31,795**)                                         124,958
============================================================
    Total investment income                        1,346,531
============================================================

EXPENSES:

Advisory fees                                      1,138,855
------------------------------------------------------------
Administrative services fees                         410,377
------------------------------------------------------------
Custodian fees                                        23,311
------------------------------------------------------------
Distribution fees -- Series II                       128,961
------------------------------------------------------------
Transfer agent fees                                   14,152
------------------------------------------------------------
Trustees' fees and retirement benefits                14,936
------------------------------------------------------------
Other                                                 62,602
============================================================
    Total expenses                                 1,793,194
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,942)
------------------------------------------------------------
    Net expenses                                   1,791,252
============================================================
Net investment income (loss)                        (444,721)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           12,987,098
------------------------------------------------------------
  Foreign currencies                                  (1,126)
============================================================
                                                  12,985,972
============================================================
Change in net unrealized appreciation of
  investment securities                           10,570,249
============================================================
Net gain from investment securities and foreign
  currencies                                      23,556,221
============================================================
Net increase in net assets resulting from
  operations                                     $23,111,500
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.


See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (444,721)   $   (184,564)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             12,985,972       5,550,292
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  10,570,249      24,988,390
==========================================================================================
    Net increase in net assets resulting from operations        23,111,500      30,354,118
==========================================================================================
Share transactions-net:
  Series I                                                       3,400,003         144,211
------------------------------------------------------------------------------------------
  Series II                                                     29,492,919      11,878,034
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               32,892,922      12,022,245
==========================================================================================
    Net increase in net assets                                  56,004,422      42,376,363
==========================================================================================

NET ASSETS:

  Beginning of year                                            127,362,829      84,986,466
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(35,887) and $(30,180), respectively)          $183,367,251    $127,362,829
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                       AIM V.I. CAPITAL DEVELOPMENT FUND

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the

                       AIM V.I. CAPITAL DEVELOPMENT FUND
     relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,414.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement, for the year ended December 31, 2004, AIM was paid $410,377, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $14,152.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers

                       AIM V.I. CAPITAL DEVELOPMENT FUND
who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $128,961.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                               UNREALIZED
              MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND            12/31/03        AT COST       FROM SALES     (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class        $4,175,645     $43,400,552    $(45,017,520)       $   --         $2,558,677     $47,072       $   --
----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class         4,175,645      43,400,552     (45,017,520)           --          2,558,677      46,091           --
======================================================================================================================
  Subtotal     $8,351,290     $86,801,104    $(90,035,040)       $   --         $5,117,354     $93,163       $   --
======================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                 UNREALIZED
              MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND            12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04      INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class       $ 6,104,966     $ 20,091,901    $ (23,303,824)       $   --        $ 2,893,043      $16,105      $   --
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class         6,104,966       20,039,510      (23,251,433)           --          2,893,043       15,690          --
========================================================================================================================
  Subtotal    $12,209,932     $ 40,131,411    $ (46,555,257)       $   --        $ 5,786,086      $31,795      $   --
========================================================================================================================
  Total       $20,561,222     $126,932,515    $(136,590,297)       $   --        $10,903,440     $124,958      $   --
________________________________________________________________________________________________________________________
========================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $4,783,758 and $2,164,579, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $416 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $416.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    During the year ended December 31, 2004, the Fund paid legal fees of $2,954 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $5,654,888 were on loan to brokers. The loans were secured by cash collateral of $5,786,086 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $31,795 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the year ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $ 37,520,627
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,887)
----------------------------------------------------------------------------
Capital loss carryforward                                        (11,098,243)
----------------------------------------------------------------------------
Shares of beneficial interest                                    156,980,754
============================================================================
Total net assets                                                $183,367,251
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and tax straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $12,981,388 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $11,098,243
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $167,053,382 and $134,246,747, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $38,237,253
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (716,626)
=========================================================================
Net unrealized appreciation of investment securities          $37,520,627
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $152,501,100.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $439,014, undistributed net realized gain
(loss) was increased by $1,126 and shares of beneficial interest decreased by $440,140. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,264,587    $ 16,685,624       938,089    $ 10,475,808
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,916,252      38,179,047     1,393,053      15,390,421
======================================================================================================================
Reacquired:
  Series I                                                    (1,015,409)    (13,285,621)   (1,012,963)    (10,331,597)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (672,418)     (8,686,128)     (337,849)     (3,512,387)
======================================================================================================================
                                                               2,493,012    $ 32,892,922       980,330    $ 12,022,245
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        SERIES I
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                2004           2003       2002           2001       2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.71        $  9.39    $ 11.94        $ 12.99    $ 11.89
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.01)     (0.01)(a)      (0.02)     (0.01)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.00           3.33      (2.54)         (1.03)      1.11
==========================================================================================================================
    Total from investment operations                              1.97           3.32      (2.55)         (1.05)      1.10
==========================================================================================================================
Net asset value, end of period                                $  14.68        $ 12.71    $  9.39        $ 11.94    $ 12.99
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  15.50%         35.36%    (21.36)%        (8.08)%     9.25%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $112,028        $93,813    $70,018        $92,732    $74,874
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.10%(c)       1.13%      1.14%          1.16%      1.19%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)     (0.13)%    (0.08)%        (0.16)%    (0.07)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             93%            95%       121%           125%       110%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $100,262,715.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.38% for the year ended December 31, 2000.

                                                                                      SERIES II
                                                              ---------------------------------------------------------
                                                                                                        AUGUST 21, 2001
                                                                                                          (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2004            2003       2002               2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.64         $  9.36    $ 11.94            $11.88
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)       (0.03)     (0.03)(a)         (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.99            3.31      (2.55)             0.07
=======================================================================================================================
    Total from investment operations                             1.93            3.28      (2.58)             0.06
=======================================================================================================================
Net asset value, end of period                                $ 14.57         $ 12.64    $  9.36            $11.94
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 15.27%          35.04%    (21.61)%            0.50%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $71,339         $33,550    $14,969            $2,767
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          1.35%(c)        1.38%      1.39%             1.41%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(c)      (0.38)%    (0.33)%           (0.41)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                         93%             95%       121%              125%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less then one year and do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $51,584,582.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                       AIM V.I. CAPITAL DEVELOPMENT FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                       AIM V.I. CAPITAL DEVELOPMENT FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.21%

AEROSPACE & DEFENSE-1.28%

Northrop Grumman Corp.                            350,700   $   19,064,052
==========================================================================

BREWERS-1.50%

Heineken N.V. (Netherlands)(a)(b)                 674,949       22,409,073
==========================================================================

BUILDING PRODUCTS-1.01%

Masco Corp.                                       411,500       15,032,095
==========================================================================

COMMUNICATIONS EQUIPMENT-1.01%

Nokia Oyi-ADR (Finland)                           965,000       15,121,550
==========================================================================

COMPUTER HARDWARE-1.39%

International Business Machines Corp.             210,500       20,751,090
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.98%

First Data Corp.                                  344,800       14,667,792
==========================================================================

DEPARTMENT STORES-1.79%

Kohl's Corp.(c)                                   542,000       26,650,140
==========================================================================

DIVERSIFIED BANKS-2.58%

Bank of America Corp.                             506,600       23,805,134
--------------------------------------------------------------------------
Wachovia Corp.                                    278,050       14,625,430
==========================================================================
                                                                38,430,564
==========================================================================

DIVERSIFIED CHEMICALS-1.26%

Dow Chemical Co. (The)                            379,800       18,803,898
==========================================================================

ELECTRIC UTILITIES-1.02%

FPL Group, Inc.                                   203,600       15,219,100
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.02%

Emerson Electric Co.                              217,100       15,218,710
==========================================================================

ENVIRONMENTAL SERVICES-2.02%

Waste Management, Inc.                          1,005,400       30,101,676
==========================================================================

FOOD RETAIL-2.04%

Kroger Co. (The)(c)                             1,733,700       30,409,098
==========================================================================

HOUSEHOLD PRODUCTS-1.13%

Kimberly-Clark Corp.                              257,000       16,913,170
==========================================================================

INDUSTRIAL CONGLOMERATES-3.68%

General Electric Co.                              718,800       26,236,200
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 802,500       28,681,350
==========================================================================
                                                                54,917,550
==========================================================================

INDUSTRIAL MACHINERY-1.37%

Dover Corp.                                       488,500       20,487,690
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTEGRATED OIL & GAS-7.76%

Amerada Hess Corp.                                258,600   $   21,303,468
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       625,550       36,532,120
--------------------------------------------------------------------------
ChevronTexaco Corp.                               282,000       14,807,820
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 555,300       28,464,678
--------------------------------------------------------------------------
Murphy Oil Corp.                                  181,500       14,601,675
==========================================================================
                                                               115,709,761
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.02%

ALLTEL Corp.                                      257,700       15,142,452
==========================================================================

INTERNET RETAIL-0.99%

IAC/InterActiveCorp(c)                            536,100       14,807,082
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.57%

Morgan Stanley                                    421,700       23,412,784
==========================================================================

IT CONSULTING & OTHER SERVICES-1.48%

Accenture Ltd.-Class A (Bermuda)(c)               818,300       22,094,100
==========================================================================

LIFE & HEALTH INSURANCE-1.10%

Prudential Financial, Inc.                        298,900       16,427,544
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.94%

Dominion Resources, Inc.                          207,900       14,083,146
==========================================================================

OFFICE ELECTRONICS-1.80%

Xerox Corp.(c)                                  1,581,500       26,901,315
==========================================================================

OIL & GAS DRILLING-2.17%

GlobalSantaFe Corp. (Cayman Islands)              517,000       17,117,870
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(c)              296,000       15,181,840
==========================================================================
                                                                32,299,710
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.31%

Baker Hughes Inc.                                 486,300       20,750,421
--------------------------------------------------------------------------
BJ Services Co.                                   319,000       14,846,260
--------------------------------------------------------------------------
Smith International, Inc.(c)                      254,300       13,836,463
==========================================================================
                                                                49,433,144
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.09%

Citigroup Inc.                                    335,700       16,174,026
==========================================================================

PACKAGED FOODS & MEATS-7.01%

Campbell Soup Co.                                 725,700       21,691,173
--------------------------------------------------------------------------
General Mills, Inc.                               942,000       46,826,820
--------------------------------------------------------------------------

                           AIM V.I. CORE EQUITY FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

[wKraft Foods Inc.-Class A                        581,700   $   20,714,337
--------------------------------------------------------------------------
Sara Lee Corp.                                    634,500       15,316,830
==========================================================================
                                                               104,549,160
==========================================================================

PAPER PRODUCTS-1.40%

Georgia-Pacific Corp.                             548,300       20,550,284
--------------------------------------------------------------------------
Neenah Paper, Inc.(b)(c)                            7,787          253,856
==========================================================================
                                                                20,804,140
==========================================================================

PHARMACEUTICALS-12.44%

Bristol-Myers Squibb Co.                          819,200       20,987,904
--------------------------------------------------------------------------
Forest Laboratories, Inc.(c)                      690,000       30,953,400
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          716,500       33,954,935
--------------------------------------------------------------------------
Johnson & Johnson                                 251,000       15,918,420
--------------------------------------------------------------------------
Merck & Co. Inc.                                1,212,600       38,972,964
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        785,200       23,446,072
--------------------------------------------------------------------------
Wyeth                                             501,600       21,363,144
==========================================================================
                                                               185,596,839
==========================================================================

PROPERTY & CASUALTY INSURANCE-3.55%

ACE Ltd. (Cayman Islands)                         517,800       22,135,950
--------------------------------------------------------------------------
Chubb Corp. (The)                                 201,000       15,456,900
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               414,988       15,383,605
==========================================================================
                                                                52,976,455
==========================================================================

PUBLISHING-3.49%

Gannett Co., Inc.                                 225,500       18,423,350
--------------------------------------------------------------------------
New York Times Co. (The)-Class A                  359,500       14,667,600
--------------------------------------------------------------------------
Tribune Co.                                       450,800       18,996,712
==========================================================================
                                                                52,087,662
==========================================================================

RAILROADS-2.27%

Norfolk Southern Corp.                            433,400       15,684,746
--------------------------------------------------------------------------
Union Pacific Corp.                               269,600       18,130,600
==========================================================================
                                                                33,815,346
==========================================================================

REGIONAL BANKS-1.87%

BB&T Corp.                                        355,400       14,944,570
--------------------------------------------------------------------------
SunTrust Banks, Inc.                              175,900       12,995,492
==========================================================================
                                                                27,940,062
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SEMICONDUCTORS-4.42%

Analog Devices, Inc.                              379,400   $   14,007,448
--------------------------------------------------------------------------
Intel Corp.                                       946,800       22,145,652
--------------------------------------------------------------------------
National Semiconductor Corp.                      894,800       16,061,660
--------------------------------------------------------------------------
Xilinx, Inc.                                      462,200       13,704,230
==========================================================================
                                                                65,918,990
==========================================================================

SOFT DRINKS-0.98%

Coca-Cola Co. (The)                               350,700       14,599,641
==========================================================================

SYSTEMS SOFTWARE-4.42%

Computer Associates International, Inc.           704,700       21,887,982
--------------------------------------------------------------------------
Microsoft Corp.                                 1,647,000       43,991,370
==========================================================================
                                                                65,879,352
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.05%

Washington Mutual, Inc.                           369,900       15,639,372
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,166,527,688)                        1,360,489,331
==========================================================================

MONEY MARKET FUNDS-8.89%

Liquid Assets Portfolio-Institutional
  Class(d)                                     66,319,755       66,319,755
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    66,319,755       66,319,755
==========================================================================
    Total Money Market Funds (Cost
      $132,639,510)                                            132,639,510
==========================================================================
TOTAL INVESTMENTS-100.10% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,299,167,198)                                            1,493,128,841
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.32%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   4,769,488        4,769,488
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,769,488)                                          4,769,488
==========================================================================
TOTAL INVESTMENTS-100.42% (Cost
  $1,303,936,686)                                            1,497,898,329
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.42%)                           (6,262,458)
==========================================================================
NET ASSETS-100.00%                                          $1,491,635,871
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 1.50% of the Fund's Total Investments. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,166,527,688)*                             $1,360,489,331
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $137,408,998)                             137,408,998
=============================================================
    Total investments (cost $1,303,936,686)     1,497,898,329
_____________________________________________________________
=============================================================
Receivables for:
  Investments sold                                  1,071,821
-------------------------------------------------------------
  Fund shares sold                                     28,606
-------------------------------------------------------------
  Dividends                                         2,424,443
-------------------------------------------------------------
  Investment matured (Note 10)                      1,135,900
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                108,951
=============================================================
    Total assets                                1,502,668,050
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,656,843
-------------------------------------------------------------
  Fund shares reacquired                            1,733,492
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  178,469
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,769,488
-------------------------------------------------------------
Accrued administrative services fees                2,506,900
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,537
-------------------------------------------------------------
Accrued transfer agent fees                             3,814
-------------------------------------------------------------
Accrued operating expenses                            180,636
=============================================================
    Total liabilities                              11,032,179
=============================================================
Net assets applicable to shares outstanding    $1,491,635,871
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,598,214,585
-------------------------------------------------------------
  Undistributed net investment income              11,590,806
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign
    currencies                                   (312,131,163)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                    193,961,643
=============================================================
                                               $1,491,635,871
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,487,462,489
_____________________________________________________________
=============================================================
Series II                                      $    4,173,382
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           65,830,667
_____________________________________________________________
=============================================================
Series II                                             185,656
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.60
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.48
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $4,510,256 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $137,321)                                      $ 31,148,436
-------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $6,444**)                                         1,304,676
=============================================================
    Total investment income                        32,453,112
=============================================================

EXPENSES:

Advisory fees                                       9,144,411
-------------------------------------------------------------
Administrative services fees                        3,911,626
-------------------------------------------------------------
Custodian fees                                        163,693
-------------------------------------------------------------
Distribution fees -- Series II                          9,873
-------------------------------------------------------------
Transfer agent fees                                    28,098
-------------------------------------------------------------
Trustees' fees and retirement benefits                 49,786
-------------------------------------------------------------
Other                                                 416,038
=============================================================
    Total expenses                                 13,723,525
=============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (22,925)
=============================================================
    Net expenses                                   13,700,600
=============================================================
Net investment income                              18,752,512
=============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                            97,912,492
-------------------------------------------------------------
  Foreign currencies                                   21,137
=============================================================
                                                   97,933,629
=============================================================
Change in net unrealized appreciation of
  investment securities                            10,319,904
=============================================================
Net gain from investment securities and foreign
  currencies                                      108,253,533
=============================================================
Net increase in net assets resulting from
  operations                                     $127,006,045
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,752,512    $   12,890,531
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            97,933,629       (24,972,748)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             10,319,904       324,404,651
==============================================================================================
    Net increase in net assets resulting from operations         127,006,045       312,322,434
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (14,182,082)      (14,186,491)
----------------------------------------------------------------------------------------------
  Series II                                                          (32,455)          (31,366)
==============================================================================================
    Decrease in net assets resulting from distributions          (14,214,537)      (14,217,857)
==============================================================================================
Share transactions-net:
  Series I                                                      (180,502,395)     (127,008,381)
----------------------------------------------------------------------------------------------
  Series II                                                           63,621         1,187,509
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (180,438,774)     (125,820,872)
==============================================================================================
    Net increase (decrease) in net assets                        (67,647,266)      172,283,705
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,559,283,137     1,386,999,432
==============================================================================================
  End of year (including undistributed net investment income
    of $11,590,806 and $7,031,694, respectively)              $1,491,635,871    $1,559,283,137
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of

                           AIM V.I. CORE EQUITY FUND
prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized

                           AIM V.I. CORE EQUITY FUND
     foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $22,212.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $712 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $3,911,626, of which AIM retained $335,421 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $28,098.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $9,873.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                           AIM V.I. CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 69,099,940      $251,279,927      $(254,060,112)       $     --       $ 66,319,755     $  652,987     $     --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            69,099,940       251,279,927       (254,060,112)             --         66,319,755        645,245           --
===================================================================================================================================
  Subtotal       $138,199,880      $502,559,854      $(508,120,224)       $     --       $132,639,510     $1,298,232     $     --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $         --      $ 77,703,400      $ (77,703,400)       $     --       $         --     $    4,775     $     --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        32,765,232        (27,995,744)             --          4,769,488          1,669           --
===================================================================================================================================
  Subtotal       $         --      $110,468,632      $(105,699,144)       $     --       $  4,769,488     $    6,444     $     --
===================================================================================================================================
  Total          $138,199,880      $613,028,486      $(613,819,368)       $     --       $137,408,998     $1,304,676     $     --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $18,616,211 and $49,159,043, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $6,089 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by
                           AIM V.I. CORE EQUITY FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $4,510,256 were on loan to brokers. The loans were secured by cash collateral of $4,769,488 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $6,444 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $14,214,537    $14,217,857
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   18,797,910
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           171,032,122
----------------------------------------------------------------------------
Temporary book/tax differences                                      (153,494)
----------------------------------------------------------------------------
Capital loss carryforward                                       (296,255,252)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,598,214,585
============================================================================
Total net assets                                              $1,491,635,871
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                           AIM V.I. CORE EQUITY FUND

    The Fund utilized $96,468,555 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $275,037,399
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,853
=============================================================================
Total capital loss carryforward                                 $296,255,252
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $730,580,446 and $912,286,740, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $18,500,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $188,609,648
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,577,526)
==============================================================================
Net unrealized appreciation of investment securities             $171,032,122
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,326,866,207.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $21,137 and undistributed net realized gain (loss) was decreased by $21,137. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING (a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       706,992    $  15,076,577     1,752,378    $  32,165,026
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       46,375          984,768       155,224        2,728,158
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       633,129       14,182,082       702,995       14,186,491
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        1,456           32,454         1,561           31,366
========================================================================================================================
Reacquired:
  Series I                                                    (9,797,694)    (209,761,054)   (9,709,887)    (173,359,898)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (44,856)        (953,601)      (89,175)      (1,572,015)
========================================================================================================================
                                                              (8,454,598)   $(180,438,774)   (7,186,904)   $(125,820,872)
________________________________________________________________________________________________________________________
========================================================================================================================

()(a)There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 74% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                           AIM V.I. CORE EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2004                2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    20.94          $    16.99       $    20.20       $    26.19       $    31.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                0.30(a)             0.17(b)          0.12(b)          0.03(c)          0.01(b)
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                           1.58                3.97            (3.27)           (6.01)           (4.56)
=================================================================================================================================
   Total from investment operations                   1.88                4.14            (3.15)           (5.98)           (4.55)
=================================================================================================================================
Less distributions:
 Dividends from net investment income                (0.22)              (0.19)           (0.06)           (0.01)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                  --                  --               --               --            (0.81)
=================================================================================================================================
   Total distributions                               (0.22)              (0.19)           (0.06)           (0.01)           (0.85)
=================================================================================================================================
Net asset value, end of period                  $    22.60          $    20.94       $    16.99       $    20.20       $    26.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                       8.97%              24.42%          (15.58)%         (22.83)%         (14.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,487,462          $1,555,475       $1,385,050       $1,916,875       $2,514,262
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.91%(e)            0.81%(f)         0.78%            0.82%            0.84%
=================================================================================================================================
Ratio of net investment income to average net
 assets                                               1.25%(a)(e)         0.91%            0.67%            0.12%(c)         0.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 52%                 31%             113%              73%              75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.
(b)Calculated using average shares outstanding.
(c)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(d)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)Ratios are based on average daily net assets of $1,499,286,098.
(f)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 0.82%.

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                            OCTOBER 24, 2001
                                                                                                              (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ---------------------------------------         DECEMBER 31,
                                                                2004             2003          2002               2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.85           $16.94        $ 20.19            $18.97
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                    0.21(a)          0.12(b)        0.07(b)          (0.00)
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   1.60             3.96          (3.26)             1.23
============================================================================================================================
   Total from investment operations                              1.81             4.08          (3.19)             1.23
============================================================================================================================
Less dividends from net investment income                       (0.18)           (0.17)         (0.06)            (0.01)
============================================================================================================================
Net asset value, end of period                                 $22.48           $20.85        $ 16.94            $20.19
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                  8.67%           24.15%        (15.79)%            6.49%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $4,173           $3,808        $ 1,949            $  400
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)         1.06%(e)       1.03%             1.03%(f)
============================================================================================================================
Ratio of net investment income (loss) to average net assets      1.00%(a)(d)      0.66%          0.42%            (0.10)%(f)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(g)                                         52%              31%           113%               73%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $3,949,042.
(e)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 1.07%.
(f)Annualized.
(g)Not annualized for periods less than one year.

                           AIM V.I. CORE EQUITY FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                           AIM V.I. CORE EQUITY FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                           AIM V.I. CORE EQUITY FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.22%

APPAREL RETAIL-1.20%

American Eagle Outfitters, Inc.                   12,800   $    602,880
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              25,000      1,138,250
=======================================================================
                                                              1,741,130
=======================================================================

APPLICATION SOFTWARE-3.92%

Amdocs Ltd. (United Kingdom)(a)                   92,000      2,415,000
-----------------------------------------------------------------------
Autodesk, Inc.                                    37,900      1,438,305
-----------------------------------------------------------------------
Intuit Inc.(a)                                    24,200      1,065,042
-----------------------------------------------------------------------
NAVTEQ Corp.(a)                                   16,700        774,212
=======================================================================
                                                              5,692,559
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.58%

Legg Mason, Inc.                                  31,350      2,296,701
=======================================================================

BIOTECHNOLOGY-4.54%

Biogen Idec Inc.(a)                               23,500      1,565,335
-----------------------------------------------------------------------
Gen-Probe Inc.(a)                                 37,500      1,695,375
-----------------------------------------------------------------------
Genentech, Inc.(a)                                27,000      1,469,880
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          53,400      1,868,466
=======================================================================
                                                              6,599,056
=======================================================================

BROADCASTING & CABLE TV-0.77%

Univision Communications Inc.-Class A(a)          38,000      1,112,260
=======================================================================

COMMUNICATIONS EQUIPMENT-6.74%

Cisco Systems, Inc.(a)                           121,500      2,344,950
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      90,900      2,222,505
-----------------------------------------------------------------------
Motorola, Inc.                                   123,200      2,119,040
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           64,000      1,002,880
-----------------------------------------------------------------------
QUALCOMM Inc.                                     26,000      1,102,400
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               12,000        989,040
=======================================================================
                                                              9,780,815
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.24%

Best Buy Co., Inc.                                30,400      1,806,368
=======================================================================

COMPUTER HARDWARE-3.58%

Apple Computer, Inc.(a)                           23,500      1,513,400
-----------------------------------------------------------------------
Dell Inc.(a)                                      87,500      3,687,250
=======================================================================
                                                              5,200,650
=======================================================================

COMPUTER STORAGE & PERIPHERALS-2.50%

EMC Corp.(a)                                     121,500      1,806,705
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            21,500      1,827,500
=======================================================================
                                                              3,634,205
=======================================================================

CONSUMER FINANCE-3.69%

American Express Co.                              41,000      2,311,170
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

Providian Financial Corp.(a)                      91,100   $  1,500,417
-----------------------------------------------------------------------
SLM Corp.                                         28,900      1,542,971
=======================================================================
                                                              5,354,558
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.99%

Alliance Data Systems Corp.(a)                    60,800      2,886,784
=======================================================================

DEPARTMENT STORES-2.03%

Kohl's Corp.(a)                                   23,000      1,130,910
-----------------------------------------------------------------------
Nordstrom, Inc.                                   39,000      1,822,470
=======================================================================
                                                              2,953,380
=======================================================================

DISTILLERS & VINTNERS-0.31%

Constellation Brands, Inc.-Class A(a)              9,600        446,496
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.79%

Cendant Corp.                                    110,900      2,592,842
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.26%

Agilent Technologies, Inc.(a)                     76,000      1,831,600
=======================================================================

ENVIRONMENTAL SERVICES-0.73%

Stericycle, Inc.(a)                               22,900      1,052,255
=======================================================================

GENERAL MERCHANDISE STORES-1.91%

Target Corp.                                      53,500      2,778,255
=======================================================================

HEALTH CARE EQUIPMENT-5.40%

Bard (C.R.), Inc.                                 24,300      1,554,714
-----------------------------------------------------------------------
DENTSPLY International Inc.                       26,000      1,461,200
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           28,000      1,746,640
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         20,000      1,526,000
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   36,000      1,556,640
=======================================================================
                                                              7,845,194
=======================================================================

HEALTH CARE SERVICES-3.45%

Caremark Rx, Inc.(a)                              33,400      1,316,962
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   56,550      2,235,422
-----------------------------------------------------------------------
Quest Diagnostics Inc.                            15,200      1,452,360
=======================================================================
                                                              5,004,744
=======================================================================

HEALTH CARE SUPPLIES-1.40%

Alcon, Inc. (Switzerland)                         25,200      2,031,120
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.92%

Carnival Corp. (Panama)                           35,800      2,063,154
-----------------------------------------------------------------------
Hilton Hotels Corp.                               80,500      1,830,570
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          6,000        350,400
=======================================================================
                                                              4,244,124
=======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HYPERMARKETS & SUPER CENTERS-1.52%

Costco Wholesale Corp.                            45,500   $  2,202,655
=======================================================================

INTERNET RETAIL-2.20%

eBay Inc.(a)                                      27,500      3,197,700
=======================================================================

INTERNET SOFTWARE & SERVICES-3.57%

Google Inc.-Class A(a)                             7,500      1,448,250
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                 20,400        683,808
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                    81,000      3,052,080
=======================================================================
                                                              5,184,138
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.22%

Goldman Sachs Group, Inc. (The)                   31,000      3,225,240
=======================================================================

IT CONSULTING & OTHER SERVICES-0.73%

Accenture Ltd.-Class A (Bermuda)(a)               39,300      1,061,100
=======================================================================

MANAGED HEALTH CARE-1.98%

Aetna Inc.                                        23,000      2,869,250
=======================================================================

MOTORCYCLE MANUFACTURERS-0.98%

Harley-Davidson, Inc.                             23,500      1,427,625
=======================================================================

MOVIES & ENTERTAINMENT-1.74%

Pixar(a)                                           9,000        770,490
-----------------------------------------------------------------------
Walt Disney Co. (The)                             63,400      1,762,520
=======================================================================
                                                              2,533,010
=======================================================================

PERSONAL PRODUCTS-2.42%

Estee Lauder Cos. Inc. (The)-Class A              47,300      2,164,921
-----------------------------------------------------------------------
Gillette Co. (The)                                30,000      1,343,400
=======================================================================
                                                              3,508,321
=======================================================================

PHARMACEUTICALS-4.78%

Eon Labs, Inc.(a)                                 60,100      1,622,700
-----------------------------------------------------------------------
Johnson & Johnson                                 37,000      2,346,540
-----------------------------------------------------------------------
Sepracor Inc.(a)                                  24,000      1,424,880
-----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (United Kingdom)                                48,500      1,549,575
=======================================================================
                                                              6,943,695
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.51%

Allstate Corp. (The)                              42,500      2,198,100
=======================================================================

PUBLISHING-0.83%

Getty Images, Inc.(a)                             17,600      1,211,760
=======================================================================

REGIONAL BANKS-1.07%

Bank of Hawaii Corp.                              30,600      1,552,644
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


RESTAURANTS-2.11%

Darden Restaurants, Inc.                          46,000   $  1,276,040
-----------------------------------------------------------------------
Yum! Brands, Inc.                                 38,000      1,792,840
=======================================================================
                                                              3,068,880
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.54%

Novellus Systems, Inc.(a)                         80,000      2,231,200
=======================================================================

SEMICONDUCTORS-3.37%

Analog Devices, Inc.                              46,200      1,705,704
-----------------------------------------------------------------------
Microchip Technology Inc.                         59,000      1,572,940
-----------------------------------------------------------------------
National Semiconductor Corp.                      90,000      1,615,500
=======================================================================
                                                              4,894,144
=======================================================================

SPECIALIZED FINANCE-0.87%

Chicago Mercantile Exchange (The)                  5,500      1,257,850
=======================================================================

SPECIALTY CHEMICALS-0.74%

Ecolab Inc.                                       30,500      1,071,465
=======================================================================

SPECIALTY STORES-1.60%

Cabela's Inc.-Class A(a)                          48,600      1,105,164
-----------------------------------------------------------------------
Tiffany & Co.                                     38,000      1,214,860
=======================================================================
                                                              2,320,024
=======================================================================

SYSTEMS SOFTWARE-6.33%

McAfee Inc.(a)                                    54,000      1,562,220
-----------------------------------------------------------------------
Microsoft Corp.                                   39,900      1,065,729
-----------------------------------------------------------------------
Oracle Corp.(a)                                  177,000      2,428,440
-----------------------------------------------------------------------
Symantec Corp.(a)                                103,400      2,663,584
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         51,700      1,476,035
=======================================================================
                                                              9,196,008
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.16%

Doral Financial Corp. (Puerto Rico)               34,200      1,684,350
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $113,018,117)                         139,724,255
=======================================================================

MONEY MARKET FUNDS-3.53%

Liquid Assets Portfolio-Institutional
  Class(b)                                     2,563,954      2,563,954
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    2,563,954      2,563,954
=======================================================================
    Total Money Market Funds (Cost
      $5,127,908)                                             5,127,908
=======================================================================
TOTAL INVESTMENTS-99.75% (Cost $118,146,025)                144,852,163
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.25%                             356,731
=======================================================================
NET ASSETS-100.00%                                         $145,208,894
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $113,018,117)                                  $139,724,255
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,127,908)                                 5,127,908
=============================================================
    Total investments (cost $118,146,025)         144,852,163
=============================================================
Receivables for:
  Investments sold                                  1,346,102
-------------------------------------------------------------
  Fund shares sold                                    122,187
-------------------------------------------------------------
  Dividends                                            70,595
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 25,344
=============================================================
    Total assets                                  146,416,391
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               833,293
-------------------------------------------------------------
  Fund shares reacquired                               85,272
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              27,701
-------------------------------------------------------------
Accrued administrative services fees                  175,448
-------------------------------------------------------------
Accrued distribution fees -- Series II                 46,587
-------------------------------------------------------------
Accrued transfer agent fees                             2,651
-------------------------------------------------------------
Accrued operating expenses                             36,545
=============================================================
    Total liabilities                               1,207,497
=============================================================
Net assets applicable to shares outstanding      $145,208,894
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $152,426,466
-------------------------------------------------------------
Undistributed net investment income (loss)            (21,905)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts      (33,901,805)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       26,706,138
=============================================================
                                                 $145,208,894
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 76,039,516
_____________________________________________________________
=============================================================
Series II                                        $ 69,169,378
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,483,766
_____________________________________________________________
=============================================================
Series II                                          12,348,464
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.64
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.60
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $6,008)                                        $   977,044
------------------------------------------------------------
Dividends from affiliated money market funds          78,259
============================================================
    Total investment income                        1,055,303
============================================================

EXPENSES:

Advisory fees                                      1,115,158
------------------------------------------------------------
Administrative services fees                         385,564
------------------------------------------------------------
Custodian fees                                        41,165
------------------------------------------------------------
Distribution fees -- Series II                       164,476
------------------------------------------------------------
Transfer agent fees                                   15,213
------------------------------------------------------------
Trustees' fees and retirement benefits                14,642
------------------------------------------------------------
Other                                                 59,197
============================================================
    Total expenses                                 1,795,415
============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (1,595)
============================================================
    Net expenses                                   1,793,820
============================================================
Net investment income (loss)                        (738,517)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            4,553,886
------------------------------------------------------------
  Option contracts written                            73,547
============================================================
                                                   4,627,433
============================================================
Change in net unrealized appreciation of
  investment securities                            6,264,074
============================================================
Net gain from investment securities and option
  contracts                                       10,891,507
============================================================
Net increase in net assets resulting from
  operations                                     $10,152,990
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (738,517)   $   (483,214)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              4,627,433       1,783,016
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                              6,264,074      20,805,019
==========================================================================================
    Net increase in net assets resulting from operations        10,152,990      22,104,821
==========================================================================================
Share transactions-net:
  Series I                                                       5,206,868      25,556,644
------------------------------------------------------------------------------------------
  Series II                                                      5,328,383      38,614,358
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               10,535,251      64,171,002
==========================================================================================
    Net increase in net assets                                  20,688,241      86,275,823
==========================================================================================

NET ASSETS:

  Beginning of year                                            124,520,653      38,244,830
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(21,905) and $(19,450), respectively)          $145,208,894    $124,520,653
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, effective July 1, 2004, the Fund pays an advisory fee to AIM at the annual rate of 0.77% of the first $2 billion of the Fund's average daily net assets, plus 0.72% of the Fund's average daily net assets in excess of $2 billion. Prior to July 1, 2004, the Fund paid an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of the sub-advisory agreement between AIM and H.S. Dent, effective July 1, 2004, AIM pays H.S. Dent at the annual rate of 6.49% of the net management fee for the Fund, however, no sub-advisory fee shall be due with respect to the Fund if the net

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
assets of the Fund fall below $50 million. Prior to July 1, 2004, AIM paid H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,326.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $385,564, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $15,213.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $164,476.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,258,463       $37,405,198       $(39,099,707)         $   --         $2,563,954       $39,507       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,258,463        37,405,198        (39,099,707)             --          2,563,954        38,752           --
==================================================================================================================================
  Total           $8,516,926       $74,810,396       $(78,199,414)         $   --         $5,127,908       $78,259       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,275,883 and $1,566,001, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $157 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $157.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,939 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $     --
-----------------------------------------------------------------------------------
Written                                                          254         84,867
-----------------------------------------------------------------------------------
Closed                                                           (29)       (49,318)
-----------------------------------------------------------------------------------
Expired                                                         (225)       (35,549)
===================================================================================
End of year                                                       --       $     --
___________________________________________________________________________________
===================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income & long term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 25,714,518
--------------------------------------------------------------------------
Temporary book/tax differences                                     (24,754)
--------------------------------------------------------------------------
Capital loss carryforward                                      (32,907,336)
--------------------------------------------------------------------------
Shares of beneficial interest                                  152,426,466
==========================================================================
Total net assets                                              $145,208,894
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of return of capital.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $4,301,405 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $19,305,574
-----------------------------------------------------------------------------
December 31, 2010                                                 13,601,762
=============================================================================
Total capital loss carryforward                                  $32,907,336
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $195,866,361 and $185,767,597, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    26,350,298
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (635,780)
===============================================================================
Net unrealized appreciation of investment securities           $    25,714,518
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $119,137,645.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and prior year return of capital distribution, on December 31, 2004, undistributed net investment income (loss) was increased by $736,062, undistributed net realized gain (loss) increased by $906 and shares of beneficial interest decreased by $736,968. This reclassification had no effect on the net assets of the Fund.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 12--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,599,332    $ 19,023,172     7,197,545    $33,332,639
---------------------------------------------------------------------------------------------------------------------
  Series II                                                    4,811,300      25,774,483     9,405,244     43,085,074
=====================================================================================================================
Reacquired:
  Series I                                                    (2,626,910)    (13,816,304)   (1,735,831)    (7,775,995)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                   (3,910,303)    (20,446,100)     (996,565)    (4,470,716)
=====================================================================================================================
                                                               1,873,419    $ 10,535,251    13,870,393    $64,171,002
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 91% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities which are considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                         SERIES I
                                          -----------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------
                                           2004               2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  5.21            $  3.79        $  5.59        $  8.21        $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.02)(a)(b)       (0.03)(a)      (0.03)(a)      (0.05)(a)      (0.07)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.45               1.45          (1.77)         (2.57)         (1.72)
=================================================================================================================
    Total from investment operations         0.43               1.42          (1.80)         (2.62)         (1.79)
=================================================================================================================
Net asset value, end of period            $  5.64            $  5.21        $  3.79        $  5.59        $  8.21
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                              8.25%             37.47%        (32.20)%       (31.91)%       (17.90)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $76,040            $65,162        $26,747        $39,226        $41,300
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           1.18%(d)           1.30%          1.30%          1.38%          1.40%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           1.19%(d)           1.30%          1.43%          1.44%          1.63%
=================================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (0.42)%(b)(d)      (0.61)%        (0.67)%        (0.79)%        (0.69)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                       141%               139%           208%           144%            92%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.52)%, respectively.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $71,813,731.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                    NOVEMBER 7, 2001
                                                                                                    (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              ----------------------------------    DECEMBER 31,
                                                               2004            2003       2002         2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.19         $  3.78    $  5.58         $ 5.33
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)(b)    (0.03)(a)   (0.04)(a)       (0.01)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44            1.44      (1.76)          0.26
====================================================================================================================
    Total from investment operations                             0.41            1.41      (1.80)          0.25
====================================================================================================================
Net asset value, end of period                                $  5.60         $  5.19    $  3.78         $ 5.58
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  7.90%          37.30%    (32.26)%         4.69%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $69,169         $59,358    $11,498         $3,552
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.43%(d)        1.45%      1.45%          1.45%(e)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.44%(d)        1.55%      1.68%          1.61%(e)
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.67)%(b)(d)   (0.76)%    (0.82)%        (0.85)%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                        141%            139%       208%           144%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.77)%, respectively.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $65,790,371.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.


    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.


    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION


    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM


    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.


    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.


    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                        AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-71.86%

ADVERTISING-0.22%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $  139,000   $   143,405
=======================================================================

AEROSPACE & DEFENSE-0.50%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(a)                       300,000       328,188
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.42%

Bank of New York Institutional Capital
  Trust-Series A, Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)        250,000       275,795
=======================================================================

AUTO PARTS & EQUIPMENT-0.26%

Lear Corp.-Series B, Sr. Unsec. Gtd. Notes,
  7.96%, 05/15/05(a)                              171,000       174,500
=======================================================================

AUTOMOBILE MANUFACTURERS-0.46%

General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(a)                              300,000       302,835
=======================================================================

BROADCASTING & CABLE TV-4.93%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(c)                   350,000       346,500
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 6.67%, 04/01/09
  (Acquired 03/30/04; Cost $185,000)(a)(b)(d)     185,000       197,950
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp.,
  Sr. Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $154,000)(a)(b)        160,000       167,600
-----------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(a)                                     150,000       196,414
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13(a)                        500,000       533,225
-----------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(a)                              100,000       101,700
-----------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Gtd. Notes,
  6.38%, 05/15/05(a)                              100,000       101,183
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 02/15/06(a)            125,000       128,869
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07(a)                                     155,000       168,562
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05(a)                             500,000       508,125
-----------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05(a)           100,000       100,625
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(a)            300,000       308,457
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(a)     $  225,000   $   264,674
-----------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(a)                 100,000       133,697
=======================================================================
                                                              3,257,581
=======================================================================

BUILDING PRODUCTS-0.31%

Building Materials Corp. of America-Series B,
  Sr. Unsec. Notes, 7.75%, 07/15/05(a)            200,000       204,500
=======================================================================

COMMODITY CHEMICALS-0.20%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                             115,000       133,112
=======================================================================

CONSUMER FINANCE-7.96%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(a)                        150,000       173,988
-----------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $457,755)(a)(b)(e)(f)                           450,000       457,501
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes, 7.25%, 05/01/06(a)                       600,000       628,644
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.75%, 02/01/07(a)            300,000       329,982
-----------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)                250,000       273,827
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)                360,000       368,204
-----------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(a)                       100,000       101,254
-----------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
    04/28/05(a)(f)                                200,000       199,930
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07(a)         300,000       312,105
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(a)         410,000       422,763
-----------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05(a)         225,000       227,018
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.44%, 03/04/05(a)(f)                            70,000        70,150
-----------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06(a)                610,000       611,318
-----------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05(a)                200,000       204,244
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05(a)           590,000       594,130
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(a)(g)                                275,000       282,254
=======================================================================
                                                              5,257,312
=======================================================================

DISTILLERS & VINTNERS-0.28%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)      170,000       186,575
=======================================================================

DIVERSIFIED BANKS-9.57%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $334,806)(a)(b)(h)               300,000       318,660
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(h)                    $  250,000   $   264,702
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $66,543)(a)(b)(e)       60,000        61,731
-----------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $245,938)(a)(b)(e)               250,000       240,952
-----------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub
  Notes, 9.03%, 03/15/29 (Acquired
  11/09/04-11/17/04; Cost $561,794)(a)(b)(e)      475,000       573,942
-----------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(a)(f)               300,000       289,683
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $430,724)(a)(b)(h)                              350,000       424,158
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $632,715)(a)(b)(e)                              500,000       590,010
-----------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $372,642)(a)(b)(e)     350,000       356,636
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)         175,000       195,297
-----------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%,(d)(h)                                    500,000       495,000
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91%, (Acquired 06/07/04; Cost
  $275,000)(a)(b)(h)                              275,000       291,607
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27(a)                              260,000       292,253
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                             200,000       221,950
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $186,504)(a)(b)(h)                              200,000       189,754
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.94%(a)(d)(h)                                  180,000       160,537
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(a)(d)           200,000       164,637
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(a)(d)(h)                 280,000       247,193
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                              300,000       391,539
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(a)(h)           200,000       191,474
-----------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $370,615)(a)(b)(e)               350,000       359,170
=======================================================================
                                                              6,320,885
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.68%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(a)(h)                              375,000       449,509
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


ELECTRIC UTILITIES-2.31%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)      $  100,000   $   103,883
-----------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(a)(i)         300,000       326,460
-----------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $143,865)(a)(b)                  145,000       166,206
-----------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(a)(f)       50,000        50,045
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07(a)                200,000       217,956
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                625,000       660,013
=======================================================================
                                                              1,524,563
=======================================================================

FOOD RETAIL-0.36%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                      80,000        86,400
-----------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(a)                                     150,000       149,015
=======================================================================
                                                                235,415
=======================================================================

GAS UTILITIES-1.91%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                        600,000       642,996
-----------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                     500,000       514,960
-----------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(a)                       100,000       101,280
=======================================================================
                                                              1,259,236
=======================================================================

GENERAL MERCHANDISE STORES-0.13%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                               80,000        85,600
=======================================================================

HEALTH CARE EQUIPMENT-0.11%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                      65,000        72,800
=======================================================================

HEALTH CARE FACILITIES-1.60%

HCA, Inc., Notes, 7.00%, 07/01/07(a)              450,000       475,821
-----------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05(a)              575,000       584,091
=======================================================================
                                                              1,059,912
=======================================================================

HOMEBUILDING-2.54%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09(a)       200,000       224,250
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11(a)            400,000       460,500
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(a)                       490,000       525,437
-----------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                     100,000       102,892
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(a)                    $  175,000   $   190,741
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12(a)                155,000       172,825
=======================================================================
                                                              1,676,645
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.29%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                       180,000       193,500
=======================================================================

HOUSEWARES & SPECIALTIES-1.13%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08(a)                       690,000       747,477
=======================================================================

INDUSTRIAL CONGLOMERATES-0.12%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $84,920)(a)(b)(e)                                75,000        79,855
=======================================================================

INTEGRATED OIL & GAS-3.16%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                     540,000       594,437
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                     300,000       322,374
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(a)     300,000       317,970
-----------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(a)                540,000       615,654
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(a)                              230,000       235,939
=======================================================================
                                                              2,086,374
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.04%

France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.25%, 03/01/31(a)                260,000       352,817
-----------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                 100,000       103,553
-----------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.25%, 02/15/11 (Acquired
  03/11/04-03/22/04; Cost $191,000)(a)(b)         200,000       207,500
-----------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                        50,000        52,009
-----------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)            300,000       399,765
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11(a)                                     175,000       207,354
-----------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)(i)                     300,000       312,321
-----------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  8.75%, 11/01/21(a)                              400,000       505,268
-----------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)            150,000       167,484
-----------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                        175,000       186,485
-----------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                        175,000       171,232
=======================================================================
                                                              2,665,788
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


INVESTMENT BANKING & BROKERAGE-0.16%

Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05(a)                                  $  100,000   $   102,877
=======================================================================

LIFE & HEALTH INSURANCE-1.66%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $321,152)(a)(b)        325,000       338,595
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $588,417)(a)(b)(i)      500,000       596,415
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                              150,000       161,934
=======================================================================
                                                              1,096,944
=======================================================================

METAL & GLASS CONTAINERS-0.39%

Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                     235,000       259,088
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.67%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                              168,856       189,963
-----------------------------------------------------------------------
Calpine Generating Co. LLC, Sec. Floating
  Rate Global Notes, 7.76%, 04/01/10(a)(f)        155,000       152,675
-----------------------------------------------------------------------
Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(a)         100,000       102,509
=======================================================================
                                                                445,147
=======================================================================

MUNICIPALITIES-2.14%

Industry (City of), California Urban
  Development Agency (Project 3); Tax
  Allocation Series 2003 B, 6.10%,
  05/01/24(a)(i)(j)                               650,000       669,500
-----------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(i)                           225,000       225,371
-----------------------------------------------------------------------
  4.21%, 07/01/08(a)(i)                           300,000       302,250
-----------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(a)(i)(k)                               225,000       213,075
=======================================================================
                                                              1,410,196
=======================================================================

OFFICE ELECTRONICS-0.33%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                     200,000       220,500
=======================================================================

OIL & GAS DRILLING-0.15%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05(a)                              100,000       101,068
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.47%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11(a)                       400,000       452,000
-----------------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr. Unsec.
  Notes, 8.88%, 04/15/05(a)                       200,000       203,282
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Petrozuata Finance, Inc., (Venezuela)-Series
  A, Gtd. Notes, 7.63%, 04/01/09 (Acquired
  10/13/04; Cost $315,114)(a)(b)(e)            $  297,278   $   310,833
=======================================================================
                                                                966,115
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.62%

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(a)(h)                              250,000       298,150
-----------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $452,500)(a)(b)(h)                              400,000       463,564
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(a)                            285,000       319,485
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)     400,000       423,392
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%,
  12/15/14(a)                                     325,000       360,588
-----------------------------------------------------------------------
  8.63%, 02/01/22(a)                              475,000       552,283
-----------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $399,732)(a)(b)(e)                         400,000       391,516
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03-09/22/04; Cost
  $525,327)(a)(b)(e)                              453,889       540,745
-----------------------------------------------------------------------
Targeted Return Index Securities Trust-Series
  HY 2004-I, Sec. Bonds, 8.22%, 08/01/15
  (Acquired 12/01/04; Cost $82,690)(a)(b)(e)       76,279        83,581
-----------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(h)             250,000       279,360
=======================================================================
                                                              3,712,664
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.29%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $330,106)(a)(b)(e)                              325,000       336,349
-----------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(a)                              700,000       795,277
-----------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $392,074)(a)(b)(e)      375,000       378,446
=======================================================================
                                                              1,510,072
=======================================================================

REAL ESTATE-1.04%

Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(a)                100,000       101,611
-----------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07(a)                325,000       357,500
-----------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(a)                               75,000        75,404
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

REAL ESTATE-(CONTINUED)

Spieker Properties, Inc.,
  Medium Term Notes, 8.00%, 07/19/05(a)        $  100,000   $   102,565
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(a)          50,000        50,153
=======================================================================
                                                                687,233
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.52%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                     325,000       341,539
=======================================================================

REGIONAL BANKS-3.69%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(a)(f)      550,000       570,152
-----------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(a)                              350,000       352,534
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(a)(f)                    100,000        94,972
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(a)(d)(h)                         1,250,000     1,242,684
-----------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                     175,000       178,056
=======================================================================
                                                              2,438,398
=======================================================================

REINSURANCE-0.20%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26(a)                       125,000       135,094
=======================================================================

RESTAURANTS-0.35%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                     220,000       233,352
=======================================================================

SOVEREIGN DEBT-3.84%

Federative Republic of Brazil (Brazil)-Series
  EI-L, Floating Rate Bonds, 3.06%,
  04/15/06(a)(d)                                  192,000       192,469
-----------------------------------------------------------------------
Republic of Peru (Peru), Unsec. Global Notes,
  9.13%, 01/15/08(a)                              240,000       274,800
-----------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 5.00%, 03/31/30
  (Acquired 05/18/04; Cost $360,250)(a)(b)        400,000       413,360
-----------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.75%, 07/24/05
  (Acquired 09/10/04; Cost $52,475)(a)(b)          50,000        51,400
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds, 8.75%, 07/24/05
  (Acquired 05/14/04; Cost $554,663)(a)(b)        525,000       540,173
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS, 10.00%,
    06/26/07
  (Acquired 05/14/04; Cost $364,406)(a)(b)        325,000       368,095
-----------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                              150,000       160,965
-----------------------------------------------------------------------
  7.50%, 04/08/33(a)                              500,000       538,075
=======================================================================
                                                              2,539,337
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.49%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(a)                              275,000       325,344
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

TOBACCO-1.36%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(a)         $  300,000   $   324,594
-----------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(a)         450,000       458,906
-----------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(a)                110,000       112,912
=======================================================================
                                                                896,412
=======================================================================

TRUCKING-1.41%

Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05(a)                                     200,000       204,082
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                              650,000       723,743
=======================================================================
                                                                927,825
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.59%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(a)          40,000        40,443
-----------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(a)               320,000       350,080
=======================================================================
                                                                390,523
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $46,897,474)                               47,461,090
=======================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-8.79%(L)

AUSTRALIA-1.42%

New South Wales Treasury Corp. (Sovereign
  Debt), Gtd. Euro Bonds, 5.50%,
  08/01/14(a)        AUD                        1,200,000       935,215
=======================================================================

CAYMAN ISLANDS-0.66%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97; Cost
  $347,741)(a)(b)(e)     GBP                      207,168       435,824
=======================================================================

GERMANY-1.31%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 99, Euro Bonds, 4.50%, 07/04/09(a)
     EUR                                          600,000       865,219
=======================================================================

ITALY-1.80%

Buoni Poliennali Del Tesoro (Sovereign Debt),
  Euro Bonds, 5.00%, 02/01/12(a)          EUR     400,000       596,006
-----------------------------------------------------------------------
Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08(a) AUD     750,000       591,667
=======================================================================
                                                              1,187,673
=======================================================================

LUXEMBOURG-1.38%

International Bank for Reconstruction &
  Development (The) (Diversified
  Banks)-Series E, Sr. Unsec. Medium Term
  Global Notes, 6.42%, 08/20/07(a)(m)     NZD   1,500,000       912,561
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


UNITED KINGDOM-2.22%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds,
  7.25%, 12/07/07(a)                      GBP     100,000   $   206,395
-----------------------------------------------------------------------
  4.00%, 03/07/09(a)                      GBP     300,000       565,067
-----------------------------------------------------------------------
  5.00%, 09/07/14(a)                      GBP     350,000       696,237
=======================================================================
                                                              1,467,699
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $5,217,055)                                 5,804,191
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-5.37%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.63%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                           $    2,314         2,434
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32(a)                   64,786        68,175
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 11/01/33(a)                  447,832       463,986
-----------------------------------------------------------------------
  5.50%, 09/01/17(a)                              164,267       169,925
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(n)                              369,580       375,443
=======================================================================
                                                              1,079,963
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.00%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32(a)                   80,221        85,069
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 09/01/34(a)                  364,480       383,035
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(a)                   52,850        55,429
-----------------------------------------------------------------------
  5.00%, 11/01/18(a)                              140,847       143,281
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 07/01/34(a)                  187,147       200,656
-----------------------------------------------------------------------
  8.00%, 04/01/32(a)                               40,553        43,785
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/20 to 01/01/35(q)                  676,259       689,220
-----------------------------------------------------------------------
  6.00%, 01/01/35(n)                              371,075       383,783
=======================================================================
                                                              1,984,258
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.74%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                   43,600        47,122
-----------------------------------------------------------------------
  8.50%, 11/15/24(a)                               33,708        37,002
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31(a)                   14,270        15,172
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32(a)                   88,520        93,292
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32(a)                  105,872       109,896
-----------------------------------------------------------------------
  5.50%, 02/15/34(a)                              180,875       184,884
=======================================================================
                                                                487,368
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $3,529,356)                                       3,551,589
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-3.17%

INTEGRATED OIL & GAS-0.61%

Shell Frontier Oil & Gas Inc.-Series C, 2.38%
  Floating Rate Pfd.(f)                                 4   $   400,000
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(e)(o)(p)                      275             0
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.72%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04; Cost $200,000)(b)(e)(q)                     2       200,000
-----------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost $925,032)(b)(e)(f)          950       937,650
=======================================================================
                                                              1,137,650
=======================================================================

U.S. AGENCY SECURITIES-0.84%

Fannie Mae-Series J, 4.72% Pfd.(a)                  5,550       280,275
-----------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(a)                  5,450       275,736
=======================================================================
                                                                556,011
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $2,078,619)                                       2,093,661
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET-BACKED SECURITIES-5.18%

OTHER DIVERSIFIED FINANCIAL SERVICES-4.21%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $511,034)(a)(b)      $  500,000       595,902
-----------------------------------------------------------------------
Patrons' Legacy- Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(e)                                 500,000       508,681
-----------------------------------------------------------------------
  Series 2004-I, Ctfs., 6.67%, 02/04/17
  (Acquired 04/30/04; Cost $1,000,000)(b)(e)    1,000,000     1,019,403
-----------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $400,000)(a)(b)(e)(h)(r)         400,000       402,276
-----------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  09/22/03; Cost $268,315)(a)(b)(e)               250,000       251,372
=======================================================================
                                                              2,777,634
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-0.54%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $351,994)(a)(b)(e)                           $  350,000   $   356,976
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.43%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $324,424)(a)(b)(e)                              278,663       286,942
=======================================================================
    Total Asset-Backed Securities (Cost
      $3,314,784)                                             3,421,552
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.33%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.33%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(a)(r)                           575,000       580,393
-----------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(a)                              300,000       296,211
=======================================================================
                                                                876,604
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $865,115)                                           876,604
=======================================================================

U.S. TREASURY SECURITIES-2.70%

U.S. TREASURY NOTES-0.80%

5.00%, 02/15/11(a)                                500,000       532,185
=======================================================================

U.S. TREASURY BONDS-1.58%

7.25%, 05/15/16 to 08/15/22(a)                    825,000     1,041,070
=======================================================================

U.S. TREASURY STRIPS-0.32%

5.98%, 11/15/23(a)(s)                             550,000       209,600
=======================================================================
    Total U.S. Treasury Securities (Cost
      $1,723,516)                                             1,782,855
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.62%

Liquid Assets Portfolio-Institutional
  Class(t)                                        866,287       866,287
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(t)       866,287       866,287
=======================================================================
    Total Money Market Funds (Cost
      $1,732,574)                                             1,732,574
=======================================================================
TOTAL INVESTMENTS-101.02% (Cost $65,358,493)                 66,724,116
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.02%)                          (675,116)
=======================================================================
NET ASSETS-100.00%                                          $66,049,000
_______________________________________________________________________
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

Investment Abbreviations:

AUD     - Australian Dollar
Ctfs.   - Certificates
Deb.    - Debentures
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $59,982,362, which represented 89.90% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $14,767,125, which represented 22.36% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments. The market value of this security at December 31, 2004 represented 0.52% of the Fund's Total Investments.
(d) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $9,160,391, which represented 13.87% of the Fund's Net Assets.
(f) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(h) Perpetual bond with no specified maturity date.
(i) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Interest on this security is taxable income to the Fund.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the current yield at December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(l) Foreign denominated security. Par value is denominated in currency indicated.
(m) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(n) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note .
(o) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.00% of the Fund's Total Investments. See
    Note 1A.
(p) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(q) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(r) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(s) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(t) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $63,625,919)  $ 64,991,542
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,732,574)                                 1,732,574
=============================================================
    Total investments (cost $65,358,493)           66,724,116
=============================================================
Foreign currencies, at market value (cost $129)           142
-------------------------------------------------------------
Receivables for:
  Investments sold                                     19,000
-------------------------------------------------------------
  Variation margin                                     27,406
-------------------------------------------------------------
  Fund shares sold                                     30,718
-------------------------------------------------------------
  Dividends and interest                              971,979
-------------------------------------------------------------
  Principal paydowns                                   29,213
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 53,425
-------------------------------------------------------------
Other assets                                           12,678
=============================================================
    Total assets                                   67,868,677
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,453,504
-------------------------------------------------------------
  Fund shares reacquired                               14,286
-------------------------------------------------------------
  Foreign currency contracts                           49,361
-------------------------------------------------------------
  Foreign currency contracts outstanding              152,398
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              57,923
-------------------------------------------------------------
Accrued administrative services fees                   60,994
-------------------------------------------------------------
Accrued distribution fees -- Series II                    602
-------------------------------------------------------------
Accrued transfer agent fees                             1,134
-------------------------------------------------------------
Accrued operating expenses                             29,475
=============================================================
    Total liabilities                               1,819,677
=============================================================
Net assets applicable to shares outstanding      $ 66,049,000
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 81,838,381
-------------------------------------------------------------
Undistributed net investment income                 3,434,766
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                       (20,529,821)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts          1,305,674
=============================================================
                                                 $ 66,049,000
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 65,069,097
_____________________________________________________________
=============================================================
Series II                                        $    979,903
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,441,978
_____________________________________________________________
=============================================================
Series II                                             112,966
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.74
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.67
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $3,460,514
------------------------------------------------------------
Dividends                                             21,100
------------------------------------------------------------
Dividends from affiliated money market funds          12,055
============================================================
    Total investment income                        3,493,669
============================================================

EXPENSES:

Advisory fees                                        417,563
------------------------------------------------------------
Administrative services fees                         164,221
------------------------------------------------------------
Custodian fees                                        25,365
------------------------------------------------------------
Distribution fees -- Series II                         2,237
------------------------------------------------------------
Transfer agent fees                                    8,357
------------------------------------------------------------
Trustees' fees and retirement benefits                13,001
------------------------------------------------------------
Professional fees                                     36,252
------------------------------------------------------------
Other                                                 36,339
============================================================
    Total expenses                                   703,335
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                        (571)
============================================================
    Net expenses                                     702,764
============================================================
Net investment income                              2,790,905
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            1,401,917
------------------------------------------------------------
  Foreign currencies                                 (38,896)
------------------------------------------------------------
  Foreign currency contracts                        (433,137)
------------------------------------------------------------
  Futures contracts                                  (39,935)
============================================================
                                                     889,949
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (438,426)
------------------------------------------------------------
  Foreign currencies                                  (5,368)
------------------------------------------------------------
  Foreign currency contracts                          15,643
------------------------------------------------------------
  Futures contracts                                  109,615
============================================================
                                                    (318,536)
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts and
  futures contracts                                  571,413
============================================================
Net increase in net assets resulting from
  operations                                      $3,362,318
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,790,905    $ 3,397,940
----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                     889,949      3,040,109
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (318,536)      (140,037)
========================================================================================
    Net increase in net assets resulting from operations        3,362,318      6,298,012
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (3,692,613)    (4,397,603)
----------------------------------------------------------------------------------------
  Series II                                                       (55,546)       (44,727)
========================================================================================
    Decrease in net assets resulting from distributions        (3,748,159)    (4,442,330)
========================================================================================
Share transactions-net:
  Series I                                                     (6,418,302)      (644,786)
----------------------------------------------------------------------------------------
  Series II                                                       231,857        644,619
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (6,186,445)          (167)
========================================================================================
    Net increase (decrease) in net assets                      (6,572,286)     1,855,515
========================================================================================

NET ASSETS:

  Beginning of year                                            72,621,286     70,765,771
========================================================================================
  End of year (including undistributed net investment income
    of $3,434,766 and $3,690,139, respectively)               $66,049,000    $72,621,286
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on

                        AIM V.I. DIVERSIFIED INCOME FUND
     historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

                        AIM V.I. DIVERSIFIED INCOME FUND
     foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $217.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $111 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $164,221, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,357.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $2,237.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                              UNREALIZED
                      MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
FUND                    12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME
------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $  791,463       $17,736,081       $(17,661,257)         $   --         $  866,287       $ 6,076
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   791,463        17,736,081        (17,661,257)             --            866,287         5,979
========================================================================================================================
    Total              $1,582,926       $35,472,162       $(35,322,514)         $   --         $1,732,574       $12,055
________________________________________________________________________________________________________________________
========================================================================================================================


                       REALIZED
FUND                  GAIN (LOSS)
--------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                 $   --
--------------------
STIC Prime
  Portfolio-
  Institutional
  Class                     --
====================
    Total               $   --
____________________
====================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $35,252 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $243 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $243.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,787 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the
                        AIM V.I. DIVERSIFIED INCOME FUND
additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FOREIGN CURRENCY CONTRACTS

                      OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                        CONTRACT TO                          UNREALIZED
SETTLEMENT                        -----------------------                   APPRECIATION
DATE                  CURRENCY     DELIVER      RECEIVE        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------
01/20/05                AUD       1,900,000    $1,379,115    $1,483,919      $(104,804)
-----------------------------------------------------------------------------------------
01/20/05                EUR       1,050,000     1,361,556     1,424,522        (62,966)
-----------------------------------------------------------------------------------------
03/14/05                GBP         970,000     1,873,070     1,852,390         20,680
-----------------------------------------------------------------------------------------
03/14/05                NZD         340,000       236,810       242,118         (5,308)
=========================================================================================
                                  4,260,000    $4,850,551    $5,002,949      $(152,398)
_________________________________________________________________________________________
=========================================================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2004, $300,489 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

                                        OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET        UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       54        Mar-05/Long    $11,318,062      $ 8,199
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       69        Mar-05/Long      7,557,656       49,920
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       7        Mar-05/Long        783,563        7,512
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                      11        Mar-05/Long      1,237,500       21,476
=====================================================================================================================
                                                                                          $20,896,781      $87,107
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,748,159    $4,442,330
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,499,164
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             1,370,964
----------------------------------------------------------------------------
Temporary book/tax differences                                       (64,398)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,289,344)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (305,767)
----------------------------------------------------------------------------
Shares of beneficial interest                                     81,838,381
============================================================================
Total net assets                                                $ 66,049,000
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the treatment of defaulted bonds and the tax recognition of unrealized gains (losses) on certain future and forward contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $5,341.

                        AIM V.I. DIVERSIFIED INCOME FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $20,289,344 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $490,475 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   284,800
-----------------------------------------------------------------------------
December 31, 2007                                                  2,582,661
-----------------------------------------------------------------------------
December 31, 2008                                                  4,437,761
-----------------------------------------------------------------------------
December 31, 2009                                                  6,105,069
-----------------------------------------------------------------------------
December 31, 2010                                                  6,879,053
=============================================================================
Total capital loss carryforward                                  $20,289,344
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $76,278,233 and $82,972,624, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $1,775,077
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (409,454)
==============================================================================
Net unrealized appreciation of investment securities               $1,365,623
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $65,358,493.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage backed securities and premium amortization, on December 31, 2004, undistributed net investment income was increased by $701,881 and undistributed net realized gain (loss) was decreased by $701,881. This reclassification had no effect on the net assets of the Fund.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 13--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       731,021    $  6,558,756     1,328,205    $ 11,971,880
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       25,137         224,174        69,869         624,220
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       422,495       3,692,613       501,437       4,397,603
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        6,399          55,546         5,123          44,727
======================================================================================================================
Reacquired:
  Series I                                                    (1,857,496)    (16,669,671)   (1,893,686)    (17,014,269)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       (5,373)        (47,863)       (2,658)        (24,328)
======================================================================================================================
                                                                (677,817)   $ (6,186,445)        8,290    $       (167)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.82       $  8.60       $  9.13       $  9.49       $ 10.06
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.42(a)       0.55(a)       0.67(a)(b)    0.76(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.08          0.37         (0.35)        (0.35)        (0.69)
=============================================================================================================================
    Total from investment operations                             0.44          0.79          0.20          0.32          0.07
=============================================================================================================================
Less dividends from net investment income                       (0.52)        (0.57)        (0.73)        (0.68)        (0.64)
=============================================================================================================================
Net asset value, end of period                                $  8.74       $  8.82       $  8.60       $  9.13       $  9.49
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  5.03%         9.24%         2.30%         3.48%         0.80%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $65,069       $71,860       $70,642       $79,875       $83,722
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.01%(d)      0.95%         0.94%         0.93%         0.90%
=============================================================================================================================
Ratio of net investment income to average net assets             4.01%(d)      4.71%         6.15%         6.87%(b)      7.84%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           113%          153%           86%           79%           74%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $68,698,992.

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                             SERIES II
                                                              ----------------------------------------
                                                                                        MARCH 14, 2002
                                                                  YEAR ENDED             (DATE SALES
                                                                 DECEMBER 31,           COMMENCED) TO
                                                              -------------------        DECEMBER 31,
                                                               2004         2003             2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.78        $8.58            $ 8.97
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.33(a)      0.40(a)           0.42(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.08         0.37             (0.08)
======================================================================================================
    Total from investment operations                           0.41         0.77              0.34
======================================================================================================
Less dividends from net investment income                     (0.52)       (0.57)            (0.73)
======================================================================================================
Net asset value, end of period                                $8.67        $8.78            $ 8.58
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                4.69%        9.02%             3.90%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 980        $ 762            $  124
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                        1.26%(c)     1.20%             1.19%(d)
======================================================================================================
Ratio of net investment income to average net assets           3.76%(c)     4.46%             5.90%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                      113%         153%               86%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average net assets of $894,859.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                        AIM V.I. DIVERSIFIED INCOME FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                        AIM V.I. DIVERSIFIED INCOME FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                        AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-71.21%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-21.98%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 02/01/34(a)               $ 9,181,410   $   9,596,716
--------------------------------------------------------------------------
  6.50%, 12/01/08 to 11/01/34(a)                29,158,667      30,811,103
--------------------------------------------------------------------------
  7.00%, 11/01/10 to 11/01/34(a)                42,313,582      44,867,011
--------------------------------------------------------------------------
  8.00%, 12/01/15 to 05/01/32(a)                 5,664,259       6,119,158
--------------------------------------------------------------------------
  5.00%, 05/01/18(a)                            10,764,717      10,943,995
--------------------------------------------------------------------------
  4.50%, 05/01/19(a)                            16,957,370      16,916,535
--------------------------------------------------------------------------
  10.50%, 08/01/19(a)                               25,060          27,791
--------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29(a)                 1,385,299       1,509,472
--------------------------------------------------------------------------
  10.00%, 03/01/21(a)                              382,732         426,148
--------------------------------------------------------------------------
  9.00%, 06/01/21(a)                             2,131,010       2,368,630
--------------------------------------------------------------------------
  7.05%, 05/20/27(a)                             1,289,944       1,365,114
--------------------------------------------------------------------------
  7.50%, 09/01/29 to 08/01/34(a)                 6,531,832       6,998,459
--------------------------------------------------------------------------
  5.50%, 10/01/33 to 01/01/34(a)                 6,357,398       6,464,715
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(b)(c)                          8,732,000       8,870,513
==========================================================================
                                                               147,285,360
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-39.44%

Pass Through Ctfs.,
  7.50%, 11/01/09 to 07/01/34(a)                15,867,216      17,103,696
--------------------------------------------------------------------------
  6.50%, 10/01/10 to 08/01/34(a)                45,110,272      47,608,656
--------------------------------------------------------------------------
  7.00%, 07/01/11 to 11/01/34(a)                54,300,546      57,604,531
--------------------------------------------------------------------------
  8.50%, 06/01/12 to 10/01/33(a)                 7,912,822       8,712,645
--------------------------------------------------------------------------
  10.00%, 03/01/16(a)                              146,513         160,685
--------------------------------------------------------------------------
  6.00%, 06/01/16 to 02/01/34(a)                39,375,216      41,252,411
--------------------------------------------------------------------------
  5.00%, 11/01/17 to 08/01/33(a)                 3,189,967       3,245,121
--------------------------------------------------------------------------
  8.00%, 12/01/17 to 08/01/32(a)                 6,875,957       7,416,057
--------------------------------------------------------------------------
  5.50%, 09/01/33 to 11/01/33(a)                 5,847,539       5,943,402
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(b)(c)             14,789,250      14,746,245
--------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(b)(c)             27,093,309      27,800,183
--------------------------------------------------------------------------
  8.50%, 12/01/30(b)                             1,519,829       1,666,587
--------------------------------------------------------------------------
  6.00%, 01/01/35(b)(c)                         29,920,200      30,944,885
==========================================================================
                                                               264,205,104
==========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.79%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 07/15/32(a)               $ 2,919,218   $   3,145,927
--------------------------------------------------------------------------
  9.00%, 09/15/08 to 09/20/17(a)                   512,179         571,852
--------------------------------------------------------------------------
  11.00%, 10/15/15(a)                                7,927           8,951
--------------------------------------------------------------------------
  9.50%, 09/15/16(a)                                 4,597           5,176
--------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19(a)                    6,051           6,820
--------------------------------------------------------------------------
  6.50%, 10/15/18 to 09/20/34(a)                37,552,312      39,658,319
--------------------------------------------------------------------------
  10.00%, 06/15/19(a)                              136,951         152,800
--------------------------------------------------------------------------
  7.00%, 07/15/19 to 03/15/34(a)                 4,143,801       4,409,083
--------------------------------------------------------------------------
  8.00%, 07/15/24 to 11/15/31(a)                 2,439,046       2,673,626
--------------------------------------------------------------------------
  8.50%, 02/15/25(a)                                60,189          66,006
--------------------------------------------------------------------------
  6.00%, 10/15/31 to 08/15/34(a)                14,334,491      14,889,235
==========================================================================
                                                                65,587,795
==========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $477,601,854)                                      477,078,259
==========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-23.36%

FEDERAL FARM CREDIT BANK-3.35%

Bonds,
  6.00%, 06/11/08(a)                             2,600,000       2,800,590
--------------------------------------------------------------------------
  5.75%, 01/18/11(a)                             2,000,000       2,168,400
--------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             2,500,000       2,661,075
--------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07(a)                            13,625,000      14,857,381
==========================================================================
                                                                22,487,446
==========================================================================

FEDERAL HOME LOAN BANK-4.52%

Unsec. Bonds,
  6.50%, 11/15/05(a)                               275,000         283,396
--------------------------------------------------------------------------
  7.25%, 02/15/07(a)                               895,000         966,367
--------------------------------------------------------------------------
  4.88%, 05/15/07(a)                             4,000,000       4,138,720
--------------------------------------------------------------------------
  3.50%, 11/15/07(a)                             4,650,000       4,653,487
--------------------------------------------------------------------------
  5.48%, 01/28/09(a)                             1,500,000       1,595,925
--------------------------------------------------------------------------
  6.00%, 12/23/11(a)                            18,000,000      18,633,600
==========================================================================
                                                                30,271,495
==========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.92%

Unsec. Global Notes,
  3.75%, 08/03/07(a)                            14,375,000      14,410,937
--------------------------------------------------------------------------
  5.13%, 10/15/08(a)                             4,000,000       4,197,640
--------------------------------------------------------------------------
  4.38%, 02/04/10(a)                            27,700,000(d)    27,776,452
==========================================================================
                                                                46,385,029
==========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.07%

Unsec. Global Bonds,
  6.63%, 11/15/30(a)                           $   700,000   $     833,525
--------------------------------------------------------------------------
Unsec. Global Notes,
  7.00%, 07/15/05(a)                             8,100,000       8,287,434
--------------------------------------------------------------------------
  3.66%, 02/25/09(a)                            26,055,000      25,742,601
--------------------------------------------------------------------------
  3.85%, 04/14/09(a)                             4,695,000       4,668,051
--------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05(a)                               300,000         303,498
--------------------------------------------------------------------------
Unsec. Sub. Disc. Deb.,
  7.37%, 10/09/19(a)(e)                          1,800,000         808,146
==========================================================================
                                                                40,643,255
==========================================================================

PRIVATE EXPORT FUNDING COMPANY-0.69%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                             2,701,000       3,021,096
--------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06(a)                             1,500,000       1,590,045
==========================================================================
                                                                 4,611,141
==========================================================================

TENNESSEE VALLEY AUTHORITY-1.81%

Series A, Bonds,
  6.79%, 05/23/12(a)                             5,000,000       5,756,750
--------------------------------------------------------------------------
Series G, Global Bonds,
  5.38%, 11/13/08(a)                             6,000,000       6,353,400
==========================================================================
                                                                12,110,150
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $156,138,280)                                      156,508,516
==========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


U.S. TREASURY SECURITIES-8.81%

U.S. TREASURY NOTES-7.07%

4.63%, 05/15/06(a)                             $14,375,000   $  14,707,350
--------------------------------------------------------------------------
2.38%, 08/31/06(a)                               7,500,000       7,423,800
--------------------------------------------------------------------------
4.00%, 11/15/12(a)                               1,480,000       1,478,846
--------------------------------------------------------------------------
4.25%, 08/15/13 to 08/15/14(a)                  23,700,000(d)    23,775,277
==========================================================================
                                                                47,385,273
==========================================================================

U.S. TREASURY BONDS-1.51%

9.25%, 02/15/16(a)                                 550,000         785,213
--------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24(a)                   6,050,000       7,935,707
--------------------------------------------------------------------------
7.63%, 02/15/25(a)                                 550,000         744,474
--------------------------------------------------------------------------
6.88%, 08/15/25(a)                                 500,000         630,080
==========================================================================
                                                                10,095,474
==========================================================================

U.S. TREASURY STRIPS-0.23%

6.79%, 11/15/18(a)(e)                            3,005,000       1,525,037
==========================================================================
    Total U.S. Treasury Securities (Cost
      $58,397,910)                                              59,005,784
==========================================================================

                                                 SHARES

MONEY MARKET FUNDS-13.02%

Government & Agency Portfolio-Institutional
  Class(f) (Cost $87,204,509)                   87,204,509      87,204,509
==========================================================================
TOTAL INVESTMENTS-116.40% (Cost $779,342,553)                  779,797,068
==========================================================================
OTHER ASSETS LESS LIABILITIES-(16.40%)                        (109,842,889)
==========================================================================
NET ASSETS-100.00%                                           $ 669,954,179
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $608,564,146, which represented 78.04% of the Fund's Total Investments. See Note 1A.
(b) Security purchased on forward commitment basis.
(c) This security is subject to dollar roll transactions. See Note 1F.
(d) All or a portion of principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at December 31, 2004.
(e) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:

Investments, at market value (cost
  $692,138,044)                                  $692,592,559
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $87,204,509)                               87,204,509
=============================================================
    Total investments (cost $779,342,553)         779,797,068
_____________________________________________________________
=============================================================
Receivables for:
  Fund shares sold                                  1,307,885
-------------------------------------------------------------
  Dividends and interest                            4,868,049
-------------------------------------------------------------
  Principal paydowns                                   76,478
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 64,379
-------------------------------------------------------------
Other assets                                              381
=============================================================
    Total assets                                  786,114,240
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            82,630,469
-------------------------------------------------------------
  Fund shares reacquired                              149,502
-------------------------------------------------------------
  Reverse repurchase agreements                    32,400,000
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              80,852
-------------------------------------------------------------
  Accrued interest expense                              8,501
-------------------------------------------------------------
Accrued administrative services fees                  789,439
-------------------------------------------------------------
Accrued distribution fees -- Series II                 11,070
-------------------------------------------------------------
Accrued transfer agent fees                             3,836
-------------------------------------------------------------
Accrued operating expenses                             86,392
=============================================================
    Total liabilities                             116,160,061
=============================================================
Net assets applicable to shares outstanding      $669,954,179
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $663,884,982
-------------------------------------------------------------
Undistributed net investment income                26,688,663
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (21,073,981)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                          454,515
=============================================================
                                                 $669,954,179
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $652,226,296
_____________________________________________________________
=============================================================
Series II                                        $ 17,727,883
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           54,054,719
_____________________________________________________________
=============================================================
Series II                                           1,476,666
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.07
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.01
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                         $23,403,862
------------------------------------------------------------
Dividends from affiliated money market funds         947,936
============================================================
    Total investment income                       24,351,798
============================================================

EXPENSES:

Advisory fees                                      2,816,229
------------------------------------------------------------
Administrative services fees                       1,561,525
------------------------------------------------------------
Custodian fees                                        78,847
------------------------------------------------------------
Distribution fees -- Series II                        48,016
------------------------------------------------------------
Interest                                             530,768
------------------------------------------------------------
Transfer agent fees                                   18,407
------------------------------------------------------------
Trustees' fees and retirement benefits                26,426
------------------------------------------------------------
Other                                                180,838
============================================================
    Total expenses                                 5,261,056
============================================================
Less: Fees waived and expenses reimbursed            (36,041)
============================================================
    Net expenses                                   5,225,015
============================================================
Net investment income                             19,126,783
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (492,458)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (3,698,196)
============================================================
Net gain (loss) from investment securities        (4,190,654)
============================================================
Net increase in net assets resulting from
  operations                                     $14,936,129
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 19,126,783    $ 16,274,785
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (492,458)     (3,652,253)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,698,196)     (7,310,145)
==========================================================================================
    Net increase in net assets resulting from operations        14,936,129       5,312,387
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (24,312,926)    (12,494,932)
------------------------------------------------------------------------------------------
  Series II                                                       (614,972)       (517,056)
==========================================================================================
    Total distributions from net investment income             (24,927,898)    (13,011,988)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                              --        (188,872)
------------------------------------------------------------------------------------------
  Series II                                                             --          (8,037)
==========================================================================================
    Total distributions from net realized gains                         --        (196,909)
==========================================================================================
    Decrease in net assets resulting from distributions        (24,927,898)    (13,208,897)
==========================================================================================
Share transactions-net:
  Series I                                                     135,529,759     105,720,568
------------------------------------------------------------------------------------------
  Series II                                                     (4,390,961)      7,735,685
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              131,138,798     113,456,253
==========================================================================================
    Net increase in net assets                                 121,147,029     105,559,743
==========================================================================================

NET ASSETS:

  Beginning of year                                            548,807,150     443,247,407
==========================================================================================

  End of year (including undistributed net investment income
    of $26,688,663 and $24,867,108, respectively)             $669,954,179    $548,807,150
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

                      AIM V.I. GOVERNMENT SECURITIES FUND

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $35,684.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $357 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $1,561,525, of which AIM retained $147,552 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $18,407.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to

                      AIM V.I. GOVERNMENT SECURITIES FUND
the extent necessary to limit total annual fund operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $48,016.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-
  Institutional
  Class           $29,711,054      $586,841,000      $(529,347,545)        $   --         $87,204,509     $947,936       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,924 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended December 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding in the amount of $35,052,077 with a weighted average interest rate of 1.51% and interest expense of $530,768.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $24,927,898    $13,015,275
----------------------------------------------------------------------------------------
Long-term capital gain                                                 --        193,622
========================================================================================
Total distributions                                           $24,927,898    $13,208,897
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 26,757,784
----------------------------------------------------------------------------
Undistributed appreciation -- investments                            212,050
----------------------------------------------------------------------------
Temporary book/tax differences                                       (69,121)
----------------------------------------------------------------------------
Capital loss carryforward                                        (19,635,413)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (1,196,103)
----------------------------------------------------------------------------
Shares of beneficial interest                                    663,884,982
============================================================================
Total net assets                                                $669,954,179
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2011                                                $11,708,442
-----------------------------------------------------------------------------
December 31, 2012                                                  7,926,971
=============================================================================
Total capital loss carryforward                                  $19,635,413
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $691,458,178 and $539,422,895, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 3,336,728
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,124,678)
===============================================================================
Net unrealized appreciation of investment securities               $   212,050
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $779,585,018.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on December 31, 2004, undistributed net investment income was increased by $7,622,670 and undistributed net realized gain (loss) was decreased by $7,622,670. This reclassification had no effect on the net assets of the Fund.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 9--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING(a)
========================================================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    16,435,650    $202,834,635     27,798,982    $ 345,400,431
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      359,723       4,410,391      1,689,953       20,857,500
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     2,015,997      24,312,926      1,038,804       12,683,804
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       51,247         614,971         43,218          525,093
========================================================================================================================
Reacquired:
  Series I                                                    (7,431,260)    (91,617,802)   (20,353,168)    (252,363,667)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (768,954)     (9,416,323)    (1,106,652)     (13,646,908)
========================================================================================================================
                                                              10,662,403    $131,138,798      9,111,137    $ 113,456,253
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.23       $  12.40       $  11.53       $  11.16       $ 10.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.40(a)        0.36(a)        0.49(a)        0.59(a)(b)    0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.09)         (0.23)          0.61           0.12          0.41
=================================================================================================================================
    Total from investment operations                              0.31           0.13           1.10           0.71          1.07
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.00)            --             --            --
=================================================================================================================================
    Total distributions                                          (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
=================================================================================================================================
Net asset value, end of period                                $  12.07       $  12.23       $  12.40       $  11.53       $ 11.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                   2.56%          1.07%          9.59%          6.41%        10.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $652,226       $526,482       $428,322       $150,660       $84,002
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.87%(d)       0.76%          0.81%          1.08%         0.97%
=================================================================================================================================
Ratio of net investment income to average net assets              3.20%(d)       2.93%          4.01%          5.09%(b)      6.03%
=================================================================================================================================
Ratio of interest expense to average net assets                   0.09%(d)       0.01%          0.01%          0.28%         0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             95%           265%           170%           199%           87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $578,844,331.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.17       $ 12.35    $ 11.52          $11.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.33(a)    0.46(a)         0.16(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.08)        (0.22)      0.60           (0.14)
====================================================================================================================
    Total from investment operations                             0.28          0.11       1.06            0.02
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.44)        (0.29)     (0.23)          (0.34)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.00)        --              --
====================================================================================================================
    Total distributions                                         (0.44)        (0.29)     (0.23)          (0.34)
====================================================================================================================
Net asset value, end of period                                $ 12.01       $ 12.17    $ 12.35          $11.52
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  2.27%         0.93%      9.25%           0.22%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,728       $22,325    $14,926          $  946
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.12%(c)      1.01%      1.06%           1.41%(d)
====================================================================================================================
Ratio of net investment income to average net assets             2.95%(c)      2.68%      3.76%           4.76%(d)
====================================================================================================================
Ratio of interest expense to average net assets                  0.09%(c)      0.01%      0.01%           0.28%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         95%          265%       170%            199%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year do not reflect charges assessed in connection with a variable product which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $19,206,467.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and

                      AIM V.I. GOVERNMENT SECURITIES FUND
acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                      AIM V.I. GOVERNMENT SECURITIES FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                              AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.49%

AEROSPACE & DEFENSE-1.39%

Boeing Co. (The)                                  55,000   $  2,847,350
-----------------------------------------------------------------------
General Dynamics Corp.                            23,000      2,405,800
=======================================================================
                                                              5,253,150
=======================================================================

AIR FREIGHT & LOGISTICS-0.60%

FedEx Corp.                                       23,000      2,265,270
=======================================================================

APPAREL RETAIL-0.76%

Chico's FAS, Inc.(a)                              63,000      2,868,390
=======================================================================

APPLICATION SOFTWARE-2.39%

Amdocs Ltd. (United Kingdom)(a)                  235,000      6,168,750
-----------------------------------------------------------------------
Intuit Inc.(a)                                    65,000      2,860,650
=======================================================================
                                                              9,029,400
=======================================================================

BIOTECHNOLOGY-3.12%

Biogen Idec Inc.(a)                               63,000      4,196,430
-----------------------------------------------------------------------
Genentech, Inc.(a)                                70,000      3,810,800
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         108,000      3,778,920
=======================================================================
                                                             11,786,150
=======================================================================

BROADCASTING & CABLE TV-0.77%

Univision Communications Inc.-Class A(a)         100,000      2,927,000
=======================================================================

COMMUNICATIONS EQUIPMENT-5.30%

Cisco Systems, Inc.(a)                           340,000      6,562,000
-----------------------------------------------------------------------
Motorola, Inc.                                   313,000      5,383,600
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          165,000      2,585,550
-----------------------------------------------------------------------
QUALCOMM Inc.                                     70,000      2,968,000
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               31,000      2,555,020
=======================================================================
                                                             20,054,170
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.74%

Best Buy Co., Inc.                                47,000      2,792,740
=======================================================================

COMPUTER HARDWARE-3.58%

Apple Computer, Inc.(a)                           62,000      3,992,800
-----------------------------------------------------------------------
Dell Inc.(a)                                     227,000      9,565,780
=======================================================================
                                                             13,558,580
=======================================================================

COMPUTER STORAGE & PERIPHERALS-2.45%

EMC Corp.(a)                                     310,000      4,609,700
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            55,000      4,675,000
=======================================================================
                                                              9,284,700
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER FINANCE-3.40%

American Express Co.                              85,000   $  4,791,450
-----------------------------------------------------------------------
MBNA Corp.                                       138,000      3,890,220
-----------------------------------------------------------------------
SLM Corp.                                         78,000      4,164,420
=======================================================================
                                                             12,846,090
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.34%

Alliance Data Systems Corp.(a)                    46,000      2,184,080
-----------------------------------------------------------------------
Automatic Data Processing, Inc.                   65,000      2,882,750
=======================================================================
                                                              5,066,830
=======================================================================

DEPARTMENT STORES-2.42%

J.C. Penney Co., Inc.                             71,000      2,939,400
-----------------------------------------------------------------------
Kohl's Corp.(a)                                   60,000      2,950,200
-----------------------------------------------------------------------
Nordstrom, Inc.                                   70,000      3,271,100
=======================================================================
                                                              9,160,700
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.85%

Cendant Corp.                                    300,000      7,014,000
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.51%

Cooper Industries, Ltd.-Class A (Bermuda)         43,000      2,919,270
-----------------------------------------------------------------------
Rockwell Automation, Inc.                        133,000      6,590,150
=======================================================================
                                                              9,509,420
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.27%

Agilent Technologies, Inc.(a)                    200,000      4,820,000
=======================================================================

FOOTWEAR-1.22%

NIKE, Inc.-Class B                                51,000      4,625,190
=======================================================================

GENERAL MERCHANDISE STORES-1.92%

Target Corp.                                     140,000      7,270,200
=======================================================================

HEALTH CARE EQUIPMENT-1.78%

Bard (C.R.), Inc.                                 47,000      3,007,060
-----------------------------------------------------------------------
Waters Corp.(a)                                   80,000      3,743,200
=======================================================================
                                                              6,750,260
=======================================================================

HEALTH CARE SERVICES-1.15%

Caremark Rx, Inc.(a)                              86,000      3,390,980
-----------------------------------------------------------------------
IMS Health Inc.                                   41,700        967,857
=======================================================================
                                                              4,358,837
=======================================================================

HEALTH CARE SUPPLIES-1.07%

Alcon, Inc. (Switzerland)                         50,000      4,030,000
=======================================================================

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-1.02%

Home Depot, Inc. (The)                            90,000   $  3,846,600
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.36%

Hilton Hotels Corp.                              185,000      4,206,900
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         16,000        934,400
=======================================================================
                                                              5,141,300
=======================================================================

HOUSEHOLD PRODUCTS-1.72%

Procter & Gamble Co. (The)                       118,000      6,499,440
=======================================================================

HOUSEWARES & SPECIALTIES-1.06%

Fortune Brands, Inc.                              52,000      4,013,360
=======================================================================

HYPERMARKETS & SUPER CENTERS-1.54%

Costco Wholesale Corp.                           120,000      5,809,200
=======================================================================

INDUSTRIAL CONGLOMERATES-4.84%

Textron Inc.                                      40,000      2,952,000
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                430,000     15,368,200
=======================================================================
                                                             18,320,200
=======================================================================

INDUSTRIAL MACHINERY-2.23%

Danaher Corp.                                     60,000      3,444,600
-----------------------------------------------------------------------
Eaton Corp.                                       30,000      2,170,800
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              35,000      2,810,500
=======================================================================
                                                              8,425,900
=======================================================================

INTEGRATED OIL & GAS-1.51%

BP PLC-ADR (United Kingdom)                       32,000      1,868,800
-----------------------------------------------------------------------
ChevronTexaco Corp.                               35,000      1,837,850
-----------------------------------------------------------------------
ConocoPhillips                                    23,000      1,997,090
=======================================================================
                                                              5,703,740
=======================================================================

INTERNET RETAIL-1.83%

Amazon.com, Inc.(a)                               22,500        996,525
-----------------------------------------------------------------------
eBay Inc.(a)                                      51,000      5,930,280
=======================================================================
                                                              6,926,805
=======================================================================

INTERNET SOFTWARE & SERVICES-3.36%

Google Inc.-Class A(a)                            20,000      3,862,000
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                   235,000      8,854,800
=======================================================================
                                                             12,716,800
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.85%

Goldman Sachs Group, Inc. (The)                   63,000      6,554,520
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     47,000      4,111,560
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         65,000      3,885,050
=======================================================================
                                                             14,551,130
=======================================================================

MANAGED HEALTH CARE-3.67%

Aetna Inc.                                        62,000      7,734,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

UnitedHealth Group Inc.                           70,000   $  6,162,100
=======================================================================
                                                             13,896,600
=======================================================================

MOTORCYCLE MANUFACTURERS-0.75%

Harley-Davidson, Inc.                             47,000      2,855,250
=======================================================================

MOVIES & ENTERTAINMENT-1.46%

Pixar(a)                                          24,000      2,054,640
-----------------------------------------------------------------------
Walt Disney Co. (The)                            125,000      3,475,000
=======================================================================
                                                              5,529,640
=======================================================================

OFFICE ELECTRONICS-1.06%

Xerox Corp.(a)                                   235,000      3,997,350
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.53%

BJ Services Co.                                   62,000      2,885,480
-----------------------------------------------------------------------
Varco International, Inc.(a)                     100,000      2,915,000
=======================================================================
                                                              5,800,480
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.63%

Citigroup Inc.                                    85,000      4,095,300
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             150,000      5,851,500
=======================================================================
                                                              9,946,800
=======================================================================

PERSONAL PRODUCTS-2.76%

Estee Lauder Cos. Inc. (The)-Class A             125,000      5,721,250
-----------------------------------------------------------------------
Gillette Co. (The)                               105,000      4,701,900
=======================================================================
                                                             10,423,150
=======================================================================

PHARMACEUTICALS-4.86%

Johnson & Johnson                                120,000      7,610,400
-----------------------------------------------------------------------
Pfizer Inc.                                       80,000      2,151,200
-----------------------------------------------------------------------
Sepracor Inc.(a)                                  63,000      3,740,310
-----------------------------------------------------------------------
Wyeth                                            115,000      4,897,850
=======================================================================
                                                             18,399,760
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.62%

Allstate Corp. (The)                              45,000      2,327,400
=======================================================================

RESTAURANTS-2.43%

McDonald's Corp.                                 150,000      4,809,000
-----------------------------------------------------------------------
Yum! Brands, Inc.                                 93,000      4,387,740
=======================================================================
                                                              9,196,740
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.55%

Novellus Systems, Inc.(a)                        210,000      5,856,900
=======================================================================

SEMICONDUCTORS-3.46%

Analog Devices, Inc.                             135,000      4,984,200
-----------------------------------------------------------------------
Microchip Technology Inc.                        135,000      3,599,100
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

National Semiconductor Corp.                     250,000   $  4,487,500
=======================================================================
                                                             13,070,800
=======================================================================

SOFT DRINKS-0.75%

PepsiCo, Inc.                                     54,000      2,818,800
=======================================================================

SPECIALTY CHEMICALS-0.74%

Ecolab Inc.                                       80,000      2,810,400
=======================================================================

SYSTEMS SOFTWARE-5.87%

McAfee Inc.(a)                                   140,000      4,050,200
-----------------------------------------------------------------------
Microsoft Corp.                                  130,000      3,472,300
-----------------------------------------------------------------------
Oracle Corp.(a)                                  415,000      5,693,800
-----------------------------------------------------------------------
Symantec Corp.(a)                                210,000      5,409,600
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(a)                        125,000   $  3,568,750
=======================================================================
                                                             22,194,650
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $288,480,773)                         376,350,272
=======================================================================

MONEY MARKET FUNDS-1.18%

Liquid Assets Portfolio-Institutional
  Class(b)                                     2,220,563      2,220,563
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    2,220,563      2,220,563
=======================================================================
    Total Money Market Funds (Cost
      $4,441,126)                                             4,441,126
=======================================================================
TOTAL INVESTMENTS-100.67% (Cost $292,921,899)               380,791,398
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.67%)                        (2,519,916)
=======================================================================
NET ASSETS-100.00%                                         $378,271,482
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $288,480,773)                                 $ 376,350,272
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,441,126)                                 4,441,126
=============================================================
    Total investments (cost $292,921,899)         380,791,398
=============================================================
Foreign currencies, at market value (cost
  $123)                                                   152
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,260,626
-------------------------------------------------------------
  Fund shares sold                                     26,267
-------------------------------------------------------------
  Dividends                                           228,611
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 68,110
-------------------------------------------------------------
Other assets                                            6,638
=============================================================
    Total assets                                  384,381,802
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,019,433
-------------------------------------------------------------
  Fund shares reacquired                              493,964
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              91,314
-------------------------------------------------------------
Accrued administrative services fees                  464,967
-------------------------------------------------------------
Accrued distribution fees -- Series II                  8,337
-------------------------------------------------------------
Accrued operating expenses                             32,305
=============================================================
    Total liabilities                               6,110,320
=============================================================
Net assets applicable to shares outstanding     $ 378,271,482
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 723,536,883
-------------------------------------------------------------
Undistributed net investment income (loss)            (75,266)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts     (433,059,662)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                87,869,527
=============================================================
                                                $ 378,271,482
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 365,108,091
_____________________________________________________________
=============================================================
Series II                                       $  13,163,391
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           22,742,817
_____________________________________________________________
=============================================================
Series II                                             826,197
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       16.05
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       15.93
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $24,155)                                       $ 3,293,334
------------------------------------------------------------
Dividends from affiliated money market funds          65,374
============================================================
    Total investment income                        3,358,708
============================================================

EXPENSES:

Advisory fees                                      2,428,388
------------------------------------------------------------
Administrative services fees                         911,928
------------------------------------------------------------
Custodian fees                                        30,729
------------------------------------------------------------
Distribution fees -- Series II                        29,693
------------------------------------------------------------
Transfer agent fees                                   21,499
------------------------------------------------------------
Trustees' fees and retirement benefits                21,067
------------------------------------------------------------
Other                                                 97,086
============================================================
    Total expenses                                 3,540,390
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,756)
============================================================
    Net expenses                                   3,538,634
============================================================
Net investment income (loss)                        (179,926)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                           34,312,412
------------------------------------------------------------
  Option contracts written                           202,375
============================================================
                                                  34,514,787
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (5,082,670)
------------------------------------------------------------
  Foreign currencies                                      11
============================================================
                                                  (5,082,659)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 29,432,128
============================================================
Net increase in net assets resulting from
  operations                                     $29,252,202
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (179,926)   $   (486,112)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     34,514,787      (4,198,771)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (5,082,659)    102,214,600
==========================================================================================
    Net increase in net assets resulting from operations        29,252,202      97,529,717
==========================================================================================
Share transactions-net:
  Series I                                                     (55,702,056)    (64,742,379)
------------------------------------------------------------------------------------------
  Series II                                                      2,385,025       5,557,072
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (53,317,031)    (59,185,307)
==========================================================================================
    Net increase (decrease) in net assets                      (24,064,829)     38,344,410
==========================================================================================

NET ASSETS:

  Beginning of year                                            402,336,311     363,991,901
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(75,266) and $(71,307), respectively)          $378,271,482    $402,336,311
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                              AIM V.I. GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short
                              AIM V.I. GROWTH FUND
sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,483.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $271 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $911,928, of which AIM retained $98,297 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $21,499.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $29,693.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,393,449       $ 69,051,555      $ (71,224,441)        $   --         $2,220,563       $32,925       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,393,449         69,051,555        (71,224,441)            --          2,220,563        32,449           --
==================================================================================================================================
    Total         $8,786,898       $138,103,110      $(142,448,882)        $   --         $4,441,126       $65,374       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

                              AIM V.I. GROWTH FUND

NOTE 5--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $10,803,473 and $2,496,705, respectively.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,520 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                 --       $      --
------------------------------------------------------------------------------------
Written                                                          672         230,482
------------------------------------------------------------------------------------
Closed                                                           (72)       (122,444)
------------------------------------------------------------------------------------
Expired                                                         (600)       (108,038)
====================================================================================
End of year                                                       --       $      --
____________________________________________________________________________________
====================================================================================

                              AIM V.I. GROWTH FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  83,962,469
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (82,466)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (429,145,404)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     723,536,883
=============================================================================
Total net assets                                                $ 378,271,482
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and other tax deferrals. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $28.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $427,958,083 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $30,838,198 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $299,869,553
-----------------------------------------------------------------------------
December 31, 2010                                                103,262,179
-----------------------------------------------------------------------------
December 31, 2011                                                 26,013,672
=============================================================================
Total capital loss carryforward                                 $429,145,404
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of INVESCO VIF-Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $316,237,039 and $369,268,747, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $85,133,126
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,170,685)
===============================================================================
Net unrealized appreciation of investment securities               $83,962,441
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $296,828,957.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2004, undistributed net investment income (loss) was increased by $176,132, undistributed net realized gain (loss) was increased by $3,374,294 and shares of beneficial interest decreased by $3,550,426. Further, as a result of tax deferrals acquired in the reorganization of INVESCO VIF-Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $165, undistributed net realized gain (loss) was decreased by $5,101,442 and shares of beneficial interest increased by $5,101,607. These reclassifications had no effect on the net assets of the Fund.

                              AIM V.I. GROWTH FUND

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,624,088    $  39,797,986      5,011,173    $  64,150,735
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                      417,397        6,230,930        572,562        7,394,324
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                       451,258        6,684,290             --               --
=========================================================================================================================
Reacquired:
  Series I                                                    (6,809,056)    (102,184,332)   (10,506,555)    (128,893,114)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (255,813)      (3,845,905)      (150,413)      (1,837,252)
=========================================================================================================================
                                                              (3,572,126)   $ (53,317,031)    (5,073,233)   $ (59,185,307)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 70% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-Growth Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 451,258 shares of the Fund for 1,093,801 shares of INVESCO VIF-Growth Fund outstanding as of the close of business April 29, 2004. INVESCO VIF-Growth Fund's net assets at that date of $6,684,290 including $435,251 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $388,609,444.

                              AIM V.I. GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.83         $  11.30     $  16.37     $  24.81     $  32.25
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)        (0.02)       (0.03)(b)    (0.03)(b)     0.03
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.23             3.55        (5.04)       (8.37)       (6.60)
==============================================================================================================================
    Total from investment operations                              1.22             3.53        (5.07)       (8.40)       (6.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --           --        (0.04)       (0.00)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --           --           --        (0.87)
==============================================================================================================================
    Total distributions                                             --               --           --        (0.04)       (0.87)
==============================================================================================================================
Net asset value, end of period                                $  16.05         $  14.83     $  11.30     $  16.37     $  24.81
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   8.23%           31.24%      (30.97)%     (33.86)%     (20.49)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $365,108         $392,533     $361,259     $601,648     $879,182
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           0.91%(d)         0.89%        0.91%        0.88%        0.83%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.04)%(a)(d)    (0.13)%      (0.21)%      (0.17)%       0.11%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             88%             101%         195%         239%         162%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $372,021,041.

                              AIM V.I. GROWTH FUND

                                                                                         SERIES II
                                                              ---------------------------------------------------------------
                                                                                                           SEPTEMBER 19, 2001
                                                                                                              (DATE SALES
                                                                     YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              -------------------------------------           DECEMBER 31,
                                                               2004           2003           2002                 2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.75        $11.27         $ 16.36              $14.67
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)     (0.03)          (0.06)(b)           (0.02)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.22          3.51           (5.03)               1.75
=============================================================================================================================
    Total from investment operations                             1.18          3.48           (5.09)               1.73
=============================================================================================================================
Less dividends from net investment income                          --            --              --               (0.04)
=============================================================================================================================
Net asset value, end of period                                $ 15.93        $14.75         $ 11.27              $16.36
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  8.00%        30.88%         (31.11)%             11.79%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,163        $9,803         $ 2,733              $  604
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)      1.14%           1.16%               1.17%(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.29)%(a)(d)  (0.38)%        (0.46)%             (0.46)%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(f)                                         88%          101%            195%                239%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.39)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $11,877,028.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

                              AIM V.I. GROWTH FUND

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                              AIM V.I. GROWTH FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                              AIM V.I. GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                            AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-86.43%

ADVERTISING-0.43%

Dex Media Inc., Unsec Disc. Global Notes,
  9.00%, 11/15/13(a)(b)                        $  200,000   $   157,500
-----------------------------------------------------------------------
Dex Media West LLC/Dex Media Finance Co., Sr.
  Notes, 5.88%, 11/15/11 (Acquired 11/09/04;
  Cost $260,000)(a)(c)(d)                         260,000       260,000
=======================================================================
                                                                417,500
=======================================================================

AEROSPACE & DEFENSE-1.85%

Argo-Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                       440,000       485,100
-----------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                              200,000       225,000
-----------------------------------------------------------------------
Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Global Notes, 8.38%,
  12/15/13(a)                                      70,000        75,250
-----------------------------------------------------------------------
DRS Technologies Inc.,
  Sr. Sub. Notes,
  6.88%, 11/01/13 (Acquired 12/15/04; Cost
  $73,500)()(a)(c)(d)                              70,000        73,500
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 6.88%,
  11/01/13(a)                                     160,000       168,000
-----------------------------------------------------------------------
K & F Acquisition Inc., Sr. Sub. Notes,
  7.75%, 11/15/14 (Acquired 11/05/04; Cost
  $70,000)(a)(c)(d)                                70,000        72,625
-----------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14(a)           495,000       512,325
-----------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                        80,000        90,200
-----------------------------------------------------------------------
Standard Aero Holdings, Inc. Sr. Sub. Notes,
  8.25%, 09/01/14 (Acquired 08/17/04; Cost
  $100,000)(a)(c)                                 100,000       108,500
=======================================================================
                                                              1,810,500
=======================================================================

AIR FREIGHT & LOGISTICS-0.29%

Park-Ohio Industries Inc., Sr. Sub. Notes,
  8.38%, 11/15/14 (Acquired
  11/19/04-12/07/04; Cost $280,875)(a)(c)(d)      280,000       280,700
=======================================================================

AIRLINES-1.02%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05(a)                                     370,000       367,225
-----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06(a)                       650,000       627,250
=======================================================================
                                                                994,475
=======================================================================

ALUMINUM-0.14%

Century Aluminum Co., Sr. Unsec. Gtd. Notes,
  7.50%, 08/15/14 (Acquired 08/10/04; Cost
  $130,000)(a)(c)                                 130,000       139,100
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
APPAREL, ACCESSORIES & LUXURY GOODS-0.26%

Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                     235,000       259,675
=======================================================================

AUTO PARTS & EQUIPMENT-1.35%

Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                   $  115,000   $   115,000
-----------------------------------------------------------------------
Collins & Aikman Products Corp., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11(a)          155,000       158,875
-----------------------------------------------------------------------
Delco Remy International, Inc., Sr. Sec.
  Floating Rate Global Notes, 6.07%,
  04/15/09(a)(e)                                  130,000       132,600
-----------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired
  10/20/03-09/23/04; Cost $276,000)(a)(c)         280,000       263,900
-----------------------------------------------------------------------
R.J. Tower Corp., Sr. Unsec. Gtd. Global
  Notes, 12.00%, 06/01/13(a)                      340,000       265,200
-----------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%,
  07/15/13(a)                                      80,000        94,800
-----------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                     249,000       290,085
=======================================================================
                                                              1,320,460
=======================================================================

BROADCASTING & CABLE TV-7.59%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
  9.50%, 03/01/05(a)(f)                           850,000     1,032,750
-----------------------------------------------------------------------
  10.88%, 10/01/10(a)(f)                        1,030,000     1,019,700
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(a)(f)                                  140,000       136,500
-----------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12(a)           385,000       401,362
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 6.67%, 04/01/09
  (Acquired 03/30/04; Cost $515,000)(a)(c)(g)     515,000       551,050
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Global Notes, 11.13%,
  01/15/11(a)                                     435,000       395,306
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11(a)            200,000       171,250
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $514,113)(a)(c)                                 530,000       555,175
-----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11(a)                       395,000       427,587
-----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08(a)                       590,000       601,800
-----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                       250,000       240,625
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 05/15/03-12/02/04; Cost
  $325,574)(a)(c)                                 336,877       325,928
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05(a)(d)(f)              $  390,000   $   248,625
-----------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired 08/13/04; Cost
  $323,125)(a)(c)                                 325,000       357,500
-----------------------------------------------------------------------
Rogers Cable Inc. (Canada), Sr. Sec. Second
  Priority Notes, 6.75%, 03/15/15 (Acquired
  11/19/04; Cost $35,000)(a)(c)(d)                 35,000        35,744
-----------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Notes, 7.25%, 12/15/12 (Acquired
  11/19/04; Cost $175,000)(a)(c)(d)               175,000       185,937
-----------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Notes, 6.88%,
  01/15/14 (Acquired 11/15/04; Cost
  $220,500)(a)(c)(d)                              210,000       218,400
-----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                      429,000       509,437
=======================================================================
                                                              7,414,676
=======================================================================

BUILDING PRODUCTS-0.85%

Building Materials Corp. of America,
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08(a)       390,000       402,675
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%,
  07/15/05(a)                                     280,000       286,300
-----------------------------------------------------------------------
THL Buildco Inc. (Nortek Inc.), Sr. Sub.
  Notes, 8.50%, 09/01/14 (Acquired 08/12/04;
  Cost $130,000)(a)(c)                            130,000     136,500()
=======================================================================
                                                                825,475
=======================================================================

CASINOS & GAMING-2.56%

Aztar Corp., Sr. Sub. Global Notes, 7.88%,
  06/15/14(a)                                     240,000       265,800
-----------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                              400,000       423,000
-----------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Global Notes,
  8.13%, 06/01/12(a)                              115,000       123,912
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)           760,000       784,700
-----------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)           455,000       485,712
-----------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                       130,000       134,550
-----------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                     195,000       207,187
-----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10(a)       70,000        80,500
=======================================================================
                                                              2,505,361
=======================================================================

COMMODITY CHEMICALS-1.58%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                             685,000       792,887
-----------------------------------------------------------------------
Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)                652,000       748,170
=======================================================================
                                                              1,541,057
=======================================================================

COMMUNICATIONS EQUIPMENT-1.02%

Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/15/29(a)                 465,000       425,475
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nortel Networks Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06(a)                    $  350,000   $   357,875
-----------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)      205,000       213,200
=======================================================================
                                                                996,550
=======================================================================

CONSTRUCTION & ENGINEERING-0.40%

Great Lakes Dredge & Dock Co., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)      425,000       391,000
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.26%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $498,815)(a)(c)                                 505,000       565,600
-----------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11(a)                               55,000        59,262
-----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11(a)                       590,000       665,225
-----------------------------------------------------------------------
Trinity Industries, Inc., Sr. Global Notes,
  6.50%, 03/15/14(a)                              530,000       534,637
-----------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                              365,000       385,075
=======================================================================
                                                              2,209,799
=======================================================================

CONSTRUCTION MATERIALS-0.55%

Goodman Global Holding Co.,
  Inc., Sr. Floating Rate Notes, 5.76%,
  06/15/12 (Acquired 12/15/04; Cost
  $15,000)(a)(c)(d)(g)                             15,000        15,300
-----------------------------------------------------------------------
  Inc., Sr. Sub. Notes, 7.88%, 12/15/12
  (Acquired 12/15/04; Cost $70,000)(a)(c)(d)       70,000        69,650
-----------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $205,000)(a)(c)(d)                              205,000       205,000
-----------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)                225,000       243,562
=======================================================================
                                                                533,512
=======================================================================

CONSUMER FINANCE-0.87%

Dollar Financial Group Inc., Sr. Gtd. Global
  Notes, 9.75%, 11/15/11(a)                       780,000       852,150
=======================================================================

DISTILLERS & VINTNERS-0.28%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)      250,000       274,375
=======================================================================

DIVERSIFIED CHEMICALS-0.31%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09(a)                                     165,000       191,400
-----------------------------------------------------------------------
Innophos Inc., Sr. Sub. Notes, 8.88%,
  08/15/14 (Acquired 08/03/04; Cost
  $100,000)(a)(c)                                 100,000       108,500
=======================================================================
                                                                299,900
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.47%

Cornell Cos., Inc., Sr. Unsec. Gtd. Global
  Notes, 10.75%, 07/01/12(a)                      240,000       261,000
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                    $  180,000   $   193,500
=======================================================================
                                                                454,500
=======================================================================

DIVERSIFIED METALS & MINING-0.14%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                     130,000       135,200
=======================================================================

DRUG RETAIL-1.03%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Notes, 7.63%, 08/01/12 (Acquired
  07/20/04; Cost $485,000)(a)(c)                  485,000       515,919
-----------------------------------------------------------------------
  Sr. Sub. Notes, 8.50%, 08/01/14 (Acquired
  09/16/04-09/17/04; Cost $475,506)(a)(c)(d)      475,000       490,437
=======================================================================
                                                              1,006,356
=======================================================================

ELECTRIC UTILITIES-3.48%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)                330,000       362,587
-----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                     271,920       279,324
-----------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Second Priority Global Notes,
  8.75%, 05/01/34(a)                              330,000       376,200
-----------------------------------------------------------------------
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                       635,000       714,375
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                      705,000       883,012
-----------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $725,950)(a)(c)         720,000       788,400
=======================================================================
                                                              3,403,898
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.61%

Celestica Inc. (Canada), Sr. Sub. Notes,
  7.88%, 07/01/11(a)                               95,000       102,362
-----------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13(a)       345,000       355,350
-----------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10(a)                      120,000       139,200
=======================================================================
                                                                596,912
=======================================================================

ENVIRONMENTAL SERVICES-0.53%

Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                     490,000       521,850
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.30%

IMC Global Inc.,
  Sr. Unsec. Global Notes, 10.88%,
  08/01/13(a)                                     225,000       282,375
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
    10.88%, 06/01/08(a)                             7,000         8,435
=======================================================================
                                                                290,810
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

FOOD RETAIL-0.15%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)             $  125,000   $   142,187
=======================================================================

FOREST PRODUCTS-0.45%

Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Yankee Notes,
  6.75%, 03/15/14(a)                              100,000        98,250
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  6.75%, 03/15/14(a)                              235,000       229,712
-----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)     100,000       107,500
=======================================================================
                                                                435,462
=======================================================================

GAS UTILITIES-0.28%

Inergy LP/Inergy Finance Corp., Sr. Notes,
  6.88%, 12/15/14 (Acquired 12/17/04; Cost
  $100,000)(a)(c)(d)                              100,000       101,000
-----------------------------------------------------------------------
SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)             85,000        92,333
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)      75,000        80,625
=======================================================================
                                                                273,958
=======================================================================

HEALTH CARE DISTRIBUTORS-0.10%

National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $80,000)(a)(c)                    80,000        93,000
=======================================================================

HEALTH CARE EQUIPMENT-1.42%

Bio-Rad Laboratories, Inc., Sr. Sub. Notes,
  6.13%, 12/15/14 (Acquired 12/13/04; Cost
  $140,000)(a)(c)(d)                              140,000       141,400
-----------------------------------------------------------------------
Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                     337,000       377,440
-----------------------------------------------------------------------
Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13(a)                                     275,000       323,125
-----------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12(a)                      320,000       377,600
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09(a)                              150,000       165,000
=======================================================================
                                                              1,384,565
=======================================================================

HEALTH CARE FACILITIES-3.47%

Alderwoods Group Inc., Sr. Notes, 7.75%,
  09/15/12 (Acquired 08/05/04; Cost
  $65,000)(a)(c)(d)                                65,000        70,444
-----------------------------------------------------------------------
Ardent Health Services Inc., Sr. Sub. Global
  Notes, 10.00%, 08/15/13(a)                       50,000        52,750
-----------------------------------------------------------------------
Beverly Enterprises, Inc., Sr. Sub. Notes,
  7.88%, 06/15/14 (Acquired 06/18/04; Cost
  $290,038)(a)(c)                                 295,000       317,862
-----------------------------------------------------------------------
Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Notes, 9.13%, 06/01/12 (Acquired
  05/25/04; Cost $113,405)(a)(c)                  115,000       129,662
-----------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13(a)                       160,000       174,400
-----------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09(a)           50,000        51,875
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

HCA, Inc., Global Notes,
  5.50%, 12/01/09(a)                           $  140,000   $   140,780
-----------------------------------------------------------------------
  6.38%, 01/15/15(a)                               70,000        70,458
-----------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11(a)                              695,000       719,325
-----------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14
  (Acquired 06/15/04; Cost $214,883)(a)(c)        220,000       239,800
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)            345,000       322,575
-----------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Sub. Notes,
  7.00%, 11/15/13(a)                              545,000       558,625
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11(a)                                     470,000       538,150
=======================================================================
                                                              3,386,706
=======================================================================

HEALTH CARE SERVICES-0.49%

Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)          250,000       281,250
-----------------------------------------------------------------------
Team Health Inc., Sr. Sub. Global Notes,
  9.00%, 04/01/12(a)                              200,000       196,500
=======================================================================
                                                                477,750
=======================================================================

HEALTH CARE SUPPLIES-0.21%

Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $195,000)(a)(c)                            195,000       204,750
=======================================================================

HOMEBUILDING-0.57%

Technical Olympic USA, Inc.,
  Sr. Sub. Notes, 7.50%, 01/15/15 (Acquired
  12/14/04; Cost $140,000)(a)(c)(d)               140,000       141,400
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.00%,
  07/01/10(a)                                     205,000       220,375
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11(a)               170,000       190,400
=======================================================================
                                                                552,175
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.25%

Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired 09/27/04;
  Cost $500,000)(a)(c)(d)                         500,000       536,250
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                       400,000       430,000
-----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11(a)                                     250,000       275,000
-----------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11(a)                              120,000       134,400
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10(a)      70,000        79,450
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                     450,000       534,375
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12(a)       185,000       211,825
=======================================================================
                                                              2,201,300
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.06%

Fedders North America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/14(a)             $   70,000   $    57,400
=======================================================================

HOUSEWARES & SPECIALTIES-0.14%

Ames True Temper Inc., Sr. Sub. Global Notes,
  10.00%, 07/15/12(a)                             135,000       139,050
=======================================================================

INDUSTRIAL CONGLOMERATES-0.29%

Polypore, Inc., Sr. Sub. Global Notes, 8.75%,
  05/15/12(a)                                     270,000       282,150
=======================================================================

INDUSTRIAL MACHINERY-1.51%

Aearo Co. Inc., Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                     140,000       144,900
-----------------------------------------------------------------------
Dresser-Rand Group Inc., Sr. Sub.Notes,
  7.38%, 11/01/14 (Acquired 10/14/04; Cost
  $475,000)(a)(c)(d)                              475,000       486,875
-----------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)          143,000       165,165
-----------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Global Notes, 6.88%, 05/01/14(a)                180,000       187,650
-----------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 10/20/03-09/30/04; Cost
  $456,738)(a)(c)                                 495,000       492,525
=======================================================================
                                                              1,477,115
=======================================================================

INTEGRATED OIL & GAS-0.64%

Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13(a)                              545,000       620,619
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.67%

Citizens Communications Co., Sr. Notes,
  6.25%, 01/15/13(a)                              205,000       209,266
-----------------------------------------------------------------------
Embratel Participacoes S.A.-Series B
  (Brazil), Gtd. Global Notes, 11.00%,
  12/15/08(a)                                     270,000       309,150
-----------------------------------------------------------------------
LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07(a)                                     620,000       606,050
-----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                     500,000       543,750
-----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09(a)                              650,000       648,375
-----------------------------------------------------------------------
  7.25%, 02/15/11(a)                              345,000       338,962
-----------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes,
  7.25%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $564,753)(a)(c)         595,000       617,312
-----------------------------------------------------------------------
Qwest Corp., Sr. Notes, 7.88%, 09/01/11
  (Acquired 11/18/04; Cost $301,000)(a)(c)(d)     280,000       305,200
=======================================================================
                                                              3,578,065
=======================================================================

LEISURE FACILITIES-0.56%

Six Flags, Inc. Sr. Global Notes, 9.63%,
  06/01/14(a)                                     200,000       203,500
-----------------------------------------------------------------------
Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10(a)           170,000       201,025
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
LEISURE FACILITIES-(CONTINUED)

Universal City Florida Holding Co. I/II,
  Sr. Floating Rate Notes, 7.20%, 05/01/10
  (Acquired 12/02/04; Cost
  $70,000)(a)(c)(d)(e)                         $   70,000   $    73,325
-----------------------------------------------------------------------
  Sr. Notes, 8.38%, 05/01/10
  (Acquired 12/02/04; Cost $70,000)(a)(c)(d)       70,000        73,325
=======================================================================
                                                                551,175
=======================================================================

LIFE & HEALTH INSURANCE-0.05%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $49,408)(a)(c)          50,000        52,091
=======================================================================

MARINE-0.45%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13(a)                265,000       297,794
-----------------------------------------------------------------------
Stena A.B./(Sweden), Sr. Notes, 7.00%,
  12/01/16 (Acquired 11/18/04; Cost
  $140,000)(a)(c)(d)                              140,000       139,300
=======================================================================
                                                                437,094
=======================================================================

METAL & GLASS CONTAINERS-4.16%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13(a)                      205,000       220,375
-----------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                             270,000       280,800
-----------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                     120,000       137,400
-----------------------------------------------------------------------
Graham Packaging Co. Inc., Sr. Notes, 8.50%,
  10/15/12 (Acquired 09/29/04; Cost
  $475,000)(a)(c)(d)                              475,000       499,938
-----------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                       250,000       278,750
-----------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Notes, 6.75%, 12/01/14
  (Acquired 11/23/04; Cost $175,000)(a)(c)(d)     175,000       178,500
-----------------------------------------------------------------------
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11(a)                              215,000       233,275
-----------------------------------------------------------------------
  8.75%, 11/15/12(a)                              375,000       426,563
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                     455,000       501,638
-----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11(a)               285,000       322,763
-----------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. Disc. Global Notes, 11.13%,
  06/15/09(a)(b)                                  435,000       403,463
-----------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09(a)                                     350,000       384,125
-----------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes,
  10.88%, 07/15/10(a)                             185,000       197,025
=======================================================================
                                                              4,064,615
=======================================================================

MOVIES & ENTERTAINMENT-1.13%

AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes, 9.88%,
  02/01/12(a)                                     325,000       355,875
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 8.00%,
    03/01/14(a)                                   390,000       390,000
-----------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                       130,000       146,250
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
MOVIES & ENTERTAINMENT-(CONTINUED)

Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $205,000)(a)(c)                              $  205,000   $   211,150
=======================================================================
                                                              1,103,275
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.09%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                              755,000       822,006
-----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                              562,854       633,210
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08(a)        85,000        70,125
-----------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes,
  8.75%, 07/15/13
  (Acquired 07/10/03-05/11/04; Cost
  $391,888)(a)(c)                                 415,000       343,413
-----------------------------------------------------------------------
  9.63%, 09/30/14
  (Acquired 09/28/04; Cost $342,281)(a)(c)(d)     345,000       357,938
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  8.25%, 08/15/05(a)                              225,000       228,938
-----------------------------------------------------------------------
  8.75%, 07/15/07(a)                              795,000       703,575
-----------------------------------------------------------------------
Calpine Generating Co., Sec. Floating Rate
  Global Notes, 7.76%, 04/01/10(a)(e)             395,000       389,075
-----------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Global Notes, 7.75%, 08/01/10(a)             90,000        98,775
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08(a)     480,000       532,200
-----------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/25/03; Cost $301,310)(a)(c)         300,000       343,875
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12(a)      95,000       100,225
-----------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(a)(d)(f)                  85,000        91,588
-----------------------------------------------------------------------
Reliant Energy Inc.,
  Sr. Sec. Notes, 6.75%, 12/15/14(a)              210,000       211,050
-----------------------------------------------------------------------
  Sr. Sec. Global Notes,
  9.25%, 07/15/10(a)                              380,000       427,500
-----------------------------------------------------------------------
  9.50%, 07/15/13(a)                              330,000       377,025
-----------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17(a)               190,553       219,612
=======================================================================
                                                              5,950,130
=======================================================================

OFFICE ELECTRONICS-0.49%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                     435,000       479,588
=======================================================================

OIL & GAS DRILLING-0.18%

Parker Drilling Co., Sr. Floating Rate Notes,
  7.15%, 09/01/10 (Acquired 08/18/04; Cost
  $165,000)(a)(c)(e)                              165,000       173,663
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.63%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Global Notes, 7.38%, 05/01/14(a)                365,000       385,988
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09(a)             $  260,000   $   289,900
-----------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14(a)                   115,000       129,375
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.63%,
  12/15/10(a)                                     135,000       148,500
-----------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13(a)                                     335,000       343,375
-----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11(a)                              265,000       291,831
=======================================================================
                                                              1,588,969
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.80%

Paramount Resource Ltd. (Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14(a)                       188,000       228,420
-----------------------------------------------------------------------
Stone Energy Corp. Sr. Sub. Notes, 6.75%,
  12/15/14 (Acquired 12/08/04; Cost
  $70,000)(a)(c)(d)                                70,000        70,350
-----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                     440,000       478,500
=======================================================================
                                                                777,270
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.53%

CITGO Petroleum Corp., Sr. Notes, 6.00%,
  10/15/11 (Acquired 10/15/04; Cost
  $337,620)(a)(c)(d)                              340,000       340,000
-----------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                     655,000       691,025
-----------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)           495,000       522,225
-----------------------------------------------------------------------
MarkWest Energy Partners L.P./MarkWest Energy
  Finance Corp., Sr. Notes, 6.88%, 11/01/14
  (Acquired 10/19/04-10/20/04; Cost
  $372,388)(a)(c)(d)                              370,000       377,400
-----------------------------------------------------------------------
Pacific Energy Partners L.P./Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                              160,000       171,200
-----------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)                230,000       250,125
-----------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                      80,000        83,600
-----------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10(a)                        35,000        39,594
=======================================================================
                                                              2,475,169
=======================================================================

PACKAGED FOODS & MEATS-0.68%

Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12(a)                       140,000       157,850
-----------------------------------------------------------------------
Pinnacle Foods Holding Corp.,
  Sr. Sub. Notes, 8.25%, 12/01/13 (Acquired
  02/05/04; Cost $202,012)(a)(c)                  195,000       186,225
-----------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $100,000)(a)(c)                                 100,000        95,500
-----------------------------------------------------------------------
Smithfield Foods, Inc., Sr. Notes, 7.00%,
  08/01/11 (Acquired 11/15/04; Cost
  $222,600)(a)(c)(d)                              210,000       224,175
=======================================================================
                                                                663,750
=======================================================================

PAPER PACKAGING-0.27%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13(a)         250,000       268,125
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

PAPER PRODUCTS-2.54%

Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                  $  575,000   $   583,625
-----------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13(a)                       415,000       441,975
-----------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                       315,000       329,175
-----------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08(a)       100,000       109,000
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10(a)                                     555,000       648,656
-----------------------------------------------------------------------
Neenah Paper, Inc., Sr. Notes, 7.38%,
  11/15/14 (Acquired 11/18/04; Cost
  $157,275)(a)(c)(d)                              155,000       157,325
-----------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11(a)                                     200,000       215,500
=======================================================================
                                                              2,485,256
=======================================================================

PERSONAL PRODUCTS-0.43%

Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                       385,000       422,538
=======================================================================

PHARMACEUTICALS-0.78%

Athena Neurosciences Finance, LLC., Sr.
  Unsec. Gtd. Unsub. Notes, 7.25%,
  02/21/08(a)                                     210,000       220,500
-----------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Notes, 7.75%, 11/15/11
  (Acquired 11/10/04; Cost $70,000)(a)(c)(d)       70,000        75,250
-----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)         445,000       466,138
=======================================================================
                                                                761,888
=======================================================================

PUBLISHING-0.20%

PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                     185,000       191,475
=======================================================================

RAILROADS-1.40%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07(a)      855,000       923,400
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09(a)                                     200,000       204,000
-----------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08(a)                210,000       239,400
=======================================================================
                                                              1,366,800
=======================================================================

REAL ESTATE-2.11%

Host Marriott L.P.,
  Sr. Unsec. Notes, 7.00%, 08/15/12 (Acquired
  07/27/04; Cost $339,801)(a)(c)                  345,000       367,425
-----------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07(a)                                     175,000       196,000
-----------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07(a)                                     500,000       550,000
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                              265,000       278,663
-----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11(a)                350,000       379,750
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                  $  255,000   $   286,238
=======================================================================
                                                              2,058,076
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.15%

LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13(a)                       130,000       146,250
=======================================================================

REGIONAL BANKS-0.20%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                              170,000       194,650
=======================================================================

RESTAURANTS-0.43%

Carrols Corp., Sr. Sub. Notes, 9.00%,
  01/15/13 (Acquired 12/09/04; Cost
  $70,000)(a)(c)(d)                                70,000        72,625
-----------------------------------------------------------------------
Landry's Restaurants, Inc., Sr. Notes, 7.50%,
  12/15/14 (Acquired 12/15/04; Cost
  $350,000)(a)(c)(d)                              350,000       348,250
=======================================================================
                                                                420,875
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.13%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13(a)                       140,000       131,600
=======================================================================

SEMICONDUCTORS-1.40%

Advanced Micro Devices, Inc., Sr. Unsec.
  Notes, 7.75%, 11/01/12 (Acquired 10/22/04;
  Cost $340,000)(a)(c)(d)                         340,000       355,300
-----------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co.,
  Sr. Sec. Notes, 6.88%, 12/15/11
  (Acquired 12/16/04; cost $105,000)(a)(c)        105,000       108,938
-----------------------------------------------------------------------
  Sr. Sub. Notes, 8.00%, 12/15/14
  (Acquired 12/16/04; cost $70,000)(a)(c)          70,000        73,413
-----------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                      835,000       830,825
=======================================================================
                                                              1,368,476
=======================================================================

SPECIALTY CHEMICALS-2.65%

BCP Caylux Holdings Luxembourg S.C.A.
  (Luxembourg), Sr. Sub. Notes, 9.63%,
  06/15/14 (Acquired 06/03/04; Cost
  $215,000)(a)(c)                                 215,000       242,681
-----------------------------------------------------------------------
HMP Equity Holdings Corp., Sr. Disc. Global
  Notes, 16.26%, 05/15/08(a)(b)(h)                200,000       132,500
-----------------------------------------------------------------------
Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $170,000)(a)(c)        170,000       203,363
-----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)                515,000       568,431
-----------------------------------------------------------------------
Huntsman LLC, Sr. Unsec. Gtd. Global Notes,
  11.63%, 10/15/10(a)                             123,000       145,755
-----------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                              345,000       379,931
-----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                       500,000       538,750
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
SPECIALTY CHEMICALS-(CONTINUED)

Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                    $  120,000   $   121,200
-----------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11(a)                228,000       258,210
=======================================================================
                                                              2,590,821
=======================================================================

SPECIALTY STORES-1.66%

Boise Cascade LLC,
  Sr. Floating Rate Notes, 5.01%, 10/15/12
  (Acquired 10/15/04; Cost
  $70,000)(a)(c)(d)(e)                             70,000        72,975
-----------------------------------------------------------------------
  Sr. Sub. Notes, 7.13%, 10/15/14 (Acquired
  10/15/04; Cost $375,000)(a)(c)(d)               375,000       398,438
-----------------------------------------------------------------------
Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                     170,000       183,600
-----------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12(a)                335,000       345,050
-----------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                              380,000       406,600
-----------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack, Sr. Sub.
  Notes, 7.50%, 12/15/14(a)                       210,000       214,463
=======================================================================
                                                              1,621,126
=======================================================================

STEEL-0.35%

IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13(a)                              235,000       271,425
-----------------------------------------------------------------------
Ryerson Tull, Inc., Sr. Notes, 8.25%,
  12/15/11 (Acquired 12/08/04; Cost
  $70,000)(a)(c)(d)                                70,000        71,400
=======================================================================
                                                                342,825
=======================================================================

TEXTILES-0.29%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  06/17/04-07/20/04; Cost $253,563)(a)(c)         250,000       279,688
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.36%

United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12(a)           360,000       352,800
=======================================================================

TRUCKING-0.43%

Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11(a)               360,000       423,000
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-6.03%

AirGate PCS, Inc.,
  Sr. Sec. Floating Rate Notes, 5.85%,
  10/15/11 (Acquired 10/07/04; Cost
  $105,000)(a)(c)(d)(e)                           105,000       108,413
-----------------------------------------------------------------------
  Sr. Sec. Sub. Notes, 9.38%, 09/01/09(a)         181,300       196,257
-----------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(a)                427,000       465,430
-----------------------------------------------------------------------
American Tower Corp.,
  Sr. Global Notes, 9.38%, 02/01/09(a)            115,000       121,038
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%, 10/15/12 (Acquired
  09/28/04; Cost $340,000)(a)(c)(d)               340,000       351,050
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13(a)            $  410,000   $   462,275
-----------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11(a)                       500,000       562,500
-----------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13(a)                       370,000       261,775
-----------------------------------------------------------------------
Innova S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                       640,000       731,200
-----------------------------------------------------------------------
iPCS Escrow Co., Sr. Unsec. Notes, 11.50%,
  05/01/12
  (Acquired 04/22/04; cost $105,000)(a)(c)        105,000       119,963
-----------------------------------------------------------------------
Iwo Escrow Co.,
  Sr. Disc. Notes, 10.75%, 01/15/15 (Acquired
  12/14/04; Cost $300,000)(a)(b)(c)(d)            300,000       303,750
-----------------------------------------------------------------------
  Sr. Sec. Notes, 6.32%, 01/15/12 (Acquired
  12/14/04; Cost $147,715)(a)(c)(d)(e)            250,000       156,250
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 5.95%, 03/15/14(a)                       330,000       344,025
-----------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                              250,000       278,750
-----------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10(a)                       260,000       266,500
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Notes, 8.50%,
  12/01/12 (Acquired 12/01/04; Cost
  $140,000)(a)(c)(d)                              140,000       143,500
-----------------------------------------------------------------------
SBA Telecommunications Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(a)(b)             565,000       478,838
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Notes, 9.88%,
  03/01/11 (Acquired 09/29/04; Cost
  $72,450)(a)(c)(d)                                70,000        78,750
-----------------------------------------------------------------------
US Unwired Inc.,
  Sr. Sec. Floating Rate Global Notes, 6.74%,
  06/15/10(a)(e)                                  190,000       197,600
-----------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Global
  Notes, 10.00%, 06/15/12(a)                       65,000        73,613
-----------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13(a)                       175,000       191,188
=======================================================================
                                                              5,892,665
=======================================================================
    Total Bonds & Notes (Cost $78,722,195)                   84,417,766
=======================================================================

                                                 SHARES

COMMON STOCKS & OTHER EQUITY INTERESTS-3.71%

ALTERNATIVE CARRIERS-0.00%

Netco Government Services Inc.-Wts., expiring
  03/01/05(a)(i)                                      900             0
=======================================================================

BROADCASTING & CABLE TV-0.02%

Ono Finance PLC (United Kingdom)-Wts.,
  expiring 05/31/09(d)                                550             0
-----------------------------------------------------------------------
XM Satellite Radio Inc.,-Wts., expiring
  03/15/10(a)(i)                                      230        19,794
=======================================================================
                                                                 19,794
=======================================================================


-----------------------------------------------------------------------
                                                              MARKET
                                                 SHARES        VALUE

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(c)(d)(i)            220             0
=======================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America Inc.
  Wts., expiring 05/01/09
  (Acquired 01/29/01; Cost $0)(a)(c)(d)(i)            300         1,577
-----------------------------------------------------------------------
  Wts., expiring 05/01/09(a)(i)                       100           525
=======================================================================
                                                                  2,102
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.14%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)           8,399         1,764
-----------------------------------------------------------------------
NTELOS Inc. (Acquired 04/10/03-09/10/03; Cost
  $1,612,500)(c)(d)(j)(k)                          78,903     1,700,360
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $9,735)(c)(d)(i)(j)       1,050             0
-----------------------------------------------------------------------
Telewest Global, Inc.(k)                           21,941       385,723
=======================================================================
                                                              2,087,847
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.49%

AES Trust VII-$3.00 Conv. Pfd.                      9,800       476,280
=======================================================================

PUBLISHING-0.37%

PRIMEDIA Inc.-Series D, 10.00% Pfd.(a)              3,660       362,340
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.69%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd.(a)                                             349       331,545
-----------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $46,375)(a)(c)(d)(i)                                735       185,502
-----------------------------------------------------------------------
Horizon PCS Inc.-Class A(k)                         1,963        48,584
-----------------------------------------------------------------------
Horizon PCS Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(c)(d)(i)            500             0
-----------------------------------------------------------------------
iPCS, Inc.(k)                                       3,704       112,972
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(c)(d)(i)                      100             0
-----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(c)(d)(i)                                 240             0
-----------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $72,450)(a)(c)(d)(i)                                300             0
=======================================================================
                                                                678,603
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $3,110,848)                                       3,626,966
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT

BUNDLED SECURITIES-0.68%

Targeted Return Index Securities Trust-Series
  HY 2004-I, Sec. Bonds, 8.21%, 08/01/15
  (Acquired 12/01/04; Cost $656,352) (Cost
  $656,085)(a)(c)                              $  605,465       663,422
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL
                                                 AMOUNT

MONEY MARKET FUNDS-7.81%

Liquid Assets Portfolio-Institutional
  Class(l)                                      3,812,208   $ 3,812,208
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)     3,812,208     3,812,208
=======================================================================
    Total Money Market Funds (Cost
      $7,624,416)                                             7,624,416
=======================================================================
TOTAL INVESTMENTS-98.63% (Cost $90,113,544)                  96,332,570
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.37%                           1,340,744
=======================================================================
NET ASSETS-100.00%                                          $97,673,314
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $85,982,466, which represented 88.26% of the Fund's Total Investments. See Note 1A.
(b) Discounted noted at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $20,580,621, which represented 21.07% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $10,945,041, which represented 11.36% of the Fund's Net Assets.
(e) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(f) Defaulted security. Adelphia Communications Corp. has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Pegasus Communications Corp. and Mirant Americas Generation, LLC are in default with respect to interest payments. The aggregate market value of these securities at December 31, 2004 was $2,529,163, which represented 2.62% of the Fund's Total Investments.
(g) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $1,700,360, which represented 1.76% of the Fund's Total Investments. See Note 1A.
(k) Non-income producing security.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $82,489,128)  $ 88,708,154
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,624,416)                                 7,624,416
=============================================================
    Total investments (cost $90,113,544)           96,332,570
=============================================================
Receivables for:
  Investments sold                                     90,676
-------------------------------------------------------------
  Fund shares sold                                    111,151
-------------------------------------------------------------
  Dividends and interest                            1,623,960
-------------------------------------------------------------
  Investments matured                                 128,925
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,948
=============================================================
    Total assets                                   98,324,230
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               447,715
-------------------------------------------------------------
  Fund shares reacquired                               41,875
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              39,123
-------------------------------------------------------------
Accrued administrative services fees                  121,554
-------------------------------------------------------------
Accrued distribution fees -- Series II                    531
-------------------------------------------------------------
Accrued operating expenses                                118
=============================================================
    Total liabilities                                 650,916
=============================================================
Net assets applicable to shares outstanding      $ 97,673,314
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $124,932,451
-------------------------------------------------------------
Undistributed net investment income                 5,100,995
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (38,579,158)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                        6,219,026
=============================================================
                                                 $ 97,673,314
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 96,601,767
_____________________________________________________________
=============================================================
Series II                                        $  1,071,547
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           14,973,146
_____________________________________________________________
=============================================================
Series II                                             166,712
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.45
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.43
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $5,742,016
------------------------------------------------------------
Dividends                                             75,934
------------------------------------------------------------
Dividends from affiliated money market funds          53,733
============================================================
    Total investment income                        5,871,683
============================================================

EXPENSES:

Advisory fees                                        468,562
------------------------------------------------------------
Administrative services fees                         223,282
------------------------------------------------------------
Custodian fees                                        14,976
------------------------------------------------------------
Distribution fees--Series II                           2,525
------------------------------------------------------------
Transfer agent fees                                    6,870
------------------------------------------------------------
Trustees' fees and retirement benefits                12,917
------------------------------------------------------------
Other                                                 52,488
============================================================
    Total expenses                                   781,620
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,218)
============================================================
    Net expenses                                     780,402
============================================================
Net investment income                              5,091,281
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                            2,130,490
------------------------------------------------------------
  Foreign currencies                                   2,731
------------------------------------------------------------
  Net realized gain from investment securities
    and foreign currencies                         2,133,221
============================================================
Net increase from payments by affiliates -- See
  Note 2                                             181,288
============================================================
                                                   2,314,509
============================================================
Change in net unrealized appreciation of
  investment securities                            1,307,985
============================================================
Net gain from investment securities and foreign
  currencies                                       3,622,494
============================================================
Net increase in net assets resulting from
  operations                                      $8,713,775
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 5,091,281    $ 2,784,123
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  2,133,221        690,170
----------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        181,288             --
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  1,307,985      4,478,128
========================================================================================
    Net increase in net assets resulting from operations        8,713,775      7,952,421
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (2,776,287)    (2,487,542)
----------------------------------------------------------------------------------------
  Series II                                                       (29,451)       (82,493)
========================================================================================
    Decrease in net assets resulting from distributions        (2,805,738)    (2,570,035)
========================================================================================
Share transactions-net:
  Series I                                                     53,510,274      6,969,192
----------------------------------------------------------------------------------------
  Series II                                                      (263,138)     1,040,595
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              53,247,136      8,009,787
========================================================================================
    Net increase in net assets                                 59,155,173     13,392,173
========================================================================================

NET ASSETS:

  Beginning of year                                            38,518,141     25,125,968
========================================================================================
  End of year (including undistributed net investment income
    of $5,100,995 and $2,757,882, respectively).              $97,673,314    $38,518,141
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on

                            AIM V.I. HIGH YIELD FUND
     historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.05% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Prior to April 30, 2004, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed above) of each Series to 1.30%
                            AIM V.I. HIGH YIELD FUND
of average daily net assets, through April 30, 2005. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees $623.

    For the year ended December 31, 2004 the advisor reimbursed the Fund for the economic loss of $181,288 for security rights that expired with value in error.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $109 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $223,282, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $6,870.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.20% of average daily net assets through April 30, 2006. Prior to April 30, 2004, AIM Distributors had agreed to limit the total operating expenses of Series II (excluding items (ii) through (vii)) to 1.45% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $2,040 after AIM Distributors waived Plan fees of $485.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $ 60,062        $27,541,187       $(23,789,041)         $   --         $3,812,208       $26,913       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              60,062         27,541,187        (23,789,041)             --          3,812,208        26,820           --
==================================================================================================================================
  Total            $120,124        $55,082,374       $(47,578,082)         $   --         $7,624,416       $53,733       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $307,312 and $0, respectively.

                            AIM V.I. HIGH YIELD FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,767 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,805,738    $2,570,035
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  5,158,818
--------------------------------------------------------------------------
Unrealized appreciation -- investments                           6,051,209
--------------------------------------------------------------------------
Temporary book/tax differences                                     (46,381)
--------------------------------------------------------------------------
Capital loss carryforward                                      (38,422,783)
--------------------------------------------------------------------------
Shares of beneficial interest                                  124,932,451
==========================================================================
Total net assets                                              $ 97,673,314
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and market discount amortization on defaulted securities.
                            AIM V.I. HIGH YIELD FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $29,929,243 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $2,084,308 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
                         EXPIRATION                             CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $ 8,748,094
-----------------------------------------------------------------------------
December 31, 2009                                                 16,522,906
-----------------------------------------------------------------------------
December 31, 2010                                                 13,151,783
=============================================================================
Total capital loss carryforward                                  $38,422,783
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $83,161,268 and $62,472,898, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $135,000 par value, Series B Senior Unsecured Notes, 9.25%, which was due October 1, 2002. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at December 31, 2004 was $(844).

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $6,643,833
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (592,624)
==============================================================================
Net unrealized appreciation of investment securities               $6,051,209
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $90,281,361.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bonds, capital loss limitation adjustments and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $61,827, undistributed net realized gain (loss) was increased by $5,620,106 and shares of beneficial interest decreased by $5,681,933. Further, as a result of tax deferrals acquired in the reorganization of INVESCO VIF-High Yield Fund into the Fund, undistributed net investment income (loss) was decreased by $4,257, undistributed net realized gain (loss) was decreased by $29,311,925 and shares of beneficial interest increased by $29,316,182. These reclassifications had no effect on the net assets of the Fund.

                            AIM V.I. HIGH YIELD FUND

NOTE 11--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,704,960    $ 34,991,504     2,368,232    $13,235,321
---------------------------------------------------------------------------------------------------------------------
  Series II                                                      124,654         756,371       794,876      4,628,346
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       431,771       2,776,287       421,618      2,487,541
---------------------------------------------------------------------------------------------------------------------
  Series II                                                        4,595          29,451        14,029         82,493
=====================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     8,775,266      53,609,175            --             --
=====================================================================================================================
Reacquired:
  Series I                                                    (6,180,602)    (37,866,692)   (1,546,778)    (8,753,670)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                     (172,631)     (1,048,960)     (627,307)    (3,670,244)
=====================================================================================================================
                                                               8,688,013    $ 53,247,136     1,424,670    $ 8,009,787
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are six entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 80% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with those entities, whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related in the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all of any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-High Yield shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 8,775,266 shares of the Fund for 7,477,946 shares of INVESCO VIF-High Yield Fund outstanding as of the close of business on April 29, 2004. INVESCO VIF-High Yield Fund's net assets at that date of $53,609,175 including $2,226,098 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $39,413,181.

                            AIM V.I. HIGH YIELD FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.97       $  5.00    $  5.31    $    6.35    $  9.02
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.42(a)       0.49(a)    0.51(a)      0.70(b)    0.91
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.23          0.91      (0.82)       (1.01)     (2.64)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.02            --         --           --         --
======================================================================================================================
    Total from investment operations                             0.67          1.40      (0.31)       (0.31)     (1.73)
======================================================================================================================
Less dividends from net investment income                       (0.19)        (0.43)        --        (0.73)     (0.94)
======================================================================================================================
Net asset value, end of period                                $  6.45       $  5.97    $  5.00    $    5.31    $  6.35
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                 11.25%(d)     28.04%     (5.84)%      (4.85)%   (19.14)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $96,602       $37,267    $24,984    $  28,799    $26,151
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          1.04%(e)      1.20%      1.30%        1.21%(f)    1.13%(f)
======================================================================================================================
Ratio of net investment income to average net assets             6.79%(e)      8.54%     10.20%       11.39%(b)   11.44%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           131%          101%        74%          64%        72%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.90%.
(e) Ratios are based on average daily net assets of $73,959,966.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% and 1.19% for the years ended December 31, 2001 and 2000, respectively.

                            AIM V.I. HIGH YIELD FUND

                                                                            SERIES II
                                                              -------------------------------------
                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 5.95       $ 4.99        $ 5.27
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.41(a)      0.49(a)       0.38(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.24         0.90         (0.66)
---------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                      0.01           --            --
---------------------------------------------------------------------------------------------------
    Total from investment operations                            0.66         1.39         (0.28)
===================================================================================================
Less distributions:
  Dividends from net investment income                         (0.18)       (0.43)           --
===================================================================================================
Net asset value, end of period                                $ 6.43       $ 5.95        $ 4.99
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.14%(c)    27.89%        (5.31)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,072       $1,251        $  142
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.24%(d)     1.45%         1.45%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.29%(d)     1.45%         1.55%(e)
===================================================================================================
Ratio of net investment income to average net assets            6.59%(d)     8.29%        10.05%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       131%         101%           74%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.96%
(d)  Ratios are based on average daily net assets of $1,009,909.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by

                            AIM V.I. HIGH YIELD FUND
the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal

                            AIM V.I. HIGH YIELD FUND

Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                            AIM V.I. HIGH YIELD FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. International Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.43%

AUSTRALIA-3.12%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       390,900   $  4,682,129
-------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)(b)          363,000      2,311,147
-------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03-08/19/04;
  Cost $1,123,132)(a)(c)                           546,700      2,314,959
-------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                 181,500      2,185,548
=========================================================================
                                                               11,493,783
_________________________________________________________________________
=========================================================================

AUSTRIA-0.61%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                          42,300      2,255,032
=========================================================================

BELGIUM-1.14%

Algemene Maatschappij voor Nijverheidskredit
  N.V. (Diversified Banks)(a)                       23,100      2,359,052
-------------------------------------------------------------------------
KBC Bankverzekerings Holding (Diversified
  Banks)(a)                                         24,000      1,835,542
=========================================================================
                                                                4,194,594
=========================================================================

BERMUDA-0.64%

Esprit Holdings Ltd. (Apparel Retail)(a)           391,500      2,366,204
=========================================================================

BRAZIL-0.71%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                         92,300      2,614,859
=========================================================================

CANADA-6.08%

Canadian National Railway Co. (Railroads)           51,650      3,140,213
-------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                         43,200      1,842,160
-------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                       39,400      2,242,343
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       101,900      4,697,142
-------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                 21,400      1,089,186
-------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                               78,000      2,011,898
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)(d)           69,900      2,167,636
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost
  $533,415)(c)(d)(e)(f)                             25,000        775,263
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         125,200      4,416,924
=========================================================================
                                                               22,382,765
=========================================================================

FRANCE-9.52%

BNP Paribas S.A. (Diversified Banks)(a)             71,490      5,171,084
-------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(a)(b)                                   45,000      2,074,639
-------------------------------------------------------------------------
Lafarge S.A. (Construction Materials)(a)            17,300      1,666,404
-------------------------------------------------------------------------
Pernod Ricard (Distillers & Vintners)(a)(b)         31,397      4,804,053
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FRANCE-(CONTINUED)
-------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)          44,000      3,677,825
-------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)             32,100   $  3,242,902
-------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)(b)                                   10,200      1,882,366
-------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)(b)             34,505      7,541,744
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)(b)       37,250      4,997,103
=========================================================================
                                                               35,058,120
=========================================================================

GERMANY-2.94%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(a)(b)                               18,000      2,905,177
-------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)                52,600      3,337,069
-------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)(a)(d)                 65,025      1,467,381
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $1,583,198)(a)(c)                                 11,379      3,125,553
=========================================================================
                                                               10,835,180
=========================================================================

GREECE-1.72%

EFG Eurobank Ergasias (Diversified Banks)(a)        61,300      2,101,384
-------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  04/02/04-08/27/04; Cost $2,704,227)(a)(c)        152,600      4,213,387
=========================================================================
                                                                6,314,771
=========================================================================

HONG KONG-2.08%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     224,000      2,235,087
-------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)(b)                                    33,300      1,804,527
-------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                                248,000      2,323,384
-------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                     129,000      1,291,061
=========================================================================
                                                                7,654,059
=========================================================================

HUNGARY-1.26%

OTP Bank Rt. (Diversified Banks)(a)                150,900      4,644,358
=========================================================================

INDIA-2.35%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     105,264      1,855,136
-------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                               141,580      6,809,188
=========================================================================
                                                                8,664,324
=========================================================================

INDONESIA-0.01%

PT Lippo Bank Tbk (Diversified Banks)(a)(d)        228,137         17,095
=========================================================================

IRELAND-3.05%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        257,000      6,232,469
-------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
IRELAND-(CONTINUED)

CRH PLC (Construction Materials)                    95,720   $  2,555,333
-------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              145,000      2,433,539
=========================================================================
                                                               11,221,341
=========================================================================

ISRAEL-1.30%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                160,800      4,801,488
=========================================================================

ITALY-4.68%

Banca Intesa S.p.A. (Diversified Banks)(a)         380,500      1,824,642
-------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)(a)                           146,000      2,963,016
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)               283,800      7,099,434
-------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)       423,200      5,347,091
=========================================================================
                                                               17,234,183
=========================================================================

JAPAN-15.59%

Canon Inc. (Office Electronics)(a)                  59,600      3,237,755
-------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                189,000      2,153,644
-------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)                48,500      3,191,435
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)(b)                              53,100      6,001,953
-------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)                  94,700      2,076,440
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)(b)                              18,300      4,111,823
-------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)                                 19,400      2,376,240
-------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                165,100      1,818,087
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)          43,800      2,405,885
-------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)               43,100      1,351,636
-------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                151,300      3,612,015
-------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)(a)                    14,500      1,985,267
-------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)       287,000      2,103,358
-------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                 14,900      1,710,809
-------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)                                 93,000      1,701,695
-------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                              81,300      4,106,558
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                114,600      4,704,967
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)(b)       80,300      4,366,903
-------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(a)                             111,800      4,364,490
=========================================================================
                                                               57,380,960
=========================================================================

MEXICO-2.60%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            101,736      5,325,880
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                               24,400      1,476,200
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                   800,300      2,752,716
=========================================================================
                                                                9,554,796
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

NETHERLANDS-1.30%

Royal Numico N.V. (Packaged Foods &
  Meats)(a)(b)(d)                                   50,400   $  1,810,532
-------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)              109,300      2,961,973
=========================================================================
                                                                4,772,505
=========================================================================

NORWAY-0.95%

Telenor A.S.A. (Integrated Telecommunication
  Services)(a)                                     384,000      3,484,145
=========================================================================

SINGAPORE-2.04%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                        220,000      2,169,192
-------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                                380,000      2,003,329
-------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)              201,000      1,403,570
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                        228,001      1,926,689
=========================================================================
                                                                7,502,780
=========================================================================

SOUTH AFRICA-0.62%

Standard Bank Group Ltd. (Diversified Banks)       197,581      2,294,899
=========================================================================

SOUTH KOREA-1.41%

Hana Bank (Diversified Banks)(a)                   108,400      2,699,815
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                        5,760      2,502,725
=========================================================================
                                                                5,202,540
=========================================================================

SPAIN-1.60%

Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                   41,000      2,184,012
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)(b)                                     64,000      1,882,017
-------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                    97,500      1,829,907
=========================================================================
                                                                5,895,936
=========================================================================

SWEDEN-2.26%

Assa Abloy A.B.-Class B (Building
  Products)(a)(b)                                  225,250      3,837,071
-------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)(b)                  113,200      4,479,050
=========================================================================
                                                                8,316,121
=========================================================================

SWITZERLAND-6.13%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)          95,200      3,160,995
-------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(a)                  34,800      1,746,792
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)             18,810      2,153,488
-------------------------------------------------------------------------
Swatch Group A.G. (The)-Class B (Apparel,
  Accessories Accessories & Luxury Goods)(a)        21,070      3,076,169
-------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(d)                                  61,225      6,478,895
-------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)           70,900      5,927,922
=========================================================================
                                                               22,544,261
=========================================================================

TAIWAN-1.14%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)           529,649      2,460,015
-------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
TAIWAN-(CONTINUED)

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(b)                     203,657   $  1,729,048
=========================================================================
                                                                4,189,063
=========================================================================

THAILAND-0.01%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                         32,800         41,066
=========================================================================

UNITED KINGDOM-15.57%

Aviva PLC (Multi-line Insurance)(a)                246,483      2,961,410
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)(a)                    386,510      1,749,003
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)               209,000      3,177,892
-------------------------------------------------------------------------
GUS PLC (Catalog Retail)(a)                        213,810      3,842,512
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)            237,220      6,490,597
-------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(a)(d)                                1,414,600      3,328,409
-------------------------------------------------------------------------
Next PLC (Department Stores)(a)                    184,050      5,817,760
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)      218,770      6,593,021
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(a)                                         75,490      2,533,332
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             343,300      3,605,203
-------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                       1,086,821      6,700,581
-------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                 2,242,260      6,095,871
-------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)               87,800      1,448,545
-------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)             274,080      2,967,532
=========================================================================
                                                               57,311,668
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $223,383,568)                           340,242,896
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT
BONDS-0.01%

INDIA-0.01%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, (Cost $0)(g)(h)       INR      187,000         25,573
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-7.23%

Liquid Assets Portfolio-Institutional
  Class(i)                                      13,314,230     13,314,230
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(i)     13,314,230     13,314,230
=========================================================================
    Total Money Market Funds (Cost
      $26,628,460)                                             26,628,460
=========================================================================
TOTAL INVESTMENTS-99.67% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $250,012,028)                 366,896,929
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.83%

Liquid Assets Portfolio-Institutional
  Class(i)(j)                                   18,094,922     18,094,922
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(i)(j)                                   18,094,922     18,094,922
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $36,189,844)                                       36,189,844
=========================================================================
TOTAL INVESTMENTS-109.50% (Cost
  $286,201,872)(k)                                            403,086,773
=========================================================================
OTHER ASSETS LESS LIABILITIES-(9.50%)                         (34,984,898)
=========================================================================
NET ASSETS-100.00%                                           $368,101,875
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Deb.  - Debentures
INR   - Indian Rupee
Sec.  - Secured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $286,946,468, which represented 71.19% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this securities has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $10,429,162, which represented 2.83% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.19% of the Fund's Total Investments. See
    Note 1A.
(f) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 0.21% of the Fund's Net Assets.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Security was acquired through a corporate action.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
(k) Companhia Vale do Rio Doce security was acquired through a Corporate action with no cost basis and has no market value.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $223,383,568)*                                 $340,268,469
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $62,818,304)                               62,818,304
=============================================================
    Total investments (cost $286,201,872)         403,086,773
=============================================================
Foreign currencies, at market value (cost
  $2,950,072)                                       3,007,699
-------------------------------------------------------------
Cash                                                      684
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    304,469
-------------------------------------------------------------
  Dividends and interest                              420,079
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 62,523
-------------------------------------------------------------
Other assets                                              190
=============================================================
    Total assets                                  406,882,417
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            2,046,429
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              79,168
-------------------------------------------------------------
  Collateral upon return of securities loaned      36,189,844
-------------------------------------------------------------
Accrued administrative services fees                  371,343
-------------------------------------------------------------
Accrued distribution fees-Series II                    11,520
-------------------------------------------------------------
Accrued transfer agent fees                             5,112
-------------------------------------------------------------
Accrued operating expenses                             77,126
=============================================================
    Total liabilities                              38,780,542
=============================================================
Net assets applicable to shares outstanding      $368,101,875
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $335,014,946
-------------------------------------------------------------
Undistributed net investment income                 2,592,008
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (86,475,458)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               116,970,379
=============================================================
                                                 $368,101,875
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $346,605,234
_____________________________________________________________
=============================================================
Series II                                        $ 21,496,641
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           17,534,246
_____________________________________________________________
=============================================================
Series II                                           1,093,727
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      19.77
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      19.65
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $32,972,221 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $698,858)                                      $ 6,173,053
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $107,472**)                                        268,027
------------------------------------------------------------
Interest                                              12,299
============================================================
    Total investment income                        6,453,379
============================================================

EXPENSES:

Advisory fees                                      2,340,955
------------------------------------------------------------
Administrative services fees                         737,999
------------------------------------------------------------
Custodian fees                                       325,273
------------------------------------------------------------
Distribution fees -- Series II                        35,647
------------------------------------------------------------
Transfer agent fees                                   31,467
------------------------------------------------------------
Trustees' fees and retirement benefits                19,200
------------------------------------------------------------
Other                                                148,182
============================================================
    Total expenses                                 3,638,723
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (2,388)
============================================================
    Net expenses                                   3,636,335
============================================================
Net investment income                              2,817,044
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           21,782,380
------------------------------------------------------------
  Foreign currencies                                (160,905)
============================================================
                                                  21,621,475
============================================================
Change in net unrealized appreciation of:
  Investment securities                           46,174,055
------------------------------------------------------------
  Foreign currencies                                  61,172
============================================================
                                                  46,235,227
============================================================
Net gain from investment securities and foreign
  currencies                                      67,856,702
============================================================
Net increase in net assets resulting from
  operations                                     $70,673,746
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,817,044    $  1,806,987
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            21,621,475      12,983,426
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           46,235,227      56,960,379
==========================================================================================
    Net increase in net assets resulting from operations        70,673,746      71,750,792
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,025,065)     (1,397,568)
------------------------------------------------------------------------------------------
  Series II                                                        (98,282)        (32,274)
==========================================================================================
    Decrease in net assets resulting from distributions         (2,123,347)     (1,429,842)
==========================================================================================
Share transactions-net:
  Series I                                                      (9,205,473)    (22,955,937)
------------------------------------------------------------------------------------------
  Series II                                                      7,105,347       1,955,740
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,100,126)    (21,000,197)
==========================================================================================
    Net increase in net assets                                  66,450,273      49,320,753
==========================================================================================

NET ASSETS:

  Beginning of year                                            301,651,602     252,330,849
==========================================================================================
  End of year (including undistributed net investment income
    of $2,592,008 and $2,059,227, respectively)               $368,101,875    $301,651,602
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the

                       AIM V.I. INTERNATIONAL GROWTH FUND

Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,156.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $230 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $737,999, of which AIM retained $82,810 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $31,467.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors contractually has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items
(ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $35,647.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                    12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $3,403,797     $ 60,140,918    $ (50,230,485)       $   --        $13,314,230     $80,495       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                 3,403,797       60,140,918      (50,230,485)           --         13,314,230      80,060           --
================================================================================================================================
  Subtotal             $6,807,594     $120,281,836    $(100,460,970)       $   --        $26,628,460     $160,555      $   --
================================================================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                    12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04      INCOME*     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $13,119,765     $ 99,857,003    $ (94,881,846)       $   --        $18,094,922     $54,136       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                13,119,764       99,750,677      (94,775,519)           --         18,094,922      53,336           --
================================================================================================================================
  Subtotal            $26,239,529     $199,607,680    $(189,657,365)       $   --        $36,189,844     $107,472      $   --
================================================================================================================================
  Total               $33,047,123     $319,889,516    $(290,118,335)       $   --        $62,818,304     $268,027      $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $183,400, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,328 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowing from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $32,972,221 were on loan to brokers. The loans were secured by cash collateral of $36,189,844 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $107,472 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,123,347    $1,429,842
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,937,583
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           115,427,770
----------------------------------------------------------------------------
Temporary book/tax differences                                       (71,802)
----------------------------------------------------------------------------
Capital loss carryforward                                        (85,206,622)
----------------------------------------------------------------------------
Shares of beneficial interest                                    335,014,946
============================================================================
Total net assets                                                $368,101,875
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of gain for tax purposes on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $85,478.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $84,243,401 of capital loss carryforward in the fiscal year ended December 31, 2005.

                       AIM V.I. INTERNATIONAL GROWTH FUND

    The Fund utilized $21,690,313 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2005                                                $   507,757
-----------------------------------------------------------------------------
December 31, 2006                                                    963,221
-----------------------------------------------------------------------------
December 31, 2007                                                    431,410
-----------------------------------------------------------------------------
December 31, 2009                                                 37,414,973
-----------------------------------------------------------------------------
December 31, 2010                                                 45,889,261
=============================================================================
Total capital loss carryforward                                  $85,206,622
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $146,065,729 and $168,616,789, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $116,365,132
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,022,840)
==============================================================================
Net unrealized appreciation of investment securities             $115,342,292
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $287,744,481.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and tax capital loss limitations, on December 31, 2004, undistributed net investment income was decreased by $160,916, undistributed net realized gain (loss) was decreased by $270,495 and shares of beneficial interest increased by $431,411. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,454,168    $ 59,721,271     28,817,915    $ 368,653,132
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      794,058      13,743,254     25,266,333      310,191,013
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        99,666       1,901,625         90,455        1,397,568
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        5,179          98,282          2,098           32,274
========================================================================================================================
Reacquired:
  Series I                                                    (4,143,506)    (70,828,369)   (30,602,695)    (393,006,637)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (392,698)     (6,736,189)   (24,962,888)    (308,267,547)
========================================================================================================================
                                                                (183,133)   $ (2,100,126)    (1,388,782)   $ (21,000,197)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are seven shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 62% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by the shareholders are also owned beneficially.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.04       $  12.49    $  14.91    $  20.12    $  29.29
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.15(a)        0.09(a)     0.06(a)     0.08(a)     0.18
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.70           3.54       (2.40)      (4.83)      (7.88)
=========================================================================================================================
    Total from investment operations                              3.85           3.63       (2.34)      (4.75)      (7.70)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)         (0.08)      (0.08)      (0.05)      (0.06)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --       (0.41)      (1.41)
=========================================================================================================================
    Total distributions                                          (0.12)         (0.08)      (0.08)      (0.46)      (1.47)
=========================================================================================================================
Net asset value, end of period                                $  19.77       $  16.04    $  12.49    $  14.91    $  20.12
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  24.00%         29.06%     (15.67)%    (23.53)%    (26.40)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $346,605       $290,680    $247,580    $347,528    $437,336
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net asset                            1.14%(c)       1.10%       1.09%       1.05%       1.02%
=========================================================================================================================
Ratio of net investment income to average net assets              0.90%(c)       0.69%       0.41%       0.46%       0.83%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             48%            79%         71%        109%         88%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $302,306,029.

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.97       $ 12.45    $ 14.90          $14.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.11(a)       0.06(a)    0.03(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.66          3.51      (2.40)           0.93
====================================================================================================================
    Total from investment operations                             3.77          3.57      (2.37)           0.94
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.09)        (0.05)     (0.08)          (0.05)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --         --           (0.41)
====================================================================================================================
    Total distributions                                         (0.09)        (0.05)     (0.08)          (0.46)
====================================================================================================================
Net asset value, end of period                                $ 19.65       $ 15.97    $ 12.45          $14.90
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 23.63%        28.68%    (15.89)%          6.63%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,497       $10,972    $ 4,751          $  374
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.39%(c)      1.35%      1.31%(d)         1.30%(e)
====================================================================================================================
Ratio of net investment income to average net assets             0.65%(c)      0.44%      0.19%           0.22%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                         48%           79%        71%            109%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $14,258,903.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.34% for the year ended December 31, 2002.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under

                       AIM V.I. INTERNATIONAL GROWTH FUND
the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                       AIM V.I. INTERNATIONAL GROWTH FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                       AIM V.I. INTERNATIONAL GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Large Cap Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                         AIM V.I. LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.60%

AEROSPACE & DEFENSE-4.23%

Boeing Co. (The)                                 260    $   13,460
------------------------------------------------------------------
General Dynamics Corp.                           130        13,598
------------------------------------------------------------------
Northrop Grumman Corp.                           130         7,067
------------------------------------------------------------------
Rockwell Collins, Inc.                           200         7,888
------------------------------------------------------------------
United Technologies Corp.                         80         8,268
==================================================================
                                                            50,281
==================================================================

AIR FREIGHT & LOGISTICS-0.66%

FedEx Corp.                                       80         7,879
==================================================================

APPAREL RETAIL-0.97%

Limited Brands, Inc.                             500        11,510
==================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.71%

Coach, Inc.(a)                                   150         8,460
==================================================================

APPLICATION SOFTWARE-1.28%

Autodesk, Inc.                                   400        15,180
==================================================================

BUILDING PRODUCTS-1.23%

Masco Corp.                                      400        14,612
==================================================================

COMMUNICATIONS EQUIPMENT-4.36%

Cisco Systems, Inc.(a)                         1,030        19,879
------------------------------------------------------------------
Motorola, Inc.                                   430         7,396
------------------------------------------------------------------
QUALCOMM Inc.                                    580        24,592
==================================================================
                                                            51,867
==================================================================

COMPUTER HARDWARE-4.49%

Dell Inc.(a)                                   1,070        45,090
------------------------------------------------------------------
NCR Corp.(a)                                     120         8,308
==================================================================
                                                            53,398
==================================================================

COMPUTER STORAGE & PERIPHERALS-0.57%

Lexmark International, Inc.-Class A(a)            80         6,800
==================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.81%

PACCAR Inc.                                      120         9,658
==================================================================

CONSUMER ELECTRONICS-2.24%

Harman International Industries, Inc.            210        26,670
==================================================================

CONSUMER FINANCE-4.30%

American Express Co.                             130         7,328
------------------------------------------------------------------
Capital One Financial Corp.                      110         9,263
------------------------------------------------------------------
MBNA Corp.                                       280         7,893
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

SLM Corp.                                        500    $   26,695
==================================================================
                                                            51,179
==================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.28%

Computer Sciences Corp.(a)                       270        15,220
==================================================================

DEPARTMENT STORES-1.89%

J.C. Penney Co., Inc.                            240         9,936
------------------------------------------------------------------
Nordstrom, Inc.                                  270        12,617
==================================================================
                                                            22,553
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.08%

Cooper Industries, Ltd.-Class A (Bermuda)        160        10,862
------------------------------------------------------------------
Rockwell Automation, Inc.                        280        13,874
==================================================================
                                                            24,736
==================================================================

FOOTWEAR-2.06%

NIKE, Inc.-Class B                               270        24,486
==================================================================

HEALTH CARE EQUIPMENT-3.23%

Bard (C.R.), Inc.                                140         8,957
------------------------------------------------------------------
Becton, Dickinson & Co.                          380        21,584
------------------------------------------------------------------
Waters Corp.(a)                                  170         7,954
==================================================================
                                                            38,495
==================================================================

HEALTH CARE SERVICES-1.13%

Quest Diagnostics Inc.                           140        13,377
==================================================================

HEALTH CARE SUPPLIES-1.90%

Alcon, Inc. (Switzerland)                        280        22,568
==================================================================

HOME IMPROVEMENT RETAIL-1.18%

Home Depot, Inc. (The)                           330        14,104
==================================================================

HOTELS, RESORTS & CRUISE LINES-0.63%

Marriott International, Inc.-Class A             120         7,558
==================================================================

HOUSEHOLD APPLIANCES-1.04%

Black & Decker Corp. (The)                       140        12,366
==================================================================

HOUSEHOLD PRODUCTS-2.59%

Procter & Gamble Co. (The)                       560        30,845
==================================================================

HOUSEWARES & SPECIALTIES-1.04%

Fortune Brands, Inc.                             160        12,349
==================================================================

HYPERMARKETS & SUPER CENTERS-2.56%

Costco Wholesale Corp.                           630        30,498
==================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-1.11%

Tyco International Ltd. (Bermuda)                370    $   13,224
==================================================================

INDUSTRIAL MACHINERY-2.56%

Danaher Corp.                                    160         9,186
------------------------------------------------------------------
Eaton Corp.                                      140        10,130
------------------------------------------------------------------
Illinois Tool Works Inc.                         120        11,122
==================================================================
                                                            30,438
==================================================================

INTEGRATED OIL & GAS-3.14%

BP PLC-ADR (United Kingdom)                      210        12,264
------------------------------------------------------------------
ChevronTexaco Corp.                              230        12,077
------------------------------------------------------------------
ConocoPhillips                                   150        13,024
==================================================================
                                                            37,365
==================================================================

INTERNET RETAIL-1.66%

eBay Inc.(a)                                     170        19,768
==================================================================

INTERNET SOFTWARE & SERVICES-2.03%

Yahoo! Inc.(a)                                   640        24,115
==================================================================

INVESTMENT BANKING & BROKERAGE-0.77%

Bear Stearns Cos. Inc. (The)                      90         9,208
==================================================================

IT CONSULTING & OTHER SERVICES-1.79%

Accenture Ltd.-Class A (Bermuda)(a)              790        21,330
==================================================================

MANAGED HEALTH CARE-3.29%

UnitedHealth Group Inc.                          340        29,930
------------------------------------------------------------------
WellPoint Inc.(a)                                 80         9,200
==================================================================
                                                            39,130
==================================================================

MOTORCYCLE MANUFACTURERS-1.89%

Harley-Davidson, Inc.                            370        22,478
==================================================================

MOVIES & ENTERTAINMENT-0.58%

Pixar(a)                                          80         6,849
==================================================================

OFFICE ELECTRONICS-1.56%

Xerox Corp.(a)                                 1,090        18,541
==================================================================

PERSONAL PRODUCTS-2.93%

Gillette Co. (The)                               780        34,928
==================================================================

PHARMACEUTICALS-3.84%

Johnson & Johnson                                720        45,662
==================================================================

PROPERTY & CASUALTY INSURANCE-0.83%

Allstate Corp. (The)                             190         9,827
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

PUBLISHING-0.62%

McGraw-Hill Cos., Inc. (The)                      80    $    7,323
==================================================================

RESTAURANTS-5.26%

McDonald's Corp.                                 740        23,724
------------------------------------------------------------------
Starbucks Corp.(a)                               230        14,343
------------------------------------------------------------------
Yum! Brands, Inc.                                520        24,534
==================================================================
                                                            62,601
==================================================================

SEMICONDUCTORS-0.41%

Intel Corp.                                      210         4,912
==================================================================

SOFT DRINKS-1.62%

PepsiCo, Inc.                                    370        19,314
==================================================================

SPECIALTY STORES-2.58%

Staples, Inc.                                    910        30,676
==================================================================

STEEL-0.97%

Nucor Corp.                                      220        11,515
==================================================================

SYSTEMS SOFTWARE-6.55%

Adobe Systems Inc.                               290        18,195
------------------------------------------------------------------
McAfee Inc.(a)                                   220         6,365
------------------------------------------------------------------
Microsoft Corp.                                  610        16,293
------------------------------------------------------------------
Oracle Corp.(a)                                  560         7,683
------------------------------------------------------------------
Symantec Corp.(a)                              1,140        29,366
==================================================================
                                                            77,902
==================================================================

THRIFTS & MORTGAGE FINANCE-3.09%

Countrywide Financial Corp.                      580        21,466
------------------------------------------------------------------
Doral Financial Corp. (Puerto Rico)              160         7,880
------------------------------------------------------------------
Golden West Financial Corp.                      120         7,370
==================================================================
                                                            36,716
==================================================================

TRADING COMPANIES & DISTRIBUTORS-1.06%

W.W. Grainger, Inc.                              190        12,658
==================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $986,948)                          1,173,129
==================================================================
TOTAL INVESTMENTS-98.60% (Cost $986,948)                 1,173,129
==================================================================
OTHER ASSETS LESS LIABILITIES-1.40%                         16,685
==================================================================
NET ASSETS-100.00%                                      $1,189,814
__________________________________________________________________
==================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $986,948)      $1,173,129
------------------------------------------------------------
Cash                                                  18,101
------------------------------------------------------------
Receivables for:
  Dividends                                            1,404
------------------------------------------------------------
  Amount due from advisor                             11,460
------------------------------------------------------------
Investment for trustee deferred compensation           3,928
============================================================
    Total assets                                   1,208,022
____________________________________________________________
============================================================

LIABILITIES:

Trustee deferred compensation                          3,928
------------------------------------------------------------
Accrued administrative services fees                     716
------------------------------------------------------------
Accrued distribution fees -- Series II                    92
------------------------------------------------------------
Accrued transfer agent fees                               86
------------------------------------------------------------
Accrued operating expenses                            13,386
============================================================
    Total liabilities                                 18,208
============================================================
Net assets applicable to shares outstanding       $1,189,814
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                     $1,001,198
------------------------------------------------------------
Undistributed net investment income (loss)            (3,700)
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                           6,135
------------------------------------------------------------
Unrealized appreciation of investment securities     186,181
============================================================
                                                  $1,189,814
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $  595,506
____________________________________________________________
============================================================
Series II                                         $  594,308
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                              50,199
____________________________________________________________
============================================================
Series II                                             50,174
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    11.86
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    11.84
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $68)  $ 10,591
===========================================================

EXPENSES:

Advisory fees                                         8,341
-----------------------------------------------------------
Administrative services fees                         50,049
-----------------------------------------------------------
Custodian fees                                        8,274
-----------------------------------------------------------
Distribution fees -- Series II                        1,389
-----------------------------------------------------------
Transfer agent fees                                      76
-----------------------------------------------------------
Trustees' fees and retirement benefits               11,258
-----------------------------------------------------------
Reports to shareholders                               9,199
-----------------------------------------------------------
Professional fees                                    22,656
-----------------------------------------------------------
Other                                                    34
===========================================================
    Total expenses                                  111,276
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangement                        (95,986)
===========================================================
    Net expenses                                     15,290
===========================================================
Net investment income (loss)                         (4,699)
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         23,921
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              79,217
-----------------------------------------------------------
Net gain from investment securities                 103,138
===========================================================
Net increase in net assets resulting from
  operations                                       $ 98,439
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) to December 31, 2003

                                                                 2004          2003
--------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (4,699)   $   (2,867)
--------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             23,921       (12,742)
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    79,217       106,964
======================================================================================
    Net increase in net assets resulting from operations          98,439        91,355
======================================================================================
Distributions to shareholders from net investment income:
  Series I                                                            --          (785)
--------------------------------------------------------------------------------------
  Series II                                                           --          (520)
======================================================================================
    Total distributions from net investment income                    --        (1,305)
======================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                        (1,457)           --
--------------------------------------------------------------------------------------
  Series II                                                       (1,457)           --
======================================================================================
    Total distributions from net realized gains                   (2,914)           --
======================================================================================
    Decrease in net assets resulting from distributions           (2,914)       (1,305)
======================================================================================
Share transactions-net:
  Series I                                                         1,457       500,795
--------------------------------------------------------------------------------------
  Series II                                                        1,457       500,530
======================================================================================
    Net increase in net assets resulting from share
     transactions                                                  2,914     1,001,325
======================================================================================
    Net increase in net assets                                    98,439     1,091,375
======================================================================================

NET ASSETS:

  Beginning of year                                            1,091,375            --
======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(3,700) and $(1,131), respectively)            $1,189,814    $1,091,375
______________________________________________________________________________________
======================================================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                         AIM V.I. LARGE CAP GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $8,341 and reimbursed expenses of $86,789.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,049 of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $76.

                         AIM V.I. LARGE CAP GROWTH FUND

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $833 after AIM Distributors waived Plan fees of $556.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $300 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $300.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,788 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                               2004      2003
------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $1,312    $1,305
------------------------------------------------------------------------------
Long-term capital gain                                         1,602        --
==============================================================================
Total distributions                                           $2,914    $1,305
______________________________________________________________________________
==============================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
--------------------------------------------------------------------------
Undistributed ordinary income                                   $      395
--------------------------------------------------------------------------
Undistributed long-term gain                                         5,740
--------------------------------------------------------------------------
Unrealized appreciation -- investments                             186,259
--------------------------------------------------------------------------
Temporary book/tax differences                                      (3,778)
--------------------------------------------------------------------------
Shares of beneficial interest                                    1,001,198
==========================================================================
Total net assets                                                $1,189,814
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily return of capital adjustments on certain investments.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation.

    The Fund utilized $5,215 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,141,722 and $1,129,336, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $190,448
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (4,189)
==============================================================================
Net unrealized appreciation of investment securities                $186,259
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $986,870.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $2,130 and undistributed net realized gain was decreased by $2,130. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

                                         CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------
                                                                                              AUGUST 29, 2003
                                                                                              (DATE OPERATIONS
                                                                     YEAR ENDED                COMMENCED) TO
                                                                    DECEMBER 31,                DECEMBER 31,
                                                                        2004                        2003
                                                              ------------------------    ------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                        --          $   --        50,001      $  500,010
------------------------------------------------------------------------------------------------------------------
  Series II                                                       --              --        50,001         500,010
==================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       124           1,457            74             785
------------------------------------------------------------------------------------------------------------------
  Series II                                                      124           1,457            49             520
==================================================================================================================
                                                                 248          $2,914       100,125      $1,001,325
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Currently, all shares are owned by AIM.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                                              -----------------------------------
                                                                                    AUGUST 29,
                                                                                       2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.95
=================================================================================================
    Total from investment operations                               0.99                 0.92
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.02)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.02)
=================================================================================================
Net asset value, end of period                                   $11.86               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.08%                9.16%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  596               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.33%(c)             1.33%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                9.88%(c)            14.54%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.35)%(a)(c)        (0.73)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average net assets of $556,395.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                    AUGUST 29,
                                                                                       2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.94
=================================================================================================
    Total from investment operations                               0.97                 0.91
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.01)
=================================================================================================
Net asset value, end of period                                   $11.84               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    8.89%                9.11%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  594               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.48%(c)             1.48%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               10.13%(c)            14.79%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.50)%(a)(c)        (0.88)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.66)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $555,691.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM

                         AIM V.I. LARGE CAP GROWTH FUND
and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities

                         AIM V.I. LARGE CAP GROWTH FUND
of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                         AIM V.I. LARGE CAP GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         AIM V.I. LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. MID CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-88.77%

ADVERTISING-1.24%

Valassis Communications, Inc.(a)                  188,000   $  6,581,880
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.43%

V. F. Corp.                                       137,000      7,587,060
========================================================================

APPLICATION SOFTWARE-2.98%

Fair Issac Corp.                                  140,500      5,153,540
------------------------------------------------------------------------
Intuit Inc.(a)                                    121,500      5,347,215
------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A             199,700      5,294,047
========================================================================
                                                              15,794,802
========================================================================

BREWERS-1.25%

Heineken N.V. (Netherlands)(b)                    199,211      6,614,031
========================================================================

COMPUTER HARDWARE-1.87%

Diebold, Inc.                                     130,600      7,278,338
------------------------------------------------------------------------
Intergraph Corp.(a)                                98,300      2,647,219
========================================================================
                                                               9,925,557
========================================================================

CONSUMER FINANCE-0.60%

MoneyGram International, Inc.                     150,700      3,185,798
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.96%

Ceridian Corp.(a)                                 568,450     10,391,266
========================================================================

DISTRIBUTORS-1.20%

Genuine Parts Co.                                 144,700      6,375,482
========================================================================

DIVERSIFIED BANKS-0.74%

Comerica Inc.                                      64,450      3,932,739
========================================================================

DIVERSIFIED CHEMICALS-1.00%

Engelhard Corp.                                   172,900      5,302,843
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.05%

Rentokil Initial PLC (United Kingdom)(b)        1,966,600      5,558,799
========================================================================

ELECTRIC UTILITIES-2.92%

FPL Group, Inc.                                    78,850      5,894,037
------------------------------------------------------------------------
Wisconsin Energy Corp.                            283,800      9,566,898
========================================================================
                                                              15,460,935
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.42%

Agilent Technologies, Inc.(a)                     243,500      5,868,350
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         143,300      5,264,842
------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              136,000      6,978,160
========================================================================
                                                              18,111,352
========================================================================

ENVIRONMENTAL SERVICES-2.21%

Republic Services, Inc.                           349,700     11,728,938
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

FERTILIZERS & AGRICULTURAL CHEMICALS-1.41%

Scotts Co. (The)-Class A(a)                       101,700   $  7,476,984
========================================================================

FOOD RETAIL-1.75%

Kroger Co. (The)(a)                               529,600      9,289,184
========================================================================

GENERAL MERCHANDISE STORES-0.79%

Family Dollar Stores, Inc.                        133,700      4,175,451
========================================================================

HEALTH CARE SERVICES-2.11%

IMS Health Inc.                                   226,600      5,259,386
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   142,300      5,919,680
========================================================================
                                                              11,179,066
========================================================================

HOME FURNISHINGS-2.20%

Mohawk Industries, Inc.(a)                        127,650     11,648,062
========================================================================

INDUSTRIAL MACHINERY-2.64%

Dover Corp.                                       168,900      7,083,666
------------------------------------------------------------------------
ITT Industries, Inc.                               81,900      6,916,455
========================================================================
                                                              14,000,121
========================================================================

INTEGRATED OIL & GAS-2.32%

Amerada Hess Corp.                                 88,975      7,329,761
------------------------------------------------------------------------
Murphy Oil Corp.                                   61,525      4,949,686
========================================================================
                                                              12,279,447
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.06%

CenturyTel, Inc.                                  158,700      5,629,089
========================================================================

LEISURE PRODUCTS-1.41%

Mattel, Inc.                                      382,850      7,461,747
========================================================================

METAL & GLASS CONTAINERS-2.52%

Ball Corp.                                        135,600      5,963,688
------------------------------------------------------------------------
Pactiv Corp.(a)                                   291,500      7,372,035
========================================================================
                                                              13,335,723
========================================================================

OFFICE ELECTRONICS-1.80%

Xerox Corp.(a)                                    561,000      9,542,610
========================================================================

OFFICE SERVICES & SUPPLIES-1.00%

Herman Miller, Inc.                                 3,800        104,994
------------------------------------------------------------------------
Pitney Bowes Inc.                                 112,400      5,201,872
========================================================================
                                                               5,306,866
========================================================================

OIL & GAS DRILLING-2.99%

Nabors Industries, Ltd. (Bermuda)(a)              101,900      5,226,451
------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   213,400     10,614,516
========================================================================
                                                              15,840,967
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.84%

BJ Services Co.                                   109,700      5,105,438
------------------------------------------------------------------------
FMC Technologies, Inc.(a)                         160,950      5,182,590
------------------------------------------------------------------------

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Smith International, Inc.(a)                       87,300   $  4,749,993
========================================================================
                                                              15,038,021
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.00%

Apache Corp.                                      103,800      5,249,166
------------------------------------------------------------------------
Newfield Exploration Co.(a)                        84,300      4,977,915
------------------------------------------------------------------------
Pioneer Natural Resources Co.                     153,900      5,401,890
------------------------------------------------------------------------
Plains Exploration & Production Co.(a)            214,900      5,587,400
========================================================================
                                                              21,216,371
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.02%

Williams Cos., Inc. (The)                         659,000     10,735,110
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.03%

Principal Financial Group, Inc.                     3,800        155,572
========================================================================

PACKAGED FOODS & MEATS-2.84%

Campbell Soup Co.                                 244,600      7,311,094
------------------------------------------------------------------------
Tate & Lyle PLC (United Kingdom)(b)               856,900      7,751,719
========================================================================
                                                              15,062,813
========================================================================

PAPER PRODUCTS-1.39%

Georgia-Pacific Corp.                             196,100      7,349,828
========================================================================

PHARMACEUTICALS-3.52%

Forest Laboratories, Inc.(a)                      238,800     10,712,568
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        266,900      7,969,634
========================================================================
                                                              18,682,202
========================================================================

PROPERTY & CASUALTY INSURANCE-1.44%

ACE Ltd. (Cayman Islands)                         178,700      7,639,425
========================================================================

PUBLISHING-3.01%

Belo Corp.-Class A                                210,200      5,515,648
------------------------------------------------------------------------
Knight-Ridder, Inc.                                71,480      4,784,871
------------------------------------------------------------------------
Lee Enterprises, Inc.                               4,800        221,184
------------------------------------------------------------------------
New York Times Co. (The)-Class A                  132,850      5,420,280
========================================================================
                                                              15,941,983
========================================================================

REGIONAL BANKS-4.93%

City National Corp.                                59,750      4,221,338
------------------------------------------------------------------------
Compass Bancshares, Inc.                           86,100      4,190,487
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Hibernia Corp.-Class A                            154,500   $  4,559,295
------------------------------------------------------------------------
Hudson United Bancorp                              91,300      3,595,394
------------------------------------------------------------------------
Marshall & Ilsley Corp.                            96,900      4,282,980
------------------------------------------------------------------------
TCF Financial Corp.                               164,100      5,274,174
========================================================================
                                                              26,123,668
========================================================================

REINSURANCE-1.02%

RenaissanceRe Holdings Ltd. (Bermuda)             104,200      5,426,736
========================================================================

RESTAURANTS-1.61%

Outback Steakhouse, Inc.                          116,000      5,310,480
------------------------------------------------------------------------
Wendy's International, Inc.                        81,600      3,203,616
========================================================================
                                                               8,514,096
========================================================================

SEMICONDUCTORS-3.07%

Microchip Technology Inc.                         181,450      4,837,457
------------------------------------------------------------------------
National Semiconductor Corp.                      345,100      6,194,545
------------------------------------------------------------------------
Xilinx, Inc.                                      176,900      5,245,085
========================================================================
                                                              16,277,087
========================================================================

SPECIALTY CHEMICALS-6.17%

International Flavors & Fragrances Inc.           311,800     13,357,512
------------------------------------------------------------------------
Rohm & Haas Co.                                   119,400      5,281,062
------------------------------------------------------------------------
Sigma-Aldrich Corp.                               119,400      7,218,924
------------------------------------------------------------------------
Valspar Corp. (The)                               136,950      6,848,870
========================================================================
                                                              32,706,368
========================================================================

SYSTEMS SOFTWARE-1.42%

Computer Associates International, Inc.           243,200      7,553,792
========================================================================

THRIFTS & MORTGAGE FINANCE-1.59%

New York Community Bancorp, Inc.                  229,000      4,710,530
------------------------------------------------------------------------
Webster Financial Corp.                            73,000      3,696,720
========================================================================
                                                               8,407,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $406,993,594)                          470,547,121
========================================================================

MONEY MARKET FUNDS-11.29%

Liquid Assets Portfolio-Institutional
  Class(c)                                     29,925,367     29,925,367
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    29,925,367     29,925,367
========================================================================
    Total Money Market Funds (Cost
      $59,850,734)                                            59,850,734
========================================================================
TOTAL INVESTMENTS-100.06% (Cost $466,844,328)                530,397,855
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.06%)                           (296,832)
========================================================================
NET ASSETS-100.00%                                          $530,101,023
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign securities is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $19,924,549, which represented 3.76% of the Fund's Total Investments. See
    Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $406,993,594)                                  $470,547,121
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $59,850,734)                               59,850,734
=============================================================
    Total investments (cost $466,844,328)         530,397,855
=============================================================
Receivables for:
  Investments sold                                    648,404
-------------------------------------------------------------
  Fund shares sold                                    111,552
-------------------------------------------------------------
  Dividends                                           599,942
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 19,030
=============================================================
    Total assets                                  531,776,783
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            1,021,421
-------------------------------------------------------------
  Amount due custodian                                 15,529
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              25,897
-------------------------------------------------------------
Accrued administrative services fees                  556,350
-------------------------------------------------------------
Accrued distribution fees--Series II                   17,162
-------------------------------------------------------------
Accrued transfer agent fees                             4,126
-------------------------------------------------------------
Accrued operating expenses                             35,275
=============================================================
    Total liabilities                               1,675,760
=============================================================
Net assets applicable to shares outstanding      $530,101,023
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $457,315,045
-------------------------------------------------------------
Undistributed net investment income                   263,985
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 8,968,103
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                63,553,890
=============================================================
                                                 $530,101,023
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $496,606,099
_____________________________________________________________
=============================================================
Series II                                        $ 33,494,924
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           37,873,215
_____________________________________________________________
=============================================================
Series II                                           2,569,325
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.11
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.04
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $48,798)                                       $ 4,360,509
------------------------------------------------------------
Dividends from affiliated money market funds         794,231
============================================================
    Total investment income                        5,154,740
============================================================

EXPENSES:

Advisory fees                                      2,917,207
------------------------------------------------------------
Administrative services fees                       1,088,325
------------------------------------------------------------
Custodian fees                                        53,295
------------------------------------------------------------
Distribution fees -- Series II                        38,171
------------------------------------------------------------
Transfer agent fees                                   18,383
------------------------------------------------------------
Trustees' fees and retirement benefits                21,146
------------------------------------------------------------
Other                                                 75,412
============================================================
    Total expenses                                 4,211,939
============================================================
Less: Fees waived and expenses reimbursed            (12,901)
============================================================
    Net expenses                                   4,199,038
============================================================
Net investment income                                955,702
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           31,839,329
------------------------------------------------------------
  Foreign currencies                                  19,874
============================================================
                                                  31,859,203
============================================================
Change in net unrealized appreciation of:
  Investment securities                           22,026,986
------------------------------------------------------------
  Foreign currencies                                      11
============================================================
                                                  22,026,997
============================================================
Net gain from investment securities and foreign
  currencies                                      53,886,200
============================================================
Net increase in net assets resulting from
  operations                                     $54,841,902
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    955,702    $     18,241
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  31,859,203       3,119,954
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           22,026,997      41,836,612
==========================================================================================
    Net increase in net assets resulting from operations        54,841,902      44,974,807
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (718,225)             --
------------------------------------------------------------------------------------------
  Series II                                                         (6,789)             --
==========================================================================================
    Total distributions from net investment income                (725,014)             --
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (21,198,394)     (1,650,955)
------------------------------------------------------------------------------------------
  Series II                                                     (1,381,970)        (26,270)
==========================================================================================
    Total distributions from net realized gains                (22,580,364)     (1,677,225)
==========================================================================================
    Decrease in net assets resulting from distributions        (23,305,378)     (1,677,225)
==========================================================================================
Share transactions-net:
  Series I                                                     173,142,571     182,089,750
------------------------------------------------------------------------------------------
  Series II                                                     27,385,946       3,163,852
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              200,528,517     185,253,602
==========================================================================================
    Net increase in net assets                                 232,065,041     228,551,184
==========================================================================================

NET ASSETS:

  Beginning of year                                            298,035,982      69,484,798
==========================================================================================
  End of year (including undistributed net investment income
    of $263,985 and $13,423, respectively)                    $530,101,023    $298,035,982
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise stated.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                       AIM V.I. MID CAP CORE EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or
                       AIM V.I. MID CAP CORE EQUITY FUND
discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $12,691.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $210 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $1,088,325, of which AIM retained $102,546 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $18,383.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $38,171.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03         AT COST         FROM SALES      (DEPRECIATION)     12/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $31,340,710     $100,023,336     $(101,438,679)       $   --        $29,925,367    $400,315      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            31,340,710      100,023,336      (101,438,679)           --         29,925,367     393,916          --
============================================================================================================================
  Total           $62,681,420     $200,046,672     $(202,877,358)       $   --        $59,850,734    $794,231      $   --
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,155,849 and $3,090,909, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,464 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
---------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $12,675,049    $1,677,225
---------------------------------------------------------------------------------------
  Long-term capital gain                                       10,630,329            --
=======================================================================================
Total distributions                                           $23,305,378    $1,677,225
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  1,962,664
--------------------------------------------------------------------------
Undistributed long-term gain                                     7,700,820
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          63,140,869
--------------------------------------------------------------------------
Temporary book/tax differences                                     (18,376)
--------------------------------------------------------------------------
Shares of beneficial interest                                  457,315,046
==========================================================================
Total net assets                                              $530,101,023
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $363.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 3, 2004.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $357,611,582 and $191,058,047, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $65,174,910
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,034,404)
===============================================================================
Net unrealized appreciation of investment securities               $63,140,506
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $467,257,349.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses on December 31, 2004, undistributed net investment income was increased by $19,874 and undistributed net realized gain
(loss) was decreased by $19,874. Further, as a result of tax deferrals acquired in the reorganization of Phoenix AIM Mid Cap Equity Fund unto the Fund, undistributed net realized gain (loss) was decreased by $20,440 and shares of beneficial interest increased by $20,440. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    12,423,728    $157,026,231    18,564,670    $196,407,917
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,804,689      35,484,099       365,523       4,040,389
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     1,688,491      21,916,619            --              --
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      107,656       1,388,760            --              --
======================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     1,345,483      18,110,202            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (1,883,158)    (23,910,481)   (1,431,786)    (14,318,167)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (748,758)     (9,486,913)      (87,420)       (876,537)
======================================================================================================================
                                                              15,738,131    $200,528,517    17,410,987    $185,253,602
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of Interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) As of the opening of business on December 6, 2004, the Fund acquired all of the net assets of Phoenix-AIM Mid Cap Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on September 14, 2004 and Phoenix-AIM Mid Cap Equity Fund shareholders on May 11, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,483 shares of the Fund for 1,441,644 shares of Phoenix-AIM Mid Cap Equity Fund outstanding as of the close of business on December 3, 2004 Phoenix-AIM Mid Cap Equity Fund's net assets at that date of $18,110,202 including $2,490,250 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $490,802,188.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,            COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                                2004           2003       2002             2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.06       $   9.53    $ 10.72          $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.03(a)        0.00(a)   (0.02)(a)         0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.63           2.60      (1.17)           0.74
======================================================================================================================
    Total from investment operations                              1.66           2.60      (1.19)           0.74
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)            --         --           (0.02)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.59)         (0.07)        --              --
======================================================================================================================
Net asset value, end of period                                $  13.11       $  12.06    $  9.53          $10.72
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  13.82%         27.31%    (11.10)%          7.37%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,606       $293,162    $68,271          $9,500
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.04%(c)       1.07%      1.30%           1.27%(d)(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets       0.25%(c)       0.01%     (0.22)%         (0.08)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          55%            37%        36%             20%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)Ratios are based on average daily net assets of $387,105,179.
(d)Annualized.
(e)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 5.16%.
(f)Not annualized for periods less than one year.

                                                                                    SERIES II
                                                              -----------------------------------------------------
                                                                                                 SEPTEMBER 10, 2001
                                                                                                  (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              -------------------------------       DECEMBER 31,
                                                               2004          2003      2002             2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.01       $9.51     $ 10.71          $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.00)(a)   (0.03)(a)   (0.04)(a)        (0.01)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.62        2.60       (1.16)           0.73
===================================================================================================================
    Total from investment operations                             1.62        2.57       (1.20)           0.72
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)         --          --           (0.01)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.59)      (0.07)         --              --
===================================================================================================================
Net asset value, end of period                                $ 13.04       $12.01    $  9.51          $10.71
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                 13.57%      27.05%     (11.20)%          7.22%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,495       $4,874    $ 1,214          $  536
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                          1.29%(c)    1.32%       1.45%(d)         1.44%(d)(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.00)%(c)  (0.24)%     (0.37)%         (0.25)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(f)                                         55%         37%         36%             20%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)Ratios are based on average daily net assets of $15,268,262.
(d)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.55% and 5.44% (annualized), for the year ended December 31, 2002 and September 10, 2001 (Date operations commenced) to December 31, 2001, respectively.
(e)Annualized.
(f)Not annualized for periods less than one year.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid on and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                       AIM V.I. MID CAP CORE EQUITY FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                       AIM V.I. MID CAP CORE EQUITY FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER-39.81%(A)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-7.02%

Atlantis One Funding Corp. (Rabobank -ABS
  Program Sponsor) (Acquired 10/07/04; Cost
  $2,067,153) 2.03%(b)                         02/02/05   $2,081   $ 2,077,480
------------------------------------------------------------------------------
  (Acquired 09/22/04; Cost $634,747) 2.03%(b)  03/14/05     641        638,470
------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Fifth Third Bank-ABS Program Sponsor)
  (Acquired 10/04/04; Cost $1,492,391)
  1.99%(b)                                     01/04/05   1,500      1,499,917
------------------------------------------------------------------------------
                                                                     4,215,867
==============================================================================

ASSET-BACKED SECURITIES- CONSUMER
  RECEIVABLES-2.48%

Thunder Bay Funding, LLC (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  12/27/04; Cost $1,492,826) 2.38%(b)          01/18/05   1,495      1,493,517
==============================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-15.83%

Blue Spice LLC (Deutsche Bank A.G.-ABS
  Program Sponsor) (Acquired 10/04/04; Cost
  $1,989,829) 1.99%(b)                         01/04/05   2,000      1,999,889
------------------------------------------------------------------------------
Concord Minutemen Capital Co., LLC- Series A
  (Liberty Hampshire Co.-ABS Program Sponsor)
  (Acquired 11/24/04; Cost $2,985,750)
  2.25%(b)                                     02/08/05   3,000      2,990,319
------------------------------------------------------------------------------
Govco, Inc. (Citibank N.A.-ABS Program
  Sponsor) (Acquired 10/21/04; Cost
  $1,989,522) 2.05%(b)                         01/21/05   2,000      1,997,950
------------------------------------------------------------------------------
Triple-A One Funding Corp. (MBIA Insurance
  Corp.-Program Sponsor) (Acquired 12/27/04;
  Cost $2,520,329) 2.38%(b)                    01/18/05   2,524      2,521,497
==============================================================================
                                                                     9,509,655
==============================================================================

ASSET-BACKED SECURITIES-MULTI-PURPOSE-5.21%

Edison Asset Securitization, LLC (GE Capital
  Corp.-ABS Program Sponsor) (Acquired
  10/06/04; Cost $1,986,712) 2.01%(b)          02/02/05   2,000      1,996,650
------------------------------------------------------------------------------
Falcon Asset Securitization Corp. (JPMorgan
  Chase Bank-ABS Program Sponsor) (Acquired
  12/27/04; Cost $1,130,828) 2.38%(b)          01/25/05   1,133      1,131,352
==============================================================================
                                                                     3,128,002
==============================================================================

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------


ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-4.28%

Eureka Securitization, Inc. (Citicorp North
  America, Inc.-ABS Program Sponsor)
  (Acquired 12/14/04; Cost $2,569,767)
  2.35%(b)                                     01/26/05   $2,577   $ 2,573,131
==============================================================================

DIVERSIFIED BANKS-4.99%

UBS Finance Delaware LLC 2.37%                 01/24/05   3,000      2,995,853
==============================================================================
    Total Commercial Paper (Cost $23,916,025)                       23,916,025
==============================================================================
VARIABLE RATE DEMAND NOTES-18.66%(C)

INSURED-7.41%(D)

Michigan (State of) Western Michigan
  University; Taxable Series 2002 B RB
  2.42%(e)                                     11/15/32   2,920      2,920,000
------------------------------------------------------------------------------
Omaha (City of), Nebraska;
  Special Tax Redevelopment Taxable
  Series 2002 B RB,
  2.52%(e)                                     02/01/13   1,530      1,530,000
==============================================================================
                                                                     4,450,000
==============================================================================

LETTER OF CREDIT-11.25%(F)

Albuquerque (City of), New Mexico
  (Ktech Corp. Project); Taxable Series 2002
  IDR (LOC-Wells Fargo Bank N.A.),
  2.52%(e)                                     11/01/22   1,600      1,600,000
------------------------------------------------------------------------------
Corp. Finance Managers Inc., Floating Rate
  Notes (LOC-Wells Fargo Bank N.A.) 2.52%(e)   02/02/43   1,825      1,825,000
------------------------------------------------------------------------------
Dome Corp.; Floating Rate Notes (LOC-Wachovia
  Bank N.A.) (Acquired 12/20/02; Cost
  $665,000) 2.44%(b)(e)                        08/31/16     665        665,000
------------------------------------------------------------------------------
Folk Financial Services Inc.-Series A,
  Floating Rate Loan Program Notes
  (LOC-National City Bank)
  2.55%(e)                                     10/15/27      85         85,000
------------------------------------------------------------------------------
Moon (City of), Pennsylvania Industrial
  Development Authority (One Thorn Run
  Project); Taxable Series 1995 IDR
  (LOC-National City Bank),
  2.51%(e)                                     11/01/15   1,385      1,385,000
------------------------------------------------------------------------------
Roman Catholic Diocese of Charlotte; Series
  2002 Floating Rate Bonds (LOC-Wachovia Bank
  N.A.)
  2.42%(e)                                     05/01/14   1,200      1,200,000
==============================================================================
                                                                     6,760,000
==============================================================================
    Total Variable Rate Demand Notes (Cost
      $11,210,000)                                                  11,210,000
==============================================================================

                           AIM V.I. MONEY MARKET FUND


                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-6.03%

FULLY BACKED-1.66%

Racers Trust-Series 2004-6-MM, Floating Rate
  Notes (Acquired 04/13/04; Cost $1,000,000)
  2.41%(b)(g)                                  05/20/05   $1,000   $ 1,000,000
==============================================================================
STRUCTURED-4.37%

Holmes Financing (No. 8) PLC
  (United Kingdom)-Series 8, Class 1A,
  Floating Rate Bonds
  2.35%(g)                                     04/15/05   1,000      1,000,000
------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A-1, Floating
  Rate Bonds (Acquired 02/10/04; Cost
  $1,626,140)
  2.40%(b)(g)                                  02/14/05   1,626      1,626,140
==============================================================================
                                                                     2,626,140
==============================================================================
    Total Asset-Backed Securities (Cost
      $3,626,140)                                                    3,626,140
==============================================================================
CERTIFICATES OF DEPOSIT-4.99%

Fortis Bank S.A./N.V. (Netherlands)
  1.25%                                        01/10/05   1,000      1,000,000
------------------------------------------------------------------------------
Northern Rock PLC (United Kingdom)
  2.25%                                        04/04/05   2,000      2,000,000
==============================================================================
    Total Certificates of Deposit (Cost
      $3,000,000)                                                    3,000,000
==============================================================================
FUNDING AGREEMENTS-3.33%

New York Life Insurance Co.(Acquired
  04/07/04; Cost $2,000,000)
  2.36%(b)(g)(h)                               04/06/05   2,000      2,000,000
==============================================================================
MASTER NOTE AGREEMENTS-3.33%

Merrill Lynch Mortgage Capital, Inc.(Acquired
  08/23/04; Cost $2,000,000)
  2.45%(b)(i)(j)                               02/23/05   2,000      2,000,000
==============================================================================

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-1.66%

FEDERAL HOME LOAN BANK(FHLB)-1.66%

Unsec. Bonds, (Cost $1,000,000)
  1.35%                                        04/29/05   $1,000   $ 1,000,000
==============================================================================
MEDIUM-TERM NOTES-1.17%

MetLife Global Funding, Floating Rate Global
  MTN (Acquired 11/10/04; Cost $700,503)
  2.46%(b)(g)                                  12/28/05     700        700,503
==============================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $47,452,668)                                47,452,668
==============================================================================
REPURCHASE AGREEMENTS-20.86%

Bank of America Securities LLC
  2.27%(k)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  2.27%(l)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  2.28%(m)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  2.20%(n)                                     01/03/05   4,532      4,532,059
------------------------------------------------------------------------------
Wachovia Securities, Inc.
  2.27%(o)                                     01/03/05   2,000      2,000,000
==============================================================================
    Total Repurchase Agreements (Cost
      $12,532,059)                                                  12,532,059
==============================================================================
TOTAL INVESTMENTS-99.84% (Cost
  $59,984,727)(p)                                                   59,984,727
==============================================================================
OTHER ASSETS LESS LIABILITIES-0.16%                                     98,648
==============================================================================
NET ASSETS-100.00%                                                 $60,083,375
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium Term Notes
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $28,911,815, which represented 48.12% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(d) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp.
(e) Interest rate is redetermined weekly. Rate shown is the rate in effect on December 31, 2004.
(f) Principal and interest payments are fully enhanced by a letter from the bank listed or a predecessor bank, branch or subsidiary.
(g) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(h) Security considered to be illiquid. The market value of this security is considered illiquid at December 31, 2004 represented 3.33% of the Fund's Net Assets.
(i) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates
(j) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. The interest rate on master notes is redetermined daily. Rate shown is the rate in effect on December 31, 2004.

                           AIM V.I. MONEY MARKET FUND

(k) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $250,293,646 U.S. Government obligation, 5.50% due 04/01/34 with an aggregate market value at 12/31/04 of $255,000,001. The amount to be received upon repurchase by the Fund is $2,000,378.
(l) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $251,692,482 U.S. Government obligations, 4.00% to 7.50% due 01/01/08 to 01/01/35 with an aggregate market value at 12/31/04 of $255,000,000. The amount to be received upon repurchase by the Fund is $2,000,378.
(m) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,500. Collateralized by $273,583,000 U.S. Government obligations, 0% to 9.38% due 01/15/05 to 11/15/30 with an aggregate market value at 12/31/04 of $255,000,054. The amount to be received upon repurchase by the Fund is $2,000,380.
(n) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $500,091,667. Collateralized by $478,940,000 U.S. Government obligations, 3.50% to 6.38% due 10/19/07 to 04/01/36 with an aggregate market value at 12/31/04 of $516,644,298. The amount to be received upon repurchase by the Fund is $4,532,890.
(o) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $251,257,431 U.S. Government obligations, 3.50% to 5.50% due 01/01/19 to 01/01/35 with an aggregate market value at 12/31/04 of $255,000,001. The amount to be received upon repurchase by the Fund is $2,000,378.
(p) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, excluding repurchase agreements,
  at value (cost $47,452,668)                    $47,452,668
------------------------------------------------------------
Repurchase agreements (cost $12,532,059)          12,532,059
============================================================
    Total investments (cost $59,984,727)          59,984,727
============================================================
Receivables for:
  Fund shares sold                                   161,156
------------------------------------------------------------
  Interest                                            62,187
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                53,697
============================================================
    Total assets                                  60,261,767
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              26,200
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             58,546
------------------------------------------------------------
Accrued administrative services fees                  74,758
------------------------------------------------------------
Accrued distribution fees -- Series II                 4,282
------------------------------------------------------------
Accrued transfer agent fees                              124
------------------------------------------------------------
Accrued operating expenses                            14,482
============================================================
    Total liabilities                                178,392
============================================================
Net assets applicable to shares outstanding      $60,083,375
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $60,077,031
------------------------------------------------------------
Undistributed net investment income                    6,344
============================================================
                                                 $60,083,375
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $54,007,723
____________________________________________________________
============================================================
Series II                                        $ 6,075,652
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          54,005,821
____________________________________________________________
============================================================
Series II                                          6,076,128
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                           $993,846
===========================================================

EXPENSES:

Advisory fees                                       279,009
-----------------------------------------------------------
Administrative services fees                        177,043
-----------------------------------------------------------
Custodian fees                                        3,900
-----------------------------------------------------------
Distribution fees -- Series II                        8,981
-----------------------------------------------------------
Transfer agent fees                                   4,851
-----------------------------------------------------------
Trustees' fees and retirement benefits               13,036
-----------------------------------------------------------
Professional fees                                    29,537
-----------------------------------------------------------
Other                                                16,536
===========================================================
    Total expenses                                  532,893
===========================================================
Less: Expenses reimbursed                              (112)
-----------------------------------------------------------
    Net expenses                                    532,781
===========================================================
Net investment income                               461,065
===========================================================
Net increase in net assets resulting from
  operations                                       $461,065
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004              2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    461,065      $    625,624
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (436,246)         (610,648)
--------------------------------------------------------------------------------------------
  Series II                                                        (24,819)          (14,976)
============================================================================================
     Decrease in net assets resulting from distributions          (461,065)         (625,624)
============================================================================================
Share transactions-net:
  Series I                                                     (23,498,214)      (42,030,863)
--------------------------------------------------------------------------------------------
  Series II                                                      3,693,695        (5,448,303)
============================================================================================
     Net increase (decrease) in net assets resulting from
      share transactions                                       (19,804,519)      (47,479,166)
============================================================================================
     Net increase (decrease) in net assets                     (19,804,519)      (47,479,166)
============================================================================================
Net assets:
  Beginning of year                                             79,887,894       127,367,060
============================================================================================
  End of year (including undistributed net investment income
     of $6,344 and $0, respectively)                          $ 60,083,375      $ 79,887,894
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless other wise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities

                           AIM V.I. MONEY MARKET FUND
     reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement the year ended December 31, 2004, AIM was paid $177,043, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $4,851.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to

                           AIM V.I. MONEY MARKET FUND
the extent necessary to limit total annual fund operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $8,981.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,786 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                2004        2003
----------------------------------------------------------------------------------
Ordinary income                                               $461,065    $625,624
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Undistributed ordinary income                                 $    61,533
-------------------------------------------------------------------------
Temporary book/tax differences                                    (55,189)
-------------------------------------------------------------------------
Shares of beneficial interest                                  60,077,031
=========================================================================
Total net assets                                              $60,083,375
_________________________________________________________________________
=========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 6--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions and non-deductible expenses on December 31, 2004, undistributed net investment income was increased by $6,344, undistributed net realized gain (loss) was decreased by $1,426 and shares of beneficial interest decreased by $4,918. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. MONEY MARKET FUND

NOTE 7--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     30,161,445    $ 30,161,445     123,982,671    $ 123,982,671
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                    13,875,916      13,875,916      81,320,924       81,320,924
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        436,232         436,232         610,648          610,648
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                        24,822          24,822          14,976           14,976
==========================================================================================================================
Reacquired:
  Series I                                                    (54,095,891)    (54,095,891)   (166,624,182)    (166,624,182)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (10,207,043)    (10,207,043)    (86,784,203)     (86,784,203)
==========================================================================================================================
                                                              (19,804,519)   $(19,804,519)    (47,479,166)   $ (47,479,166)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 89% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003        2002        2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01          0.01        0.01        0.04       0.06
======================================================================================================================
Less distributions from net investment income                   (0.01)        (0.01)      (0.01)      (0.04)     (0.06)
======================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.69%         0.58%       1.19%       3.61%      5.83%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,008       $77,505    $119,536    $128,277    $73,864
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          0.75%(b)      0.66%       0.67%       0.64%      0.71%
======================================================================================================================
Ratio of net investment income to average net assets             0.67%(b)      0.59%       1.18%       3.36%      5.66%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $66,159,841.

                           AIM V.I. MONEY MARKET FUND


                                                                                   SERIES II
                                                              ----------------------------------------------------
                                                                                                 DECEMBER 16, 2001
                                                                                                 (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                              -------------------------------    DECEMBER 31,
                                                               2004          2003       2002        2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $ 1.00          $1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.00         0.003      0.01           0.00
==================================================================================================================
Less distributions from net investment income                   (0.00)       (0.003)    (0.01)         (0.00)
==================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $ 1.00          $1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                  0.44%         0.33%     0.93%          0.05%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 6,076       $ 2,382    $7,831          $ 997
==================================================================================================================
Ratio of expenses to average net assets                          1.00%(b)      0.91%     0.92%          0.89%(c)
==================================================================================================================
Ratio of net investment income to average net assets             0.42%(b)      0.34%     0.93%          3.11%(c)
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $3,592,467.
(c)  Annualized.

NOTE 9--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

                           AIM V.I. MONEY MARKET FUND

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

                           AIM V.I. MONEY MARKET FUND

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Premier Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/  TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                          AIM V.I. PREMIER EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.74%

ADVERTISING-1.02%

Interpublic Group of Cos., Inc. (The)(a)          362,000   $    4,850,800
--------------------------------------------------------------------------
Omnicom Group Inc.                                148,300       12,504,656
==========================================================================
                                                                17,355,456
==========================================================================

AEROSPACE & DEFENSE-1.52%

Boeing Co. (The)                                   85,000        4,400,450
--------------------------------------------------------------------------
General Dynamics Corp.                             42,000        4,393,200
--------------------------------------------------------------------------
Honeywell International Inc.                      183,400        6,494,194
--------------------------------------------------------------------------
Northrop Grumman Corp.                            196,200       10,665,432
==========================================================================
                                                                25,953,276
==========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                        170,300        5,350,826
==========================================================================

APPAREL RETAIL-0.94%

Gap, Inc. (The)                                   371,000        7,835,520
--------------------------------------------------------------------------
Limited Brands                                    360,000        8,287,200
==========================================================================
                                                                16,122,720
==========================================================================

APPLICATION SOFTWARE-0.71%

Amdocs Ltd. (United Kingdom)(a)                   295,000        7,743,750
--------------------------------------------------------------------------
Intuit Inc.(a)                                    100,000        4,401,000
==========================================================================
                                                                12,144,750
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.58%

Bank of New York Co., Inc. (The)                  296,100        9,895,662
==========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(a)                                 80,000        4,355,200
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          125,000        4,373,750
==========================================================================
                                                                 8,728,950
==========================================================================

BREWERS-0.73%

Heineken N.V. (Netherlands)(b)                    377,481       12,532,798
==========================================================================

BUILDING PRODUCTS-1.39%

Masco Corp.                                       648,900       23,704,317
==========================================================================

COMMUNICATIONS EQUIPMENT-2.11%

Cisco Systems, Inc.(a)                            460,000        8,878,000
--------------------------------------------------------------------------
Motorola, Inc.                                    380,000        6,536,000
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           535,500        8,391,285
--------------------------------------------------------------------------
QUALCOMM Inc.                                     219,000        9,285,600
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                35,000        2,884,700
==========================================================================
                                                                35,975,585
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                 75,000   $    4,456,500
==========================================================================

COMPUTER HARDWARE-1.46%

Dell Inc.(a)                                      322,000       13,569,080
--------------------------------------------------------------------------
International Business Machines Corp.             115,900       11,425,422
==========================================================================
                                                                24,994,502
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(a)             55,000        4,675,000
==========================================================================

CONSUMER ELECTRONICS-0.50%

Sony Corp.-ADR (Japan)(c)                         221,000        8,610,160
==========================================================================

CONSUMER FINANCE-1.02%

American Express Co.                               80,000        4,509,600
--------------------------------------------------------------------------
Capital One Financial Corp.                        36,000        3,031,560
--------------------------------------------------------------------------
MBNA Corp.                                        170,000        4,792,300
--------------------------------------------------------------------------
SLM Corp.                                          95,000        5,072,050
==========================================================================
                                                                17,405,510
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.33%

First Data Corp.                                  532,800       22,665,312
==========================================================================

DEPARTMENT STORES-1.16%

J.C. Penney Co., Inc.                             120,000        4,968,000
--------------------------------------------------------------------------
Kohl's Corp.(a)                                   303,100       14,903,427
==========================================================================
                                                                19,871,427
==========================================================================

DIVERSIFIED BANKS-1.23%

Bank of America Corp.                             273,100       12,832,969
--------------------------------------------------------------------------
Wachovia Corp.                                    155,500        8,179,300
==========================================================================
                                                                21,012,269
==========================================================================

DIVERSIFIED CHEMICALS-0.95%

Dow Chemical Co. (The)                            328,700       16,273,937
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

Cendant Corp.                                     945,300       22,101,114
==========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                   112,200        8,386,950
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Emerson Electric Co.                              119,100        8,348,910
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         185,000        9,166,750
==========================================================================
                                                                17,515,660
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.78%

Waste Management, Inc.                          1,017,900   $   30,475,926
==========================================================================

FOOD RETAIL-1.86%

Kroger Co. (The)(a)                             1,437,600       25,215,504
--------------------------------------------------------------------------
Safeway Inc.(a)                                   336,000        6,632,640
==========================================================================
                                                                31,848,144
==========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                143,000       12,968,670
==========================================================================

GENERAL MERCHANDISE STORES-1.30%

Target Corp.                                      427,600       22,205,268
==========================================================================

HEALTH CARE DISTRIBUTORS-1.56%

Cardinal Health, Inc.                             305,800       17,782,270
--------------------------------------------------------------------------
McKesson Corp.                                    284,000        8,934,640
==========================================================================
                                                                26,716,910
==========================================================================

HEALTH CARE EQUIPMENT-1.44%

Baxter International Inc.                         225,000        7,771,500
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           173,000        9,826,400
--------------------------------------------------------------------------
Waters Corp.(a)                                   148,000        6,924,920
==========================================================================
                                                                24,522,820
==========================================================================

HEALTH CARE FACILITIES-0.50%

HCA, Inc.                                         214,000        8,551,440
==========================================================================

HEALTH CARE SERVICES-0.45%

IMS Health Inc.                                    80,300        1,863,763
--------------------------------------------------------------------------
Quest Diagnostics Inc.                             60,000        5,733,000
==========================================================================
                                                                 7,596,763
==========================================================================

HEALTH CARE SUPPLIES-0.45%

Alcon, Inc. (Switzerland)                          95,000        7,657,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.32%

Starwood Hotels & Resorts Worldwide, Inc.          92,800        5,419,520
==========================================================================

HOUSEHOLD PRODUCTS-1.18%

Kimberly-Clark Corp.                              143,800        9,463,478
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        193,000       10,630,440
==========================================================================
                                                                20,093,918
==========================================================================

HOUSEWARES & SPECIALTIES-0.27%

Fortune Brands, Inc.                               60,000        4,630,800
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.39%

Costco Wholesale Corp.                            136,000        6,583,760
==========================================================================

INDUSTRIAL CONGLOMERATES-4.71%

General Electric Co.                              680,000       24,820,000
--------------------------------------------------------------------------
Textron Inc.                                       60,000        4,428,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Tyco International Ltd. (Bermuda)               1,432,400   $   51,193,976
==========================================================================
                                                                80,441,976
==========================================================================

INDUSTRIAL MACHINERY-2.01%

Danaher Corp.                                     166,000        9,530,060
--------------------------------------------------------------------------
Dover Corp.                                       267,700       11,227,338
--------------------------------------------------------------------------
Eaton Corp.                                        81,000        5,861,160
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           83,400        7,729,512
==========================================================================
                                                                34,348,070
==========================================================================

INTEGRATED OIL & GAS-3.75%

Amerada Hess Corp.                                142,750       11,759,745
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       345,800       20,194,720
--------------------------------------------------------------------------
ChevronTexaco Corp.                               156,000        8,191,560
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 307,300       15,752,198
--------------------------------------------------------------------------
Murphy Oil Corp.                                  100,700        8,101,315
==========================================================================
                                                                63,999,538
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

ALLTEL Corp.                                      142,200        8,355,672
==========================================================================

INTERNET RETAIL-0.93%

eBay Inc.(a)                                       66,000        7,674,480
--------------------------------------------------------------------------
IAC/InterActiveCorp(a)                            299,800        8,280,476
==========================================================================
                                                                15,954,956
==========================================================================

INTERNET SOFTWARE & SERVICES-0.61%

Yahoo! Inc.(a)                                    275,000       10,362,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.33%

Goldman Sachs Group, Inc. (The)                    75,000        7,803,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         150,400        8,989,408
--------------------------------------------------------------------------
Morgan Stanley                                    414,900       23,035,248
==========================================================================
                                                                39,827,656
==========================================================================

IT CONSULTING & OTHER SERVICES-1.20%

Accenture Ltd.-Class A (Bermuda)(a)               759,300       20,501,100
==========================================================================

LIFE & HEALTH INSURANCE-0.53%

Prudential Financial, Inc.                        165,700        9,106,872
==========================================================================

MANAGED HEALTH CARE-1.87%

Aetna Inc.                                         62,000        7,734,500
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           125,000       11,003,750
--------------------------------------------------------------------------
WellPoint Inc.(a)                                 114,100       13,121,500
==========================================================================
                                                                31,859,750
==========================================================================

MOTORCYCLE MANUFACTURERS-0.39%

Harley-Davidson, Inc.                             110,000        6,682,500
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.72%

Walt Disney Co. (The)                             440,000   $   12,232,000
==========================================================================

MULTI-LINE INSURANCE-0.40%

Hartford Financial Services Group, Inc. (The)      98,000        6,792,380
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.46%

Dominion Resources, Inc.                          115,500        7,823,970
==========================================================================

OFFICE ELECTRONICS-1.29%

Xerox Corp.(a)                                  1,299,500       22,104,495
==========================================================================

OIL & GAS DRILLING-1.66%

GlobalSanteFe Corp. (Cayman Islands)              285,000        9,436,350
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              163,200        8,370,528
--------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               248,000       10,512,720
==========================================================================
                                                                28,319,598
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.82%

Baker Hughes Inc.                                 268,000       11,435,560
--------------------------------------------------------------------------
BJ Services Co.                                   175,000        8,144,500
--------------------------------------------------------------------------
Halliburton Co.                                   299,100       11,736,684
--------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   136,300        9,125,285
--------------------------------------------------------------------------
Smith International, Inc.(a)                      140,500        7,644,605
==========================================================================
                                                                48,086,634
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.14%

Citigroup Inc.                                    492,800       23,743,104
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              327,500       12,775,775
==========================================================================
                                                                36,518,879
==========================================================================

PACKAGED FOODS & MEATS-3.81%

Campbell Soup Co.                                 399,000       11,926,110
--------------------------------------------------------------------------
General Mills, Inc.                               526,800       26,187,228
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          525,000       18,695,250
--------------------------------------------------------------------------
Sara Lee Corp.                                    342,500        8,267,950
==========================================================================
                                                                65,076,538
==========================================================================

PAPER PRODUCTS-0.67%

Georgia-Pacific Corp.                             302,300       11,330,204
--------------------------------------------------------------------------
Neenah Paper, Inc.(a)                               4,357          142,038
==========================================================================
                                                                11,472,242
==========================================================================

PERSONAL PRODUCTS-1.07%

Estee Lauder Cos. Inc. (The)-Class A              140,000        6,407,800
--------------------------------------------------------------------------
Gillette Co. (The)                                266,000       11,911,480
==========================================================================
                                                                18,319,280
==========================================================================

PHARMACEUTICALS-8.91%

Bristol-Myers Squibb Co.                          458,200   $   11,739,084
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PHARMACEUTICALS - (CONTINUED)

Forest Laboratories, Inc.(a)                      370,000       16,598,200
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          400,700       18,989,173
--------------------------------------------------------------------------
Johnson & Johnson                                 361,900       22,951,698
--------------------------------------------------------------------------
Merck & Co. Inc.                                  657,400       21,128,836
--------------------------------------------------------------------------
Pfizer Inc.                                       367,700        9,887,453
--------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                        214,000       17,074,989
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        430,600       12,857,716
--------------------------------------------------------------------------
Wyeth                                             491,900       20,950,021
==========================================================================
                                                               152,177,170
==========================================================================

PROPERTY & CASUALTY INSURANCE-2.64%

ACE Ltd. (Cayman Islands)                         534,200       22,837,050
--------------------------------------------------------------------------
Allstate Corp. (The)                              100,000        5,172,000
--------------------------------------------------------------------------
Chubb Corp. (The)                                 111,000        8,535,900
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               232,100        8,603,947
==========================================================================
                                                                45,148,897
==========================================================================

PUBLISHING-1.69%

Gannett Co., Inc.                                 126,100       10,302,370
--------------------------------------------------------------------------
New York Times Co. (The)-Class A(c)               198,000        8,078,400
--------------------------------------------------------------------------
Tribune Co.                                       249,400       10,509,716
==========================================================================
                                                                28,890,486
==========================================================================

RAILROADS-1.10%

Norfolk Southern Corp.                            238,800        8,642,172
--------------------------------------------------------------------------
Union Pacific Corp.                               150,800       10,141,300
==========================================================================
                                                                18,783,472
==========================================================================

REGIONAL BANKS-0.92%

BB&T Corp.                                        198,800        8,359,540
--------------------------------------------------------------------------
SunTrust Banks, Inc.                               98,400        7,269,792
==========================================================================
                                                                15,629,332
==========================================================================

RESTAURANTS-1.24%

McDonald's Corp.                                  310,000        9,938,600
--------------------------------------------------------------------------
Yum! Brands, Inc.                                 237,000       11,181,660
==========================================================================
                                                                21,120,260
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.44%

Applied Materials, Inc.(a)                        440,000        7,524,000
==========================================================================

SEMICONDUCTORS-2.52%

Analog Devices, Inc.                              433,600       16,008,512
--------------------------------------------------------------------------
Intel Corp.                                       456,700       10,682,213
--------------------------------------------------------------------------
National Semiconductor Corp.                      491,400        8,820,630
--------------------------------------------------------------------------
Xilinx, Inc.                                      256,400        7,602,260
==========================================================================
                                                                43,113,615
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SOFT DRINKS-0.87%

Coca-Cola Co. (The)                               200,000   $    8,326,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     125,000        6,525,000
==========================================================================
                                                                14,851,000
==========================================================================

SPECIALTY STORES-0.31%

Staples, Inc.                                     159,000        5,359,890
==========================================================================

SYSTEMS SOFTWARE-4.62%

Adobe Systems Inc.                                 85,000        5,332,900
--------------------------------------------------------------------------
Computer Associates International, Inc.           908,200       28,208,692
--------------------------------------------------------------------------
Microsoft Corp.                                   921,100       24,602,581
--------------------------------------------------------------------------
Oracle Corp.(a)                                   610,000        8,369,200
--------------------------------------------------------------------------
Symantec Corp.(a)                                 484,000       12,467,840
==========================================================================
                                                                78,981,213
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.55%

Countrywide Financial Corp.                        90,000        3,330,900
--------------------------------------------------------------------------
Fannie Mae                                        203,300       14,476,993
--------------------------------------------------------------------------
Washington Mutual, Inc.                           203,400        8,599,752
==========================================================================
                                                                26,407,645
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,382,543,499)                        1,601,176,706
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-6.78%

Liquid Assets Portfolio-Institutional
  Class(d)                                     57,924,372   $   57,924,372
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    57,924,371       57,924,371
==========================================================================
    Total Money Market Funds (Cost
      $115,848,743)                                            115,848,743
==========================================================================
TOTAL INVESTMENTS-100.52% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,498,392,242)                                            1,717,025,449
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.30%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   5,027,000        5,027,000
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,027,000)                                          5,027,000
==========================================================================
TOTAL INVESTMENTS-100.82% (Cost
  $1,503,419,242)                                            1,722,052,449
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.82%)                          (14,011,687)
==========================================================================
NET ASSETS-100.00%                                          $1,708,040,762
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $29,607,787, which represented 1.72% of the Fund's Total Investments. See
    Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,382,543,499)*                             $1,601,176,706
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,875,743)                             120,875,743
=============================================================
    Total investments (cost $1,503,419,242)     1,722,052,449
=============================================================
Foreign currencies, at market value (cost
  $345)                                                   365
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,997,325
-------------------------------------------------------------
  Fund shares sold                                    694,814
-------------------------------------------------------------
  Dividends                                         2,812,551
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                110,864
-------------------------------------------------------------
Other assets                                              191
=============================================================
    Total assets                                1,731,668,559
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            14,843,198
-------------------------------------------------------------
  Fund shares reacquired                            1,087,560
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  188,611
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,027,000
-------------------------------------------------------------
Accrued administrative services fees                2,319,442
-------------------------------------------------------------
Accrued distribution fees -- Series II                 15,875
-------------------------------------------------------------
Accrued transfer agent fees                            10,611
-------------------------------------------------------------
Accrued operating expenses                            135,500
=============================================================
    Total liabilities                              23,627,797
=============================================================
Net assets applicable to shares outstanding    $1,708,040,762
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $2,229,184,145
-------------------------------------------------------------
Undistributed net investment income                12,769,243
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (752,545,855)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               218,633,229
=============================================================
                                               $1,708,040,762
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,681,292,019
_____________________________________________________________
=============================================================
Series II                                      $   26,748,743
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           78,917,706
_____________________________________________________________
=============================================================
Series II                                           1,262,857
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.30
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.18
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $4,889,224 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $175,136)                                      $ 26,974,894
-------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $83,306**)                                        1,224,043
-------------------------------------------------------------
Interest                                               21,434
=============================================================
    Total investment income                        28,220,371
=============================================================

EXPENSES:

Advisory fees                                      10,204,135
-------------------------------------------------------------
Administrative services fees                        4,223,899
-------------------------------------------------------------
Custodian fees                                        188,754
-------------------------------------------------------------
Distribution fees -- Series II                         59,999
-------------------------------------------------------------
Transfer agent fees                                    66,757
-------------------------------------------------------------
Trustees' fees and retirement benefits                 54,171
-------------------------------------------------------------
Other                                                 469,382
=============================================================
    Total expenses                                 15,267,097
=============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (85,795)
=============================================================
    Net expenses                                   15,181,302
=============================================================
Net investment income                              13,039,069
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            87,319,368
-------------------------------------------------------------
  Foreign currencies                                 (115,053)
-------------------------------------------------------------
  Futures contracts                                 2,739,868
=============================================================
                                                   89,944,183
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (9,043,912)
-------------------------------------------------------------
  Foreign currencies                                   (3,295)
-------------------------------------------------------------
  Futures contracts                                (2,074,881)
=============================================================
                                                  (11,122,088)
=============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 78,822,095
=============================================================
Net increase in net assets resulting from
  operations                                     $ 91,861,164
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   13,039,069    $    7,662,550
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, future
    contracts and option contracts                                89,944,183      (102,417,712)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (11,122,088)      456,837,228
==============================================================================================
    Net increase in net assets resulting from operations          91,861,164       362,082,066
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (7,604,614)       (4,839,593)
----------------------------------------------------------------------------------------------
  Series II                                                          (82,296)          (46,580)
==============================================================================================
    Decrease in net assets resulting from distributions           (7,686,910)       (4,886,173)
==============================================================================================
Share transactions-net:
  Series I                                                      (150,562,508)     (124,161,266)
----------------------------------------------------------------------------------------------
  Series II                                                        3,053,911         7,981,573
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (147,508,597)     (116,179,693)
==============================================================================================
    Net increase (decrease) in net assets                        (63,334,343)      241,016,200
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,771,375,105     1,530,358,905
==============================================================================================
  End of year (including undistributed net investment income
    of $12,769,243 and $7,532,137, respectively)              $1,708,040,762    $1,771,375,105
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                          AIM V.I. PREMIER EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $20,025.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $65,767 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $4,223,899, of which AIM retained $378,381 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $66,757.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $59,999.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $33,851,833     $  300,282,812    $  (276,210,273)    $         --     $ 57,924,372     $  573,442    $         --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            33,851,833        300,282,812       (276,210,274)              --       57,924,371        567,295              --
====================================================================================================================================
  Subtotal        $67,703,666     $  600,565,624    $  (552,420,547)    $         --     $115,848,743     $1,140,737    $         --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 43,116,875     $  363,468,475    $  (406,585,350)    $         --     $         --     $   54,676    $         --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        124,822,863       (119,795,863)              --        5,027,000         28,630              --
====================================================================================================================================
  Subtotal       $ 43,116,875     $  488,291,338    $  (526,381,213)    $         --     $  5,027,000     $   83,306    $         --
====================================================================================================================================
  Total          $110,820,541     $1,088,856,962    $(1,078,801,760)    $         --     $120,875,743     $1,224,043    $         --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $44,797,933 and $28,498,586, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $3 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $6,499 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $4,889,224 were on loan to brokers. The loans were secured by cash collateral of $5,027,000 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $83,306 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,686,910    $4,886,173
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   12,928,562
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           207,875,181
----------------------------------------------------------------------------
Temporary book/tax differences                                      (160,880)
----------------------------------------------------------------------------
Capital loss carryforward                                       (741,353,006)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (433,240)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,229,184,145
============================================================================
Total net assets                                              $1,708,040,762
____________________________________________________________________________
============================================================================

                          AIM V.I. PREMIER EQUITY FUND

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $22.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and the deferral of post-October currency losses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $78,199,764 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2009                                             $171,937,212
---------------------------------------------------------------------------
December 31, 2010                                              412,231,328
---------------------------------------------------------------------------
December 31, 2011                                              157,184,466
===========================================================================
Total capital loss carryforward                               $741,353,006
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,481,236,803 and $1,656,499,488, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $235,224,800
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (27,349,641)
==============================================================================
Net unrealized appreciation of investment securities             $207,875,159
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,514,177,290.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income (loss) was decreased by $115,053 and undistributed net realized gain (loss) was increased by $115,053. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     11,417,183    $ 230,676,416      8,856,249    $ 156,752,191
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       399,900        8,036,658        760,541       13,412,567
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        316,128        6,667,145        210,955        4,128,344
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                         3,924           82,294          2,392           46,580
==========================================================================================================================
Reacquired:
  Series I                                                    (19,262,043)    (387,906,069)   (16,320,429)    (285,041,801)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (254,102)      (5,065,041)      (319,790)      (5,477,574)
==========================================================================================================================
                                                                7,379,010    $(147,508,597)    (6,810,082)   $(116,179,693)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 47% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                              2004              2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    20.23        $    16.22    $    23.35    $    27.30    $    33.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.17(a)           0.09(b)       0.05(b)       0.06(b)       0.04(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.00              3.98         (7.11)        (3.50)        (4.94)
=================================================================================================================================
    Total from investment operations                             1.17              4.07         (7.06)        (3.44)        (4.90)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)            (0.06)        (0.07)        (0.03)        (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --                --            --         (0.48)        (1.26)
=================================================================================================================================
    Total distributions                                         (0.10)            (0.06)        (0.07)        (0.51)        (1.30)
=================================================================================================================================
Net asset value, end of period                             $    21.30        $    20.23    $    16.22    $    23.35    $    27.30
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  5.77%            25.08%       (30.26)%      (12.53)%      (14.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,681,292        $1,748,961    $1,519,525    $2,558,120    $2,746,161
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          0.90%(d)(e)       0.85%         0.85%         0.85%         0.84%
=================================================================================================================================
Ratio of net investment income to average net assets             0.78%(a)(d)       0.48%         0.24%         0.24%         0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            92%               50%           46%           40%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.14 and 0.62%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,655,856,363.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.91%.

                          AIM V.I. PREMIER EQUITY FUND

                                                                                          SERIES II
                                                              -----------------------------------------------------------------
                                                                                                             SEPTEMBER 19, 2001
                                                                                                                (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                              ---------------------------------------           DECEMBER 31,
                                                               2004            2003            2002                 2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 20.14         $ 16.17         $ 23.34              $21.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)         0.04(b)        (0.00)(b)           (0.00)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.02            3.97           (7.10)               2.85
===============================================================================================================================
    Total from investment operations                             1.11            4.01           (7.10)               2.85
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.07)          (0.04)          (0.07)              (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --              --               (0.48)
===============================================================================================================================
    Total distributions                                         (0.07)          (0.04)          (0.07)              (0.51)
===============================================================================================================================
Net asset value, end of period                                $ 21.18         $ 20.14         $ 16.17              $23.34
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                  5.49%          24.83%         (30.44)%             13.66%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,749         $22,414         $10,834              $  687
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          1.15%(d)(e)     1.10%           1.10%               1.10%(f)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.53%(a)(d)     0.23%          (0.01)%             (0.01)%(f)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(g)                                         92%             50%             46%                 40%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.06 and 0.37%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $23,999,432.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.16%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by

                          AIM V.I. PREMIER EQUITY FUND
the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities

                          AIM V.I. PREMIER EQUITY FUND
of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                          AIM V.I. PREMIER EQUITY FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                          AIM V.I. PREMIER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Real Estate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Real Estate Fund, formerly known as INVESCO VIF - Real Estate Opportunity Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 11, 2005
Houston, Texas

                           AIM V.I. REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-91.92%

APARTMENTS-14.24%

American Campus Communities, Inc.                 16,200   $   364,338
----------------------------------------------------------------------
Archstone-Smith Trust                             56,000     2,144,800
----------------------------------------------------------------------
AvalonBay Communities, Inc.                       17,800     1,340,340
----------------------------------------------------------------------
BRE Properties, Inc.-Class A                      22,900       923,099
----------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       28,100       352,580
----------------------------------------------------------------------
Equity Residential                                51,100     1,848,798
----------------------------------------------------------------------
Essex Property Trust, Inc.                        26,900     2,254,220
----------------------------------------------------------------------
GMH Communities Trust                              9,400       132,540
----------------------------------------------------------------------
United Dominion Realty Trust, Inc.                78,500     1,946,800
======================================================================
                                                            11,307,515
======================================================================

DIVERSIFIED-8.16%

British Land Co. PLC (United Kingdom)(a)          11,800       202,464
----------------------------------------------------------------------
Capital & Regional PLC (United Kingdom)(a)        13,600       181,028
----------------------------------------------------------------------
Cousins Properties Inc.-Series B, 7.50%
  Pfd.(b)                                         11,600       292,900
----------------------------------------------------------------------
Gecina S.A. (France)(a)                              800        79,237
----------------------------------------------------------------------
Hammerson PLC (United Kingdom)                    12,900       214,931
----------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)         135,000       208,667
----------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)          68,000       179,808
----------------------------------------------------------------------
Klepierre (France)(a)                              3,200       282,657
----------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(a)     10,700       286,770
----------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)(a)            13,000       152,787
----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               17,000       207,120
----------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)                 60,594        59,658
----------------------------------------------------------------------
Stockland (Australia)(a)                          41,400       194,207
----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       18,000       180,148
----------------------------------------------------------------------
Unibail (France)(a)                                1,300       204,381
----------------------------------------------------------------------
Vornado Realty Trust                              46,600     3,547,658
======================================================================
                                                             6,474,421
======================================================================

HEALTHCARE-0.81%

Health Care REIT, Inc.                             1,200        45,780
----------------------------------------------------------------------
Ventas, Inc.                                      21,800       597,538
======================================================================
                                                               643,318
======================================================================

INDUSTRIAL PROPERTIES-10.39%

Brixton PLC (United Kingdom)                      38,200       257,040
----------------------------------------------------------------------
Catellus Development Corp.                        20,447       625,678
----------------------------------------------------------------------
CenterPoint Properties Trust                      59,100     2,830,299
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
INDUSTRIAL PROPERTIES-(CONTINUED)

ProLogis                                         104,714   $ 4,537,258
======================================================================
                                                             8,250,275
======================================================================

INDUSTRIAL/OFFICE MIXED-0.66%

Duke Realty Corp.                                 15,400       525,756
======================================================================

LODGING-RESORTS-9.99%

Equity Inns Inc.                                  28,900       339,286
----------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           26,800       928,352
----------------------------------------------------------------------
Hilton Hotels Corp.                               95,800     2,178,492
----------------------------------------------------------------------
Host Marriott Corp.                              116,800     2,020,640
----------------------------------------------------------------------
LaSalle Hotel Properties                          19,500       620,685
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         31,600     1,845,440
======================================================================
                                                             7,932,895
======================================================================

OFFICE PROPERTIES-15.15%

Alexandria Real Estate Equities, Inc.             16,000     1,190,720
----------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd.                                    1,800        47,646
----------------------------------------------------------------------
Arden Realty, Inc.                                16,300       614,836
----------------------------------------------------------------------
Boston Properties, Inc.                           52,200     3,375,774
----------------------------------------------------------------------
Brandywine Realty Trust                           22,000       646,580
----------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              15,000       561,000
----------------------------------------------------------------------
CarrAmerica Realty Corp.                          14,800       488,400
----------------------------------------------------------------------
Derwent Valley Holdings PLC (United
  Kingdom)(a)                                      9,500       204,680
----------------------------------------------------------------------
Kilroy Realty Corp.                               17,400       743,850
----------------------------------------------------------------------
Mack-Cali Realty Corp.                            31,700     1,459,151
----------------------------------------------------------------------
SL Green Realty Corp.                             42,400     2,567,320
----------------------------------------------------------------------
Sophia (France)(a)                                 2,100       125,861
======================================================================
                                                            12,025,818
======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.93%

St. Joe Co. (The)                                 17,400     1,117,080
----------------------------------------------------------------------
Trammell Crow Co.(c)                              22,900       414,719
======================================================================
                                                             1,531,799
======================================================================

REGIONAL MALLS-19.40%

Borealis Retail Real Estate Investment Trust
  (Canada)                                         7,400        82,383
----------------------------------------------------------------------
CapitaMall Trust (Singapore)                      73,300        79,044
----------------------------------------------------------------------
CBL & Associates Properties, Inc.-Series D,
  7.38% Pfd.(b)                                    7,800       197,437
----------------------------------------------------------------------
CFS Gandel Retail Trust (Australia)(a)           284,800       357,091
----------------------------------------------------------------------
General Growth Properties, Inc.                  138,900     5,022,624
----------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)     20,100       373,441
----------------------------------------------------------------------

                           AIM V.I. REAL ESTATE FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
REGIONAL MALLS-(CONTINUED)

Macerich Co. (The)                                41,400   $ 2,599,920
----------------------------------------------------------------------
Mills Corp. (The)                                 22,200     1,415,472
----------------------------------------------------------------------
Simon Property Group, Inc.                        73,400     4,746,778
----------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd.         4,100       106,395
----------------------------------------------------------------------
Westfield Group (Australia)(c)                    32,800       421,638
======================================================================
                                                            15,402,223
======================================================================

SELF STORAGE FACILITIES-1.64%

Extra Space Storage Inc.                          15,500       206,615
----------------------------------------------------------------------
Public Storage, Inc.                              10,900       607,675
----------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A            11,100       488,511
======================================================================
                                                             1,302,801
======================================================================

SHOPPING CENTERS-6.35%

Developers Diversified Realty Corp.               46,800     2,076,516
----------------------------------------------------------------------
Federal Realty Investment Trust                    9,800       506,170
----------------------------------------------------------------------
Inland Real Estate Corp.                           5,300        84,535
----------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               11,500       721,050
----------------------------------------------------------------------
Regency Centers Corp.                             18,800     1,041,520
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Urstadt Biddle Properties-Class A                 36,000   $   613,800
======================================================================
                                                             5,043,591
======================================================================

SPECIALTY PROPERTIES-3.20%

American Financial Realty Trust                   45,400       734,572
----------------------------------------------------------------------
Entertainment Properties Trust                    11,600       516,780
----------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       27,200     1,045,568
----------------------------------------------------------------------
Spirit Finance Corp.(c)                           19,500       246,675
======================================================================
                                                             2,543,595
======================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $56,249,885)                                    72,984,007
======================================================================

MONEY MARKET FUNDS-8.46%

Premier Portfolio (Cost $6,720,218)(d)(e)      6,720,218     6,720,218
======================================================================
TOTAL INVESTMENTS-100.38% (Cost $62,970,103)                79,704,225
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.38%)                         (299,542)
======================================================================
NET ASSETS-100.00%                                         $79,404,683
______________________________________________________________________
======================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $3,480,005, which represented 4.37% of the Fund's Total Investments. See
    Note 1A.
(b) Security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $490,337, which represented 0.62% of the Fund's Total Investments. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $56,249,885)  $72,984,007
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,720,218)                                6,720,218
============================================================
    Total investments (cost $62,970,103)          79,704,225
============================================================
Foreign currencies, at market value (cost
  $68,741)                                            67,535
------------------------------------------------------------
Receivables for:
  Investments sold                                   212,509
------------------------------------------------------------
  Fund shares sold                                    19,882
------------------------------------------------------------
  Dividends                                          287,604
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 4,935
============================================================
    Total assets                                  80,296,690
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              538,250
------------------------------------------------------------
  Fund shares reacquired                             247,419
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              5,265
------------------------------------------------------------
Accrued administrative services fees                  59,097
------------------------------------------------------------
Accrued distribution fees -- Series II                     5
------------------------------------------------------------
Accrued transfer agent fees                            1,826
------------------------------------------------------------
Accrued operating expenses                            40,145
============================================================
    Total liabilities                                892,007
============================================================
Net assets applicable to shares outstanding      $79,404,683
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $59,200,102
------------------------------------------------------------
Undistributed net investment income                  902,500
------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                2,567,654
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               16,734,427
============================================================
                                                 $79,404,683
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $79,390,663
____________________________________________________________
============================================================
Series II                                        $    14,020
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           4,149,600
____________________________________________________________
============================================================
Series II                                              733.4
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     19.13
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     19.12
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $10,975)                                       $ 1,455,760
------------------------------------------------------------
Dividends from affiliated money market funds          42,723
============================================================
    Total investment income                        1,498,483
============================================================

EXPENSES:

Advisory fees                                        413,031
------------------------------------------------------------
Administrative services fees                         130,388
------------------------------------------------------------
Custodian fees                                        24,164
------------------------------------------------------------
Distribution fees -- Series II                            20
------------------------------------------------------------
Transfer agent fees                                    8,945
------------------------------------------------------------
Trustees' fees and retirement benefits                10,198
------------------------------------------------------------
Professional fees                                     38,100
------------------------------------------------------------
Other                                                 27,693
============================================================
    Total expenses                                   652,539
============================================================
Less: Fees waived and expense offset
  arrangement                                        (50,290)
============================================================
    Net expenses                                     602,249
============================================================
Net investment income                                896,234
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            2,630,910
------------------------------------------------------------
  Foreign currencies                                 (13,264)
============================================================
                                                   2,617,646
============================================================
Change in net unrealized appreciation of:
  Investment securities                           12,603,296
------------------------------------------------------------
  Foreign currencies                                     272
============================================================
                                                  12,603,568
============================================================
Net gain from investment securities and foreign
  currencies                                      15,221,214
============================================================
Net increase in net assets resulting from
  operations                                     $16,117,448
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   896,234    $   540,013
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  2,617,646      1,641,153
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                          12,603,568      3,983,965
========================================================================================
    Net increase in net assets resulting from operations       16,117,448      6,165,131
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (553,411)      (384,782)
----------------------------------------------------------------------------------------
  Series II                                                          (100)            --
========================================================================================
    Total distributions from net investment income               (553,511)      (384,782)
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (1,213,446)            --
----------------------------------------------------------------------------------------
  Series II                                                          (218)            --
========================================================================================
    Total distributions from net realized gains                (1,213,664)            --
========================================================================================
    Decrease in net assets resulting from distributions        (1,767,175)      (384,782)
========================================================================================
Share transactions-net:
  Series I                                                     38,957,318      7,437,426
----------------------------------------------------------------------------------------
  Series II                                                        10,318             --
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              38,967,636      7,437,426
========================================================================================
    Net increase in net assets                                 53,317,909     13,217,775
========================================================================================

NET ASSETS:

  Beginning of year                                            26,086,774     12,868,999
========================================================================================
  End of year (including undistributed net investment income
    of $902,500 and $528,809, respectively)                   $79,404,683    $26,086,774
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Real Estate Fund, formerly INVESCO VIF-Real Estate Opportunity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable product"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is to achieve a high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts

                           AIM V.I. REAL ESTATE FUND
of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

                           AIM V.I. REAL ESTATE FUND

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $315,141. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $97,890. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $250 million, plus 0.74% of the next $250 million, plus 0.73% of the next $500 million, plus 0.72% of the next $1.5 billion, plus 0.71% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.69% of the next $2.5 billion, plus 0.68% of the Fund's average daily net assets in excess of $10 billion.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.35% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on
                           AIM V.I. REAL ESTATE FUND
investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period May 1, 2004 through December 31, 2004, AIM waived fees of $38,795. For the period January 1, 2004 through April 30, 2004, IFG waived fees of $11,381.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $98,259, of which AIM retained $33,469 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $32,129, of which IFG retained $4,938 for services provided by IFG.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,945.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $12 after AIM Distributors waived Plan fees of $8.

    Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio       $1,799,987       $37,566,927       $(32,646,696)         $  --          $6,720,218       $42,723        $  --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $106 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $106.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $1,877 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by

                           AIM V.I. REAL ESTATE FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $1,581,743    $384,782
------------------------------------------------------------------------------------
  Long-term capital gain                                         185,432          --
====================================================================================
Total distributions                                           $1,767,175    $384,782
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Undistributed ordinary income                                 $ 2,066,999
-------------------------------------------------------------------------
Undistributed long-term gain                                    1,545,746
-------------------------------------------------------------------------
Unrealized appreciation-investments                            16,594,867
-------------------------------------------------------------------------
Temporary book/tax differences                                     (3,031)
-------------------------------------------------------------------------
Shares of beneficial interest                                  59,200,102
=========================================================================
Total net assets                                              $79,404,683
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and market to market of certain passive foreign investment securities. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $305.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $48,804,207 and $14,743,875, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $16,601,848
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (7,286)
===============================================================================
Net unrealized appreciation of investment securities              $16,594,562
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $63,109,663.

                           AIM V.I. REAL ESTATE FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2004, undistributed net investment income (loss) was increased by $30,968 and undistributed net realized gain (loss) was decreased by $30,968. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                         CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                        2004                         2003
                                                              -------------------------    ------------------------
                                                               SHARES         AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    3,115,355    $ 50,705,698    1,026,217    $12,642,163
-------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                      716          10,000           --             --
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       94,788       1,766,857       27,387        384,782
-------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                       17             318           --             --
===================================================================================================================
Reacquired:
  Series I                                                     (879,455)    (13,515,237)    (460,976)    (5,589,519)
===================================================================================================================
                                                              2,331,421    $ 38,967,636      592,628    $ 7,437,426
___________________________________________________________________________________________________________________
===================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Series II shares commenced sales on April 30, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2004          2003       2002       2001      2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.34       $ 10.49    $  9.97    $10.15    $ 7.91
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.32(a)       0.20       0.14      0.20      0.15
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.92          3.87       0.50     (0.28)     2.11
==================================================================================================================
    Total from investment operations                             5.24          4.07       0.64     (0.08)     2.26
==================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.14)        (0.22)     (0.12)    (0.10)    (0.02)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.31)           --         --        --        --
==================================================================================================================
    Total distributions                                         (0.45)        (0.22)     (0.12)    (0.10)    (0.02)
==================================================================================================================
Net asset value, end of period                                $ 19.13       $ 14.34    $ 10.49    $ 9.97    $10.15
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 36.58%        38.82%      6.37%    (0.76)%   28.63%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,391       $26,087    $12,869    $4,723    $2,456
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.31%(c)      1.35%      1.36%     1.38%     1.73%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)      1.62%      1.89%     2.70%     5.28%
==================================================================================================================
Ratio of net investment income to average net assets             1.96%(c)      3.02%      4.53%     4.35%     3.96%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            34%          126%       191%      163%      168%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $45,884,338.

                           AIM V.I. REAL ESTATE FUND

                                                                SERIES II
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               DECEMBER 31,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $13.96
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.20(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            5.41
============================================================================
    Total from investment operations                                5.61
============================================================================
Less distributions:
  Dividends from net investment income                             (0.14)
----------------------------------------------------------------------------
  Distributions from net realized gains                            (0.31)
============================================================================
    Total distributions                                            (0.45)
============================================================================
Net asset value, end of period                                    $19.12
____________________________________________________________________________
============================================================================
Total return(b)                                                    40.23%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   14
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.66%(c)
============================================================================
Ratio of net investment income to average net assets                1.82%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            34%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are annualized and based on average daily net assets of $11,824.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and

                           AIM V.I. REAL ESTATE FUND
acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                           AIM V.I. REAL ESTATE FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                           AIM V.I. REAL ESTATE FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Small Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                         AIM V.I. SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.34%

ADVERTISING-1.21%

R.H. Donnelley Corp.(a)                         5,450    $   321,822
====================================================================

AEROSPACE & DEFENSE-2.03%

Alliant Techsystems Inc.(a)                     4,200        274,596
--------------------------------------------------------------------
Curtiss-Wright Corp.                            4,600        264,086
====================================================================
                                                             538,682
====================================================================

AIR FREIGHT & LOGISTICS-2.15%

EGL, Inc.(a)                                    8,400        251,076
--------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)            4,700        319,694
====================================================================
                                                             570,770
====================================================================

ALUMINUM-0.49%

Century Aluminum Co.(a)                         5,000        131,300
====================================================================

APPAREL RETAIL-6.14%

Aeropostale, Inc.(a)                            8,400        247,212
--------------------------------------------------------------------
Cache, Inc.(a)                                 19,200        345,984
--------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                 8,400        153,720
--------------------------------------------------------------------
Genesco Inc.(a)                                 9,800        305,172
--------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                  8,700        278,052
--------------------------------------------------------------------
Stage Stores, Inc.(a)                           7,250        301,020
====================================================================
                                                           1,631,160
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.28%

Quiksilver, Inc.(a)                            11,400        339,606
====================================================================

APPLICATION SOFTWARE-6.45%

Altiris, Inc.(a)                                4,100        145,263
--------------------------------------------------------------------
ANSYS, Inc.(a)                                  5,400        173,124
--------------------------------------------------------------------
Hyperion Solutions Corp.(a)                     6,700        312,354
--------------------------------------------------------------------
Kronos Inc.(a)                                  2,800        143,164
--------------------------------------------------------------------
MICROS Systems, Inc.(a)                         5,200        405,912
--------------------------------------------------------------------
RSA Security Inc.(a)                           12,800        256,768
--------------------------------------------------------------------
SERENA Software, Inc.(a)                        7,100        153,644
--------------------------------------------------------------------
Verint Systems Inc.(a)                          3,400        123,522
====================================================================
                                                           1,713,751
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.12%

Affiliated Managers Group, Inc.(a)              4,400        298,056
====================================================================

BIOTECHNOLOGY-2.15%

DOV Pharmaceutical, Inc.(a)                     6,600        119,130
--------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                 4,000        197,200
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

BIOTECHNOLOGY-(CONTINUED)

Serologicals Corp.(a)                          11,500    $   254,380
====================================================================
                                                             570,710
====================================================================

BUILDING PRODUCTS-0.55%

NCI Building Systems, Inc.(a)                   3,900        146,250
====================================================================

COMMERCIAL PRINTING-0.52%

Banta Corp.                                     3,100        138,756
====================================================================

COMMUNICATIONS EQUIPMENT-0.89%

CommScope, Inc.(a)                             12,500        236,250
====================================================================

COMPUTER HARDWARE-1.57%

Intergraph Corp.(a)                             4,800        129,264
--------------------------------------------------------------------
Stratasys, Inc.(a)                              8,600        288,616
====================================================================
                                                             417,880
====================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Synaptics Inc.(a)                               7,200        220,176
====================================================================

CONSTRUCTION & ENGINEERING-1.26%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                          8,400        336,000
====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.16%

Wabash National Corp.(a)                       10,100        271,993
--------------------------------------------------------------------
Wabtec Corp.                                   14,200        302,744
====================================================================
                                                             574,737
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.40%

Jackson Hewitt Tax Service Inc.                15,600        393,900
--------------------------------------------------------------------
NCO Group, Inc.(a)                              9,400        242,990
====================================================================
                                                             636,890
====================================================================

DIVERSIFIED METALS & MINING-1.32%

Compass Minerals International, Inc.           14,500        351,335
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Paxar Corp.(a)                                 12,000        266,040
====================================================================

ENVIRONMENTAL SERVICES-1.08%

Waste Connections, Inc.(a)                      8,400        287,700
====================================================================

GAS UTILITIES-0.47%

New Jersey Resources Corp.                      2,900        125,686
====================================================================

HEALTH CARE EQUIPMENT-1.57%

Adeza Biomedical Corp.(a)                       2,700         47,385
--------------------------------------------------------------------
Datascope Corp.                                 2,900        115,101
--------------------------------------------------------------------
Invacare Corp.                                  5,500        254,430
====================================================================
                                                             416,916
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

HEALTH CARE FACILITIES-2.71%

Genesis HealthCare Corp.(a)                     4,000    $   140,120
--------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                    11,000        329,450
--------------------------------------------------------------------
VCA Antech, Inc.(a)                            12,800        250,880
====================================================================
                                                             720,450
====================================================================

HEALTH CARE SERVICES-0.57%

Apria Healthcare Group Inc.(a)                  4,600        151,570
====================================================================

HEALTH CARE SUPPLIES-2.04%

Haemonetics Corp.(a)                            6,800        246,228
--------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)              8,400        297,192
====================================================================
                                                             543,420
====================================================================

HOTELS, RESORTS & CRUISE LINES-2.22%

Kerzner International Ltd. (Bahamas)(a)         5,100        306,255
--------------------------------------------------------------------
La Quinta Corp.(a)                             31,300        284,517
====================================================================
                                                             590,772
====================================================================

HOUSEWARES & SPECIALTIES-2.37%

Jarden Corp.(a)                                 7,400        321,456
--------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                9,300        308,574
====================================================================
                                                             630,030
====================================================================

INDUSTRIAL GASES-0.93%

Airgas, Inc.                                    9,300        246,543
====================================================================

INDUSTRIAL MACHINERY-3.10%

Kaydon Corp.                                    8,200        270,764
--------------------------------------------------------------------
Kennametal Inc.                                 5,950        296,131
--------------------------------------------------------------------
Manitowoc Co., Inc. (The)                       6,800        256,020
====================================================================
                                                             822,915
====================================================================

INSURANCE BROKERS-1.49%

Hilb Rogal & Hobbs Co.                          5,500        199,320
--------------------------------------------------------------------
U.S.I. Holdings Corp.(a)                       17,100        197,847
====================================================================
                                                             397,167
====================================================================

INTERNET SOFTWARE & SERVICES-1.13%

Digital River, Inc.(a)                          4,100        170,601
--------------------------------------------------------------------
Digitas Inc.(a)                                13,600        129,880
====================================================================
                                                             300,481
====================================================================

INVESTMENT BANKING & BROKERAGE-0.07%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $20,000)(a)(b)(c)(d)             200         20,000
====================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.05%

iShares Nasdaq Biotechnology Index Fund(a)      3,700        278,980
====================================================================

IT CONSULTING & OTHER SERVICES-0.64%

CACI International Inc.-Class A(a)              2,500        170,325
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------


MANAGED HEALTH CARE-1.30%

AMERIGROUP Corp.(a)                             2,400    $   181,584
--------------------------------------------------------------------
Sierra Health Services, Inc.(a)                 3,000        165,330
====================================================================
                                                             346,914
====================================================================

METAL & GLASS CONTAINERS-1.09%

AptarGroup, Inc.                                5,500        290,290
====================================================================

MULTI-LINE INSURANCE-0.05%

Quanta Capital Holdings Ltd.
  (Bermuda)(Acquired 11/21/03 - 12/05/03,
  cost $15,306)(a)(b)(c)                        1,500         13,830
====================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.28%

Avista Corp.                                    6,900        121,923
--------------------------------------------------------------------
Energen Corp.                                   3,700        218,115
====================================================================
                                                             340,038
====================================================================

OFFICE SERVICES & SUPPLIES-0.61%

Brady Corp.-Class A                             2,600        162,682
====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

FMC Technologies, Inc.(a)                       6,600        212,520
====================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.54%

Comstock Resources, Inc.(a)                     7,700        169,785
--------------------------------------------------------------------
Penn Virginia Corp.                             7,100        288,047
--------------------------------------------------------------------
Plains Exploration & Production Co.(a)          9,500        247,000
--------------------------------------------------------------------
Warren Resources Inc.(a)                       25,900        235,690
====================================================================
                                                             940,522
====================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.57%

Golar LNG Ltd. (Bermuda)(a)(e)                 10,499        152,469
====================================================================

PACKAGED FOODS & MEATS-1.15%

Flowers Foods, Inc.                             9,700        306,326
====================================================================

PAPER PRODUCTS-1.06%

Wausau-Mosinee Paper Corp.                     15,800        282,188
====================================================================

PHARMACEUTICALS-0.71%

Medicines Co. (The)(a)                          6,600        190,080
====================================================================

PROPERTY & CASUALTY INSURANCE-1.17%

Philadelphia Consolidated Holding Corp.(a)      4,700        310,858
====================================================================

REAL ESTATE-1.72%

Alexandria Real Estate Equities, Inc.           2,000        148,840
--------------------------------------------------------------------
Amli Residential Properties Trust               4,000        128,000
--------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-07/14/04; Cost $183,895)(c)(d)      10,400        179,400
====================================================================
                                                             456,240
====================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.22%

Jones Lang LaSalle Inc.(a)                      8,650        323,597
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

REGIONAL BANKS-5.39%

Alabama National BanCorp.                       4,100    $   264,450
--------------------------------------------------------------------
Bank of the Ozarks, Inc.                        2,800         95,284
--------------------------------------------------------------------
Boston Private Financial Holdings, Inc.         4,900        138,033
--------------------------------------------------------------------
Cathay General Bancorp                          7,100        266,250
--------------------------------------------------------------------
CVB Financial Corp.                             5,600        148,736
--------------------------------------------------------------------
Hancock Holding Co.                             3,900        130,494
--------------------------------------------------------------------
Hudson United Bancorp                           3,400        133,892
--------------------------------------------------------------------
MB Financial, Inc.                              3,100        130,665
--------------------------------------------------------------------
Wintrust Financial Corp.                        2,200        125,312
====================================================================
                                                           1,433,116
====================================================================

RESTAURANTS-2.16%

Lone Star Steakhouse & Saloon, Inc.             5,200        145,600
--------------------------------------------------------------------
Papa John's International, Inc.(a)              4,200        144,648
--------------------------------------------------------------------
Steak n Shake Co. (The)(a)                     14,100        283,128
====================================================================
                                                             573,376
====================================================================

SEMICONDUCTOR EQUIPMENT-2.11%

ATMI, Inc.(a)                                   9,700        218,541
--------------------------------------------------------------------
Cymer, Inc.(a)                                  4,600        135,884
--------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                       5,600        206,360
====================================================================
                                                             560,785
====================================================================

SEMICONDUCTORS-1.89%

DSP Group, Inc.(a)                             10,200        227,766
--------------------------------------------------------------------
Semtech Corp.(a)                                6,800        148,716
--------------------------------------------------------------------
Silicon Laboratories Inc.(a)                    3,600        127,116
====================================================================
                                                             503,598
====================================================================

SPECIALTY CHEMICALS-2.08%

Albemarle Corp.                                 7,500        290,325
--------------------------------------------------------------------
Minerals Technologies Inc.                      3,950        263,465
====================================================================
                                                             553,790
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------


STEEL-1.37%

Commercial Metals Co.                           7,200    $   364,032
====================================================================

TECHNOLOGY DISTRIBUTORS-3.23%

Anixter International Inc.                      7,100        255,529
--------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                 8,100        319,950
--------------------------------------------------------------------
ScanSource, Inc.(a)                             4,550        282,828
====================================================================
                                                             858,307
====================================================================

THRIFTS & MORTGAGE FINANCE-1.56%

Corus Bankshares, Inc.                          2,800        134,428
--------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                 4,000        138,440
--------------------------------------------------------------------
Sterling Financial Corp.(a)                     3,600        141,336
====================================================================
                                                             414,204
====================================================================

TIRES & RUBBER-0.51%

Bandag, Inc.                                    2,700        134,487
====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.09%

Watsco, Inc.                                    8,200        288,804
====================================================================

TRUCKING-2.72%

Landstar System, Inc.(a)                        4,850        357,154
--------------------------------------------------------------------
Overnite Corp.                                  9,800        364,952
====================================================================
                                                             722,106
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $22,871,095)                        25,878,285
====================================================================

MONEY MARKET FUNDS-2.59%

Liquid Assets Portfolio-Institutional
  Class(f)                                     344,833       344,833
--------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    344,833       344,833
====================================================================
    Total Money Market Funds (Cost $689,666)                 689,666
====================================================================
TOTAL INVESTMENTS-99.93% (Cost $23,560,761)               26,567,951
====================================================================
OTHER ASSETS LESS LIABILITIES-0.07%                           18,213
====================================================================
NET ASSETS-100.00%                                       $26,586,164
____________________________________________________________________
====================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $33,830, which represented 0.13% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $213,230, which represented 0.80% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 0.75% of the Fund's Net Assets.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.57% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $22,871,095)                                  $25,878,285
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $689,666)                                   689,666
===========================================================
    Total investments (cost $23,560,761)         26,567,951
===========================================================
Receivables for:
  Fund shares sold                                   58,632
-----------------------------------------------------------
  Dividends                                          16,840
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                4,242
===========================================================
    Total assets                                 26,647,665
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                               2,219
-----------------------------------------------------------
  Fund shares reacquired                              8,824
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             4,242
-----------------------------------------------------------
Accrued administration fees                          23,397
-----------------------------------------------------------
Accrued distribution fees -- Series II                  101
-----------------------------------------------------------
Accrued transfer agent fees                             349
-----------------------------------------------------------
Accrued operating expenses                           22,369
===========================================================
    Total liabilities                                61,501
===========================================================
Net assets applicable to shares outstanding     $26,586,164
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $24,802,969
-----------------------------------------------------------
Undistributed net investment income (loss)           (3,910)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (1,220,085)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      3,007,190
===========================================================
                                                $26,586,164
___________________________________________________________
===========================================================

NET ASSETS:

Series I                                        $25,964,065
___________________________________________________________
===========================================================
Series II                                       $   622,099
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                          2,085,580
___________________________________________________________
===========================================================
Series II                                            50,048
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                     $     12.45
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                     $     12.43
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $214)                                         $    93,125
-----------------------------------------------------------
Dividends from affiliated money market funds          9,236
-----------------------------------------------------------
Interest                                              6,416
===========================================================
    Total investment income                         108,777
===========================================================

EXPENSES:

Advisory fees                                       124,241
-----------------------------------------------------------
Administrative services fees                         84,182
-----------------------------------------------------------
Custodian fees                                       29,715
-----------------------------------------------------------
Distribution fees -- Series II                        1,452
-----------------------------------------------------------
Transfer agent fees                                   2,161
-----------------------------------------------------------
Trustees' fees and retirement benefits               11,384
-----------------------------------------------------------
Professional fees                                    28,172
-----------------------------------------------------------
Other                                                13,923
===========================================================
    Total expenses                                  295,230
===========================================================
Less: Fees waived                                  (104,137)
===========================================================
    Net expenses                                    191,093
===========================================================
Net investment income (loss)                        (82,316)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (1,296,660)
-----------------------------------------------------------
  Foreign currencies                                    (41)
-----------------------------------------------------------
  Futures contracts                                  79,942
===========================================================
                                                 (1,216,759)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           2,814,389
-----------------------------------------------------------
  Foreign currencies                                    (10)
===========================================================
                                                  2,814,379
===========================================================
Net gain from investment securities, foreign
  currencies and futures contracts                1,597,620
===========================================================
Net increase in net assets resulting from
  operations                                    $ 1,515,304
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and for the period August 29, 2003 (date operations commenced) to December 31, 2003

                                                                 2004           2003
---------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (82,316)   $   (2,280)
---------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                   (1,216,759)       (2,185)
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           2,814,379       192,811
=======================================================================================
    Net increase in net assets resulting from operations        1,515,304       188,346
=======================================================================================
Distributions to shareholders from net investment income:
  Series I                                                           (972)         (767)
---------------------------------------------------------------------------------------
  Series II                                                           (25)          (45)
=======================================================================================
    Total distributions from net investment income                   (997)         (812)
=======================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                             --          (865)
---------------------------------------------------------------------------------------
  Series II                                                            --          (355)
=======================================================================================
    Total distributions from net realized gains                        --        (1,220)
=======================================================================================
    Decrease in net assets resulting from distributions              (997)       (2,032)
=======================================================================================
Share transactions-net:
  Series I                                                     22,271,440     2,113,568
---------------------------------------------------------------------------------------
  Series II                                                           125       500,410
=======================================================================================
    Net increase in net assets resulting from share
     transactions                                              22,271,565     2,613,978
=======================================================================================
    Net increase in net assets                                 23,785,872     2,800,292
_______________________________________________________________________________________
=======================================================================================

NET ASSETS:

  Beginning of year                                             2,800,292            --
=======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(3,910) and $(342), respectively)              $26,586,164    $2,800,292
_______________________________________________________________________________________
=======================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts

                         AIM V.I. SMALL CAP EQUITY FUND
of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to variable products annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

                         AIM V.I. SMALL CAP EQUITY FUND

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES


The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $103,556.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $84,182, of which AIM retained $50,000 for services provided by AIM.

                         AIM V.I. SMALL CAP EQUITY FUND

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $2,161.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $871 after AIM Distributors reimbursed Plan fees of $581.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                              UNREALIZED
                            MARKET VALUE     PURCHASES       PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND
FUND                          12/31/03        AT COST       FROM SALES      (DEPRECIATION)      12/31/04       INCOME
----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class          $   --       $6,628,359     $ (6,283,526)        $   --          $344,833       $4,609
----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class              --        6,628,359       (6,283,526)            --           344,833        4,627
======================================================================================================================
  Total                        $   --       $13,256,718    $(12,567,052)        $   --          $689,666       $9,236
______________________________________________________________________________________________________________________
======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets Portfolio-
  Institutional Class         $   --
--------------------------
STIC Prime Portfolio-
  Institutional Class             --
==========================
  Total                       $   --
__________________________
==========================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $8,220 and $1,378,569, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,810 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                         AIM V.I. SMALL CAP EQUITY FUND

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                              2004     2003
----------------------------------------------------------------------------
Distributions paid from ordinary income                       $997    $2,032
____________________________________________________________________________
============================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 2,968,789
-------------------------------------------------------------------------
Temporary book/tax differences                                     (3,778)
-------------------------------------------------------------------------
Capital loss carryforward                                      (1,181,683)
-------------------------------------------------------------------------
Post-October currency loss deferral                                  (133)
-------------------------------------------------------------------------
Shares of beneficial interest                                  24,802,969
=========================================================================
Total net assets                                              $26,586,164
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2012                                              $1,181,683
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $43,407,530 and $21,612,619, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $3,075,512
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (106,723)
==============================================================================
Net unrealized appreciation of investment securities              $2,968,789
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $23,599,162.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $79,745, undistributed net realized gain
(loss) increased by $41 and shares of beneficial interest decreased by $79,786. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. SMALL CAP EQUITY FUND

NOTE 10--SHARE INFORMATION

                                       CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------
                                                                                             AUGUST 29, 2003
                                                                                            (DATE OPERATIONS
                                                                     YEAR ENDED               COMMENCED) TO
                                                                 DECEMBER 31, 2004          DECEMBER 31, 2003
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    2,694,847    $31,500,234    199,409    $2,150,468
---------------------------------------------------------------------------------------------------------------
  Series II                                                           8            100    50,001        500,010
===============================================================================================================
Issued as reinvestment of dividends:
  Series I                                                           79            972       148          1,633
---------------------------------------------------------------------------------------------------------------
  Series II                                                           2             25        37            400
===============================================================================================================
Reacquired:
  Series I                                                     (805,404)    (9,229,766)   (3,499)       (38,533)
===============================================================================================================
                                                              1,889,532    $22,271,565    246,096    $2,613,978
_______________________________________________________________________________________________________________
===============================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 97% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                                              -----------------------------------
                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.01)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.07                 1.40
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.02)
=================================================================================================
Net asset value, end of period                                  $ 12.45               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.41%               13.94%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $25,964               $2,231
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.30%(c)             1.32%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.01%(c)            12.86%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.56)%(c)           (0.44)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $14,035,715.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. SMALL CAP EQUITY FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)            (0.02)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.05                 1.39
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.00)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.01)
=================================================================================================
Net asset value, end of period                                   $12.43               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.23%               13.88%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  622               $  569
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.45%(c)             1.47%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.26%(c)            13.11%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)           (0.59)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $580,925.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under
                         AIM V.I. SMALL CAP EQUITY FUND
the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION


    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM


    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                         AIM V.I. SMALL CAP EQUITY FUND

Private Civil Actions Alleging Market Timing


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements


    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the

                         AIM V.I. SMALL CAP EQUITY FUND

AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         AIM V.I. SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.33%

ADVERTISING-1.34%

Lamar Advertising Co.-Class A(a)(b)               201,400   $    8,613,878
--------------------------------------------------------------------------
Omnicom Group Inc.                                 63,600        5,079,096
==========================================================================
                                                                13,692,974
==========================================================================

AEROSPACE & DEFENSE-0.81%

Honeywell International Inc.                      225,400        8,256,402
==========================================================================

AIR FREIGHT & LOGISTICS-0.71%

FedEx Corp.                                        90,100        7,299,001
==========================================================================

ALUMINUM-0.29%

Alcoa Inc.                                        113,500        2,965,755
==========================================================================

APPAREL RETAIL-1.15%

Abercrombie & Fitch Co.-Class A                    90,100        6,189,870
--------------------------------------------------------------------------
Ross Stores, Inc.                                 193,000        5,579,630
==========================================================================
                                                                11,769,500
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.87%

Coach, Inc.(a)                                    265,400        8,909,478
==========================================================================

APPLICATION SOFTWARE-1.95%

Amdocs Ltd. (United Kingdom)(a)                   139,500        3,686,985
--------------------------------------------------------------------------
Autodesk, Inc.                                    216,300        7,434,231
--------------------------------------------------------------------------
NAVTEQ Corp.(a)                                   236,300        8,785,634
==========================================================================
                                                                19,906,850
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.41%

Franklin Resources, Inc.                           54,100        4,164,618
==========================================================================

BIOTECHNOLOGY-2.16%

Amgen Inc.(a)                                     134,300        8,119,778
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          221,900        9,761,381
--------------------------------------------------------------------------
Protein Design Labs, Inc.(a)                      206,000        4,163,260
==========================================================================
                                                                22,044,419
==========================================================================

BROADCASTING & CABLE TV-1.65%

Univision Communications Inc.-Class A(a)(b)       270,460        7,451,173
--------------------------------------------------------------------------
XM Satellite Radio Holdings Inc.-Class
  A(a)(b)                                         279,900        9,421,434
==========================================================================
                                                                16,872,607
==========================================================================

COMMUNICATIONS EQUIPMENT-2.32%

Cisco Systems, Inc.(a)                            631,000       12,058,410
--------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      180,300        4,264,095
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

QUALCOMM Inc.                                     225,400   $    7,440,454
==========================================================================
                                                                23,762,959
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.41%

Best Buy Co., Inc.                                 61,500        4,215,825
==========================================================================

COMPUTER HARDWARE-4.24%

Apple Computer, Inc.(a)                           450,700       16,590,267
--------------------------------------------------------------------------
Dell Inc.(a)                                      676,100       26,712,711
==========================================================================
                                                                43,302,978
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.97%

EMC Corp.(a)                                      721,100        9,886,281
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.59%

Caterpillar Inc.                                  108,200       10,312,542
--------------------------------------------------------------------------
Deere & Co.                                        90,100        5,900,649
==========================================================================
                                                                16,213,191
==========================================================================

CONSUMER ELECTRONICS-1.29%

Garmin Ltd. (Cayman Islands)(b)                    69,700        2,979,675
--------------------------------------------------------------------------
Harman International Industries, Inc.             125,000       10,170,000
==========================================================================
                                                                13,149,675
==========================================================================

CONSUMER FINANCE-1.60%

American Express Co.                              135,200        7,196,696
--------------------------------------------------------------------------
SLM Corp.                                         180,300        9,159,240
==========================================================================
                                                                16,355,936
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.42%

Automatic Data Processing, Inc.                   180,300        7,567,191
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   270,412       11,614,195
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             180,300        5,592,906
==========================================================================
                                                                24,774,292
==========================================================================

DEPARTMENT STORES-1.22%

J.C. Penney Co., Inc.                              60,800        3,196,864
--------------------------------------------------------------------------
Kohl's Corp.(a)                                    90,100        5,037,491
--------------------------------------------------------------------------
Sears Holdings Corp.(a)                            28,363        4,250,763
==========================================================================
                                                                12,485,118
==========================================================================

DIVERSIFIED BANKS-0.80%

Bank of America Corp.                             180,300        8,223,483
==========================================================================

DIVERSIFIED CHEMICALS-1.46%

Dow Chemical Co. (The)                            117,200        5,218,916
--------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
DIVERSIFIED CHEMICALS-(CONTINUED)

E. I. du Pont de Nemours & Co.                    135,400   $    5,823,554
--------------------------------------------------------------------------
Eastman Chemical Co.                               69,700        3,843,955
==========================================================================
                                                                14,886,425
==========================================================================

DIVERSIFIED METALS & MINING-0.51%

Phelps Dodge Corp.                                 56,100        5,189,250
==========================================================================

DRUG RETAIL-0.81%

Walgreen Co.                                      180,300        8,291,997
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.16%

Emerson Electric Co.                               92,000        5,761,960
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         126,200        6,147,202
==========================================================================
                                                                11,909,162
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.78%

Monsanto Co.                                      126,200        7,934,194
==========================================================================

FOOD DISTRIBUTORS-0.34%

Sysco Corp.                                        95,900        3,470,621
==========================================================================

FOOD RETAIL-0.45%

Whole Foods Market, Inc.(b)                        38,700        4,578,210
==========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                 90,100        7,802,660
==========================================================================

HEALTH CARE EQUIPMENT-6.45%

Bard (C.R.), Inc.                                  93,900        6,245,289
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           186,400        9,780,408
--------------------------------------------------------------------------
Biomet, Inc.                                      399,325       13,832,618
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)        119,900        7,781,510
--------------------------------------------------------------------------
Medtronic, Inc.                                   147,100        7,618,309
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         226,200        9,864,582
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   187,700        7,006,841
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           49,500        3,770,415
==========================================================================
                                                                65,899,972
==========================================================================

HEALTH CARE FACILITIES-0.96%

HCA Inc.                                           90,100        5,105,967
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(b)     180,300        4,720,254
==========================================================================
                                                                 9,826,221
==========================================================================

HEALTH CARE SERVICES-1.91%

Caremark Rx, Inc.(a)                              437,670       19,485,068
==========================================================================

HEALTH CARE SUPPLIES-1.31%

Alcon, Inc. (Switzerland)                         122,100       13,351,635
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.55%

Electronic Arts Inc.(a)                            99,200        5,615,712
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


HOMEFURNISHING RETAIL-0.88%

Bed Bath & Beyond Inc.(a)                         216,300   $    9,037,014
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.64%

Carnival Corp. (Panama)(c)                        162,300        8,853,465
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      135,200        7,918,664
==========================================================================
                                                                16,772,129
==========================================================================

HOUSEHOLD PRODUCTS-0.56%

Procter & Gamble Co. (The)                        108,200        5,707,550
==========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.99%

Robert Half International Inc.                    405,600       10,127,832
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.52%

Wal-Mart Stores, Inc.                             110,600        5,330,920
==========================================================================

INDUSTRIAL CONGLOMERATES-1.56%

General Electric Co.                              270,400        9,369,360
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 225,400        6,581,680
==========================================================================
                                                                15,951,040
==========================================================================

INDUSTRIAL GASES-0.94%

Air Products & Chemicals, Inc.                     80,200        4,836,060
--------------------------------------------------------------------------
Praxair, Inc.                                     102,900        4,795,140
==========================================================================
                                                                 9,631,200
==========================================================================

INDUSTRIAL MACHINERY-4.00%

Danaher Corp.                                     180,300        9,436,902
--------------------------------------------------------------------------
Eaton Corp.                                        90,100        5,396,990
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           65,500        5,219,040
--------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A (Bermuda)         198,300       14,148,705
--------------------------------------------------------------------------
Parker Hannifin Corp.                             108,200        6,709,482
==========================================================================
                                                                40,911,119
==========================================================================

INTEGRATED OIL & GAS-3.58%

Chevron Corp.                                      88,000        4,920,960
--------------------------------------------------------------------------
ConocoPhillips                                    180,300       10,365,447
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 270,400       15,539,888
--------------------------------------------------------------------------
Occidental Petroleum Corp.                         74,700        5,746,671
==========================================================================
                                                                36,572,966
==========================================================================

INTERNET SOFTWARE & SERVICES-3.38%

Google Inc.-Class A(a)                             35,900       10,559,985
--------------------------------------------------------------------------
VeriSign, Inc.(a)                                 250,900        7,215,884
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                    483,800       16,763,670
==========================================================================
                                                                34,539,539
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.76%

Goldman Sachs Group, Inc. (The)                    99,200       10,120,384
--------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Merrill Lynch & Co., Inc.                         143,800   $    7,910,438
==========================================================================
                                                                18,030,822
==========================================================================

MANAGED HEALTH CARE-2.96%

Aetna Inc.                                        149,100       12,348,462
--------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                 86,400        6,173,280
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           167,000        8,707,380
--------------------------------------------------------------------------
WellPoint, Inc.(a)                                 44,100        3,071,124
==========================================================================
                                                                30,300,246
==========================================================================

OIL & GAS DRILLING-1.92%

ENSCO International Inc.                          191,500        6,846,125
--------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)              153,200        6,250,560
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                        234,400        6,523,352
==========================================================================
                                                                19,620,037
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.39%

Baker Hughes Inc.                                 151,400        7,745,624
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    135,200        6,427,408
==========================================================================
                                                                14,173,032
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.08%

Apache Corp.                                       72,100        4,657,660
--------------------------------------------------------------------------
Burlington Resources Inc.                         101,900        5,628,956
--------------------------------------------------------------------------
Devon Energy Corp.                                203,700       10,323,516
--------------------------------------------------------------------------
Newfield Exploration Co.(a)                       108,200        4,316,098
--------------------------------------------------------------------------
XTO Energy, Inc.                                  192,333        6,537,399
==========================================================================
                                                                31,463,629
==========================================================================

OIL & GAS REFINING & MARKETING-1.18%

Valero Energy Corp.(b)                            153,200       12,119,652
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.11%

Citigroup Inc.                                    246,300       11,386,449
==========================================================================

PACKAGED FOODS & MEATS-0.89%

Hershey Co. (The)                                  90,100        5,595,210
--------------------------------------------------------------------------
Kellogg Co.                                        78,700        3,497,428
==========================================================================
                                                                 9,092,638
==========================================================================

PERSONAL PRODUCTS-0.93%

Gillette Co. (The)                                187,900        9,513,377
==========================================================================

PHARMACEUTICALS-4.09%

Johnson & Johnson                                 305,800       19,877,000
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)           238,600        7,570,778
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PHARMACEUTICALS-(CONTINUED)

Pfizer Inc.                                       233,100   $    6,428,898
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        254,300        7,918,902
==========================================================================
                                                                41,795,578
==========================================================================

RESTAURANTS-1.02%

Brinker International, Inc.(a)                     96,600        3,868,830
--------------------------------------------------------------------------
Starbucks Corp.(a)                                126,200        6,519,492
==========================================================================
                                                                10,388,322
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.82%

Applied Materials, Inc.                           285,500        4,619,390
--------------------------------------------------------------------------
KLA-Tencor Corp.                                   87,200        3,810,640
==========================================================================
                                                                 8,430,030
==========================================================================

SEMICONDUCTORS-4.70%

Analog Devices, Inc.                              315,500       11,771,305
--------------------------------------------------------------------------
Linear Technology Corp.                           261,400        9,590,766
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        135,200        5,143,008
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   145,500        5,559,555
--------------------------------------------------------------------------
Microchip Technology Inc.                         540,825       16,019,237
==========================================================================
                                                                48,083,871
==========================================================================

SOFT DRINKS-0.57%

PepsiCo, Inc.                                     108,200        5,835,226
==========================================================================

SPECIALIZED FINANCE-0.21%

Chicago Mercantile Exchange Holdings Inc.           7,200        2,127,600
==========================================================================

SPECIALTY CHEMICALS-0.87%

Ecolab Inc.                                       144,200        4,666,312
--------------------------------------------------------------------------
Rohm & Haas Co.                                    91,800        4,254,012
==========================================================================
                                                                 8,920,324
==========================================================================

SPECIALTY STORES-1.56%

Office Depot, Inc.(a)                             209,800        4,791,832
--------------------------------------------------------------------------
Staples, Inc.                                     521,900       11,126,908
==========================================================================
                                                                15,918,740
==========================================================================

STEEL-1.04%

Nucor Corp.                                        78,400        3,576,608
--------------------------------------------------------------------------
United States Steel Corp.                         205,800        7,073,346
==========================================================================
                                                                10,649,954
==========================================================================

SYSTEMS SOFTWARE-3.73%

Adobe Systems Inc.                                171,100        4,896,882
--------------------------------------------------------------------------
McAfee Inc.(a)                                    180,300        4,720,254
--------------------------------------------------------------------------
Microsoft Corp.                                   721,100       17,912,124
--------------------------------------------------------------------------
Oracle Corp.(a)                                   800,200       10,562,640
==========================================================================
                                                                38,091,900
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.80%

CDW Corp.(b)                                      144,200   $    8,232,378
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $793,972,442)                          1,005,247,583
==========================================================================
MONEY MARKET FUNDS-3.67%

Liquid Assets Portfolio-Institutional
  Class(e)                                     18,765,707       18,765,707
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    18,765,707       18,765,707
==========================================================================
    Total Money Market Funds (Cost
      $37,531,414)                                              37,531,414
==========================================================================
TOTAL INVESTMENTS-102.00% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $831,503,856)                1,042,778,997
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-4.61%

STIC Prime Portfolio-Institutional
  Class(e)(f)                                  47,156,670   $   47,156,670
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $47,156,670)                                        47,156,670
==========================================================================
TOTAL INVESTMENTS-106.61% (Cost $878,660,526)                1,089,935,667
==========================================================================
OTHER ASSETS LESS LIABILITIES-(6.61%)                          (67,611,671)
==========================================================================
NET ASSETS-100.00%                                          $1,022,323,996
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(c) Each unit represents one common share and one trust share.
(d) Each unit represents one common share and one Class B share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $793,972,442)*                               $1,005,247,583
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $84,688,084)                               84,688,084
=============================================================
    Total investments (cost $878,660,526)       1,089,935,667
=============================================================
Receivables for:
  Investments sold                                 12,239,392
-------------------------------------------------------------
  Fund shares sold                                    713,280
-------------------------------------------------------------
  Dividends                                           567,915
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 68,448
-------------------------------------------------------------
Other assets                                            9,239
=============================================================
    Total assets                                1,103,533,941
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            32,222,256
-------------------------------------------------------------
  Fund shares reacquired                              510,404
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  120,338
-------------------------------------------------------------
  Collateral upon return of securities loaned      47,156,670
-------------------------------------------------------------
Accrued administrative services fees                1,073,702
-------------------------------------------------------------
Accrued distribution fees -- Series II                111,045
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                213
-------------------------------------------------------------
Accrued operating expenses                             15,317
=============================================================
    Total liabilities                              81,209,945
=============================================================
Net assets applicable to shares outstanding    $1,022,323,996
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,213,462,606
-------------------------------------------------------------
Undistributed net investment income                   718,656
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (403,132,407)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               211,275,141
=============================================================
                                               $1,022,323,996
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  811,221,606
_____________________________________________________________
=============================================================
Series II                                      $  211,102,390
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           36,579,376
_____________________________________________________________
=============================================================
Series II                                           9,609,507
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.18
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.97
_____________________________________________________________
=============================================================

* At June 30, 2005, securities with an aggregate market value of $45,909,962 were on loan to brokers.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $47,041)                                       $  4,418,306
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $30,998 after compensation to counterparties
  of $384,034)                                        470,553
-------------------------------------------------------------
Interest                                                1,035
=============================================================
    Total investment income                         4,889,894
=============================================================

EXPENSES:

Advisory fees                                       3,027,846
-------------------------------------------------------------
Administrative services fees                        1,237,376
-------------------------------------------------------------
Custodian fees                                         38,543
-------------------------------------------------------------
Distribution fees -- Series II                        201,987
-------------------------------------------------------------
Transfer agent fees                                    19,408
-------------------------------------------------------------
Trustees' and officer's fees and benefits              20,165
-------------------------------------------------------------
Other                                                  36,519
=============================================================
    Total expenses                                  4,581,844
=============================================================
Less: Fees waived                                      (4,846)
=============================================================
    Net expenses                                    4,576,998
=============================================================
Net investment income                                 312,896
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of
    $1,486,044)                                    19,803,725
-------------------------------------------------------------
  Foreign currencies                                   83,623
=============================================================
                                                   19,887,348
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (43,064,292)
-------------------------------------------------------------
  Foreign currencies                                      (68)
=============================================================
                                                  (43,064,360)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (23,177,012)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(22,864,116)
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $      312,896    $      647,415
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               19,887,348        53,272,992
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (43,064,360)        5,399,330
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (22,864,116)       59,319,737
==============================================================================================
Share transactions-net:
  Series I                                                       (55,529,798)     (103,365,150)
----------------------------------------------------------------------------------------------
  Series II                                                       76,746,410        58,730,811
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           21,216,612       (44,634,339)
==============================================================================================
    Net increase (decrease) in net assets                         (1,647,504)       14,685,398
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,023,971,500     1,009,286,102
==============================================================================================
  End of period (including undistributed net investment
income of $718,656 and $405,760, respectively).               $1,022,323,996    $1,023,971,500
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair

                       AIM V.I. CAPITAL APPRECIATION FUND
     value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
___________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $4,846.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $118,650 for accounting and fund administrative services and reimbursed $1,118,726 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $19,408.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $201,987.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $11,214,768      $124,501,098      $(116,950,159)        $   --         $18,765,707     $218,612       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            11,214,768       124,501,098       (116,950,159)            --          18,765,707      220,943           --
==================================================================================================================================
  Subtotal        $22,429,536      $249,002,196      $(233,900,318)        $   --         $37,531,414     $439,555       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class           $30,500,985      $201,445,719      $(184,790,034)        $   --         $47,156,670     $ 30,998       $   --
==================================================================================================================================
  Total           $52,930,521      $450,447,915      $(418,690,352)        $   --         $84,688,084     $470,553       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $4,513,168 and sales of $7,251,139, which resulted in net realized gains of $1,486,044.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $3,853 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties

                       AIM V.I. CAPITAL APPRECIATION FUND
to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $45,909,962 were on loan to brokers. The loans were secured by cash collateral of $47,156,670 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $30,998 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2009                                             $201,213,913
---------------------------------------------------------------------------
December 31, 2010                                              156,444,344
---------------------------------------------------------------------------
December 31, 2011                                               56,312,952
===========================================================================
Total capital loss carryforward                               $413,971,209
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $432,302,165 and $407,213,178, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $219,818,119
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (15,471,758)
==============================================================================
Net unrealized appreciation of investment securities             $204,346,361
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $885,589,306.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 10--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2005                DECEMBER 31, 2004
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,862,745    $ 129,151,710      6,397,229    $ 136,561,015
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    4,118,404       89,757,109      3,114,855       66,251,744
=========================================================================================================================
Reacquired:
  Series I                                                    (8,383,322)    (184,681,508)   (11,416,993)    (239,926,165)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (597,201)     (13,010,699)      (357,082)      (7,520,933)
=========================================================================================================================
                                                               1,000,626    $  21,216,612     (2,261,991)   $ (44,634,339)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 51% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  SERIES I
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                                 YEAR ENDED DECEMBER 31,
                                            JUNE 30,        ---------------------------------------------------------------------
                                              2005            2004        2003           2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  22.69        $  21.28    $  16.43       $  21.72       $    30.84       $    35.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  0.01            0.02(a)    (0.04)(b)      (0.05)(b)        (0.05)(b)        (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.52)           1.39        4.89          (5.24)           (7.17)           (3.79)
=================================================================================================================================
    Total from investment operations           (0.51)           1.41        4.85          (5.29)           (7.22)           (3.84)
=================================================================================================================================
Less distributions from net realized
  gains                                           --              --          --             --            (1.90)           (0.90)
=================================================================================================================================
Net asset value, end of period              $  22.18        $  22.69    $  21.28       $  16.43       $    21.72       $    30.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                (2.25)%          6.62%      29.52%        (24.35)%         (23.28)%         (10.91)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $811,222        $886,990    $938,820       $763,038       $1,160,236       $1,534,209
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         0.89%(d)        0.91%       0.85%          0.85%            0.85%            0.82%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            0.10%(d)        0.09%(a)    (0.23)%       (0.27)%          (0.22)%          (0.17)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                        42%             74%         61%            67%              65%              98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $833,884,405.
(e)  Not annualized for periods less than one year.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                       SERIES II
                                                      ---------------------------------------------------------------------------
                                                                                                                  AUGUST 21, 2001
                                                      SIX MONTHS                                                    (DATE SALES
                                                        ENDED                YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                       JUNE 30,        ------------------------------------        DECEMBER 31,
                                                         2005            2004          2003          2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  22.50        $  21.16       $ 16.38       $ 21.70           $23.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.02)          (0.02)(a)     (0.09)(b)     (0.09)(b)        (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.51)           1.36          4.87         (5.23)            0.45
=================================================================================================================================
    Total from investment operations                      (0.53)           1.34          4.78         (5.32)            0.41
=================================================================================================================================
Less distributions from net realized gains                   --              --            --            --            (1.90)
=================================================================================================================================
Net asset value, end of period                         $  21.97        $  22.50       $ 21.16       $ 16.38           $21.70
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (2.36)%          6.33%        29.18%       (24.52)%           1.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $211,102        $136,982       $70,466       $23,893           $3,527
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.14%(d)        1.16%         1.10%         1.10%            1.09%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.15)%(d)      (0.16)%(a)    (0.48)%       (0.52)%          (0.46)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   42%             74%           61%           67%              65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $162,928,404.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the"Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or

                       AIM V.I. CAPITAL APPRECIATION FUND
other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-73.55%

AEROSPACE & DEFENSE-1.01%

Northrop Grumman Corp.                            245,300   $   13,552,825
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.37%

Bank of New York Co., Inc. (The)                  640,100       18,422,078
==========================================================================

BIOTECHNOLOGY-1.01%

Amgen Inc.(a)                                     226,000       13,663,960
==========================================================================

COMMUNICATIONS EQUIPMENT-1.00%

Cisco Systems, Inc.(a)                            705,000       13,472,550
==========================================================================

COMPUTER HARDWARE-1.83%

International Business Machines Corp.             332,000       24,634,400
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.67%

Lexmark International, Inc.-Class A(a)            346,500       22,463,595
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.19%

First Data Corp.                                  351,500       14,109,210
--------------------------------------------------------------------------
Sabre Holdings Corp.-Class A                       93,800        1,871,310
==========================================================================
                                                                15,980,520
==========================================================================

DEPARTMENT STORES-1.01%

Kohl's Corp.(a)                                   242,900       13,580,539
==========================================================================

DIVERSIFIED BANKS-1.45%

Bank of America Corp.                             426,800       19,466,348
==========================================================================

ELECTRIC UTILITIES-1.05%

FPL Group, Inc.                                   336,300       14,144,778
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.17%

Waste Management, Inc.                          1,029,600       29,178,864
==========================================================================

FOOD RETAIL-2.16%

Kroger Co. (The)(a)                             1,531,500       29,144,445
==========================================================================

HOUSEHOLD PRODUCTS-1.22%

Kimberly-Clark Corp.                              263,200       16,473,688
==========================================================================

INDUSTRIAL CONGLOMERATES-0.99%

General Electric Co.                              383,200       13,277,880
==========================================================================

INDUSTRIAL MACHINERY-1.85%

Dover Corp.                                       685,300       24,931,214
==========================================================================

INTEGRATED OIL & GAS-3.91%

Amerada Hess Corp.                                125,000       13,313,750
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 318,300       18,292,701
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTEGRATED OIL & GAS-(CONTINUED)

Murphy Oil Corp.                                  403,600   $   21,080,028
==========================================================================
                                                                52,686,479
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.88%

SBC Communications Inc.                         1,068,000       25,365,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.38%

Morgan Stanley                                    354,100       18,579,627
==========================================================================

MOVIES & ENTERTAINMENT-1.07%

News Corp.-Class A                                893,000       14,448,740
==========================================================================

MULTI-LINE INSURANCE-1.07%

American International Group, Inc.                248,000       14,408,800
==========================================================================

MULTI-UTILITIES-1.24%

Dominion Resources, Inc.                          228,300       16,754,937
==========================================================================

OFFICE ELECTRONICS-1.87%

Xerox Corp.(a)                                  1,827,600       25,202,604
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.78%

Baker Hughes Inc.                                 330,100       16,887,916
--------------------------------------------------------------------------
BJ Services Co.                                   529,500       27,788,160
--------------------------------------------------------------------------
Smith International, Inc.                         308,100       19,625,970
==========================================================================
                                                                64,302,046
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.12%

Apache Corp.                                      232,800       15,038,880
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.18%

Citigroup Inc.                                    343,800       15,893,874
==========================================================================

PACKAGED FOODS & MEATS-4.32%

Campbell Soup Co.                                 443,000       13,631,110
--------------------------------------------------------------------------
General Mills, Inc.                               542,900       25,402,291
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          600,400       19,098,724
==========================================================================
                                                                58,132,125
==========================================================================

PAPER PRODUCTS-1.32%

Georgia-Pacific Corp.                             557,800       17,738,040
==========================================================================

PHARMACEUTICALS-7.11%

Bristol-Myers Squibb Co.                          839,000       20,958,220
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      462,400       17,964,240
--------------------------------------------------------------------------
Merck & Co. Inc.                                1,241,800       38,247,440
--------------------------------------------------------------------------

                           AIM V.I. CORE EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Wyeth                                             418,000   $   18,601,000
==========================================================================
                                                                95,770,900
==========================================================================

PROPERTY & CASUALTY INSURANCE-4.87%

Berkshire Hathaway Inc.-Class A(a)                    375       31,312,500
--------------------------------------------------------------------------
Chubb Corp. (The)                                 204,200       17,481,562
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               424,988       16,799,776
==========================================================================
                                                                65,593,838
==========================================================================

PUBLISHING-3.02%

Gannett Co., Inc.                                 343,500       24,433,155
--------------------------------------------------------------------------
Tribune Co.                                       461,800       16,246,124
==========================================================================
                                                                40,679,279
==========================================================================

RAILROADS-1.00%

Union Pacific Corp.                               207,700       13,458,960
==========================================================================

REGIONAL BANKS-1.01%

Fifth Third Bancorp                               329,400       13,574,574
==========================================================================

SEMICONDUCTORS-4.36%

Analog Devices, Inc.                              385,400       14,379,274
--------------------------------------------------------------------------
Intel Corp.                                       688,500       17,942,310
--------------------------------------------------------------------------
National Semiconductor Corp.                      656,200       14,456,086
--------------------------------------------------------------------------
Xilinx, Inc.                                      469,500       11,972,250
==========================================================================
                                                                58,749,920
==========================================================================

SOFT DRINKS-1.49%

Coca-Cola Co. (The)                               479,200       20,006,600
==========================================================================

SYSTEMS SOFTWARE-4.57%

Computer Associates International, Inc.           716,311       19,684,226
--------------------------------------------------------------------------
Microsoft Corp.                                 1,686,700       41,897,628
==========================================================================
                                                                61,581,854
==========================================================================
    Total Domestic Common Stocks (Cost
      $914,768,414)                                            990,354,761
--------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.09%

BERMUDA-4.84%

Accenture Ltd.-Class A (IT Consulting & Other
  Services)(a)                                    958,600       21,731,462
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

BERMUDA-(CONTINUED)

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                    262,200   $   15,894,564
--------------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                  942,800       27,529,760
==========================================================================
                                                                65,155,786
==========================================================================

CAYMAN ISLANDS-1.04%

ACE Ltd. (Property & Casualty Insurance)          312,900       14,033,565
==========================================================================

FINLAND-1.22%

Nokia Oyj-ADR (Communications Equipment)          987,300       16,428,672
==========================================================================

FRANCE-1.92%

TOTAL S.A. (Integrated Oil & Gas)(b)              110,500       25,857,609
==========================================================================

ISRAEL-1.82%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               785,200       24,451,128
==========================================================================

NETHERLANDS-4.54%

Heineken N.V. (Brewers)(b)                        691,249       21,326,229
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)(b)                       961,100       24,209,362
--------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(b)         240,000       15,544,091
==========================================================================
                                                                61,079,682
==========================================================================

UNITED KINGDOM-3.71%

BP PLC-ADR (Integrated Oil & Gas)                 231,050       14,412,899
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)         733,800       35,596,638
==========================================================================
                                                                50,009,537
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $222,907,044)                            257,015,979
==========================================================================

MONEY MARKET FUNDS-6.68%

Liquid Assets Portfolio-Institutional
  Class(c)                                     45,021,608       45,021,608
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    45,021,608       45,021,608
==========================================================================
    Total Money Market Funds (Cost
      $90,043,216)                                              90,043,216
==========================================================================
TOTAL INVESTMENTS-99.32% (Cost
  $1,227,718,674)                                            1,337,413,956
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.68%                              9,096,097
==========================================================================
NET ASSETS-100.00%                                          $1,346,510,053
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $86,937,291, which represented 6.50% of the Fund's Total Investments. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,137,675,458)                              $1,247,370,740
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $90,043,216)                               90,043,216
=============================================================
    Total investments (cost $1,227,718,674)     1,337,413,956
=============================================================
Foreign currencies, at market value (cost
  $20,107)                                             20,077
-------------------------------------------------------------
Receivables for:
  Investments sold                                  9,522,034
-------------------------------------------------------------
  Fund shares sold                                     62,016
-------------------------------------------------------------
  Investments matured (Note 9)                      1,135,900
-------------------------------------------------------------
  Dividends                                         2,649,691
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 89,657
-------------------------------------------------------------
Other assets                                            7,244
=============================================================
    Total assets                                1,350,900,575
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            2,407,693
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  168,126
-------------------------------------------------------------
Accrued administrative services fees                1,749,920
-------------------------------------------------------------
Accrued distribution fees-Series II                     2,424
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                256
-------------------------------------------------------------
Accrued transfer agent fees                             2,026
-------------------------------------------------------------
Accrued operating expenses                             60,077
=============================================================
    Total liabilities                               4,390,522
=============================================================
Net assets applicable to shares outstanding    $1,346,510,053
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,467,184,329
-------------------------------------------------------------
Undistributed net investment income                20,124,002
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (250,481,208)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               109,682,930
=============================================================
                                               $1,346,510,053
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,342,659,848
_____________________________________________________________
=============================================================
Series II                                      $    3,850,205
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           59,986,131
_____________________________________________________________
=============================================================
Series II                                             173,119
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.38
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.24
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $282,784)                                      $ 13,104,947
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $54,933 after compensation to counterparties
  of $91,005)                                       1,627,704
=============================================================
    Total investment income                        14,732,651
=============================================================

EXPENSES:

Advisory fees                                       4,271,477
-------------------------------------------------------------
Administrative services fees                        1,833,503
-------------------------------------------------------------
Custodian fees                                         46,537
-------------------------------------------------------------
Distribution fees-Series II                             4,925
-------------------------------------------------------------
Transfer agent fees                                    16,511
-------------------------------------------------------------
Trustees' and officer's fees and benefits              26,367
-------------------------------------------------------------
Other                                                  17,144
=============================================================
    Total expenses                                  6,216,464
=============================================================
Less: Fees waived                                     (17,009)
=============================================================
    Net expenses                                    6,199,455
=============================================================
Net investment income                               8,533,196
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of $253,992)     61,551,575
-------------------------------------------------------------
  Foreign currencies                                   98,380
=============================================================
                                                   61,649,955
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (84,266,361)
-------------------------------------------------------------
  Foreign currencies                                  (12,352)
=============================================================
                                                  (84,278,713)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (22,628,758)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(14,095,562)
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    8,533,196    $   18,752,512
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    61,649,955        97,933,629
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (84,278,713)       10,319,904
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (14,095,562)      127,006,045
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                --       (14,182,082)
----------------------------------------------------------------------------------------------
  Series II                                                               --           (32,455)
==============================================================================================
    Decrease in net assets resulting from distributions                   --       (14,214,537)
==============================================================================================
Share transactions-net:
  Series I                                                      (130,753,144)     (180,502,395)
----------------------------------------------------------------------------------------------
  Series II                                                         (277,112)           63,621
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (131,030,256)     (180,438,774)
==============================================================================================
    Net increase (decrease) in net assets                       (145,125,818)      (67,647,266)
______________________________________________________________________________________________
==============================================================================================

NET ASSETS:

Beginning of period                                            1,491,635,871     1,559,283,137
==============================================================================================
End of period (including undistributed net investment income
  of $20,124,002 and $11,590,806, respectively)               $1,346,510,053    $1,491,635,871
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of

                           AIM V.I. CORE EQUITY FUND
     prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

                           AIM V.I. CORE EQUITY FUND

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
___________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $17,009.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $166,323 for accounting and fund administrative services and reimbursed $1,667,180 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $16,511.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $4,925.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                           AIM V.I. CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE      PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND      REALIZED
FUND                    12/31/04         AT COST        FROM SALES     (DEPRECIATION)     06/30/05       INCOME      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $ 66,319,755    $ 94,354,073    $(115,652,220)       $  --        $45,021,608    $  781,749       $  --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                 66,319,755      94,354,073     (115,652,220)          --         45,021,608       791,022          --
================================================================================================================================
  Subtotal            $132,639,510    $188,708,146    $(231,304,440)       $  --        $90,043,216    $1,572,771       $  --
________________________________________________________________________________________________________________________________
================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                      MARKET VALUE      PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND       REALIZED
FUND                    12/31/04         AT COST        FROM SALES     (DEPRECIATION)     06/30/05       INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class               $  4,769,488    $ 54,918,795    $ (59,688,283)       $  --        $        --    $   54,933       $  --
=================================================================================================================================
  Total               $137,408,998    $243,626,941    $(290,992,723)       $  --        $90,043,216    $1,627,704       $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $12,632,772 and sales of $3,443,325, which resulted in net realized gains of $253,992.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $4,719 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
                           AIM V.I. CORE EQUITY FUND

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, there were no securities were on loan to brokers. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $54,933 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $275,037,399
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,853
=============================================================================
Total capital loss carryforward                                 $296,255,252
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $348,466,291 and $438,754,053, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $18,500,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $126,090,136
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (38,715,058)
==============================================================================
Net unrealized appreciation of investment securities             $ 87,375,078
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,250,038,878.

                           AIM V.I. CORE EQUITY FUND

NOTE 10--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2005                 DECEMBER 31, 2004
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      5,623,447    $ 124,373,147       706,992    $  15,076,577
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                        35,893          793,070        46,375          984,768
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --       633,129       14,182,082
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                            --               --         1,456           32,454
=========================================================================================================================
Reacquired:
  Series I                                                    (11,467,983)    (255,126,291)   (9,797,694)    (209,761,054)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                       (48,430)      (1,070,182)      (44,856)        (953,601)
=========================================================================================================================
                                                               (5,857,073)   $(131,030,256)   (8,454,598)   $(180,438,774)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   SERIES I
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                               YEAR ENDED DECEMBER 31,
                                               JUNE 30,        ------------------------------------------------------------------
                                                 2005             2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   22.60        $    20.94    $    16.99    $    20.20    $    26.19    $    31.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.13(a)             0.30(b)       0.17(a)       0.12(a)       0.03(c)       0.01(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (0.35)             1.58          3.97         (3.27)        (6.01)        (4.56)
=================================================================================================================================
    Total from investment operations              (0.22)             1.88          4.14         (3.15)        (5.98)        (4.55)
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --             (0.22)        (0.19)        (0.06)        (0.01)        (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --                --            --            --            --         (0.81)
=================================================================================================================================
    Total distributions                              --             (0.22)        (0.19)        (0.06)        (0.01)        (0.85)
=================================================================================================================================
Net asset value, end of period                $   22.38        $    22.60    $    20.94    $    16.99    $    20.20    $    26.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                   (0.97)%            8.97%        24.42%       (15.58)%      (22.83)%      (14.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $1,342,660       $1,487,462    $1,555,475    $1,385,050    $1,916,875    $2,514,262
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:           0.89%(e)          0.91%         0.81%(f)       0.78%        0.82%         0.84%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                       1.22%(e)          1.25%(b)       0.91%        0.67%         0.12%(c)       0.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                           27%               52%           31%          113%           73%           75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.
(c) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e) Ratios are annualized and based on average daily net assets of $1,410,819,475.
(f) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 0.82%.
(g)  Not annualized for periods less than one year.

                           AIM V.I. CORE EQUITY FUND

                                                                                          SERIES II
                                                              ------------------------------------------------------------------
                                                                                                                OCTOBER 24, 2001
                                                              SIX MONTHS                                          (DATE SALES
                                                                ENDED             YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                               JUNE 30,        -----------------------------      DECEMBER 31,
                                                                 2005            2004        2003      2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  22.48        $   20.85    $16.94    $20.19        $  18.97
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.11(a)          0.21(b)   0.12(a)   0.07(a)        (0.00)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.35)            1.60      3.96     (3.26)           1.23
================================================================================================================================
    Total from investment operations                              (0.24)            1.81      4.08     (3.19)           1.23
================================================================================================================================
Less dividends from net investment income                            --            (0.18)    (0.17)    (0.06)          (0.01)
================================================================================================================================
Net asset value, end of period                                 $  22.24        $   22.48    $20.85    $16.94        $  20.19
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                   (1.07)%           8.67%    24.15%   (15.79)%          6.49%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  3,850        $   4,173    $3,808    $1,949        $    400
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:                           1.14%(d)         1.16%     1.06%(e)   1.03%          1.03%(f)
================================================================================================================================
Ratio of net investment income (loss) to average net assets        0.97%(d)         1.00%(b)   0.66%    0.42%          (0.10)(f)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(g)                                           27%              52%       31%      113%             73%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $3,972,462.
(e) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.07%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related

                           AIM V.I. CORE EQUITY FUND
activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)

                                                             MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.10%

AEROSPACE & DEFENSE-6.22%

Boeing Co. (The)                                    400    $   26,400
---------------------------------------------------------------------
General Dynamics Corp.                              150        16,431
---------------------------------------------------------------------
Lockheed Martin Corp.                               530        34,381
---------------------------------------------------------------------
Precision Castparts Corp.                           290        22,591
---------------------------------------------------------------------
Rockwell Collins, Inc.                              470        22,410
---------------------------------------------------------------------
United Technologies Corp.                           310        15,918
=====================================================================
                                                              138,131
=====================================================================

APPAREL RETAIL-2.35%

Abercrombie & Fitch Co.-Class A                     470        32,289
---------------------------------------------------------------------
Chico's FAS, Inc.(a)                                580        19,882
=====================================================================
                                                               52,171
=====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.83%

Coach, Inc.(a)                                      550        18,463
=====================================================================

APPLICATION SOFTWARE-1.13%

Autodesk, Inc.                                      730        25,090
=====================================================================

BIOTECHNOLOGY-1.01%

Genentech, Inc.(a)                                  280        22,478
=====================================================================

COMMUNICATIONS EQUIPMENT-1.77%

Cisco Systems, Inc.(a)                            1,370        26,181
---------------------------------------------------------------------
Motorola, Inc.                                      720        13,147
=====================================================================
                                                               39,328
=====================================================================

COMPUTER & ELECTRONICS RETAIL-0.77%

Best Buy Co., Inc.                                  250        17,138
=====================================================================

COMPUTER HARDWARE-6.35%

Apple Computer, Inc.(a)                             720        26,503
---------------------------------------------------------------------
Dell Inc.(a)                                      2,500        98,775
---------------------------------------------------------------------
NCR Corp.(a)                                        450        15,804
=====================================================================
                                                              141,082
=====================================================================

COMPUTER STORAGE & PERIPHERALS-0.95%

Seagate Technology (Cayman Islands)(a)            1,200        21,060
=====================================================================

CONSUMER FINANCE-1.88%

SLM Corp.                                           820        41,656
=====================================================================

DEPARTMENT STORES-4.30%

Federated Department Stores, Inc.                   240        17,587
---------------------------------------------------------------------
J.C. Penney Co., Inc.                               350        18,403
---------------------------------------------------------------------
Nordstrom, Inc.                                     620        42,141
---------------------------------------------------------------------
Sears Holdings Corp.(a)                             115        17,235
=====================================================================
                                                               95,366
=====================================================================

                                                             MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-0.83%

Rockwell Automation, Inc.                           380    $   18,510
=====================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.85%

Monsanto Co.                                        655        41,180
=====================================================================

FOOTWEAR-1.99%

NIKE, Inc.-Class B                                  510        44,166
=====================================================================

HEALTH CARE EQUIPMENT-1.78%

Bard (C.R.), Inc.                                   230        15,297
---------------------------------------------------------------------
Becton, Dickinson & Co.                             460        24,136
=====================================================================
                                                               39,433
=====================================================================

HEALTH CARE FACILITIES-2.25%

HCA Inc.                                            880        49,870
=====================================================================

HEALTH CARE SERVICES-3.86%

Caremark Rx, Inc.(a)                                360        16,027
---------------------------------------------------------------------
Express Scripts, Inc.(a)                            350        17,493
---------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                     450        24,012
---------------------------------------------------------------------
Quest Diagnostics Inc.                              530        28,233
=====================================================================
                                                               85,765
=====================================================================

HEALTH CARE SUPPLIES-2.91%

Alcon, Inc. (Switzerland)                           590        64,517
=====================================================================

HOME IMPROVEMENT RETAIL-0.75%

Home Depot, Inc. (The)                              430        16,727
=====================================================================

HOMEBUILDING-2.02%

D.R. Horton, Inc.                                   673        25,312
---------------------------------------------------------------------
NVR, Inc.(a)                                         24        19,440
=====================================================================
                                                               44,752
=====================================================================

HOTELS, RESORTS & CRUISE LINES-0.71%

Marriott International, Inc.-Class A                230        15,691
=====================================================================

HOUSEHOLD PRODUCTS-1.40%

Procter & Gamble Co. (The)                          590        31,123
=====================================================================

HOUSEWARES & SPECIALTIES-1.16%

Fortune Brands, Inc.                                290        25,752
=====================================================================

INTEGRATED OIL & GAS-3.71%

Chevron Corp.                                       620        34,670
---------------------------------------------------------------------
ConocoPhillips                                      830        47,717
=====================================================================
                                                               82,387
=====================================================================

INTERNET SOFTWARE & SERVICES-0.97%

VeriSign, Inc.(a)                                   750        21,570
=====================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

                                                             MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-3.60%

Bear Stearns Cos. Inc. (The)                        200    $   20,788
---------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     230        23,465
---------------------------------------------------------------------
Lehman Brothers Holdings Inc.                       360        35,741
=====================================================================
                                                               79,994
=====================================================================

IT CONSULTING & OTHER SERVICES-0.74%

Accenture Ltd.-Class A (Bermuda)(a)                 720        16,322
=====================================================================

LIFE & HEALTH INSURANCE-1.05%

MetLife, Inc.                                       520        23,369
=====================================================================

MANAGED HEALTH CARE-8.19%

Aetna Inc.                                          692        57,311
---------------------------------------------------------------------
CIGNA Corp.                                         165        17,660
---------------------------------------------------------------------
UnitedHealth Group Inc.                           1,490        77,689
---------------------------------------------------------------------
WellPoint, Inc.(a)                                  420        29,249
=====================================================================
                                                              181,909
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.93%

Apache Corp.                                        280        18,088
---------------------------------------------------------------------
Devon Energy Corp.                                  490        24,833
=====================================================================
                                                               42,921
=====================================================================

OIL & GAS REFINING & MARKETING-2.28%

Valero Energy Corp.                                 640        50,630
=====================================================================

PACKAGED FOODS & MEATS-1.01%

Hershey Co. (The)                                   360        22,356
=====================================================================

PERSONAL PRODUCTS-2.60%

Gillette Co. (The)                                1,140        57,718
=====================================================================

PHARMACEUTICALS-6.29%

GlaxoSmithKline PLC-ADR (United Kingdom)            360        17,464
---------------------------------------------------------------------
Johnson & Johnson                                 1,370        89,050
---------------------------------------------------------------------
Sanofi-Aventis-ADR (France)                         360        14,756
---------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                          560        18,368
=====================================================================
                                                              139,638
=====================================================================

PROPERTY & CASUALTY INSURANCE-2.28%

Allstate Corp. (The)                                560        33,460
---------------------------------------------------------------------
Chubb Corp. (The)                                   200        17,122
=====================================================================
                                                               50,582
=====================================================================

                                                             MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------

RAILROADS-0.70%

Burlington Northern Santa Fe Corp.                  330    $   15,536
=====================================================================

RESTAURANTS-3.30%

Darden Restaurants, Inc.                            740        24,405
---------------------------------------------------------------------
Yum! Brands, Inc.                                   940        48,955
=====================================================================
                                                               73,360
=====================================================================

SEMICONDUCTORS-2.15%

Intel Corp.                                         410        10,685
---------------------------------------------------------------------
National Semiconductor Corp.                        790        17,404
---------------------------------------------------------------------
Texas Instruments Inc.                              700        19,649
=====================================================================
                                                               47,738
=====================================================================

SOFT DRINKS-1.00%

PepsiCo, Inc.                                       410        22,111
=====================================================================

SPECIALTY STORES-2.78%

Michaels Stores, Inc.                               430        17,789
---------------------------------------------------------------------
Staples, Inc.                                     2,065        44,026
=====================================================================
                                                               61,815
=====================================================================

SYSTEMS SOFTWARE-3.57%

Adobe Systems Inc.                                1,230        35,203
---------------------------------------------------------------------
Microsoft Corp.                                   1,200        29,808
---------------------------------------------------------------------
Oracle Corp.(a)                                   1,080        14,256
=====================================================================
                                                               79,267
=====================================================================

THRIFTS & MORTGAGE FINANCE-1.88%

Countrywide Financial Corp.                       1,080        41,699
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,036,082)                           2,200,371
=====================================================================

                                               PRINCIPAL
                                                AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-7.57%

FEDERAL HOME LOAN BANK (FHLB)-7.57%

Unsec. Disc. Notes,
  2.65%, 07/01/05 (Cost $168,000)              $168,000       168,000
=====================================================================
TOTAL INVESTMENTS-106.67% (Cost $2,204,082)                 2,368,371
=====================================================================
OTHER ASSETS LESS LIABILITIES-(6.67%)                        (148,129)
=====================================================================
NET ASSETS-100.00%                                         $2,220,242
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost $2,204,082)    $2,368,371
------------------------------------------------------------
Receivables for:
  Investments sold                                    17,085
------------------------------------------------------------
  Fund shares sold                                     9,286
------------------------------------------------------------
  Dividends                                              754
------------------------------------------------------------
Investment for trustee deferred compensation and
  retirement plans                                     3,153
------------------------------------------------------------
Other assets                                           6,571
============================================================
    Total assets                                   2,405,220
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              158,473
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              3,152
------------------------------------------------------------
Accrued distribution fees -- Series II                    92
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               108
------------------------------------------------------------
Accrued transfer agent fees                               45
------------------------------------------------------------
Accrued operating expenses                            23,108
============================================================
    Total liabilities                                184,978
============================================================
Net assets applicable to shares outstanding       $2,220,242
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                     $2,043,694
------------------------------------------------------------
Undistributed net investment income (loss)            (5,297)
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                          17,556
------------------------------------------------------------
Unrealized appreciation of investment securities     164,289
============================================================
                                                  $2,220,242
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $1,632,950
____________________________________________________________
============================================================
Series II                                         $  587,292
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                             139,190
____________________________________________________________
============================================================
Series II                                             50,174
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    11.73
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    11.71
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $136)                                            $  7,029
===========================================================

EXPENSES:

Advisory fees                                         4,718
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                        2,776
-----------------------------------------------------------
Distribution fees -- Series II                          715
-----------------------------------------------------------
Transfer agent fees                                      13
-----------------------------------------------------------
Trustees' and officer's fees and benefits             6,593
-----------------------------------------------------------
Reports to shareholders                               6,547
-----------------------------------------------------------
Professional services fees                           13,557
-----------------------------------------------------------
Other                                                   207
===========================================================
    Total expenses                                   59,921
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangement                        (51,295)
===========================================================
    Net expenses                                      8,626
===========================================================
Net investment income (loss)                         (1,597)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities         11,421
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities           (21,892)
-----------------------------------------------------------
Net gain (loss) from investment securities          (10,471)
===========================================================
Net increase (decrease) in net assets resulting
  from operations                                  $(12,068)
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                               JUNE 30,     DECEMBER 31,
                                                                 2005           2004
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (1,597)    $   (4,699)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities                    11,421         23,921
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (21,892)        79,217
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (12,068)        98,439
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                            --         (1,457)
----------------------------------------------------------------------------------------
  Series II                                                           --         (1,457)
========================================================================================
  Decrease in net assets resulting from distributions                 --         (2,914)
========================================================================================
Share transactions-net:
  Series I                                                     1,042,496          1,457
----------------------------------------------------------------------------------------
  Series II                                                           --          1,457
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              1,042,496          2,914
========================================================================================
    Net increase in net assets                                 1,030,428         98,439
========================================================================================

NET ASSETS:

Beginning of period                                            1,189,814      1,091,375
========================================================================================
End of period (including undistributed net investment income
  (loss) of $(5,297) and $(3,700), respectively)              $2,220,242     $1,189,814
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National

                         AIM V.I. LARGE CAP GROWTH FUND

     Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $1 billion                                                0.75%
----------------------------------------------------------------------
Next $1 billion                                                 0.70%
----------------------------------------------------------------------
Over $2 billion                                                 0.625%
______________________________________________________________________
======================================================================


    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $250 million                                               0.67%
----------------------------------------------------------------------
Next $500 million                                               0.645%
----------------------------------------------------------------------
Next $1.5 billion                                               0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                               0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                0.52%
______________________________________________________________________
======================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    For the six months ended June 30, 2005, AIM waived fees of $4,718 and reimbursed expenses of $46,070.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $13.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent

                         AIM V.I. LARGE CAP GROWTH FUND
necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $429 after ADI waived Plan fees of $286.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $221.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $1,973 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $1,625,244 and $587,532, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $       174,030
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            (9,741)
===============================================================================
Net unrealized appreciation of investment securities           $       164,289
_______________________________________________________________________________
===============================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8--SHARE INFORMATION

                                    CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED
                                                                SIX MONTHS ENDED        DECEMBER 31,
                                                                 JUNE 30, 2005              2004
                                                              --------------------    ----------------
                                                              SHARES      AMOUNT      SHARES    AMOUNT
------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    89,107    $1,043,850      --      $   --
======================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       --             --     124       1,457
------------------------------------------------------------------------------------------------------
  Series II                                                      --             --     124       1,457
======================================================================================================
Reacquired:
  Series I                                                     (116)        (1,354)     --          --
======================================================================================================
                                                              88,991    $1,042,496     248      $2,914
______________________________________________________________________________________________________
======================================================================================================

(a) Purchased for the purpose of initial capitalization of the Fund, AIM owns 53% of the outstanding shares of the Fund. In addition, there is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 46% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with those entities, whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all of any portion of the shares owned of record by this shareholder are also owned beneficially.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  SERIES I
                                                              -------------------------------------------------
                                                                                                  AUGUST 29,
                                                                                                     2003
                                                              SIX MONTHS                       (DATE OPERATIONS
                                                                ENDED           YEAR ENDED      COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                 2005              2004              2003
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.86            $10.90            $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)         (0.04)(b)         (0.03)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.12)             1.03              0.95
===============================================================================================================
    Total from investment operations                             (0.13)             0.99              0.92
===============================================================================================================
Less distributions:
  Dividends from net investment income                              --                --             (0.02)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             (0.03)               --
===============================================================================================================
    Total distributions                                             --             (0.03)            (0.02)
===============================================================================================================
Net asset value, end of period                                  $11.73            $11.86            $10.90
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(c)                                                  (1.10)%            9.08%             9.16%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,633            $  596            $  546
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.34%(d)          1.33%             1.33%(e)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               9.41%(d)          9.88%            14.54%(e)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.19)%(d)        (0.35)%(b)        (0.73)%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(f)                                          44%              104%               37%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend were $(0.06) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are annualized and based on average net assets of $691,462.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND

                                                                                  SERIES II
                                                              -------------------------------------------------
                                                                                                  AUGUST 29,
                                                                                                     2003
                                                              SIX MONTHS                       (DATE OPERATIONS
                                                                ENDED           YEAR ENDED      COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                 2005              2004              2003
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.84            $10.90            $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)         (0.06)(b)         (0.03)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.11)             1.03              0.94
===============================================================================================================
    Total from investment operations                             (0.13)             0.97              0.91
===============================================================================================================
Less distributions:
  Dividends from net investment income                              --                --             (0.01)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             (0.03)               --
===============================================================================================================
    Total distributions                                             --             (0.03)            (0.01)
===============================================================================================================
Net asset value, end of period                                  $11.71            $11.84            $10.90
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(c)                                                  (1.10)%            8.89%             9.11%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  587            $  594            $  546
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.49%(d)          1.48%             1.48%(e)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             9.66%(d)         10.13%            14.79%(e)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.34)%(d)        (0.50)%(b)        (0.88)%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(f)                                          44%              104%               37%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend were $(0.08) and (0.66)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are annualized and based on average daily net assets of $577,028.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 10--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.


    TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil

                         AIM V.I. LARGE CAP GROWTH FUND
penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                         AIM V.I. LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-91.01%

ADVERTISING-1.34%

Lamar Advertising Co.-Class A(a)                  46,600   $  1,993,082
=======================================================================

AEROSPACE & DEFENSE-1.26%

Engineered Support Systems, Inc.                  19,700        705,851
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.                 15,300      1,171,674
=======================================================================
                                                              1,877,525
=======================================================================

AGRICULTURAL PRODUCTS-0.75%

Corn Products International, Inc.                 46,900      1,114,344
=======================================================================

AIRLINES-0.40%

Southwest Airlines Co.                            43,000        598,990
=======================================================================

APPAREL RETAIL-1.35%

Aeropostale, Inc.(a)                              27,950        939,120
-----------------------------------------------------------------------
DSW Inc.-Class A(a)                                7,100        177,145
-----------------------------------------------------------------------
Hot Topic, Inc.(a)                                46,500        889,080
=======================================================================
                                                              2,005,345
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.71%

Fossil, Inc.(a)                                   46,300      1,051,010
=======================================================================

APPLICATION SOFTWARE-2.88%

Amdocs Ltd. (United Kingdom)(a)                   35,300        932,979
-----------------------------------------------------------------------
BEA Systems, Inc.(a)                             108,300        950,874
-----------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                          22,300        761,322
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       18,100        728,344
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                       9,600        368,256
-----------------------------------------------------------------------
TIBCO Software Inc.(a)                            82,000        536,280
=======================================================================
                                                              4,278,055
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.64%

Affiliated Managers Group, Inc.(a)                16,450      1,124,028
-----------------------------------------------------------------------
Investors Financial Services Corp.                74,400      2,813,808
-----------------------------------------------------------------------
Nuveen Investments-Class A                        39,200      1,474,704
=======================================================================
                                                              5,412,540
=======================================================================

BIOTECHNOLOGY-2.62%

Amylin Pharmaceuticals, Inc.(a)(b)                46,800        979,524
-----------------------------------------------------------------------
Martek Biosciences Corp.(a)                       12,200        462,990
-----------------------------------------------------------------------
MedImmune, Inc.(a)                                23,700        633,264
-----------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                   18,700        786,522
-----------------------------------------------------------------------
QLT Inc. (Canada)(a)                              98,500      1,026,370
=======================================================================
                                                              3,888,670
=======================================================================

                                                              MARKET
                                                 SHARES       VALUE
-----------------------------------------------------------------------
BREWERS-0.73%

Molson Coors Brewing Co.-Class B                  17,400      1,078,800
=======================================================================

BROADCASTING & CABLE TV-2.88%

Radio One, Inc.-Class D(a)                        77,400   $    988,398
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         119,495      3,292,087
=======================================================================
                                                              4,280,485
=======================================================================

BUILDING PRODUCTS-1.06%

American Standard Cos. Inc.                       26,100      1,094,112
-----------------------------------------------------------------------
York International Corp.                          12,500        475,000
=======================================================================
                                                              1,569,112
=======================================================================

CASINOS & GAMING-0.70%

International Game Technology                     36,900      1,038,735
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Brocade Communications Systems, Inc.(a)          122,400        474,912
-----------------------------------------------------------------------
QLogic Corp.(a)                                   24,400        753,228
=======================================================================
                                                              1,228,140
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.60%

Terex Corp.(a)                                    22,600        890,440
=======================================================================

CONSUMER ELECTRONICS-0.56%

Harman International Industries, Inc.             10,200        829,872
=======================================================================

CONSUMER FINANCE-0.88%

SLM Corp.                                         25,700      1,305,560
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.94%

Affiliated Computer Services, Inc.-Class A(a)     37,500      1,916,250
-----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    92,000      3,731,520
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   18,685        802,521
-----------------------------------------------------------------------
Hewitt Associates, Inc.-Class A(a)                18,500        490,435
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             72,400      2,245,848
-----------------------------------------------------------------------
Paychex, Inc.                                     80,300      2,612,962
=======================================================================
                                                             11,799,536
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-4.11%

ARAMARK Corp.-Class B                             40,000      1,056,000
-----------------------------------------------------------------------
ChoicePoint Inc.(a)                               29,100      1,165,455
-----------------------------------------------------------------------
Cintas Corp.                                      39,400      1,520,840
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              18,900        824,040
-----------------------------------------------------------------------
Navigant Consulting, Inc.(a)                      45,100        796,466
-----------------------------------------------------------------------
Sirva Inc.(a)                                     87,900        748,029
=======================================================================
                                                              6,110,830
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

EDUCATION SERVICES-0.65%

Career Education Corp.(a)                         26,300   $    962,843
=======================================================================

ELECTRIC UTILITIES-0.84%

DPL Inc.                                          45,700      1,254,465
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.70%

EnerSys(a)                                        76,600      1,044,058
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.33%

Amphenol Corp.-Class A                            17,500        702,975
-----------------------------------------------------------------------
Cogent Inc.(a)                                    44,700      1,276,185
=======================================================================
                                                              1,979,160
=======================================================================

GENERAL MERCHANDISE STORES-0.75%

Tuesday Morning Corp.                             35,300      1,112,656
=======================================================================

HEALTH CARE EQUIPMENT-10.39%

Advanced Medical Optics, Inc.(a)                  45,300      1,800,675
-----------------------------------------------------------------------
Beckman Coulter, Inc.                              7,500        476,775
-----------------------------------------------------------------------
Biomet, Inc.                                      69,000      2,390,160
-----------------------------------------------------------------------
Cytyc Corp.(a)                                    78,900      1,740,534
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           39,200      2,544,080
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         34,400      2,064,000
-----------------------------------------------------------------------
Kyphon Inc.(a)                                    39,200      1,363,768
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 43,400        820,260
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   28,100      1,048,973
-----------------------------------------------------------------------
Waters Corp.(a)                                   32,300      1,200,591
=======================================================================
                                                             15,449,816
=======================================================================

HEALTH CARE FACILITIES-0.98%

HealthSouth Corp.(a)                              98,900        553,840
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          16,500        901,560
=======================================================================
                                                              1,455,400
=======================================================================

HEALTH CARE SERVICES-1.21%

DaVita, Inc.(a)                                   19,000        864,120
-----------------------------------------------------------------------
Omnicare, Inc.                                    21,900        929,217
=======================================================================
                                                              1,793,337
=======================================================================

HEALTH CARE SUPPLIES-1.38%

Cooper Cos., Inc. (The)                           16,100        979,846
-----------------------------------------------------------------------
Gen-Probe Inc.(a)                                 29,400      1,065,162
=======================================================================
                                                              2,045,008
=======================================================================

HOMEFURNISHING RETAIL-1.22%

Bed Bath & Beyond Inc.(a)                         19,100        797,998
-----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         43,000      1,017,380
=======================================================================
                                                              1,815,378
=======================================================================

HOUSEHOLD APPLIANCES-1.04%

Blount International, Inc.(a)                     92,800      1,548,832
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-0.72%

Textron Inc.                                      14,200   $  1,077,070
=======================================================================

INDUSTRIAL GASES-0.58%

Airgas, Inc.                                      35,000        863,450
=======================================================================

INDUSTRIAL MACHINERY-0.66%

Pentair, Inc.                                     23,100        988,911
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.24%

NeuStar, Inc.-Class A(a)                           8,900        227,840
-----------------------------------------------------------------------
Valor Communications Group, Inc.                   9,000        124,200
=======================================================================
                                                                352,040
=======================================================================

INTERNET SOFTWARE & SERVICES-0.45%

VeriSign, Inc.(a)                                 23,400        672,984
=======================================================================

IT CONSULTING & OTHER SERVICES-0.46%

Perot Systems Corp.-Class A(a)                    48,500        689,670
=======================================================================

METAL & GLASS CONTAINERS-1.14%

Crown Holdings, Inc.(a)                           53,000        754,190
-----------------------------------------------------------------------
Owens-Illinois, Inc.(a)                           37,400        936,870
=======================================================================
                                                              1,691,060
=======================================================================

MOVIES & ENTERTAINMENT-2.08%

Regal Entertainment Group-Class A                163,900      3,094,432
=======================================================================

OFFICE SERVICES & SUPPLIES-0.83%

Mine Safety Appliances Co.                        26,800      1,238,160
=======================================================================

OIL & GAS DRILLING-4.27%

ENSCO International Inc.(b)                       80,000      2,860,000
-----------------------------------------------------------------------
Pride International, Inc.(a)                      28,500        732,450
-----------------------------------------------------------------------
Rowan Cos., Inc.                                  60,800      1,806,368
-----------------------------------------------------------------------
Todco-Class A(a)(b)                               36,700        942,089
=======================================================================
                                                              6,340,907
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.44%

BJ Services Co.                                   12,000        629,760
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      83,100      1,005,510
-----------------------------------------------------------------------
Maverick Tube Corp.(a)                            16,800        500,640
=======================================================================
                                                              2,135,910
=======================================================================

PACKAGED FOODS & MEATS-0.41%

TreeHouse Foods, Inc.(a)                          21,300        607,263
=======================================================================

PERSONAL PRODUCTS-1.58%

Avon Products, Inc.                               23,600        893,260
-----------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              37,300      1,459,549
=======================================================================
                                                              2,352,809
=======================================================================

PHARMACEUTICALS-4.43%

IVAX Corp.(a)                                     57,250      1,230,875
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              55,300      1,754,669
-----------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

MGI Pharma, Inc.(a)                               69,900   $  1,521,024
-----------------------------------------------------------------------
Sepracor Inc.(a)                                  18,400      1,104,184
-----------------------------------------------------------------------
Valeant Pharmaceuticals International             55,400        976,702
=======================================================================
                                                              6,587,454
=======================================================================

REGIONAL BANKS-2.76%

Amegy Bancorp., Inc.                              61,000      1,365,180
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                         66,100      1,856,749
-----------------------------------------------------------------------
South Financial Group, Inc. (The)                 31,200        886,704
=======================================================================
                                                              4,108,633
=======================================================================

RESTAURANTS-0.96%

Outback Steakhouse, Inc.                          10,300        465,972
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                37,400        968,660
=======================================================================
                                                              1,434,632
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.62%

KLA-Tencor Corp.                                  21,200        926,440
=======================================================================

SEMICONDUCTORS-2.76%

Integrated Device Technology, Inc.(a)             53,700        577,275
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   64,600      2,468,366
-----------------------------------------------------------------------
Micron Technology, Inc.(a)                        42,800        436,988
-----------------------------------------------------------------------
Semtech Corp.(a)                                  37,700        627,705
=======================================================================
                                                              4,110,334
=======================================================================

SOFT DRINKS-0.81%

Coca-Cola Enterprises Inc.                        54,600      1,201,746
=======================================================================

SPECIALIZED CONSUMER SERVICES-0.92%

Jackson Hewitt Tax Service Inc.                   57,600      1,361,664
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SPECIALTY CHEMICALS-1.00%

Nalco Holding Co.(a)                              29,200   $    573,196
-----------------------------------------------------------------------
Rohm and Haas Co.                                 19,600        908,264
=======================================================================
                                                              1,481,460
=======================================================================

SPECIALTY STORES-1.01%

PETCO Animal Supplies, Inc.(a)                    51,300      1,504,116
=======================================================================

TECHNOLOGY DISTRIBUTORS-1.59%

CDW Corp.                                         41,500      2,369,235
=======================================================================

THRIFTS & MORTGAGE FINANCE-2.77%

Independence Community Bank Corp.                 61,400      2,267,502
-----------------------------------------------------------------------
New York Community Bancorp, Inc.                 102,313      1,853,912
=======================================================================
                                                              4,121,414
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.79%

WESCO International, Inc.(a)                      37,200      1,167,336
=======================================================================
    Total Common Stocks (Cost $129,150,654)                 135,291,154
=======================================================================

MONEY MARKET FUNDS-9.75%

Liquid Assets Portfolio-Institutional
  Class(c)                                     7,246,712      7,246,712
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    7,246,712      7,246,712
=======================================================================
    Total Money Market Funds (Cost
      $14,493,424)                                           14,493,424
=======================================================================
TOTAL INVESTMENTS-100.76% (Cost $143,644,078)               149,784,578
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.76%)                        (1,134,470)
=======================================================================
NET ASSETS-100.00%                                         $148,650,108
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1F and Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $129,150,654)                                  $135,291,154
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $14,493,424)                               14,493,424
=============================================================
    Total investments (cost $143,644,078)         149,784,578
=============================================================
Cash                                                  878,390
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,901,421
-------------------------------------------------------------
  Fund shares sold                                     22,823
-------------------------------------------------------------
  Dividends                                            59,109
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 29,739
-------------------------------------------------------------
Other assets                                           16,003
=============================================================
    Total assets                                  152,692,063
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,570,057
-------------------------------------------------------------
  Investments purchased from affiliates               123,680
-------------------------------------------------------------
  Fund shares reacquired                               66,835
-------------------------------------------------------------
  Options written, at market value (premiums
    received $74,102)                                  46,395
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              34,791
-------------------------------------------------------------
Accrued administrative services fees                  171,531
-------------------------------------------------------------
Accrued distribution fees-Series II                     3,655
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                123
-------------------------------------------------------------
Accrued transfer agent fees                               927
-------------------------------------------------------------
Accrued operating expenses                             23,961
=============================================================
    Total liabilities                               4,041,955
=============================================================
Net assets applicable to shares outstanding      $148,650,108
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $168,337,484
-------------------------------------------------------------
  Undistributed net investment income (loss)         (229,985)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and option contracts    (25,625,598)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and option contracts                 6,168,207
=============================================================
                                                 $148,650,108
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $142,353,513
_____________________________________________________________
=============================================================
Series II                                        $  6,296,595
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           12,076,950
_____________________________________________________________
=============================================================
Series II                                             538,310
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.79
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.70
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends                                        $    491,034
-------------------------------------------------------------
Dividends from affiliated money market funds          138,535
=============================================================
    Total investment income                           629,569
=============================================================

EXPENSES:

Advisory fees                                         593,828
-------------------------------------------------------------
Administrative services fees                          199,579
-------------------------------------------------------------
Custodian fees                                         18,412
-------------------------------------------------------------
Distribution fees-Series II                             7,048
-------------------------------------------------------------
Transfer agent fees                                     7,458
-------------------------------------------------------------
Trustees' and officer's fees and benefits               8,658
-------------------------------------------------------------
Other                                                  26,644
=============================================================
  Total expenses                                      861,627
=============================================================
Less: Fees waived and expense offset
  arrangement                                         (38,526)
=============================================================
  Net expenses                                        823,101
=============================================================
Net investment income (loss)                         (193,532)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of $671,644)     13,558,020
-------------------------------------------------------------
  Option contracts written                            147,433
=============================================================
                                                   13,705,453
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (14,582,676)
-------------------------------------------------------------
  Option contracts written                             52,092
=============================================================
                                                  (14,530,584)
=============================================================
Net gain (loss) from investment securities and
  option contracts                                   (825,131)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $ (1,018,663)
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (193,532)   $ (1,036,585)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   13,705,453      28,554,370
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (14,530,584)    (11,078,280)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (1,018,663)     16,439,505
==========================================================================================
Share transactions-net:
  Series I                                                     (10,701,308)     (6,191,332)
------------------------------------------------------------------------------------------
  Series II                                                      1,050,923       1,886,916
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (9,650,385)     (4,304,416)
==========================================================================================
    Net increase (decrease) in net assets                      (10,669,048)     12,135,089
==========================================================================================

NET ASSETS:

  Beginning of period                                          159,319,156     147,184,067
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(229,985) and $(36,453), respectively)  $148,650,108    $159,319,156
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair

                        AIM V.I. AGGRESSIVE GROWTH FUND
     value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.80%
--------------------------------------------------------------------
Over $150 million                                             0.625%
____________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.75%
--------------------------------------------------------------------
Next $4.85 billion                                            0.625%
--------------------------------------------------------------------
Next $5 billion                                               0.60%
--------------------------------------------------------------------
Over $10 billion                                              0.575%
____________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual
                        AIM V.I. AGGRESSIVE GROWTH FUND
fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $38,364.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $174,784 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $7,458.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $7,048.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE       PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND               12/31/04          AT COST        FROM SALES      (DEPRECIATION)      06/30/05         INCOME       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 6,960,012      $31,239,778     $(30,953,078)        $   --         $ 7,246,712      $ 68,921        $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             6,960,012       31,239,778      (30,953,078)            --           7,246,712        69,614            --
=================================================================================================================================
  Total           $13,920,024      $62,479,556     $(61,906,156)        $   --         $14,493,424      $138,535        $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $841,179 and sales of $2,086,321, which resulted in net realized gains of $671,644.
                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $162.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,260 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of period                                             1,260      $ 131,528
------------------------------------------------------------------------------------
Written                                                         1,788        240,715
------------------------------------------------------------------------------------
Closed                                                           (750)      (128,653)
------------------------------------------------------------------------------------
Expired                                                        (1,593)      (169,488)
====================================================================================
End of period                                                     705      $  74,102
____________________________________________________________________________________
====================================================================================

                                            OPEN CALL OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------------
                                                     CONTRACT    STRIKE    NUMBER OF    PREMIUMS    MARKET VALUE     UNREALIZED
                                                      MONTH      PRICE     CONTRACTS    RECEIVED      06/30/05      APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.                          Aug-05     $22.5        108       $10,651       $ 9,720         $   931
--------------------------------------------------------------------------------------------------------------------------------
ENSCO International Inc.                              Sep-05      40.0        455        55,239        29,575          25,664
--------------------------------------------------------------------------------------------------------------------------------
Todco-Class A                                         Sep-05      30.0        142         8,212         7,100           1,112
================================================================================================================================
Total outstanding options written                                             705       $74,102       $46,395         $27,707
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                   CAPITAL
                                                                    LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 9,141,648
-----------------------------------------------------------------------------
December 31, 2010                                                 29,039,052
-----------------------------------------------------------------------------
December 31, 2011                                                    129,140
=============================================================================
Total capital loss carryforward                                  $38,309,840
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $146,650,404 and $156,440,567, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $10,612,659
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (4,902,886)
===============================================================================
Net unrealized appreciation of investment securities               $ 5,709,773
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $144,074,805.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 11--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2005               DECEMBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,090,859    $ 35,645,569     2,271,088    $ 24,883,290
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      190,372       2,172,091       206,842       2,213,893
======================================================================================================================
Reacquired:
  Series I                                                    (4,027,144)    (46,346,877)   (2,891,694)    (31,074,622)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (98,260)     (1,121,168)      (30,232)       (326,977)
======================================================================================================================
                                                                (844,173)   $ (9,650,385)     (443,996)   $ (4,304,416)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 89% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          SERIES I
                                ---------------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                      YEAR ENDED DECEMBER 31,
                                 JUNE 30,            ------------------------------------------------------------------------
                                   2005                2004             2003            2002           2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  11.84            $  10.59         $    8.36       $  10.81       $   14.62       $  14.25
-----------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)      (0.02)              (0.07)(a)         (0.08)(a)      (0.08)          (0.10)(a)      (0.10)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 (0.03)               1.32              2.31          (2.37)          (3.71)          0.47
=============================================================================================================================
    Total from investment
      operations                    (0.05)               1.25              2.23          (2.45)          (3.81)          0.37
=============================================================================================================================
Net asset value, end of period   $  11.79            $  11.84         $   10.59       $   8.36       $   10.81       $  14.62
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                     (0.42)%             11.80%            26.67%        (22.66)%        (26.06)%         2.60%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $142,354            $154,070         $ 144,341       $103,611       $ 121,889       $103,181
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average
  net assets                         1.10%(c)(d)         1.16%             1.15%          1.16%           1.21%          1.16%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income
  (loss) to average net assets      (0.25)%(c)          (0.68)%           (0.83)%        (0.87)%         (0.88)%        (0.59)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)            105%                148%               90%            85%             90%            65%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Ratios are annualized and based on average daily net assets of $144,002,387.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements were 1.15% (annualized) and 1.26% for the six months ended June 30, 2005 and year ended December 31, 2000, respectively.
(e)  Not annualized for periods less than one year.

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                                                      SERIES II
                                                              ---------------------------------------------------------
                                                                                                         MARCH 26, 2002
                                                              SIX MONTHS             YEAR ENDED           (DATE SALES
                                                                ENDED               DECEMBER 31,         COMMENCED) TO
                                                               JUNE 30,          ------------------       DECEMBER 31,
                                                                 2005             2004        2003            2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.76           $10.55      $ 8.35         $ 10.70
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)           (0.10)(a)   (0.10)(a)       (0.10)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.03)            1.31        2.30           (2.25)
=======================================================================================================================
    Total from investment operations                             (0.06)            1.21        2.20           (2.35)
=======================================================================================================================
Net asset value, end of period                                  $11.70           $11.76      $10.55         $  8.35
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  (0.51)%          11.47%      26.35%         (21.96)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $6,297           $5,249      $2,843         $   436
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                           1.35%(c)(d)      1.41%       1.40%           1.32%(d)(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.50)%(c)       (0.93)%     (1.08)%        (1.03)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         105%             148%         90%             85%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Ratios are annualized and based on average daily net assets of $5,684,908.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements were 1.40% (annualized) and 1.41% for the six months ended June 30, 2005 and year ended December 31, 2002, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are
                        AIM V.I. AGGRESSIVE GROWTH FUND
unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                        AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.09%

AEROSPACE & DEFENSE-1.96%

Lockheed Martin Corp.                              13,900   $    901,693
------------------------------------------------------------------------
United Technologies Corp.                          29,300      1,504,555
========================================================================
                                                               2,406,248
========================================================================

AIR FREIGHT & LOGISTICS-0.71%

FedEx Corp.                                        10,800        874,908
========================================================================

ALUMINUM-0.36%

Alcoa Inc.                                         17,000        444,210
========================================================================

APPLICATION SOFTWARE-1.08%

Amdocs Ltd. (United Kingdom)(a)                    50,200      1,326,786
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.75%

Franklin Resources, Inc.                           11,900        916,062
========================================================================

BIOTECHNOLOGY-2.03%

Amgen Inc.(a)                                      25,800      1,559,868
------------------------------------------------------------------------
Genentech, Inc.(a)                                 11,700        939,276
========================================================================
                                                               2,499,144
========================================================================

COMMUNICATIONS EQUIPMENT-3.51%

Cisco Systems, Inc.(a)                            125,700      2,402,127
------------------------------------------------------------------------
QUALCOMM Inc.                                      58,000      1,914,580
========================================================================
                                                               4,316,707
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.86%

Best Buy Co., Inc.                                 15,500      1,062,525
========================================================================

COMPUTER HARDWARE-2.16%

Dell Inc.(a)                                       67,300      2,659,023
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.52%

EMC Corp.(a)                                      136,500      1,871,415
========================================================================

CONSUMER FINANCE-2.41%

American Express Co.                               31,700      1,687,391
------------------------------------------------------------------------
SLM Corp.                                          25,200      1,280,160
========================================================================
                                                               2,967,551
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.74%

Automatic Data Processing, Inc.                    21,800        914,946
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

DEPARTMENT STORES-2.14%

J.C. Penney Co., Inc.                              21,700   $  1,140,986
------------------------------------------------------------------------
Nordstrom, Inc.                                    21,900      1,488,543
========================================================================
                                                               2,629,529
========================================================================

DIVERSIFIED BANKS-2.34%

Bank of America Corp.                              40,700      1,856,327
------------------------------------------------------------------------
Wells Fargo & Co.                                  16,600      1,022,228
========================================================================
                                                               2,878,555
========================================================================

DIVERSIFIED CHEMICALS-0.90%

Dow Chemical Co. (The)                             24,900      1,108,797
========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.76%

Cendant Corp.                                      42,000        939,540
========================================================================

DRUG RETAIL-0.51%

CVS Corp.                                          21,700        630,819
========================================================================

ELECTRIC UTILITIES-1.03%

FPL Group, Inc.                                    30,000      1,261,800
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.44%

Cooper Industries, Ltd.-Class A (Bermuda)           8,400        536,760
========================================================================

FOOTWEAR-1.25%

NIKE, Inc.-Class B                                 17,700      1,532,820
========================================================================

HEALTH CARE EQUIPMENT-3.92%

Bard (C.R.), Inc.                                   9,300        618,543
------------------------------------------------------------------------
Becton, Dickinson & Co.                            11,700        613,899
------------------------------------------------------------------------
Medtronic, Inc.                                    25,900      1,341,361
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    18,500        690,605
------------------------------------------------------------------------
Waters Corp.(a)                                    19,900        739,683
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           10,800        822,636
========================================================================
                                                               4,826,727
========================================================================

HEALTH CARE FACILITIES-0.77%

HCA Inc.                                           16,800        952,056
========================================================================

HEALTH CARE SERVICES-0.77%

Express Scripts, Inc.(a)                           19,000        949,620
========================================================================

HEALTH CARE SUPPLIES-0.75%

Alcon, Inc. (Switzerland)                           8,400        918,540
========================================================================

HOME IMPROVEMENT RETAIL-1.79%

Home Depot, Inc. (The)                             56,700      2,205,630
========================================================================

                            AIM V.I. BLUE CHIP FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HOMEFURNISHING RETAIL-0.61%

Bed Bath & Beyond Inc.(a)                          18,000   $    752,040
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.67%

Carnival Corp. (Panama)(b)                         15,000        818,250
========================================================================

HOUSEHOLD PRODUCTS-2.50%

Clorox Co. (The)                                   12,300        685,356
------------------------------------------------------------------------
Procter & Gamble Co. (The)                         45,200      2,384,300
========================================================================
                                                               3,069,656
========================================================================

HOUSEWARES & SPECIALTIES-0.95%

Fortune Brands, Inc.                               13,200      1,172,160
========================================================================

HYPERMARKETS & SUPER CENTERS-1.95%

Wal-Mart Stores, Inc.                              49,800      2,400,360
========================================================================

INDUSTRIAL CONGLOMERATES-4.46%

General Electric Co.                              102,600      3,555,090
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  66,000      1,927,200
========================================================================
                                                               5,482,290
========================================================================

INDUSTRIAL GASES-0.54%

Air Products & Chemicals, Inc.                     11,100        669,330
========================================================================

INDUSTRIAL MACHINERY-1.00%

Danaher Corp.                                      23,600      1,235,224
========================================================================

INTEGRATED OIL & GAS-3.93%

Exxon Mobil Corp.                                  84,000      4,827,480
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.74%

SBC Communications Inc.                            38,500        914,375
========================================================================

INTERNET RETAIL-0.27%

eBay Inc.(a)                                       10,200        336,702
========================================================================

INTERNET SOFTWARE & SERVICES-1.60%

VeriSign, Inc.(a)                                  31,100        894,436
------------------------------------------------------------------------
Yahoo! Inc.(a)                                     30,800      1,067,220
========================================================================
                                                               1,961,656
========================================================================

INVESTMENT BANKING & BROKERAGE-3.22%

Goldman Sachs Group, Inc. (The)                    21,500      2,193,430
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          32,000      1,760,320
========================================================================
                                                               3,953,750
========================================================================

IT CONSULTING & OTHER SERVICES-0.74%

Accenture Ltd.-Class A (Bermuda)(a)                40,000        906,800
========================================================================

MANAGED HEALTH CARE-3.34%

UnitedHealth Group Inc.                            50,400      2,627,856
------------------------------------------------------------------------
WellPoint, Inc.(a)                                 21,200      1,476,368
========================================================================
                                                               4,104,224
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.95%

Walt Disney Co. (The)                              46,500   $  1,170,870
========================================================================

MULTI-LINE INSURANCE-1.40%

Genworth Financial Inc.-Class A                    32,900        994,567
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       9,700        725,366
========================================================================
                                                               1,719,933
========================================================================

MULTI-UTILITIES-0.82%

Dominion Resources, Inc.                           13,700      1,005,443
========================================================================

OIL & GAS DRILLING-1.36%

ENSCO International Inc.                           22,500        804,375
------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)               21,400        873,120
========================================================================
                                                               1,677,495
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.11%

BJ Services Co.(c)                                 20,400      1,070,592
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    20,000      1,518,800
========================================================================
                                                               2,589,392
========================================================================

OIL & GAS REFINING & MARKETING-0.81%

Valero Energy Corp.                                12,600        996,786
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.79%

Citigroup Inc.                                     68,600      3,171,378
------------------------------------------------------------------------
JPMorgan Chase & Co.                               42,100      1,486,972
========================================================================
                                                               4,658,350
========================================================================

PERSONAL PRODUCTS-1.22%

Gillette Co. (The)                                 29,600      1,498,648
========================================================================

PHARMACEUTICALS-7.08%

Allergan, Inc.                                     10,500        895,020
------------------------------------------------------------------------
Johnson & Johnson                                  59,200      3,848,000
------------------------------------------------------------------------
Pfizer Inc.                                        76,000      2,096,080
------------------------------------------------------------------------
Roche Holding A.G. (Switzerland)(d)                 5,000        630,787
------------------------------------------------------------------------
Wyeth                                              27,700      1,232,650
========================================================================
                                                               8,702,537
========================================================================

PROPERTY & CASUALTY INSURANCE-1.10%

Allstate Corp. (The)                               22,700      1,356,325
========================================================================

RAILROADS-1.12%

Burlington Northern Santa Fe Corp.                 11,900        560,252
------------------------------------------------------------------------
Canadian National Railway Co. (Canada)             14,100        812,865
========================================================================
                                                               1,373,117
========================================================================

RESTAURANTS-0.66%

Starbucks Corp.(a)                                 15,700        811,062
========================================================================

                            AIM V.I. BLUE CHIP FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-0.76%

KLA-Tencor Corp.                                   21,300   $    930,810
========================================================================

SEMICONDUCTORS-4.39%

Analog Devices, Inc.                               25,100        936,481
------------------------------------------------------------------------
Intel Corp.                                        80,900      2,108,254
------------------------------------------------------------------------
Linear Technology Corp.                            24,100        884,229
------------------------------------------------------------------------
Microchip Technology Inc.                          16,200        479,844
------------------------------------------------------------------------
Xilinx, Inc.                                       38,600        984,300
========================================================================
                                                               5,393,108
========================================================================

SOFT DRINKS-0.78%

PepsiCo, Inc.                                      17,800        959,954
========================================================================

SPECIALTY STORES-0.49%

Staples, Inc.                                      28,350        604,422
========================================================================

STEEL-0.33%

United States Steel Corp.                          11,900        409,003
========================================================================

SYSTEMS SOFTWARE-5.21%

Microsoft Corp.                                   125,100      3,107,484
------------------------------------------------------------------------
Oracle Corp.(a)                                   173,800      2,294,160
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

Symantec Corp.(a)                                  46,500   $  1,010,910
========================================================================
                                                               6,412,554
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.73%

Vodafone Group PLC-ADR (United Kingdom)            37,100        902,272
========================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $105,026,703)                            119,407,096
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.20%

2.96%, 09/15/05 (Cost $248,438)(e)(f)          $250,000(g)       248,405
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.96%

Liquid Assets Portfolio-Institutional
  Class(h)                                      1,204,799      1,204,799
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)     1,204,799      1,204,799
========================================================================
    Total Money Market Funds (Cost
      $2,409,598)                                              2,409,598
========================================================================
TOTAL INVESTMENTS-99.25% (Cost $107,684,739)                 122,065,099
========================================================================
OTHER ASSETS LESS LIABILITIES-0.75%                              923,231
========================================================================
NET ASSETS-100.00%                                          $122,988,330
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Each unit represents one common share and one trust share.
(c) A portion of this security is subject to call options written. See Note 1H and Note 7.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at June 30, 2005 represented 0.52% of the Fund's Total Investments. See Note 1A.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at June 30, 2005 represented 0.20% of the Fund's Total Investments. See Note 1A.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 8.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $105,275,141)                                  $119,655,501
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,409,598)                                 2,409,598
=============================================================
     Total investments (cost $107,684,739)        122,065,099
=============================================================
Receivables for:
  Investments sold                                    990,935
-------------------------------------------------------------
  Fund shares sold                                     23,439
-------------------------------------------------------------
  Dividends                                           101,591
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 21,155
=============================================================
     Total assets                                 123,202,219
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                5,890
-------------------------------------------------------------
  Options written, at market value (premiums
     received $7,839)                                   3,015
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             24,895
-------------------------------------------------------------
  Variation margin                                     11,100
-------------------------------------------------------------
Accrued administrative services fees                  149,819
-------------------------------------------------------------
Accrued distribution fees-Series II                       861
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                121
-------------------------------------------------------------
Accrued transfer agent fees                                20
-------------------------------------------------------------
Accrued operating expenses                             18,168
=============================================================
     Total liabilities                                213,889
=============================================================
Net assets applicable to shares outstanding      $122,988,330
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $133,190,972
-------------------------------------------------------------
Undistributed net investment income                   936,048
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts          (25,500,010)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts and option
  contracts                                        14,361,320
=============================================================
                                                 $122,988,330
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $121,622,443
_____________________________________________________________
=============================================================
Series II                                        $  1,365,887
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           18,211,737
_____________________________________________________________
=============================================================
Series II                                             206,143
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.68
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.63
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,045)                                         $   870,728
-------------------------------------------------------------
Dividends from affiliated money market funds           27,524
-------------------------------------------------------------
Interest                                                2,871
=============================================================
    Total investment income                           901,123
=============================================================

EXPENSES:

Advisory fees                                         469,976
-------------------------------------------------------------
Administrative services fees                          174,685
-------------------------------------------------------------
Custodian fees                                         13,437
-------------------------------------------------------------
Distribution fees-Series II                             1,742
-------------------------------------------------------------
Transfer agent fees                                     3,957
-------------------------------------------------------------
Trustees' and officer's fees and benefits               8,343
-------------------------------------------------------------
Other                                                  30,944
=============================================================
    Total expenses                                    703,084
=============================================================
Less: Fees waived                                     (34,728)
=============================================================
    Net expenses                                      668,356
=============================================================
Net investment income                                 232,767
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                               692,413
-------------------------------------------------------------
  Foreign currencies                                    4,771
-------------------------------------------------------------
  Futures contracts                                     8,348
-------------------------------------------------------------
  Option contracts written                             88,509
=============================================================
                                                      794,041
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (4,598,567)
-------------------------------------------------------------
  Futures contracts                                   (57,013)
-------------------------------------------------------------
  Option contracts written                              4,824
=============================================================
                                                   (4,650,756)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                 (3,856,715)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                 $(3,623,948)
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    232,767    $    724,655
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts             794,041         817,453
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts and option
    contracts                                                   (4,650,756)      4,015,557
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (3,623,948)      5,557,665
==========================================================================================
Distributions to shareholders from net investment
  income-Series I                                                       --        (134,718)
==========================================================================================
Share transactions-net:
  Series I                                                      (6,482,236)      3,778,955
------------------------------------------------------------------------------------------
  Series II                                                        (55,581)        104,980
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (6,537,817)      3,883,935
==========================================================================================
    Net increase (decrease) in net assets                      (10,161,765)      9,306,882
==========================================================================================

NET ASSETS:

  Beginning of period                                          133,150,095     123,843,213
==========================================================================================
  End of period (including undistributed net investment
    income of $936,048 and $703,281, respectively)            $122,988,330    $133,150,095
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair

                            AIM V.I. BLUE CHIP FUND
     value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                            AIM V.I. BLUE CHIP FUND

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $350 million                                              0.75%
----------------------------------------------------------------------
Over $350 million                                               0.625%
______________________________________________________________________
======================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $250 million                                               0.67%
----------------------------------------------------------------------
Next $500 million                                               0.645%
----------------------------------------------------------------------
Next $1.5 billion                                               0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                               0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                0.52%
______________________________________________________________________
======================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM and/or the distributor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below) of Series I to 1.30% and Series II to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Neither AIM or the distributor waived fees and/or reimbursed expenses during the period under the expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $34,728.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $149,890 for services provided by insurance companies.

                            AIM V.I. BLUE CHIP FUND

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $3,957.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $1,742.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

                                                                         UNREALIZED                                     REALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND        GAIN
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME        (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,849,475       $ 6,972,318       $ (8,616,994)         $   --         $1,204,799       $13,682       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,849,475         6,972,318         (8,616,994)             --          1,204,799        13,842           --
==================================================================================================================================
  Total           $5,698,950       $13,944,636       $(17,233,988)         $   --         $2,409,598       $27,524       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $576,916 and sales of $0.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,216 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

                            AIM V.I. BLUE CHIP FUND

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                                --      $     --
-----------------------------------------------------------------------------------
Written                                                         1,562       150,205
-----------------------------------------------------------------------------------
Closed                                                           (618)      (50,729)
-----------------------------------------------------------------------------------
Exercised                                                        (439)      (48,787)
-----------------------------------------------------------------------------------
Expired                                                          (438)      (42,850)
===================================================================================
End of period                                                      67      $  7,839
___________________________________________________________________________________
===================================================================================

                                            OPEN CALL OPTIONS WRITTEN AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------------
                                                    CONTRACT    STRIKE    NUMBER OF    PREMIUMS    MARKET VALUE     UNREALIZED
                                                     MONTH      PRICE     CONTRACTS    RECEIVED      06/30/05      APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                      Jul-05      $55         67         $7,839        $3,015          $4,824
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 8--FUTURES CONTRACTS

On June 30, 2005, $112,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       VALUE       DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                     6        Sep-05/Long    $1,793,250      $(23,864)
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                            AIM V.I. BLUE CHIP FUND

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
--------------------------------------------------------------------------------
December 31, 2008                                                $    14,647
--------------------------------------------------------------------------------
December 31, 2009                                                  5,392,628
--------------------------------------------------------------------------------
December 31, 2010                                                 11,780,141
--------------------------------------------------------------------------------
December 31, 2011                                                  3,544,700
================================================================================
Total capital loss carryforward                                  $20,732,116
________________________________________________________________________________
================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $32,277,120 and $37,690,717, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    14,968,669
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (4,596,120)
===============================================================================
Net unrealized appreciation of investment securities           $    10,372,549
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $111,692,550.

NOTE 11--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2005               DECEMBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     4,583,049    $ 30,842,059     5,292,562    $ 34,996,471
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      161,648       1,082,778        45,425         299,097
======================================================================================================================
Issued as reinvestment of dividends-Series I                          --              --        19,754         134,718
======================================================================================================================
Reacquired:
  Series I                                                    (5,547,379)    (37,324,295)   (4,776,958)    (31,352,234)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (169,978)     (1,138,359)      (29,772)       (194,117)
======================================================================================================================
                                                                (972,660)   $ (6,537,817)      551,011    $  3,883,935
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 92% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                            AIM V.I. BLUE CHIP FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               SERIES I
                                          ----------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                YEAR ENDED DECEMBER 31,
                                          JUNE 30,            --------------------------------------------------------------
                                            2005                2004           2003          2002          2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   6.87           $   6.57       $   5.25       $  7.11       $  9.18    $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 0.01               0.04(a)        0.01(b)      (0.00)(b)     (0.01)      0.02(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (0.20)              0.27           1.31         (1.86)        (2.06)     (0.84)
============================================================================================================================
    Total from investment operations          (0.19)              0.31           1.32         (1.86)        (2.07)     (0.82)
============================================================================================================================
Less dividends from net investment
  income                                         --              (0.01)            --            --            --         --
============================================================================================================================
Net asset value, end of period             $   6.68           $   6.87       $   6.57       $  5.25       $  7.11    $  9.18
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                               (2.77)%             4.67%         25.14%       (26.16)%      (22.54)%    (8.18)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $121,622           $131,687       $122,543       $65,490       $60,129    $29,787
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets        1.06%(d)(e)        1.11%          1.13%         1.18%         1.26%      1.31%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           0.38%(d)           0.56%(a)       0.14%        (0.03)%       (0.17)%     0.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                       26%                38%            24%           38%           19%        15%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.02 and 0.22%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $124,960,159.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.12% and 2.13% (annualized) for the period ended June 30, 2005 and for the year ended December 31, 2000, respectively.
(f)  Not annualized for periods less than one year.

                            AIM V.I. BLUE CHIP FUND



                                                                                      SERIES II
                                                              ----------------------------------------------------------
                                                                                                            MARCH 13,
                                                                                                              2002
                                                                                                            (DATE SALES
                                                              SIX MONTHS          YEAR ENDED DECEMBER       COMMENCED)
                                                               ENDED                      31,                  TO
                                                              JUNE 30,            -------------------       DECEMBER 31,
                                                                2005               2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 6.82            $ 6.54       $ 5.24         $  7.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01              0.02(a)     (0.01)(b)       (0.01)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.20)             0.26         1.31           (1.75)
========================================================================================================================
    Total from investment operations                             (0.19)             0.28         1.30           (1.76)
========================================================================================================================
Net asset value, end of period                                  $ 6.63            $ 6.82       $ 6.54         $  5.24
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  (2.79)%            4.28%       24.81%         (25.14)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,366            $1,463       $1,301         $   273
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.31%(d)(e)       1.36%        1.38%           1.43%(f)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.13%(d)          0.31%(a)    (0.11)%         (0.28)%(f)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(g)                                          26%               38%          24%             38%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income
     (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.00 and (0.03)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $1,405,433.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.37% for the period ended June 30, 2005.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker ("TAIT") was the Fund's independent registered public accounting firm for the reporting period. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be

                            AIM V.I. BLUE CHIP FUND
distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec.. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                            AIM V.I. BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                            MARKET
                                               SHARES       VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.47%

ADVERTISING-1.15%

Omnicom Group Inc.                             49,000    $  3,913,140
=====================================================================

AEROSPACE & DEFENSE-1.03%

Boeing Co. (The)                               53,000       3,498,000
=====================================================================

AIR FREIGHT & LOGISTICS-0.41%

FedEx Corp.                                    17,000       1,377,170
=====================================================================

APPAREL RETAIL-1.06%

Chico's FAS, Inc.(a)                           105,000      3,599,400
=====================================================================

APPLICATION SOFTWARE-1.75%

Amdocs Ltd. (United Kingdom)(a)                225,000      5,946,750
=====================================================================

BIOTECHNOLOGY-1.49%

Gilead Sciences, Inc.(a)                       115,000      5,058,850
=====================================================================

BROADCASTING & CABLE TV-0.95%

XM Satellite Radio Holdings Inc.-Class A(a)    96,000       3,231,360
=====================================================================

CASINOS & GAMING-0.93%

Las Vegas Sands Corp.(a)                       88,000       3,146,000
=====================================================================

COMMUNICATIONS EQUIPMENT-4.52%

Cisco Systems, Inc.(a)                         265,000      5,064,150
---------------------------------------------------------------------
QUALCOMM Inc.                                  205,000      6,767,050
---------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)(b)         48,000       3,540,000
=====================================================================
                                                           15,371,200
=====================================================================

COMPUTER & ELECTRONICS RETAIL-0.65%

Best Buy Co., Inc.                             32,000       2,193,600
=====================================================================

COMPUTER HARDWARE-4.99%

Apple Computer, Inc.(a)                        150,000      5,521,500
---------------------------------------------------------------------
Dell Inc.(a)                                   290,000     11,457,900
=====================================================================
                                                           16,979,400
=====================================================================

COMPUTER STORAGE & PERIPHERALS-2.78%

EMC Corp.(a)                                   425,000      5,826,750
---------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)         56,000       3,630,480
=====================================================================
                                                            9,457,230
=====================================================================

CONSUMER FINANCE-1.39%

American Express Co.                           65,000       3,459,950
---------------------------------------------------------------------
SLM Corp.                                      25,000       1,270,000
=====================================================================
                                                            4,729,950
=====================================================================

                                                            MARKET
                                               SHARES       VALUE
---------------------------------------------------------------------


DATA PROCESSING & OUTSOURCED SERVICES-1.14%

Alliance Data Systems Corp.(a)                 96,000    $  3,893,760
=====================================================================

DEPARTMENT STORES-4.04%

Federated Department Stores, Inc.              36,000       2,638,080
---------------------------------------------------------------------
J.C. Penney Co., Inc.                          95,000       4,995,100
---------------------------------------------------------------------
Nordstrom, Inc.                                90,000       6,117,300
=====================================================================
                                                           13,750,480
=====================================================================

DISTILLERS & VINTNERS-0.78%

Constellation Brands, Inc.-Class A(a)          90,000       2,655,000
=====================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.05%

Cendant Corp.                                  160,000      3,579,200
=====================================================================

DRUG RETAIL-0.68%

CVS Corp.                                      80,000       2,325,600
=====================================================================

FOOTWEAR-1.55%

NIKE, Inc.-Class B                             61,000       5,282,600
=====================================================================

GENERAL MERCHANDISE STORES-1.54%

Target Corp.                                   96,000       5,223,360
=====================================================================

HEALTH CARE EQUIPMENT-2.23%

Bard (C.R.), Inc.                              40,000       2,660,400
---------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                      20,000       1,200,000
---------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                50,000       1,866,500
---------------------------------------------------------------------
Waters Corp.(a)                                50,000       1,858,500
=====================================================================
                                                            7,585,400
=====================================================================

HEALTH CARE FACILITIES-1.75%

HCA Inc.                                       105,000      5,950,350
=====================================================================

HEALTH CARE SERVICES-1.13%

Caremark Rx, Inc.(a)                           86,000       3,828,720
=====================================================================

HEALTH CARE SUPPLIES-1.70%

Alcon, Inc. (Switzerland)                      53,000       5,795,550
=====================================================================

HOME IMPROVEMENT RETAIL-1.03%

Home Depot, Inc. (The)                         90,000       3,501,000
=====================================================================

HOMEBUILDING-0.88%

D.R. Horton, Inc.                              80,000       3,008,800
=====================================================================

HOTELS, RESORTS & CRUISE LINES-1.16%

Hilton Hotels Corp.                            165,000      3,935,250
=====================================================================

                              AIM V.I. GROWTH FUND


                                                            MARKET
                                               SHARES       VALUE
---------------------------------------------------------------------

HOUSEHOLD PRODUCTS-0.92%

Clorox Co. (The)                               56,000    $  3,120,320
=====================================================================

HOUSEWARES & SPECIALTIES-1.49%

Fortune Brands, Inc.                           57,000       5,061,600
=====================================================================

INDUSTRIAL CONGLOMERATES-4.36%

Tyco International Ltd. (Bermuda)              425,000     12,410,000
---------------------------------------------------------------------
Textron Inc.                                   32,000       2,427,200
=====================================================================
                                                           14,837,200
=====================================================================

INDUSTRIAL MACHINERY-0.75%

Danaher Corp.                                  49,000       2,564,660
=====================================================================

INTEGRATED OIL & GAS-1.22%

ConocoPhillips                                 72,000       4,139,280
=====================================================================

INTERNET RETAIL-0.66%

eBay Inc.(a)                                   68,000       2,244,680
=====================================================================

INTERNET SOFTWARE & SERVICES-5.25%

Google Inc.-Class A(a)                         21,500       6,324,225
---------------------------------------------------------------------
VeriSign, Inc.(a)                              160,000      4,601,600
---------------------------------------------------------------------
Yahoo! Inc.(a)                                 200,000      6,930,000
=====================================================================
                                                           17,855,825
=====================================================================

INVESTMENT BANKING & BROKERAGE-4.53%

Goldman Sachs Group, Inc. (The)                85,000       8,671,700
---------------------------------------------------------------------
Lehman Brothers Holdings Inc.                  40,000       3,971,200
---------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      50,000       2,750,500
=====================================================================
                                                           15,393,400
=====================================================================

IT CONSULTING & OTHER SERVICES-0.87%

Accenture Ltd.-Class A (Bermuda)(a)            130,100      2,949,367
=====================================================================

MANAGED HEALTH CARE-6.06%

Aetna Inc.(b)                                  120,000      9,938,400
---------------------------------------------------------------------
UnitedHealth Group Inc.                        130,000      6,778,200
---------------------------------------------------------------------
WellPoint, Inc.(a)                             56,000       3,899,840
=====================================================================
                                                           20,616,440
=====================================================================

MOVIES & ENTERTAINMENT-1.74%

Pixar(a)                                       25,000       1,251,250
---------------------------------------------------------------------
Walt Disney Co. (The)                          185,000      4,658,300
=====================================================================
                                                            5,909,550
=====================================================================

MULTI-LINE INSURANCE-0.81%

Hartford Financial Services Group, Inc. (The)  37,000       2,766,860
=====================================================================

                                                            MARKET
                                               SHARES       VALUE
---------------------------------------------------------------------


OIL & GAS EQUIPMENT & SERVICES-2.66%

BJ Services Co.                                100,000   $  5,248,000
---------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                 80,000       3,803,200
=====================================================================
                                                            9,051,200
=====================================================================

OIL & GAS REFINING & MARKETING-1.51%

Valero Energy Corp.                            65,000       5,142,150
=====================================================================

PERSONAL PRODUCTS-1.94%

Gillette Co. (The)                             130,000      6,581,900
=====================================================================

PHARMACEUTICALS-5.00%

Johnson & Johnson                              135,000      8,775,000
---------------------------------------------------------------------
Sepracor Inc.(a)                               76,000       4,560,760
---------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                     112,000      3,673,600
=====================================================================
                                                           17,009,360
=====================================================================

RESTAURANTS-0.84%

Yum! Brands, Inc.                              55,000       2,864,400
=====================================================================

SEMICONDUCTORS-6.59%

Analog Devices, Inc.                           225,000      8,394,750
---------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)     60,000       2,282,400
---------------------------------------------------------------------
Microchip Technology Inc.                      155,000      4,591,100
---------------------------------------------------------------------
National Semiconductor Corp.                   325,000      7,159,750
=====================================================================
                                                           22,428,000
=====================================================================

SPECIALIZED FINANCE-1.22%

Chicago Mercantile Exchange Holdings Inc.      14,000       4,137,000
=====================================================================

SPECIALTY CHEMICALS-1.00%

Ecolab Inc.                                    105,000      3,397,800
=====================================================================

SPECIALTY STORES-0.67%

Office Depot, Inc.(a)                          100,000      2,284,000
=====================================================================

STEEL-0.67%

Nucor Corp.                                    50,000       2,281,000
=====================================================================

SYSTEMS SOFTWARE-4.95%

Microsoft Corp.                                105,000      2,608,200
---------------------------------------------------------------------
Oracle Corp.(a)                                560,000      7,392,000
---------------------------------------------------------------------
VERITAS Software Corp.(a)                      280,000      6,832,000
=====================================================================
                                                           16,832,200
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $269,557,950)                       338,285,312
_____________________________________________________________________
=====================================================================

                              AIM V.I. GROWTH FUND


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION   MARKET
                                               CONTRACTS   PRICE        DATE        VALUE
------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED-0.01%

Research in Motion Ltd. (Canada)
  (Communications Equipment) (Cost $123,029)      480        $70        Jul-05     $49,200
__________________________________________________________________________________________
==========================================================================================


                                               SHARES
---------------------------------------------------------------------
MONEY MARKET FUNDS-0.51%

Liquid Assets Portfolio-Institutional
  Class(c)                                     863,543        863,543
---------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    863,543        863,543
=====================================================================
    Total Money Market Funds (Cost
      $1,727,086)                                           1,727,086
=====================================================================
TOTAL INVESTMENTS-99.99% (Cost $271,408,065)              340,061,598
=====================================================================
OTHER ASSETS LESS LIABILITIES-0.01%                            27,653
=====================================================================
NET ASSETS-100.00%                                       $340,089,251
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1H and Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $269,680,979)                                 $ 338,334,512
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,727,086)                                 1,727,086
=============================================================
    Total investments (cost $271,408,065)         340,061,598
=============================================================
Foreign currencies, at market value (cost
  $123)                                                   142
-------------------------------------------------------------
Receivables for:
  Investments sold                                  2,874,633
-------------------------------------------------------------
  Fund shares sold                                     18,257
-------------------------------------------------------------
  Dividends                                           149,257
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 53,097
-------------------------------------------------------------
Other assets                                            4,100
=============================================================
    Total assets                                  343,161,084
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,345,927
-------------------------------------------------------------
  Fund shares reacquired                              209,710
-------------------------------------------------------------
  Options written, at market value (premiums
    received $115,879)                                 41,100
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              78,757
-------------------------------------------------------------
Accrued administrative services fees                  366,234
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,828
-------------------------------------------------------------
Accrued transfer agent fees                             1,942
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                145
-------------------------------------------------------------
Accrued operating expenses                             20,190
=============================================================
    Total liabilities                               3,071,833
=============================================================
Net assets applicable to shares outstanding     $ 340,089,251
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 687,087,816
-------------------------------------------------------------
Undistributed net investment income (loss)           (457,418)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts     (415,269,477)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                        68,728,330
=============================================================
                                                $ 340,089,251
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 326,939,298
_____________________________________________________________
=============================================================
Series II                                       $  13,149,953
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           20,407,621
_____________________________________________________________
=============================================================
Series II                                             828,094
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       16.02
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       15.88
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $16,940)                                       $  1,236,049
-------------------------------------------------------------
Dividends from affiliated money market funds           20,180
=============================================================
    Total investment income                         1,256,229
=============================================================

EXPENSES:

Advisory fees                                       1,103,616
-------------------------------------------------------------
Administrative services fees                          416,108
-------------------------------------------------------------
Custodian fees                                         31,652
-------------------------------------------------------------
Distribution fees -- Series II                         15,747
-------------------------------------------------------------
Transfer agent fees                                    20,172
-------------------------------------------------------------
Trustees' and officer's fees and benefits              11,520
-------------------------------------------------------------
Other                                                  39,796
=============================================================
    Total expenses                                  1,638,611
=============================================================
Less: Fees waived                                        (230)
=============================================================
    Net expenses                                    1,638,381
=============================================================
Net investment income (loss)                         (382,152)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains
    (losses) from securities sold to affiliates
    of $(176,411))                                 17,722,510
-------------------------------------------------------------
  Option contracts written                             67,675
=============================================================
                                                   17,790,185
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (19,215,966)
-------------------------------------------------------------
  Foreign currencies                                      (10)
-------------------------------------------------------------
  Option contracts written                             74,779
=============================================================
                                                  (19,141,197)
=============================================================
Net gain (loss) from investment securities
  foreign currencies and option contracts          (1,351,012)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $ (1,733,164)
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (382,152)   $   (179,926)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   17,790,185      34,514,787
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (19,141,197)     (5,082,659)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (1,733,164)     29,252,202
==========================================================================================
Share transactions-net:
  Series I                                                     (36,484,893)    (55,702,056)
------------------------------------------------------------------------------------------
  Series II                                                         35,826       2,385,025
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (36,449,067)    (53,317,031)
==========================================================================================
    Net increase (decrease) in net assets                      (38,182,231)    (24,064,829)
==========================================================================================

NET ASSETS:

  Beginning of period                                          378,271,482     402,336,311
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(457,418) and $(75,266), respectively)  $340,089,251    $378,271,482
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair

                              AIM V.I. GROWTH FUND
     value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, Purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
                              AIM V.I. GROWTH FUND

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
___________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $230.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $44,888, for accounting and fund administrative services and reimbursed $371,220 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $20,172.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $15,747.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                              AIM V.I. GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,220,563       $27,396,357       $(28,753,377)         $   --         $  863,543       $10,037       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,220,563        27,396,357        (28,753,377)             --            863,543        10,143           --
==================================================================================================================================
  Total           $4,441,126       $54,792,714       $(57,506,754)         $   --         $1,727,086       $20,180       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $3,316,588 and sales of $511,364, which resulted in net realized gains (losses) of $(176,411).

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,656 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the six months ended June 30, 2005, the average interfund borrowings for the 3 days the borrowings were outstanding was $1,680,550 with a weighted average interest rate of 2.92% and interest expense of $404.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                              AIM V.I. GROWTH FUND

NOTE 7--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          915        186,369
-----------------------------------------------------------------------------------
Closed                                                          (255)       (70,490)
===================================================================================
End of period                                                    660       $115,879
___________________________________________________________________________________
===================================================================================

                                            OPEN CALL OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                       CONTRACT    STRIKE    NUMBER OF     PREMIUMS      VALUE       UNREALIZED
                                                        MONTH      PRICE     CONTRACTS     RECEIVED     06/30/05    APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Aetna Inc.                                              Jul-05     $82.5        180        $ 44,588     $35,100       $ 9,488
--------------------------------------------------------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)                        Jul-05      85.0        480          71,291       6,000        65,291
================================================================================================================================
Total outstanding options written                                               660        $115,879     $41,100       $74,779
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $427,958,083 of capital loss carryforward in the fiscal year ending December 31, 2005.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2009                                             $299,869,553
---------------------------------------------------------------------------
December 31, 2010                                              103,262,179
---------------------------------------------------------------------------
December 31, 2011                                               26,013,672
===========================================================================
Total capital loss carryforward                               $429,145,404
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of INVESCO VIF-Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $168,160,993 and $204,753,819, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $72,194,770
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (5,745,927)
===============================================================================
Net unrealized appreciation of investment securities              $66,448,843
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $273,612,755.

                              AIM V.I. GROWTH FUND

NOTE 10--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2005                DECEMBER 31, 2004
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     4,840,232    $  75,810,385     2,624,088    $  39,797,986
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      125,583        1,957,389       417,397        6,230,930
========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                            --               --       451,258        6,684,290
========================================================================================================================
Reacquired:
  Series I                                                    (7,175,428)    (112,295,278)   (6,809,056)    (102,184,332)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (123,686)      (1,921,563)     (255,813)      (3,845,905)
========================================================================================================================
                                                              (2,333,299)   $ (36,449,067)   (3,572,126)   $ (53,317,031)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 68% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-Growth Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 451,258 shares of the Fund for 1,093,801 shares of INVESCO VIF-Growth Fund outstanding as of the close of business on April 29, 2004. INVESCO VIF-Growth Fund's net assets at that date of $6,684,290, including $435,251 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $388,609,444.

                              AIM V.I. GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED DECEMBER 31,
                                                JUNE 30,        -----------------------------------------------------------------
                                                  2005            2004           2003        2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  16.05        $  14.83       $  11.30    $  16.37       $  24.81       $  32.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.02)          (0.01)(a)      (0.02)      (0.03)(b)      (0.03)(b)       0.03
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.01)           1.23           3.55       (5.04)         (8.37)         (6.60)
=================================================================================================================================
    Total from investment operations               (0.03)           1.22           3.53       (5.07)         (8.40)         (6.57)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                --              --             --          --          (0.04)         (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --              --             --          --             --          (0.87)
=================================================================================================================================
    Total distributions                               --              --             --          --          (0.04)         (0.87)
=================================================================================================================================
Net asset value, end of period                  $  16.02        $  16.05       $  14.83    $  11.30       $  16.37       $  24.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    (0.19)%          8.23%         31.24%     (30.97)%       (33.86)%       (20.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $326,939        $365,108       $392,533    $361,259       $601,648       $879,182
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             0.93%(d)        0.91%          0.89%       0.91%          0.88%          0.83%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.21)%(d)      (0.04)%(a)     (0.13)%     (0.21)%        (0.17)%         0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                            48%             88%           101%        195%           239%           162%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend were $(0.03) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $337,385,674.
(e)  Not annualized for periods less than one year.

                              AIM V.I. GROWTH FUND

                                                                                        SERIES II
                                                        -------------------------------------------------------------------------
                                                                                                               SEPTEMBER 19, 2001
                                                        SIX MONTHS                                                (DATE SALES
                                                          ENDED              YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                         JUNE 30,        -------------------------------          DECEMBER 31,
                                                           2005           2004          2003      2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 15.93         $ 14.75       $11.27    $ 16.36             $14.67
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)          (0.04)(a)    (0.03)     (0.06)(b)          (0.02)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.01)           1.22         3.51      (5.03)              1.75
=================================================================================================================================
    Total from investment operations                       (0.05)           1.18         3.48      (5.09)              1.73
=================================================================================================================================
Less dividends from net investment income                     --              --           --         --              (0.04)
=================================================================================================================================
Net asset value, end of period                           $ 15.88         $ 15.93       $14.75    $ 11.27             $16.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (0.31)%          8.00%       30.88%    (31.11)%            11.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $13,150         $13,163       $9,803    $ 2,733             $  604
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     1.18%(d)        1.16%        1.14%      1.16%              1.17%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.46)%(d)      (0.29)%(a)   (0.38)%    (0.46)%            (0.46)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                    48%             88%         101%       195%               239%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend were $(0.06) and (0.39)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $12,701,605.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

    TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or

                              AIM V.I. GROWTH FUND
other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                              AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.06%

ADVERTISING-0.99%

Interpublic Group of Cos., Inc. (The)(a)          343,800   $    4,187,484
--------------------------------------------------------------------------
Omnicom Group Inc.                                140,800       11,244,288
==========================================================================
                                                                15,431,772
==========================================================================

AEROSPACE & DEFENSE-1.42%

Boeing Co. (The)                                   60,000        3,960,000
--------------------------------------------------------------------------
Honeywell International Inc.                      174,200        6,380,946
--------------------------------------------------------------------------
Lockheed Martin Corp.                              65,000        4,216,550
--------------------------------------------------------------------------
Northrop Grumman Corp.                            136,800        7,558,200
==========================================================================
                                                                22,115,696
==========================================================================

AIR FREIGHT & LOGISTICS-0.13%

FedEx Corp.                                        25,000        2,025,250
==========================================================================

ALUMINUM-0.27%

Alcoa Inc.                                        161,700        4,225,221
==========================================================================

APPAREL RETAIL-0.72%

Chico's FAS, Inc.(a)                              125,000        4,285,000
--------------------------------------------------------------------------
Gap, Inc. (The)                                   352,300        6,957,925
==========================================================================
                                                                11,242,925
==========================================================================

APPLICATION SOFTWARE-0.39%

Amdocs Ltd. (United Kingdom)(a)                   230,000        6,078,900
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.18%

Bank of New York Co., Inc. (The)                  638,100       18,364,518
==========================================================================

BIOTECHNOLOGY-0.86%

Amgen Inc.(a)                                     127,000        7,678,420
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          130,000        5,718,700
==========================================================================
                                                                13,397,120
==========================================================================

BREWERS-0.78%

Heineken N.V. (Netherlands)(b)                    392,881       12,121,059
==========================================================================

BUILDING PRODUCTS-0.53%

Masco Corp.(c)                                    258,100        8,197,256
==========================================================================

COMMUNICATIONS EQUIPMENT-1.99%

Cisco Systems, Inc.(a)                            694,000       13,262,340
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           561,100        9,336,704
--------------------------------------------------------------------------
QUALCOMM Inc.                                     250,000        8,252,500
==========================================================================
                                                                30,851,544
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


COMPUTER HARDWARE-2.56%

Apple Computer, Inc.(a)                           182,000   $    6,699,420
--------------------------------------------------------------------------
Dell Inc.(a)                                      490,000       19,359,900
--------------------------------------------------------------------------
International Business Machines Corp.             185,100       13,734,420
==========================================================================
                                                                39,793,740
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.04%

EMC Corp.(a)                                      265,000        3,633,150
--------------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            192,400       12,473,292
==========================================================================
                                                                16,106,442
==========================================================================

CONSUMER ELECTRONICS-1.33%

Koninklijke (Royal) Philips Electronics N.V.
  (Netherlands)(b)                                536,600       13,516,537
--------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                            209,900        7,228,956
==========================================================================
                                                                20,745,493
==========================================================================

CONSUMER FINANCE-0.57%

American Express Co.                               70,000        3,726,100
--------------------------------------------------------------------------
SLM Corp.                                         100,000        5,080,000
==========================================================================
                                                                 8,806,100
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.39%

First Data Corp.                                  511,400       20,527,596
--------------------------------------------------------------------------
Sabre Holdings Corp.-Class A                       52,300        1,043,385
==========================================================================
                                                                21,570,981
==========================================================================

DEPARTMENT STORES-1.53%

Federated Department Stores, Inc.                  40,000        2,931,200
--------------------------------------------------------------------------
J.C. Penney Co., Inc.                             105,000        5,520,900
--------------------------------------------------------------------------
Kohl's Corp.(a)                                   135,400        7,570,214
--------------------------------------------------------------------------
Nordstrom, Inc.                                   115,000        7,816,550
==========================================================================
                                                                23,838,864
==========================================================================

DIVERSIFIED BANKS-0.69%

Bank of America Corp.                             235,300       10,732,033
==========================================================================

DIVERSIFIED CHEMICALS-0.17%

Dow Chemical Co. (The)                             60,500        2,694,065
==========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.70%

Cendant Corp.                                     483,400       10,813,658
==========================================================================

ELECTRIC UTILITIES-0.50%

FPL Group, Inc.                                   185,000        7,781,100
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-0.19%

Rockwell Automation, Inc.                          60,000   $    2,922,600
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.88%

Waste Management, Inc.                          1,030,500       29,204,370
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.20%

Monsanto Co.                                       50,000        3,143,500
==========================================================================

FOOD RETAIL-2.05%

Kroger Co. (The)(a)                             1,293,700       24,619,111
--------------------------------------------------------------------------
Safeway Inc.                                      319,100        7,208,469
==========================================================================
                                                                31,827,580
==========================================================================

FOOTWEAR-0.56%

NIKE, Inc.-Class B                                100,000        8,660,000
==========================================================================

GENERAL MERCHANDISE STORES-0.90%

Target Corp.                                      256,300       13,945,283
==========================================================================

HEALTH CARE DISTRIBUTORS-1.77%

Cardinal Health, Inc.(c)                          279,800       16,110,884
--------------------------------------------------------------------------
McKesson Corp.                                    254,100       11,381,139
==========================================================================
                                                                27,492,023
==========================================================================

HEALTH CARE EQUIPMENT-0.85%

Baxter International Inc.                         213,700        7,928,270
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           100,000        5,247,000
==========================================================================
                                                                13,175,270
==========================================================================

HEALTH CARE FACILITIES-1.32%

HCA Inc.                                          363,200       20,582,544
==========================================================================

HEALTH CARE SERVICES-0.81%

Caremark Rx, Inc.(a)                               85,000        3,784,200
--------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    60,000        3,201,600
--------------------------------------------------------------------------
Quest Diagnostics Inc.                            106,000        5,646,620
==========================================================================
                                                                12,632,420
==========================================================================

HEALTH CARE SUPPLIES-0.74%

Alcon, Inc. (Switzerland)                         105,000       11,481,750
==========================================================================

HOMEBUILDING-0.25%

D.R. Horton, Inc.                                 105,000        3,949,050
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.22%

Hilton Hotels Corp.                               145,000        3,458,250
==========================================================================

HOUSEHOLD PRODUCTS-0.92%

Clorox Co. (The)                                   52,000        2,897,440
--------------------------------------------------------------------------
Kimberly-Clark Corp.                              149,600        9,363,464
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-(CONTINUED)

Procter & Gamble Co. (The)                         40,000   $    2,110,000
==========================================================================
                                                                14,370,904
==========================================================================

HOUSEWARES & SPECIALTIES-0.43%

Fortune Brands, Inc.                               75,000        6,660,000
==========================================================================

INDUSTRIAL CONGLOMERATES-4.15%

General Electric Co.                              477,700       16,552,305
--------------------------------------------------------------------------
Textron Inc.                                       40,000        3,034,000
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               1,538,300       44,918,360
==========================================================================
                                                                64,504,665
==========================================================================

INDUSTRIAL MACHINERY-1.29%

Dover Corp.                                       382,600       13,918,988
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           76,700        6,111,456
==========================================================================
                                                                20,030,444
==========================================================================

INTEGRATED OIL & GAS-3.86%

Amerada Hess Corp.(c)                              69,750        7,429,073
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       128,600        8,022,068
--------------------------------------------------------------------------
ConocoPhillips                                    144,000        8,278,560
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 176,000       10,114,720
--------------------------------------------------------------------------
Murphy Oil Corp.                                  226,000       11,803,980
--------------------------------------------------------------------------
TOTAL S.A. (France)(b)                             61,200       14,321,137
==========================================================================
                                                                59,969,538
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.91%

SBC Communications Inc.                           595,500       14,143,125
==========================================================================

INTERNET SOFTWARE & SERVICES-0.97%

Google Inc.-Class A(a)                             15,000        4,412,250
--------------------------------------------------------------------------
VeriSign, Inc.(a)                                 170,000        4,889,200
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                    165,000        5,717,250
==========================================================================
                                                                15,018,700
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.88%

Goldman Sachs Group, Inc. (The)(c)                112,000       11,426,240
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      65,000        6,453,200
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         142,800        7,855,428
--------------------------------------------------------------------------
Morgan Stanley                                    361,700       18,978,399
==========================================================================
                                                                44,713,267
==========================================================================

IT CONSULTING & OTHER SERVICES-0.98%

Accenture Ltd.-Class A (Bermuda)(a)               673,800       15,275,046
==========================================================================

MANAGED HEALTH CARE-2.88%

Aetna Inc.                                        145,000       12,008,900
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           260,000       13,556,400
--------------------------------------------------------------------------

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

WellPoint, Inc.(a)                                276,400   $   19,248,496
==========================================================================
                                                                44,813,796
==========================================================================

MOVIES & ENTERTAINMENT-1.38%

News Corp.-Class A                                495,800        8,022,044
--------------------------------------------------------------------------
Walt Disney Co. (The)                             532,900       13,418,422
==========================================================================
                                                                21,440,466
==========================================================================

MULTI-LINE INSURANCE-0.99%

American International Group, Inc.                139,000        8,075,900
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      98,300        7,350,874
==========================================================================
                                                                15,426,774
==========================================================================

MULTI-UTILITIES-0.61%

Dominion Resources, Inc.                          129,800        9,526,022
==========================================================================

OFFICE ELECTRONICS-0.91%

Xerox Corp.(a)                                  1,019,900       14,064,421
==========================================================================

OIL & GAS DRILLING-1.15%

Nabors Industries, Ltd. (Bermuda)(a)              146,200        8,862,644
--------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               167,500        9,039,975
==========================================================================
                                                                17,902,619
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.36%

Baker Hughes Inc.                                 186,100        9,520,876
--------------------------------------------------------------------------
BJ Services Co.                                   399,500       20,965,760
--------------------------------------------------------------------------
Halliburton Co.(c)                                275,700       13,183,974
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                     85,000        4,040,900
--------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   119,500        9,074,830
--------------------------------------------------------------------------
Smith International, Inc.                         171,800       10,943,660
==========================================================================
                                                                67,730,000
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.54%

Apache Corp.                                      129,000        8,333,400
==========================================================================

OIL & GAS REFINING & MARKETING-0.56%

Valero Energy Corp.(c)                            110,000        8,702,100
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.14%

Citigroup Inc.                                    482,000       22,282,860
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              311,000       10,984,520
==========================================================================
                                                                33,267,380
==========================================================================

PACKAGED FOODS & MEATS-3.45%

Campbell Soup Co.                                 247,000        7,600,190
--------------------------------------------------------------------------
General Mills, Inc.                               304,900       14,266,271
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          539,700       17,167,857
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PACKAGED FOODS & MEATS-(CONTINUED)

Unilever N.V. (Netherlands)(b)                    224,000   $   14,507,819
==========================================================================
                                                                53,542,137
==========================================================================

PAPER PRODUCTS-0.65%

Georgia-Pacific Corp.                             317,000       10,080,600
==========================================================================

PERSONAL PRODUCTS-0.94%

Gillette Co. (The)                                290,000       14,682,700
==========================================================================

PHARMACEUTICALS-9.24%

Bristol-Myers Squibb Co.                          476,800       11,910,464
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      257,800       10,015,530
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          417,000       20,228,670
--------------------------------------------------------------------------
Johnson & Johnson                                 260,000       16,900,000
--------------------------------------------------------------------------
Merck & Co. Inc.                                  705,700       21,735,560
--------------------------------------------------------------------------
Pfizer Inc.                                       341,100        9,407,538
--------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                        203,200       16,642,315
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                         95,000        3,116,000
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        442,700       13,785,678
--------------------------------------------------------------------------
Wyeth                                             446,900       19,887,050
==========================================================================
                                                               143,628,805
==========================================================================

PROPERTY & CASUALTY INSURANCE-3.91%

ACE Ltd. (Cayman Islands)                         417,100       18,706,935
--------------------------------------------------------------------------
Allstate Corp. (The)                               70,000        4,182,500
--------------------------------------------------------------------------
Berkshire Hathaway Inc.-Class A(a)                    220       18,370,000
--------------------------------------------------------------------------
Chubb Corp. (The)                                 116,100        9,939,321
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               241,500        9,546,495
==========================================================================
                                                                60,745,251
==========================================================================

PUBLISHING-1.47%

Gannett Co., Inc.                                 191,500       13,621,395
--------------------------------------------------------------------------
Tribune Co.                                       262,500        9,234,750
==========================================================================
                                                                22,856,145
==========================================================================

RAILROADS-0.48%

Union Pacific Corp.                               115,800        7,503,840
==========================================================================

REGIONAL BANKS-0.49%

Fifth Third Bancorp                               184,100        7,586,761
==========================================================================

RESTAURANTS-0.52%

Yum! Brands, Inc.                                 155,000        8,072,400
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.46%

Applied Materials, Inc.                           441,100        7,136,998
==========================================================================

SEMICONDUCTORS-3.08%

Analog Devices, Inc.                              449,000       16,752,190
--------------------------------------------------------------------------
Intel Corp.                                       383,900       10,004,434
--------------------------------------------------------------------------

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

National Semiconductor Corp.                      650,900   $   14,339,327
--------------------------------------------------------------------------
Xilinx, Inc.(c)                                   266,800        6,803,400
==========================================================================
                                                                47,899,351
==========================================================================

SOFT DRINKS-0.71%

Coca-Cola Co. (The)                               265,400       11,080,450
==========================================================================

SPECIALTY CHEMICALS-0.20%

Ecolab Inc.                                        95,000        3,074,200
==========================================================================

SPECIALTY STORES-0.47%

Staples, Inc.                                     345,000        7,355,400
==========================================================================

STEEL-0.18%

Nucor Corp.                                        60,000        2,737,200
==========================================================================

SYSTEMS SOFTWARE-4.20%

Adobe Systems Inc.                                105,000        3,005,100
--------------------------------------------------------------------------
Computer Associates International, Inc.           886,800       24,369,264
--------------------------------------------------------------------------
Microsoft Corp.                                 1,198,600       29,773,224
--------------------------------------------------------------------------
Oracle Corp.(a)                                   620,000        8,184,000
==========================================================================
                                                                65,331,588
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-1.22%

Countrywide Financial Corp.                       165,000   $    6,370,650
--------------------------------------------------------------------------
Fannie Mae                                        215,400       12,579,360
==========================================================================
                                                                18,950,010
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,319,521,772)                        1,477,564,880
==========================================================================
MONEY MARKET FUNDS-4.52%

Liquid Assets Portfolio-Institutional
  Class(d)                                     35,155,350       35,155,350
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    35,155,350       35,155,350
==========================================================================
    Total Money Market Funds (Cost
      $70,310,700)                                              70,310,700
==========================================================================
TOTAL INVESTMENTS-99.58% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,389,832,472)                                            1,547,875,580
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.08%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  32,304,575       32,304,575
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $32,304,575)                                        32,304,575
==========================================================================
TOTAL INVESTMENTS-101.66% (Cost
  $1,422,137,047)                                            1,580,180,155
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.66%)                          (25,867,731)
==========================================================================
NET ASSETS-100.00%                                          $1,554,312,424
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $71,108,867, which represented 4.50% of the Fund's Total Investments. See Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,319,521,772)*                             $1,477,564,880
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $102,615,275)                             102,615,275
=============================================================
    Total investments (cost $1,422,137,047)     1,580,180,155
=============================================================
Foreign currencies, at market value (cost
  $11,765)                                             11,763
-------------------------------------------------------------
Receivables for:
  Investments sold                                  6,548,745
-------------------------------------------------------------
  Fund shares sold                                    704,938
-------------------------------------------------------------
  Dividends                                         2,095,833
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 91,139
-------------------------------------------------------------
Other assets                                           13,252
=============================================================
    Total assets                                1,589,645,825
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              768,282
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  179,184
-------------------------------------------------------------
  Collateral upon return of securities loaned      32,304,575
-------------------------------------------------------------
Accrued administrative services fees                2,031,107
-------------------------------------------------------------
Accrued distribution fees -- Series II                 16,798
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                272
-------------------------------------------------------------
Accrued transfer agent fees                             1,182
-------------------------------------------------------------
Accrued operating expenses                             32,001
=============================================================
  Total liabilities                                35,333,401
=============================================================
Net assets applicable to shares outstanding    $1,554,312,424
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $2,088,193,391
-------------------------------------------------------------
Undistributed net investment income                18,840,216
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (710,756,456)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               158,035,273
=============================================================
                                               $1,554,312,424
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,526,974,625
_____________________________________________________________
=============================================================
Series II                                      $   27,337,799
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           72,074,776
_____________________________________________________________
=============================================================
Series II                                           1,299,492
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.19
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.04
_____________________________________________________________
=============================================================

* At June 30, 2005, securities with an aggregate market value of $31,459,032 were on loan to brokers.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $268,901)                                      $ 12,164,623
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $46,668 after compensation to counterparties
  of $376,102)                                      1,059,968
=============================================================
    Total investment income                        13,224,591
=============================================================

EXPENSES:

Advisory fees                                       4,899,677
-------------------------------------------------------------
Administrative services fees                        2,068,796
-------------------------------------------------------------
Custodian fees                                         68,008
-------------------------------------------------------------
Distribution fees -- Series II                         33,325
-------------------------------------------------------------
Transfer agent fees                                    23,477
-------------------------------------------------------------
Trustees' and officer's fees and benefits              29,169
-------------------------------------------------------------
Other                                                  42,739
=============================================================
    Total expenses                                  7,165,191
=============================================================
Less: Fees waived                                     (11,573)
=============================================================
    Net expenses                                    7,153,618
=============================================================
Net investment income                               6,070,973
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains
    (losses) from securities sold to affiliates
    of $(899,946))                                 41,780,719
-------------------------------------------------------------
  Foreign currencies                                    8,680
=============================================================
                                                   41,789,399
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (60,590,099)
-------------------------------------------------------------
  Foreign currencies                                   (7,857)
=============================================================
                                                  (60,597,956)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (18,808,557)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(12,737,584)
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    6,070,973    $   13,039,069
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              41,789,399        89,944,183
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    (60,597,956)      (11,122,088)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (12,737,584)       91,861,164
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                --        (7,604,614)
----------------------------------------------------------------------------------------------
  Series II                                                               --           (82,296)
==============================================================================================
    Decrease in net assets resulting from distributions                   --        (7,686,910)
==============================================================================================
Share transactions-net:
  Series I                                                      (141,755,200)     (150,562,508)
----------------------------------------------------------------------------------------------
  Series II                                                          764,446         3,053,911
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (140,990,754)     (147,508,597)
==============================================================================================
    Net increase (decrease) in net assets                       (153,728,338)      (63,334,343)
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,708,040,762     1,771,375,105
==============================================================================================
  End of period (including undistributed net investment
    income of $18,840,216 and $12,769,243, respectively).     $1,554,312,424    $1,708,040,762
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair

                          AIM V.I. PREMIER EQUITY FUND
     value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.65%
---------------------------------------------------------------------
Over $250 million                                               0.60%
_____________________________________________________________________
=====================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees equal to 0.02% of the Fund's average daily net assets, through June 30, 2006.

    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $11,573.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $184,159 for accounting and fund administrative services and reimbursed $1,884,637 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $23,477.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $33,325.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/04          AT COST             SALES         (DEPRECIATION)      06/30/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 57,924,372      $158,319,561      $(181,088,583)        $   --         $35,155,350     $  503,250      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            57,924,371       158,319,561       (181,088,582)            --          35,155,350        510,050          --
===================================================================================================================================
  Subtotal       $115,848,743      $316,639,122      $(362,177,165)        $   --         $70,310,700     $1,013,300      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                       PROCEEDS          UNREALIZED
                 MARKET VALUE       PURCHASES            FROM           APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/04          AT COST             SALES         (DEPRECIATION)      06/30/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class          $  5,027,000      $332,503,144      $(305,225,569)        $   --        $ 32,304,575     $   46,668      $   --
===================================================================================================================================
  Total          $120,875,743      $649,142,266      $(667,402,734)        $   --        $102,615,275     $1,059,968      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $12,558,808 and sales of $4,193,445, which resulted in net realized gains (losses) of $(899,946).

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $5,110 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties

                          AIM V.I. PREMIER EQUITY FUND
to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $31,459,032 were on loan to brokers. The loans were secured by cash collateral of $32,304,575 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $46,668 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $171,937,212
-----------------------------------------------------------------------------
December 31, 2010                                                412,231,328
-----------------------------------------------------------------------------
December 31, 2011                                                157,184,466
=============================================================================
Total capital loss carryforward                                 $741,353,006
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $432,559,986 and $537,130,271, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $197,292,254
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (48,356,350)
==============================================================================
Net unrealized appreciation of investment securities             $148,935,904
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,431,244,251.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 10--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2005                 DECEMBER 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     11,072,404    $ 231,622,789     11,417,183    $ 230,676,416
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       140,752        2,933,005        399,900        8,036,658
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --        316,128        6,667,145
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                            --               --          3,924           82,294
==========================================================================================================================
Reacquired:
  Series I                                                    (17,915,334)    (373,377,989)   (19,262,043)    (387,906,069)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (104,117)      (2,168,559)      (254,102)      (5,065,041)
==========================================================================================================================
                                                               (6,806,295)   $(140,990,754)    (7,379,010)   $(147,508,597)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 50% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            SERIES I
                                -------------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED                                      YEAR ENDED DECEMBER 31,
                                  JUNE 30,         ------------------------------------------------------------------------------
                                    2005              2004             2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $    21.30        $    20.23       $    16.22       $    23.35       $    27.30       $    33.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                0.08(a)           0.17(b)          0.09(a)          0.05(a)          0.06(a)          0.04(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                   (0.19)             1.00             3.98            (7.11)           (3.50)           (4.94)
=================================================================================================================================
    Total from investment
      operations                      (0.11)             1.17             4.07            (7.06)           (3.44)           (4.90)
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income                    --             (0.10)           (0.06)           (0.07)           (0.03)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                       --                --               --               --            (0.48)           (1.26)
=================================================================================================================================
    Total distributions                  --             (0.10)           (0.06)           (0.07)           (0.51)           (1.30)
=================================================================================================================================
Net asset value, end of period   $    21.19        $    21.30       $    20.23       $    16.22       $    23.35       $    27.30
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                       (0.52)%            5.77%           25.08%          (30.26)%         (12.53)%         (14.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $1,526,975        $1,681,292       $1,748,961       $1,519,525       $2,558,120       $2,746,161
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets                           0.88%(d)          0.90%(e)         0.85%            0.85%            0.85%            0.84%
=================================================================================================================================
Ratio of net investment income
  to average net assets                0.76%(d)          0.78%(b)         0.48%            0.24%            0.24%            0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)               28%               92%              50%              46%              40%              62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.14 and 0.62%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $1,599,046,670.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.91%.
(f)  Not annualized for periods less than one year.

                          AIM V.I. PREMIER EQUITY FUND

                                                                                      SERIES II
                                                    -----------------------------------------------------------------------------
                                                                                                               SEPTEMBER 19, 2001
                                                    SIX MONTHS                                                    (DATES SALES
                                                      ENDED                YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                     JUNE 30,        -----------------------------------          DECEMBER 31,
                                                       2005           2004          2003          2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 21.18         $ 20.14       $ 16.17       $ 23.34            $ 21.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          0.05(a)         0.09(b)       0.04(a)      (0.00)(a)          (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.19)           1.02          3.97         (7.10)              2.85
=================================================================================================================================
    Total from investment operations                   (0.14)           1.11          4.01         (7.10)              2.85
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    --           (0.07)        (0.04)        (0.07)             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --              --            --            --              (0.48)
=================================================================================================================================
    Total distributions                                   --           (0.07)        (0.04)        (0.07)             (0.51)
=================================================================================================================================
Net asset value, end of period                       $ 21.04         $ 21.18       $ 20.14       $ 16.17            $ 23.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (0.66)%          5.49%        24.83%       (30.44)%            13.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $27,338         $26,749       $22,414       $10,834            $   687
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.13%(d)        1.15%(e)      1.10%         1.10%              1.10%(f)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            0.51%(d)        0.53%(b)      0.23%        (0.01)%            (0.01)%(f)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                                28%             92%           50%           46%                40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.06 and 0.37%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are annualized based on average daily net assets of $26,880,679.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.16%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent auditors was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil

                          AIM V.I. PREMIER EQUITY FUND
penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                          AIM V.I. PREMIER EQUITY FUND

                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                             AIM V.I. UTILITIES FUND
                                 SERIES I SHARES
                                SERIES II SHARES

                        Supplement dated January 17, 2006
         to the Statement of Additional Information dated April 29, 2005 as supplemented May 23, 2005, September 16, 2005,
            September 20, 2005, October 5, 2005 and November 17, 2005

Information pertaining to Sunaina A. Murthy and Michael Yellen appearing under the headings "PORTFOLIO MANAGERS - INVESTMENTS IN EACH FUND - AIM V.I. GLOBAL HEALTH CARE FUND" and "PORTFOLIO MANAGERS - OTHER MANAGED ACCOUNTS - AIM V.I. GLOBAL HEALTH CARE FUND" on pages B-1, B-5 and B-6 of the Statement of Additional Information is deleted effective January 17, 2006.

                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND
                             AIM V.I. UTILITIES FUND
                                 SERIES I SHARES
                                SERIES II SHARES

                       Supplement dated November 17, 2005
         to the Statement of Additional Information dated April 29, 2005 as supplemented May 23, 2005, September 16, 2005,
                     September 20, 2005 and October 5, 2005



The following information replaces in its entirety the heading and the information appearing under the heading "PURCHASE AND REDEMPTION OF SHARES -- PAYMENTS TO PARTICIPATING INSURANCE COMPANIES" on page 50 of the Statement of Additional Information:

"Payments to Participating Insurance Companies and/or their Affiliates

         AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies and/or their affiliates, as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies and/or their affiliates in addition to or in lieu of Asset-Based Payments, in the form of: payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies and/or their affiliates. Generally, commitments to make such payments are terminable upon notice to the Participating Insurance Company and/or their affiliates. However, AIM and AIM Distributors have entered into unique agreements with Ameriprise Financial Services, Inc. ("Ameriprise"), in respect of its affiliated Participating Insurance Companies, where the payment obligation of AIM or AIM Distributors can only be terminated on the occurrence of certain specified events. For example, in the event that a Participating Insurance Company affiliated with Ameriprise obtains an SEC order to substitute out such Participating Insurance Company assets in the Funds or such Participating Insurance Company's assets in the Funds falls below a pre-determined level, payments by AIM or AIM Distributors to Ameriprise can then be terminated. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state."

                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND
                             AIM V.I. UTILITIES FUND
                                 SERIES I SHARES
                                SERIES II SHARES

                        Supplement dated October 5, 2005
        to the Statement of Additional Information dated April 29, 2005 as supplemented May 23, 2005, September 16, 2005 and September 20, 2005

Effective October 1, 2005, Raymond Stickel, Jr. was elected Trustee of the AIM Funds. The following information is added under the heading "TRUSTEES AND OFFICERS - INDEPENDENT TRUSTEES" in Appendix C in the Statement of Additional
Information:

                                TRUSTEE
"NAME, YEAR OF BIRTH AND        AND/OR                                                             OTHER
POSITION(S) HELD WITH THE       OFFICER                                                      TRUSTEESHIP(S) HELD
          TRUST                  SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          BY TRUSTEE
-------------------------       -------      -------------------------------------------     -------------------
INDEPENDENT TRUSTEES

Raymond Stickel, Jr. - 1944        2005      Retired                                         None"
Trustee
                                             Formerly:  Partner, Deloitte & Touche

Additionally, effective October 1, 2005, Mr. Stickel was appointed as a member of the Audit Committee of the Boards of Trustees of the AIM Funds.

                          AIM VARIABLE INSURANCE FUNDS


                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND
                             AIM V.I. UTILITIES FUND
                                 SERIES I SHARES
                                SERIES II SHARES

                     Supplement dated September 20, 2005 to
          the Statement of Additional Information dated April 29, 2005 as supplemented May 23, 2005 and September 16, 2005


Information pertaining to Kirk L. Anderson and Bryan A. Unterhalter appearing under the headings "PORTFOLIO MANAGERS - INVESTMENTS IN EACH FUND - AIM V.I. GLOBAL HEALTH CARE FUND" and "PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED - AIM V.I. GLOBAL HEALTH CARE FUND" on pages B-1, B-5 and B-6 of the Statement of Additional Information is deleted effective September 16, 2005.

The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - INVESTMENTS IN EACH FUND - AIM V.I. SMALL COMPANY GROWTH FUND" on page B-1 of the Statement of Additional
Information:

                  "NAME OF PORTFOLIO MANAGER                     DOLLAR RANGE OF INVESTMENTS IN EACH FUND
     -----------------------------------------------------------------------------------------------------------
                                             AIM V.I. SMALL COMPANY GROWTH FUND
     ------------------------------------------------------ ----------------------------------------------------
     Juliet S. Ellis(3)                                                            None
     ------------------------------------------------------ ----------------------------------------------------
     Juan R. Hartsfield(3)                                                         None
     ------------------------------------------------------ ----------------------------------------------------

(3) Ms. Ellis and Mr. Hartsfield each began serving as portfolio manager on AIM V.I. Small Company Growth Fund on September 16, 2005. Ownership information has been provided as of August 31, 2005."


The following information replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS - OTHER MANAGED ACCOUNTS - AIM V.I. SMALL COMPANY GROWTH FUND" on page B-6 of the Statement of Additional Information:

                                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
          "NAME OF PORTFOLIO MANAGER                              ASSETS BY CATEGORY
     --------------------------------------------------------------------------------------------------------
                                        AIM V.I. SMALL COMPANY GROWTH FUND
     ------------------------------------- ------------------------------------------------------------------
     Juliet S. Ellis(7)                    5 Registered Mutual Funds with $2,621,422,031 in total assets under management
     ------------------------------------- ------------------------------------------------------------------
     Juan R. Hartsfield(7)                 3 Registered Mutual Funds with $2,154,015,628 in total assets under management
     ------------------------------------- ------------------------------------------------------------------

(7) Ms. Ellis and Mr. Hartsfield each began serving as portfolio manager on AIM V.I. Small Company Growth Fund on September 16, 2005. Information on other accounts they manage is provided as of August 31, 2005."

                          AIM VARIABLE INSURANCE FUNDS


                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND
                             AIM V.I. UTILITIES FUND
                                 SERIES I SHARES
                                SERIES II SHARES

                     Supplement dated September 16, 2005 to
          the Statement of Additional Information dated April 29, 2005 as supplemented May 23, 2005


On September 14, 2005, the Board of Trustees of AIM Variable Insurance Funds determined that it was in the best interests of AIM V.I. Total Return Fund (the "Fund") and its shareholders to terminate and liquidate the Fund. In order to effect such liquidation, the Fund will close to new investors on or about December 21, 2005 (the "Closing Date"). Shareholders will receive the net asset value per share for all shares they own on the Closing Date.

To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay Fund expenses and meet redemption requests. As a result, the Fund's normal exposure to stock and bond investments will be reduced or eliminated prior to the Closing Date.

                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                          AIM V.I. HEALTH SCIENCES FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND
                             AIM V.I. UTILITIES FUND
                                 SERIES I SHARES
                                SERIES II SHARES

                          Supplement dated May 23, 2005
                   to the Statement of Additional Information
                              dated April 29, 2005


Effective June 1, 2005 the Master Intergroup Sub-Advisory Contract for Mutual Funds dated April 30, 2004, between A I M Advisors, Inc. ("AIM") and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") was terminated with respect to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund (the "Funds"). Accordingly, all references to INVESCO Institutional as sub-advisor with respect to the Funds are no longer applicable.

The following replaces in its entirety the information appearing under the heading "TRUSTEES AND OFFICERS OF THE TRUST - CODES OF ETHICS" appearing on page 33 of the Statement of Additional Information effective June 1, 2005:

         "CODES OF ETHICS

         AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds--Registered Trademark-- ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by the Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis."

The following information replaces in its entirety the information appearing under the heading "TRUSTEES AND OFFICERS OF THE TRUST - PROXY VOTING POLICIES" on page 33 of the Statement of Additional Information:

         "PROXY VOTING POLICIES

         The Board of Trustees of the Trust, with respect to all Funds has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds' Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix E.

         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

         Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended December 31, 2004 is available at our Website, http://www.AIMinvestments.com. This information is also available at the SEC Website, http://www.sec.gov."

The information appearing under the heading "BROKERAGE ALLOCATION AND OTHER PRACTICES - BROKERAGE TRANSACTIONS", "COMMISSIONS", "BROKERAGE SELECTION" and "ALLOCATION OF PORTFOLIO TRANSACTIONS" appearing on pages 42-43 of the Statement of Additional Information applies to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund effective June 1, 2005.

The information appearing under the heading "BROKERAGE ALLOCATION AND OTHER PRACTICES - "ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS" appearing on page 47 of the Statement of Additional Information applies to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund effective June 1, 2005.

The following information supersedes and replaces in its entirety the information pertaining to John Ferreby, Carl Hafele, Richard Herrmann, Jeffrey Krumpelman and Alfred Shepard appearing under the heading "PORTFOLIO MANAGERS - INVESTMENTS IN EACH FUND - AIM V.I. CORE STOCK FUND" on page B-1 of the Statement of Additional Information effective June 1, 2005.

                  "NAME OF PORTFOLIO MANAGER                  DOLLAR RANGE OF INVESTMENTS IN EACH FUND
                  --------------------------                  ----------------------------------------

                                               AIM V.I. CORE STOCK FUND

         Ronald S. Sloan(3)                                                       None

         (3) Mr. Sloan began serving as portfolio manager on AIM V.I. Core Stock Fund on June 1, 2005."

The following information replaces in its entirety the information pertaining to John Ferreby, Carl Hafele, Richard Herrmann, Jeffrey Krumpelman and Alfred Shepard under the heading "PORTFOLIO MANAGERS - OTHER MANAGED ACCOUNTS - AIM V.I. CORE STOCK FUND" on page B-4 in the Statement of Additional Information effective June 1, 2005:

                                                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
                "NAME OF PORTFOLIO MANAGER                       MANAGER AND TOTAL ASSETS BY CATEGORY
                --------------------------                   --------------------------------------------

                                               AIM V.I. CORE STOCK FUND

         Ronald S. Sloan(5)                        10 Registered Mutual Funds with $15,956,589,082.76 in
                                                   total assets under management

                                                   2 Unregistered Pooled Investment Vehicles with
                                                   $16,894,916.09 in total assets under management

                                                   9560 Other Accounts with $2,011,887,307 in total assets
                                                   under management(6)

         (5) Mr. Sloan began serving as portfolio manager on AIM V.I. Core Stock Fund on June 1, 2005. Information on other accounts he manages has been provided as of April 29, 2005."

         (6) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models."

The following information replaces in its entirety the information pertaining to Kenneth R. Bowling, John Ferreby, Carl Hafele, Richard Herrmann, Steve Johnson, Jeffrey Krumpelman and Alfred Shepard under the heading "PORTFOLIO MANAGERS - INVESTMENTS IN EACH FUND - AIM V.I. TOTAL RETURN FUND" on page B-2 of the Statement of Additional Information effective June 1, 2005:

            "NAME OF PORTFOLIO MANAGER                  DOLLAR RANGE OF INVESTMENTS IN EACH FUND
            --------------------------                  ----------------------------------------

                                  AIM V.I. TOTAL RETURN FUND

         R. Canon Coleman II(4)                          None

         Jan H. Friedli(4)                               None

         Scot W. Johnson(4)                              None

         Matthew W. Seinsheimer(4)                       None

         Michael J. Simon(4)                             None

         Bret W. Stanley(4)                              None

         (4) Mr. Coleman, Mr. Friedli, Mr. Johnson, Mr. Seinsheimer, Mr. Simon and Mr. Stanley each began serving as portfolio managers on AIM V.I. Total Return Fund on June 1, 2005.

The following information replaces in its entirety the information pertaining to Kenneth R. Bowling, John Ferreby, Carl Hafele, Richard Herrmann, Stephen M. Johnson, Jeffrey Krumpelman and Alfred Shepard under the heading "PORTFOLIO MANAGERS - OTHER MANAGED ACCOUNTS - AIM V.I. TOTAL RETURN FUND" on page B-6 in the Statement of Additional Information effective June 1, 2005:

                                                     NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
               "NAME OF PORTFOLIO MANAGER               MANAGER AND TOTAL ASSETS BY CATEGORY
               --------------------------            --------------------------------------------

                                              AIM V.I. TOTAL RETURN FUND

         R. Canon Coleman II(10)                   9 Registered Mutual Funds with $10,233,679,792.01 in total assets under management

                                                   1 Unregistered Pooled Investment Vehicle with
                                                   $12,481,649.63 in total assets under management

                                                   3593 Other Accounts with $1,027,879,630 in total assets
                                                   under management(11)

         Jan H. Friedli(10)                        7 Registered Mutual Funds with $3,139,725,425.29 in total
                                                   assets under management

                                                   2 Unregistered Pooled Investment Vehicles with
                                                   $546,911,899 in total assets under management

         Scot W. Johnson(10)                       10 Registered Mutual Funds with $5,060,142,235.47 in total assets under management

                                                   2 Unregistered Pooled Investment Vehicles with
                                                   $546,911,899 in total assets under management

                                                     NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
               "NAME OF PORTFOLIO MANAGER               MANAGER AND TOTAL ASSETS BY CATEGORY
               --------------------------            --------------------------------------------

         Matthew W. Seinsheimer(10)                9 Registered Mutual Funds with $10,233,679,792.01 in total assets under management

                                                   1 Unregistered Pooled Investment Vehicle with
                                                   $12,481,649.63 in total assets under management

                                                   3593 Other Accounts with $1,027,879,630 in total assets
                                                   under management(11)

         Michael J. Simon(10)                      13 Registered Mutual Funds with $11,389,181,401.70 in
                                                   total assets under management

                                                   1 Unregistered Pooled Investment Vehicle with
                                                   $12,481,649.63 in total assets under management

                                                   3593 Other Accounts with $1,027,879,630 in total assets
                                                   under management(11)

         Bret W. Stanley(10)                       12 Registered Mutual Funds with $19,813,892,551.95 in
                                                   total assets under management

                                                   1 Unregistered Pooled Investment Vehicle with
                                                   $12,481,649.63 in total assets under management

                                                   3593 Other Accounts with $1,027,879,630 in total assets
                                                   under management(11)

         (10) Mr. Coleman, Mr. Friedli, Mr. Johnson, Mr. Seinsheimer, Mr. Simon and Mr. Stanley each began serving as portfolio managers on AIM V.I. Total Return Fund on June 1, 2005. Information on other accounts they manage has been provided as of April 29, 2005.

         (11) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models."

                       STATEMENT OF ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. Core Stock Fund
                             AIM V.I. Dynamics Fund
                        AIM V.I. Financial Services Fund
                         AIM V.I. Health Sciences Fund*
                              AIM V.I. Leisure Fund
                       AIM V.I. Small Company Growth Fund
                            AIM V.I. Technology Fund
                           AIM V.I. Total Return Fund
                             AIM V.I. Utilities Fund
                                 Series I shares
                                Series II shares

Address:
11 Greenway Plaza, Suite 100, Houston, TX 77046

Mailing Address:
P.O. Box 4739, Houston, TX 77210-4739

                                   Telephone:
                       In continental U.S., 1-800-410-4246

                                 April 29, 2005


Prospectuses for Series I and Series II shares for each of the following Funds:
AIM V.I. Core Stock Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund, AIM V.I. Total Return Fund and AIM V.I. Utilities Fund (each a "Fund", collectively, the "Funds"), dated April 29, 2005, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

* The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Health Sciences Fund has approved changing the Fund's name to "AIM V.I. Global Health Care Fund," effective July 1, 2005.

You may obtain, without charge, the current Prospectuses, SAI, annual report, and semiannual report of the Funds by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, or by calling 1-800-410-4246.

                                TABLE OF CONTENTS

The Trust................................................................... 1

Shares of Beneficial Interest............................................... 1

Investments, Policies and Risks............................................. 6

Investment Restrictions.................................................... 23

Trustees and Officers of the Trust......................................... 25

Control Persons and Principal Holders of Securities........................ 34

Management of the Funds.................................................... 34

Other Service Providers.................................................... 41

Brokerage Allocation and Other Practices................................... 42

Purchase and Redemption of Shares.......................................... 48

Dividends, Distributions and Tax Matters................................... 50

Distribution of Securities................................................. 53

Calculation of Performance Data............................................ 54

Settled Enforcement Actions and Investigations Related To Market Timing.....57

Regulatory Inquiries and Pending Litigation................................ 58

APPENDICES:

RATINGS OF DEBT SECURITIES................................................ A-1

PORTFOLIO MANAGERS.........................................................B-1

TRUSTEES AND OFFICERS..................................................... C-1

TRUSTEE COMPENSATION TABLE................................................ D-1

PROXY POLICIES AND PROCEDURES............................................. E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................... F-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO
DISTRIBUTION PLAN..........................................................G-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN...............H-1

PENDING LITIGATION........................................................ I-1

FINANCIAL STATEMENTS....................................................... FS


                                    THE TRUST

      AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-eight separate portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real Estate Fund (formerly known as INVESCO VIF - Real Estate Opportunity Fund), AIM V.I. Small Cap Equity Fund (collectively, the "AIM V.I. Funds"), and AIM V.I. Core Stock Fund (formerly known as INVESCO VIF - Core Equity Fund), AIM V.I. Dynamics Fund (formerly known as INVESCO VIF - Dynamics Fund), AIM V.I. Financial Services Fund (formerly known as INVESCO VIF - Financial Services Fund), AIM V.I. Health Sciences Fund (formerly known as INVESCO VIF - Health Sciences Fund), AIM V.I. Leisure Fund (formerly known as INVESCO VIF - Leisure Fund), AIM V.I. Small Company Growth Fund (formerly known as INVESCO VIF - Small Company Growth Fund), AIM V.I. Technology Fund (formerly known as INVESCO VIF - Technology Fund), AIM V.I. Total Return Fund (formerly known as INVESCO VIF - Total Return Fund) and AIM V.I. Utilities Fund (formerly known as INVESCO VIF - Utilities Fund) (collectively, the "Former INVESCO VIF Funds"). Except as otherwise noted, this Statement of Additional Information relates solely to the Former INVESCO VIF Funds. (A separate Statement of Additional Information relates to the AIM V.I. Funds.) Under the Agreement and Declaration of Trust, dated May 15, 2002, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

      The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series:
AIM V.I. Global Growth and Income Fund (which later merged into AIM V.I. Growth Fund on September 18, 2000), AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. Core Equity Fund was known as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund and AIM V.I. Premier Equity Fund was known as AIM V.I. Value Fund. Prior to April 30, 2004, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds were portfolios of INVESCO Variable Investment Funds, Inc. ("IVIF"), a Maryland corporation. Pursuant to an agreement and plan of reorganization, AIM V.I. Real Estate Fund and the Former INVESCO VIF Funds became portfolios of the Trust. All historical financial and other information contained in this Statement of Additional Information for periods prior to April 30, 2004 relating to the Former INVESCO VIF Funds (or class thereof) is that of the predecessor funds (or corresponding class thereof).

                          SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of insurance company separate accounts ("Contract Owners"), annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the Advisory agreement with A I M Advisors, Inc. ("AIM" or "Advisor"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS.

      The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Non-public holdings information may not be disclosed except in compliance with the Holdings Disclosure Policy.

      General Disclosures

      The Holdings Disclosure Policy permits AIM to publicly release certain portfolio holdings information of the Funds from time to time. The Funds sell their shares to life insurance companies and their separate accounts to fund interests in variable annuity and variable life insurance policies issued by such companies, but not directly to the public. Accordingly, the Policy authorizes AIM to disclose the Funds' portfolio holdings information on a non-selective basis to all insurance companies whose variable annuity and variable life insurance separate accounts invest in the Funds and with which the Funds have entered into participation agreements ("Insurance Companies"). The portfolio holdings information that AIM discloses to Insurance Companies currently includes: (a) month-end top 10 portfolio holdings (available 15 days after month end), (b) calendar quarter-end complete portfolio holdings (available 30 days after calendar quarter end), and (c) fiscal quarter complete portfolio holdings (the Funds' fiscal quarter is currently the same as the calendar quarter)(available 60-70 days after the fiscal quarter end) (collectively, "Fund Portfolio Holdings Information").

      Selective Disclosures

      SELECTIVE DISCLOSURES -- GENERAL. The Holdings Disclosure Policy permits AIM to disclose non-public portfolio holdings information on a selective basis only if: (i) such disclosures are for legitimate business purposes of a Fund and in the best interest of such Fund's shareholders, and (ii) in accordance with the approval process provided in the Policy.

The Policy requires AIM to obtain approval from the Executive Committee of A I M Management Group Inc. ("AIM Executive Committee") before it may provide selective disclosure of non-public portfolio holdings information. The AIM Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund's shareholders. The AIM Executive Committee must address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. Under the Policy, AIM may not selectively disclose non-public portfolio holdings information until it receives an executed non-disclosure agreement that provides that the recipient of the information will maintain the confidentiality of such information and will not use the information to execute securities trades. The AIM Executive Committee must approve of each party to a non-disclosure agreement. The AIM Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management.

The Policy requires AIM to report to the Funds' board the specific types of situations where it proposes selective disclosure and the situations where providing selective disclosure raises conflicts of interest between Fund shareholders and AIM or its affiliates. Pursuant to the Policy, the Board reviews the types of situations in which AIM proposes to provide selective disclosure of non-public portfolio holdings and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

The Policy requires AIM to take corrective measures if such non-public portfolio holdings information has been inadvertently disclosed on a selective basis.

The Policy also provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      SELECTIVE DISCLOSURE -- TO INSURANCE COMPANIES. The Policy permits AIM to disclose Fund Portfolio Holdings Information to Insurance Companies, upon request/on a selective basis, up to 5 days prior to the scheduled release dates of such information to allow the Insurance Companies to post the information on their websites at approximately the same time that AIM posts the same information. The Policy incorporates the Board's determination that selectively disclosing portfolio holdings information to facilitate Insurance Company's dissemination of the information on its website is a legitimate business purpose of the Funds. Insurance Companies that wish to receive such portfolio holdings information in advance must sign a non-disclosure agreement requiring them to maintain the confidentiality of the information until the later of five business days or the scheduled release dates and to refrain from using that information to execute transactions in securities. AIM does not post the portfolio holdings of the Funds to its website. Not all insurance companies that receive Fund portfolio holdings information provide such information on their websites. To obtain information about Fund portfolio holdings, please contact the life insurance company that issued your variable annuity or variable life insurance policy.

      SELECTIVE DISCLOSURE -- OF PARTIAL FUND HOLDINGS.

      The Policy also permits the selective disclosure of partial portfolio holdings information of a Fund, without Executive Committee approval as described above, if:

      (i) in the judgment of the applicable Fund's portfolio manager(s), the disclosure of such information is not harmful to the Fund's shareholders,

      (ii) the applicable Fund is not actively trading in the security; and

      (iii) the portfolio manager(s) of the applicable Fund do not have a present intent to trade in the security for the Fund.

      Subject to compliance with the foregoing, from time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. These statements may only be made if such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      Employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      Pursuant to the Holdings Disclosure Policy, the Executive Committee (the "Executive Committee") of AIM Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and must approve of any situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates.

      AIM discloses non-public portfolio holdings information to the following persons in connection with the day-to-day operations and management of the
Funds:

            -     Attorneys and accountants;

            -     Securities lending agents;

            -     Lenders to the funds;

            -     Rating and rankings agencies;

            -     Persons assisting in the voting of proxies;

            -     Fund custodians;

            -     Fund transfer agent(s) (in the event of a redemption in kind);

            - Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);

            -     Financial printers;

            - Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and

            - Analysts hired to perform research and analysis to the Fund's portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into a Non-disclosure Agreement. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

      AIM may determine, in its sole discretion, not to disclose non-public portfolio holdings or other portfolio information to a person who would otherwise be eligible to receive such information pursuant to the Holdings Disclosure Policy.

      Additionally, when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, one or more of the portfolio securities of a Fund may be disclosed. Formal Non-disclosure Agreements are not entered into in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain funds advised by AIM (the "AIM Funds") and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

                         INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are also discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board.

Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Funds' investment advisor, AIM and/or INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor"), where applicable, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower rated debt securities are often referred to as "junk bonds." AIM V.I. Small Company Growth Fund may invest up to 5% of its portfolio in such securities. AIM V.I. Core Stock Fund normally invests 5% of its assets in debt securities that are rated investment grade or better at the time of purchase; however, a portion of the Fund may invest in lower-rated debt securities. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. AIM V.I. Dynamics Fund, AIM V.I. Core Stock Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund will limit investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's or, if unrated, are judged by the Advisor and/or Sub-Advisor, where applicable, to be of equivalent quality at the time of purchase. AIM V.I. Total Return Fund may invest only in bonds rated BBB or higher by S&P or Baa or higher by Moody's, or, if unrated, are judged by the Advisor to be of equivalent quality at the time of purchase. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may under perform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to the economic, business or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks and sold in Europe/foreign countries ("Eurobonds"), and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The Advisor and/or Sub-Advisor, where applicable, may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Distributions and Tax Matters."

In addition to the instruments and strategies described below, the Advisor and/or Sub-Advisor, where applicable, may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the Advisor and/or Sub-Advisor, where applicable, employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Advisor and/or Sub-Advisor, where applicable, projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the Advisor and/or Sub-Advisor, where applicable, wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Advisor and/or Sub-Advisor, where applicable, wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the Advisor and/or Sub-Advisor, where applicable, may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Advisor and/or Sub-Advisor, where applicable, believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends, or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Advisor or Sub-Advisor anticipates. There is no assurance that the Advisor's and/or Sub-Advisor's, where applicable, use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time. The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRS -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money for temporary purposes from, other AIM Funds. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements ("REPOs") on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor and/or Sub-Advisor, where applicable, must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Board has given the Advisor and/or Sub-Advisor, where applicable, the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

LENDING PORTFOLIO SECURITIES-- The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

UNSEASONED ISSUERS -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government. A Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

      1. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (i) AIM V.I. Financial Services Fund may invest more than 25% of the value of its total assets in one or more industries relating to financial services; (ii) AIM V.I. Health Sciences Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care; (iii) AIM V.I. Leisure Fund may invest more than 25% of the value of its total assets in one or more industries relating to leisure; (iv) AIM V.I. Technology Fund may invest more than 25% of the value of its total assets in the one or more industries relating to technology; and (v) AIM V.I. Utilities Fund may invest more than 25% of the value of its total assets in one or more industries relating to the utilities industry;

      2. The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

      3. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

      4. The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

      5. The Fund may not issue senior securities, except as permitted under the 1940 Act;

      6. The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

      7. The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

      8. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

      A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

      B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

      C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following nonfundamental policy applies, which may be changed without shareholder approval:

      Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable to unsettled, the Advisor and/or Sub-Advisor, where applicable, might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so.

PORTFOLIO TURNOVER

The portfolio turnover rate for AIM V.I. Core Stock Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. A new management team (INVESCO NAM) took over October 15, 2003. Turnover increased in 2003 as this new management team transitioned the portfolio to holdings consistent with their investment philosophy and discipline. This transition was completed in the fourth quarter of 2003, so turnover decreased in 2004.

The portfolio turnover rate for the AIM V.I. Dynamics Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. A new management team led by Paul Rasplicka took over July 16, 2004. Turnover increased in 2004 over 2003 as this new management team transitioned the portfolio to holdings consistent with their investment philosophy and discipline.

The portfolio turnover rate for AIM V.I. Health Sciences Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in October of 2004.

The portfolio turnover rate for AIM V.I. Small Company Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in October of 2004.

                       TRUSTEES AND OFFICERS OF THE TRUST

BOARD OF TRUSTEES

The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of the Funds are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Funds and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix C.

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

The current members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and
(ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.

The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer;
(ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.

The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), and Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the

Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended December 31, 2004, the Valuation Committee held one meeting.

The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for
(a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held eight meetings.

TRUSTEE OWNERSHIP OF FUND SHARES

The dollar range of equity securities beneficially owned by each trustee (i) in the Trust and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix C.

FACTORS CONSIDERED IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

      The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund, as applicable, by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of each Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of each Fund.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and

      AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes should be made to the Funds and that it was not necessary to change the Funds' portfolio management teams at this time.

- Meetings with each Fund's portfolio managers and investment personnel. With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against
      (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

- Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

      After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory

Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

FACTORS CONSIDERED IN APPROVING THE SUB-ADVISORY AGREEMENT

      The sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor" or "IINA") for AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund (the "Sub-Advisory Agreement") were re-approved for AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund by the Board at an in-person meeting held on June 8, 2004. The Board considered the following factors in evaluating the fairness and reasonableness of the Sub-Advisory Agreement. In addition to considering these factors at the in-person meeting held on June 8, 2004, the Board considered certain of these factors as part of the Board's ongoing monitoring of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund.

- The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

- The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

- The performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund relative to comparable funds. The Board reviewed the performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund against the performance of funds advised by other advisors with investment strategies comparable to those of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and concluded that no changes should be made to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and that it was not necessary to change AIM V.I. Core Stock Fund's or AIM V.I. Total Return Fund's portfolio management team at this time.

- The performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund relative to indices. The Board reviewed the performance of AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund against the performance of applicable indices and concluded that no changes should be made to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and that it was not necessary to change AIM V.I. Core Stock Fund's or AIM V.I. Total Return Fund's portfolio management team at this time.

- Meetings with AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund portfolio managers and investment personnel. The Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

- Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund and concluded that such performance was satisfactory.

- Advisory fees, expense limitations and fee waivers and breakpoints and economies of scale. In reviewing these factors, the Board considered only the advisory fees charged to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund by AIM and did not consider the sub-advisory fees paid by AIM to the Sub-Advisor. The Board believes that this approach is appropriate because the sub-advisory fees have no effect on AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund or its shareholders, as they are paid by AIM rather than AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund. Furthermore, AIM and the Sub-Advisor are affiliates and the Board believes that the allocation of fees between them is a business matter, provided that the advisory fees charged to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund are fair and reasonable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to the Sub-Advisor. The Board considered the benefits realized by the Sub-Advisor as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds sub-advised by the Sub-Advisor are used to pay for research and execution services. This research is used by the Sub-Advisor in making investment decisions for each sub-advised Fund. Because such research ultimately benefits each such Fund, the Board concluded that such arrangements were appropriate.

- Sub-Advisor's financial soundness. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

      After consideration of all of the above factors, the Board found that with respect to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund: (i) the services provided to such Fund and its shareholders were adequate; and (ii) such Fund's Sub-Advisory Agreement was fair and reasonable under the circumstances. The Board therefore concluded that such Fund's Sub-Advisory Agreement was in the best interests of such Fund and its shareholders and continued such Sub-Advisory Agreement for another year.

COMPENSATION

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix D.

RETIREMENT PLAN FOR TRUSTEES

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

DEFERRED COMPENSATION AGREEMENTS

Messrs. Crockett, Dunn, Fields, Frischling and Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a director of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

AIM, the Trust, AIM Distributors and INVESCO Institutional have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by the Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

The Board of Trustees of the Trust, with respect to all Funds (except AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund), has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds' Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix E.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund to the Funds' Sub-Advisor. The investment Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended December 31, 2004 is available at our Website, http://www.AIMinvestments.com. This information is also available at the SEC Website, http://www.sec.gov.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds' shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                             MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR AND SUB-ADVISOR

A I M Advisors, Inc. ("AIM") is the investment advisor for the Funds and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional) is the sub-advisor for AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor. INVESCO Institutional is an affiliate of INVESCO and of AIM.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for AIM V.I. Core Stock Fund's and AIM V.I. Total Return Fund's day-to-day management, including each Fund's investment decisions and the execution of securities transactions with respect to the Fund.

AIM and INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $382 billion in assets under management as of December 31, 2004.

INVESTMENT ADVISORY AGREEMENT

As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and sub-advisor are free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds' accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement provides that the Funds will pay or cause to be paid all expenses of the Funds not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and its series of shares.

Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year.

Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

           FUND NAME                     ANNUAL RATE/NET ASSETS PER           MAXIMUM ADVISORY FEE RATE        MAXIMUM ADVISORY
                                             ADVISORY AGREEMENT                  AFTER JANUARY 1, 2005             FEE RATES
                                                                                                                COMMITTED UNTIL
                                                                                                                     DATE
AIM V.I. Core Stock Fund             0.75% of average daily net assets     0.695% of the first $250 million        12/31/2009
                                                                             0.67% of the next $250 million
                                                                            0.645% of the next $500 million
                                                                             0.62% of the next $1.5 billion
                                                                            0.595% of the next $2.5 billion
                                                                             0.57% of the next $2.5 billion
                                                                            0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10
                                                                                                    billion

           FUND NAME                     ANNUAL RATE/NET ASSETS PER           MAXIMUM ADVISORY FEE RATE        MAXIMUM ADVISORY
                                             ADVISORY AGREEMENT                  AFTER JANUARY 1, 2005             FEE RATES
                                                                                                                COMMITTED UNTIL
                                                                                                                     DATE
AIM V.I. Dynamics Fund               0.75% of average daily net assets     0.745% of the first $250 million        06/30/2006
                                                                             0.73% of the next $250 million
                                                                            0.715% of the next $500 million
                                                                             0.70% of the next $1.5 billion
                                                                            0.685% of the next $2.5 billion
                                                                             0.67% of the next $2.5 billion
                                                                            0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10
                                                                                                    billion

AIM V.I. Financial Services Fund     0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion
                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Health Sciences Fund        0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion
                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Leisure Fund                0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion
                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Small Company Growth        0.75% of average daily net assets     0.745% of the first $250 million        06/30/2006
Fund                                                                         0.73% of the next $250 million
                                                                            0.715% of the next $500 million
                                                                             0.70% of the next $1.5 billion
                                                                            0.685% of the next $2.5 billion
                                                                             0.67% of the next $2.5 billion
                                                                            0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10
                                                                                                    billion

           FUND NAME                     ANNUAL RATE/NET ASSETS PER           MAXIMUM ADVISORY FEE RATE        MAXIMUM ADVISORY
                                             ADVISORY AGREEMENT                  AFTER JANUARY 1, 2005             FEE RATES
                                                                                                                COMMITTED UNTIL
                                                                                                                     DATE
AIM V.I. Technology Fund             0.75% of average daily net assets      0.75% of the first $250 million        06/30/2006
                                                                             0.74% of the next $250 million
                                                                             0.73% of the next $500 million
                                                                             0.72% of the next $1.5 billion
                                                                             0.71% of the next $2.5 billion
                                                                             0.70% of the next $2.5 billion
                                                                             0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10
                                                                                                    billion

AIM V.I. Total Return Fund           0.75% of average daily net assets      0.62% of the first $250 million        06/30/2006
                                                                            0.605% of the next $250 million
                                                                             0.59% of the next $500 million
                                                                            0.575% of the next $1.5 billion
                                                                             0.56% of the next $2.5 billion
                                                                            0.545% of the next $2.5 billion
                                                                             0.53% of the next $2.5 billion
                                                                              0.515% of the excess over $10
                                                                                                    billion

AIM V.I. Utilities Fund              0.60% of average daily net assets    The current advisory fee schedule        06/30/2006
                                                                              is lower than the uniform fee
                                                                              schedule at all asset levels.

Prior to April 30, 2004, INVESCO served as investment advisor to the Funds. During the periods outlined in the table below, the Funds paid AIM (INVESCO prior to April 30, 2004) advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Funds' fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO.

For the last three fiscal periods ended December 31, the management fees payable by each Fund, the amounts waived by AIM (INVESCO prior to April 30, 2004) and the net fee paid by each Fund were as follows:

                                       Management       Management      Net Management
                                       Fee Payable      Fee Waivers         Fee Paid
                                       -----------      -----------         --------
AIM V.I. Core Stock Fund

Year Ended December 31, 2004              $742,919          $1,501            $741,418
Year Ended December 31, 2003               750,363           1,412             748,951
Year Ended December 31, 2002               877,631               0             877,631

AIM V.I. Dynamics Fund

Year Ended December 31, 2004            $1,032,136          $2,585          $1,029,551
Year Ended December 31, 2003             1,023,701          16,682           1,007,019
Year Ended December 31, 2002             1,051,264               0           1,051,264

AIM V.I. Financial Services Fund

Year Ended December 31, 2004            $1,589,014          $3,538          $1,585,476
Year Ended December 31, 2003             1,246,039           1,189           1,244,850
Year Ended December 31, 2002             1,267,644               0           1,267,644

                                       Management       Management      Net Management
                                       Fee Payable      Fee Waivers         Fee Paid
                                       -----------      -----------         --------
AIM V.I. Health Sciences Fund

Year Ended December 31, 2004            $2,740,016          $8,321          $2,731,695
Year Ended December 31, 2003             2,027,613             102           2,027,511
Year Ended December 31, 2002             2,156,447               0           2,156,447

AIM V.I. Leisure Fund

Year Ended December 31, 2004              $320,330         $22,726            $297,604
Year Ended December 31, 2003               124,471          62,608              61,863
Period Ended December 31, 2002(1)           14,113          46,676            (32,563)

AIM V.I. Small Company Growth Fund

Year Ended December 31, 2004              $338,067         $34,261            $303,806
Year Ended December 31, 2003               299,443          18,166             281,277
Year Ended December 31, 2002               256,595          12,943             243,652

AIM V.I. Technology Fund

Year Ended December 31, 2004            $1,387,379          $2,413          $1,384,966
Year Ended December 31, 2003             1,027,939           1,660           1,026,279
Year Ended December 31, 2002             1,191,165               0           1,191,165

AIM V.I. Total Return Fund

Year Ended December 31, 2004              $112,671         $87,771             $24,900
Year Ended December 31, 2003               113,552          51,446              62,106
Year Ended December 31, 2002               154,432          24,634             129,798

AIM V.I. Utilities Fund

Year Ended December 31, 2004              $614,369          $3,095            $611,274
Year Ended December 31, 2003               258,226             263             257,963
Year Ended December 31, 2002               155,471           5,254             150,217

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Funds.

AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

AIM has contractually agreed through April 30, 2006, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) for Series I shares of each Fund to the extent necessary to limit the total operating expenses of each series to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


----------
1 For the period from April 30, 2002, commencement of investment operations, to December 31, 2002.

AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisor" and in each Fund's Prospectus.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

THE SUB-ADVISORY AGREEMENT

AIM has entered into a Master Sub-Advisory contract with INVESCO Institutional to provide investment sub-advisory services to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund.

INVESCO Institutional is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). INVESCO Institutional provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

AIM and INVESCO Institutional are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).

For the services to be rendered by INVESCO Institutional under its Master Sub-Advisory Contract, the Advisor will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. On an annual basis, the sub-advisory fee is equal to 40% of the Advisor's compensation on the sub-advised assets per year.

       PORTFOLIO MANAGERS. Appendix B contains the following information regarding the portfolio managers identified in each Fund's prospectus:

            -     The dollar range of the manager's investments in each Fund.

            -     A description of the manager's compensation structure.

            - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

ADMINISTRATIVE SERVICES AGREEMENT

AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM contracts with Participating Insurance Companies to provide certain services related to operations of the Trust. These services may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing Contract owners; the maintenance of master accounts; the facilitation of purchases and redemptions requested by Contract owners; and the servicing of Contract owner accounts.

Each Participating Insurance Company negotiates the fees to be paid for the provision of these services. The cost of providing the services and the overall package of services provided may vary from one Participating Insurance Company to another. AIM does not make an independent assessment of the cost of providing such services.

The Funds have agreed to reimburse AIM for its costs in paying the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company. Any amounts paid by AIM to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by AIM out of its own financial resources.

INVESCO served as the Former INVESCO VIF Funds' administrative services agent until April 30, 2004. For the periods outlined in the table below, the Funds paid the following fees to AIM and INVESCO (if applicable, prior to the voluntary absorption of certain Fund expenses by INVESCO).

                                             Administrative
                                                Services
AIM V.I. CORE STOCK FUND
Year Ended December 31, 2004                     $284,311
Year Ended December 31, 2003                      275,129
Year Ended December 31, 2002                      320,096

AIM V.I. DYNAMICS FUND
Year Ended December 31, 2004                     $381,088
Year Ended December 31, 2003                      371,708
Year Ended December 31, 2002                      381,447

AIM V.I. FINANCIAL SERVICES FUND
Year Ended December 31, 2004                     $577,778
Year Ended December 31, 2003                      450,267
Year Ended December 31, 2002                      457,901

AIM V.I. HEALTH SCIENCES FUND
Year Ended December 31, 2004                     $994,456
Year Ended December 31, 2003                      726,423
Year Ended December 31, 2002                      771,945

AIM V.I. LEISURE FUND
Year Ended December 31, 2004                     $145,439
Year Ended December 31, 2003                       53,980
Period Ended December 31, 2002(1)                  11,653


----------
1 For the period from April 30, 2002, commencement of investment operations, to December 31, 2002.

                                             Administrative
                                                Services
AIM V.I. SMALL COMPANY GROWTH FUND
Year Ended December 31, 2004                     $146,880
Year Ended December 31, 2003                      115,803
Year Ended December 31, 2002                      100,664

AIM V.I. TECHNOLOGY FUND
Year Ended December 31, 2004                     $500,491
Year Ended December 31, 2003                      373,205
Year Ended December 31, 2002                      430,878

AIM V.I. TOTAL RETURN FUND
Year Ended December 31, 2004                      $73,369
Year Ended December 31, 2003                       50,122
Year Ended December 31, 2002                       64,566

AIM V.I. UTILITIES FUND
Year Ended December 31, 2004                     $277,440
Year Ended December 31, 2003                      124,050
Year Ended December 31, 2002                       78,666

AIM is entitled to reimbursement by a Fund for any fees waived pursuant to expense limitation commitments between AIM and the Funds if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after AIM incurred the expense.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. ("AIS" formerly, A I M Fund Services, Inc.), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds. Prior to October 1, 2003, INVESCO served as transfer agent to the Funds.

The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

                             OTHER SERVICE PROVIDERS

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds.

The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

Under their contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds' independent registered public accounting firm for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds.

Counsel to the Trust. Foley & Lardner, LLP, Washington, D.C., has advised the Trust on certain federal securities law matters.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

The following discussion applies to AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund.

BROKERAGE TRANSACTIONS

AIM makes decisions to buy and sell securities for the Funds, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

Some of the securities in which the Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

COMMISSIONS

The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Funds may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Funds may pay a broker higher commissions than those available from another broker.

Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the AIM Funds to their clients, or that act as agent in the purchase of the AIM Funds' shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

ALLOCATION OF PORTFOLIO TRANSACTIONS

AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by the Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Funds and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Funds and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Funds' ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to an AIM Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

The following discussion applies to AIM V.I. Core Stock Fund and AIM V.I. Total Return Fund.

As the investment sub-advisor to the Funds, the Sub-Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Sub-Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. The Sub-Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-Advisor considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Sub-Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Funds are consistent with prevailing and reasonable commissions, the Sub-Advisor monitors brokerage industry practices ad commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-Advisor may select brokers that provide research services to the Sub-Advisor and the Trust, as well as other mutual funds and other accounts managed by the Sub-Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Sub-Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Funds. Conversely, the Funds receive benefits of research acquired through the brokerage transactions of other clients of the Sub-Advisor.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to its clients, or that act as agent in the purchase of each Fund's shares for its clients.

BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the fiscal years outlined in the table below were:

AIM V.I. CORE STOCK FUND
Year Ended December 31, 2004              $    106,468
Year Ended December 31, 2003                    45,444
Year Ended December 31, 2002                   390,043

AIM V.I. DYNAMICS FUND
Year Ended December 31, 2004              $    468,914
Year Ended December 31, 2003                   276,545
Year Ended December 31, 2002                   589,360

AIM V.I. FINANCIAL SERVICES FUND
Year Ended December 31, 2004              $    350,290
Year Ended December 31, 2003                   107,416
Year Ended December 31, 2002                   475,588

AIM V.I. HEALTH SCIENCES FUND
Year Ended December 31, 2004              $  1,471,720
Year Ended December 31, 2003                   188,913
Year Ended December 31, 2002                 1,017,384

AIM V.I. LEISURE FUND
Year Ended December 31, 2004              $     33,290
Year Ended December 31, 2003                    12,212
Period Ended December 31, 2002(1)                9,442

AIM V.I. SMALL COMPANY GROWTH FUND
Year Ended December 31, 2004              $    352,979
Year Ended December 31, 2003                   137,507
Year Ended December 31, 2002                   235,721

AIM V.I. TECHNOLOGY FUND
Year Ended December 31, 2004              $    992,768
Year Ended December 31, 2003                   153,086
Year Ended December 31, 2002                   796,880

AIM V.I. TOTAL RETURN FUND
Year Ended December 31, 2004              $      9,434
Year Ended December 31, 2003                     2,476
Year Ended December 31, 2002                    93,522

AIM V.I. UTILITIES FUND
Year Ended December 31, 2004              $    273,041
Year Ended December 31, 2003                    57,944
Year Ended December 31, 2002                   169,221

----------
1 For the period from April 30, 2002 (date operations commenced) to December 31, 2002.

Foreign equity securities held by a Fund in the form of ADRs or EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

During the last year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM and INVESCO with certain research, statistics and other information:

                                                           RELATED BROKERAGE(1)
                 FUND                   TRANSACTIONS(1)         COMMISSIONS
                 ----                   ---------------         -----------
AIM V.I. Core Stock Fund             $    84,897,045.63    $      99,230.00
AIM V.I. Dynamics Fund                   432,132,930.42          950,662.86
AIM V.I. Financial Services Fund         380,252,230.68          561,966.67
AIM V.I. Health Sciences Fund          1,611,633,234.46        2,574,842.90
AIM V.I. Leisure Fund                     32,307,776.67           60,785.48
AIM V.I. Small Company Growth Fund       164,021,140.38          587,541.93
AIM V.I. Technology Fund                 633,538,250.60        1,615,402.82
AIM V.I. Total Return Fund                 7,597,175.83            8,856.00
AIM V.I. Utilities Fund                  243,886,577.07          483,124.22

----------
1 Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

REGULAR BROKERS OR DEALERS

During the fiscal year ended December 31, 2004, each Fund, except AIM V.I. Dynamics Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Technology Fund and AIM V.I. Utilities Fund, held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

         FUND/ISSUER                    SECURITY               MARKET VALUE
AIM V.I. Core Stock Fund
  Goldman Sachs Group, Inc.           Common Stock         $     2,517,768
  (The)
  Merrill Lynch & Co., Inc.           Common Stock         $     1,763,215
  Morgan Stanley                      Common Stock         $     2,315,184
AIM V.I. Financial Services Fund
  Goldman Sachs Group, Inc.  (The)    Common Stock         $     5,295,636
  Lehman Brothers Holdings Inc.       Common Stock         $     2,423,196
  Merrill Lynch & Co., Inc.           Common Stock         $     9,449,637
  Morgan Stanley                      Common Stock         $     1,782,192
AIM V.I. Small Company
Growth Fund
  Knight Trading Group, Inc.          Common Stock         $       335,070

         FUND/ISSUER                    SECURITY               MARKET VALUE
AIM V.I. Total Return Fund
  Goldman Sachs Group, Inc. (The)     Common Stock         $       241,373
  Merrill Lynch & Co., Inc.           Common Stock         $       168,551
  Morgan Stanley                      Common Stock         $       221,525
  Goldman Sachs Group, Inc. (The)    Bonds & Notes         $        14,867
  Lehman Brothers Holdings Inc.      Bonds & Notes         $         9,910
  Merrill Lynch & Co., Inc.          Bonds & Notes         $         5,090
  Morgan Stanley                     Bonds & Notes         $        51,812


Neither AIM nor INVESCO or any affiliate of AIM and INVESCO receive any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between AIM nor INVESCO or any person affiliated with AIM nor INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

ALLOCATION OF PORTFOLIO TRANSACTIONS

AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Often times, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPO's by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                        PURCHASE AND REDEMPTION OF SHARES

The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

The Board monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contractors or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

Calculation of Net Asset Value

Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Occasionally, events affecting the values of such foreign securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

Redemption In Kind

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

Payments to Participating Insurance Companies

AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies in addition to or in lieu of Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

It is the present policy of the Funds to declare and distribute dividends representing substantially all net investment income as follows:

                                                   DIVIDENDS           DIVIDENDS
                                                   DECLARED               PAID
                                                   ---------           ---------
AIM V.I. Core Stock Fund........................   annually            annually
AIM V.I. Dynamics Fund..........................   annually            annually
AIM V.I. Financial Services Fund................   annually            annually
AIM V.I. Health Sciences Fund...................   annually            annually
AIM V.I. Leisure Fund...........................   annually            annually
AIM V.I. Small Company Growth Fund..............   annually            annually


                                                   DIVIDENDS           DIVIDENDS
                                                   DECLARED               PAID
                                                   ---------           ---------
AIM V.I. Technology Fund........................   annually            annually
AIM V.I. Total Return Fund......................   annually            annually
AIM V.I. Utilities Fund.........................   annually            annually

All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.

It is the present policy of each Fund to declare and pay net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gain to separate accounts of participating life insurance companies. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its investment company taxable income and net capital gain.

In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs).

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income for the taxable year; and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the distribution requirement.

Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Series II shares of the Funds. Distribution activities appropriate for financing under the Plan include, but are not limited to, the following: expenses relating to the development, preparation, printing and distribution of advertisements and sales literature and other promotional materials describing and/or relating to the Fund; expenses of training sales personnel regarding the Fund; expenses of organizing and conducting seminars and sales meetings designed to promote the distribution of the Series II shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Series II shares to fund variable annuity and variable insurance contracts investing directly in the Series II shares; compensation to sales personnel in connection with the allocation of cash values and premium of variable annuity and variable insurance contracts to investments in the Series II shares; compensation to and expenses of employees of AIM Distributors, including overhead and telephone expenses, who engage in the distribution of the Series II shares; and the costs of administering the Plan.

Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Trust during periods when the Trust has suspended or otherwise limited sales. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

AIM Distributors has contractually agreed through April 30, 2006, to reimburse Rule 12b-1 distribution plan fees for Series II shares of the Funds to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.

AIM Distributors has entered into agreements with Participating Insurance Companies and other financial intermediaries to provide the distribution services in furtherance of the Plan. Currently, AIM Distributors pays Participating Insurance Companies and others at the annual rate of 0.25% of average daily net assets of Series II shares attributable to the Contracts issued by the Participating Insurance Company as compensation for providing such distribution services. AIM Distributors does not act as principal, but rather as agent for the Funds, in making distribution service payments. These payments are an obligation of the Funds and not of AIM Distributors.

See Appendix G for a list of the amounts paid by Series II shares to AIM Distributors pursuant to the Plan for the year, or period, ended December 31, 2004 and Appendix H for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2004.

As required by Rule 12b-1, the Plan approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each Series II class of the Funds and its respective shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust's liquidity needs and helping to increase the Trust's investment flexibility.

Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan requires AIM Distributors to provide the Board at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plan. A Plan may be terminated as to any Fund or Series II shares by the vote of a majority of the Rule 12b-1 Trustees or, with respect to the Series II shares, by the vote of a majority of the outstanding voting securities of the Series II shares.

Any change in the Plan that would increase materially the distribution expenses paid by the Series II shares requires shareholder approval. No material amendment to the Plan may be made unless approved by the affirmative vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called for the purpose of voting upon such amendment.

DISTRIBUTOR

The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Funds."

The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

                         CALCULATION OF PERFORMANCE DATA

Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

Certain Funds may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Series II shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Series I shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Series II shares since their inception and the restated historical performance of the Funds' Series I shares (for periods prior to inception of the Series II shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Series II shares.

A restated or blended performance calculation may be used to derive the following for all Funds: (i) standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and (ii) non-standardized cumulative total returns over a stated period.

     The standard formula for calculating average annual total return is as follows:

                          P(1+T)[to the power of]n=ERV

Where    P     =  a hypothetical initial payment of $1,000;
         T     =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods);
         n     =  number of years; and
         ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Average annual total returns for each Fund, with respect to its Series I shares and Series II for the one-, five-, and since inception periods ended December 31, 2004, was:

                                                                 SINCE        INCEPTION
NAME OF FUND                           1 YEAR      5 YEAR      INCEPTION        DATE
AIM V.I. Core Stock Fund
      Series I                           4.24%     (0.27%)       10.22%        08/09/94
      Series II*                         3.99%     (0.51%)        9.95%        04/30/04
AIM V.I. Dynamics Fund
      Series I                          13.34%     (6.71%)        4.23%        08/22/97
      Series II*                        13.07%     (6.94%)        3.97%        04/30/04
AIM V.I. Financial Services Fund
      Series I                           8.68%      6.15%         7.93%        09/20/99
      Series II*                         8.44%      5.89%         7.67%        04/30/04
AIM V.I. Health Sciences Fund
      Series I                           7.57%      3.45%         9.24%        05/21/97
      Series II*                         7.25%      3.19%         8.96%        04/30/04
AIM V.I. Leisure Fund
      Series I                           13.40%      N/A          8.48%        04/30/02
      Series II                          13.22%      N/A          8.24%        04/30/04
AIM V.I. Small Company Growth Fund
      Series I                           13.90%    (6.23%)        6.57%        08/22/97
      Series II*                         13.73%    (6.44%)        6.32%        04/30/04

-----------------------
* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004.

NAME OF FUND                           1 YEAR      5 YEAR      INCEPTION        DATE
AIM V.I. Technology Fund
      Series I                          4.63%     (19.63%)        3.00%        05/20/97
      Series II*                        4.21%     (19.86%)        2.72%        04/30/04
AIM V.I. Total Return Fund
      Series I                          3.73%       0.98%         6.53%        06/01/94
      Series II*                        3.48%       0.73%         6.26%        04/30/04
AIM V.I. Utilities Fund
      Series I                         23.56%      (3.82%)        6.44%        12/30/94
      Series II*                       23.24%      (4.07%)        6.18%        04/30/04

-----------------------
* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004.

Performance Information

All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad based Lipper general fund groupings:

                                              Lipper Mutual
      Fund                                    Fund Category
      ----                                    -------------

      AIM V.I. Core Stock Fund                Large-Cap Core Funds
      AIM V.I. Dynamics Fund                  Mid-Cap Growth Funds
      AIM V.I. Financial Services Fund        Financial Services Funds
      AIM V.I. Health Sciences Fund           Health/Biotechnology Funds
      AIM V.I. Leisure Fund                   None
      AIM V.I. Small Company Growth Fund      Small-Cap Growth Funds
      AIM V.I. Technology Fund                Science and Technology Funds
      AIM V.I. Total Return Fund              Balanced Funds
      AIM V.I. Utilities Fund                 Utility Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

American Association of Individual Investors' Journal
Arizona Republic
Banxquote
Barron's
Bloomberg News
Boston Globe
Business Week
CNBC
CNN
Chicago Sun-Times
Chicago Tribune
Denver Business Journal
Denver Post
Dow Jones News Wire
Financial Times
Forbes
Fortune
Ibbotson Associates, Inc.
Institutional Investor
Investor's Business Daily
Kiplinger's Personal Finance
Lipper Inc.'s Mutual Fund Performance Analysis
Los Angeles Times
Money Magazine
Morningstar
Mutual Funds Magazine
New York Times
Rocky Mountain News
Smart Money
The Bond Buyer
Time
U.S. News and World Report
USA Today
Wall Street Journal
Wiesenberger Investment Companies Services

     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, IFG (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the SEC, the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, AIM Distributors (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that AIM Distributors violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and AIM Distributors agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and AIM Distributors will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

                   REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, NASD, the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

Pending Regulatory Civil Action Alleging Market Timing

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix I-1.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix I-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix I-1.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix I-2.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, AIM Distributors and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix I-3.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix I-4.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix I-5.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on April 25, 2005, is set forth in Appendix I-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

Moody's corporate ratings areas follows:

AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S SHORT-TERM PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's municipal ratings are as follows:

Moody's U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MOODY'S MIG/VMIG US SHORT-TERM RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

S&P Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

S&P SHORT-TERM MUNICIPAL RATINGS

An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal. DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                               PORTFOLIO MANAGERS

                             As of December 31, 2004


                            INVESTMENTS IN EACH FUND

      Shares of each Fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Because individuals cannot directly purchase or otherwise invest in shares of any of the Funds, the portfolio managers listed below do not have investments in the corresponding Funds that they manage.

----------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                    DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
----------------------------------------------------------------------------------------
                            AIM V.I. CORE STOCK FUND
----------------------------------------------------------------------------------------
John W. Ferreby                                                None
Carl W. Hafele                                                 None
Richard E. Herrmann                                            None
J. Jeffrey Krumpelman                                          None
Alfred H. Shepard                                              None
----------------------------------------------------------------------------------------
                             AIM V.I. DYNAMICS FUND
----------------------------------------------------------------------------------------
Karl Farmer(2)                                                 None
Paul J. Rasplicka                                              None
----------------------------------------------------------------------------------------
                        AIM V.I. FINANCIAL SERVICES FUND
----------------------------------------------------------------------------------------
Michael J. Simon                                               None
Meggan M. Walsh                                                None
----------------------------------------------------------------------------------------
                          AIM V.I. HEALTH SCIENCES FUND
----------------------------------------------------------------------------------------
Kirk L. Anderson                                               None
Sunaina A. Murthy                                              None
Derek M. Taner                                                 None
Bryan A. Unterhalter                                           None
Michael Yellen                                                 None
----------------------------------------------------------------------------------------
                              AIM V.I. LEISURE FUND
----------------------------------------------------------------------------------------
Mark Greenberg                                                 None
----------------------------------------------------------------------------------------
                       AIM V.I. SMALL COMPANY GROWTH FUND
----------------------------------------------------------------------------------------
Jay K. Rushin                                                  None
----------------------------------------------------------------------------------------]

--------------------
1 This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2 Mr. Farmer began serving as portfolio manager on AIM V.I. Dynamics Fund on April 29, 2005.

----------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                    DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
----------------------------------------------------------------------------------------
                            AIM V.I. TECHNOLOGY FUND
----------------------------------------------------------------------------------------
Michelle Fenton                                               None
William Keithler                                              None
----------------------------------------------------------------------------------------
                           AIM V.I. TOTAL RETURN FUND
----------------------------------------------------------------------------------------
Kenneth R. Bowling                                            None
John W. Ferreby                                               None
Carl W. Hafele                                                None
Richard E. Herrmann                                           None
Steve Johnson                                                 None
J. Jeffrey Krumpelman                                         None
Alfred H. Shepard                                             None
----------------------------------------------------------------------------------------
                             AIM V.I. UTILITIES FUND
----------------------------------------------------------------------------------------
John Segner                                                   None
----------------------------------------------------------------------------------------

Description of Compensation Structure

A I M ADVISORS, INC.

      AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

      High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

--------------------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC.

Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups.. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004

      AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
                                                      TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------
                                     AIM V.I. CORE STOCK FUND
------------------------------------------------------------------------------------------------------------
John W. Ferreby            3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
Carl W. Hafele             3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
Richard E. Herrmann        3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
J. Jeffrey Krumpelman      3 Registered Mutual Funds with $2,471,605,826 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
                                                      TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------
                           3 Registered Mutual Funds with $2,471,605,826 in total assets under management
Alfred H. Shepard
                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
Karl Farmer(3)             8 Registered Mutual Funds with $2,991,984,685 in total assets under management
------------------------------------------------------------------------------------------------------------
Paul J. Rasplicka          6 Registered Mutual Funds with $4,302,260,220 in total assets under management
------------------------------------------------------------------------------------------------------------
                                     AIM V.I. FINANCIAL SERVICES FUND
------------------------------------------------------------------------------------------------------------
Michael J. Simon           12 Registered Mutual Funds with $12,219,224,703 in total assets under management

                           1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                           3596 Other Accounts with $1,078,482,755 in total assets under management(4)
------------------------------------------------------------------------------------------------------------
Meggan M. Walsh            3 Registered Mutual Funds with $1,187,074,466 in total assets under management
------------------------------------------------------------------------------------------------------------
                                    AIM V.I. HEALTH SCIENCES FUND
------------------------------------------------------------------------------------------------------------
Kirk L. Anderson           16 Registered Mutual Funds with $8,083,747,737 in total assets under management, including 1 fund that pays performance-based fees with $164,777,217 in total assets under management

                           3 Unregistered Pooled Investment Vehicles with $405,791,235 in total assets under management
------------------------------------------------------------------------------------------------------------
Sunaina A. Murthy(5)       None
------------------------------------------------------------------------------------------------------------

--------------------
(3) Mr. Farmer began serving as portfolio manager on April 29, 2005. Information on other accounts that he manages has been provided as of March 31, 2005.

(4) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(5) Ms. Murthy began serving as senior analyst and Mr. Farmer began serving as portfolio managers on AIM V.I. Health Sciences Fund on April 29, 2005. Information on either accounts that they manage has been provided as of March 31, 2005.

------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
                                                      TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------
Derek M. Taner(6)          None
------------------------------------------------------------------------------------------------------------
Bryan A. Unterhalter       13 Registered Mutual Funds with $10,873,449,719 in total assets under management, including 1 fund that pays performance-based fees with $164,777,217 in total assets under management

                           4 Unregistered Pooled Investment Vehicles with $487,277,633 in total assets under management
------------------------------------------------------------------------------------------------------------
Michael Yellen             8 Registered Mutual Funds with $2,248,547,876 in total assets under management, including 1 fund that pays performance-based fees with $164,777,217 in total assets under management

                           3 Unregistered Pooled Investment Vehicles with $405,277,235 in total assets under management
------------------------------------------------------------------------------------------------------------
                                     AIM V.I. LEISURE FUND
------------------------------------------------------------------------------------------------------------
Mark Greenberg             2 Registered Mutual Funds with $1,049,621,606 in total assets under management

                           2 Unregistered Pooled Investment Vehicles with $135,529,767 in total assets under management
------------------------------------------------------------------------------------------------------------
                               AIM V.I. SMALL COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------
Jay K. Rushin              11 Registered Mutual Funds with $4,052,302,206 in total assets under management
------------------------------------------------------------------------------------------------------------
                                    AIM V.I. TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------
Michelle Fenton            2 Registered Mutual Funds with $1,691,805,157 in total assets under management

                           3 Unregistered Pooled Investment Vehicles with $418,828,691 in total assets under management
------------------------------------------------------------------------------------------------------------
William Keithler           3 Registered Mutual Funds with $1,788,998,002 in total assets under management

                           4 Unregistered Pooled Investment Vehicles with $580,041,171 in total assets under management
------------------------------------------------------------------------------------------------------------
                                   AIM V.I. TOTAL RETURN FUND
------------------------------------------------------------------------------------------------------------
Kenneth R. Bowling         1 Registered Mutual Fund with $638,832,149 in total assets under management
------------------------------------------------------------------------------------------------------------
John W. Ferreby            3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,737,378 in total assets under management
------------------------------------------------------------------------------------------------------------

--------------------
(6) Ms. Murthy began serving as senior analyst and Mr. Farmer began serving as portfolio managers on AIM V.I. Health Sciences Fund on April 29, 2005. Information on either accounts that they manage has been provided as of March 31, 2005.

------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
                                                      TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------
Carl W. Hafele             3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
Richard E. Herrmann        3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
Stephen M. Johnson         1 Registered Mutual Fund with $638,832,149 in total assets under management
------------------------------------------------------------------------------------------------------------
J. Jeffrey Krumpelman      3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
Alfred H. Shepard          3 Registered Mutual Funds with $2,555,315,513 in total assets under management

                           11 Unregistered Pooled Investment Vehicles with $588,996,448 in total assets under management

                           320 Other Accounts with $10,806,767,378 in total assets under management
------------------------------------------------------------------------------------------------------------
                                   AIM V.I. UTILITIES FUND
------------------------------------------------------------------------------------------------------------
John Segner                4 Registered Mutual Funds with $911,962,375 in total assets under management

                           2 Unregistered Pooled Investment Vehicles with $88,073,909 in total assets under management
------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

      AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX C

                              TRUSTEES AND OFFICERS

                              As of March 31, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

---------------------------------------------------------------------------------------------------------------------------
                                   TRUSTEE
    NAME, YEAR OF BIRTH AND         AND/OR                                                               OTHER
   POSITION(S) HELD WITH THE       OFFICER         PRINCIPAL OCCUPATION(S) DURING PAST 5            DIRECTORSHIP(S)
             TRUST                  SINCE                          YEARS                            HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) --  1946         1993     Director and Chairman, A I M Management Group     None
Trustee, Vice Chair and                       Inc. (financial services holding company);
President                                     Director and Vice Chairman, AMVESCAP PLC; and
                                              Chairman, AMVESCAP PLC -  AIM Division (parent
                                              of AIM and a global investment management firm)

                                              Formerly: President and Chief Executive
                                              Officer, A I M Management Group Inc.; Director,
                                              Chairman and President, A I M Advisors, Inc.
                                              (registered investment advisor); Director and
                                              Chairman, A I M Capital Management, Inc.
                                              (registered investment advisor), A I M
                                              Distributors, Inc. (registered broker dealer),
                                              AIM Investment Services, Inc. (registered
                                              transfer agent), and Fund Management Company
                                              (registered broker dealer); and Chief Executive
                                              Officer, AMVESCAP PLC - Managed Products
---------------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2) -- 1951        2003     Director, President and Chief Executive           None
Trustee and Executive Vice                    Officer, A I M Management Group Inc. (financial
President                                     services holding company); Director, Chairman
                                              and President, A I M Advisors, Inc. (registered
                                              investment advisor); Director, A I M Capital
                                              Management, Inc. (registered investment
                                              advisor) and A I M Distributors, Inc.
                                              (registered broker dealer), Director and
                                              Chairman, AIM Investment Services, Inc.
                                              (registered transfer agent), Fund
---------------------------------------------------------------------------------------------------------------------------

-----------------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

---------------------------------------------------------------------------------------------------------------------------
                                   TRUSTEE
    NAME, YEAR OF BIRTH AND         AND/OR                                                               OTHER
   POSITION(S) HELD WITH THE       OFFICER         PRINCIPAL OCCUPATION(S) DURING PAST 5            DIRECTORSHIP(S)
             TRUST                  SINCE                          YEARS                            HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                              Management Company (registered broker dealer)
                                              and INVESCO Distributors, Inc.; and Chief
                                              Executive Officer, AMVESCAP PLC - AIM Division
                                              (parent of AIM and a global investment
                                              management firm)

                                              Formerly: Director, Chairman, President and
                                              Chief Executive Officer, INVESCO Funds Group,
                                              Inc.; President and Chief Executive Officer,
                                              INVESCO Distributors, Inc.;  and Chief
                                              Executive Officer, AMVESCAP PLC - Managed
                                              Products
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett(3) -- 1944         1993     Chairman, Crockett Technology Associates          ACE Limited (insurance
Trustee and Chair                             (technology consulting company)                   company); and Captaris,
                                                                                                Inc. (unified messaging
                                                                                                provider)
---------------------------------------------------------------------------------------------------------------------------
Bob R. Baker - 1936                  2004     Retired                                           None
Trustee

---------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939              2001     Retired                                           Badgley Funds, Inc.
Trustee                                                                                         (registered investment
                                              Formerly:  Partner, law firm of Baker & McKenzie  company)
---------------------------------------------------------------------------------------------------------------------------
James T. Bunch - 1942                2004     Co-President and Founder, Green, Manning &        None
Trustee                                       Bunch Ltd. (investment banking firm); and
                                              Director, Policy Studies, Inc. and Van Gilder
                                              Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden --  1941            2000     Director of a number of public and private        None
Trustee                                       business corporations, including the Boss
                                              Group, Ltd. (private investment and
                                              management); Cortland Trust, Inc. (Chairman)
                                              (registered investment company); Annuity and
                                              Life Re (Holdings), Ltd. (insurance company);
                                              and CompuDyne Corporation (provider of products
                                              and
---------------------------------------------------------------------------------------------------------------------------

-----------------
(3)   Mr. Crockett was elected Chair of the Board effective October 4, 2004.

---------------------------------------------------------------------------------------------------------------------------
                                   TRUSTEE
    NAME, YEAR OF BIRTH AND         AND/OR                                                               OTHER
   POSITION(S) HELD WITH THE       OFFICER         PRINCIPAL OCCUPATION(S) DURING PAST 5            DIRECTORSHIP(S)
             TRUST                  SINCE                          YEARS                            HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                              services to the public security market)

                                              Formerly: Director, President and Chief
                                              Executive Officer, Volvo Group North America,
                                              Inc.; Senior Vice President, AB Volvo; and
                                              director of various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935          1998     Retired                                           None
Trustee
                                              Formerly: Chairman, Mercantile Mortgage Corp.;
                                              President and  Chief Operating Officer,
                                              Mercantile-Safe Deposit & Trust Co.; and
                                              President, Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952               1997     Chief Executive Officer, Twenty First Century     Administaff, and
Trustee                                       Group, Inc. (government affairs company); and     Discovery Global
                                              Owner, Dos Angelos Ranch, L.P.                    Education Fund
                                                                                                (non-profit)
                                              Formerly: Chief Executive Officer, Texana
                                              Timber LP (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937              1993     Partner, law firm of Kramer Levin Naftalis and    Cortland Trust, Inc.
Trustee                                       Frankel LLP                                       (registered investment
                                                                                                company)
---------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis - 1933               2004     Chairman, Lawsuit Resolution Services (San        General Chemical Group,
Trustee                                       Diego, California)                                Inc.
---------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950           1998     Formerly:  Chief Executive Officer, YWCA of the   None
Trustee                                       USA
---------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942             1993     Partner, law firm of Pennock & Cooper             None
Trustee
---------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935              2001     Retired                                           None
Trustee
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                   TRUSTEE
    NAME, YEAR OF BIRTH AND         AND/OR                                                               OTHER
   POSITION(S) HELD WITH THE       OFFICER         PRINCIPAL OCCUPATION(S) DURING PAST 5            DIRECTORSHIP(S)
             TRUST                  SINCE                          YEARS                            HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Larry Soll - 1942                    2004     Retired                                           None
Trustee
---------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley(4) -  1959          2004     Senior Vice President, A I M Management Group     N/A
Senior Vice President and Chief               Inc. (financial services holding company);
Compliance Officer                            Senior Vice President and Chief Compliance
                                              Officer, A I M Advisors, Inc.; Vice President
                                              and Chief Compliance Officer, A I M Capital
                                              Management, Inc., and Vice President, A I M
                                              Distributors, Inc.; AIM Investment Services,
                                              Inc. and Fund Management Company

                                              Formerly:  Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds;
                                              and Chief Compliance Officer, A I M
                                              Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------
Russell C. Burk(5) - 1958            2005     Formerly:  Director of Compliance and Assistant   N/A
Senior Vice President                         General Counsel, ICON Advisers, Inc.; Financial
                                              Consultant, Merrill Lynch; General Counsel and
                                              Director of Compliance, ALPS Mutual Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------
                                     2003     Director, Senior Vice President, Secretary and    N/A
Kevin M. Carome -- 1956                       General Counsel, A I M Management Group Inc.
Senior Vice President,                        (financial services holding company) and A I M
Chief Legal Officer and                       Advisors, Inc.; Director and Vice President,
Secretary                                     INVESCO Distributors, Inc.; Vice President, A I
                                              M Capital Management, Inc., and AIM Investment
                                              Services, Inc.; Director, Vice President and
                                              General Counsel, Fund Management Company; and
                                              Senior Vice President, A I M Distributors, Inc.

                                              Formerly:  Vice President, A I M Distributors,
                                              Inc.; Senior Vice President and General
                                              Counsel, Liberty Financial Companies, Inc.; and
                                              Senior Vice President and General Counsel,
                                              Liberty Funds Group, LLC
---------------------------------------------------------------------------------------------------------------------------

----------------
(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

---------------------------------------------------------------------------------------------------------------------------
                                   TRUSTEE
    NAME, YEAR OF BIRTH AND         AND/OR                                                               OTHER
   POSITION(S) HELD WITH THE       OFFICER         PRINCIPAL OCCUPATION(S) DURING PAST 5            DIRECTORSHIP(S)
             TRUST                  SINCE                          YEARS                            HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Robert G. Alley - 1948            1993        Managing Director, Chief Fixed Income Officer     N/A
Vice President                                and Senior Investment Officer, A I M Capital
                                              Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------
                                  1993        Managing Director and Director of Money Market    N/A
Stuart W. Coco -- 1955                        Research and Special Projects, A I M Capital
Vice President                                Management, Inc.; and Vice President, A I M
                                              Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------
                                  2004        Vice President and Fund Treasurer, A I M          N/A
Sidney M. Dilgren - 1961                      Advisors, Inc.
Vice President and Treasurer
                                              Formerly:  Vice President, A I M Distributors,
                                              Inc.; and Senior Vice President, AIM Investment
                                              Services, Inc.
---------------------------------------------------------------------------------------------------------------------------
J. Philip Ferguson(6) -- 1945     2005        Senior Vice President and Chief Investment        N/A
Vice President                                Officer, A I M Advisors Inc.; Director,
                                              Chairman, Chief Executive Officer, President
                                              and Chief Investment Officer, A I M Capital
                                              Management, Inc; Executive Vice President, A I
                                              M Management Group Inc.

                                              Formerly:  Senior Vice President, AIM Private
                                              Asset Management, Inc.; Chief Equity Officer,
                                              and Senior Investment Officer, A I M Capital
                                              Management, Inc.; and Managing Partner, Beutel,
                                              Goodman Capital Management
---------------------------------------------------------------------------------------------------------------------------
                                  2004        Senior Vice President and Senior Portfolio        N/A
Mark D. Greenberg -- 1957                     Manager, A I M Capital Management, Inc.
Vice President
                                              Formerly:  Senior Vice President and Senior
                                              Portfolio Manager, INVESCO Institutional
                                              (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------

----------------

(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

---------------------------------------------------------------------------------------------------------------------------
                                   TRUSTEE
    NAME, YEAR OF BIRTH AND         AND/OR                                                               OTHER
   POSITION(S) HELD WITH THE       OFFICER         PRINCIPAL OCCUPATION(S) DURING PAST 5            DIRECTORSHIP(S)
             TRUST                  SINCE                          YEARS                            HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
William R. Keithler -- 1952       2004        Senior Vice President and Senior Portfolio        N/A
Vice President                                Manager, A I M Capital Management, Inc.

                                              Formerly:  Senior Vice President, Director of
                                              Sector Management and Senior Portfolio Manager,
                                              INVESCO Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley -- 1960                                                                       N/A
---------------------------------------------------------------------------------------------------------------------------

                        TRUSTEE OWNERSHIP OF FUND SHARES

                              AS OF MARCH 31, 2005

---------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                             DOLLAR RANGE OF EQUITY SECURITIES        TRUSTEE IN THE AIM FAMILY OF
      NAME OF TRUSTEE                    PER FUND(7)                            FUNDS(R)
---------------------------------------------------------------------------------------------------
Robert H. Graham           V.I. Core Stock       Over $100,00                 Over $100,000
                           V.I. Growth          Over $100,000
---------------------------------------------------------------------------------------------------
Mark H. Williamson                          -0-                               Over $100,000
---------------------------------------------------------------------------------------------------
Bob R. Baker                                -0-                               Over $100,000
---------------------------------------------------------------------------------------------------
Frank S. Bayley                             -0-                               Over $100,000
---------------------------------------------------------------------------------------------------
James T. Bunch                              -0-                               Over $100,000
---------------------------------------------------------------------------------------------------
Bruce L. Crockett                           -0-                            $50,001 - $100,000
---------------------------------------------------------------------------------------------------
Albert R. Dowden                            -0-                               Over $100,000
---------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                         -0-                              Over $100,000(8)
---------------------------------------------------------------------------------------------------
Jack M. Fields                              -0-                              Over $100,000(8)
---------------------------------------------------------------------------------------------------
Carl Frischling                             -0-                              Over $100,000(8)
---------------------------------------------------------------------------------------------------
Gerald J. Lewis                             -0-                               Over $100,000
---------------------------------------------------------------------------------------------------
Prema Mathai-Davis                          -0-                               $1 - $10,000(8)
---------------------------------------------------------------------------------------------------
Lewis F. Pennock                            -0-                               Over $100,000
---------------------------------------------------------------------------------------------------
Ruth H. Quigley                             -0-                             $10,001 - $50,000
---------------------------------------------------------------------------------------------------
Larry Soll                                  -0-                               Over $100,000
---------------------------------------------------------------------------------------------------

(7) During the above period, no Trustee had any equity securities in the Funds.

(8) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:

---------------------------------------------------------------------------------------------
                                                              ESTIMATED
                                                                ANNUAL
                                            RETIREMENT         BENEFITS
                          AGGREGATE          BENEFITS            UPON               TOTAL
                         COMPENSATION         ACCRUED         RETIREMENT         COMPENSATION
                           FROM THE           BY ALL         FROM ALL AIM        FROM ALL AIM
    TRUSTEE              TRUST(1) (2)      AIM FUNDS(3)        FUNDS(4)          FUNDS(5) (6)
---------------------------------------------------------------------------------------------
Bob R. Baker                $26,712          $198,871          $144,786            $189,750
---------------------------------------------------------------------------------------------
Frank S. Bayley              29,676           175,241           112,500             193,500
---------------------------------------------------------------------------------------------
James T. Bunch               26,098           143,455           112,500             186,000
---------------------------------------------------------------------------------------------
Bruce L. Crockett            34,592            75,638           112,500             223,500
---------------------------------------------------------------------------------------------
Albert R. Dowden             29,514            93,210           112,500             192,500
---------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.          29,676           133,390           112,500             193,500
---------------------------------------------------------------------------------------------
Jack M. Fields               28,447            48,070           112,500             186,000
---------------------------------------------------------------------------------------------
Carl Frischling(7)           28,322            62,040           112,500             185,000
---------------------------------------------------------------------------------------------
Gerald J. Lewis              26,098           143,455           112,500             186,000
---------------------------------------------------------------------------------------------
Prema Mathai-Davis           29,062            55,768           112,500             189,750
---------------------------------------------------------------------------------------------
Lewis F. Pennock             28,447            80,777           112,500             186,000
---------------------------------------------------------------------------------------------
Ruth H. Quigley              29,062           154,767           112,500             189,750
---------------------------------------------------------------------------------------------
Louis S. Sklar(8)            28,447           115,160           101,250             186,000
---------------------------------------------------------------------------------------------
Larry Soll                   26,098           184,356           130,823             186,000
---------------------------------------------------------------------------------------------

(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $101,508.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $5,770 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $132,892.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended December 31, 2004 the Trust paid $84,715 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)   Mr. Sklar retired as a trustee on December 31, 2004.

                                   APPENDIX E

PROXY POLICIES AND PROCEDURES

                         (as amended September 16, 2004)

THE PROXY VOTING POLICIES APPLICABLE TO EACH FUND (EXCEPT AIM V.I. CORE STOCK FUND AND AIM V.I. TOTAL RETURN FUND)

A.    PROXY POLICIES

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.    BOARDS OF DIRECTORS

            A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

            There are some actions by directors that should result in votes being withheld. These instances include directors who:

            o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

            o Attend less than 75 percent of the board and committee meetings without a valid excuse;

            o Implement or renew a dead-hand or modified dead-hand poison pill;

            o     Sit on the boards of an excessive number of companies;

            o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

            o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            o Long-term financial performance of the target company relative to its industry;

            o     Management's track record;

            o     Portfolio manager's assessment;

            o     Qualifications of director nominees (both slates);

            o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

            o     Background to the proxy contest.

      II.   INDEPENDENT AUDITORS

            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

            o It is not clear that the auditors will be able to fulfill their function;

            o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III.  COMPENSATION PROGRAMS

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

            o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

            o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

            o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

            o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.   CORPORATE MATTERS

            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

            o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

            o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

            o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.    SHAREHOLDER PROPOSALS

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            o We will generally abstain from shareholder social and environmental proposals.

            o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

            o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

            o We will generally vote for proposals to lower barriers to shareholder action.

            o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.   OTHER

            o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

            o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

            o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

            AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

            THE PROXY VOTING POLICIES APPLICABLE TO AIM V.I. CORE STOCK FUND AND AIM V.I. TOTAL RETURN FUND FOLLOW:

                                 GENERAL POLICY
                            (dated February 10, 2005)

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

      (1)   describe any real or perceived conflict of interest,

      (2)   discuss any procedure used to address such conflict of interest,

      (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

      (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

      * Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      * Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

      * Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                   APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

      I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.



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                                                         Print Name



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                 Date                                     Signature

                                   APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.    Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      * An auditor has a financial interest in or association with the company, and is therefore not independent

      *     Fees for non-audit services are excessive, or

      * There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      * Attend less than 75 percent of the board and committee meetings without a valid excuse

      *     Implement or renew a dead-hand or modified dead-hand poison pill

      * Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      * Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      * Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      * Failed to act on takeover offers where the majority of the shareholders tendered their shares

      * Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      * Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      * Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

      * Are inside directors or affiliated outside directors and the full board is less than majority independent

      * Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

      * Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

      * Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      * The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      *     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      * Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

      *     Two-thirds independent board

      *     All-independent key committees

      *     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.    Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      * Long-term financial performance of the target company relative to its industry; management's track record

      *     Background to the proxy contest

      *     Qualifications of director nominees (both slates)

      * Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3.    Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.    Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      *     Purchase price

      *     Fairness opinion

      *     Financial and strategic benefits

      *     How the deal was negotiated

      *     Conflicts of interest

      *     Other alternatives for the business

      *     Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      *     Impact on the balance sheet/working capital

      *     Potential elimination of diseconomies

      *     Anticipated financial and operating benefits

      *     Anticipated use of funds

      *     Value received for the asset

      *     Fairness opinion

      *     How the deal was negotiated

      *     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      *     Dilution to existing shareholders' position

      *     Terms of the offer

      *     Financial issues

      *     Management's efforts to pursue other alternatives

      *     Control issues

      *     Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      *     The reasons for the change

      *     Any financial or tax benefits

      *     Regulatory benefits

      *     Increases in capital structure

      *     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      * Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

      *     Capital Structure model

      *     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      * Prospects of the combined company, anticipated financial and operating benefits

      *     Offer price

      *     Fairness opinion

      *     How the deal was negotiated

      *     Changes in corporate governance

      *     Change in the capital structure

      *     Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      *     Tax and regulatory advantages

      *     Planned use of the sale proceeds

      *     Valuation of spin-off

      *     Fairness opinion

      *     Benefits to the parent company

      *     Conflicts of interest

      *     Managerial incentives

      *     Corporate governance changes

      *     Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.    State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.    Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      * It is intended for financing purposes with minimal or no dilution to current shareholders

      * It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.    Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

      * Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      *     Cash compensation, and

      *     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote against plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS


                                                         RUSSELL 3000                NON-RUSSELL 3000
                                                ------------------------------   -----------------------------
                                                         Standard   Mean + Std          Standard    Mean + Std
      GICS               GICS Dsec              Mean    Deviation      Dev       Mean   Deviation      Dev
------------   ------------------------------   -----   ---------   ----------   -----  ---------   -----------
1010           Energy                           1.60%     1.02%        2.61%     2.59%    2.19%        4.78%

1510           Materials                        1.55%      .81%        2.36%     2.54%    1.92%        4.46%

2010           Capital Goods                    1.86%     1.19%        3.05%     3.23%    2.93%        6.17%

2020           Commercial Services & Supplies   2.87%     1.53%        4.40%     4.39%    3.68%        8.07%

2030           Transportation                   2.10%     1.50%        3.60%     2.44%    2.22%        4.66%

2510           Automobiles & Components         2.10%     1.37%        3.48%     2.90%    2.28%        5.18%

2520           Consumer Durables & Apparel      2.40%     1.51%        3.90%     3.42%    2.79%        6.21%

2530           Hotels Restaurants & Leisure     2.39%     1.08%        3.48%     3.30%    2.87%        6.17%

2540           Media                            2.34%     1.50%        3.84%     4.12%    2.89%        7.01%

2550           Retailing                        2.89%     1.95%        4.84%     4.26%    3.50%        7.75%

3010 to 3030   Food & Staples Retailing         1.98%     1.50%        3.48%     3.37%    3.32%        6.68%

3510           Health Care Equipment &          3.24%     1.96%        5.20%     4.55%    3.24%        7.79%
               Services

3520           Pharmaceuticals &                3.60%     1.72%        5.32%     5.77%    4.15%        9.92%
               Biotechnology

4010           Banks                            1.44%     1.17%        2.61%     1.65%    1.60%        3.25%

4020           Diversified Financials           3.12%     2.54%        5.66%     5.03%    3.35%        8.55%

4030           Insurance                        1.45%     .88%         2.32%     2.47%    1.77%        4.24%

4040           Real Estate                      1.01%     .89%         1.90%     1.51%    1.50%        3.01%

4510           Software & Services              5.44%     3.05%        8.49%     8.08%    6.01%       14.10%

4520           Technology Hardware &            4.00%     2.69%        6.68%     5.87%    4.25%       10.12%
               Equipment

4530           Semiconductors &                 5.12%     2.86%        7.97%     6.79%    3.95%       10.74%
               Semiconductor Equipment

5010           Telecommunications Services      2.56%     2.39%        4.95%     4.66%    3.90%        8.56%

5510           Utilities                         .90%      .65%        1.55%     3.74%    4.63%        8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

      *     Base salary, bonus, long-term incentives

      * Accumulative realized and unrealized stock option and restricted stock gains

      * Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

      * Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

      * Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

      *     Payment if termination occurs within 12 months: $_____

      *     Payment if "not for cause" termination occurs within 12 months:
            $______

      *     Payment if "change of control" termination occurs within 12 months:
            $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

----------
1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

      *     Director stock ownership guidelines

            -     A minimum of three times the annual cash retainer.

      *     Vesting schedule or mandatory holding/deferral period

            - A minimum vesting of three years for stock options or restricted stock, or

            - Deferred stock payable at the end of a three-year deferral period.

      *     Mix between cash and equity

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      *     Retirement/Benefit and Perquisites programs

            - No retirement/benefits and perquisites provided to non-employee directors.

      *     Quality of disclosure

            - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      *     Historic trading patterns

      *     Rationale for the re-pricing

      *     Value-for-value exchange

      *     Treatment of surrendered options

      *     Option vesting

      *     Term of the option

      *     Exercise price

      *     Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      *     Purchase price is at least 85 percent of fair market value

      *     Offering period is 27 months or less, and

      * The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      *     Purchase price is less than 85 percent of fair market value, or

      *     Offering period is greater than 27 months, or

      * The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

      * Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

      * Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

      * Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      * No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      * The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      * The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

      *     The triggering mechanism should be beyond the control of management

      * The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

      * Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.    Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      * The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      * The availability and feasibility of alternatives to animal testing to ensure product safety, and

      *     The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      * The company has already published a set of animal welfare standards and monitors compliance

      * The company's standards are comparable to or better than those of peer firms, and

      * There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      *     Whether the proposal focuses on a specific drug and region

      * Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

      * terms of reduced profits, lower R&D spending, and harm to competitiveness

      * The extent that reduced prices can be offset through the company's marketing budget without affecting

      *     R&D spending

      *     Whether the company already limits price increases of its products

      * Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

      *     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      * The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      * The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      * Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      * Any voluntary labeling initiatives undertaken or considered by the company

      * Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

      * The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      * The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

      * The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      * The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      * The company's existing healthcare policies, including benefits and healthcare access for local workers

      *     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      * Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      * Whether the company has adequately disclosed the financial risks of its sub-prime business

      * Whether the company has been subject to violations of lending laws or serious lending controversies

      *     Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      * Whether the company complies with all local ordinances and regulations

      * The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      *     The risk of any health-related liabilities.

Advertising to youth:

      * Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      * Whether the company has gone as far as peers in restricting advertising

      * Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      * Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      *     The percentage of the company's business affected

      * The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

      *     The percentage of the company's business affected

      *     The feasibility of a spin-off

      * Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      * New legislation is adopted allowing development and drilling in the ANWR region;

      *     The company intends to pursue operations in the ANWR; and

The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      * The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      * The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      * Environmentally conscious practices of peer companies, including endorsement of CERES

      *     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

      * The feasibility of financially quantifying environmental risk factors,

      * The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      *     The costs associated with implementing improved standards,

      * The potential costs associated with remediation resulting from poor environmental performance, and

      * The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      *     The nature of the company's business and the percentage affected

      *     The extent that peer companies are recycling

      *     The timetable prescribed by the proposal

      *     The costs and methods of implementation

      * Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      * The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      * The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

      *     Risks associated with certain international markets

      *     The utility of such a report to shareholders

      * The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      *     The relevance of the issue to be linked to pay

      * The degree that social performance is already included in the company's pay structure and disclosed

      * The degree that social performance is used by peer companies in setting pay

      * Violations or complaints filed against the company relating to the particular social performance measure

      * Artificial limits sought by the proposal, such as freezing or capping executive pay

      *     Independence of the compensation committee

      *     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      * The company is in compliance with laws governing corporate political activities, and

      * The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      * There are serious controversies surrounding the company's China operations, and

      * The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      *     The nature and amount of company business in that country

      *     The company's workplace code of conduct

      *     Proprietary and confidential information involved

      *     Company compliance with U.S. regulations on investing in the country

      *     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      * The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      * Agreements with foreign suppliers to meet certain workplace standards

      *     Whether company and vendor facilities are monitored and how

      *     Company participation in fair labor organizations

      *     Type of business

      *     Proportion of business conducted overseas

      *     Countries of operation with known human rights abuses

      * Whether the company has been recently involved in significant labor and human rights controversies or violations

      *     Peer company standards and practices

      *     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      * The company does not operate in countries with significant human rights violations

      * The company has no recent human rights controversies or violations, or

      * The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      *     Company compliance with or violations of the Fair Employment Act of
            1989

      * Company antidiscrimination policies that already exceed the legal requirements

      *     The cost and feasibility of adopting all nine principles

The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      *     The potential for charges of reverse discrimination

      * The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      *     The level of the company's investment in Northern Ireland

      *     The number of company employees in Northern Ireland

      *     The degree that industry peers have adopted the MacBride Principles

      * Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      *     Whether the company has in the past manufactured landmine components

      *     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      *     What weapons classifications the proponent views as cluster bombs

      * Whether the company currently or in the past has manufactured cluster bombs or their components

      *     The percentage of revenue derived from cluster bomb manufacture

      *     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      * The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      *     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      *     The information is already publicly available or

            The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      * The board composition is reasonably inclusive in relation to companies of similar size and business or

      * The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      *     The degree of board diversity

      *     Comparison with peer companies

      *     Established process for improving board diversity

      *     Existence of independent nominating committee

      *     Use of outside search firm

      *     History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      *     The company has well-documented equal opportunity programs

      * The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      *     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      * The composition of senior management and the board is fairly inclusive

      * The company has well-documented programs addressing diversity initiatives and leadership development

      * The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      * The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.   Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

      * attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

      * In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      * ignore a shareholder proposal that is approved by a majority of shares outstanding;

      * ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

      * are interested directors and sit on the audit or nominating committee; or

      *     are interested directors and the full board serves as the audit or

      * nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      *     Past performance relative to its peers

      *     Market in which fund invests

      *     Measures taken by the board to address the issues

      * Past shareholder activism, board activity, and votes on related proposals

      *     Strategy of the incumbents versus the dissidents

      *     Independence of directors

      *     Experience and skills of director candidates

      *     Governance profile of the company

      *     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      *     Proposed and current fee schedules

      *     Fund category/investment objective

      *     Performance benchmarks

      *     Share price performance as compared with peers

      *     Resulting fees relative to peers

      *     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      * potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      *     The degree of change implied by the proposal

      *     The efficiencies that could result

      *     The state of incorporation

      *     Regulatory standards and implications

Vote AGAINST any of the following changes:

      * Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      * Removal of shareholder approval requirement for amendments to the new declaration of trust

      * Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      * Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      * Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

      * regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      * fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      * resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

      * performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of April 1, 2005.

AIM V.I. AGGRESSIVE GROWTH FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                              ----------------   ----------
         NAME AND ADDRESS OF                  PERCENTAGE OWNED   PERCENTAGE
         PRINCIPAL HOLDER                            OF           OWNED OF
                                                   RECORD          RECORD
         ALLMERICA FINANCIAL LIFE INS &
         ANNUITY COMPANY
         ATTN: LYNNE MCENTEGART SEP ACCT
         440 LINCOLN STREET
         MAILSTOP S-310                            25.23%            N/A
         WORCESTER MA  01653-0001

         ALLSTATE LIFE INSURANCE COMPANY
         PO BOX 94200                              17.84%            N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE CO
         PO BOX 94200                               N/A            10.15%
         PALATINE IL  60094-4200

         GUARDIAN INSURANCE & ANNUITY - 4RB
         ATTN:  PAUL IANNELLI
         3900 BURGESS PL                            N/A            14.14%
         EQUITY ACCOUNTING 3-S
         BETHLEHEM PA  18017-9097

         HARTFORD LIFE AND ANNUITY
         SEPARATE ACCOUNT
         ATTN  DAVE TEN BROECK                     29.20%            N/A
         P.O. BOX 2999
         HARTFORD CT  06104-2999

AIM V.I. AGGRESSIVE GROWTH FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                              ----------------   ----------
         NAME AND ADDRESS OF                  PERCENTAGE OWNED   PERCENTAGE
         PRINCIPAL HOLDER                            OF           OWNED OF
                                                   RECORD          RECORD
         HARTFORD LIFE SEPARATE ACCOUNT
         ATTN:  DAVE TEN BROECK                    12.01%            N/A
         P.O. BOX 2999
         HARTFORD CT  06104-2999

         MINNESOTA LIFE INSURANCE CO.
         400 ROBERT ST N                            N/A            66.07%
         ST PAUL MN  55101-2015

         PAUL IANNELLI
         3900 BURGESS PLACE                         N/A             9.18%
         EQUITY ACCPUNTING 3-S
         BETHLEHEM PA  18017-9097

         SYMETRA LIFE INSURANCE COMPANY
         ATTN MICHAEL ZHANG
         4854 154TH PLACE NE                       7.74%             N/A
         REDMOND WA  98052-9664

AIM V.I. BALANCED FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         ALLSTATE LIFE INS CO OF NEW YORK
         NY PROPRIETARY
         P.O. BOX 94200                            5.85%             N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE OF NEW YORK
         3100 SANDERAS ROAD                         N/A            12.57%
         NORTHBROOK IL  60062-7155

         ALLSTATE LIFE INSURANCE CO.
         ATTN:  FINANCIAL CONTROL - CIGNA          5.11%             N/A
         P.O. BOX 94200
         PALATINE IL  60094-4200

AIM V.I. BALANCED FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                ----------      ----------
         NAME AND ADDRESS OF                    PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         ALLSTATE LIFE INSURANCE COMPANY
         P.O. BOX 94200                            52.39%            N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE COMPANY
         P.O. BOX 94200                            12.64%            N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE COMPANY
         P.O. BOX 94200                            5.92%             N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE CO
         PO BOX 94200                               N/A            38.09%
         PALATINE IL  60094-4200

         MINNESOTA LIFE INSURANCE CO
         400 ROBERT ST N                            N/A            44.89%
         ST PAUL MN  55101-2015

         UNION CENTRAL LIFE INSURANCE
         FBO VARIABLE UNIVERSAL LIFE
         ATTN ROBERTA UJVARY
         PO BOX 40888                              13.18%            N/A
         CINCINNATI OH  45240-0888

AIM V.I. BASIC VALUE FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         ALLMERICA FINANCIAL LIFE INS &
         ANNUITY COMPANY
         ATTN:  LYNNE MCENTEGART SEP ACCOUNT
         440 LINCOLN STSREET
         MAILSTOP S-310                             N/A            20.36%
         WORCESTER MA  01653-0001

AIM V.I. BASIC VALUE FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         ALLSTATE LIFE INSURANCE COMPANY
         P.O. BOX 94200                            5.34%             N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE CO
         3100 SANDERS RD STE K4A                    N/A             5.18%
         NORTHBROOK IL  60062-7154

         AMERICAN ENTERPRISE LIFE INS CO
         1497 AXP FINANCIAL CTR                     N/A            11.24%
         MINNEAPOLIS MN  55474-0014

         GE LIFE AND ANNUITY ASSURANCE CO
         VARIABLE EXTRA CREDIT
         ATTN:  VARIABLE ACCOUNTING                 N/A             7.15%
         6610 W BROAD ST
         RICHMOND VA  23230-1702

         HARTFORD LIFE AND ANNUITY
         SEPARATE ACCOUNT
         ATTN DAVE TEN BROECK                      57.86%            N/A
         PO BOX 2999
         HARTFORD CT  06104-2999

         HARTFORD LIFE SEPARATE ACCOUNT
         ATTN DAVE TEN BROECK                      18.74%            N/A
         PO BOX 2999
         HARTFORD CT  06104-2999

         LINCOLN BENEFIT LIFE
         2940 S 84TH ST                            5.21%             N/A
         LINCOLN NE  68506-4142

         NATIONWIDE INSURANCE COMPANY NWVAII
         C/O IPO PORTFOLIO ACCOUNTING               N/A            11.25%
         P.O. BOX 182029
         COLUMBUS OH  43218-2029

         TRANSAMERICA LIFE INSURANCE CO
         LANDMARK
         ATTN  FMD OPERATIONAL ACCOUNTING           N/A            17.86%
         4333 EDGEWOOD RD NE
         CEDAR RAPIDS IA  52499-0001

AIM V.I. BASIC VALUE FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         TRANSAMERICA LIFE INSURANCE CO
         EXTRA
         ATTN  FMD OPERATIONAL ACCOUNTING
         4333 EDGEWOOD DR NE                        N/A             5.85%
         CEDAR RAPIDS IA  52499-0001


AIM V.I. BLUE CHIP FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                              ----------------    ----------
         NAME AND ADDRESS OF                  PERCENTAGE OWNED   PERCENTAGE
         PRINCIPAL HOLDER                            OF           OWNED OF
                                                   RECORD          RECORD
         ALLMERICA FINANCIAL LIFE INS &
         ANNUITY COMPANY
         ATTN: LYNNE MCENTEGART SEP ACCOUNT
         440 LINCOLN STREET
         MAILSTOP S-310                            16.12%            N/A
         WORCESTER MA  01653-0001

         ALLSTATE LIFE OF NEW YORK
         3100 SANDERAS  ROAD                        N/A            25.13%
         NORTHBROOK IL  60061-7155

         ALLSTATE LIFE INS CO OF NEW YORK
         P.O. BOX 94200                            5.14%             N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE COMPANY
         P.O. BOX 94200                            16.41%            N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE CO
         PO BOX 94200                               N/A            74.86%
         PALATINE IL  60094-4200

AIM V.I. BLUE CHIP FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                              ----------------   ----------
         NAME AND ADDRESS OF                  PERCENTAGE OWNED   PERCENTAGE
         PRINCIPAL HOLDER                            OF           OWNED OF
                                                   RECORD          RECORD
         HARTFORD LIFE
         SEPARATE ACCOUNT
         ATTN  DAVE TEN BROECK                     16.24%            N/A
         P.O. BOX 2999
         HARTFORD CT  06104-2999

         HARTFORD LIFE AND ANNUITY
         SEPARATE ACCOUNT
         ATTN:  DAVE TEN BROECK
         PO BOX 2999                               38.70%            N/A
         HARTFORD CT  06104-2999

AIM V.I. CAPITAL APPRECIATION FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         ALLSTATE LIFE INSURANCE CO
         ATTN FINANCIAL CONTROL- CIGNA
         P.O. BOX 94200                            8.96%             N/A
         PALATINE IL  60094-4200

         ALLSTATE LIFE INSURANCE COMPANY
         PO BOX 94200                              5.02%             N/A
         PALATINE IL  60094-4200

         HARTFORD LIFE AND ANNUITY
         SEPARATE ACCOUNT
         ATTN:  DAVE TEN BROECK                    5.53%             N/A
         PO BOX 2999
         HARTFORD CT  06104-2999

         IDS LIFE INSURANCE CO
         222 AXP FINANCIAL CENTER
         MINNEAPOLIS MN  55474-0002                11.11%          62.00%

AIM V.I. CAPITAL APPRECIATION FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         MERRILL LYNCH PIERCE FENNER & SMITH
         FBO THE SOLE BENEFIT OF CUSTOMERS         13.44%            N/A
         4800 DEER LAKE DR E
         JACKSONVILLE FL  32246-6484

         NATIONWIDE INSURANCE CO NWVAII
         C/O IPO PORTFOLIO ACCOUNTING               N/A             5.80%
         PO BOX 182029
         COLUMBUS OH  43218-2029

         RELISTAR INSURANCE CO OF NEW YORK
         ATTN:  FUND OPERATIONS                    7.43%             N/A
         151 FARMINGTON AVE TN41
         HARTFORD CT  06156-0001

         TRANSAMERICA LIFE INSURANCE CO.
         LANDMARK
         ATTN  FMD OPERATIONAL ACCOUNTING           N/A             6.28%
         4333 EDGEWOOD RD NE
         CEDAR RAPIDS IA  52499-0001

         TRAVELERS INSURANCE COMPANY
         ATTN  SHAREHOLDER ACCOUNTING
         ONE TOWER SQUARE 6MS                       N/A             5.42%
         HARTFORD CT  06183-0002


AIM V.I. CAPITAL DEVELOPMENT FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                         OWNED OF        OWNED OF
                                                   RECORD          RECORD
         ALLSTATE LIFE INSURANCE COMPANY
         P.O. BOX 94200
         PALATINE IL  60094-4200                   17.73%            N/A

AIM V.I. CAPITAL DEVELOPMENT FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                         OWNED OF        OWNED OF
                                                   RECORD          RECORD
         IDS LIFE INSURANCE CO
         222 AXP FINANCIAL CENTER                  60.26%          62.31%
         MINNEAPOLIS MN  55474-0002

         JOHN HANCOCK LIFE ACCOUNT H
         JOHN HANCOCK SIGNATURE SERVICES
         FUND OPERATIONS - 5TH FLOOR                N/A             5.41%
         529 MAIN STREET
         CHARLES MA  02129-1125

         NATIONWIDE INSURANCE CO  NWVAII
         C/O  IPO PORTFOLIO ACCOUNTING              N/A            15.86%
         P.O. BOX 182029
         COLUMBUS OH  43218-2029

         NATIONWIDE INSURANCE CO
         C/O IPO PORTFOLIO ACCOUNTING
         PO BOX 182029                             5.18%             N/A
         COLUMBUS OH  43218-2029


AIM V.I. CORE EQUITY FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         ALLSTATE LIFE INSURANCE CO
         PO BOX 94200
         PALATINE IL  60094-4200                    N/A            11.64%

         ALLSTATE LIFE INSURANCE COMPANY
         PO BOX 94200                              5.03%             N/A
         PALATINE IL  60094-4200

         IDS LIFE INSURANCE COMPANY
         222 AXP FINANCIAL CTR                     60.59%            N/A
         MINNEAPOLIS MN  55474-0002

AIM V.I. CORE EQUITY FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         PRUDENTIAL INSURANCE CO OF AMERICA
         ATTN IGG FINL REP SEP ACCTS               5.85%             N/A
         213 WASHINGTON ST  7TH FL
         NEWARK NJ  07102-2992

         RELISTAR INSURANCE CO OF NEW YORK
         ATTN:  FUND OPERATIONS                    7.55%             N/A
         151 FARMINGTON AVE TN41
         HARTFORD CT  06156-0001

         SAGE LIFE ASSURANCE OF AMERICA
         969 HIGHRIDGE RD STE 200                   N/A            43.84%
         STAMFORD CT  06905-1608

         SUN LIFE FINANCIAL
         P.O. BOX 9137                              N/A            11.53%
         WELLESLEY HILLS MA  02481-9137

         TRANSAMERICA LIFE INSURANCE CO
         HUNTINGTON ALLSTAR SELECT                  N/A             7.09%
         4333 EDGEWOOD DR NE
         CEDAR RAPIDS IA  52499-0001

         TRANSAMERICA LIFE INSURANCE CO
         ATTN:  FMD OPERATIONAL ACCOUNTING
         4333 EDGEWOOD RD NE                        N/A            11.66%
         CEDAR RAPIDS IA  52499-0001

AIM V.I. CORE STOCK FUND

                                                  SERIES I         SERIES II
                                                   SHARES           SHARES
                                              ----------------    ----------
         NAME AND ADDRESS OF                  PERCENTAGE OWNED    PERCENTAGE
         PRINCIPAL HOLDER                            OF            OWNED OF
                                                   RECORD           RECORD
         A I M ADVISORS, INC
         ATTN:  CORPORATE CONTROLLER
         11 E GREENWAY PLZ STE 1919                  N/A        100.00%*
         HOUSTON TX  77046-1103

----------
* Owned of record and beneficially.

                                                  SERIES I         SERIES II
                                                   SHARES           SHARES
                                              ----------------    -----------
         NAME AND ADDRESS OF                  PERCENTAGE OWNED    PERCENTAGE
         PRINCIPAL HOLDER                            OF            OWNED OF
                                                   RECORD           RECORD
         ANNUITY INVESTORS LIFE INS CO
         ATTN:  TODD GAYHART                       13.61%             N/A
         580 WALNUT ST
         CINCINNATI OH  45202-3110

         CONNECTICUT GENERAL LIFE INS
         ATTN BRENDA CHRISTIAN H18D
         280 TRUMBULL ST                           25.44%             N/A
         P.O. BOX 2975
         HARTFORD CT  06104-2975

         GREAT-WEST LIFE & ANNUITY
         ATTN  MUTUAL FUND TRADING 2T2             14.53%             N/A
         8515 E ORCHARD RD
         ENGLEWOOD CO  80111-5002

         SECURITY LIFE SEPARATE ACCOUNT L1
         1475 DUNWOODY DR
         WEST CHESTER PA  19380-1478               28.20%             N/A


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                  SERIES I        SERIES II
                                                   SHARES          SHARES
                                                 ----------      ----------
         NAME AND ADDRESS OF                     PERCENTAGE      PERCENTAGE
         PRINCIPAL HOLDER                          OWNED          OWNED OF
                                                     OF            RECORD
                                                   RECORD
         ALLSTATE LIFE INSURANCE COMPANY
         P.O. BOX 94200
         PALATINE IL  60094-4200                   14.48%            N/A

         HARTFORD LIFE AND ANNUITY
         SEPARATE ACCOUNT
         ATTN  DAVE TEN BROECK                     40.68%            N/A
         P.O. BOX 2999
         HARTFORD CT  06104-2999

         HARTFORD LIFE SEPARATE ACCOUNT
         ATTN  DAVE TEN BROECK                     12.65%            N/A
         P.O. BOX 2999
         HARTFORD CT  06104-2999

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
             ING USA ANNUITY AND LIFE  INSURANCE CO
             1475 DUNWOODY DRIVE                                             N/A                    97.03%
             WEST CHESTER PA 19380-1478

             RELIASTAR LIFE INSURANCE CO
             FBO SELECT LIFE 2/3
             RTE 5106 PO BOX 20                                            17.57%                     N/A
             MINNEAPOLIS MN  55440-0020




AIM V.I. DIVERSIFIED INCOME FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200                                               22.26%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                              N/A                    22.02%
              NORTHBROOK IL  60062-7155

              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200                                                 29.73%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200                                                 18.14%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                   N/A                    77.98%
              PALATINE IL  60094-4200

AIM V.I. DIVERSIFIED INCOME FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              GENERAL AMERICAN LIFE INSURANCE
              13045 TESSON FERRY RD
              ST LOUIS MO  63128-3499                                       6.07%                     N/A

AIM V.I. DYNAMICS FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                  100.00%*
              HOUSTON TX  77046-1103

              ALLMERICA FIN LIFE INS & ANNU
              440 LINCOLN ST
              SEPARATE ACCOUNTING                                            5.95%                     N/A
              MAIL STATION S310
              WORCESTER MA  01653-0002

              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883                                                  57.09%                     N/A
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              AMERITAS VARIABLE LIFE INSURANCE
              5900 O STREET                                                  5.26%                     N/A
              LINCOLN NE  68510-2252

              IDS LIFE INSURANCE COMPANY
              222 AXP FINANCIAL CTR
              MINNEAPOLIS  MN  55474-0002                                   14.69%                     N/A

--------

*    Owned of record and beneficially.

AIM V.I. FINANCIAL SERVICES FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                  100.00%*
              HOUSTON TX  77046-1103

              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883                                                  41.08%                     N/A
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              FUND OPERATIONS                                                6.45%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001

              IDS LIFE INSURANCE COMPANY
              222 AXP FINANCIAL CTR                                         11.97%                     N/A
              MINNEAPOLIS  MN  55474-0002

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478                                  26.80%                     N/A



AIM V.I. GOVERNMENT SECURITIES FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD
              NORTHBROOK IL  60062-7155                                       N/A                     7.19%

              ALLSTATE LIFE INSURANCE CO
              P.O. BOX 94200                                                  N/A                    13.35%
              PALATINE IL  60094-4200

--------

*    Owned of record and beneficially.

AIM V.I. GOVERNMENT SECURITIES FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              GUARDIAN INSURANCE & ANNUITY - 4RE
              ATTN:  PAUL IANNELLI
              3900 BURGESS PL                                                 N/A                     7.00%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          58.70%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         20.65%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                    19.61%
              BETHLEHEM PA  18017-9097

              SAGE LIFE ASSURANCE OF AMERICA
              969 HIGH RIDGE RD STE 200                                       N/A                    15.13%
              STAMFORD CT  06905-1608

              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH                                              N/A                    16.91%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506

              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING
              4333 EDGEWOOD RD NE                                             N/A                    19.29%
              CEDAR RAPIDS IA  52499

AIM V.I. GROWTH FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200                                                10.91%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                12.01%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                 6.09%                     N/A
              PALATINE IL  60094-4200

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DRIVE                                             N/A                    30.04%
              WEST CHESTER PA  19380

              LINCOLN LIFE FLEXIBLE PREMIUM
              VARIABLE LIFE ACCT
              ATTN  KAREN GERKA                                             12.67%                     N/A
              1300 CLINTON ST
              MAIL STOP 4CO1
              FORT WAYNE IL  46802-3518

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                     5.56%
              BETHLEHEM PA  18017-9097

              PRINCIPAL LIFE INSURANCE COMPANY
              ATTN:  LISA DAGUE                                              5.42%                     N/A
              711 HIGH STREET
              DES MOINES IA  50392-0002

              RELISTAR INSURANCE CO OF NEW YORK
              ATTN:  FUND OPERATIONS                                        14.46%                     N/A
              151 FARMINGTON AVE TN41
              HARTFORD CT  06156-0001

              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                                 9.24%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481-9134

AIM V.I. GROWTH FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              SUN LIFE FINANCIAL
              P.O. BOX 9137                                                   N/A                     7.12%
              WELLESLEY HILLS MA  02481-9137

              THE LINCOLN NATIONAL LIFE INS CO.
              ATTN  SHIRLEY SMITH                                             N/A                    39.23%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506

              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING
              4333 EDGEWOOD RD NE                                             N/A                     7.72%
              CEDAR RAPIDS IA  52499


AIM V.I. HEALTH SCIENCES FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                  100.00%*
              HOUSTON TX  77046-1103

              ALLMERICA FIN LIFE INS & ANNU
              440 LINCOLN ST
              SEPERATE ACCOUNTING                                            7.59%                     N/A
              MAIL STATION S310
              WORCESTER  MA  01653-0002

              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883                                                  34.09%                     N/A
              1 CORPORATE DR
              SHELTON  CT  06484-6208

--------

*    Owned of record and beneficially.

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              CM LIFE INSURANCE CO                                           7.51%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478                                  24.91%                     N/A



AIM V.I. HIGH YIELD FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE COMPANY
              PO BOX 94200
              PALATINE IL  60094-4200                                       19.26%                     N/A

              ALLSTATE LIFE INSURANCE CO
              P.O. BOX 94200                                                  N/A                    78.70%
              PALATINE IL 60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                               N/A                    21.30%
              NORTHBROOK IL  60062-7155

              ANNUITY INVESTORS LIFE INS CO
              ATTN:  TODD GAYHART
              580 WALNUT ST                                                  6.02%                     N/A
              CINCINNATI OH  45202-3110


              GREAT-WEST LIFE & ANNUITY
              ANNT:  MUTUAL FUND TRADING 2T2                                15.16%                     N/A
              8515 E ORCHARD RD
              ENGLEWOOD CO  80111-5002

              HARTFORD LIFE INSURANCE CO
              ATTN DAVID TEN BROECK                                         10.91%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

AIM V.I. HIGH YIELD FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              JEFFERSON NATIONAL LIFE INSURANCE
              9920 CORPORATE CAMPUS DR STE 1000                              5.74%                     N/A
              LOUISVILLE KY  40223-4051

              SECURITY LIFE
              UNIT VALUATIONS 2T2
              1475 DUNWOODY DR                                              20.91%                     N/A
              WEST CHESTER PA  19380-1478



AIM V.I. INTERNATIONAL GROWTH FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE CO.
              ATTN:  FINANCIAL CONTROL-CIGNA
              P.O. BOX 94200                                                11.75%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                 6.02%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                 7.37%                     N/A
              PALATINE IL  60094-4200

              GE LIFE AND ANNUITY ASSURANCE CO
              ATTN:  VARIABLE ACCOUNTING                                      N/A                    11.91%
              6610 WEST BROAD ST
              RICHMOND VA  23230-1702

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK                                         8.59%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

AIM V.I. INTERNATIONAL GROWTH FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                         6.03%                     N/A
              FORT WAYNE IN  46802-3506

              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                          N/A                    22.09%
              FORT WAYNE IN  46802-3506

              MERRILL LYNCH LIFE INSURANCE CO
              FBO THE SOLE BENEFIT OF CUSTOMERS                              5.79%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              METLIFE INVESTORS VA/VL
              ATTN:  STACIE GANNON                                            N/A                     7.90%
              PO BOX 295
              DES MOINES IA  50301-0295

              NATIONWIDE INS. CO.
              C/O IPO PORTFOLIO ACCT.                                         N/A                     6.08%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              SAGE LIFE ASSURANCE OF AMERICA
              969 HIGH RIDGE RD STE 200                                       N/A                    11.20%
              STAMFORD CT  06901-1608

              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPT                                       N/A                     8.32%
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66606-2444

              SECURITY BENEFIT LIFE
              SBL ADVANCE DESIGNS
              C/O VARIABLE ANNUITY DEPT                                       N/A                    23.00%
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-0001

AIM V.I. INTERNATIONAL GROWTH FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                                 9.32%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481

              SUN LIFE ASSURANCE COMPANY OF CANADA (US)
              P.O. BOX 9133
              WELLESLEY HILLS MA  02481-9133                                 8.99%                     N/A




AIM V.I. LARGE CAP GROWTH FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC.
              ATTN:  DAVID HESSEL
              11 GREENWAY PLAZA SUITE 1919                                100.00%*,**            100.00%*,**
              HOUSTON TX  77046-1103

--------

*    Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. LEISURE FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                 100.00%*
              HOUSTON TX  77046-1103

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478                                  99.94%                     N/A



AIM V.I. MID CAP CORE EQUITY FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE CO
              3100 SANDERS RD STE K4A
              NORTHBROOK IL  60062-7054                                     12.12%                     N/A

              AMERICAN ENTERPRISE LIFE INS CO
              1497 AXP FINANCIAL CTR                                        16.38%                     N/A
              MINNEAPOLIC MN  55474-0014

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          65.53%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          18.50%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              LINCOLN BENEFIT LIFE
              2940 S 84TH ST                                                  N/A                    17.57%
              LINCOLN NE  68506-4142

--------

*    Owned of record and beneficially.

AIM V.I. MID CAP CORE EQUITY FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                     6.14%
              BETHLEHEM PA  18017-9097

              SECURITY BENEFIT LIFE
              1 SW SECURITY BENEFIT PL                                        N/A                     7.25%
              TOPEKA KS  66606-2444

              TRAVELERS INSURANCE COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                                    N/A                    12.46%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002

              TRAVELERS LIFE & ANNUITY COMPANY
              ATTN  SHAREHOLDER ACCOUNTING
              ONE TOWER SQUARE 6MS                                            N/A                     5.87%
              HARTFORD CT  06183-0002



AIM V.I. MONEY MARKET FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200                                                17.37%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD                                              N/A                     8.64%
              NORTHBROOK IL  60062-7155

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                33.63%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE COMPANY
              P.O. BOX 94200                                                18.89%                     N/A
              PALATINE IL  60094-4200

AIM V.I. MONEY MARKET FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                    N/A                    91.36%
              PALATINE IL  60094-4200

              GENERAL AMERICAN LIFE INSURANCE
              13045 TESSON FERRY RD                                          5.25%                     N/A
              ST LOUIS MO  63128-3499

              SAGE LIFE ASSURANCE OF AMERICA
              969 HIGHRIDGE RD, STE 200
              STAMFORD, CT  06905                                           19.39%                     N/A



AIM V.I. PREMIER EQUITY FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLSTATE LIFE INSURANCE CO
              3100 SANDERS RD STE K4A
              NORTHBROOK IL  60062-7154                                       N/A                    15.02%

              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                                  5.15%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         14.48%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

AIM V.I. PREMIER EQUITY FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              MERRILL LYNCH PIERCE FENNER & SMITH
              FBO THE SOLE BENEFIT OF CUSTOMERS                             11.49%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              NATIONWIDE INSURANCE COMPANY
              C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     7.37%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              NATIONWIDE INSURANCE COMPANY
              C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     6.64%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              PRUDENTIAL INSURANCE CO IF AMER
              ATTN IGG FINL REP SEP ACCTS                                   10.65%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992

              RELISTAR INSURANCE CO OF NEW YORK
              ATTN:  FUND OPERATIONS                                         5.64%                     N/A
              151 FARMINGTON AVE TN41
              HARTFORD CT  06156-0001

              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH
              1300 SOUTH CLINTON STREET                                       N/A                    39.89%
              FORT WAYNE IN  46802-3506

AIM V.I. REAL ESTATE FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                  100.00%*
              HOUSTON TX  77046-1103

              AMERICAN NATIONAL GROUP UNALLOCATED
              1 MOODY PLZ                                                    5.17%                     N/A
              GALVESTON TX  77550-7947

              JEFFERSON NATIONAL LIFE INSURANCE
              9920 CORPORATE CAMPUS DR  STE 1000                             9.79%                     N/A
              LOUISVILLE KY  40223-4051

              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                     11.93%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG IL  60196-6801

              SECURITY BENEFIT LIFE
              1 SW SECURITY BENEFIT PL                                      10.19%                     N/A
              TOPEKA KS  66606-2444

              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPARTMENT                                9.93%                     N/A
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-1000

              SYMETRA LIFE INSURANCE CO
              ATTN:  MICHEAL ZHANG
              PO BOX 219241                                                 31.34%                     N/A
              KANSAS CITY MO  64121-9241

--------

*    Owned of record and beneficially.

AIM V.I. SMALL CAP EQUITY FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS INC
              ATTN:  DAVID HESSEL
              11 GREENWAY PLAZA SUITE 1919                                    N/A                  99.68%*
              HOUSTON  TX  77046-1103

              HARTFORD LIFE & ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         72.14%                     N/A
              P.O. BOX 2999
              HARTFORD  CT  06104-2999

              HARTFORD LIFE INSURANCE COMPANY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK
              P.O. BOX 2999                                                 27.67%                     N/A
              HARTFORD  CT  06104-2999


AIM V.I. SMALL COMPANY GROWTH FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                  100.00%*
              HOUSTON TX  77046-1103

              CONNECTICUT GENERAL LIFE INS
              ATTN  BRENDA CHRISTIAN H18D
              280 TRUMBULL ST                                               23.97%                     N/A
              P.O. BOX 2975
              HARTFORD  CT  06104-2975

--------

*    Owned of record and beneficially.

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              CONNECTICUT GENERAL LIFE INS CO
              ATTN  BRENDA CHRISTIAN H18D
              280 TRUMBULL ST
              P.O. BOX 2975                                                  5.14%                     N/A
              HARTFORD  CT  06104-2975

              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING
              P.O. BOX 182029                                                9.00%                     N/A
              COLUMBUS  OH  43218-2029

              PRINCIPAL LIFE INSURANCE CO
              FVA - PRINCIPAL VARIABLE ANNUITY
              ATTN  LISA DAGUE                                               7.68%                     N/A
              711 HIGH ST
              DES MOINES  IA  50392-0001

              SECURITY LIFE SEPARATE ACCOUNT
              1475 DUNWOODY DR                                              30.95%                     N/A
              WEST CHESTER  PA  19380-1478

              SUN LIFE FINANCIAL FUTURITY (NY)
              P.O. BOX 9134
              WELLESLEY HLS  MA  02481-9134                                  7.63%                     N/A


AIM V.I. TECHNOLOGY FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                     6.74%
              HOUSTON TX  77046-1103

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                    N/A                     87.18%
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS RD                                                 N/A                     6.08%
              NORTHBROOK IL  60062-7155

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883
              1 CORPORATE DR                                                45.43%                     N/A
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001                                    6.95%                     N/A

              IDS LIFE INSURANCE COMPANY
              222 AXP FINANCIAL CTR
              MINNEAPOLIS  MN  55474-0002                                   11.34%                     N/A


AIM V.I. TOTAL RETURN FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              A I M ADVISORS, INC
              ATTN:  CORPORATE CONTROLLER
              11 E GREENWAY PLZ STE 1919                                      N/A                   100.00%*
              HOUSTON TX  77046-1103

              ANNUITY INVESTORS LIFE INS CO
              ATTN:  TODD GAYHART                                           13.71%                     N/A
              250 EAST FIFTH ST
              CINCINNATI  OH  45202-4119

              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                                  10.72%                     N/A
              P.O. BOX 182029
              COLUMBUS  OH  43218-2029

              SECURITY LIFE SEPARATE ACCOUNT
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478                                  70.42%                     N/A

--------

*        Owned of record and beneficially.

AIM V.I. UTILITIES FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                           ------                   ------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                            OF RECORD                OF RECORD
              ----------------                                            ---------                ---------
              ALLMERICA FIN LIFE INS & ANNU
              440 LINCOLN ST
              SEPARATE ACCOUNTING
              MAIL STATION S310                                              5.31%                     N/A
              WORCESTER  MA  01653-0002

              ALLSTATE LIFE INSURANCE CO
              PO BOX 94200                                                    N/A                     74.82%
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS RD                                                 N/A                     8.56%
              NORTHBROOK IL  60062-7155

              ANNUITY INVESTORS LIFE INSURANCE
              580 WALNUT                                                      N/A                     14.60%
              CINCINNATI OH  45202-3110

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              50.97%                     N/A
              WEST CHESTER  PA  19380-1478

              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                     12.80%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG  IL  60196-6801

              SECURITY LIFE SEPARATE ACCOUNT
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478                                   7.38%                     N/A



MANAGEMENT OWNERSHIP

As of April 1, 2005, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


         A LIST OF AMOUNTS PAID BY EACH CLASS OF SHARES TO AIM DISTRIBUTORS PURSUANT TO THE PLAN FOR THE FISCAL YEAR OR PERIOD ENDED DECEMBER 31, 2004 ARE AS FOLLOWS:

                                                                 SERIES I                   SERIES II*
FUND                                                              SHARES                      SHARES
----                                                              ------                      ------

AIM V.I. Core Stock Fund...............................                N/A                     $   17
AIM V.I. Dynamics Fund ................................                N/A                         17
AIM V.I. Financial Services Fund.......................                N/A                         17
AIM V.I. Health Sciences Fund..........................                N/A                         17
AIM V.I. Leisure Fund..................................                N/A                         10
AIM V.I. Small Company Growth Fund.....................                N/A                         10
AIM V.I. Technology Fund...............................                N/A                        265
AIM V.I. Total Return Fund.............................                N/A                         10
AIM V.I. Utilities Fund................................                N/A                        848

*    Series II shares were first offered on April 30, 2004.

                                   APPENDIX H



          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN


         An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2004 follows:


                                                  PRINTING &                 COMPENSATION       COMPENSATION TO      ANNUAL REPORT
                                  ADVERTISING      MAILING      SEMINARS      TO DEALERS*       SALES PERSONNEL          TOTAL
                                  -----------      -------      --------      -----------       ---------------          -----
AIM V.I. Core Stock Fund**             -              -            -             $17                   -              $  17
AIM V.I. Dynamics Fund**               -              -            -              17                   -                 17
AIM V.I. Financial Services            -              -            -              17                   -                 17
   Fund**
AIM V.I. Health Sciences Fund**        -              -            -              17                   -                 17
AIM V.I. Leisure Fund**                -              -            -              10                   -                 10
AIM V.I. Small Company Growth          -              -            -              10                   -                 10
   Fund**
AIM V.I. Technology Fund**             -              -            -             265                   -                265
AIM V.I. Total Return Fund**           -              -            -              10                   -                 10
AIM V.I. Utilities Fund**              -              -            -             848                   -                848

* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.

**   Series II shares were first offered April 30, 2004.

                                   APPENDIX I

                               PENDING LITIGATION

                                  APPENDIX I-1

                    PENDING LITIGATION ALLEGING MARKET TIMING

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

      RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

      MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD
      J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

      RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND,
      V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND
      L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL,

      INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

      L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
      Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL

      RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

      STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND

      (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

      PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements;

      return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

      LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

      ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND,

      INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

      EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

      SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

      HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

      CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

      Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Sayegh v. Janus Capital, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

      RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL
      D. LEGOSKI, MICHAEL K.

      BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

      CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM
      J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

      36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

      MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX I-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

      The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

      T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. he Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought are identical to the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury Case removed the action to Federal Court (U.S. District Court Southern District of Illinois, Cause No. 05-CV-302-CRH).

      JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs.

                                  APPENDIX I-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of April 25, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the KONDRACKI and PAPIA actions have been consolidated for pre-trial purposes in the BERDAT action and administratively closed.

      RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX I-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

      The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. By order of the United States District Court for the Southern District of Texas, Houston Division, the LIEBER action has been consolidated for pre-trial purposes into the ZUCKER action and administratively closed. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

      LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

      STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

      HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and

      Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX I-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of April 25, 2005. By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed.

      JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United

      States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
      H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
      V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM

      EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED

      MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
      K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS
      F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES

      FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX I-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

      The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on April 25, 2005.

      AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK
      H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS




                                       FS

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Core Stock Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Stock Fund, formerly known as INVESCO VIF - Core Equity Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                           AIM V.I. CORE STOCK FUND

Schedule of Investments
December 31, 2004

                                                                   Market
                                                        Shares     Value
  ---------------------------------------------------------------------------
  Common Stocks & Other Equity
   Interests-99.28%
  Aerospace & Defense-3.88%
  Honeywell International Inc.                           44,100 $   1,561,581
  ---------------------------------------------------------------------------
  United Technologies Corp.                              20,900     2,160,015
  ---------------------------------------------------------------------------
                                                                    3,721,596
  ---------------------------------------------------------------------------
  Aluminum-1.25%
  Alcoa Inc.                                             38,100     1,197,102
  ---------------------------------------------------------------------------
  Asset Management & Custody
   Banks-1.45%
  Bank of New York Co., Inc. (The)                       41,500     1,386,930
  ---------------------------------------------------------------------------
  Biotechnology-1.15%
  Amgen Inc./(a)/                                        17,200     1,103,380
  ---------------------------------------------------------------------------
  Casinos & Gaming-1.19%
  International Game Technology                          33,100     1,137,978
  ---------------------------------------------------------------------------
  Communications Equipment-3.22%
  Cisco Systems, Inc./(a)/                               95,400     1,841,220
  ---------------------------------------------------------------------------
  Lucent Technologies Inc.-Wts., expiring 12/10/07/(b)/   4,502         7,113
  ---------------------------------------------------------------------------
  QUALCOMM Inc.                                          29,200     1,238,080
  ---------------------------------------------------------------------------
                                                                    3,086,413
  ---------------------------------------------------------------------------
  Computer Hardware-3.71%
  Dell Inc./(a)/                                         53,400     2,250,276
  ---------------------------------------------------------------------------
  International Business Machines Corp.                  13,300     1,311,114
  ---------------------------------------------------------------------------
                                                                    3,561,390
  ---------------------------------------------------------------------------
  Computer Storage &
   Peripherals-1.92%
  EMC Corp./(a)/                                        123,600     1,837,932
  ---------------------------------------------------------------------------
  Construction & Farm Machinery & Heavy
   Trucks-1.26%
  Deere & Co.                                            16,200     1,205,280
  ---------------------------------------------------------------------------
  Consumer Finance-1.69%
  MBNA Corp.                                             57,600     1,623,744
  ---------------------------------------------------------------------------
  Data Processing & Outsourced Services-
   1.31%
  First Data Corp.                                       29,500     1,254,930
  ---------------------------------------------------------------------------
  Diversified Chemicals-1.93%
  E. I. du Pont de Nemours & Co.                         16,400       804,420
  ---------------------------------------------------------------------------
  PPG Industries, Inc.                                   15,400     1,049,664
  ---------------------------------------------------------------------------
                                                                    1,854,084
  ---------------------------------------------------------------------------
  Drug Retail-2.35%
  Walgreen Co.                                           58,700     2,252,319
  ---------------------------------------------------------------------------

                                                           Market
                                                Shares     Value
           ----------------------------------------------------------
           Electrical Components &
            Equipment-1.58%
           Emerson Electric Co.                  21,600 $   1,514,160
           ----------------------------------------------------------
           Forest Products-1.24%
           Weyerhaeuser Co.                      17,700     1,189,794
           ----------------------------------------------------------
           General Merchandise Stores-1.30%
           Target Corp.                          24,000     1,246,320
           ----------------------------------------------------------
           Health Care Equipment-1.81%
           Boston Scientific Corp./(a)/          22,200       789,210
           ----------------------------------------------------------
           Medtronic, Inc.                       19,000       943,730
           ----------------------------------------------------------
                                                            1,732,940
           ----------------------------------------------------------
           Home Improvement Retail-3.75%
           Home Depot, Inc. (The)                33,900     1,448,886
           ----------------------------------------------------------
           Lowe's Cos., Inc.                     37,300     2,148,107
           ----------------------------------------------------------
                                                            3,596,993
           ----------------------------------------------------------
           Household Products-1.11%
           Procter & Gamble Co. (The)            19,300     1,063,044
           ----------------------------------------------------------
           Hypermarkets & Super Centers-2.84%
           Wal-Mart Stores, Inc.                 51,600     2,725,512
           ----------------------------------------------------------
           Industrial Conglomerates-2.89%
           General Electric Co.                  76,100     2,777,650
           ----------------------------------------------------------
           Industrial Gases-3.91%
           Air Products & Chemicals, Inc.        25,800     1,495,626
           ----------------------------------------------------------
           Praxair, Inc.                         51,100     2,256,065
           ----------------------------------------------------------
                                                            3,751,691
           ----------------------------------------------------------
           Industrial Machinery-6.43%
           Eaton Corp.                           37,000     2,677,320
           ----------------------------------------------------------
           Illinois Tool Works Inc.              14,900     1,380,932
           ----------------------------------------------------------
           Ingersoll-Rand Co.-Class A (Bermuda)  26,300     2,111,890
           ----------------------------------------------------------
                                                            6,170,142
           ----------------------------------------------------------
           Investment Banking & Brokerage-6.88%
           Goldman Sachs Group, Inc. (The)       24,200     2,517,768
           ----------------------------------------------------------
           Merrill Lynch & Co., Inc.             29,500     1,763,215
           ----------------------------------------------------------
           Morgan Stanley                        41,700     2,315,184
           ----------------------------------------------------------
                                                            6,596,167
           ----------------------------------------------------------
           Movies & Entertainment-1.09%
           Viacom Inc.-Class B                   28,700     1,044,393
           ----------------------------------------------------------
           Multi-Line Insurance-2.61%
           American International Group, Inc.    38,200     2,508,594
           ----------------------------------------------------------

                           AIM V.I. CORE STOCK FUND

                                                            Market
                                                 Shares     Value
           ----------------------------------------------------------
           Oil & Gas Drilling-1.57%
           ENSCO International Inc.               13,600 $    431,664
           ----------------------------------------------------------
           Transocean Inc. (Cayman Islands)/(a)/  25,300    1,072,467
           ----------------------------------------------------------
                                                            1,504,131
           ----------------------------------------------------------
           Other Diversified Financial
            Services-3.86%
           Citigroup Inc.                         53,166    2,561,538
           ----------------------------------------------------------
           JPMorgan Chase & Co.                   29,200    1,139,092
           ----------------------------------------------------------
                                                            3,700,630
           ----------------------------------------------------------
           Pharmaceuticals-10.34%
           Forest Laboratories, Inc./(a)/         30,000    1,345,800
           ----------------------------------------------------------
           Johnson & Johnson                      51,600    3,272,472
           ----------------------------------------------------------
           Lilly (Eli) & Co.                      23,700    1,344,975
           ----------------------------------------------------------
           Pfizer Inc.                           106,880    2,874,003
           ----------------------------------------------------------
           Wyeth                                  25,300    1,077,527
           ----------------------------------------------------------
                                                            9,914,777
           ----------------------------------------------------------
           Semiconductor Equipment-1.13%
           Applied Materials, Inc./(a)/           63,600    1,087,560
           ----------------------------------------------------------
           Semiconductors-7.35%
           Altera Corp./(a)/                      50,600    1,047,420
           ----------------------------------------------------------
           Intel Corp.                            84,500    1,976,455
           ----------------------------------------------------------
           Linear Technology Corp.                33,900    1,313,964
           ----------------------------------------------------------
           Maxim Integrated Products, Inc.        16,200      686,718
           ----------------------------------------------------------
           Texas Instruments Inc.                 82,400    2,028,688
           ----------------------------------------------------------
                                                            7,053,245
           ----------------------------------------------------------

                                                              Market
                                                     Shares   Value
        ---------------------------------------------------------------
        Soft Drinks-1.02%
        PepsiCo, Inc.                                18,800 $   981,360
        ---------------------------------------------------------------
        Specialty Stores-1.70%
        Bed Bath & Beyond Inc./(a)/                  25,300   1,007,699
        ---------------------------------------------------------------
        Tiffany & Co.                                19,600     626,612
        ---------------------------------------------------------------
                                                              1,634,311
        ---------------------------------------------------------------
        Systems Software-3.89%
        Microsoft Corp.                              91,000   2,430,610
        ---------------------------------------------------------------
        Symantec Corp./(a)/                          50,600   1,303,456
        ---------------------------------------------------------------
                                                              3,734,066
        ---------------------------------------------------------------
        Thrifts & Mortgage Finance-4.67%
        Fannie Mae                                   25,500   1,815,855
        ---------------------------------------------------------------
        PMI Group, Inc. (The)                        26,900   1,123,075
        ---------------------------------------------------------------
        Radian Group Inc.                            28,900   1,538,636
        ---------------------------------------------------------------
                                                              4,477,566
        ---------------------------------------------------------------
        Total Common Stocks & Other Equity Interests
         (Cost $87,895,551)                                  95,228,124
        ---------------------------------------------------------------
        TOTAL INVESTMENTS-99.28% (Cost $87,895,551)          95,228,124
        ---------------------------------------------------------------
        OTHER ASSETS LESS LIABILITIES-0.72%                     690,790
        ---------------------------------------------------------------
        NET ASSETS-100.00%                                  $95,918,914
        ---------------------------------------------------------------

     Investment Abbreviations:
Wts.- Warrants
     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
Statement of Assets and Liabilities
December 31, 2004

         ASSETS:
         Investments, at market value (cost $87,895,551)  $ 95,228,124
         --------------------------------------------------------------
         Receivables for:
           Investments sold                                    888,752
         --------------------------------------------------------------
           Fund shares sold                                    146,435
         --------------------------------------------------------------
           Dividends                                            58,495
         --------------------------------------------------------------
         Investment for trustee deferred compensation and
          retirement plans                                      11,155
         --------------------------------------------------------------
             Total assets                                   96,332,961
         --------------------------------------------------------------
         Liabilities:
         Payables for:
           Fund shares reacquired                               10,134
         --------------------------------------------------------------
           Trustee deferred compensation and retirement
            plans                                               14,310
         --------------------------------------------------------------
           Amount due to custodian                             193,905
         --------------------------------------------------------------
         Accrued administrative services fees                  153,103
         --------------------------------------------------------------
         Accrued distribution fees-Series II                         7
         --------------------------------------------------------------
         Accrued transfer agent fees                             1,646
         --------------------------------------------------------------
         Accrued operating expenses                             40,942
         --------------------------------------------------------------
             Total liabilities                                 414,047
         --------------------------------------------------------------
         Net assets applicable to shares outstanding      $ 95,918,914
         --------------------------------------------------------------
         Net assets consist of:
         Shares of beneficial interest                    $ 98,411,338
         --------------------------------------------------------------
         Undistributed net investment income                   355,507
         --------------------------------------------------------------
         Undistributed net realized gain (loss) from
          investment securities                            (10,180,504)
         --------------------------------------------------------------
         Unrealized appreciation of investment securities    7,332,573
         --------------------------------------------------------------
                                                          $ 95,918,914
         --------------------------------------------------------------
         Net Assets:
         Series I                                         $ 95,908,160
         --------------------------------------------------------------
         Series II                                        $     10,754
         --------------------------------------------------------------
         Shares outstanding, $0.01 par value per share,
          unlimited number of shares authorized:
         Series I                                            5,180,941
         --------------------------------------------------------------
         Series II                                                 582
         --------------------------------------------------------------
         Series I:
          Net asset value per share                       $      18.51
         --------------------------------------------------------------
         Series II:
          Net asset value per share                       $      18.48
         --------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

       INVESTMENT INCOME:
       Dividends                                            $ 1,540,159
       -----------------------------------------------------------------
       Dividends from affiliated money market funds               6,459
       -----------------------------------------------------------------
       Interest                                                  10,802
       -----------------------------------------------------------------
           Total investment income                            1,557,420
       -----------------------------------------------------------------
       Expenses:
       Advisory fees                                            742,919
       -----------------------------------------------------------------
       Administrative services fees                             284,311
       -----------------------------------------------------------------
       Custodian fees                                            37,410
       -----------------------------------------------------------------
       Distribution fees-Series II                                   17
       -----------------------------------------------------------------
       Transfer agent fees                                        8,966
       -----------------------------------------------------------------
       Trustees' fees and retirement benefits                    12,469
       -----------------------------------------------------------------
       Other                                                    113,185
       -----------------------------------------------------------------
           Total expenses                                     1,199,277
       -----------------------------------------------------------------
       Less:Fees waived and expenses reimbursed                  (2,454)
       -----------------------------------------------------------------
           Net expenses                                       1,196,823
       -----------------------------------------------------------------
       Net investment income                                    360,597
       -----------------------------------------------------------------
       Realized and unrealized gain (loss) from
        investment securities:
       Net realized gain from investment securities           5,342,026
       -----------------------------------------------------------------
       Change in net unrealized appreciation
        (depreciation) of investment securities              (2,081,386)
       -----------------------------------------------------------------
       Net gain from investment securities                    3,260,640
       -----------------------------------------------------------------
       Net increase in net assets resulting from operations $ 3,621,237
       -----------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                                                               $    360,597  $    821,344
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                    5,342,026     4,572,734
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                         (2,081,386)   15,106,971
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                 3,621,237    20,501,049
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                (822,681)   (1,157,473)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    (92)           --
---------------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                     (822,773)   (1,157,473)
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                             (16,092,813)   (5,671,282)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                 10,092            --
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                            (16,082,721)   (5,671,282)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                              (13,284,257)   13,672,294
---------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                    109,203,171    95,530,877
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $355,507 and $813,907, respectively)  $ 95,918,914  $109,203,171
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Core Stock Fund, formerly INVESCO VIF-Core Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
The Fund's investment objective is to seek a high total return through growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                           AIM V.I. CORE STOCK FUND
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
 B.Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 D.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. Repurchase Agreements -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 G.Foreign Currency Translations -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
 H.Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $478,056. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG").
For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $264,863. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.
                           AIM V.I. CORE STOCK FUND
AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.
Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,501. For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $953 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $187,420, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $96,891 for such services, of which IFG retained $8,603 for services provided by IFG.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,966.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.
     NOTE 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                           Unrealized
                  Market Value  Purchases    Proceeds     Appreciation  Market Value Dividend  Realized
      Fund         12/31/2003    at Cost    from Sales   (Depreciation)  12/31/2004   Income  Gain (Loss)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,791,903  $15,080,691 $(16,872,594)      $ --          $ --      $6,459     $ --
---------------------------------------------------------------------------------------------------------

     NOTE 4--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the year ended December 31, 2004, the Fund paid legal fees of $1,974 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
                           AIM V.I. CORE STOCK FUND
     NOTE 5--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
     NOTE 6--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                    2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $822,773 $1,157,473
          -----------------------------------------------------------

Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Undistributed ordinary income        $    360,089
               --------------------------------------------------
               Unrealized appreciation--investments    7,275,807
               --------------------------------------------------
               Temporary book/tax differences            (10,132)
               --------------------------------------------------
               Capital loss carryforward             (10,118,188)
               --------------------------------------------------
               Shares of beneficial interest          98,411,338
               --------------------------------------------------
               Total net assets                     $ 95,918,914
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and return of capital distributions on certain securities.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $5,312,323 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                  Capital Loss
                            Expiration            Carryforward
                  --------------------------------------------
                  December 31, 2010               $10,118,188
                  --------------------------------------------
                  Total capital loss carryforward $10,118,188
                  --------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
     NOTE 7--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $39,839,762 and $55,134,340, respectively.

            Unrealized Appreciation (Depreciation) of
              Investment Securities on a Tax Basis
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 9,807,055
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (2,531,248)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 7,275,807
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $87,952,317.

                           AIM V.I. CORE STOCK FUND
     NOTE 8--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of organizational expenses and differing book/tax treatment of certain return of capital distributions, on December 31, 2004, undistributed net investment income was increased by $3,776, undistributed net realized gain (loss) was increased by $2,762 and shares of beneficial interest decreased by $6,538. This reclassification had no effect on the net assets of the Fund.
     NOTE 9--Share Information

                           Changes in Shares Outstanding/(a)/
----------------------------------------------------------------------------------------
                                                   Year ended December 31,
                                     --------------------------------------------------
                                               2004                      2003
                                     ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------
Sold:
----------------------------------------------------------------------------------------
  Series I                              389,317  $  6,962,451     798,683  $ 12,750,696
----------------------------------------------------------------------------------------
  Series II/(b)/                            577        10,000          --            --
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
----------------------------------------------------------------------------------------
  Series I                               44,638       822,681      66,598     1,157,473
----------------------------------------------------------------------------------------
  Series II/(b)/                              5            92          --            --
----------------------------------------------------------------------------------------
Reacquired:
----------------------------------------------------------------------------------------
  Series I                           (1,349,682)  (23,877,945) (1,237,009)  (19,579,451)
----------------------------------------------------------------------------------------
                                       (915,145) $(16,082,721)   (371,728) $ (5,671,282)
----------------------------------------------------------------------------------------

/(a)/There are four shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 82% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
     NOTE 10--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           Series I
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year ended December 31,
                                                                   --------------------------------------------------------
                                                                         2004         2003      2002       2001      2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 17.91          $  14.77  $ 18.58   $  20.71   $  21.01
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.09/(a)/         0.13     0.21       0.20       0.23
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.67              3.20    (3.76)     (2.06)      0.72
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.76              3.33    (3.55)     (1.86)      0.95
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.16)            (0.19)   (0.26)     (0.21)     (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --                --       --      (0.06)     (1.23)
----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.16)            (0.19)   (0.26)     (0.27)     (1.25)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.51          $  17.91  $ 14.77   $  18.58   $  20.71
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     4.24%            22.60%  (19.11)%    (8.97)%     4.87%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $95,908          $109,203  $95,531   $133,754   $126,683
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.21%/(c)/        1.10%    1.12%      1.09%      1.08%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.36%/(a)(c)/     0.82%    0.99%      1.27%      1.37%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 40%               93%      49%        29%        69%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.04 and 0.08%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $99,049,029.
                           AIM V.I. CORE STOCK FUND

                                                             Series II
 -----------------------------------------------------------------------------
                                                           April 30, 2004
                                                            (Date sales
                                                           commenced) to
                                                            December 31,
                                                                2004
                                                           --------------
 Net asset value, beginning of period                          $17.33
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                         0.11/(a)/
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)        1.20
 -----------------------------------------------------------------------------
     Total from investment operations                            1.31
 -----------------------------------------------------------------------------
 Less dividends from net investment income                      (0.16)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                $18.48
 -----------------------------------------------------------------------------
 Total return/(b)/                                               7.56%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                      $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets                         1.45%/(c)(d)/
 -----------------------------------------------------------------------------
 Ratio of net investment income to average net assets            0.12%/(a)(c)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(e)/                                      40%
 -----------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. On December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.06 and (0.16)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $10,144. /(d)/After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.46%
/(e)/Not annualized for periods less than one year.
     NOTE 11--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December
31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring
                           AIM V.I. CORE STOCK FUND
compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
                           AIM V.I. CORE STOCK FUND
Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                           AIM V.I. CORE STOCK FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Dynamics Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund, formerly known as INVESCO VIF-Dynamics Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                            AIM V.I. DYNAMICS FUND
Schedule of Investments
December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
           ---------------------------------------------------------
           COMMON STOCKS & OTHER EQUITY
            INTERESTS-96.96%
           Advertising-0.94%
           Omnicom Group Inc.                   13,830 $   1,166,146
           ---------------------------------------------------------
           Air Freight & Logistics-0.86%
           Robinson (C.H.) Worldwide, Inc.      19,200     1,065,984
           ---------------------------------------------------------
           Apparel Retail-2.16%
           Abercrombie & Fitch Co.-Class A      29,000     1,361,550
           ---------------------------------------------------------
           Ross Stores, Inc.                    45,300     1,307,811
           ---------------------------------------------------------
                                                           2,669,361
           ---------------------------------------------------------
           Apparel, Accessories & Luxury
            Goods-2.94%
           Coach, Inc./(a)/                     28,700     1,618,680
           ---------------------------------------------------------
           Polo Ralph Lauren Corp.              47,300     2,014,980
           ---------------------------------------------------------
                                                           3,633,660
           ---------------------------------------------------------
           Application Software-3.36%
           Amdocs Ltd. (United Kingdom)/(a)/    60,600     1,590,750
           ---------------------------------------------------------
           Intuit Inc./(a)/                     26,000     1,144,260
           ---------------------------------------------------------
           Mercury Interactive Corp./(a)/       17,600       801,680
           ---------------------------------------------------------
           NAVTEQ Corp./(a)/                    13,300       616,588
           ---------------------------------------------------------
                                                           4,153,278
           ---------------------------------------------------------
           Asset Management & Custody
            Banks-3.46%
           Investors Financial Services Corp.   24,900     1,244,502
           ---------------------------------------------------------
           Legg Mason, Inc.                     22,750     1,666,665
           ---------------------------------------------------------
           T. Rowe Price Group Inc.             22,000     1,368,400
           ---------------------------------------------------------
                                                           4,279,567
           ---------------------------------------------------------
           Biotechnology-2.71%
           Genzyme Corp./(a)/                   18,400     1,068,488
           ---------------------------------------------------------
           Gilead Sciences, Inc./(a)/           25,500       892,245
           ---------------------------------------------------------
           Invitrogen Corp./(a)/                10,800       725,004
           ---------------------------------------------------------
           Martek Biosciences Corp./(a)/        13,100       670,720
           ---------------------------------------------------------
                                                           3,356,457
           ---------------------------------------------------------
           Broadcasting & Cable TV-1.07%
           Scripps Co. (E.W.) (The)-Class A     27,300     1,318,044
           ---------------------------------------------------------
           Casinos & Gaming-1.26%
           Station Casinos, Inc.                28,400     1,552,912
           ---------------------------------------------------------
           Communications Equipment-4.56%
           Avaya Inc./(a)/                     113,400     1,950,480
           ---------------------------------------------------------
           Comverse Technology, Inc./(a)/       60,500     1,479,225
           ---------------------------------------------------------
           Corning Inc./(a)/                    69,200       814,484
           ---------------------------------------------------------
           Juniper Networks, Inc./(a)/          25,400       690,626
           ---------------------------------------------------------
           Scientific-Atlanta, Inc.             21,300       703,113
           ---------------------------------------------------------
                                                           5,637,928
           ---------------------------------------------------------

                                                                  MARKET
                                                       SHARES     VALUE
   -------------------------------------------------------------------------
   Computer Storage & Peripherals-0.90%
   Storage Technology Corp./(a)/                        35,300 $   1,115,833
   -------------------------------------------------------------------------
   Construction & Engineering-0.69%
   Chicago Bridge & Iron Co. N.V.-New York Shares
    (Netherlands)                                       21,300       852,000
   -------------------------------------------------------------------------
   Construction & Farm Machinery & Heavy
    Trucks-0.56%
   PACCAR Inc.                                           8,600       692,128
   -------------------------------------------------------------------------
   Consumer Electronics-0.76%
   Garmin Ltd. (Cayman Islands)/(b)/                    15,400       936,936
   -------------------------------------------------------------------------
   Data Processing & Outsourced Services-
    2.82%
   Alliance Data Systems Corp./(a)/                     29,500     1,400,660
   -------------------------------------------------------------------------
   DST Systems, Inc./(a)/                               18,200       948,584
   -------------------------------------------------------------------------
   Iron Mountain Inc./(a)/                              37,300     1,137,277
   -------------------------------------------------------------------------
                                                                   3,486,521
   -------------------------------------------------------------------------
   Department Stores-0.98%
   Kohl's Corp./(a)/                                    24,600     1,209,582
   -------------------------------------------------------------------------
   Diversified Banks-0.75%
   Centennial Bank Holdings, Inc. (Acquired 12/27/04;
    Cost $931,350)/(a)(c)(d)/                           88,700       931,350
   -------------------------------------------------------------------------
   Diversified Commercial Services-3.61%
   Apollo Group, Inc.-Class A/(a)/                       7,250       585,148
   -------------------------------------------------------------------------
   Career Education Corp./(a)/                          33,500     1,340,000
   -------------------------------------------------------------------------
   Cintas Corp.                                         25,500     1,118,430
   -------------------------------------------------------------------------
   Corrections Corp. of America/(a)/                    35,100     1,419,795
   -------------------------------------------------------------------------
                                                                   4,463,373
   -------------------------------------------------------------------------
   Electrical Components &
    Equipment-0.63%
   Cooper Industries, Ltd.-Class A (Bermuda)            11,500       780,735
   -------------------------------------------------------------------------
   Electronic Equipment
    Manufacturers-1.23%
   Amphenol Corp.-Class A/(a)/                          41,500     1,524,710
   -------------------------------------------------------------------------
   Employment Services-1.64%
   Manpower Inc.                                        42,100     2,033,430
   -------------------------------------------------------------------------
   Environmental Services-1.81%
   Republic Services, Inc.                              39,200     1,314,768
   -------------------------------------------------------------------------
   Stericycle, Inc./(a)/                                20,000       919,000
   -------------------------------------------------------------------------
                                                                   2,233,768
   -------------------------------------------------------------------------
   General Merchandise Stores-0.84%
   Dollar General Corp.                                 49,900     1,036,423
   -------------------------------------------------------------------------
   Health Care Distributors-1.09%
   Henry Schein, Inc./(a)/                              19,400     1,351,016
   -------------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                                MARKET
                                                     SHARES     VALUE
      -----------------------------------------------------------------------
      Health Care Equipment-3.84%
      INAMED Corp./(a)/                               15,300 $     967,725
      -----------------------------------------------------------------------
      Kinetic Concepts, Inc./(a)/                     19,900     1,518,370
      -----------------------------------------------------------------------
      Nobel Biocare Holding A.G. (Switzerland)/(e)/    5,200       937,204
      -----------------------------------------------------------------------
      Waters Corp./(a)/                               28,200     1,319,478
      -----------------------------------------------------------------------
                                                                 4,742,777
      -----------------------------------------------------------------------
      Health Care Services-2.63%
      Caremark Rx, Inc./(a)/                          48,375     1,907,426
      -----------------------------------------------------------------------
      Express Scripts, Inc./(a)/                      17,600     1,345,344
      -----------------------------------------------------------------------
                                                                 3,252,770
      -----------------------------------------------------------------------
      Health Care Supplies-0.86%
      Cooper Cos., Inc. (The)                         15,000     1,058,850
      -----------------------------------------------------------------------
      Homebuilding-1.15%
      Pulte Homes, Inc.                               22,200     1,416,360
      -----------------------------------------------------------------------
      Hotels, Resorts & Cruise Lines-4.96%
      Hilton Hotels Corp.                            100,300     2,280,822
      -----------------------------------------------------------------------
      Royal Caribbean Cruises Ltd. (Liberia)          34,500     1,878,180
      -----------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc.       33,800     1,973,920
      -----------------------------------------------------------------------
                                                                 6,132,922
      -----------------------------------------------------------------------
      Hypermarkets & Super Centers-0.95%
      BJ's Wholesale Club, Inc./(a)/                  40,500     1,179,765
      -----------------------------------------------------------------------
      Industrial Gases-0.50%
      Praxair, Inc.                                   14,100       622,515
      -----------------------------------------------------------------------
      Industrial Machinery-2.35%
      Eaton Corp.                                     18,800     1,360,368
      -----------------------------------------------------------------------
      Ingersoll-Rand Co.-Class A (Bermuda)            19,200     1,541,760
      -----------------------------------------------------------------------
                                                                 2,902,128
      -----------------------------------------------------------------------
      Insurance Brokers-0.81%
      Willis Group Holdings Ltd. (Bermuda)            24,200       996,314
      -----------------------------------------------------------------------
      Integrated Oil & Gas-0.99%
      Murphy Oil Corp.                                15,200     1,222,840
      -----------------------------------------------------------------------
      Internet Software & Services-2.20%
      Ask Jeeves, Inc./(a)/                           23,551       629,989
      -----------------------------------------------------------------------
      VeriSign, Inc./(a)/                             62,300     2,088,296
      -----------------------------------------------------------------------
                                                                 2,718,285
      -----------------------------------------------------------------------
      Investment Companies-Exchange Traded
       Funds-0.92%
      iShares Nasdaq Biotechnology Index Fund/(a)/    15,100     1,138,540
      -----------------------------------------------------------------------
      Managed Health Care-1.14%
      Aetna Inc.                                      11,300     1,409,675
      -----------------------------------------------------------------------
      Multi-Line Insurance-0.11%
      Quanta Capital Holdings Ltd. (Bermuda)/(a)/     14,800       136,456
      -----------------------------------------------------------------------
      Office Electronics-0.59%
      Zebra Technologies Corp.-Class A/(a)/           12,950       728,826
      -----------------------------------------------------------------------

                                                                   MARKET
                                                        SHARES     VALUE
   --------------------------------------------------------------------------
   Oil & Gas Equipment & Services-2.05%
   Halliburton Co.                                       34,000 $   1,334,160
   --------------------------------------------------------------------------
   Smith International, Inc./(a)/                        22,100     1,202,461
   --------------------------------------------------------------------------
                                                                    2,536,621
   --------------------------------------------------------------------------
   Oil & Gas Exploration &
    Production-0.99%
   Apache Corp.                                              42         2,124
   --------------------------------------------------------------------------
   Talisman Energy Inc. (Canada)                         45,200     1,218,592
   --------------------------------------------------------------------------
                                                                    1,220,716
   --------------------------------------------------------------------------
   Oil & Gas Refining, Marketing &
    Transportation-1.48%
   Williams Cos., Inc. (The)                            112,600     1,834,254
   --------------------------------------------------------------------------
   Other Diversified Financial
    Services-0.95%
   CapitalSource Inc./(a)/                               45,900     1,178,253
   --------------------------------------------------------------------------
   Pharmaceuticals-3.45%
   MGI Pharma, Inc./(a)/                                 34,000       952,340
   --------------------------------------------------------------------------
   Shire Pharmaceuticals Group PLC-ADR
    (United Kingdom)                                     60,400     1,929,780
   --------------------------------------------------------------------------
   Valeant Pharmaceuticals International                 52,500     1,383,375
   --------------------------------------------------------------------------
                                                                    4,265,495
   --------------------------------------------------------------------------
   Real Estate-4.38%
   Aames Investment Corp.                               109,400     1,170,580
   --------------------------------------------------------------------------
   KKR Financial Corp. (Acquired 08/05/04-12/21/04;
    Cost $1,276,520)/(a)(c)/                            127,400     1,331,330
   --------------------------------------------------------------------------
   New Century Financial Corp.                           28,800     1,840,608
   --------------------------------------------------------------------------
   People's Choice Financial Corp. (Acquired 12/21/04;
    Cost $1,069,000)/(a)(c)(d)/                         106,900     1,069,000
   --------------------------------------------------------------------------
                                                                    5,411,518
   --------------------------------------------------------------------------
   Real Estate Management &
    Development-1.12%
   CB Richard Ellis Group, Inc.-Class A/(a)/             41,200     1,382,260
   --------------------------------------------------------------------------
   Regional Banks-0.73%
   Zions Bancorp.                                        13,300       904,799
   --------------------------------------------------------------------------
   Semiconductor Equipment-1.68%
   KLA-Tencor Corp./(a)/                                 15,400       717,332
   --------------------------------------------------------------------------
   Novellus Systems, Inc./(a)/                           48,900     1,363,821
   --------------------------------------------------------------------------
                                                                    2,081,153
   --------------------------------------------------------------------------
   Semiconductors-3.08%
   Altera Corp./(a)/                                     42,980       889,686
   --------------------------------------------------------------------------
   Microchip Technology Inc.                             51,882     1,383,174
   --------------------------------------------------------------------------
   National Semiconductor Corp.                          85,400     1,532,930
   --------------------------------------------------------------------------
                                                                    3,805,790
   --------------------------------------------------------------------------
   Specialized Finance-0.70%
   Moody's Corp.                                          9,900       859,815
   --------------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                        MARKET
                                             SHARES     VALUE
              ----------------------------------------------------
              Specialty Chemicals-2.54%
              Ecolab Inc.                     19,800 $     695,574
              ----------------------------------------------------
              Nalco Holding Co./(a)/          53,300     1,040,416
              ----------------------------------------------------
              Rohm & Haas Co.                 31,700     1,402,091
              ----------------------------------------------------
                                                         3,138,081
              ----------------------------------------------------
              Specialty Stores-2.21%
              Advance Auto Parts, Inc./(a)/   22,500       982,800
              ----------------------------------------------------
              Staples, Inc.                   51,900     1,749,549
              ----------------------------------------------------
                                                         2,732,349
              ----------------------------------------------------
              Systems Software-1.00%
              Novell, Inc./(a)/              182,500     1,231,875
              ----------------------------------------------------
              Technology Distributors-0.54%
              CDW Corp.                       10,000       663,500
              ----------------------------------------------------
              Trading Companies &
               Distributors-1.04%
              Fastenal Co.                    20,900     1,286,604
              ----------------------------------------------------
              Trucking-0.34%
              Sirva Inc./(a)/                 21,600       415,152
              ----------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
-------------------------------------------------------------------------------
Wireless Telecommunication
 Services-3.05%
American Tower Corp.-Class A/(a)/                          87,900 $  1,617,360
-------------------------------------------------------------------------------
Nextel Partners, Inc.-Class A/(a)/                         67,950    1,327,743
-------------------------------------------------------------------------------
SpectraSite, Inc./(a)/                                     14,300      827,970
-------------------------------------------------------------------------------
                                                                     3,773,073
-------------------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
 (Cost $101,024,897)                                               119,861,473
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-2.70%
Premier Portfolio (Cost $3,341,046)/(f)(g)/             3,341,046    3,341,046
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.66% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $104,365,943)                                               123,202,519
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.46%
Premier Portfolio/(f)(g)(h)/                              561,100      561,100
-------------------------------------------------------------------------------
Total Money Market Funds (purchased with cash
 collateral from securities loaned) (Cost $561,100)                    561,100
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.12% (Cost $104,927,043)                      123,763,619
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.12%)                                 (143,841)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                                $123,619,778
-------------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $3,331,680, which represented 2.70% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $2,000,350, which represented 1.62% of the Fund's Total Investments. See Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.76% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. DYNAMICS FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $101,024,897)*                     $ 119,861,473
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,902,146)            3,902,146
------------------------------------------------------------------------------------
    Total investments (cost $104,927,043)                               123,763,619
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $71)                                   75
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                          628,324
------------------------------------------------------------------------------------
  Fund shares sold                                                           14,594
------------------------------------------------------------------------------------
  Dividends                                                                 104,397
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             9,883
------------------------------------------------------------------------------------
    Total assets                                                        124,520,892
------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                     89,203
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         13,079
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                               561,100
------------------------------------------------------------------------------------
Accrued administrative services fees                                        191,961
------------------------------------------------------------------------------------
Accrued distribution fees - Series II                                             7
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                   2,645
------------------------------------------------------------------------------------
Accrued operating expenses                                                   43,119
------------------------------------------------------------------------------------
    Total liabilities                                                       901,114
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 123,619,778
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 210,994,399
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                  (10,751)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (106,200,450)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                              18,836,580
------------------------------------------------------------------------------------
                                                                      $ 123,619,778
------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $ 123,608,623
------------------------------------------------------------------------------------
Series II                                                             $      11,155
------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  9,265,026
------------------------------------------------------------------------------------
Series II                                                                     837.5
------------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $       13.34
------------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $       13.32
------------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $550,602 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $8,340)               $    652,075
--------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $10,125**)                                            60,960
--------------------------------------------------------------------------------
    Total investment income                                             713,035
--------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                         1,032,136
--------------------------------------------------------------------------------
Administrative services fees                                            381,088
--------------------------------------------------------------------------------
Custodian fees                                                           41,121
--------------------------------------------------------------------------------
Distribution fees - Series II                                                17
--------------------------------------------------------------------------------
Transfer agent fees                                                      12,350
--------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                   14,153
--------------------------------------------------------------------------------
Other                                                                    93,254
--------------------------------------------------------------------------------
    Total expenses                                                    1,574,119
--------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                 (2,625)
--------------------------------------------------------------------------------
    Net expenses                                                      1,571,494
--------------------------------------------------------------------------------
Net investment income (loss)                                           (858,459)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                              28,099,321
--------------------------------------------------------------------------------
  Foreign currencies                                                      1,312
--------------------------------------------------------------------------------
                                                                     28,100,633
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (12,380,354)
--------------------------------------------------------------------------------
  Foreign currencies                                                          4
--------------------------------------------------------------------------------
                                                                    (12,380,350)
--------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies           15,720,283
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 14,861,824
--------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. DYNAMICS FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                     2004          2003
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                                                    $   (858,459) $   (952,962)
------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign currencies               28,100,633    14,654,533
------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities
   and foreign currencies                                                         (12,380,350)   29,147,353
------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            14,861,824    42,848,924
------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                         (60,521,334)   10,285,394
------------------------------------------------------------------------------------------------------------
 Series II                                                                             10,000            --
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions        (60,511,334)   10,285,394
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (45,649,510)   53,134,318
------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                                                169,269,288   116,134,970
------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(10,751)
   and $(5,658), respectively)                                                   $123,619,778  $169,269,288
------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Dynamics Fund, formerly INVESCO VIF-Dynamics Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
                            AIM V.I. DYNAMICS FUND
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
                            AIM V.I. DYNAMICS FUND
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $601,391. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $430,745. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,585.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $40 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $225,585, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $155,503 for such services, of which IFG retained $11,921 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,350.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual Fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,303,049  $109,156,286 $(109,118,289)      $ --       $3,341,046  $50,835     $ --
-----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $       --  $ 14,592,344 $ (14,031,244)      $ --       $  561,100  $10,125     $ --
-----------------------------------------------------------------------------------------------------------
TOTAL              $3,303,049  $123,748,630 $(123,149,533)      $ --       $3,902,146  $60,960     $ --
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.
                            AIM V.I. DYNAMICS FUND
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $403,556 and $481,714, respectively.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,048 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2004, the Fund had interfund borrowings for the number of days the borrowings were outstanding, in the amount of $4,957,500 with a weighted average interest rate of 1.21% and interest expense of $653.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $550,602 were on loan to brokers. The loans were secured by cash collateral of $561,100 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $10,125 for securities lending transactions.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
              ---------------------------------------------------
              Unrealized appreciation--investments $  17,866,150
              ---------------------------------------------------
              Temporary book/tax differences              (8,758)
              ---------------------------------------------------
              Capital loss carryforward             (105,230,019)
              ---------------------------------------------------
              Post-October capital loss deferral          (1,994)
              ---------------------------------------------------
              Shares of beneficial interest          210,994,399
              ---------------------------------------------------
              Total net assets                     $ 123,619,778
              ---------------------------------------------------

                            AIM V.I. DYNAMICS FUND
  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of loss on certain option contracts. The tax basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies $4.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses the deferral of post-October currency losses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $23,097,256 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2009               $ 34,604,090
                 ---------------------------------------------
                 December 31, 2010                 70,625,929
                 ---------------------------------------------
                 Total capital loss carryforward $105,230,019
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $162,022,334 and $224,439,291, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $19,301,616
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,435,470)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $17,866,146
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $105,897,473.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of net operating losses, non-deductible reorganization expenses and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $853,366, undistributed net realized gain (loss) was decreased by $1,312 and shares of beneficial interest decreased by $852,054. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION

                      CHANGES IN SHARES OUTSTANDING/(A)/
    -----------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------
                                2004                       2003
                      ------------------------  --------------------------
                        SHARES       AMOUNT        SHARES        AMOUNT
    -----------------------------------------------------------------------
    Sold:
      Series I         3,083,564  $ 37,510,555   43,895,013  $ 426,395,783
    -----------------------------------------------------------------------
      Series II/(b)/         838        10,000           --             --
    -----------------------------------------------------------------------
    Reacquired:
      Series I        (8,198,618)  (98,031,889) (43,111,961)  (416,110,389)
    -----------------------------------------------------------------------
      Series II/(b)/          --            --           --             --
    -----------------------------------------------------------------------
                      (5,114,216) $(60,511,334)     783,052  $  10,285,394
    -----------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 83% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                            AIM V.I. DYNAMICS FUND
NOTE 12--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                    SERIES I
                                                                   ------------------------------------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                        2004            2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.77        $   8.54       $  12.54       $  18.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.09)          (0.07)         (0.00)/(a)/    (0.00)/(a)/
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.66            3.30          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.57            3.23          (4.00)         (5.67)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --              --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.34        $  11.77       $   8.54       $  12.54
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     13.34%          37.82%        (31.90)%       (31.14)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $123,609        $169,269       $116,135       $174,716
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.14%/(c)/      1.14%/(d)/     1.12%          1.08%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.62)%/(c)/    (0.70)%        (0.75)%        (0.54)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  64%            129%           110%            62%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  18.90
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.00)/(a)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.67)
---------------------------------------------------------------------------------
    Total from investment operations                                  (0.67)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.02)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.21
---------------------------------------------------------------------------------
Total return/(b)/                                                     (3.55)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $170,610
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.09%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.24)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  58%
---------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.08), $(0.06) and $(0.03) for the years ended December 31, 2002, 2001 and 2000, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $137,611,312.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for the year ended December 31, 2003.

                                                                  SERIES II
                                                            ----------------------
                                                                APRIL 30, 2004
                                                            (DATE SALES COMMENCED)
                                                             TO DECEMBER 31, 2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.94
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.07)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.45
----------------------------------------------------------------------------------
    Total from investment operations                                  1.38
----------------------------------------------------------------------------------
Net asset value, end of period                                      $13.32
----------------------------------------------------------------------------------
Total return/(a)/                                                    11.56%
----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   11
----------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.40%/(b)/
----------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.88)%/(b)/
----------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                            64%
----------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,038. /(c)/Not annualized for periods less than one year.
                            AIM V.I. DYNAMICS FUND
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
                            AIM V.I. DYNAMICS FUND
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
                            AIM V.I. DYNAMICS FUND
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                            AIM V.I. DYNAMICS FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Financial Services Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund, formerly known as INVESCO VIF-Financial Services Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                       AIM V.I. FINANCIAL SERVICES FUND
Schedule of Investments
December 31, 2004

                                                             MARKET
                                                   SHARES    VALUE
         -------------------------------------------------------------
         COMMON STOCKS-94.90%
         Asset Management & Custody
          Banks-8.91%
         Bank of New York Co., Inc. (The)          215,475 $ 7,201,174
         -------------------------------------------------------------
         Federated Investors, Inc.-Class B          89,500   2,720,800
         -------------------------------------------------------------
         Franklin Resources, Inc.                   59,900   4,172,035
         -------------------------------------------------------------
         Legg Mason, Inc.                           40,650   2,978,019
         -------------------------------------------------------------
         Northern Trust Corp.                       22,700   1,102,766
         -------------------------------------------------------------
                                                            18,174,794
         -------------------------------------------------------------
         Consumer Finance-6.65%
         American Express Co.                      127,600   7,192,812
         -------------------------------------------------------------
         Capital One Financial Corp.                75,600   6,366,276
         -------------------------------------------------------------
                                                            13,559,088
         -------------------------------------------------------------
         Diversified Banks-16.22%
         Anglo Irish Bank Corp. PLC (Ireland)/(a)/  88,300   2,141,350
         -------------------------------------------------------------
         Bank of America Corp.                     227,624  10,696,052
         -------------------------------------------------------------
         U.S. Bancorp                              116,400   3,645,648
         -------------------------------------------------------------
         Wachovia Corp.                            184,600   9,709,960
         -------------------------------------------------------------
         Wells Fargo & Co.                         110,650   6,876,898
         -------------------------------------------------------------
                                                            33,069,908
         -------------------------------------------------------------
         Diversified Capital Markets-1.83%
         UBS A.G. (Switzerland)                     44,600   3,739,264
         -------------------------------------------------------------
         Insurance Brokers-4.64%
         Aon Corp.                                 194,000   4,628,840
         -------------------------------------------------------------
         Marsh & McLennan Cos., Inc.               147,000   4,836,300
         -------------------------------------------------------------
                                                             9,465,140
         -------------------------------------------------------------
         Investment Banking & Brokerage-9.30%
         Goldman Sachs Group, Inc. (The)            50,900   5,295,636
         -------------------------------------------------------------
         Lehman Brothers Holdings Inc.              27,700   2,423,196
         -------------------------------------------------------------
         Merrill Lynch & Co., Inc.                 158,100   9,449,637
         -------------------------------------------------------------
         Morgan Stanley                             32,100   1,782,192
         -------------------------------------------------------------
                                                            18,950,661
         -------------------------------------------------------------
         Life & Health Insurance-2.70%
         Prudential Financial, Inc.                100,300   5,512,488
         -------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ---------------------------------------------------------------------
     Multi-Line Insurance-8.65%
     American International Group, Inc.               108,850 $  7,148,180
     ---------------------------------------------------------------------
     Genworth Financial Inc.-Class A                   93,500    2,524,500
     ---------------------------------------------------------------------
     Hartford Financial Services Group, Inc. (The)    114,800    7,956,788
     ---------------------------------------------------------------------
                                                                17,629,468
     ---------------------------------------------------------------------
     Other Diversified Financial
      Services-11.47%
     Citigroup Inc.                                   235,940   11,367,589
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                             307,920   12,011,959
     ---------------------------------------------------------------------
                                                                23,379,548
     ---------------------------------------------------------------------
     Property & Casualty Insurance-8.11%
     ACE Ltd. (Cayman Islands)                        136,500    5,835,375
     ---------------------------------------------------------------------
     Chubb Corp. (The)                                 16,100    1,238,090
     ---------------------------------------------------------------------
     MBIA Inc.                                         50,300    3,182,984
     ---------------------------------------------------------------------
     SAFECO Corp.                                      70,300    3,672,472
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)               70,406    2,609,950
     ---------------------------------------------------------------------
                                                                16,538,871
     ---------------------------------------------------------------------
     Regional Banks-4.21%
     Cullen/Frost Bankers, Inc.                        29,500    1,433,700
     ---------------------------------------------------------------------
     Fifth Third Bancorp                               61,125    2,889,990
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                         96,250    2,776,813
     ---------------------------------------------------------------------
     Zions Bancorp.                                    21,800    1,483,054
     ---------------------------------------------------------------------
                                                                 8,583,557
     ---------------------------------------------------------------------
     Thrifts & Mortgage Finance-12.21%
     Fannie Mae                                       190,600   13,572,626
     ---------------------------------------------------------------------
     Freddie Mac                                      100,450    7,403,165
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                             94,100    3,928,675
     ---------------------------------------------------------------------
                                                                24,904,466
     ---------------------------------------------------------------------
         Total Common Stocks
          (Cost $162,702,688)                                  193,507,253
     ---------------------------------------------------------------------
     MONEY MARKET FUNDS-5.08%
     Premier Portfolio (Cost $10,351,853)/(b)(c)/  10,351,853   10,351,853
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-99.98% (Cost $173,054,541)              203,859,106
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.02%                            30,975
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                       $203,890,081
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004, represented 1.05% of the Fund's Total Investments. See Note 1A.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $162,702,688)                      $193,507,253
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $10,351,853)         10,351,853
-----------------------------------------------------------------------------------
    Total investments (cost $173,054,541)                              203,859,106
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                         255,145
-----------------------------------------------------------------------------------
  Dividends                                                                195,107
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            8,733
-----------------------------------------------------------------------------------
    Total assets                                                       204,318,091
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                    33,584
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        13,403
-----------------------------------------------------------------------------------
Accrued administrative services fees                                       339,764
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                              7
-----------------------------------------------------------------------------------
Accrued trustees' fees                                                         181
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  2,732
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  38,339
-----------------------------------------------------------------------------------
    Total liabilities                                                      428,010
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $203,890,081
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $181,595,870
-----------------------------------------------------------------------------------
Undistributed net investment income                                      1,881,398
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (10,392,115)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             30,804,928
-----------------------------------------------------------------------------------
                                                                      $203,890,081
-----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $203,879,199
-----------------------------------------------------------------------------------
Series II                                                             $     10,882
-----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                13,956,667
-----------------------------------------------------------------------------------
Series II                                                                      746
-----------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $      14.61
-----------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $      14.59
-----------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $63,126)      $ 4,159,454
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                    98,266
    -----------------------------------------------------------------------
        Total investment income                                  4,257,720
    -----------------------------------------------------------------------
    EXPENSES:
    Advisory fees                                                1,589,014
    -----------------------------------------------------------------------
    Administrative services fees                                   577,778
    -----------------------------------------------------------------------
    Custodian fees                                                  50,286
    -----------------------------------------------------------------------
    Distribution fees-Series II                                         17
    -----------------------------------------------------------------------
    Transfer agent fees                                             12,636
    -----------------------------------------------------------------------
    Trustees' fees and retirement benefits                          15,442
    -----------------------------------------------------------------------
    Other                                                          126,597
    -----------------------------------------------------------------------
        Total expenses                                           2,371,770
    -----------------------------------------------------------------------
    Less:Fees waived and expenses reimbursed                        (3,586)
    -----------------------------------------------------------------------
        Net expenses                                             2,368,184
    -----------------------------------------------------------------------
    Net investment income                                        1,889,536
    -----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                     15,031,860
    -----------------------------------------------------------------------
      Foreign currencies                                            24,012
    -----------------------------------------------------------------------
                                                                15,055,872
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     (1,289,792)
    -----------------------------------------------------------------------
      Foreign currencies                                               (29)
    -----------------------------------------------------------------------
                                                                (1,289,821)
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  13,766,051
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $15,655,587
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                              2004
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  1,889,536
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       15,055,872
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (1,289,821)
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    15,655,587
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (1,438,311)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        (76)
------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (1,438,387)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 (20,689,232)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                     10,076
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                (20,679,156)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (6,461,956)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        210,352,037
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,881,398 and $1,395,549, respectively)  $203,890,081
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2003
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  1,441,609
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                        9,532,585
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      32,955,670
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    43,929,864
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                    (968,154)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                       (968,154)
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                  24,987,582
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                 24,987,582
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   67,949,292
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        142,402,745
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,881,398 and $1,395,549, respectively)  $210,352,037
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Financial Services Fund, formerly INVESCO VIF-Financial Services Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                       AIM V.I. FINANCIAL SERVICES FUND
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $1,021,870. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $567,144.
                       AIM V.I. FINANCIAL SERVICES FUND
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,538.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $48 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $374,081, of which AIM retained $39,786 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $203,697, of which IFG retained $8,333 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,636.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays A I M Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $7,917,749  $80,057,637 $(77,623,533)      $ --      $10,351,853  $98,266     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
                       AIM V.I. FINANCIAL SERVICES FUND
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,178 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 5--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS Distributions to Shareholders:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $1,438,387 $968,154
          -----------------------------------------------------------

Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                       2004
               -------------------------------------------------
               Undistributed ordinary income       $  1,892,330
               -------------------------------------------------
               Unrealized appreciation-investments   28,617,503
               -------------------------------------------------
               Temporary book/tax differences           (10,932)
               -------------------------------------------------
               Capital loss carryforward             (8,204,690)
               -------------------------------------------------
               Shares of beneficial interest        181,595,870
               -------------------------------------------------
               Total net assets                    $203,890,081
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $364.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $14,174,444 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $8,204,690
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 7--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $137,705,060 and $160,244,698, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $32,211,511
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,594,372)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $28,617,139
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $175,241,967.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions and redomestication expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $34,700, undistributed net realized gain (loss) was decreased by $24,015 and shares of beneficial interest decreased by $10,685. This reclassification had no effect on the net assets of the Fund.
NOTE 9--SHARE INFORMATION

                           CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------
                                               2004                      2003
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Series I                            3,650,703  $ 51,539,943  10,022,622  $115,989,532
----------------------------------------------------------------------------------------
  Series II/(b)/                            741        10,000          --            --
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                               99,883     1,438,311      74,588       968,154
----------------------------------------------------------------------------------------
  Series II/(b)/                              5            76          --            --
----------------------------------------------------------------------------------------
Reacquired:
  Series I                           (5,326,890)  (73,667,486) (8,121,088)  (91,970,104)
----------------------------------------------------------------------------------------
                                     (1,575,558) $(20,679,156)  1,976,122  $ 24,987,582
----------------------------------------------------------------------------------------

/(a)/There are four shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 87% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities, brokerage, third party recordkeeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 10--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2004        2003       2002       2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.54       $  10.50  $  12.42   $  13.84   $  11.10
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.15           0.08      0.08       0.06       0.03
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.02           3.02     (1.93)     (1.43)      2.72
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.17           3.10     (1.85)     (1.37)      2.75
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.10)         (0.06)    (0.07)     (0.04)        --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --      (0.01)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.10)         (0.06)    (0.07)     (0.05)     (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.61       $  13.54  $  10.50   $  12.42   $  13.84
---------------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                                      8.68%         29.58%   (14.90)%    (9.88)%    24.80%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $203,879       $210,352  $142,403   $183,084   $220,316
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.12%/(b)/     1.09%     1.09%      1.07%      1.09%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.89%/(b)/     0.87%     0.57%      0.46%      0.66%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  67%            65%       72%       132%       114%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are based on average daily net assets of $211,861,725.

                                                                SERIES II
                                                          ----------------------
                                                              APRIL 30, 2004
                                                          (DATE SALES COMMENCED)
                                                           TO DECEMBER 31, 2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $13.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.12
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            1.07
--------------------------------------------------------------------------------
    Total from investment operations                                1.19
--------------------------------------------------------------------------------
Less distributions from net investment income                      (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $14.59
--------------------------------------------------------------------------------
Total return/(a)/                                                   8.85%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   11
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:                            1.38%/(b)/
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                0.63%/(b)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                          67%
--------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,156. /(c)/Not annualized for periods less than one year.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 11--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
                       AIM V.I. FINANCIAL SERVICES FUND
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
                       AIM V.I. FINANCIAL SERVICES FUND
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                       AIM V.I. FINANCIAL SERVICES FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Health Sciences Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Health Sciences Fund, formerly known as INVESCO VIF-Health Sciences Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/  PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                         AIM V.I. HEALTH SCIENCES FUND
Schedule of Investments
December 31, 2004

                                                          Market
                                               Shares     Value
            -------------------------------------------------------
            Domestic Common
             Stocks-68.18%
            Biotechnology-18.82%
            Amgen Inc./(a)/                    318,100 $ 20,406,115
            -------------------------------------------------------
            Biogen Idec Inc./(a)/                6,000      399,660
            -------------------------------------------------------
            Corgentech Inc./(a)(b)/            220,000    1,821,600
            -------------------------------------------------------
            Cubist Pharmaceuticals, Inc./(a)/  432,300    5,114,109
            -------------------------------------------------------
            Gen-Probe Inc./(a)/                  1,100       49,731
            -------------------------------------------------------
            Genzyme Corp./(a)/                  68,400    3,971,988
            -------------------------------------------------------
            Gilead Sciences, Inc./(a)/         425,000   14,870,750
            -------------------------------------------------------
            Indevus Pharmaceuticals,
             Inc./(a)(b)/                      274,000    1,633,040
            -------------------------------------------------------
            Isis Pharmaceuticals, Inc./(a)(b)/ 410,000    2,419,000
            -------------------------------------------------------
            Martek Biosciences Corp./(a)/        5,500      281,600
            -------------------------------------------------------
            OSI Pharmaceuticals, Inc./(a)/     164,000   12,275,400
            -------------------------------------------------------
            Protein Design Labs, Inc./(a)/     171,600    3,545,256
            -------------------------------------------------------
                                                         66,788,249
            -------------------------------------------------------
            Health Care
             Equipment-18.99%
            Bard (C.R.), Inc.                   66,000    4,222,680
            -------------------------------------------------------
            Baxter International Inc.          155,000    5,353,700
            -------------------------------------------------------
            Becton, Dickinson & Co.             69,000    3,919,200
            -------------------------------------------------------
            Boston Scientific Corp./(a)/       143,000    5,083,650
            -------------------------------------------------------
            DENTSPLY International Inc.         13,000      730,600
            -------------------------------------------------------
            Fisher Scientific International
             Inc./(a)/                          32,000    1,996,160
            -------------------------------------------------------
            FoxHollow Technologies,
             Inc./(a)(b)/                       53,200    1,308,188
            -------------------------------------------------------
            Guidant Corp.                      215,000   15,501,500
            -------------------------------------------------------
            Hospira, Inc./(a)/                   7,000      234,500
            -------------------------------------------------------
            IDEXX Laboratories, Inc./(a)/       34,000    1,856,060
            -------------------------------------------------------
            IntraLase Corp./(a)/                51,700    1,213,916
            -------------------------------------------------------
            Medtronic, Inc.                    199,000    9,884,330
            -------------------------------------------------------
            SonoSite, Inc./(a)/                 94,000    3,191,300
            -------------------------------------------------------
            St. Jude Medical, Inc./(a)/        260,000   10,901,800
            -------------------------------------------------------
            Varian Inc./(a)/                    10,000      410,100
            -------------------------------------------------------
            Varian Medical Systems, Inc./(a)/   16,000      691,840
            -------------------------------------------------------
            VNUS Medical Technologies,
             Inc./(a)(b)/                       67,200      908,544
            -------------------------------------------------------
                                                         67,408,068
            -------------------------------------------------------
            Health Care Facilities-
             2.07%
            Community Health Systems
             Inc./(a)/                         264,000    7,360,320
            -------------------------------------------------------
            Health Care Services-
             1.98%
            Caremark Rx, Inc./(a)/              88,000    3,469,840
            -------------------------------------------------------
            DaVita, Inc./(a)/                   45,000    1,778,850
            -------------------------------------------------------
            HMS Holdings Corp./(a)/            160,000    1,438,400
            -------------------------------------------------------
            PRA International/(a)/              13,400      332,052
            -------------------------------------------------------
                                                          7,019,142
            -------------------------------------------------------

                                                           Market
                                                Shares     Value
           ---------------------------------------------------------
           Health Care Supplies-
            1.16%
           Cooper Cos., Inc. (The)               22,000 $  1,552,980
           ---------------------------------------------------------
           Sola International Inc./(a)/          13,000      358,020
           ---------------------------------------------------------
           Symmetry Medical Inc./(a)/           105,000    2,210,250
           ---------------------------------------------------------
                                                           4,121,250
           ---------------------------------------------------------
           Managed Health Care-
            3.89%
           Aetna Inc.                            10,000    1,247,500
           ---------------------------------------------------------
           PacifiCare Health Systems, Inc./(a)/ 222,000   12,547,440
           ---------------------------------------------------------
                                                          13,794,940
           ---------------------------------------------------------
           Pharmaceuticals-21.27%
           Barr Pharmaceuticals Inc./(a)/         4,000      182,160
           ---------------------------------------------------------
           Bristol-Myers Squibb Co.             290,000    7,429,800
           ---------------------------------------------------------
           Forest Laboratories, Inc./(a)/       412,000   18,482,320
           ---------------------------------------------------------
           Impax Laboratories, Inc./(a)/        112,000    1,778,560
           ---------------------------------------------------------
           Johnson & Johnson                      6,000      380,520
           ---------------------------------------------------------
           Lilly (Eli) & Co.                     92,000    5,221,000
           ---------------------------------------------------------
           Medicis Pharmaceutical Corp.-
            Class A                              70,000    2,457,700
           ---------------------------------------------------------
           Pfizer Inc.                          673,000   18,096,970
           ---------------------------------------------------------
           Schering-Plough Corp.                 10,000      208,800
           ---------------------------------------------------------
           Sepracor Inc./(a)/                    15,000      890,550
           ---------------------------------------------------------
           Theravance, Inc./(a)/                  2,200       39,380
           ---------------------------------------------------------
           Wyeth                                477,000   20,315,430
           ---------------------------------------------------------
                                                          75,483,190
           ---------------------------------------------------------
               Total Domestic Common
                Stocks
                (Cost $224,915,645)                      241,975,159
           ---------------------------------------------------------
           Foreign Stocks & Other
            Equity Interests-
            25.91%
           Canada-2.36%
           QLT Inc. (Biotechnology)/(a)/        520,000    8,361,600
           ---------------------------------------------------------
           France-5.67%
           Sanofi-Aventis-ADR
            (Pharmaceuticals)                   502,800   20,137,140
           ---------------------------------------------------------
           Germany-0.16%
           Altana A.G. (Pharmaceuticals)/(c)/     9,000      565,418
           ---------------------------------------------------------
           Israel-2.03%
           Teva Pharmaceutical Industries
            Ltd.-ADR (Pharmaceuticals)          241,220    7,202,829
           ---------------------------------------------------------
           Japan-11.73%
           Eisai Co., Ltd.
            (Pharmaceuticals)/(c)/              570,200   18,813,099
           ---------------------------------------------------------
           Fujisawa Pharmaceutical Co. Ltd.
            (Pharmaceuticals)/(c)/              500,000   13,724,038
           ---------------------------------------------------------
           Kyorin Pharmaceutical Co., Ltd.
            (Pharmaceuticals)/(c)/              180,000    2,741,554
           ---------------------------------------------------------
           Santen Pharmaceutical Co., Ltd.
            (Pharmaceuticals)/(c)/               22,000      481,109
           ---------------------------------------------------------

                         AIM V.I. HEALTH SCIENCES FUND

                                                                      Market
                                                           Shares     Value
-------------------------------------------------------------------------------
Japan-(Continued)
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(c)/       35,000 $  1,767,891
-------------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceuticals)/(c)/ 105,000    4,099,029
-------------------------------------------------------------------------------
                                                                     41,626,720
-------------------------------------------------------------------------------
Netherlands-0.18%
Akzo Nobel N.V.-ADR (Diversified Chemicals)                 15,000      637,350
-------------------------------------------------------------------------------
Switzerland-2.65%
Novartis A.G.-ADR (Pharmaceuticals)                        114,000    5,761,560
-------------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)/(b)(c)/                32,000    3,663,564
-------------------------------------------------------------------------------
                                                                      9,425,124
-------------------------------------------------------------------------------
United Kingdom-1.13%
Shire Pharmaceuticals Group PLC-ADR
 (Pharmaceuticals)/(a)/                                    125,500    4,009,725
-------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $80,732,040)                                              91,965,906
-------------------------------------------------------------------------------

                                                                     Market
                                                         Shares      Value
  ----------------------------------------------------------------------------
  Money Market Funds-4.91%
  Premier Portfolio (Cost $17,415,842)/(d)(e)/         17,415,842 $ 17,415,842
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-99.00% (excluding
   investments purchased with cash collateral
   from securities loaned)
   (Cost $323,063,527)                                             351,356,907
  ----------------------------------------------------------------------------
  Investments Purchased with Cash
   Collateral from Securities Loaned
  Money Market Funds-0.98%
  Premier Portfolio/(d)(e)(f)/                          3,476,275    3,476,275
  ----------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $3,476,275)                                             3,476,275
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-99.98% (Cost $326,539,802)                     354,833,182
  ----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-0.02%                                   66,073
  ----------------------------------------------------------------------------
  NET ASSETS-100.00%                                              $354,899,255
  ----------------------------------------------------------------------------

     Investment Abbreviations:
ADR - AmericanDepositary Receipt
     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $45,855,702, which represented 12.92% of the Fund's Total Investments. See
    Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. HEALTH SCIENCES FUND
Statement of Assets and Liabilities
December 31, 2004

        ASSETS:
        Investments, at market value (cost $305,647,685)*  $333,941,065
        ----------------------------------------------------------------
        Investments in affiliated money market funds (cost
         $20,892,117)                                        20,892,117
        ----------------------------------------------------------------
            Total investments (cost $326,539,802)           354,833,182
        ----------------------------------------------------------------
        Foreign currencies, at market value (cost
         $293,242)                                              295,045
        ----------------------------------------------------------------
        Receivables for:
          Investments sold                                    4,578,046
        ----------------------------------------------------------------
          Fund shares sold                                      101,360
        ----------------------------------------------------------------
          Dividends                                             290,805
        ----------------------------------------------------------------
        Investment for trustee deferred compensation and
         retirement plans                                        19,549
        ----------------------------------------------------------------
            Total assets                                    360,117,987
        ----------------------------------------------------------------
        Liabilities:
        Payables for:
          Investments purchased                                 876,930
        ----------------------------------------------------------------
          Fund shares reacquired                                163,297
        ----------------------------------------------------------------
          Trustee deferred compensation and retirement
           plans                                                 27,579
        ----------------------------------------------------------------
          Collateral upon return of securities loaned         3,476,275
        ----------------------------------------------------------------
        Accrued administrative services fees                    595,253
        ----------------------------------------------------------------
        Accrued distribution fees-Series II                           7
        ----------------------------------------------------------------
        Accrued transfer agent fees                               6,957
        ----------------------------------------------------------------
        Accrued operating expenses                               72,434
        ----------------------------------------------------------------
            Total liabilities                                 5,218,732
        ----------------------------------------------------------------
        Net assets applicable to shares outstanding        $354,899,255
        ----------------------------------------------------------------
        Net assets consist of:
        Shares of beneficial interest                      $369,111,006
        ----------------------------------------------------------------
        Undistributed net investment income (loss)              (17,730)
        ----------------------------------------------------------------
        Undistributed net realized gain (loss) from
         investment securities and foreign currencies       (42,490,923)
        ----------------------------------------------------------------
        Unrealized appreciation of investment securities
         and foreign currencies                              28,296,902
        ----------------------------------------------------------------
                                                           $354,899,255
        ----------------------------------------------------------------
        Net Assets:
        Series I                                           $354,888,886
        ----------------------------------------------------------------
        Series II                                          $     10,369
        ----------------------------------------------------------------
        Shares outstanding, $0.01 par value per share,
         unlimited number of shares authorized:
        Series I                                             18,779,524
        ----------------------------------------------------------------
        Series II                                                 549.8
        ----------------------------------------------------------------
        Series I:
         Net asset value per share                         $      18.90
        ----------------------------------------------------------------
        Series II:
         Net asset value per share                         $      18.86
        ----------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $3,315,738 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

     INVESTMENT INCOME:
     Dividends (net of foreign withholding tax of
      $110,595)                                               $  3,080,112
     ----------------------------------------------------------------------
     Dividends from affiliated money market funds
      (including securities lending income of
      $22,459**)                                                   344,307
     ----------------------------------------------------------------------
         Total investment income                                 3,424,419
     ----------------------------------------------------------------------
     Expenses:
     Advisory fees                                               2,740,016
     ----------------------------------------------------------------------
     Administrative services fees                                  994,456
     ----------------------------------------------------------------------
     Custodian fees                                                 69,762
     ----------------------------------------------------------------------
     Distribution fees-Series II                                        17
     ----------------------------------------------------------------------
     Transfer agent fees                                            22,715
     ----------------------------------------------------------------------
     Trustees' fees and retirement benefits                         18,840
     ----------------------------------------------------------------------
     Other                                                         200,089
     ----------------------------------------------------------------------
         Total expenses                                          4,045,895
     ----------------------------------------------------------------------
     Less:Fees waived, expenses reimbursed and expense offset
          arrangement                                              (10,066)
     ----------------------------------------------------------------------
         Net expenses                                            4,035,829
     ----------------------------------------------------------------------
     Net investment income (loss)                                 (611,410)
     ----------------------------------------------------------------------
     Realized and unrealized gain (loss) from
      investment securities and foreign
      currencies:
     Net realized gain (loss) from:
       Investment securities                                    49,657,573
     ----------------------------------------------------------------------
       Foreign currencies                                         (224,679)
     ----------------------------------------------------------------------
                                                                49,432,894
     ----------------------------------------------------------------------
     Change in net unrealized appreciation
      (depreciation) of:
       Investment securities                                   (25,354,155)
     ----------------------------------------------------------------------
       Foreign currencies                                            2,927
     ----------------------------------------------------------------------
                                                               (25,351,228)
     ----------------------------------------------------------------------
     Net gain from investment securities and foreign
      currencies                                                24,081,666
     ----------------------------------------------------------------------
     Net increase in net assets resulting from
     operations                                               $ 23,470,256
     ----------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. HEALTH SCIENCES FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                            2004
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                                                          $   (611,410)
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                     49,432,894
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies   (25,351,228)
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  23,470,256
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                (9,291,803)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    9,795
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                               (9,282,008)
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                            14,188,248
----------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                      340,711,007
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(17,730) and $(16,312),
   respectively)                                                                                        $354,899,255
----------------------------------------------------------------------------------------------------------------------

                                                                                                            2003
---------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                                                          $   (527,174)
---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                     27,619,020
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies    38,886,987
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  65,978,833
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                42,051,544
---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                       --
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                               42,051,544
---------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                           108,030,377
---------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                      232,680,630
---------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(17,730) and $(16,312),
   respectively)                                                                                        $340,711,007
---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. HEALTH SCIENCES FUND
Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Health Sciences Fund, formerly INVESCO VIF-Health Sciences Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust").
The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.Security Valuations -- Securities, including restricted securities, are valued according to the following policy.
       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                         AIM V.I. HEALTH SCIENCES FUND
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
 B.Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 D.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
 F.Repurchase Agreements -- The Fund may enter into repurchase agreements.
   Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 G.Foreign Currency Translations -- Foreign currency is valued at the close of NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December
31, 2004, the Fund paid advisory fees to AIM of $1,796,633. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $943,383. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $250 million, plus 0.74% of the next $250 million, plus 0.73% of the next $500 million, plus 0.72% of the next $1.5 billion, plus 0.71% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.69% of the next $2.5 billion, plus 0.68% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day
                         AIM V.I. HEALTH SCIENCES FUND
operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $8,321.
For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $487 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $657,821, of which AIM retained $61,790 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $336,635 for such services, of which IFG retained $22,174 for services provided by IFG.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $22,715.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $17.
Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, and/or AIM Distributors.
     NOTE 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                             Unrealized
                  Market Value  Purchases      Proceeds     Appreciation  Market Value Dividend  Realized
      Fund          12/31/03     at Cost      from Sales   (Depreciation)   12/31/04    Income  Gain (Loss)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio $14,419,265  $305,502,507 $(302,505,930)      $ --      $17,415,842  $321,848    $ --
-----------------------------------------------------------------------------------------------------------

Investments of Cash Collateral from Securities Lending Transactions:

                                                             Unrealized
                  Market Value  Purchases      Proceeds     Appreciation  Market Value Dividend Realized Gain
      Fund          12/31/03     at Cost      from Sales   (Depreciation)   12/31/04   Income*     (Loss)
-------------------------------------------------------------------------------------------------------------
Premier Portfolio $        --  $172,051,776 $(168,575,501)      $ --      $ 3,476,275  $ 22,459     $ --
-------------------------------------------------------------------------------------------------------------
Total             $14,419,265  $477,554,283 $(471,081,431)      $ --      $20,892,117  $344,307     $ --
-------------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties
     NOTE 4--Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or
                         AIM V.I. HEALTH SCIENCES FUND
could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $7,386,415 and $0, respectively.
     NOTE 5--Expense Offset Arrangement
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $1,258 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,258.
     NOTE 6--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the year ended December 31, 2004, the Fund paid legal fees of $2,448 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
     NOTE 7--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
     NOTE 8--Portfolio Securities Loaned
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
At December 31, 2004, securities with an aggregate value of $3,315,738 were on loan to brokers. The loans were secured by cash collateral of $3,476,275 received by the Fund and subsequently invested in an affiliated money market fund. On January 3, 2005 the Fund returned cash collateral of $29,517 for previously loaned securities which were returned to the Fund by the borrower on December 31, 2004. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $22,459 for securities lending transactions.
                         AIM V.I. HEALTH SCIENCES FUND
     Note 9--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Unrealized appreciation--investments $ 26,088,767
               --------------------------------------------------
               Temporary book/tax differences            (17,729)
               --------------------------------------------------
               Capital loss carryforward             (40,282,789)
               --------------------------------------------------
               Shares of beneficial interest         369,111,006
               --------------------------------------------------
               Total net assets                      354,899,255
               --------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $3,522.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund utilized $49,121,525 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          Capital Loss
                           Expiration     Carryforward*
                        -------------------------------
                        December 31, 2010  $40,282,789
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
     Note 10--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $597,667,238 and $620,245,245, respectively.

   Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
   ------------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities      $32,996,452
   ------------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities     (6,911,207)
   ------------------------------------------------------------------------------
   Net unrealized appreciation of investment securities            $26,085,245
   ------------------------------------------------------------------------------
   Cost of investments for tax purposes is $328,747,937.

     Note 11--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, and organizational expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $609,992, undistributed net realized gain (loss) was increased by $224,679 and shares of beneficial interest decreased by $834,671. This reclassification had no effect on the net assets of the Fund.
                         AIM V.I. HEALTH SCIENCES FUND
     Note 12--Share Information

                      Changes in Shares Outstanding/(a)/
    -----------------------------------------------------------------------
                                     Year ended December 31,
                      ----------------------------------------------------
                                 2004                       2003
                      -------------------------  -------------------------
                        Shares        Amount       Shares        Amount
    -----------------------------------------------------------------------
    Sold:
      Series I         5,818,123  $ 105,377,219  10,447,367  $ 160,036,244
    -----------------------------------------------------------------------
      Series II/(b)/         550          9,795          --             --
    -----------------------------------------------------------------------
    Reacquired:
      Series I        (6,430,438)  (114,669,022) (7,974,644)  (117,984,700)
    -----------------------------------------------------------------------
                        (611,765) $  (9,282,008)  2,472,723  $  42,051,544
    -----------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 76% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
     Note 13--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                Series I
                                                                   --------------------------------------------------------
                                                                                        Year ended December 31,
                                                                   --------------------------------------------------------
                                                                        2004          2003         2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  17.57        $  13.75   $  18.20       $  20.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)          (0.03)     (0.00)/(a)/    (0.01)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.36            3.85      (4.45)         (2.62)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.33            3.82      (4.45)         (2.63)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --              --         --             --
----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --              --         --          (0.06)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.90        $  17.57   $  13.75       $  18.20
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      7.57%          27.78%    (24.45)%       (12.59)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $354,889        $340,711   $232,681       $343,304
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.11%/(c)/      1.07%      1.07%          1.06%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.17)%/(c)/    (0.20)%    (0.43)%        (0.38)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 175%            114%       130%            88%
----------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                     2000
----------------------------------------------------------------------------
Net asset value, beginning of period                               $  16.02
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.05
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      4.84
----------------------------------------------------------------------------
    Total from investment operations                                   4.89
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.00)
----------------------------------------------------------------------------
  Distributions from net realized gains                               (0.02)
----------------------------------------------------------------------------
    Total distributions                                               (0.02)
----------------------------------------------------------------------------
Net asset value, end of period                                     $  20.89
----------------------------------------------------------------------------
Total return/(b)/                                                     30.54%
----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $353,398
----------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%
----------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.68%
----------------------------------------------------------------------------
Portfolio turnover rate                                                 145%
----------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.07) for the years ended December 31, 2002 and 2001, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $365,328,751.
                         AIM V.I. HEALTH SCIENCES FUND

                                                                 Series II
                                                             -----------------
                                                              April 30, 2004
                                                                (Date sales
                                                                commenced)
                                                                    to
                                                             December 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                             $18.19
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                    (0.05)
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)           0.72
 ------------------------------------------------------------------------------
     Total from investment operations                               0.67
 ------------------------------------------------------------------------------
 Net asset value, end of period                                   $18.86
 ------------------------------------------------------------------------------
 Total return/(a)/                                                  3.68%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                         $   10
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets                            1.36%/(b)/
 ------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets       (0.42)%/(b)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        175%
 ------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,069. /(c)/Not annualized for periods less than one year.
     Note 14--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December
31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
                         AIM V.I. HEALTH SCIENCES FUND
At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such
Funds related to market timing matters.
The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
Ongoing Regulatory Inquiries Concerning IFG and AIM
IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
Private Civil Actions Alleging Market Timing
Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
                         AIM V.I. HEALTH SCIENCES FUND
All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
Private Civil Actions Alleging Improper Use of Fair Value Pricing
Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
Private Civil Actions Alleging Improper Charging of Distribution Fees on
Limited Offering Funds or Share Classes
Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                         AIM V.I. HEALTH SCIENCES FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Leisure Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund, formerly known as INVESCO VIF-Leisure Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                             AIM V.I. LEISURE FUND
Schedule of Investments
December 31, 2004

                                                                MARKET
                                                      SHARES    VALUE
      -------------------------------------------------------------------
      COMMON STOCKS & OTHER EQUITY
       INTERESTS-79.03%
      Advertising-6.87%
      Harte-Hanks, Inc.                                15,577 $   404,690
      -------------------------------------------------------------------
      Omnicom Group Inc.                               40,824   3,442,280
      -------------------------------------------------------------------
                                                                3,846,970
      -------------------------------------------------------------------
      Apparel, Accessories & Luxury Goods-
       2.96%
      Carter's, Inc./(a)/                               3,600     122,364
      -------------------------------------------------------------------
      Columbia Sportswear Co./(a)/                      5,700     339,777
      -------------------------------------------------------------------
      Polo Ralph Lauren Corp.                          28,119   1,197,869
      -------------------------------------------------------------------
                                                                1,660,010
      -------------------------------------------------------------------
      Brewers-2.13%
      Anheuser-Busch Cos., Inc.                        23,490   1,191,648
      -------------------------------------------------------------------
      Broadcasting & Cable TV-15.98%
      Cablevision Systems New York Group-Class A/(a)/  74,270   1,849,323
      -------------------------------------------------------------------
      Clear Channel Communications, Inc.               18,915     633,463
      -------------------------------------------------------------------
      Comcast Corp.-Class A/(a)/                       27,234     906,348
      -------------------------------------------------------------------
      DIRECTV Group, Inc. (The)/(a)/                    9,297     155,632
      -------------------------------------------------------------------
      EchoStar Communications Corp.-Class A            22,840     759,202
      -------------------------------------------------------------------
      Gray Television, Inc.                            38,085     590,318
      -------------------------------------------------------------------
      Liberty Media Corp.-Class A/(a)/                182,293   2,001,577
      -------------------------------------------------------------------
      Liberty Media Corp.-Class B/(a)/                 10,500     121,800
      -------------------------------------------------------------------
      Liberty Media International, Inc.-Class A/(a)/    8,799     406,778
      -------------------------------------------------------------------
      NTL Inc./(a)/                                     3,730     272,141
      -------------------------------------------------------------------
      Scripps Co. (E.W.) (The)-Class A                  9,950     480,386
      -------------------------------------------------------------------
      Sinclair Broadcast Group, Inc.-Class A           31,138     286,781
      -------------------------------------------------------------------
      Spanish Broadcasting System, Inc.-Class A/(a)/   16,733     176,701
      -------------------------------------------------------------------
      Univision Communications Inc.-Class A/(a)/       10,514     307,745
      -------------------------------------------------------------------
                                                                8,948,195
      -------------------------------------------------------------------
      Casinos & Gaming-14.54%
      Aztar Corp./(a)/                                  4,400     153,648
      -------------------------------------------------------------------
      Harrah's Entertainment, Inc.                     52,570   3,516,407
      -------------------------------------------------------------------
      International Game Technology                    87,600   3,011,688
      -------------------------------------------------------------------
      Mandalay Resort Group                             4,260     300,032
      -------------------------------------------------------------------
      MGM MIRAGE/(a)/                                   6,939     504,743
      -------------------------------------------------------------------
      Wynn Resorts, Ltd./(a)/                           9,723     650,663
      -------------------------------------------------------------------
                                                                8,137,181
      -------------------------------------------------------------------
      Diversified Commercial Services-1.55%
      Cendant Corp.                                    37,011     865,317
      -------------------------------------------------------------------
      Footwear-0.72%
      NIKE, Inc.-Class B                                4,477     406,019
      -------------------------------------------------------------------

                                                              MARKET
                                                     SHARES   VALUE
         --------------------------------------------------------------
         General Merchandise Stores-0.94%
         Target Corp.                                10,120 $   525,532
         --------------------------------------------------------------
         Home Entertainment Software-0.41%
         Electronic Arts Inc./(a)/                    3,722     229,573
         --------------------------------------------------------------
         Hotels, Resorts & Cruise Lines-5.96%
         Hilton Hotels Corp.                         40,126     912,465
         --------------------------------------------------------------
         Marriott International, Inc.-Class A        14,151     891,230
         --------------------------------------------------------------
         Starwood Hotels & Resorts Worldwide, Inc.   26,267   1,533,993
         --------------------------------------------------------------
                                                              3,337,688
         --------------------------------------------------------------
         Internet Retail-0.82%
         IAC/InterActiveCorp/(a)/                    16,610     458,768
         --------------------------------------------------------------
         Investment Companies-Exchange Traded
          Funds-3.64%
         iShares Russell 1000 Index Fund              6,601     430,187
         --------------------------------------------------------------
         iShares Russell 3000 Index Fund              7,900     546,285
         --------------------------------------------------------------
         iShares S&P 500 Index Fund                   4,359     527,439
         --------------------------------------------------------------
         S&P 500 Depositary Receipts Trust-Series 1   4,420     534,245
         --------------------------------------------------------------
                                                              2,038,156
         --------------------------------------------------------------
         Leisure Facilities-0.31%
         Cedar Fair, L.P.                             5,277     173,613
         --------------------------------------------------------------
         Leisure Products-1.87%
         Hasbro, Inc.                                20,395     395,255
         --------------------------------------------------------------
         Leapfrog Enterprises, Inc.-Class A/(a)/     16,190     220,184
         --------------------------------------------------------------
         Marvel Enterprises, Inc./(a)/                7,020     143,770
         --------------------------------------------------------------
         Mattel, Inc.                                14,670     285,918
         --------------------------------------------------------------
                                                              1,045,127
         --------------------------------------------------------------
         Motorcycle Manufacturers-0.21%
         Harley-Davidson, Inc.                        1,900     115,425
         --------------------------------------------------------------
         Movies & Entertainment-10.24%
         DreamWorks Animation SKG, Inc.-Class A/(a)/  1,700      63,767
         --------------------------------------------------------------
         Fox Entertainment Group, Inc.-Class A/(a)/  13,890     434,201
         --------------------------------------------------------------
         Metro-Goldwyn-Mayer Inc./(a)/               26,289     312,313
         --------------------------------------------------------------
         News Corp.-Class A                          94,500   1,763,370
         --------------------------------------------------------------
         Pixar/(a)/                                   2,232     191,082
         --------------------------------------------------------------
         Regal Entertainment Group-Class A           10,137     210,343
         --------------------------------------------------------------
         Time Warner Inc./(a)/                       71,860   1,396,958
         --------------------------------------------------------------
         Viacom Inc.-Class A                          9,063     336,056
         --------------------------------------------------------------
         Viacom Inc.-Class B                         10,762     391,629
         --------------------------------------------------------------
         Walt Disney Co. (The)                       22,670     630,226
         --------------------------------------------------------------
                                                              5,729,945
         --------------------------------------------------------------

                             AIM V.I. LEISURE FUND

                                                                     MARKET
                                                            SHARES   VALUE
 -----------------------------------------------------------------------------
 Personal Products-0.39%
 NBTY, Inc./(a)/                                             9,200 $   220,892
 -----------------------------------------------------------------------------
 Publishing-7.34%
 Belo Corp.-Class A                                         21,316     559,332
 -----------------------------------------------------------------------------
 Gannett Co., Inc.                                           8,690     709,973
 -----------------------------------------------------------------------------
 Knight-Ridder, Inc.                                        13,661     914,467
 -----------------------------------------------------------------------------
 McClatchy Co. (The)-Class A                                 9,296     667,546
 -----------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                                5,149     471,339
 -----------------------------------------------------------------------------
 Tribune Co.                                                18,600     783,804
 -----------------------------------------------------------------------------
                                                                     4,106,461
 -----------------------------------------------------------------------------
 Restaurants-2.15%
 CBRL Group, Inc.                                           19,898     832,731
 -----------------------------------------------------------------------------
 Yum! Brands, Inc.                                           7,889     372,203
 -----------------------------------------------------------------------------
                                                                     1,204,934
 -----------------------------------------------------------------------------
   Total Common Stocks & Other Equity Interests
    (Cost $37,198,071)                                              44,241,454
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER
  EQUITY INTERESTS-18.65%
 Belgium-3.43%
 Compagnie Nationale a Portefeuille
  (Multi-Sector Holdings)/(b)/                                 585     123,565
 -----------------------------------------------------------------------------
 Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(b)/ 18,124   1,468,687
 -----------------------------------------------------------------------------
 InBev (Brewers)/(b)/                                        8,479     327,634
 -----------------------------------------------------------------------------
                                                                     1,919,886
 -----------------------------------------------------------------------------
 Brazil-0.64%
 Companhia de Bebidas das Americas-ADR (Brewers)            12,730     360,641
 -----------------------------------------------------------------------------
 Canada-0.89%
 Intrawest Corp. (Hotels, Resorts & Cruise Lines)           21,622     497,090
 -----------------------------------------------------------------------------
 Denmark-0.95%
 Carlsberg A.S.-Class B (Brewers)/(b)/                      10,526     530,988
 -----------------------------------------------------------------------------
 France-1.86%
 Accor S.A. (Hotels, Resorts & Cruise Lines)/(b)/           14,346     626,879
 -----------------------------------------------------------------------------
 JC Decaux S.A. (Advertising)/(a)(b)/                       14,112     411,416
 -----------------------------------------------------------------------------
                                                                     1,038,295
 -----------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
--------------------------------------------------------------------------------
Hong Kong-0.12%
Television Broadcasts Ltd.-ADR
 (Broadcasting & Cable TV)/(c)/                               6,976 $    64,800
--------------------------------------------------------------------------------
Japan-0.30%
Sony Corp.-ADR (Consumer Electronics)                         4,341     169,125
--------------------------------------------------------------------------------
Liberia-1.13%
Royal Caribbean Cruises Ltd.
 (Hotels, Resorts & Cruise Lines)                            11,642     633,791
--------------------------------------------------------------------------------
Netherlands-1.23%
Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(b)/          36,129     687,889
--------------------------------------------------------------------------------
Panama-2.06%
Carnival Corp. (Hotels, Resorts & Cruise Lines)              20,013   1,153,349
--------------------------------------------------------------------------------
Spain-0.59%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)/(b)/       25,189     332,854
--------------------------------------------------------------------------------
Switzerland-1.47%
Compagnie Financiere Richemont A.G.-Class A
 (Apparel, Accessories & Luxury Goods)/(b)/                  12,811     425,373
--------------------------------------------------------------------------------
Pargesa Holding A.G.-Class B (Multi-Sector Holdings)/(b)/       114     400,154
--------------------------------------------------------------------------------
                                                                        825,527
--------------------------------------------------------------------------------
United Kingdom-3.98%
Allied Domecq PLC (Distillers & Vintners)/(b)/              113,050   1,109,986
--------------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)/(b)/                      23,649     337,514
--------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(b)/                             71,155     779,643
--------------------------------------------------------------------------------
                                                                      2,227,143
--------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $7,600,369)                                               10,441,378
--------------------------------------------------------------------------------
Money Market Funds-2.50%
Premier Portfolio (Cost $1,397,060)/(d)(e)/               1,397,060   1,397,060
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.18% (Cost $46,195,500)                         56,079,892
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.18%)                                  (101,335)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $55,978,557
--------------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $7,562,582, which represented 13.49% of the Fund's Total Investments. See
    Note 1A.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at December 31, 2004 represented 0.12% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, Shares of Premier Portfolio owned by the Fund will be designated as of Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $44,798,440)                         $54,682,832
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,397,060)            1,397,060
------------------------------------------------------------------------------------
    Total investments (cost $46,195,500)                                 56,079,892
------------------------------------------------------------------------------------
Dividends receivable                                                         72,342
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             3,703
------------------------------------------------------------------------------------
    Total assets                                                         56,155,937
------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                     63,514
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          3,969
------------------------------------------------------------------------------------
Accrued administrative services fees                                         75,096
------------------------------------------------------------------------------------
Accrued distribution fees-Series II                                               4
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                     170
------------------------------------------------------------------------------------
Accrued operating expenses                                                   34,627
------------------------------------------------------------------------------------
    Total liabilities                                                       177,380
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $55,978,557
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $45,224,988
------------------------------------------------------------------------------------
Undistributed net investment income                                         (80,174)
------------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                                 948,771
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign currencies   9,884,972
------------------------------------------------------------------------------------
                                                                        $55,978,557
------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                                $55,967,356
------------------------------------------------------------------------------------
Series II                                                               $    11,201
------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  4,519,277
------------------------------------------------------------------------------------
Series II                                                                     905.3
------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                             $     12.38
------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                             $     12.37
------------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $16,218)                 $  532,529
---------------------------------------------------------------------------------
Dividends from affiliated money market funds                              17,148
---------------------------------------------------------------------------------
    Total investment income                                              549,677
---------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                            320,330
---------------------------------------------------------------------------------
Administrative services fees                                             145,439
---------------------------------------------------------------------------------
Custodian fees                                                            25,185
---------------------------------------------------------------------------------
Distribution fees-Series II                                                   17
---------------------------------------------------------------------------------
Transfer agent fees                                                        2,375
---------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                    11,121
---------------------------------------------------------------------------------
Professional fees                                                         41,383
---------------------------------------------------------------------------------
Other                                                                     26,086
---------------------------------------------------------------------------------
    Total expenses                                                       571,936
---------------------------------------------------------------------------------
Less: Fees waived, expenses reimbursed and expense offset arrangement    (22,749)
---------------------------------------------------------------------------------
    Net expenses                                                         549,187
---------------------------------------------------------------------------------
Net investment income                                                        490
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                1,184,171
---------------------------------------------------------------------------------
  Foreign currencies                                                      (2,571)
---------------------------------------------------------------------------------
                                                                       1,181,600
---------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                5,083,158
---------------------------------------------------------------------------------
  Foreign currencies                                                         797
---------------------------------------------------------------------------------
                                                                       5,083,955
---------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies             6,265,555
---------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $6,266,045
---------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                          2004         2003
 ------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income (loss)                        $       490  $   (23,647)
 ------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and foreign currencies                   1,181,600      (12,745)
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation of
    investment securities and foreign currencies        5,083,955    4,874,993
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                        6,266,045    4,838,601
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Series I                                               (165,844)          --
 ------------------------------------------------------------------------------
  Series II                                                   (34)          --
 ------------------------------------------------------------------------------
    Total distributions from net investment income       (165,878)          --
 ------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains:
  Series I                                                (44,667)          --
 ------------------------------------------------------------------------------
  Series II                                                    (9)          --
 ------------------------------------------------------------------------------
    Total distributions from net realized gains           (44,676)          --
 ------------------------------------------------------------------------------
    Decrease in net assets resulting from
      distributions                                      (210,554)          --
 ------------------------------------------------------------------------------
 Share transactions-net:
  Series I                                             15,488,580   23,489,298
 ------------------------------------------------------------------------------
  Series II                                                10,043           --
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from share
      transactions                                     15,498,623   23,489,298
 ------------------------------------------------------------------------------
    Net increase in net assets                         21,554,114   28,327,899
 ------------------------------------------------------------------------------
 NET ASSETS:
  Beginning of year                                    34,424,443    6,096,544
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income of $(80,174) and $(27,677),
    respectively)                                     $55,978,557  $34,424,443
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Leisure Fund, formerly INVESCO VIF-Leisure Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                             AIM V.I. LEISURE FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $225,238. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $95,092. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
(iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of
                             AIM V.I. LEISURE FUND
an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $22,726.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $108,534, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $36,905 for such services, of which IFG retained $5,208 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AIS $2,375.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,040,996  $19,446,525 $(19,090,461)      $ --       $1,397,060  $17,148     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $78,030, respectively.
NOTE 5--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $16 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $16.
NOTE 6--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
                             AIM V.I. LEISURE FUND
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,882 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                2004   2003
                     --------------------------------------
                     Distributions paid from:
                     Ordinary income          $165,878 $--
                     --------------------------------------
                     Long-term capital gain     44,676  --
                     --------------------------------------
                     Total distributions      $210,554 $--
                     --------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                          2004
              ----------------------------------------------------
              Undistributed ordinary income           $   945,695
              ----------------------------------------------------
              Undistributed long-term gain                710,900
              ----------------------------------------------------
              Undistributed appreciation--investments   9,099,803
              ----------------------------------------------------
              Temporary book/tax differences               (2,829)
              ----------------------------------------------------
              Shares of beneficial interest            45,224,988
              ----------------------------------------------------
              Total net assets                        $55,978,557
              ----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, mark to market of certain passive foreign investment companies and partnership basis adjustments. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $580.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
                             AIM V.I. LEISURE FUND
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $21,024,836 and $6,084,426, respectively.

             UNREALIZED APPRECIATION (DEPRECIATION) OF
               INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $9,594,133
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (494,910)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $9,099,223
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $46,980,669.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currencies, on December 31, 2004, undistributed net investment income was increased by $112,891, undistributed net realized gain was decreased by $112,553 and shares of beneficial interest decreased by $338. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING/(A)/
------------------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------
                                              2004                    2003
                                     ----------------------  ----------------------
                                       SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------------
Sold:
  Series I                           1,824,898  $20,387,248  2,580,127  $24,801,939
------------------------------------------------------------------------------------
  Series II/(b)/                           902       10,000         --           --
------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                              17,426      210,511         --           --
------------------------------------------------------------------------------------
  Series II/(b)/                             3           43         --           --
------------------------------------------------------------------------------------
Reacquired:
  Series I                            (463,174)  (5,109,179)  (155,854)  (1,312,641)
------------------------------------------------------------------------------------
                                     1,380,055  $15,498,623  2,424,273  $23,489,298
------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 100% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                             AIM V.I. LEISURE FUND
NOTE 12--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                                   -----------------------------------
                                                                                            APRIL 30, 2002
                                                                                           (DATE OPERATIONS
                                                                         YEAR ENDED         COMMENCED) TO
                                                                        DECEMBER 31,         DECEMBER 31,
                                                                   ---------------------         2002
                                                                       2004        2003    ----------------
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.96       $  8.52       $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.00         (0.00)        (0.00)/(a)/
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.47          2.44         (1.48)
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.04)           --            --
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.01)           --            --
-------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.05)           --            --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.38       $ 10.96       $  8.52
-------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.40%        28.64%       (14.80)%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $55,967       $34,424       $ 6,097
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.29%/(c)/    1.26%         1.29%/(d)/
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.34%/(c)/    1.64%         3.96%/(d)/
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.00%/(c)/   (0.14)%       (0.30)%/(d)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            15%           22%           15%
-------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01) for the period April 30, 2002 (date operations commenced) to December 31, 2002.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $42,703,968.
/(d)/Annualized
/(e)/Not annualized for periods less than one year.
                             AIM V.I. LEISURE FUND

 NOTE 12--FINANCIAL HIGHLIGHTS (continued)                     SERIES II
                                                             --------------
                                                             APRIL 30, 2004
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                              DECEMBER 31,
                                                                  2004
 -----------------------------------------------------------------------------
 Net asset value, beginning of period                            $11.09
 -----------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                   (0.02)
 -----------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)          1.35
 -----------------------------------------------------------------------------
     Total from investment operations                              1.33
 -----------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                           (0.04)
 -----------------------------------------------------------------------------
   Distributions from net realized gains                          (0.01)
 -----------------------------------------------------------------------------
     Total distributions                                          (0.05)
 -----------------------------------------------------------------------------
 Net asset value, end of period                                  $12.37
 -----------------------------------------------------------------------------
 Total return/(a)/                                                11.98%
 -----------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                        $   11
 -----------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers and/or expense reimbursement                   1.45%/(b)/
 -----------------------------------------------------------------------------
   Without fee waivers and/or expense reimbursements               1.60%/(b)/
 -----------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets      (0.16)%/(b)/
 -----------------------------------------------------------------------------
 Portfolio turnover rate/(c)/                                        15%
 -----------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns. /(b)/Ratios are annualized and based on average daily net assets of $9,989. /(c)/Not annualized for periods less than one year.
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
                             AIM V.I. LEISURE FUND
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
                             AIM V.I. LEISURE FUND
Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                             AIM V.I. LEISURE FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Small Company Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Company Growth
Fund, formerly known as INVESCO VIF-Small Company Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                      AIM V.I. SMALL COMPANY GROWTH FUND
Schedule of Investments
December 31, 2004

                                                             Market
                                                   Shares    Value
          ------------------------------------------------------------
          Common Stocks & Other Equity
           Interests-87.03%
          Apparel Retail-1.34%
          Aeropostale, Inc./(a)/                    7,600 $    223,668
          ------------------------------------------------------------
          Gymboree Corp. (The)/(a)/                12,500      160,250
          ------------------------------------------------------------
          Hot Topic, Inc./(a)/                      1,000       17,190
          ------------------------------------------------------------
          Pacific Sunwear of California, Inc./(a)/ 10,700      238,182
          ------------------------------------------------------------
                                                               639,290
          ------------------------------------------------------------
          Application Software-4.81%
          Altiris, Inc./(a)(b)/                     8,700      308,241
          ------------------------------------------------------------
          Catapult Communications Corp./(a)/        7,800      188,448
          ------------------------------------------------------------
          Henry (Jack) & Associates, Inc.          22,600      449,966
          ------------------------------------------------------------
          Hyperion Solutions Corp./(a)/             4,400      205,128
          ------------------------------------------------------------
          Intervoice, Inc./(a)/                    15,300      204,255
          ------------------------------------------------------------
          Open Solutions Inc./(a)/                  7,600      197,296
          ------------------------------------------------------------
          Sonic Solutions/(a)/                     18,800      421,872
          ------------------------------------------------------------
          Synopsys, Inc./(a)/                      16,600      325,692
          ------------------------------------------------------------
                                                             2,300,898
          ------------------------------------------------------------
          Asset Management & Custody
           Banks-3.70%
          Affiliated Managers Group, Inc./(a)/      5,675      384,425
          ------------------------------------------------------------
          Investors Financial Services Corp./(b)/  18,800      939,624
          ------------------------------------------------------------
          National Financial Partners Corp.        11,500      446,200
          ------------------------------------------------------------
                                                             1,770,249
          ------------------------------------------------------------
          Auto Parts & Equipment-0.42%
          Drew Industries Inc./(a)/                 5,600      202,552
          ------------------------------------------------------------
          Biotechnology-5.70%
          Amylin Pharmaceuticals, Inc./(a)/        15,000      350,400
          ------------------------------------------------------------
          Corgentech Inc./(a)/                     15,000      124,200
          ------------------------------------------------------------
          CV Therapeutics, Inc./(a)/                8,500      195,500
          ------------------------------------------------------------
          Digene Corp./(a)/                        14,500      379,175
          ------------------------------------------------------------
          Eyetech Pharmaceuticals Inc./(a)/         9,000      409,500
          ------------------------------------------------------------
          Incyte Corp./(a)/                        14,700      146,853
          ------------------------------------------------------------
          Neurocrine Biosciences, Inc./(a)/         4,200      207,060
          ------------------------------------------------------------
          OSI Pharmaceuticals, Inc./(a)(b)/         4,600      344,310
          ------------------------------------------------------------
          QLT Inc. (Canada)/(a)/                   23,700      381,096
          ------------------------------------------------------------
          Rigel Pharmaceuticals, Inc./(a)/          7,600      185,592
          ------------------------------------------------------------
                                                             2,723,686
          ------------------------------------------------------------
          Broadcasting & Cable TV-1.13%
          Radio One, Inc.-Class D/(a)/             33,500      540,020
          ------------------------------------------------------------
          Casinos & Gaming-1.01%
          Multimedia Games, Inc./(a)(b)/           18,900      297,864
          ------------------------------------------------------------
          Scientific Games Corp.-Class A/(a)/       7,800      185,952
          ------------------------------------------------------------
                                                               483,816
          ------------------------------------------------------------

                                                           Market
                                                 Shares    Value
           ---------------------------------------------------------
           Catalog Retail-0.63%
           Insight Enterprises, Inc./(a)/        14,700 $    301,644
           ---------------------------------------------------------
           Communications Equipment-1.14%
           ADTRAN, Inc.                          18,000      344,520
           ---------------------------------------------------------
           Sierra Wireless (Canada)/(a)/         11,400      201,552
           ---------------------------------------------------------
                                                             546,072
           ---------------------------------------------------------
           Computer Storage & Peripherals-1.42%
           Applied Films Corp./(a)/              15,000      323,400
           ---------------------------------------------------------
           Avid Technology, Inc./(a)/             3,100      191,425
           ---------------------------------------------------------
           Electronics for Imaging, Inc./(a)/     9,400      163,654
           ---------------------------------------------------------
                                                             678,479
           ---------------------------------------------------------
           Construction & Engineering-0.71%
           Perini Corp./(a)/                     20,300      338,807
           ---------------------------------------------------------
           Construction & Farm Machinery & Heavy
            Trucks-2.29%
           Joy Global Inc./(b)/                   5,700      247,551
           ---------------------------------------------------------
           Oshkosh Truck Corp.                    5,600      382,928
           ---------------------------------------------------------
           Wabash National Corp./(a)/            17,200      463,196
           ---------------------------------------------------------
                                                           1,093,675
           ---------------------------------------------------------
           Consumer Finance-1.27%
           ACE Cash Express, Inc./(a)/            9,600      284,736
           ---------------------------------------------------------
           Advanta Corp.-Class B                 13,200      320,364
           ---------------------------------------------------------
                                                             605,100
           ---------------------------------------------------------
           Data Processing & Outsourced
            Services-1.22%
           Ceridian Corp./(a)/                   32,000      584,960
           ---------------------------------------------------------
           Distributors-0.42%
           Source Interlink Cos., Inc./(a)/      15,200      201,856
           ---------------------------------------------------------
           Diversified Commercial Services-2.42%
           G & K Services, Inc.-Class A           9,500      412,490
           ---------------------------------------------------------
           Jackson Hewitt Tax Service Inc.       11,600      292,900
           ---------------------------------------------------------
           Navigant Consulting, Inc./(a)/         9,400      250,040
           ---------------------------------------------------------
           Standard Parking Corp./(a)/           13,100      200,430
           ---------------------------------------------------------
                                                           1,155,860
           ---------------------------------------------------------
           Electrical Components &
            Equipment-2.57%
           EnerSys/(a)/                          40,500      617,625
           ---------------------------------------------------------
           LSI Industries Inc.                   22,200      254,190
           ---------------------------------------------------------
           Ultralife Batteries, Inc./(a)/        18,400      357,880
           ---------------------------------------------------------
                                                           1,229,695
           ---------------------------------------------------------
           Electronic Equipment
            Manufacturers-3.42%
           Aeroflex Inc./(a)/                    45,320      549,278
           ---------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                          Market
                                                Shares    Value
            -------------------------------------------------------
            Electronic Equipment
             Manufacturers-
             (Continued)
            Lipman Electronic Engineering Ltd.
             (Israel)                           11,900 $    332,010
            -------------------------------------------------------
            Measurement Specialties, Inc./(a)/   9,900      252,054
            -------------------------------------------------------
            Photon Dynamics, Inc./(a)/          20,700      502,596
            -------------------------------------------------------
                                                          1,635,938
            -------------------------------------------------------
            Electronic Manufacturing
             Services-0.53%
            Staktek Holdings Inc./(a)/          54,800      254,272
            -------------------------------------------------------
            Employment Services-
             2.03%
            Heidrick & Struggles International,
             Inc./(a)/                           7,600      260,452
            -------------------------------------------------------
            Labor Ready, Inc./(a)/              26,300      444,996
            -------------------------------------------------------
            Resources Connection, Inc./(a)(b)/   4,900      266,119
            -------------------------------------------------------
                                                            971,567
            -------------------------------------------------------
            Environmental Services-
             0.90%
            Stericycle, Inc./(a)/                9,400      431,930
            -------------------------------------------------------
            Health Care Equipment-
             3.05%
            Adeza Biomedical Corp./(a)/         13,100      229,905
            -------------------------------------------------------
            Cytyc Corp./(a)/                    10,600      292,242
            -------------------------------------------------------
            IntraLase Corp./(a)/                12,600      295,848
            -------------------------------------------------------
            Kyphon Inc./(a)/                     7,500      193,200
            -------------------------------------------------------
            PerkinElmer, Inc.                   10,800      242,892
            -------------------------------------------------------
            Wright Medical Group, Inc./(a)/      7,100      202,350
            -------------------------------------------------------
                                                          1,456,437
            -------------------------------------------------------
            Health Care Facilities-
             3.08%
            Community Health Systems Inc./(a)/  16,900      471,172
            -------------------------------------------------------
            Kindred Healthcare, Inc./(a)/       14,500      434,275
            -------------------------------------------------------
            Triad Hospitals, Inc./(a)/          10,200      379,542
            -------------------------------------------------------
            United Surgical Partners
             International, Inc./(a)/            4,500      187,650
            -------------------------------------------------------
                                                          1,472,639
            -------------------------------------------------------
            Health Care Services-
             3.41%
            Accredo Health, Inc./(a)/           13,200      365,904
            -------------------------------------------------------
            Advisory Board Co. (The)/(a)/        4,900      180,712
            -------------------------------------------------------
            DaVita, Inc./(a)/                    9,900      391,347
            -------------------------------------------------------
            Gentiva Health Services, Inc./(a)/  13,300      222,376
            -------------------------------------------------------
            HealthExtras, Inc./(a)/             28,900      471,070
            -------------------------------------------------------
                                                          1,631,409
            -------------------------------------------------------
            Health Care Supplies-
             0.65%
            Advanced Medical Optics, Inc./(a)/   7,600      312,664
            -------------------------------------------------------
            Hotels, Resorts & Cruise
             Lines-0.63%
            La Quinta Corp./(a)/                33,300      302,697
            -------------------------------------------------------
            Household Appliances-
             1.30%
            Blount International, Inc./(a)/     35,800      623,636
            -------------------------------------------------------
            Housewares & Specialties-
             1.00%
            Jarden Corp./(a)/                   11,000      477,840
            -------------------------------------------------------

                                                          Market
                                                Shares    Value
             ------------------------------------------------------
             Industrial Gases-0.84%
             Airgas, Inc.                       15,200 $    402,952
             ------------------------------------------------------
             Industrial Machinery-
              0.94%
             Wolverine Tube, Inc./(a)/           1,000       12,910
             ------------------------------------------------------
             Columbus McKinnon Corp./(a)/       23,300      202,011
             ------------------------------------------------------
             Nordson Corp.                       5,900      236,413
             ------------------------------------------------------
                                                            451,334
             ------------------------------------------------------
             Internet Software &
              Services-2.10%
             Akamai Technologies, Inc./(a)/     22,500      293,175
             ------------------------------------------------------
             CyberSource Corp./(a)/             24,700      176,605
             ------------------------------------------------------
             Digital Insight Corp./(a)/         11,600      213,440
             ------------------------------------------------------
             Digitas Inc./(a)/                  33,800      322,790
             ------------------------------------------------------
                                                          1,006,010
             ------------------------------------------------------
             Investment Banking &
              Brokerage-0.70%
             Knight Trading Group, Inc.-
              Class A/(a)/                      30,600      335,070
             ------------------------------------------------------
             IT Consulting & Other
              Services-1.70%
             MPS Group, Inc./(a)/               18,800      230,488
             ------------------------------------------------------
             Tier Technologies, Inc.-Class
              B/(a)/                             4,800       44,400
             ------------------------------------------------------
             TNS Inc./(a)/                      24,500      535,325
             ------------------------------------------------------
                                                            810,213
             ------------------------------------------------------
             Leisure Facilities-
              0.93%
             Speedway Motorsports, Inc.         11,300      442,734
             ------------------------------------------------------
             Oil & Gas Drilling-
              1.51%
             Pride International, Inc./(a)/      6,900      141,726
             ------------------------------------------------------
             Rowan Cos., Inc./(a)/              22,400      580,160
             ------------------------------------------------------
                                                            721,886
             ------------------------------------------------------
             Oil & Gas Equipment &
              Services-1.99%
             Cooper Cameron Corp./(a)/           9,500      511,195
             ------------------------------------------------------
             Lone Star Technologies, Inc./(a)/  13,100      438,326
             ------------------------------------------------------
                                                            949,521
             ------------------------------------------------------
             Oil & Gas Exploration &
              Production-0.71%
             Spinnaker Exploration Co./(a)/      9,700      340,179
             ------------------------------------------------------
             Paper Products-1.72%
             Sappi Ltd.-ADR (South Africa)      22,300      323,350
             ------------------------------------------------------
             Bowater Inc.                       11,300      496,861
             ------------------------------------------------------
                                                            820,211
             ------------------------------------------------------
             Personal Products-
              0.42%
             USANA Health Sciences, Inc./(a)/    5,800      198,360
             ------------------------------------------------------
             Pharmaceuticals-4.64%
             AtheroGenics, Inc./(a)/             5,300      124,868
             ------------------------------------------------------
             Bone Care International, Inc./(a)/ 10,500      292,425
             ------------------------------------------------------
             Endo Pharmaceuticals Holdings
              Inc./(a)/                         14,200      298,484
             ------------------------------------------------------
             Eon Labs, Inc./(a)(b)/             13,900      375,300
             ------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                             Market
                                                   Shares    Value
         -------------------------------------------------------------
         Pharmaceuticals-(Continued)
         Impax Laboratories, Inc./(a)(b)/          14,700 $    233,436
         -------------------------------------------------------------
         MGI Pharma, Inc./(a)/                     14,700      411,747
         -------------------------------------------------------------
         Salix Pharmaceuticals, Ltd./(a)/          13,400      235,706
         -------------------------------------------------------------
         Valeant Pharmaceuticals International      9,300      245,055
         -------------------------------------------------------------
                                                             2,217,021
         -------------------------------------------------------------
         Property & Casualty
          Insurance-0.81%
         United National Group, Ltd.-Class A
          (Cayman Islands)/(a)/                    20,700      385,434
         -------------------------------------------------------------
         Real Estate Management &
          Development-0.66%
         CB Richard Ellis Group, Inc.-Class A/(a)/  9,400      315,370
         -------------------------------------------------------------
         Reinsurance-0.50%
         Max Re Capital Ltd. (Bermuda)             11,300      241,029
         -------------------------------------------------------------
         Restaurants-2.17%
         Brinker International, Inc./(a)/          16,900      592,683
         -------------------------------------------------------------
         Ruby Tuesday, Inc.                        17,000      443,360
         -------------------------------------------------------------
                                                             1,036,043
         -------------------------------------------------------------
         Semiconductor Equipment-
          2.49%
         August Technology Corp./(a)/              36,900      388,557
         -------------------------------------------------------------
         Cascade Microtech, Inc./(a)/              19,000      254,980
         -------------------------------------------------------------
         MKS Instruments, Inc./(a)/                22,600      419,230
         -------------------------------------------------------------
         Rudolph Technologies, Inc./(a)/            7,500      128,775
         -------------------------------------------------------------
                                                             1,191,542
         -------------------------------------------------------------
         Semiconductors-2.30%
         AMIS Holdings, Inc./(a)/                  18,900      312,228
         -------------------------------------------------------------
         Integrated Silicon Solution, Inc./(a)/    37,200      305,040
         -------------------------------------------------------------
         Intersil Corp.-Class A                    11,400      190,836
         -------------------------------------------------------------
         Silicon Laboratories Inc./(a)/             5,300      187,143
         -------------------------------------------------------------
         Zoran Corp.(a)                             9,100      105,378
         -------------------------------------------------------------
                                                             1,100,625
         -------------------------------------------------------------
         Specialized Finance-1.94%
         eSPEED, Inc.-Class A/(a)/                 26,800      331,516
         -------------------------------------------------------------
         Marlin Business Services Inc./(a)/        13,200      250,800
         -------------------------------------------------------------
         Primus Guaranty, Ltd. (Bermuda)/(a)/      21,100      345,829
         -------------------------------------------------------------
                                                               928,145
         -------------------------------------------------------------

                                                        Market
                                            Shares      Value
              ----------------------------------------------------
              Specialty
               Chemicals-
               0.92%
              Nalco Holding Co./(a)/          22,500 $    439,200
              ----------------------------------------------------
              Specialty Stores-
               2.70%
              Bombay Co., Inc. (The)/(a)/     18,000       99,540
              ----------------------------------------------------
              Gander Mountain Co./(a)(c)/     15,000      192,450
              ----------------------------------------------------
              Linens 'n Things, Inc./(a)/     18,800      466,240
              ----------------------------------------------------
              OfficeMax Inc.                  16,900      530,322
              ----------------------------------------------------
                                                        1,288,552
              ----------------------------------------------------
              Technology
               Distributors-
               0.26%
              PC Connection, Inc./(a)/        12,900      122,808
              ----------------------------------------------------
              Trading Companies
               & Distributors-
               0.74%
              Watsco, Inc.                    10,100      355,722
              ----------------------------------------------------
              Trucking-1.14%
              Sirva Inc./(a)/                 28,300      543,926
              ----------------------------------------------------
                  Total Common
                   Stocks & Other
                   Equity Interests
                   (Cost
                   $36,559,490)                        41,611,575
              ----------------------------------------------------
              Money Market
               Funds-13.27%
              Premier Portfolio (Cost
               $6,346,809)/(d)(e)/         6,346,809    6,346,809
              ----------------------------------------------------
              TOTAL INVESTMENTS-
               100.30%
               (excluding
               investments purchased
               with cash
               collateral from
               securities loaned)
               (Cost $42,906,299)                      47,958,384
              ----------------------------------------------------
              Investments
               Purchased with
               Cash Collateral
               from Securities
               Loaned
              Money Market
               Funds-0.34%
              Premier Portfolio/(d)(e)(f)/   163,764      163,764
              ----------------------------------------------------
                  Total Money Market
                   Funds
                   (purchased with
                   cash collateral
                   from
                   securities
                   loaned)
                   (Cost $163,764)                        163,764
              ----------------------------------------------------
              TOTAL INVESTMENTS-
               100.64% (Cost
               $43,070,063)                            48,122,148
              ----------------------------------------------------
              OTHER ASSETS LESS
               LIABILITIES-(0.64%)                       (306,204)
              ----------------------------------------------------
              NET ASSETS-100.00%                     $ 47,815,944
              ----------------------------------------------------

     Investment Abbreviations:
ADR - AmericanDepositary Receipt
     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1G and Note 8.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. SMALL COMPANY GROWTH FUND
Statement of Assets and Liabilities
December 31, 2004

Assets:
Investments, at market value (cost $36,559,490)*                      $41,611,575
----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,510,573)          6,510,573
----------------------------------------------------------------------------------
    Total investments (cost $43,070,063)                               48,122,148
----------------------------------------------------------------------------------
Cash                                                                       25,136
----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        230,307
----------------------------------------------------------------------------------
  Fund shares sold                                                            848
----------------------------------------------------------------------------------
  Dividends                                                                17,202
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           5,686
----------------------------------------------------------------------------------
    Total assets                                                       48,401,327
----------------------------------------------------------------------------------
Liabilities:
Payables for:
  Investments purchased                                                   117,413
----------------------------------------------------------------------------------
  Fund shares reacquired                                                  113,962
----------------------------------------------------------------------------------
  Options written, at market value (premiums received $51,840)             70,203
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        6,277
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             163,764
----------------------------------------------------------------------------------
Accrued administrative services fees                                       66,210
----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                             4
----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 1,325
----------------------------------------------------------------------------------
Accrued operating expenses                                                 46,225
----------------------------------------------------------------------------------
    Total liabilities                                                     585,383
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $47,815,944
----------------------------------------------------------------------------------
Net assets consist of:
Shares of beneficial interest                                         $48,143,649
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (66,907)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 option contracts                                                      (5,294,520)
----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts   5,033,722
----------------------------------------------------------------------------------
                                                                      $47,815,944
----------------------------------------------------------------------------------
Net Assets:
Series I                                                              $47,804,472
----------------------------------------------------------------------------------
Series II                                                             $    11,472
----------------------------------------------------------------------------------
Shares outstanding, $0.01 par value per share,
 unlimited number of shares authorized:
Series I                                                                3,101,915
----------------------------------------------------------------------------------
Series II                                                                     745
----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $     15.41
----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $     15.40
----------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $109,517 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

       INVESTMENT INCOME:
       Dividends (net of foreign withholding tax of $151)   $    83,272
       -----------------------------------------------------------------
       Dividends from affiliated money market funds
        (including securities lending income of $8,073**)        61,012
       -----------------------------------------------------------------
           Total investment income                              144,284
       -----------------------------------------------------------------
       Expenses:
       Advisory fees                                            338,067
       -----------------------------------------------------------------
       Administrative services fees                             146,880
       -----------------------------------------------------------------
       Custodian fees                                            27,499
       -----------------------------------------------------------------
       Distribution fees-Series II                                   17
       -----------------------------------------------------------------
       Transfer agent fees                                        7,112
       -----------------------------------------------------------------
       Trustees' fees and retirement benefits                    11,877
       -----------------------------------------------------------------
       Reports to shareholders                                   36,404
       -----------------------------------------------------------------
       Professional fees                                         39,024
       -----------------------------------------------------------------
       Other                                                      4,270
       -----------------------------------------------------------------
           Total expenses                                       611,150
       -----------------------------------------------------------------
       Less:Fees waived                                         (34,268)
       -----------------------------------------------------------------
           Net expenses                                         576,882
       -----------------------------------------------------------------
       Net investment income (loss)                            (432,598)
       -----------------------------------------------------------------
       Realized and unrealized gain (loss) from
        investment securities and option contracts:
       Net realized gain from:
         Investment securities                                8,758,986
       -----------------------------------------------------------------
         Option contracts written                                22,188
       -----------------------------------------------------------------
                                                              8,781,174
       -----------------------------------------------------------------
       Change in net unrealized appreciation
        (depreciation) of:
         Investment securities                               (2,297,791)
       -----------------------------------------------------------------
         Option contracts written                               (18,363)
       -----------------------------------------------------------------
                                                             (2,316,154)
       -----------------------------------------------------------------
       Net gain from investment securities and option
        contracts                                             6,465,020
       -----------------------------------------------------------------
       Net increase in net assets resulting from operations $ 6,032,422
       -----------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. SMALL COMPANY GROWTH FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                         2004         2003
------------------------------------------------------------------------------------------------------------------------------
Operations:
 Net investment income (loss)                                                                        $  (432,598) $  (302,034)
------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and option contracts                                     8,781,174    4,832,717
------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities and option contracts   (2,316,154)   7,332,784
------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                                6,032,422   11,863,467
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                                             (7,824,302)   4,743,889
------------------------------------------------------------------------------------------------------------------------------
 Series II                                                                                                10,000           --
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                            (7,814,302)   4,743,889
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                              (1,781,880)  16,607,356
------------------------------------------------------------------------------------------------------------------------------
Net assets:
 Beginning of year                                                                                    49,597,824   32,990,468
------------------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(66,907) and $(1,955),
   respectively)                                                                                     $47,815,944  $49,597,824
------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Small Company Growth Fund, formerly INVESCO VIF-Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
                      AIM V.I. SMALL COMPANY GROWTH FUND
       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
 B.Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
       (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
 C.Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 D.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 E.Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
 F.Repurchase Agreements -- The Fund may enter into repurchase agreements.
   Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 G.Covered Call Options -- The Fund may write call options, on a covered basis;
   that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to
                      AIM V.I. SMALL COMPANY GROWTH FUND
   any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
 H.Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $214,055. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $124,012. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion.
AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $34,261.
The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $99,756, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $47,124, of which IFG retained $5,786 for services provided by IFG.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $7,112.
The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sale commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                             Proceeds      Unrealized
                  Market Value  Purchases      from       Appreciation  Market Value Dividend  Realized
      Fund          12/31/03     at Cost      Sales      (Depreciation)   12/31/04    Income  Gain (Loss)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,015,849  $36,958,606 $(33,627,646)      $ --       $6,346,809  $52,939     $ --
---------------------------------------------------------------------------------------------------------

Investments of Cash Collateral from Securities Lending Transactions:

                                             Proceeds      Unrealized
                  Market Value  Purchases      from       Appreciation  Market Value Dividend  Realized
      Fund          12/31/03     at Cost      Sales      (Depreciation)   12/31/04   Income*  Gain (Loss)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $  532,875  $19,183,018 $(19,552,129)      $ --       $  163,764  $ 8,073     $ --
---------------------------------------------------------------------------------------------------------
Total              $3,548,724  $56,141,624 $(53,179,775)      $ --       $6,510,573  $61,012     $ --
---------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.
     NOTE 4--Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $1,530,394 and $1,074,414, respectively.
     NOTE 5--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
During the year ended December 31, 2004, the Fund paid legal fees of $1,885 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
     NOTE 6--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 7--Portfolio Securities Loaned
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
At December 31, 2004, securities with an aggregate value of $109,517 were on loan to brokers. The loans were secured by cash collateral of $163,764 received by the Fund and subsequently invested in an affiliated money market fund. On January 3, 2005, the Fund returned cash collateral of $48,528 for previously loaned securities which were returned to the Fund by the borrower on December 31, 2004. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $8,073 for securities lending transactions.
     NOTE 8--Option Contracts Written

                        Transactions During the Period
                     ---------------------------------------
                                       Call Option Contracts
                             -         --------------------
                                       Number of  Premiums
                                       Contracts  Received
                             -         ---------  --------
                     Beginning of year     --     $     --
                     ---------------------------------------
                     Written              766       83,873
                     ---------------------------------------
                     Closed               (26)     (15,132)
                     ---------------------------------------
                     Exercised            (33)      (5,360)
                     ---------------------------------------
                     Expired             (186)     (11,541)
                     ---------------------------------------
                     End of year          521     $ 51,840
                     ---------------------------------------

                                  Open Options Written at Period End
------------------------------------------------------------------------------------------------------
                                                                                          Unrealized
                                   Contract Strike Number of Premiums December 31, 2004  Appreciation
                                    Month   Price  Contracts Received   Market Value    (Depreciation)
                -                  -------- ------ --------- -------- ----------------- --------------
Calls
Altiris, Inc.                       Feb-05  $35.0      75    $10,449       $18,937         $ (8,488)
------------------------------------------------------------------------------------------------------
Eon Labs, Inc.                      Jan-05   30.0      47      3,345           705            2,640
------------------------------------------------------------------------------------------------------
Impax Laboratories, Inc.            Feb-05   17.5      73      3,537         3,833             (296)
------------------------------------------------------------------------------------------------------
Investors Financial Services Corp.  Feb-05   50.0      75      7,650        16,500           (8,850)
------------------------------------------------------------------------------------------------------
Joy Global Inc.                     Feb-05   45.0      43      6,048         5,913              135
------------------------------------------------------------------------------------------------------
Multimedia Games, Inc.              Feb-05   17.5     151      6,587         7,550             (963)
------------------------------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.           Feb-05   80.0      23      5,975         7,245           (1,270)
------------------------------------------------------------------------------------------------------
Resources Connection, Inc.          Feb-05   55.0      34      8,249         9,520           (1,271)
------------------------------------------------------------------------------------------------------
Total outstanding options written                     521    $51,840       $70,203         $(18,363)
------------------------------------------------------------------------------------------------------

     NOTE 9--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               -------------------------------------------------
               Unrealized appreciation--investments $ 4,840,327
               -------------------------------------------------
               Temporary book/tax differences            (3,842)
               -------------------------------------------------
               Capital loss carryforward             (5,164,190)
               -------------------------------------------------
               Share of beneficial interest          48,143,649
               -------------------------------------------------
               Total net assets                     $47,815,944
               -------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(18,363).
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund utilized $8,325,157 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          Capital Loss
                           Expiration     Carryforward*
                        -------------------------------
                        December 31, 2010  $5,164,190
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
     NOTE 10--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $82,441,761 and $94,623,379, respectively.

                   Unrealized Appreciation (Depreciation) of
                      Investment Securities on a Tax Basis
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $5,239,673
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (380,983)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $4,858,690
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $43,263,458.

     NOTE 11--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating loss, passive foreign investment companies sale and non-deductible reorganization expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $367,646, undistributed net realized gain (loss) decreased by $33,927 and shares of beneficial interest decreased by $333,719. This reclassification had no effect on the net assets of the Fund.
     NOTE 12--Share Information

                      Changes in Shares Outstanding/(a)/
     ---------------------------------------------------------------------
                                     Year ended December 31,
                       --------------------------------------------------
                                 2004                      2003
                       ------------------------  ------------------------
                         Shares       Amount       Shares       Amount
     ---------------------------------------------------------------------
     Sold:
       Series I           797,111  $ 10,996,485   3,309,670  $ 37,027,890
     ---------------------------------------------------------------------
       Series II/(b)/         745        10,000          --            --
     ---------------------------------------------------------------------
     Reacquired:
       Series I/(b)/   (1,362,554)  (18,820,787) (2,897,138)  (32,284,001)
     ---------------------------------------------------------------------
                         (564,698) $ (7,814,302)    412,532  $  4,743,889
     ---------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 86% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 13--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                Series I
                                                                   ----------------------------------------------------
                                                                                        Year ended December 31,
                                                                   ----------------------------------------------------
                                                                        2004        2003        2002          2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 13.52        $ 10.14   $ 14.72       $ 18.07
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.14)         (0.08)    (0.00)/(a)/   (0.00)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.03           3.46     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.89           3.38     (4.58)        (3.35)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --        --            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.41        $ 13.52   $ 10.14       $ 14.72
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    13.98%         33.33%   (31.11)%      (18.54)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $47,804        $49,598   $32,990       $39,211
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.28%/(c)/     1.25%     1.25%         1.25%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.36%/(c)/     1.30%     1.31%         1.29%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.96)%/(c)/   (0.75)%   (0.87)%       (0.48)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                198%           133%       95%           88%
------------------------------------------------------------------------------------------------------------------------

                                                                   --------
                                                                   --------
                                                                       2000
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 22.01
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)/(a)/
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (3.35)
--------------------------------------------------------------------------------
    Total from investment operations                                 (3.35)
--------------------------------------------------------------------------------
Less distributions from net realized gains                           (0.59)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.07
--------------------------------------------------------------------------------
Total return/(b)/                                                   (14.98)%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $24,765
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.37%
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.43%
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.64)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                155%
--------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09), $(0.06) and $(0.08) for the years ended December 31, 2002, 2001 and 2000, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $45,068,848.

                                                                           Series II
                                                                      --------------------
                                                                      April 30, 2004 (Date
                                                                        sale commenced)
                                                                        to December 31,
                                                                              2004
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.42
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.10)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                       2.08
------------------------------------------------------------------------------------------
    Total from investment operations                                           1.98
------------------------------------------------------------------------------------------
Net asset value, end of period                                               $15.40
------------------------------------------------------------------------------------------
Total return/(a)/                                                             14.75%
------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $   11
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                               1.45%/(b)/
------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                            1.61%/(b)/
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                   (1.13)%/(b)/
------------------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                                    198%
------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns. /(b)/Ratios are annualized and based on average daily net assets of $10,069. /(c)/Not annualized for periods less than one year.
                      AIM V.I. SMALL COMPANY GROWTH FUND
     NOTE 14--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM
                      AIM V.I. SMALL COMPANY GROWTH FUND
Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal
Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                      AIM V.I. SMALL COMPANY GROWTH FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
AIM V.I. Technology Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund, formerly known as INVESCO VIF-Technology Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                           AIM V.I. TECHNOLOGY FUND
Schedule of Investments
December 31, 2004

                                                                MARKET
                                                     SHARES     VALUE
      --------------------------------------------------------------------
      DOMESTIC COMMON STOCKS & OTHER
       EQUITY INTERESTS-84.93%
      Application Software-1.96%
      Macromedia, Inc./(a)/                           49,900 $   1,552,888
      --------------------------------------------------------------------
      NAVTEQ Corp./(a)/                               32,200     1,492,792
      --------------------------------------------------------------------
      TIBCO Software Inc./(a)/                        67,100       895,114
      --------------------------------------------------------------------
                                                                 3,940,794
      --------------------------------------------------------------------
      Biotechnology-0.92%
      Biogen Idec Inc./(a)/                           21,200     1,412,132
      --------------------------------------------------------------------
      Genentech, Inc./(a)/                             8,000       435,520
      --------------------------------------------------------------------
                                                                 1,847,652
      --------------------------------------------------------------------
      Broadcasting & Cable TV-1.18%
      Comcast Corp.-Class A/(a)/                      66,221     2,203,835
      --------------------------------------------------------------------
      Liberty Media International, Inc.-Class A/(a)/   3,547       163,978
      --------------------------------------------------------------------
                                                                 2,367,813
      --------------------------------------------------------------------
      Communications Equipment-11.20%
      Avaya Inc./(a)/                                220,470     3,792,084
      --------------------------------------------------------------------
      Cisco Systems, Inc./(a)/                       271,200     5,234,160
      --------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                 121,360     2,967,252
      --------------------------------------------------------------------
      Corning Inc./(a)/                              100,160     1,178,883
      --------------------------------------------------------------------
      F5 Networks, Inc./(a)/                          19,900       969,528
      --------------------------------------------------------------------
      Foundry Networks, Inc./(a)/                     38,500       506,660
      --------------------------------------------------------------------
      Juniper Networks, Inc./(a)/                    108,471     2,949,326
      --------------------------------------------------------------------
      Motorola, Inc.                                 137,030     2,356,916
      --------------------------------------------------------------------
      QUALCOMM Inc.                                   59,880     2,538,912
      --------------------------------------------------------------------
                                                                22,493,721
      --------------------------------------------------------------------
      Computer Hardware-7.92%
      Apple Computer, Inc./(a)/                       85,000     5,474,000
      --------------------------------------------------------------------
      Dell Inc./(a)/                                 147,700     6,224,078
      --------------------------------------------------------------------
      International Business Machines Corp.           41,800     4,120,644
      --------------------------------------------------------------------
      Sun Microsystems, Inc./(a)/                     15,100        81,238
      --------------------------------------------------------------------
                                                                15,899,960
      --------------------------------------------------------------------
      Computer Storage & Peripherals-5.78%
      Avid Technology, Inc./(a)/                      16,400     1,012,700
      --------------------------------------------------------------------
      EMC Corp./(a)/                                 316,600     4,707,842
      --------------------------------------------------------------------
      Lexmark International, Inc.-Class A/(a)/        11,700       994,500
      --------------------------------------------------------------------
      Network Appliance, Inc./(a)/                    82,600     2,743,972
      --------------------------------------------------------------------
      QLogic Corp./(a)/                               19,300       708,889
      --------------------------------------------------------------------
      Storage Technology Corp./(a)/                   45,500     1,438,255
      --------------------------------------------------------------------
                                                                11,606,158
      --------------------------------------------------------------------
      Construction & Engineering-0.26%
      Dycom Industries, Inc./(a)/                     16,900       515,788
      --------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 Data Processing & Outsourced
  Services-3.87%
 Automatic Data Processing, Inc.                          53,400 $   2,368,290
 -----------------------------------------------------------------------------
 DST Systems, Inc./(a)/                                   40,400     2,105,648
 -----------------------------------------------------------------------------
 First Data Corp.                                         42,700     1,816,458
 -----------------------------------------------------------------------------
 Paychex, Inc.                                            43,600     1,485,888
 -----------------------------------------------------------------------------
                                                                     7,776,284
 -----------------------------------------------------------------------------
 Electronic Equipment
  Manufacturers-0.43%
 Amphenol Corp.-Class A/(a)/                              23,500       863,390
 -----------------------------------------------------------------------------
 Electronic Manufacturing
  Services-0.45%
 Trimble Navigation Ltd./(a)/                             27,200       898,688
 -----------------------------------------------------------------------------
 Health Care Services-0.30%
 Quest Diagnostics Inc.                                    6,300       601,965
 -----------------------------------------------------------------------------
 Integrated Telecommunication
  Services-1.66%
 SBC Communications Inc.                                  38,970     1,004,257
 -----------------------------------------------------------------------------
 Sprint Corp.                                             54,555     1,355,692
 -----------------------------------------------------------------------------
 Verizon Communications Inc.                              23,950       970,214
 -----------------------------------------------------------------------------
                                                                     3,330,163
 -----------------------------------------------------------------------------
 Internet Retail-2.54%
 eBay Inc./(a)/                                           43,940     5,109,343
 -----------------------------------------------------------------------------
 Internet Software & Services-7.41%
 CNET Networks, Inc./(a)/                                 34,900       391,927
 -----------------------------------------------------------------------------
 Google Inc.-Class A/(a)/                                  2,300       444,130
 -----------------------------------------------------------------------------
 InfoSpace, Inc./(a)/                                     20,500       974,775
 -----------------------------------------------------------------------------
 Openwave Systems Inc./(a)/                               47,000       726,620
 -----------------------------------------------------------------------------
 ValueClick, Inc./(a)/                                    61,100       814,463
 -----------------------------------------------------------------------------
 VeriSign, Inc./(a)/                                     155,150     5,200,628
 -----------------------------------------------------------------------------
 Yahoo! Inc./(a)/                                        167,860     6,324,965
 -----------------------------------------------------------------------------
                                                                    14,877,508
 -----------------------------------------------------------------------------
 IT Consulting & Other Services-1.86%
 Cognizant Technology Solutions Corp.-Class A/(a)/        88,200     3,733,506
 -----------------------------------------------------------------------------
 Movies & Entertainment-1.88%
 Time Warner Inc./(a)/                                   193,700     3,765,528
 -----------------------------------------------------------------------------
 Office Electronics-1.08%
 Zebra Technologies Corp.-Class A/(a)/                    38,550     2,169,594
 -----------------------------------------------------------------------------
 Other Diversified Financial
  Services-0.32%
 BlueStream Ventures L.P. (Acquired 08/03/00-04/02/04;
  Cost $2,069,655)/(a)(b)(c)(d)(e)/                    2,193,750       651,765
 -----------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                                  MARKET
                                                       SHARES     VALUE
    ------------------------------------------------------------------------
    Semiconductor Equipment-2.63%
    Applied Materials, Inc./(a)/                       116,400 $   1,990,440
    ------------------------------------------------------------------------
    KLA-Tencor Corp./(a)/                               27,800     1,294,924
    ------------------------------------------------------------------------
    Lam Research Corp./(a)/                             35,700     1,032,087
    ------------------------------------------------------------------------
    Novellus Systems, Inc./(a)/                         17,800       496,442
    ------------------------------------------------------------------------
    Teradyne, Inc./(a)/                                 28,000       477,960
    ------------------------------------------------------------------------
                                                                   5,291,853
    ------------------------------------------------------------------------
    Semiconductors-15.67%
    Altera Corp./(a)/                                  145,400     3,009,780
    ------------------------------------------------------------------------
    Analog Devices, Inc.                                50,700     1,871,844
    ------------------------------------------------------------------------
    Broadcom Corp.-Class A/(a)/                         87,500     2,824,500
    ------------------------------------------------------------------------
    Fairchild Semiconductor International, Inc./(a)/    30,500       495,930
    ------------------------------------------------------------------------
    Freescale Semiconductor Inc.-Class A/(a)/           29,500       525,690
    ------------------------------------------------------------------------
    Freescale Semiconductor Inc.-Class B/(a)/           15,130       277,787
    ------------------------------------------------------------------------
    Intel Corp.                                        199,300     4,661,627
    ------------------------------------------------------------------------
    Linear Technology Corp.                             57,600     2,232,576
    ------------------------------------------------------------------------
    Maxim Integrated Products, Inc.                     59,500     2,522,205
    ------------------------------------------------------------------------
    Microchip Technology Inc.                           57,075     1,521,620
    ------------------------------------------------------------------------
    National Semiconductor Corp.                       101,800     1,827,310
    ------------------------------------------------------------------------
    PMC-Sierra, Inc./(a)/                              101,500     1,141,875
    ------------------------------------------------------------------------
    Semiconductor HOLDRS Trust                          29,800       994,128
    ------------------------------------------------------------------------
    Semtech Corp./(a)/                                  38,800       848,556
    ------------------------------------------------------------------------
    Texas Instruments Inc.                             166,770     4,105,877
    ------------------------------------------------------------------------
    Xilinx, Inc.                                        88,300     2,618,095
    ------------------------------------------------------------------------
                                                                  31,479,400
    ------------------------------------------------------------------------
    Systems Software-12.01%
    Computer Associates International, Inc.             88,000     2,733,280
    ------------------------------------------------------------------------
    McAfee Inc./(a)/                                    76,100     2,201,573
    ------------------------------------------------------------------------
    Microsoft Corp.                                    347,800     9,289,738
    ------------------------------------------------------------------------
    Oracle Corp./(a)/                                  169,300     2,322,796
    ------------------------------------------------------------------------
    Symantec Corp./(a)/                                148,000     3,812,480
    ------------------------------------------------------------------------
    VERITAS Software Corp./(a)/                        132,000     3,768,600
    ------------------------------------------------------------------------
                                                                  24,128,467
    ------------------------------------------------------------------------
    Technology Distributors-0.87%
    CDW Corp.                                           26,300     1,745,005
    ------------------------------------------------------------------------
    Wireless Telecommunication
     Services-2.73%
    American Tower Corp.-Class A/(a)/                   44,300       815,120
    ------------------------------------------------------------------------
    Nextel Communications, Inc.-Class A/(a)/            58,500     1,755,000
    ------------------------------------------------------------------------
    Nextel Partners, Inc.-Class A/(a)/                 104,220     2,036,459
    ------------------------------------------------------------------------
    NII Holdings Inc./(a)/                              18,500       877,825
    ------------------------------------------------------------------------
                                                                   5,484,404
    ------------------------------------------------------------------------
        Total Domestic Common Stocks & Other Equity
         Interests
         (Cost $141,954,640)                                     170,578,749
    ------------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
----------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-13.63%
Bermuda-1.54%
Marvell Technology Group Ltd. (Semiconductors)/(a)/           87,500 $   3,103,625
----------------------------------------------------------------------------------
Canada-2.15%
ATI Technologies Inc. (Semiconductors)/(a)/                   71,400     1,384,446
----------------------------------------------------------------------------------
Celestica Inc. (Electronic Manufacturing Services)/(a)/       57,200       807,092
----------------------------------------------------------------------------------
Cognos, Inc. (Application Software)/(a)/                      33,500     1,476,010
----------------------------------------------------------------------------------
Research In Motion Ltd. (Communications
 Equipment)/(a)/                                               8,000       659,360
----------------------------------------------------------------------------------
                                                                         4,326,908
----------------------------------------------------------------------------------
Finland -1.69%
Nokia Oyj-ADR (Communications Equipment)                     217,063     3,401,377
----------------------------------------------------------------------------------
Germany-0.79%
SAP A.G.-ADR (Application Software)                           36,000     1,591,560
----------------------------------------------------------------------------------
India-0.58%
Wipro Ltd.-ADR (IT Consulting & Other Services)/(f)/          47,000     1,158,550
----------------------------------------------------------------------------------
Israel-1.28%
Check Point Software Technologies Ltd.
 (Systems Software)/(a)/                                     104,000     2,561,520
----------------------------------------------------------------------------------
Japan-0.15%
NTT DoCoMo, Inc. (Wireless Telecommunication
 Services)/(g)/                                                  159       293,954
----------------------------------------------------------------------------------
Mexico-0.61%
America Movil S.A. de C.V.-Series L-ADR
 (Wireless Telecommunication Services)                        23,430     1,226,560
----------------------------------------------------------------------------------
Russia-0.85%
AO VimpelCom-ADR
 (Wireless Telecommunication Services)/(a)/                   47,100     1,702,194
----------------------------------------------------------------------------------
Sweden-0.94%
Telefonaktiebolaget LM Ericsson-ADR
 (Communications Equipment)/(a)/                              59,790     1,882,787
----------------------------------------------------------------------------------
Taiwan-0.77%
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
 (Semiconductors)                                            183,151     1,554,952
----------------------------------------------------------------------------------
United Kingdom-2.28%
Amdocs Ltd. (Application Software)/(a)/                      134,730     3,536,663
----------------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless Telecommunication
 Services)                                                    37,900     1,037,702
----------------------------------------------------------------------------------
                                                                         4,574,365
----------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests (Cost
     $24,110,358)                                                       27,378,352
----------------------------------------------------------------------------------
MONEY MARKET FUNDS-1.43%
Premier Portfolio (Cost $2,875,986)/(h)(i)/                2,875,986     2,875,986
----------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.99% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $168,940,984)                                                   200,833,087
----------------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                                   MARKET
                                                       SHARES      VALUE
  ---------------------------------------------------------------------------
  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED
  Money Market Funds-0.45%
  Premier Portfolio/(h)(i)(j)/                         898,697 $     898,697
  ---------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $898,697)                                               898,697
  ---------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.44% (Cost $169,839,681)                  201,731,784
  ---------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(0.44%)                             (888,642)
  ---------------------------------------------------------------------------
  NET ASSETS-100.00%                                           $ 200,843,142
  ---------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
HOLDRS- Holding Company Depository Receipts
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at December 31, 2004 represented 0.32% of the Fund's Net Assets. This security is considered to be illiquid.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.26% of the Fund's Total Investments. See
    Note 1A.
(d) The Fund has a remaining commitment of $1,080,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(e) Security is considered venture capital. See Note 1K.
(f) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.15% of the Fund's Total Investments. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. TECHNOLOGY FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $166,064,998)*                  $ 197,957,101
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,774,683)         3,774,683
---------------------------------------------------------------------------------
    Total investments (cost $169,839,681)                            201,731,784
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     1,351,279
---------------------------------------------------------------------------------
  Fund shares sold                                                        35,261
---------------------------------------------------------------------------------
  Dividends                                                               43,869
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         40,454
---------------------------------------------------------------------------------
    Total assets                                                     203,202,647
---------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                  390,862
---------------------------------------------------------------------------------
  Fund shares reacquired                                                 651,987
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      46,201
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            898,697
---------------------------------------------------------------------------------
Accrued distribution fees-Series II                                          101
---------------------------------------------------------------------------------
Accrued transfer agent fees                                                3,947
---------------------------------------------------------------------------------
Accrued operating expenses                                               367,710
---------------------------------------------------------------------------------
    Total liabilities                                                  2,359,505
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $ 200,843,142
---------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $ 688,288,203
---------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (36,600)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                            (519,300,590)
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                           31,892,129
---------------------------------------------------------------------------------
                                                                   $ 200,843,142
---------------------------------------------------------------------------------
NET ASSETS:
Series I                                                           $ 200,677,050
---------------------------------------------------------------------------------
Series II                                                          $     166,092
---------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                              16,154,169
---------------------------------------------------------------------------------
Series II                                                                 13,404
---------------------------------------------------------------------------------
Series I:
 Net asset value per share                                         $       12.42
---------------------------------------------------------------------------------
Series II:
 Net asset value per share                                         $       12.39
---------------------------------------------------------------------------------

* At December 31, 2004, securities with an aggregate market value of $868,740 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $35,824)              $ 1,340,651
-------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities
 lending income of $15,275**)                                           63,366
-------------------------------------------------------------------------------
    Total investment income                                          1,404,017
-------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                        1,387,379
-------------------------------------------------------------------------------
Administrative services fees                                           500,491
-------------------------------------------------------------------------------
Custodian fees                                                          38,738
-------------------------------------------------------------------------------
Distribution fees-Series II                                                265
-------------------------------------------------------------------------------
Transfer agent fees                                                     20,368
-------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                  14,645
-------------------------------------------------------------------------------
Other                                                                  161,159
-------------------------------------------------------------------------------
    Total expenses                                                   2,123,045
-------------------------------------------------------------------------------
Less:Fees waived and expenses reimbursed                                (3,856)
-------------------------------------------------------------------------------
    Net expenses                                                     2,119,189
-------------------------------------------------------------------------------
Net investment income (loss)                                          (715,172)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain from:
  Investment securities                                             18,218,645
-------------------------------------------------------------------------------
  Foreign currencies                                                    38,161
-------------------------------------------------------------------------------
  Option contracts written                                              97,527
-------------------------------------------------------------------------------
                                                                    18,354,333
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (7,899,245)
-------------------------------------------------------------------------------
  Foreign currencies                                                       266
-------------------------------------------------------------------------------
                                                                    (7,898,979)
-------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option
 contracts                                                          10,455,354
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 9,740,182
-------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. TECHNOLOGY FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                 2004          2003
----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                                $   (715,172) $ (1,170,897)
----------------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
   foreign currencies and option contracts                     18,354,333   (17,352,650)
----------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of
   investment securities, foreign currencies and option
   contracts                                                   (7,898,979)   67,407,749
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         9,740,182    48,884,202
----------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                      19,407,886    17,153,701
----------------------------------------------------------------------------------------
 Series II                                                        148,977            --
----------------------------------------------------------------------------------------
   Net increase in net assets resulting from share
     transactions                                              19,556,863    17,153,701
----------------------------------------------------------------------------------------
   Net increase in net assets                                  29,297,045    66,037,903
----------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                            171,546,097   105,508,194
----------------------------------------------------------------------------------------
 End of year (including undistributed net investment income
   (loss) of $(36,000) and $(9,203), respectively)           $200,843,142  $171,546,097
----------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Technology Fund, formerly INVESCO VIF-Technology Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
                           AIM V.I. TECHNOLOGY FUND
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net
                           AIM V.I. TECHNOLOGY FUND
   realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
K. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose the entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $963,169. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $424,210.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.25% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period May 1, 2004 through December 31, 2004, AIM waived fees of $1,930. For the period January 1, 2004 through April 30, 2004, IFG waived fees of $483.
  For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $1,443 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid
                           AIM V.I. TECHNOLOGY FUND
$347,297, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $153,194 for such services, of which IFG retained $11,790 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $20,368.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed contractually to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $265.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                            UNREALIZED
                  MARKET VALUE  PURCHASES     PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST     FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
----------------------------------------------------------------------------------------------------------
Premier Portfolio  $1,337,807  $101,096,119 $(99,557,940)      $ --       $2,875,986  $48,091     $ --
----------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                             UNREALIZED
                  MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST      FROM SALES   (DEPRECIATION)   12/31/04   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Premier Portfolio  $  382,325  $ 83,654,334 $ (83,137,962)      $ --       $  898,697  $15,275     $ --
-----------------------------------------------------------------------------------------------------------
Total              $1,720,132  $184,750,453 $(182,695,902)      $ --       $3,774,683  $63,366     $ --
-----------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $587,463 and $472,675, respectively.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $2,119 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
                           AIM V.I. TECHNOLOGY FUND
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2004, securities with an aggregate value of $868,740 were on loan to brokers. The loans were secured by cash collateral of $898,697 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $15,275 for securities lending transactions.
NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                     ---------------------------------------
                                       CALL OPTION CONTRACTS
                                       -------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                                       ---------   --------
                     Beginning of year        --   $     --
                     ---------------------------------------
                     Written               2,252    155,178
                     ---------------------------------------
                     Closed                 (529)   (64,535)
                     ---------------------------------------
                     Expired              (1,723)   (90,643)
                     ---------------------------------------
                     End of year              --   $     --
                     ---------------------------------------

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
              ---------------------------------------------------
              Unrealized appreciation--investments $  30,382,367
              ---------------------------------------------------
              Temporary book/tax differences             (37,777)
              ---------------------------------------------------
              Capital loss carryforward             (517,789,651)
              ---------------------------------------------------
              Shares of beneficial interest          688,288,203
              ---------------------------------------------------
              Total net assets                     $ 200,843,142
              ---------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND
  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral for tax purposes for certain straddle transactions, the treatment of partnerships, return of capital and foreign tax on certain stock dividends. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $26.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $509,581,788 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund utilized $2,095,130 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2007               $ 67,963,141
                 ---------------------------------------------
                 December 31, 2008                262,485,932
                 ---------------------------------------------
                 December 31, 2009                153,547,080
                 ---------------------------------------------
                 December 31, 2010                 33,793,498
                 ---------------------------------------------
                 Total capital loss carryforward $517,789,651
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the organization of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.
NOTE 10--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $222,535,219 and $220,220,733, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $34,149,616
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,767,275)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $30,382,341
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $171,349,443.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions, partnerships, net operating loss, capital loss carryforward limitations, prior year return of capital and re-domestication expenses, on December 31, 2004, undistributed net investment income (loss) was increased by $711,197, undistributed net realized gain (loss) was decreased by $334,957 and shares of beneficial interest decreased by $376,240. Further, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of AIM V.I. New Technology Fund into the Fund on April 30, 2004, undistributed net investment income (loss) was decreased by $20,348, undistributed net realized gain (loss) was decreased by $3,808,765 and shares of beneficial interest increased by $3,829,113. In addition, as a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO VIF-Telecommunications Fund into the Fund on April 30, 2004, undistributed net investment income (loss) was decreased by $3,074, undistributed net realized gain (loss) was decreased by $8,706,215 and shares of beneficial interest increased by $8,709,289. These reclassifications had no effect on the net assets of the Fund.
                           AIM V.I. TECHNOLOGY FUND
NOTE 12--SHARE INFORMATION

                                CHANGES IN SHARES OUTSTANDING/(A)/
--------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------
                                                       2004                       2003
                                             ------------------------  --------------------------
                                               SHARES       AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------
Sold:
  Series I                                    3,614,575  $ 42,139,572   13,575,709  $ 135,267,128
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                  2,057        20,311           --             --
--------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                    4,598,616    52,226,205           --             --
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                 13,169       149,420           --             --
--------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (6,509,875)  (74,957,891) (12,045,076)  (118,113,427)
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                 (1,822)      (20,754)          --             --
--------------------------------------------------------------------------------------------------
                                              1,716,720  $ 19,556,863    1,530,633  $  17,153,701
--------------------------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 64% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the open of business on April 30, 2004, the Fund acquired all the net assets of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund pursuant to a plan of reorganization approved by the Directors/Trustees of the Fund on December 9, 2003 and by the shareholders of AIM V.I. New Technology and INVESCO VIF-Telecommunications Fund on April 2, 2004. The acquisition was accomplished by a tax free exchange of 4,611,785 shares of the Fund for 5,656,964 shares of AIM V.I. New Technology Fund outstanding and 9,244,509 shares of INVESCO VIF-Telecommunications Fund outstanding as of the close of business on April 29, 2004. AIM V.I. New Technology Fund's net assets at that date of $19,064,848 including $2,583,733 of unrealized appreciation and INVESCO VIF-Telecommunications Fund's net assets at that date of $33,310,776 including $3,626,227 of unrealized appreciation, were combined with the Fund. The aggregate net assets of the Fund immediately before the acquisition were $153,042,987.
NOTE 13--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                    SERIES I
                                                                   -----------------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                          2004           2003         2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.87           $   8.17   $  15.37       $  28.37
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)/(a)/        (0.08)     (0.00)/(b)/    (0.12)/(c)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.59               3.78      (7.20)        (12.88)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.55               3.70      (7.20)        (13.00)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --                 --         --             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.42           $  11.87   $   8.17       $  15.37
-------------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                      4.63%             45.29%    (46.84)%       (45.82)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $200,556           $171,546   $105,508       $240,253
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.15%/(e)/         1.10%      1.11%          1.07%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.39)%/(a)(e)/    (0.85)%    (0.96)%        (0.66)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 137%                89%        92%            88%
-------------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                        2000
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  37.13
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)/(b)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (8.68)
---------------------------------------------------------------------------------
    Total from investment operations                                  (8.69)
---------------------------------------------------------------------------------
Less distributions from net realized gains                            (0.07)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  28.37
---------------------------------------------------------------------------------
Total return/(d)/                                                    (23.42)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $443,773
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.02%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.34)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  82%
---------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.09) for the years ended December 31, 2002 and 2000, respectively.
/(c)/Calculated using average shares outstanding.
/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(e)/Ratios are based on average daily net assets of $184,877,889.
                           AIM V.I. TECHNOLOGY FUND

                                                               SERIES II
                                                            --------------
                                                             APRIL 30, 2004
                                                              (DATE SALES
                                                             COMMENCED) TO
                                                              DECEMBER 31,
                                                                  2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.09
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.35
--------------------------------------------------------------------------------
    Total from investment operations                              1.30
--------------------------------------------------------------------------------
Net asset value, end of period                                  $12.39
--------------------------------------------------------------------------------
Total return/(b)/                                                11.72%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  166
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                           1.40%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets      (0.64)%/(a)(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                       137%
--------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $(0.10)
     and (1.07)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns. /(c)/Ratios are annualized and based on average daily net assets of $157,574. /(d)/Not annualized for periods less than one year.
NOTE 14--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
                           AIM V.I. TECHNOLOGY FUND
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
                           AIM V.I. TECHNOLOGY FUND
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                           AIM V.I. TECHNOLOGY FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Total Return Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Total Return Fund, formerly known as INVESCO VIF-Total Return Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund"), at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                          AIM V.I. TOTAL RETURN FUND
Schedule of Investments
December 31, 2004

                                                       Market
                                             Shares    Value
                ------------------------------------------------
                Common Stocks-
                 63.41%
                Aerospace &
                 Defense-2.48%
                Honeywell International Inc.  4,220 $    149,430
                ------------------------------------------------
                United Technologies Corp.     2,000      206,700
                ------------------------------------------------
                                                         356,130
                ------------------------------------------------
                Aluminum-0.80%
                Alcoa Inc.                    3,640      114,369
                ------------------------------------------------
                Asset Management &
                 Custody
                 Banks-0.92%
                Bank of New York Co., Inc.
                 (The)                        3,970      132,677
                ------------------------------------------------
                Biotechnology-0.74%
                Amgen Inc./(a)/               1,650      105,847
                ------------------------------------------------
                Casinos & Gaming-
                 0.76%
                International Game
                 Technology                   3,170      108,985
                ------------------------------------------------
                Communications
                 Equipment-2.05%
                Cisco Systems, Inc./(a)/      9,140      176,402
                ------------------------------------------------
                QUALCOMM Inc.                 2,790      118,296
                ------------------------------------------------
                                                         294,698
                ------------------------------------------------
                Computer Hardware-
                 2.37%
                Dell Inc./(a)/                5,110      215,335
                ------------------------------------------------
                International Business
                 Machines Corp.               1,270      125,197
                ------------------------------------------------
                                                         340,532
                ------------------------------------------------
                Computer Storage &
                 Peripherals-1.22%
                EMC Corp./(a)/               11,820      175,763
                ------------------------------------------------
                Construction & Farm
                 Machinery &
                 Heavy Trucks-
                 0.80%
                Deere & Co.                   1,550      115,320
                ------------------------------------------------
                Consumer Finance-
                 1.08%
                MBNA Corp.                    5,510      155,327
                ------------------------------------------------
                Data Processing &
                 Outsourced
                 Services-0.84%
                First Data Corp.              2,820      119,963
                ------------------------------------------------
                Diversified
                 Chemicals-1.23%
                E. I. du Pont de Nemours &
                 Co.                          1,570       77,008
                ------------------------------------------------
                PPG Industries, Inc.          1,470      100,195
                ------------------------------------------------
                                                         177,203
                ------------------------------------------------
                Drug Retail-1.50%
                Walgreen Co.                  5,610      215,256
                ------------------------------------------------
                Electrical
                 Components &
                 Equipment-1.01%
                Emerson Electric Co.          2,065      144,756
                ------------------------------------------------

                                                        Market
                                              Shares    Value
               --------------------------------------------------
               Forest Products-
                0.80%
               Weyerhaeuser Co.               1,700  $    114,274
               --------------------------------------------------
               General Merchandise
                Stores-0.83%
               Target Corp.                   2,290       118,920
               --------------------------------------------------
               Health Care
                Equipment-1.15%
               Boston Scientific Corp./(a)/   2,120        75,366
               --------------------------------------------------
               Medtronic, Inc.                1,820        90,399
               --------------------------------------------------
                                                          165,765
               --------------------------------------------------
               Home Improvement
                Retail-2.40%
               Home Depot, Inc. (The)         3,240       138,478
               --------------------------------------------------
               Lowe's Cos., Inc.              3,570       205,596
               --------------------------------------------------
                                                          344,074
               --------------------------------------------------
               Household Products-
                0.71%
               Procter & Gamble Co. (The)     1,850       101,898
               --------------------------------------------------
               Hypermarkets & Super
                Centers-1.80%
               Wal-Mart Stores, Inc.          4,900       258,818
               --------------------------------------------------
               Industrial
                Conglomerates-
                1.85%
               General Electric Co.           7,280       265,720
               --------------------------------------------------
               Industrial Gases-
                2.50%
               Air Products & Chemicals, Inc. 2,470       143,186
               --------------------------------------------------
               Praxair, Inc.                  4,890       215,893
               --------------------------------------------------
                                                          359,079
               --------------------------------------------------
               Industrial Machinery-
                4.11%
               Eaton Corp.                    3,540  $    256,154
               --------------------------------------------------
               Illinois Tool Works Inc.       1,420       131,606
               --------------------------------------------------
               Ingersoll-Rand Co.-Class A
                (Bermuda)                     2,520       202,356
               --------------------------------------------------
                                                          590,116
               --------------------------------------------------
               Investment Banking &
                Brokerage-4.40%
               Goldman Sachs Group, Inc.
                (The)                         2,320       241,373
               --------------------------------------------------
               Merrill Lynch & Co., Inc.      2,820       168,551
               --------------------------------------------------
               Morgan Stanley                 3,990       221,525
               --------------------------------------------------
                                                          631,449
               --------------------------------------------------
               Movies &
                Entertainment-
                0.69%
               Viacom Inc.-Class B            2,740        99,709
               --------------------------------------------------
               Multi-Line Insurance-
                1.66%
               American International Group,
                Inc.                          3,620       237,725
               --------------------------------------------------
               Oil & Gas Drilling-
                1.00%
               ENSCO International Inc.       1,300        41,262
               --------------------------------------------------
               Transocean Inc. (Cayman
                Islands)/(a)/                 2,420       102,584
               --------------------------------------------------
                                                          143,846
               --------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                          Market
                                              Shares      Value
             ------------------------------------------------------
             Other Diversified Financial
              Services-2.47%
             Citigroup Inc.                     5,093  $    245,381
             ------------------------------------------------------
             JPMorgan Chase & Co.               2,790       108,838
             ------------------------------------------------------
                                                            354,219
             ------------------------------------------------------
             Pharmaceuticals-6.61%
             Forest Laboratories, Inc./(a)/     2,870       128,748
             ------------------------------------------------------
             Johnson & Johnson                  4,940       313,295
             ------------------------------------------------------
             Lilly (Eli) & Co.                  2,270       128,823
             ------------------------------------------------------
             Pfizer Inc.                       10,230       275,085
             ------------------------------------------------------
             Wyeth                              2,420       103,068
             ------------------------------------------------------
                                                            949,019
             ------------------------------------------------------
             Semiconductor
              Equipment-0.72%
             Applied Materials, Inc./(a)/       6,090       104,139
             ------------------------------------------------------
             Semiconductors-4.70%
             Altera Corp./(a)/                  4,840       100,188
             ------------------------------------------------------
             Intel Corp.                        8,080       188,991
             ------------------------------------------------------
             Linear Technology Corp.            3,240       125,582
             ------------------------------------------------------
             Maxim Integrated Products, Inc.    1,550        65,705
             ------------------------------------------------------
             Texas Instruments Inc.             7,880       194,006
             ------------------------------------------------------
                                                            674,472
             ------------------------------------------------------
             Soft Drinks-0.65%
             PepsiCo, Inc.                      1,800        93,960
             ------------------------------------------------------
             Specialty Stores-1.09%
             Bed Bath & Beyond Inc./(a)/        2,420        96,389
             ------------------------------------------------------
             Tiffany & Co.                      1,870        59,784
             ------------------------------------------------------
                                                            156,173
             ------------------------------------------------------
             Systems Software-
              2.49%
             Microsoft Corp.                    8,710       232,644
             ------------------------------------------------------
             Symantec Corp./(a)/                4,840       124,678
             ------------------------------------------------------
                                                            357,322
             ------------------------------------------------------
             Thrifts & Mortgage
              Finance-2.98%
             Fannie Mae                         2,440       173,752
             ------------------------------------------------------
             PMI Group, Inc. (The)              2,570       107,298
             ------------------------------------------------------
             Radian Group Inc.                  2,770       147,475
             ------------------------------------------------------
                                                            428,525
             ------------------------------------------------------
                 Total Common Stocks
                  (Cost $8,433,839)                       9,106,048
             ------------------------------------------------------
                                             Principal
                                              Amount
             U.S. Mortgage-Backed
              Securities-10.08%
             Federal National
              Mortgage Association
              (FNMA)-10.08%
             Pass Through Ctfs.,
              5.00%, 01/01/17 to
              03/01/34/(b)/                  $527,349       532,782
             ------------------------------------------------------
              4.50%, 05/01/18/(b)/            771,095       770,618
             ------------------------------------------------------
              5.50%, 10/01/34/(b)/            142,502       144,798
             ------------------------------------------------------
                 Total U.S. Mortgage-
                  Backed Securities
                  (Cost $1,454,293)                       1,448,198
             ------------------------------------------------------

                                                          Principal    Market
                                                           Amount      Value
--------------------------------------------------------------------------------
Bonds & Notes-8.68%
Automobile Manufacturers-0.18%
Ford Motor Co., Unsec. Global Notes,
 7.45%, 07/16/31/(b)/                                     $   5,000 $      5,030
--------------------------------------------------------------------------------
General Motors Corp., Sr. Unsec. Global Deb.,
 8.25%, 07/15/23/(b)/                                        20,000       20,835
--------------------------------------------------------------------------------
                                                                          25,865
--------------------------------------------------------------------------------
Broadcasting & Cable TV-0.56%
Clear Channel Communications, Inc., Sr. Unsec. Notes,
 5.00%, 03/15/12/(b)/                                        10,000        9,912
--------------------------------------------------------------------------------
Comcast Cable Communications, Inc., Sr. Unsec.
 Unsub. Notes, 6.75%, 01/30/11/(b)/                          50,000       56,122
--------------------------------------------------------------------------------
Cox Communications, Inc., Notes, 4.63%, 01/15/10
 (Acquired 12/10/04; Cost $14,984)/(b)(c)/                   15,000       14,971
--------------------------------------------------------------------------------
                                                                          81,005
--------------------------------------------------------------------------------
Consumer Finance-0.74%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13/(b)/           15,000       16,426
--------------------------------------------------------------------------------
Ford Motor Credit Co., Global Notes, 7.88%, 06/15/10/(b)/    10,000       11,005
--------------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
 7.38%, 10/28/09/(b)/                                        10,000       10,791
--------------------------------------------------------------------------------
General Motors Acceptance Corp., Floating Rate Notes,
 3.02%, 07/16/07/(b)(d)/                                     15,000       14,771
--------------------------------------------------------------------------------
MBNA Corp., Notes, 6.13%, 03/01/13/(b)/                      50,000       53,629
--------------------------------------------------------------------------------
                                                                         106,622
--------------------------------------------------------------------------------
Department Stores-0.23%
Federated Department Stores, Inc., Bonds,
 6.79%, 07/15/27/(b)/                                        30,000       33,012
--------------------------------------------------------------------------------
Diversified Banks-0.07%
Wachovia Bank N.A., Sub. Global Notes,
 4.80%, 11/01/14/(b)/                                        10,000        9,962
--------------------------------------------------------------------------------
Diversified Capital Markets-0.31%
Credit Suisse First Boston U.S.A., Inc., Global Notes,
 6.13%, 11/15/11/(b)/                                        10,000       10,986
--------------------------------------------------------------------------------
JP Morgan Chase & Co., Global Sub. Notes,
 6.75%, 02/01/11/(b)/                                        30,000       33,756
--------------------------------------------------------------------------------
                                                                          44,742
--------------------------------------------------------------------------------
Electric Utilities-0.72%
Ohio Power Co.-Series G, Sr. Unsec. Global Notes,
 6.60%, 02/15/33/(b)/                                        25,000       27,932
--------------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage Bonds,
 6.05%, 03/01/34/(b)/                                        30,000       31,257
--------------------------------------------------------------------------------
PPL Energy Supply LLC,
 Sr. Unsec. Notes, 5.40%, 08/15/14/(b)/                       5,000        5,094
--------------------------------------------------------------------------------
  Series A, Sr. Unsec. Global Notes, 6.40%, 11/01/11/(b)/    10,000       10,921
--------------------------------------------------------------------------------
TXU Energy Co., Sr. Global Notes, 7.00%, 03/15/13/(b)/       25,000       27,972
--------------------------------------------------------------------------------
                                                                         103,176
--------------------------------------------------------------------------------
Forest Products-0.17%
Weyerhaeuser Co., Unsec. Global Deb.,
 7.38%, 03/15/32/(b)/                                        20,000       23,713
--------------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                        Principal    Market
                                                         Amount      Value
 -----------------------------------------------------------------------------
 Homebuilding-0.18%
 Centex Corp., Sr. Unsec. Notes, 5.70%, 05/15/14/(b)/   $  25,000 $     25,920
 -----------------------------------------------------------------------------
 Household Products-0.75%
 Colgate-Palmolive Co.-Series C, Medium Term Notes,
  5.58%, 11/06/08/(b)/                                    100,000      107,024
 -----------------------------------------------------------------------------
 Integrated Telecommunication
  Services-1.53%
 BellSouth Corp., Bonds, 6.55%, 06/15/34/(b)/              20,000       21,948
 -----------------------------------------------------------------------------
 BellSouth Corp., Global Bonds, 5.20%, 09/15/14/(b)/       15,000       15,299
 -----------------------------------------------------------------------------
 Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global Bonds,
  8.75%, 06/15/30/(b)/                                     10,000       13,187
 -----------------------------------------------------------------------------
 Koninklijke (Royal) KPN N.V. (Netherlands), Sr. Unsub.
  Global Notes, 8.00%, 10/01/10/(b)/                       20,000       23,589
 -----------------------------------------------------------------------------
 SBC Communications Inc., Global Notes,
  5.10%, 09/15/14/(b)/                                     20,000       20,232
 -----------------------------------------------------------------------------
   6.15%, 09/15/34/(b)/                                     5,000        5,174
 -----------------------------------------------------------------------------
 Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 11/15/28/(b)/                                      5,000        5,481
 -----------------------------------------------------------------------------
 Verizon Global Funding Corp., Sr. Unsec. Unsub. Global
  Notes, 7.25%, 12/01/10/(b)/                             100,000      114,714
 -----------------------------------------------------------------------------
                                                                       219,624
 -----------------------------------------------------------------------------
 Investment Banking & Brokerage-0.57%
 Goldman Sachs Group, Inc. (The), Global Notes,
  4.75%, 07/15/13/(b)/                                     15,000       14,867
 -----------------------------------------------------------------------------
 Lehman Brothers Holdings Inc., Unsec. Unsub.
  Global Notes, 3.50%, 08/07/08/(b)/                       10,000        9,910
 -----------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 5.30%, 09/30/15/(b)/                          5,000        5,090
 -----------------------------------------------------------------------------
 Morgan Stanley, Sr. Unsec. Unsub. Global Notes,
  5.30%, 03/01/13/(b)/                                     50,000       51,812
 -----------------------------------------------------------------------------
                                                                        81,679
 -----------------------------------------------------------------------------
 Movies & Entertainment-0.08%
 Time Warner Inc., Sr. Unsec. Gtd. Unsub. Global Notes,
  7.63%, 04/15/31/(b)/                                     10,000       12,083
 -----------------------------------------------------------------------------
 Multi-Line Insurance-0.07%
 Loews Corp., Unsec. Unsub. Notes, 5.25%, 03/15/16/(b)/    10,000        9,811
 -----------------------------------------------------------------------------
 Oil & Gas Exploration &
  Production-0.32%
 Pemex Project Funding Master Trust, Unsec. Gtd.
  Unsub. Global Notes, 7.38%, 12/15/14/(b)/                10,000       11,095
 -----------------------------------------------------------------------------
 XTO Energy, Inc., Notes, 5.00%, 01/31/15
  (Acquired 09/20/04; Cost $14,988)/(b)(c)/                15,000       14,933
 -----------------------------------------------------------------------------
 XTO Energy, Inc., Unsec. Notes, 4.90%, 02/01/14/(b)/      20,000       19,990
 -----------------------------------------------------------------------------
                                                                        46,018
 -----------------------------------------------------------------------------

                                                            Principal   Market
                                                             Amount     Value
--------------------------------------------------------------------------------
Oil & Gas Refining, Marketing &
 Transportation-0.17%
Valero Energy Corp., Unsec. Notes, 7.50%, 04/15/32/(b)/     $ 20,000  $   24,112
--------------------------------------------------------------------------------
Other Diversified Financial Services-
 0.96%
Citigroup Inc., Sr. Unsec. Global Notes,
 4.13%, 06/30/05/(b)/                                        100,000     100,686
--------------------------------------------------------------------------------
General Electric Capital Corp.-Series A, Medium Term
 Global Notes, 3.75%, 12/15/09/(b)/                           15,000      14,791
--------------------------------------------------------------------------------
HSBC Finance Corp., Sr. Unsec. Global Notes,
 6.75%, 05/15/11/(b)/                                         20,000      22,594
--------------------------------------------------------------------------------
                                                                         138,071
--------------------------------------------------------------------------------
Publishing-0.15%
News America Inc., Sr. Unsec. Gtd. Global Notes,
 6.55%, 03/15/33/(b)/                                         20,000      21,144
--------------------------------------------------------------------------------
Railroads-0.10%
Union Pacific Corp., Sr. Unsec. Notes, 4.88%, 01/15/15/(b)/   15,000      14,983
--------------------------------------------------------------------------------
Real Estate-0.26%
Simon Property Group, L.P., Unsec. Unsub. Global Notes,
 6.35%, 08/28/12/(b)/                                         35,000      38,018
--------------------------------------------------------------------------------
Sovereign Debt-0.30%
United Mexican States (Mexico), Global Notes,
 7.50%, 01/14/12/(b)/                                         25,000      28,391
--------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A, Medium Term
 Global Notes, 6.75%, 09/27/34/(b)/                           15,000      14,850
--------------------------------------------------------------------------------
                                                                          43,241
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance-0.21%
Countrywide Home Loans, Inc.,-Series M, Gtd. Medium
 Term Notes, 4.13%, 09/15/09/(b)/                             30,000      29,915
--------------------------------------------------------------------------------
Wireless Telecommunication
 Services-0.05%
AT&T Wireless Services Inc., Sr. Unsec. Unsub.
 Global Notes, 8.75%, 03/01/31/(b)/                            5,000       6,748
--------------------------------------------------------------------------------
    Total Bonds & Notes
     (Cost $1,215,051)                                                 1,246,488
--------------------------------------------------------------------------------
U.S. Treasury Securities-4.50%
U.S. Treasury Notes-2.07%
1.88%, 11/30/05/(b)/                                         300,000     297,492
--------------------------------------------------------------------------------
U.S. Treasury Bonds-2.43%
8.13%, 08/15/19/(b)/                                         180,000     245,840
--------------------------------------------------------------------------------
6.00%, 02/15/26/(b)/                                          90,000     103,205
--------------------------------------------------------------------------------
                                                                         349,045
--------------------------------------------------------------------------------
    Total U.S. Treasury Securities
     (Cost $647,363)                                                     646,537
--------------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                        Principal     Market
                                                         Amount       Value
-------------------------------------------------------------------------------
Asset-Backed Securities-4.06%
Commercial Mortgage
 Obligations-4.06%
ABN AMRO Holding N.V. (Netherlands)-Series 2003-10,
 Class A1, Pass Through Ctfs., 4.50%, 09/25/18/(b)/    $    48,178 $     47,742
-------------------------------------------------------------------------------
Capital One Multi-Asset Execution Trust-Series
 2003-B4, Class B4, Floating Rate Pass Through
 Ctfs., 3.20%, 07/15/11/(b)(e)/                             35,000       35,660
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR3, Class 5A1, Pass Through Ctfs.,
 4.82%, 04/25/34/(b)/                                       41,878       41,860
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR7, Class 2A1, Pass Through Ctfs.,
 4.89%, 11/25/34/(b)/                                       45,299       45,518
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-C4, Class A6, Pass Through Ctfs.,
 4.69%, 10/15/39/(b)/                                       50,000       49,509
-------------------------------------------------------------------------------
Fannie Mae Whole Loan-Series 2004-W2, Class 4A, Pass
 Through Ctfs., 4.26%, 02/25/44/(b)/                        54,266       55,921
-------------------------------------------------------------------------------
Fannie Mae Grantor Trust-Series 2004-T1, Class 2A,
 Pass Through Ctfs., 3.68%, 08/25/43/(b)/                  117,781      118,408
-------------------------------------------------------------------------------
Master Asset Securitization Trust-Series 2003-8, Class
 1A1, Pass Through Ctfs., 5.50%, 09/25/33/(b)/              77,033       77,427
-------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust-Series 2004-6AR,
 Class 2A2, Pass Through Ctfs., 4.17%, 08/25/34/(b)/        17,651       17,700
-------------------------------------------------------------------------------

                                                          Principal     Market
                                                           Amount       Value
---------------------------------------------------------------------------------
Commercial Mortgage
 Obligations-(Continued)
Structured Asset Securities Corp.-Series 2004-2AC, Class
 A1, Pass Through Ctfs., 5.05%, 02/25/34/(b)/            $    76,534 $     77,625
---------------------------------------------------------------------------------
Vanderbilt Mortgage Finance Inc.-Series 2002-B, Class
 A4, Pass Through Ctfs., 5.84%, 02/07/26/(b)/                 15,000       15,381
---------------------------------------------------------------------------------
    Total Asset-Backed Securities (Cost $587,517)                         582,751
---------------------------------------------------------------------------------
U.S. Government Agency
 Securities-1.41%
Federal Home Loan Mortgage Corp.
 (FHLMC)-1.41%
Unsec. Global Notes,
 2.88%, 09/15/05/(b)/                                        150,000      150,151
---------------------------------------------------------------------------------
 6.25%, 07/15/32/(b)/                                         45,000       51,623
---------------------------------------------------------------------------------
    Total U.S. Government Agency Securities
     (Cost $198,002)                                                      201,774
---------------------------------------------------------------------------------
                                                           Shares
Money Market Funds-7.65%
Premier Portfolio
 (Cost $1,098,425)/(f)(g)/                                 1,098,425    1,098,425
---------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.79% (Cost $13,634,490)                            14,330,221
---------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.21%                                        30,441
---------------------------------------------------------------------------------
NET ASSETS-100.00%                                                   $ 14,360,662
---------------------------------------------------------------------------------

     Investment Abbreviations:

Ctfs.  Certificates
Deb.   Debentures
Gtd.   Guaranteed
Sr.    Senior
Sub.   Subordinated
Unsec. Unsecured
Unsub. Unsubordinated

     Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $4,125,748, which represented 28.79% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $29,904, which represented 0.21% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(e) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. TOTAL RETURN FUND
Statement of Assets and Liabilities
December 31, 2004

        ASSETS:
        Investments, at market value (cost $12,536,065)    $13,231,796
        ---------------------------------------------------------------
        Investments in affiliated money market funds (cost
         $1,098,425)                                         1,098,425
        ---------------------------------------------------------------
            Total investments (cost $13,634,490)            14,330,221
        ---------------------------------------------------------------
        Receivables for:
          Fund shares sold                                      38,491
        ---------------------------------------------------------------
          Dividends and interest                                41,873
        ---------------------------------------------------------------
          Amount due from advisor                                6,060
        ---------------------------------------------------------------
        Investment for trustee deferred compensation and
         retirement plans                                        5,572
        ---------------------------------------------------------------
            Total assets                                    14,422,217
        ---------------------------------------------------------------
        Liabilities:
        Payables for:
          Fund shares reacquired                                 3,154
        ---------------------------------------------------------------
          Trustee deferred compensation and retirement
           plans                                                 6,123
        ---------------------------------------------------------------
        Accrued administrative services fees                    22,484
        ---------------------------------------------------------------
        Accrued distribution fees-Series II                          4
        ---------------------------------------------------------------
        Accrued transfer agent fees                                357
        ---------------------------------------------------------------
        Accrued operating expenses                              29,433
        ---------------------------------------------------------------
            Total liabilities                                   61,555
        ---------------------------------------------------------------
        Net assets applicable to shares outstanding        $14,360,662
        ---------------------------------------------------------------
        Net assets consist of:
        Shares of beneficial interest                      $15,405,733
        ---------------------------------------------------------------
        Undistributed net investment income                    177,475
        ---------------------------------------------------------------
        Undistributed net realized gain (loss) from
         investment securities                              (1,918,277)
        ---------------------------------------------------------------
        Unrealized appreciation of investment securities       695,731
        ---------------------------------------------------------------
                                                           $14,360,662
        ---------------------------------------------------------------
        Net Assets:
        Series I                                           $14,350,067
        ---------------------------------------------------------------
        Series II                                          $    10,595
        ---------------------------------------------------------------
        Shares outstanding, $0.01 par value per share,
         unlimited number of shares authorized:
        Series I                                             1,109,910
        ---------------------------------------------------------------
        Series II                                                  821
        ---------------------------------------------------------------
        Series I:
         Net asset value per share                         $     12.93
        ---------------------------------------------------------------
        Series II:
         Net asset value per share                         $     12.91
        ---------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

        INVESTMENT INCOME:
        Interest                                             $ 204,305
        ---------------------------------------------------------------
        Dividends                                              149,781
        ---------------------------------------------------------------
        Dividends from affiliated money market funds             8,203
        ---------------------------------------------------------------
            Total investment income                            362,289
        ---------------------------------------------------------------
        Expenses:
        Advisory fees                                          112,671
        ---------------------------------------------------------------
        Administrative services fees                            73,369
        ---------------------------------------------------------------
        Custodian fees                                           9,091
        ---------------------------------------------------------------
        Distribution fees-Series II                                 17
        ---------------------------------------------------------------
        Transfer agent fees                                      3,052
        ---------------------------------------------------------------
        Trustees' fees and retirement benefits                  10,608
        ---------------------------------------------------------------
        Reports to shareholders                                 24,819
        ---------------------------------------------------------------
        Professional fees                                       36,330
        ---------------------------------------------------------------
        Other                                                    5,162
        ---------------------------------------------------------------
            Total expenses                                     275,119
        ---------------------------------------------------------------
        Less:Fees waived                                       (87,778)
        ---------------------------------------------------------------
            Net expenses                                       187,341
        ---------------------------------------------------------------
        Net investment income                                  174,948
        ---------------------------------------------------------------
        Realized and unrealized gain (loss) from
         investment securities:
        Net realized gain from investment securities           742,157
        ---------------------------------------------------------------
        Change in net unrealized appreciation (depreciation)
         of investment securities                             (440,964)
        ---------------------------------------------------------------
        Net gain from investment securities                    301,193
        ---------------------------------------------------------------
        Net increase in net assets resulting from operations $ 476,141
        ---------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. TOTAL RETURN FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                          2004         2003
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                                                               $   174,948  $   248,896
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                            742,157      591,762
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                          (440,964)   1,524,638
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                  476,141    2,365,296
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Series I                                                                                                (243,375)    (378,364)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                  (179)          --
-------------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                    (243,554)    (378,364)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                                              (1,557,609)  (1,363,161)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                10,179           --
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                            (1,547,430)  (1,363,161)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                              (1,314,843)     623,771
-------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                                    15,675,505   15,051,734
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $177,475 and $240,708, respectively)  $14,360,662  $15,675,505
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. TOTAL RETURN FUND
Notes to Financial Statements
December 31, 2004
     NOTE 1--Significant Accounting Policies
AIM V.I. Total Return Fund, formerly INVESCO VIF-Total Return Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
                          AIM V.I. TOTAL RETURN FUND
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. Distributions -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. Repurchase Agreements -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
     NOTE 2--Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.75% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $73,128. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $39,543. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $250 million, plus 0.605% of the next $250 million, plus 0.59% of the next $500 million, plus 0.575% of the next $1.5 billion, plus 0.56% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.53% of the next $2.5 billion, plus 0.515% of the Fund's average daily net assets in excess of $10 billion.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $68,888 and IFG waived fees of $18,883.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $56,091, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. Pursuant to such agreement for the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $17,278 for such services, of which IFG retained $4,097 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $3,052.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II
                          AIM V.I. TOTAL RETURN FUND
shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $10 after AIM Distributors waived Plan fees of $7.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.
     Note 3--Investments in Affiliates
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.
Investments of Daily Available Cash Balances:

                                                         Unrealized
                  Market Value Purchases    Proceeds    Appreciation  Market Value Dividend  Realized
      Fund          12/31/03    at Cost    from Sales  (Depreciation)   12/31/04    Income  Gain (Loss)
-------------------------------------------------------------------------------------------------------
Premier Portfolio   $680,734   $6,957,817 $(6,540,126)      $ --       $1,098,425   $8,203     $ --
-------------------------------------------------------------------------------------------------------

     Note 4--Trustees' Fees
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,835 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
     Note 5--Borrowings
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
     Note 6--Distributions to Shareholders and Tax Components of Net Assets Distributions to Shareholders:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004     2003
           ---------------------------------------------------------
           Distributions paid from ordinary income $243,554 $378,364
           ---------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND
Tax Components of Net Assets:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
                ------------------------------------------------
                Undistributed ordinary income       $   181,253
                ------------------------------------------------
                Unrealized appreciation-investments     680,278
                ------------------------------------------------
                Temporary book/tax differences           (4,406)
                ------------------------------------------------
                Capital loss carryforward            (1,902,196)
                ------------------------------------------------
                Shares of beneficial interest        15,405,733
                ------------------------------------------------
                Total net assets                    $14,360,662
                ------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and return of capital distributions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $732,141 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 Capital Loss
                           Expiration            Carryforward*
                 ---------------------------------------------
                 December 31, 2008                $  729,218
                 ---------------------------------------------
                 December 31, 2010                 1,172,978
                 ---------------------------------------------
                 Total capital loss carryforward  $1,902,196
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
Note 7--Investment Securities
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $11,014,579 and $12,986,909, respectively.

             Unrealized Appreciation (Depreciation) of
               Investment Securities on a Tax Basis
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $1,106,127
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (425,849)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $  680,278
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $13,649,943.

Note 8--Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities and return of capital distribution, on December 31, 2004, undistributed net investment income (loss) was increased by $5,373, undistributed net realized gain (loss) was decreased by $5,140 and shares of beneficial interest decreased by $233. This reclassification had no effect on the net assets of the Fund.
Note 9--Share Information

                        Changes in Shares Outstanding/(a)/
----------------------------------------------------------------------------------
                                                Year ended December 31,
                                     --------------------------------------------
                                              2004                   2003
                                     ---------------------  ---------------------
                                      Shares      Amount     Shares      Amount
----------------------------------------------------------------------------------
Sold:
  Series I                            145,373  $ 1,836,849   176,152  $ 2,071,718
----------------------------------------------------------------------------------
  Series II/(b)/                          807       10,000        --           --
----------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                             18,880      243,375    30,464      378,364
----------------------------------------------------------------------------------
  Series II/(b)/                           14          179        --           --
----------------------------------------------------------------------------------
Reacquired:
  Series I                           (290,904)  (3,637,833) (325,180)  (3,813,243)
----------------------------------------------------------------------------------
                                     (125,830) $(1,547,430) (118,564) $(1,363,161)
----------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 95% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                          AIM V.I. TOTAL RETURN FUND
     Note 10--Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          Series I
                                                                   -----------------------------------------------------
                                                                                   Year ended December 31,
                                                                   -----------------------------------------------------
                                                                         2004         2003     2002      2001      2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.68          $ 11.11  $ 12.74   $ 13.21   $ 15.58
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.18/(a)/        0.23     0.37      0.19      0.33
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.29             1.65    (1.67)    (0.38)    (0.73)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.47             1.88    (1.30)    (0.19)    (0.40)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.22)           (0.31)   (0.33)    (0.28)    (0.06)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --               --       --        --     (1.91)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.22)           (0.31)   (0.33)    (0.28)    (1.97)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.93          $ 12.68  $ 11.11   $ 12.74   $ 13.21
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     3.73%           16.98%  (10.22)%   (1.47)%   (2.17)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $14,350          $15,676  $15,052   $23,171   $19,851
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.25%/(c)/       1.15%    1.15%     1.15%     1.21%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.83%/(c)/       1.49%    1.34%     1.31%     1.44%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.16%/(a)(c)/    1.64%    1.86%     2.02%     2.38%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 77%             115%      61%       82%      103%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.16 and 0.99%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $15,015,979.

                                                               Series II
                                                           -----------------
                                                            April 30, 2004
                                                              (Date sales
                                                             commenced) to
                                                           December 31, 2004
 ------------------------------------------------------------------------------
 Net asset value, beginning of period                           $12.40
 ------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                          0.22/(a)/
 ------------------------------------------------------------------------------
   Net gains on securities (both realized and unrealized)         0.51
 ------------------------------------------------------------------------------
     Total from investment operations                             0.73
 ------------------------------------------------------------------------------
 Less dividends from net investment income                       (0.22)
 ------------------------------------------------------------------------------
 Net asset value, end of period                                 $12.91
 ------------------------------------------------------------------------------
 Total return/(b)/                                                5.91%
 ------------------------------------------------------------------------------
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                       $   11
 ------------------------------------------------------------------------------
 Ratio of expenses to average net assets:
   With fee waivers                                               1.45%/(c)/
 ------------------------------------------------------------------------------
   Without fee waivers                                            2.22%/(c)/
 ------------------------------------------------------------------------------
 Ratio of net investment income to average net assets             0.96%/(a)(c)/
 ------------------------------------------------------------------------------
 Portfolio turnover rate/(d)/                                       77%
 ------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment
     (loss) to average net assets excluding the special dividend are $0.20 and 0.79%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product which if included would reduce total returns. /(c)/Ratios are annualized and based on average daily net assets of $10,143. /(d)/Not annualized for periods less than one year.
                          AIM V.I. TOTAL RETURN FUND
     Note 11--Legal Proceedings
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
     Settled Enforcement Actions and Investigations Related to Market Timing
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
     Regulatory Inquiries and Pending Litigation
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue
                          AIM V.I. TOTAL RETURN FUND
sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State
of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue
Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal
Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
Private Civil Actions Alleging Improper Charging of Distribution Fees on
Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                          AIM V.I. TOTAL RETURN FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees
and Shareholders of AIM V.I. Utilities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund, formerly known as INVESCO VIF-Utilities Fund, (one of the funds constituting AIM
Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
February 11, 2005
Houston, Texas
                            AIM V.I. UTILITIES FUND
Schedule of Investments
December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
             ------------------------------------------------------
             DOMESTIC COMMON STOCKS-82.21%
             Diversified Metals & Mining-2.38%
             Peabody Energy Corp.               47,000 $  3,802,770
             ------------------------------------------------------
             Electric Utilities-40.73%
             Ameren Corp.                       80,000    4,011,200
             ------------------------------------------------------
             American Electric Power Co., Inc.  90,000    3,090,600
             ------------------------------------------------------
             CenterPoint Energy, Inc.          150,000    1,695,000
             ------------------------------------------------------
             Cinergy Corp.                      72,000    2,997,360
             ------------------------------------------------------
             DTE Energy Co.                     36,000    1,552,680
             ------------------------------------------------------
             Edison International              135,000    4,324,050
             ------------------------------------------------------
             Entergy Corp.                     100,000    6,759,000
             ------------------------------------------------------
             Exelon Corp.                      168,024    7,404,818
             ------------------------------------------------------
             FirstEnergy Corp.                 150,000    5,926,500
             ------------------------------------------------------
             FPL Group, Inc.                    75,000    5,606,250
             ------------------------------------------------------
             OGE Energy Corp.                   70,000    1,855,700
             ------------------------------------------------------
             Pacific Gas & Electric Co./(a)/   190,000    6,323,200
             ------------------------------------------------------
             PPL Corp.                          87,000    4,635,360
             ------------------------------------------------------
             TXU Corp.                         122,000    7,876,320
             ------------------------------------------------------
             Wisconsin Energy Corp.             35,000    1,179,850
             ------------------------------------------------------
                                                         65,237,888
             ------------------------------------------------------
             Gas Utilities-3.42%
             KeySpan Corp.                     100,000    3,945,000
             ------------------------------------------------------
             Peoples Energy Corp.               35,000    1,538,250
             ------------------------------------------------------
                                                          5,483,250
             ------------------------------------------------------
             Integrated Telecommunications
              Services-9.03%
             Citizens Communications Co.       275,000    3,792,250
             ------------------------------------------------------
             SBC Communications Inc.           115,006    2,963,704
             ------------------------------------------------------
             Sprint Corp.                      170,000    4,224,500
             ------------------------------------------------------
             Verizon Communications Inc.        86,019    3,484,630
             ------------------------------------------------------
                                                         14,465,084
             ------------------------------------------------------
             Multi-Utilities & Unregulated
              Power-18.53%
             Calpine Corp./(a)/                865,000    3,408,100
             ------------------------------------------------------
             Dominion Resources, Inc.           95,000    6,435,300
             ------------------------------------------------------
             Equitable Resources, Inc.          70,000    4,246,200
             ------------------------------------------------------
             ONEOK, Inc.                       100,000    2,842,000
             ------------------------------------------------------
             Questar Corp.                     125,000    6,370,000
             ------------------------------------------------------
             SCANA Corp.                        50,000    1,970,000
             ------------------------------------------------------
             Sempra Energy                     120,000    4,401,600
             ------------------------------------------------------
                                                         29,673,200
             ------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ---------------------------------------------------------------------------
  Oil & Gas Refining Marketing &
   Transportation-6.58%
  Kinder Morgan, Inc.                                    65,000  $  4,753,450
  ---------------------------------------------------------------------------
  Williams Cos., Inc. (The)                             355,000     5,782,950
  ---------------------------------------------------------------------------
                                                                   10,536,400
  ---------------------------------------------------------------------------
  Water Utilities-1.54%
  Aqua America Inc.                                     100,000     2,459,000
  ---------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $108,227,862)                                        131,657,592
  ---------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-13.30%
  France-1.48%
  Veolia Environnement
   (Multi-Utilities & Unregulated Power)/(b)/            65,400     2,363,122
  ---------------------------------------------------------------------------
  Germany-1.99%
  E.ON A.G. (Electric Utilities)/(b)/                    35,170     3,190,407
  ---------------------------------------------------------------------------
  Italy-3.39%
  Enel S.p.A. (Electric Utilities)/(b)/                 310,000     3,041,186
  ---------------------------------------------------------------------------
  Telecom Italia S.p.A.
   (Integrated Telecommunications Services)/(b)/        220,222       712,140
  ---------------------------------------------------------------------------
  Terna S.p.A. (Electric Utilities)                     587,400     1,681,265
  ---------------------------------------------------------------------------
                                                                    5,434,591
  ---------------------------------------------------------------------------
  Spain-1.83%
  Endesa, S.A. (Electric Utilities)/(b)/                 63,562     1,484,312
  ---------------------------------------------------------------------------
  Telefonica, S.A.
   (Integrated Telecommunications Services)/(b)/         76,705     1,439,620
  ---------------------------------------------------------------------------
                                                                    2,923,932
  ---------------------------------------------------------------------------
  United Kingdom-4.61%
  Centrica PLC (Gas Utilities)/(b)/                     443,250     2,005,758
  ---------------------------------------------------------------------------
  National Grid Transco PLC
   (Multi-Utilities & Unregulated Power)/(b)/           218,942     2,083,234
  ---------------------------------------------------------------------------
  Vodafone Group PLC
   (Wireless Telecommunication Services)/(b)/           803,526     2,184,489
  ---------------------------------------------------------------------------
  Vodafone Group PLC-ADR
   (Wireless Telecommunication Services)                 40,600     1,111,628
  ---------------------------------------------------------------------------
                                                                    7,385,109
  ---------------------------------------------------------------------------
      Total Foreign Stocks & Other Equity Interests
       (Cost $16,932,018)                                          21,297,161
  ---------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
  BONDS & NOTES-0.19%
  Electric Utilities-0.13%
  AmerenEnergy Generating Co.-Series C, Sr. Unsec.
   Global Notes, 7.75%, 11/01/05/(c)/                  $100,000       103,883
  ---------------------------------------------------------------------------
  Kansas City Power & Light Co., Sr. Unsec. Notes,
   7.13%, 12/15/05/(c)/                                 100,000       103,548
  ---------------------------------------------------------------------------
                                                                      207,431
  ---------------------------------------------------------------------------

                            AIM V.I. UTILITIES FUND

                                                    PRINCIPAL     MARKET
                                                     AMOUNT       VALUE
   -------------------------------------------------------------------------
   Integrated Telecommunications
    Services-0.06%
   British Telecommunications PLC (United Kingdom),
    Global Notes, 7.88%, 12/15/05/(c)/              $  100,000 $    104,316
   -------------------------------------------------------------------------
       Total Bonds & Notes
        (Cost $312,814)                                             311,747
   -------------------------------------------------------------------------
                                                     SHARES
   MONEY MARKET FUNDS-4.34%
   Premier Portfolio (Cost $6,951,654)/(d)(e)/       6,951,654    6,951,654
   -------------------------------------------------------------------------
   TOTAL INVESTMENTS-100.04% (Cost $132,424,348)                160,218,154
   -------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-(0.04%)                            (62,531)
   -------------------------------------------------------------------------
   NET ASSETS-100.00%                                          $160,155,623
   -------------------------------------------------------------------------

Investment Abbreviations:
ADR -American Depositary Receipt
Sr. -Senior
Unsec.-Unsecured
Notes to Schedule of Investments:
(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $18,504,268, which represented 11.55% of the Fund's Total Investments. See
    Note 1A.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $311,747, which represented 0.19% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, the INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.
See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Investments, at market value (cost $125,472,694)                        $153,266,500
-------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,951,654)             6,951,654
-------------------------------------------------------------------------------------
    Total investments (cost $132,424,348)                                160,218,154
-------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $739)                                  737
-------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                           147,170
-------------------------------------------------------------------------------------
  Dividends and interest                                                     349,979
-------------------------------------------------------------------------------------
  Investments matured (Note 8)                                                32,358
-------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             52,882
-------------------------------------------------------------------------------------
    Total assets                                                         160,801,280
-------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                     372,288
-------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          55,067
-------------------------------------------------------------------------------------
Accrued administrative services fees                                         180,981
-------------------------------------------------------------------------------------
Accrued distribution fees--Series II                                             346
-------------------------------------------------------------------------------------
Accrued transfer agent fees                                                    3,484
-------------------------------------------------------------------------------------
Accrued operating expenses                                                    33,491
-------------------------------------------------------------------------------------
    Total liabilities                                                        645,657
-------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $160,155,623
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $140,450,493
-------------------------------------------------------------------------------------
Undistributed net investment income                                        2,579,006
-------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                      (10,251,899)
-------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign currencies   27,378,023
-------------------------------------------------------------------------------------
                                                                        $160,155,623
-------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                                $159,553,811
-------------------------------------------------------------------------------------
Series II                                                               $    601,812
-------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  10,222,926
-------------------------------------------------------------------------------------
Series II                                                                     38,642
-------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                             $      15.61
-------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                             $      15.57
-------------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2004

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $109,823)     $ 4,079,900
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                    97,854
    -----------------------------------------------------------------------
    Interest                                                        11,530
    -----------------------------------------------------------------------
        Total investment income                                  4,189,284
    -----------------------------------------------------------------------
    EXPENSES:
    Advisory fees                                                  614,369
    -----------------------------------------------------------------------
    Administrative services fees                                   277,440
    -----------------------------------------------------------------------
    Custodian fees                                                  23,367
    -----------------------------------------------------------------------
    Distribution fees-Series II                                        848
    -----------------------------------------------------------------------
    Transfer agent fees                                             14,046
    -----------------------------------------------------------------------
    Trustees' fees and retirement benefits                          13,153
    -----------------------------------------------------------------------
    Other                                                           93,456
    -----------------------------------------------------------------------
        Total expenses                                           1,036,679
    -----------------------------------------------------------------------
    Less:Fees waived and expense offset arrangement                 (4,576)
    -----------------------------------------------------------------------
        Net expenses                                             1,032,103
    -----------------------------------------------------------------------
    Net investment income                                        3,157,181
    -----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN FROM INVESTMENT
     SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                      4,075,252
    -----------------------------------------------------------------------
      Foreign currencies                                            61,725
    -----------------------------------------------------------------------
                                                                 4,136,977
    -----------------------------------------------------------------------
    Change in net unrealized appreciation of:
      Investment securities                                     19,372,158
    -----------------------------------------------------------------------
      Foreign currencies                                             1,930
    -----------------------------------------------------------------------
                                                                19,374,088
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  23,511,065
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $26,668,246
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
Statement of Changes in Net Assets
For the years ended December 31, 2004 and 2003

                                                                                                              2004
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  3,157,181
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and foreign currency contracts            4,136,977
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     19,374,088
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    26,668,246
------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                      (1,790,572)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                  72,272,573
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    494,954
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                            72,767,527
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                              97,645,201
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                         62,510,422
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,579,006 and $1,194,003, respectively)  $160,155,623
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2003
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $ 1,222,923
----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and foreign currency contracts             142,852
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                     6,184,975
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    7,550,750
----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                       (670,647)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 24,426,328
----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        --
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                           24,426,328
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                             31,306,431
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        31,203,991
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,579,006 and $1,194,003, respectively)  $62,510,422
----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
Notes to Financial Statements
December 31, 2004
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Utilities Fund, formerly INVESCO VIF-Utilities Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.
  The Fund's investment objective is to seek capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                            AIM V.I. UTILITIES FUND
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to based on the annual rate of 0.60% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $479,175. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $135,194. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating
                            AIM V.I. UTILITIES FUND
expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any;
(ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,095.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $214,424, of which AIM retained $33,470 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $63,016 for such services, of which IFG retained $6,686 for services provided by IFG.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $14,046.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $848.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or AIM Distributors.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                           UNREALIZED
                  MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                12/31/03     AT COST    FROM SALES   (DEPRECIATION)   12/31/04    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Premier Portfolio  $3,151,179  $89,764,418 $(85,963,943)      $ --       $6,951,654  $97,854     $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $1,481 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,481.
NOTE 5--TRUSTEES' FEES
Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2004, the Fund paid legal fees of $1,963 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
                            AIM V.I. UTILITIES FUND
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                     2004      2003
          -----------------------------------------------------------
          Distributions paid from ordinary income $1,790,572 $670,647
          -----------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                        2004
               --------------------------------------------------
               Undistributed ordinary income        $  2,634,305
               --------------------------------------------------
               Unrealized appreciation--investments   26,402,725
               --------------------------------------------------
               Temporary book/tax differences            (49,708)
               --------------------------------------------------
               Capital loss carryforward              (9,282,192)
               --------------------------------------------------
               Shares of beneficial interest         140,450,493
               --------------------------------------------------
               Total net assets                     $160,155,623
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the treatment of corporate actions and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $3,566.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $5,603,621 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund utilized $1,198,507 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2008                $1,361,470
                 ---------------------------------------------
                 December 31, 2009                 7,920,722
                 ---------------------------------------------
                 Total capital loss carryforward  $9,282,192
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
                            AIM V.I. UTILITIES FUND
NOTE 8--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $100,455,986 and $43,988,943, respectively.
  Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $20,233,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at December 31, 2004 was $(419,349).

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $27,005,259
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities    (186,751)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $26,818,508
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $133,399,646.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions and redomestication expenses, on December 31, 2004, undistributed net investment income was increased by $67,699, undistributed net realized gain
(loss) was decreased by $61,722 and shares of beneficial interest decreased by $5,977. Further, as a result of tax deferrals acquired in the reorganization of AIM V.I. Global Utilities Fund into the Fund, undistributed net investment income was decreased by $49,305, undistributed net realized gain (loss) was decreased by $5,754,529 and shares of beneficial interest was increased by $5,803,834. This reclassification had no effect on the net assets of the Fund.
NOTE 10--SHARE INFORMATION

                               CHANGES IN SHARES OUTSTANDING/(A)/
------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
                                                       2004                      2003
                                             ------------------------  ------------------------
                                               SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------
Sold:
  Series I                                    7,260,883  $ 98,809,827   3,270,616  $ 38,622,032
------------------------------------------------------------------------------------------------
  Series II/(b)/                                  9,123       123,917          --            --
------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                      141,547     1,790,572      53,910       670,647
------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                    1,651,306    20,891,460          --            --
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 35,261       445,966          --            --
------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (3,656,840)  (49,219,286) (1,294,779)  (14,866,351)
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 (5,742)      (74,929)         --            --
------------------------------------------------------------------------------------------------
                                              5,435,538  $ 72,767,527   2,029,747  $ 24,426,328
------------------------------------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 80% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the opening of business on April 30, 2004, the Fund acquired all of the nets assets of AIM V.I. Global Utilities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and AIM V.I. Global Utilities Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 1,686,567 shares of the Fund for 1,960,982 shares of AIM V.I. Global Utilities Fund outstanding as of the close of business on April 29, 2004. AIM V.I. Global Utilities Fund's net assets at that date of $21,337,426, including $1,651,275 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $69,390,372.
                            AIM V.I. UTILITIES FUND
NOTE 11--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                                   -------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2004          2003       2002      2001      2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  12.95       $ 11.16      $ 14.08   $ 21.06   $ 20.97
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.42/(a)/     0.33/(a)/    0.19      0.00      0.17
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.57          1.60        (3.05)    (6.83)     0.87
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.99          1.93        (2.86)    (6.83)     1.04
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.33)        (0.14)       (0.06)    (0.07)    (0.03)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --           --     (0.08)    (0.92)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.33)        (0.14)       (0.06)    (0.15)    (0.95)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  15.61       $ 12.95      $ 11.16   $ 14.08   $ 21.06
---------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     23.65%        17.38%      (20.32)%  (32.41)%    5.28%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $159,554       $62,510      $31,204   $20,947   $12,300
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.01%/(c)/    1.08%        1.15%     1.15%     1.22%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   3.09%/(c)/    2.84%        2.59%     1.13%     0.94%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  52%           58%         102%       33%       50%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $102,055,423.

                                                                SERIES II
                                                          ----------------------
                                                              APRIL 30, 2004
                                                          (DATE SALES COMMENCED)
                                                                    TO
                                                            DECEMBER 31, 2004
                                                          ----------------------
Net asset value, beginning of period                              $12.63
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.26/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.68
--------------------------------------------------------------------------------
    Total from investment operations                                2.94
--------------------------------------------------------------------------------
Net asset value, end of period                                    $15.57
--------------------------------------------------------------------------------
Total return/(b)/                                                  23.28%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  602
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.28%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets                2.82%/(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                          52%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce the total returns.
/(c)/Ratios are annualized and based on average daily net assets of $504,858. /(d)/Not annualized for periods less than one year.
                            AIM V.I. UTILITIES FUND
NOTE 12--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those
AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.
REGULATORY INQUIRIES AND PENDING LITIGATION
The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
                            AIM V.I. UTILITIES FUND
  Ongoing Regulatory Inquiries Concerning IFG and AIM
  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.
  Private Civil Actions Alleging Market Timing
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM
Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.
  Private Civil Actions Alleging Improper Use of Fair Value Pricing
  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.
  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.
                            AIM V.I. UTILITIES FUND
  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes
  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.
  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the
Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.
  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements
  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
 *                                    *                                     *
================================================================================
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
                            AIM V.I. UTILITIES FUND

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                                    MARKET
                                                         SHARES     VALUE
   --------------------------------------------------------------------------
   COMMON STOCKS & OTHER EQUITY
    INTERESTS-97.57%

   AEROSPACE & DEFENSE-4.19%
   Honeywell International Inc.                           42,300 $  1,549,449
   --------------------------------------------------------------------------
   United Technologies Corp.                              40,000    2,054,000
   --------------------------------------------------------------------------
                                                                    3,603,449
   --------------------------------------------------------------------------

   ALUMINUM-1.11%
   Alcoa Inc.                                             36,500      953,745
   --------------------------------------------------------------------------

   ASSET MANAGEMENT & CUSTODY
    BANKS-1.33%
   Bank of New York Co., Inc. (The)                       39,800    1,145,444
   --------------------------------------------------------------------------

   BIOTECHNOLOGY-4.09%
   Amgen Inc./(a)/                                        24,000    1,451,040
   --------------------------------------------------------------------------
   Genentech, Inc./(a)/                                   25,800    2,071,224
   --------------------------------------------------------------------------
                                                                    3,522,264
   --------------------------------------------------------------------------

   CASINOS & GAMING-1.04%
   International Game Technology                          31,800      895,170
   --------------------------------------------------------------------------

   COMMUNICATIONS EQUIPMENT-3.11%
   Cisco Systems, Inc./(a)/                               91,600    1,750,476
   --------------------------------------------------------------------------
   Lucent Technologies Inc.-Wts., expiring 12/10/07/(b)/   4,502        3,467
   --------------------------------------------------------------------------
   QUALCOMM Inc.                                          28,000      924,280
   --------------------------------------------------------------------------
                                                                    2,678,223
   --------------------------------------------------------------------------

   COMPUTER HARDWARE-3.46%
   Dell Inc./(a)/                                         51,300    2,026,863
   --------------------------------------------------------------------------
   International Business Machines Corp.                  12,800      949,760
   --------------------------------------------------------------------------
                                                                    2,976,623
   --------------------------------------------------------------------------

   COMPUTER STORAGE & PERIPHERALS-1.89%
   EMC Corp./(a)/                                        118,600    1,626,006
   --------------------------------------------------------------------------

   CONSTRUCTION & FARM MACHINERY &
    HEAVY TRUCKS-2.84%
   Caterpillar Inc.                                       15,000    1,429,650
   --------------------------------------------------------------------------
   Deere & Co.                                            15,500    1,015,095
   --------------------------------------------------------------------------
                                                                    2,444,745
   --------------------------------------------------------------------------

   CONSUMER FINANCE-1.68%
   MBNA Corp.                                             55,300    1,446,648
   --------------------------------------------------------------------------

   DATA PROCESSING & OUTSOURCED
    SERVICES-1.32%
   First Data Corp.                                       28,300    1,135,962
   --------------------------------------------------------------------------

   DIVERSIFIED BANKS-2.04%
   Bank of America Corp.                                  38,500    1,755,985
   --------------------------------------------------------------------------

   DIVERSIFIED CHEMICALS-1.87%
   E. I. du Pont de Nemours & Co.                         15,800      679,558
   --------------------------------------------------------------------------
   PPG Industries, Inc.                                   14,800      928,848
   --------------------------------------------------------------------------
                                                                    1,608,406
   --------------------------------------------------------------------------

                                                           MARKET
                                                 SHARES    VALUE
            --------------------------------------------------------

            DRUG RETAIL-1.87%
            Walgreen Co.                         35,000 $  1,609,650
            --------------------------------------------------------

            ELECTRICAL COMPONENTS &
             EQUIPMENT-1.51%
            Emerson Electric Co.                 20,800    1,302,704
            --------------------------------------------------------

            FOREST PRODUCTS-1.26%
            Weyerhaeuser Co.                     17,000    1,082,050
            --------------------------------------------------------

            GENERAL MERCHANDISE STORES-1.45%
            Target Corp.                         23,000    1,251,430
            --------------------------------------------------------

            HEALTH CARE EQUIPMENT-2.82%
            Boston Scientific Corp./(a)/         21,300      575,100
            --------------------------------------------------------
            Medtronic, Inc.                      35,800    1,854,082
            --------------------------------------------------------
                                                           2,429,182
            --------------------------------------------------------

            HOME IMPROVEMENT RETAIL-1.34%
            Lowe's Cos., Inc.                    19,800    1,152,756
            --------------------------------------------------------

            HOUSEHOLD PRODUCTS-1.61%
            Procter & Gamble Co. (The)           26,300    1,387,325
            --------------------------------------------------------

            HYPERMARKETS & SUPER CENTERS-2.74%
            Wal-Mart Stores, Inc.                49,000    2,361,800
            --------------------------------------------------------

            INDUSTRIAL CONGLOMERATES-2.94%
            General Electric Co.                 73,100    2,532,915
            --------------------------------------------------------

            INDUSTRIAL GASES-3.32%
            Air Products & Chemicals, Inc.       24,800    1,495,440
            --------------------------------------------------------
            Praxair, Inc.                        29,300    1,365,380
            --------------------------------------------------------
                                                           2,860,820
            --------------------------------------------------------

            INDUSTRIAL MACHINERY-3.98%
            Eaton Corp.                          22,300    1,335,770
            --------------------------------------------------------
            Illinois Tool Works Inc.             14,300    1,139,424
            --------------------------------------------------------
            Ingersoll-Rand Co.-Class A (Bermuda) 13,300      948,955
            --------------------------------------------------------
                                                           3,424,149
            --------------------------------------------------------

            INTEGRATED OIL & GAS-1.97%
            Exxon Mobil Corp.                    29,500    1,695,365
            --------------------------------------------------------

            INTERNET SOFTWARE & SERVICES-1.22%
            Yahoo! Inc./(a)/                     30,300    1,049,895
            --------------------------------------------------------

            INVESTMENT BANKING & BROKERAGE-5.65%
            Goldman Sachs Group, Inc. (The)      15,800    1,611,916
            --------------------------------------------------------
            Merrill Lynch & Co., Inc.            28,300    1,556,783
            --------------------------------------------------------
            Morgan Stanley                       32,300    1,694,781
            --------------------------------------------------------
                                                           4,863,480
            --------------------------------------------------------

            MOVIES & ENTERTAINMENT-1.45%
            Viacom Inc.-Class B                  39,000    1,248,780
            --------------------------------------------------------

                           AIM V.I. CORE STOCK FUND

                                                           MARKET
                                                SHARES     VALUE
          -----------------------------------------------------------

          OIL & GAS DRILLING-1.52%
          Transocean Inc. (Cayman Islands)/(a)/  24,300 $   1,311,471
          -----------------------------------------------------------

          OIL & GAS EQUIPMENT & SERVICES-1.61%
          Schlumberger Ltd. (Netherlands)        18,300     1,389,702
          -----------------------------------------------------------

          OTHER DIVERSIFIED FINANCIAL
           SERVICES-3.89%
          Citigroup Inc.                         51,066     2,360,781
          -----------------------------------------------------------
          JPMorgan Chase & Co.                   28,000       988,960
          -----------------------------------------------------------
                                                            3,349,741
          -----------------------------------------------------------

          PHARMACEUTICALS-8.04%
          Johnson & Johnson                      26,800     1,742,000
          -----------------------------------------------------------
          Lilly (Eli) & Co.                      22,800     1,270,188
          -----------------------------------------------------------
          Pfizer Inc.                           102,580     2,829,156
          -----------------------------------------------------------
          Wyeth                                  24,300     1,081,350
          -----------------------------------------------------------
                                                            6,922,694
          -----------------------------------------------------------

          SEMICONDUCTORS-7.53%
          Altera Corp./(a)/                      48,500       961,270
          -----------------------------------------------------------
          Intel Corp.                            81,100     2,113,466
          -----------------------------------------------------------
          Linear Technology Corp.                32,500     1,192,425
          -----------------------------------------------------------
          Texas Instruments Inc.                 79,100     2,220,337
          -----------------------------------------------------------
                                                            6,487,498
          -----------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
  ---------------------------------------------------------------------------

  SOFT DRINKS-2.69%
  Coca-Cola Co. (The)                                    32,300 $  1,348,525
  ---------------------------------------------------------------------------
  PepsiCo, Inc.                                          18,000      970,740
  ---------------------------------------------------------------------------
                                                                   2,319,265
  ---------------------------------------------------------------------------

  SPECIALTY STORES-1.79%
  Tiffany & Co.                                          47,000    1,539,720
  ---------------------------------------------------------------------------

  SYSTEMS SOFTWARE-3.74%
  Microsoft Corp.                                        87,300    2,168,532
  ---------------------------------------------------------------------------
  Symantec Corp./(a)/                                    48,500    1,054,390
  ---------------------------------------------------------------------------
                                                                   3,222,922
  ---------------------------------------------------------------------------

  THRIFTS & MORTGAGE FINANCE-1.66%
  Fannie Mae                                             24,500    1,430,800
  ---------------------------------------------------------------------------
      Total Common Stocks & Other Equity Interests
       (Cost $80,768,436)                                         84,018,784
  ---------------------------------------------------------------------------
  MONEY MARKET FUNDS-2.54%
  Premier Portfolio-Institutional Class
   (Cost $2,186,927)/(c)/                             2,186,927    2,186,927
  ---------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.11% (Cost $82,955,363)                    86,205,711
  ---------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(0.11%)                              (94,537)
  ---------------------------------------------------------------------------
  NET ASSETS-100.00%                                            $ 86,111,174
  ---------------------------------------------------------------------------

Investment Abbreviations:

Wts. - Warrants

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Non-income producing security acquired through a corporate action. /(c)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

 ASSETS:
 Investments, at market value (cost $80,768,436)                   $84,018,784
 ------------------------------------------------------------------------------
 Investments in affiliated money market funds (cost $2,186,927)      2,186,927
 ------------------------------------------------------------------------------
     Total investments (cost $82,955,363)                           86,205,711
 ------------------------------------------------------------------------------
 Receivables for:
   Fund shares sold                                                     57,917
 ------------------------------------------------------------------------------
   Dividends                                                            73,526
 ------------------------------------------------------------------------------
 Investment for trustee deferred compensation and retirement plans      11,231
 ------------------------------------------------------------------------------
     Total assets                                                   86,348,385
 ------------------------------------------------------------------------------

 LIABILITIES:
 Payables for:
   Fund shares reacquired                                               86,669
 ------------------------------------------------------------------------------
   Trustee deferred compensation and retirement plans                   14,945
 ------------------------------------------------------------------------------
 Accrued administrative services fees                                   99,538
 ------------------------------------------------------------------------------
 Accrued distribution fees-Series II                                         7
 ------------------------------------------------------------------------------
 Accrued trustees' and officer's fees and benefits                         117
 ------------------------------------------------------------------------------
 Accrued transfer agent fees                                               634
 ------------------------------------------------------------------------------
 Accrued operating expenses                                             35,301
 ------------------------------------------------------------------------------
     Total liabilities                                                 237,211
 ------------------------------------------------------------------------------
 Net assets applicable to shares outstanding                       $86,111,174
 ------------------------------------------------------------------------------

 NET ASSETS CONSIST OF:
 Shares of beneficial interest                                     $92,121,001
 ------------------------------------------------------------------------------
 Undistributed net investment income                                   526,806
 ------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities  (9,786,981)
 ------------------------------------------------------------------------------
 Unrealized appreciation of investment securities                    3,250,348
 ------------------------------------------------------------------------------
                                                                   $86,111,174
 ------------------------------------------------------------------------------

 NET ASSETS:
 Series I                                                          $86,100,837
 ------------------------------------------------------------------------------
 Series II                                                         $    10,337
 ------------------------------------------------------------------------------

 SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:
 Series I                                                            4,832,733
 ------------------------------------------------------------------------------
 Series II                                                                 582
 ------------------------------------------------------------------------------
 Series I:
   Net asset value per share                                       $     17.82
 ------------------------------------------------------------------------------
 Series II:
   Net asset value per share                                       $     17.76
 ------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends                                                          $   648,032
- -------------------------------------------------------------------------------
Dividends from affiliated money market funds                            14,786
- -------------------------------------------------------------------------------
    Total investment income                                            662,818
- -------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                          336,143
- -------------------------------------------------------------------------------
Administrative services fees                                           134,825
- -------------------------------------------------------------------------------
Distribution fees-Series II                                                 13
- -------------------------------------------------------------------------------
Transfer agent fees                                                      3,520
- -------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                7,855
- -------------------------------------------------------------------------------
Other                                                                   35,060
- -------------------------------------------------------------------------------
    Total expenses                                                     517,416
- -------------------------------------------------------------------------------
Less: Fees waived                                                      (25,897)
- -------------------------------------------------------------------------------
    Net expenses                                                       491,519
- -------------------------------------------------------------------------------
Net investment income                                                  171,299
- -------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES:
Net realized gain from investment securities                           393,523
- -------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment
 securities                                                         (4,082,225)
- -------------------------------------------------------------------------------
Net gain (loss) from investment securities                          (3,688,702)
- -------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(3,517,403)
- -------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)


                                                                                                          JUNE 30,
                                                                                                            2005
- ---------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $   171,299
- ---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                              393,523
- ---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                          (4,082,225)
- ---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                      (3,517,403)
- ---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                       --
- ---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      --
- ---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                          --
- ---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                               (6,290,337)
- ---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      --
- ---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (6,290,337)
- ---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                (9,807,740)
- ---------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                    95,918,914
- ---------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $526,806 and $355,507, respectively)  $86,111,174
- ---------------------------------------------------------------------------------------------------------------------

                                                                                                        DECEMBER 31,
                                                                                                            2004
- ---------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $    360,597
- ---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                             5,342,026
- ---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                           (2,081,386)
- ---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                        3,621,237
- ---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (822,681)
- ---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      (92)
- ---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (822,773)
- ---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                               (16,092,813)
- ---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                   10,092
- ---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (16,082,721)
- ---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                (13,284,257)
- ---------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                    109,203,171
- ---------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $526,806 and $355,507, respectively)  $ 95,918,914
- ---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Stock Fund, formerly INVESCO VIF-Core Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek to provide a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                           AIM V.I. CORE STOCK FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.695%
                           -------------------------
                           Next $250 million   0.67%
                           -------------------------
                           Next $500 million  0.645%
                           -------------------------
                           Next $1.5 billion   0.62%
                           -------------------------
                           Next $2.5 billion  0.595%
                           -------------------------
                           Next $2.5 billion   0.57%
                           -------------------------
                           Next $2.5 billion  0.545%
                           -------------------------
                           Over $10 billion    0.52%
                           -------------------------

  Prior to June 1, 2005, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO"), whereby AIM paid INVESCO 40% of the amount of AIM's compensation on the sub-advised assets. Effective June 1, 2005, the sub-advisory agreement between AIM and INVESCO was terminated.
  Effective July 1, 2005, AIM and/or the distributor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I to 0.91% and Series II to 1.16% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below) of Series I to 1.30% and Series II to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to expense reimbursement arrangement with AMVESCAP PLC ("AMVESAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Neither AIM or the distributor waived fees and/or reimbursed expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $25,897.

                           AIM V.I. CORE STOCK FUND

  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795, for accounting and fund administrative services and reimbursed $110,030 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $3,520.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $13.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

                                                                             UNREALIZED
                                      MARKET VALUE  PURCHASE    PROCEEDS    APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04    AT COST    FROM SALES  (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
- ---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class     $ --     $9,864,451 $(7,677,524)      $ --       $2,186,927  $14,786     $ --
- ---------------------------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,149 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                           AIM V.I. CORE STOCK FUND

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $10,118,188
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $13,844,127 and $21,355,447, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 7,282,833
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (4,080,461)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 3,202,372
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $83,003,339.

NOTE 8--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING/(A)/
- -------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED           YEAR ENDED
                                         JUNE 30, 2005          DECEMBER 31, 2004
                                     ---------------------  ------------------------
                                      SHARES      AMOUNT      SHARES       AMOUNT
- -------------------------------------------------------------------------------------
Sold:
  Series I//                          172,037  $ 3,079,759     389,317  $  6,962,451
- -------------------------------------------------------------------------------------
  Series II/(b)/                           --           --         577        10,000
- -------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                 --           --      44,638       822,681
- -------------------------------------------------------------------------------------
  Series II/(b)/                           --           --           5            92
- -------------------------------------------------------------------------------------
Reacquired:
  Series I                           (520,245)  (9,370,096) (1,349,682)  (23,877,945)
- -------------------------------------------------------------------------------------
                                     (348,208) $(6,290,337)   (915,145) $(16,082,721)
- -------------------------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 83% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                           AIM V.I. CORE STOCK FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         SERIES I
                                         -----------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                       YEAR ENDED DECEMBER 31,
                                             JUNE 30,      -----------------------------------------------------
                                               2005            2004        2003      2002       2001      2000
- ------------------------------------------                 ------------------------------------------------------
Net asset value, beginning of period      $ 18.51          $ 17.91       $  14.77  $ 18.58   $  20.71   $  21.01
- -----------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       0.04             0.09/(a)/      0.13     0.21       0.20       0.23
- -----------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                 (0.73)            0.67           3.20    (3.76)     (2.06)      0.72
- -----------------------------------------------------------------------------------------------------------------
   Total from investment operations         (0.69)            0.76           3.33    (3.55)     (1.86)      0.95
- -----------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income          --            (0.16)         (0.19)   (0.26)     (0.21)     (0.02)
- -----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains         --               --             --       --      (0.06)     (1.23)
- -----------------------------------------------------------------------------------------------------------------
   Total distributions                         --            (0.16)         (0.19)   (0.26)     (0.27)     (1.25)
- -----------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 17.82          $ 18.51       $  17.91  $ 14.77   $  18.58   $  20.71
- -----------------------------------------------------------------------------------------------------------------
Total return/(b)/                           (3.73)%           4.24%         22.60%  (19.11)%    (8.97)%     4.87%
- -----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $86,101          $95,908       $109,203  $95,531   $133,754   $126,683
- -----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      1.10%/(c)(d)/    1.21%          1.10%    1.12%      1.09%      1.08%
- -----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                          0.38%/(c)/       0.36%/(a)/     0.82%    0.99%      1.27%      1.37%
- -----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                   16%              40%            93%      49%        29%        69%
- -----------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.04 and 0.08%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $90,370,458. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.16% (annualized).
/(e)/Not annualized for periods less than one year.

                           AIM V.I. CORE STOCK FUND

                                                                                 SERIES II
                                                                   -------------------------------
                                                                                    APRIL 30, 2004 (DATE
                                                                     SIX MONTHS     SALES COMMENCED) TO
                                                                   ENDED JUNE 30,    DECEMBER 31, 2004
                                                                   --------------   --------------------
                                                                        2005                2004
- --------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $18.48              $17.33
- --------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.01                0.11/(a)/
- --------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.73)               1.20
- --------------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.72)               1.31
- --------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --               (0.16)
- --------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $17.76              $18.48
- --------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       (3.90)%              7.56%
- --------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $   10              $   11
- --------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.35%/(c)/          1.45%/(d)/
- --------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.41%/(c)/          1.46%/(d)/
- --------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     0.13%/(c)/          0.12%/(d)/
- --------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               16%                 40%
- --------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share paid by Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of net investment to average net assets excluding the special dividend are $0.06 and (0.16)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $10,414. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and

                           AIM V.I. CORE STOCK FUND
procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. CORE STOCK FUND

                                                                     Appendix II

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
   OF AIM V.I. GROWTH FUND AND AIM V.I. AGGRESSIVE GROWTH FUND INTO AIM V.I.
                           CAPITAL APPRECIATION FUND
                                  JUNE 30, 2005
                                   (UNAUDITED)

                   SHARES                                                                               VALUE
--------------------------------------------                                      ------------------------------------------------
                                  AIM V.I.                                                                              AIM V.I.
            AIM        AIM         CAPITAL                                                       AIM         AIM         CAPITAL
  AIM       V.I        V.I.     APPRECIATION                                          AIM        V.I         V.I.     APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                              V.I.    AGGRESSIVE    CAPITAL       FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                         GROWTH      GROWTH   APPRECIATION   PRO FORMA
  FUND     FUND        FUND       COMBINING                                          FUND        FUND        FUND       COMBINING
------- ---------- ------------ ------------                                      ---------- ----------- ------------ ------------
                                             COMMON STOCKS & OTHER EQUITY
                                             INTERESTS--97.88%
                                             ADVERTISING--1.30%
     --    46,600     201,400       248,000  Lamar Advertising Co.-Class A (a)(b) $       -- $ 1,993,082  $ 8,613,878  $10,606,960
 49,000        --      63,600       112,600  Omnicom Group Inc.                    3,913,140          --    5,079,096    8,992,236
                                                                                   3,913,140   1,993,082   13,692,974   19,599,196

                                             AEROSPACE & DEFENSE--0.90%
 53,000        --          --        53,000  Boeing Co. (The)                      3,498,000          --           --    3,498,000
     --    19,700          --        19,700  Engineered Support Systems, Inc.             --     705,851           --      705,851
     --        --     225,400       225,400  Honeywell International Inc.                 --          --    8,256,402    8,256,402
     --    15,300          --        15,300  L-3 Communications Holdings, Inc.            --   1,171,674           --    1,171,674
                                                                                   3,498,000   1,877,525    8,256,402   13,631,927

                                             AGRICULTURAL PRODUCTS--0.07%
     --    46,900          --        46,900  Corn Products International, Inc.            --   1,114,344           --    1,114,344

                                             AIR FREIGHT & LOGISTICS--0.57%
 17,000        --      90,100       107,100  FedEx Corp.                           1,377,170          --    7,299,001    8,676,171

                                             AIRLINES--0.04%
     --    43,000          --        43,000  Southwest Airlines Co.                       --     598,990           --      598,990

                                             ALUMINUM--0.20%
     --        --     113,500       113,500  Alcoa Inc.                                   --          --    2,965,755    2,965,755

                                             APPAREL RETAIL--1.15%
     --    27,950          --        27,950  Aeropostale, Inc.             (a)            --     939,120           --      939,120
     --        --      90,100        90,100  Abercrombie & Fitch Co.-Class A              --          --    6,189,870    6,189,870
105,000        --          --       105,000  Chico's FAS, Inc.             (a)     3,599,400          --           --    3,599,400
     --     7,100          --         7,100  DSW Inc.-Class A              (a)            --     177,145           --      177,145
     --    46,500          --        46,500  Hot Topic, Inc.               (a)            --     889,080           --      889,080
     --        --     193,000       193,000  Ross Stores, Inc.                            --          --    5,579,630    5,579,630
                                                                                   3,599,400   2,005,345   11,769,500   17,374,245

                                             APPAREL, ACCESSORIES & LUXURY
                                             GOODS--0.66%
     --        --     265,400       265,400  Coach, Inc.                   (a)            --          --    8,909,478    8,909,478
     --    46,300          --        46,300  Fossil, Inc.                  (a)                 1,051,010           --    1,051,010
                                                                                          --   1,051,010    8,909,478    9,960,488

                                             APPLICATION SOFTWARE--1.99%
225,000    35,300     139,500       399,800  Amdocs Ltd.                   (a)     5,946,750     932,979    3,686,985   10,566,714
     --        --     216,300       216,300  Autodesk, Inc.                               --          --    7,434,231    7,434,231
     --   108,300          --       108,300  BEA Systems, Inc.             (a)            --     950,874           --      950,874
     --    22,300          --        22,300  Cognos, Inc. (Canada)         (a)            --     761,322           --      761,322
     --    18,100          --        18,100  Hyperion Solutions Corp.      (a)            --     728,344           --      728,344
     --     9,600          --         9,600  Mercury Interactive Corp.     (a)            --     368,256           --      368,256
     --        --     236,300       236,300  NAVTEQ Corp.                  (a)            --          --    8,785,634    8,785,634
     --    82,000          --        82,000  TIBCO Software Inc.           (a)            --     536,280           --      536,280
                                                                                   5,946,750   4,278,055   19,906,850   30,131,655

                                             ASSET MANAGEMENT & CUSTODY BANKS--
                                             0.63%
     --    16,450          --        16,450  Affiliated Managers Group,
                                             Inc.                          (a)            --   1,124,028           --    1,124,028
     --        --      54,100        54,100  Franklin Resources, Inc.                     --                4,164,618    4,164,618
     --    74,400          --        74,400  Investors Financial Services Corp.           --   2,813,808           --    2,813,808
     --    39,200          --        39,200  Nuveen Investments-Class A                   --   1,474,704           --    1,474,704
                                                                                          --   5,412,540    4,164,618    9,577,158

                   SHARES                                                                               VALUE
--------------------------------------------                                      ------------------------------------------------
                                  AIM V.I.                                                                              AIM V.I.
            AIM        AIM         CAPITAL                                                       AIM         AIM         CAPITAL
  AIM       V.I        V.I.     APPRECIATION                                          AIM        V.I         V.I.     APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                              V.I.    AGGRESSIVE    CAPITAL       FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                         GROWTH      GROWTH   APPRECIATION   PRO FORMA
  FUND     FUND        FUND       COMBINING                                          FUND        FUND        FUND       COMBINING
------- ---------- ------------ ------------                                      ---------- ----------- ------------ ------------
                                             BIOTECHNOLOGY--2.05%
     --        --     134,300       134,300  Amgen Inc.                    (a)    $       -- $        --  $ 8,119,778  $ 8,119,778
     --    46,800          --        46,800  Amylin Pharmaceuticals, Inc.  (a)(c)         --     979,524           --      979,524
115,000        --     221,900       336,900  Gilead Sciences, Inc.         (a)     5,058,850          --    9,761,381   14,820,231
     --    12,200          --        12,200  Martek Biosciences Corp.      (a)            --     462,990           --      462,990
     --    23,700          --        23,700  MedImmune, Inc.               (a)            --     633,264           --      633,264
     --    18,700          --        18,700  Neurocrine Biosciences, Inc.  (a)            --     786,522           --      786,522
     --        --     206,000       206,000  Protein Design Labs, Inc.     (a)            --          --    4,163,260    4,163,260
     --    98,500          --        98,500  QLT Inc. (Canada)             (a)            --   1,026,370           --    1,026,370
                                                                                   5,058,850   3,888,670   22,044,419   30,991,939

                                             BREWERS--0.07%
     --    17,400          --        17,400  Molson Coors Brewing Co.-Class B             --   1,078,800           --    1,078,800

                                             BROADCASTING & CABLE TV--1.61%
     --    77,400          --        77,400  Radio One, Inc.-Class D       (a)            --     988,398           --      988,398
     --   119,495     270,460       389,955  Univision Communications Inc.
                                            --Class A                      (a)(b)         --   3,292,087    7,451,173   10,743,260
 96,000        --     279,900       375,900  XM Satellite Radio Holdings
                                             Inc.-Class A                  (a)(b)  3,231,360          --    9,421,434   12,652,794
                                                                                   3,231,360   4,280,485   16,872,607   24,384,452

                                             BUILDING PRODUCTS--0.10%
     --    26,100          --        26,100  American Standard Cos. Inc.                  --   1,094,112           --    1,094,112
     --    12,500          --        12,500  York International Corp.                     --     475,000           --      475,000
                                                                                          --   1,569,112           --    1,569,112

                                             CASINOS & GAMING--0.28%
     --    36,900          --        36,900  International Game Technology                --   1,038,735           --    1,038,735
 88,000        --          --        88,000  Las Vegas Sands Corp.         (a)     3,146,000          --           --    3,146,000
                                                                                   3,146,000   1,038,735           --    4,184,735

                                             COMMUNICATION EQUIPMENT--2.59%
265,000        --     631,000       896,000  Cisco Systems, Inc.           (a)     5,064,150          --   12,058,410   17,122,560
     --        --     180,300       180,300  Comverse Technology, Inc.     (a)            --          --    4,264,095    4,264,095
205,000        --     225,400       430,400  QUALCOMM Inc.                         6,767,050          --    7,440,454   14,207,504
 48,000        --          --        48,000  Research In Motion Ltd.
                                             (Canada)                      (a)(c)  3,540,000          --           --    3,540,000
                                                                                  15,371,200          --   23,762,959   39,134,159

                                             COMPUTER & ELECTRONICS RETAIL--
                                             0.42%
 32,000        --      61,500        93,500  Best Buy Co., Inc.                    2,193,600          --    4,215,825    6,409,425

                                             COMPUTER HARDWARE--3.99%
150,000        --     450,700       600,700  Apple Computer, Inc.          (a)     5,521,500          --   16,590,267   22,111,767
290,000        --     676,100       966,100  Dell Inc.                     (a)    11,457,900          --   26,712,711   38,170,611
                                                                                  16,979,400          --   43,302,978   60,282,378

                                             COMPUTER STORAGE & PERIPHERALS--
                                             1.36%
     --   122,400          --       122,400  Brocade Communications
                                             Systems, Inc.                 (a)            --     474,912           --      474,912
425,000        --     721,100     1,146,100  EMC Corp.                     (a)     5,826,750          --    9,886,281   15,713,031
 56,000        --          --        56,000  Lexmark International, Inc.-
                                             Class A                       (a)     3,630,480          --           --    3,630,480
     --    24,400          --        24,400  QLogic Corp.                  (a)            --     753,228           --      753,228
                                                                                   9,457,230   1,228,140    9,886,281   20,571,651

                                             CONSTRUCTION & FARM MACHINERY &
                                             HEAVY TRUCKS--1.13%
     --        --     108,200       108,200  Caterpillar Inc.                             --          --   10,312,542   10,312,542
     --        --      90,100        90,100  Deere & Co.                                  --          --    5,900,649    5,900,649
     --    22,600          --        22,600  Terex Corp.                   (a)            --     890,440           --      890,440
                                                                                          --     890,440   16,213,191   17,103,631

                   SHARES                                                                               VALUE
--------------------------------------------                                      ------------------------------------------------
                                  AIM V.I.                                                                              AIM V.I.
            AIM        AIM         CAPITAL                                                       AIM         AIM         CAPITAL
  AIM       V.I        V.I.     APPRECIATION                                          AIM        V.I         V.I.     APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                              V.I.    AGGRESSIVE    CAPITAL       FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                         GROWTH      GROWTH   APPRECIATION   PRO FORMA
  FUND     FUND        FUND       COMBINING                                          FUND        FUND        FUND       COMBINING
------- ---------- ------------ ------------                                      ---------- ----------- ------------ ------------
                                             CONSUMER ELECTRONICS--0.93%
     --        --      69,700        69,700  Garmin Ltd.                   (b)    $       -- $        --  $ 2,979,675  $ 2,979,675
     --    10,200     125,000       135,200  Harman International Industries,
                                             Inc.                                         --     829,872   10,170,000   10,999,872
                                                                                          --     829,872   13,149,675   13,979,547

                                             CONSUMER FINANCE--1.48%
 65,000        --     135,200       200,200  American Express Co.                  3,459,950          --    7,196,696   10,656,646
 25,000    25,700     180,300       231,000  SLM Corp.                             1,270,000   1,305,560    9,159,240   11,734,800
                                                                                   4,729,950   1,305,560   16,355,936   22,391,446

                                             DATA PROCESSING & OUTSOURCED
                                             SERVICES--2.68%
     --    37,500          --        37,500  Affiliated Computer Services,
                                             Inc.- Class A (a)                            --   1,916,250           --    1,916,250
 96,000    92,000          --       188,000  Alliance Data Systems Corp.   (a)     3,893,760   3,731,520           --    7,625,280
     --        --     180,300       180,300  Automatic Data Processing, Inc.              --          --    7,567,191    7,567,191
     --    18,685     270,412       289,097  Fiserv, Inc.                  (a)            --     802,521           --      802,521
     --    18,500          --        18,500  Hewitt Associates, Inc.-
                                             Class A                       (a)            --     490,435   11,614,195   12,104,630
     --    72,400     180,300       252,700  Iron Mountain Inc.            (a)            --   2,245,848    5,592,906    7,838,754
     --    80,300          --        80,300  Paychex, Inc.                                --   2,612,962           --    2,612,962
                                                                                   3,893,760  11,799,536   24,774,292   40,467,588

                                             DEPARTMENT STORES--1.74%
 36,000        --          --        36,000  Federated Department Stores, Inc.     2,638,080          --           --    2,638,080
 95,000        --      60,800       155,800  J.C. Penney Co., Inc.                 4,995,100          --    3,196,864    8,191,964
     --        --      90,100        90,100  Kohl's Corp.                  (a)            --          --    5,037,491    5,037,491
 90,000        --          --        90,000  Nordstrom, Inc.                       6,117,300          --           --    6,117,300
     --        --      28,363        28,363  Sears Holdings Corp.          (a)            --          --    4,250,763    4,250,763
                                                                                  13,750,480          --   12,485,118   26,235,598

                                             DISTILLERS & VINTNERS--0.18%
 90,000        --          --        90,000  Constellation Brands, Inc.-
                                             Class A                       (a)     2,655,000          --           --    2,655,000

                                             DIVERSIFIED BANKS--0.54%
     --        --     180,300       180,300  Bank of America Corp.                        --          --    8,223,483    8,223,483

                                             DIVERSIFIED CHEMICALS--0.99%
     --        --     117,200       117,200  Dow Chemical Co. (The)                       --          --    5,218,916    5,218,916
     --        --     135,400       135,400  E. I. du Pont de Nemours & Co.                           --    5,823,554    5,823,554
     --        --      69,700        69,700  Eastman Chemical Co.                         --          --    3,843,955    3,843,955
                                                                                          --          --   14,886,425   14,886,425

                                             DIVERSIFIED COMMERCIAL &
                                             PROFESSIONAL SERVICES--0.08%
     --    40,000          --        40,000  ARAMARK Corp.-Class B                        --   1,056,000           --    1,056,000
160,000        --                   160,000  Cendant Corp.                         3,579,200          --           --    3,579,200
     --    29,100          --        29,100  ChoicePoint Inc.              (a)            --   1,165,455           --    1,165,455
     --    39,400          --        39,400  Cintas Corp.                                 --   1,520,840           --    1,520,840
     --    18,900          --        18,900  CoStar Group Inc.             (a)            --     824,040           --      824,040
     --    45,100          --        45,100  Navigant Consulting, Inc.     (a)            --     796,466           --      796,466
     --    87,900          --        87,900  Sirva Inc.                    (a)            --     748,029           --      748,029
                                                                                   3,579,200   6,110,830           --    9,690,030

                                             DIVERSIFIED METALS & MINING--0.34%
     --        --      56,100        56,100  Phelps Dodge Corp.                           --          --    5,189,250    5,189,250

                                             DRUG RETAIL--0.70%
 80,000        --          --        80,000  CVS Corp.                             2,325,600          --           --    2,325,600
     --        --     180,300       180,300  Walgreen Co.                                 --          --    8,291,997    8,291,997
                                                                                   2,325,600          --    8,291,997   10,617,597

                                             EDUCATION SERVICES--0.06%
     --    26,300          --        26,300  Career Education Corp.        (a)            --     962,843           --      962,843

                                             ELECTRIC UTILITIES--0.08%
     --    45,700          --        45,700  DPL Inc.                                     --   1,254,465           --    1,254,465

                   SHARES                                                                               VALUE
--------------------------------------------                                      ------------------------------------------------
                                  AIM V.I.                                                                              AIM V.I.
            AIM        AIM         CAPITAL                                                       AIM         AIM         CAPITAL
  AIM       V.I        V.I.     APPRECIATION                                          AIM        V.I         V.I.     APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                              V.I.    AGGRESSIVE    CAPITAL       FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                         GROWTH      GROWTH   APPRECIATION   PRO FORMA
  FUND     FUND        FUND       COMBINING                                          FUND        FUND        FUND       COMBINING
------- ---------- ------------ ------------                                      ---------- ----------- ------------ ------------
                                             ELECTRICAL COMPONENTS &
                                             EQUIPMENT--0.86%
     --        --      92,000        92,000  Emerson Electric Co.                 $       -- $        --  $ 5,761,960  $ 5,761,960
     --    76,600          --        76,600  EnerSys                       (a)            --   1,044,058           --    1,044,058
     --        --     126,200       126,200  Rockwell Automation, Inc.                    --          --    6,147,202    6,147,202
                                                                                          --   1,044,058   11,909,162   12,953,220

                                             ELECTRONIC EQUIPMENT MANUFACTURERS
                                            ---0.13%
     --    17,500          --        17,500  Amphenol Corp.-Class A                       --     702,975           --      702,975
     --    44,700          --        44,700  Cogent Inc.                   (a)            --   1,276,185           --    1,276,185
                                                                                          --   1,979,160           --    1,979,160

                                             FERTILIZERS & AGRICULTURAL
                                             CHEMICALS--0.06%
     --        --     126,200       126,200  Monsanto Co.                                 --          --    7,934,194    7,934,194

                                             FOOD DISTRIBUTORS--0.23%
     --        --      95,900        95,900  Sysco Corp.                                  --          --    3,470,621    3,470,621

                                             FOOD RETAIL---0.30%
     --        --      38,700        38,700  Whole Foods Market, Inc.      (b)            --          --    4,578,210    4,578,210

                                             FOOTWEAR--0.87%
 61,000        --      90,100       151,100  NIKE, Inc.-Class B                    5,282,600          --    7,802,660   13,085,260

                                             GENERAL MERCHANDISE STORES--0.42%
 96,000        --          --        96,000  Target Corp.                          5,223,360          --           --    5,223,360
     --    35,300          --        35,300  Tuesday Morning Corp.                        --   1,112,656           --    1,112,656
                                                                                   5,223,360   1,112,656           --    6,336,016

                                             HEALTH CARE EQUIPMENT--5.89%
     --    45,300          --        45,300  Advanced Medical Optics, Inc. (a)            --   1,800,675           --    1,800,675
 40,000        --      93,900       133,900  Bard (C.R.), Inc.                     2,660,400          --    6,245,289    8,905,689
     --     7,500          --         7,500  Beckman Coulter, Inc.                        --     476,775           --      476,775
     --        --     186,400       186,400  Becton, Dickinson & Co.                      --          --    9,780,408    9,780,408
     --    69,000     399,325       468,325  Biomet, Inc.                                 --   2,390,160   13,832,618   16,222,778
     --    78,900          --        78,900  Cytyc Corp.                   (a)            --   1,740,534           --    1,740,534
     --    39,200     119,900       159,100  Fisher Scientific
                                             International Inc.            (a)(b)         --   2,544,080    7,781,510   10,325,590
 20,000    34,400          --        54,400  Kinetic Concepts, Inc.        (a)     1,200,000   2,064,000           --    3,264,000
     --    39,200          --        39,200  Kyphon Inc.                   (a)            --   1,363,768           --    1,363,768
     --        --     147,100       147,100  Medtronic, Inc.                              --          --    7,618,309    7,618,309
     --    43,400          --        43,400  PerkinElmer, Inc.                            --     820,260           --      820,260
     --        --     226,200       226,200  St. Jude Medical, Inc.        (a)            --          --    9,864,582    9,864,582
 50,000    28,100     187,700       265,800  Varian Medical Systems, Inc.  (a)     1,866,500   1,048,973    7,006,841    9,922,314
 50,000    32,300          --        82,300  Waters Corp.                  (a)     1,858,500   1,200,591           --    3,059,091
     --        --      49,500        49,500  Zimmer Holdings, Inc.         (a)            --          --    3,770,415    3,770,415
                                                                                   7,585,400  15,449,816   65,899,972   88,935,188

                                             HEALTH CARE FACILITIES--1.14%
105,000        --      90,100       195,100  HCA Inc.                              5,950,350          --    5,105,967   11,056,317
     --        --     180,300       180,300  Health Management Associates,
                                             Inc.-Class A                  (b)            --          --    4,720,254    4,720,254
     --    98,900          --        98,900  HealthSouth Corp.             (a)            --     553,840           --      553,840
     --    16,500          --        16,500  Triad Hospitals, Inc.         (a)            --     901,560           --      901,560
                                                                                   5,950,350   1,455,400    9,826,221   17,231,971

                                             HEALTH CARE SERVICES--1.66%
 86,000        --     437,670       523,670  Caremark Rx, Inc.             (a)     3,828,720          --   19,485,068   23,313,788
     --    19,000          --        19,000  DaVita, Inc.                  (a)            --     864,120           --      864,120
     --    21,900          --        21,900  Omnicare, Inc.                               --     929,217           --      929,217
                                                                                   3,828,720   1,793,337   19,485,068   25,107,125

                                             HEALTH CARE SUPPLIES--1.40%
 53,000        --     122,100       175,100  Alcon, Inc. (Switzerland)             5,795,550          --   13,351,635   19,147,185
     --    16,100          --        16,100  Cooper Cos., Inc. (The)                      --     979,846           --      979,846
     --    29,400          --        29,400  Gen-Probe Inc.                (a)            --   1,065,162           --    1,065,162
                                                                                   5,795,550   2,045,008   13,351,635   21,192,193

                   SHARES                                                                               VALUE
--------------------------------------------                                      ------------------------------------------------
                                  AIM V.I.                                                                              AIM V.I.
            AIM        AIM         CAPITAL                                                       AIM         AIM         CAPITAL
  AIM       V.I        V.I.     APPRECIATION                                          AIM        V.I         V.I.     APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                              V.I.    AGGRESSIVE    CAPITAL       FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                         GROWTH      GROWTH   APPRECIATION   PRO FORMA
  FUND     FUND        FUND       COMBINING                                          FUND        FUND        FUND       COMBINING
------- ---------- ------------ ------------                                      ---------- ----------- ------------ ------------
                                             HOME ENTERTAINMENT SOFTWARE---
                                             0.37%
     --        --      99,200        99,200  Electronic Arts Inc.          (a)    $       -- $        --  $ 5,615,712  $ 5,615,712

                                             HOMEFURNISHING RETAIL--0.72%
     --    19,100     216,300       235,400  Bed Bath & Beyond Inc.        (a)            --     797,998    9,037,014    9,835,012
     --    43,000          --        43,000  Linens 'n Things, Inc.        (a)            --   1,017,380           --    1,017,380
                                                                                          --   1,815,378    9,037,014   10,852,392

                                             HOME IMPROVEMENT RETAIL--0.23%
 90,000        --          --        90,000  Home Depot, Inc. (The)                3,501,000          --           --    3,501,000

                                             HOMEBUILDING--0.20%
 80,000        --          --        80,000  D.R. Horton, Inc.                     3,008,800          --           --    3,008,800

                                             HOTELS, RESORTS & CRUISE LINES--
                                             1.37%
     --        --     162,300       162,300  Carnival Corp.                (d)            --          --    8,853,465    8,853,465
165,000        --          --       165,000  Hilton Hotels Corp.                   3,935,250          --           --    3,935,250
     --        --     135,200       135,200  Starwood Hotels & Resorts
                                             Worldwide, Inc.               (e)            --          --    7,918,664    7,918,664
                                                                                   3,935,250          --   16,772,129   20,707,379

                                             HOUSEHOLD APPLIANCES--0.10%
     --    92,800          --        92,800  Blount International, Inc.    (a)            --   1,548,832           --    1,548,832

                                             HOUSEHOLD PRODUCTS--0.58%
 56,000        --          --        56,000  Clorox Co. (The)                      3,120,320          --           --    3,120,320
     --        --     108,200       108,200  Procter & Gamble Co. (The)                   --          --    5,707,550    5,707,550
                                                                                   3,120,320          --    5,707,550    8,827,870

                                             HOUSEWARES & SPECIALTIES--0.33%
 57,000        --          --        57,000  Fortune Brands, Inc.                  5,061,600          --           --    5,061,600

                                             HUMAN RESOURCE & EMPLOYMENT
                                             SERVICES--0.67%
     --        --     405,600       405,600  Robert Half International Inc.               --          --   10,127,832   10,127,832

                                             HYPERMARKETS & SUPER CENTERS--0.35%
     --        --     110,600       110,600  Wal-Mart Stores, Inc.                        --          --    5,330,920    5,330,920

                                             INDUSTRIAL CONGLOMERATES--2.11%

     --        --     270,400       270,400  General Electric Co.                         --          --    9,369,360    9,369,360
425,000        --     225,400       650,400  Tyco International Ltd.              12,410,000          --    6,581,680   18,991,680
 32,000    14,200          --        46,200  Textron Inc.                          2,427,200   1,077,070                 3,504,270
                                                                                  14,837,200   1,077,070   15,951,040   31,865,310

                                             INDUSTRIAL GASES--0.69%
     --        --      80,200        80,200  Air Products & Chemicals, Inc.               --          --    4,836,060    4,836,060
     --    35,000          --        35,000  Airgas, Inc.                                 --     863,450           --      863,450
     --        --     102,900       102,900  Praxair, Inc.                                --          --    4,795,140    4,795,140
                                                                                          --     863,450    9,631,200   10,494,650

                                             INDUSTRIAL MACHINERY--2.94%
 49,000        --     180,300       229,300  Danaher Corp.                         2,564,660          --    9,436,902   12,001,562
     --        --      90,100        90,100  Eaton Corp.                                  --          --    5,396,990    5,396,990
     --        --      65,500        65,500  Illinois Tool Works Inc.                     --          --    5,219,040    5,219,040
     --        --     198,300       198,300  Ingersoll-Rand Co. Ltd.-Class A              --          --   14,148,705   14,148,705
     --        --     108,200       108,200  Parker Hannifin Corp.                        --          --    6,709,482    6,709,482
     --    23,100          --        23,100  Pentair, Inc.                                       988,911           --      988,911
                                                                                   2,564,660     988,911   40,911,119   44,464,690

                                             INTEGRATED OIL & GAS--2.69%
     --        --      88,000        88,000  Chevron Corp.                                --          --    4,920,960    4,920,960
 72,000        --     180,300       252,300  ConocoPhillips                        4,139,280          --   10,365,447   14,504,727
     --        --     270,400       270,400  Exxon Mobil Corp.                            --          --   15,539,888   15,539,888
     --        --      74,700        74,700  Occidental Petroleum Corp.                   --          --    5,746,671    5,746,671
                                                                                   4,139,280          --   36,572,966   40,712,246

                   SHARES                                                                               VALUE
------------------------------------------------                               ---------------------------------------------------
                                         AIM                                                                               AIM
                                        V.I.                                                                              V.I.
              AIM          AIM         CAPITAL                                                  AIM          AIM         CAPITAL
    AIM       V.I         V.I.      APPRECIATION                                    AIM         V.I         V.I.      APPRECIATION
   V.I.   AGGRESSIVE     CAPITAL        FUND                                       V.I.     AGGRESSIVE     CAPITAL        FUND
  GROWTH    GROWTH    APPRECIATION    PRO FORMA                                   GROWTH      GROWTH    APPRECIATION    PRO FORMA
   FUND      FUND         FUND        COMBINING                                    FUND        FUND         FUND        COMBINING
   ----      ----         ----        ---------                                    ----        ----         ----        ---------
                                                  INTEGRATED
                                                  TELECOMMUNICATION
                                                  SERVICES--0.02%
     --      8,900           --          8,900    NeuStar, Inc.
                                                  -Class A               (a)   $        --   $ 227,840  $        --   $  227,840
     --      9,000           --          9,000    Valor
                                                  Communications
                                                  Group, Inc.                           --     124,200           --      124,200
                                                                                        --     352,040           --      352,040
                                                  INTERNET RETAIL
                                                  --0.15%
 68,000         --           --         68,000    eBay Inc.              (a)     2,244,680          --           --    2,244,680
                                                  INTERNET
                                                  SOFTWARE &
                                                  SERVICES--3.51%
 21,500         --       35,900         57,400    Google Inc.
                                                  -Class A               (a)     6,324,225          --   10,559,985   16,884,210
160,000     23,400      250,900        434,300    VeriSign, Inc.         (a)     4,601,600     672,984    7,215,884   12,490,468
200,000         --      483,800        683,800    Yahoo! Inc.            (a)     6,930,000          --   16,763,670   23,693,670
                                                                                17,855,825     672,984   34,539,539   53,068,348
                                                  INVESTMENT
                                                  BANKING &
                                                  BROKERAGE--2.21%

 85,000         --       99,200        184,200    Goldman Sachs
                                                  Group, Inc. (The)              8,671,700          --   10,120,384   18,792,084
 40,000         --                      40,000    Lehman Brothers
                                                  Holdings Inc.                  3,971,200          --           --    3,971,200
 50,000         --      143,800        193,800    Merrill Lynch &
                                                  Co., Inc.                      2,750,500          --    7,910,438   10,660,938
                                                                                15,393,400          --   18,030,822   33,424,222
                                                  INTERNET RETAIL
                                                  --0.20%
130,100         --           --        130,100    Accenture Ltd.
                                                  -Class A
                                                  (Bermuda)              (a)     2,949,367          --                 2,949,367
                                                  IT CONSULTING
                                                  & OTHER
                                                  SERVICES---0.05%
     --     48,500           --         48,500    Perot Systems
                                                  Corp.-Class A          (a)            --     689,670           --      689,670
                                                  MANAGED HEALTH
                                                  CARE--3.37%
120,000         --      149,100        269,100    Aetna Inc.             (c)     9,938,400          --   12,348,462   22,286,862
     --         --       86,400         86,400    PacifiCare
                                                  Health Systems,
                                                  Inc.                   (a)            --          --    6,173,280    6,173,280
130,000         --      167,000        297,000    UnitedHealth
                                                  Group Inc.                     6,778,200          --    8,707,380   15,485,580
 56,000         --       44,100        100,100    WellPoint, Inc.        (a)     3,899,840          --    3,071,124    6,970,964
                                                                                20,616,440          --   30,300,246   50,916,686
                                                  METAL & GLASS
                                                  CONTAINERS--0.11%
     --     53,000           --         53,000    Crown Holdings,
                                                  Inc.                   (a)            --     754,190           --      754,190
     --     37,400           --         37,400    Owens-Illinois,
                                                  Inc.                   (a)            --     936,870           --      936,870
                                                                                        --   1,691,060           --    1,691,060
                                                  MOVIES &
                                                  ENTERTAINMENT
                                                  ---0.60%
 25,000         --           --         25,000    Pixar                  (a)     1,251,250          --           --    1,251,250
     --    163,900           --        163,900    Regal
                                                  Entertainment
                                                  Group-Class A                         --   3,094,432           --    3,094,432
185,000         --           --        185,000    Walt Disney Co. (The)  (a)     4,658,300          --           --    4,658,300
                                                                                 5,909,550   3,094,432           --    9,003,982
                                                  MULTI-LINE
                                                  INSURANCE--0.18%
 37,000         --           --         37,000    Hartford
                                                  Financial
                                                  Services Group,        (a)     2,766,860          --           --    2,766,860
                                                  Inc. (The)
                                                  OFFICE SERVICES
                                                  & SUPPLIES
                                                  --0.08%
     --     26,800           --         26,800    Mine Safety
                                                  Appliances Co.                        --   1,238,160           --    1,238,160
                                                  OIL & GAS
                                                  DRILLING--1.72%
     --     80,000      191,500        271,500    ENSCO
                                                  International
                                                  Inc.                   (c)            --   2,860,000    6,846,125    9,706,125
     --         --      153,200        153,200    GlobalSantaFe
                                                  Corp.                                 --          --    6,250,560    6,250,560
     --         --      234,400        234,400    Patterson-UTI
                                                  Energy, Inc.                          --          --    6,523,352    6,523,352
     --     28,500           --         28,500    Pride
                                                  International,
                                                  Inc.                   (a)            --     732,450           --      732,450
     --     60,800           --         60,800    Rowan Cos.,
                                                  Inc.                                  --   1,806,368           --    1,806,368
     --     36,700           --         36,700    Todco-Class A          (a)(c)         --     942,089           --      942,089
                                                                                        --   6,340,907   19,620,037   25,960,944

                   SHARES                                                                           VALUE
--------------------------------------------                               ---------------------------------------------------
                                     AIM                                                                               AIM
                                    V.I.                                                                              V.I.
            AIM         AIM        CAPITAL                                                   AIM          AIM        CAPITAL
   AIM      V.I        V.I.     APPRECIATION                                    AIM          V.I         V.I.     APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                       V.I.      AGGRESSIVE     CAPITAL       FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                   GROWTH       GROWTH    APPRECIATION   PRO FORMA
  FUND     FUND        FUND       COMBINING                                    FUND         FUND         FUND       COMBINING
  ----     ----        ----       ---------                                    ----         ----         ----       ---------
                                             OIL & GAS EQUIPMENT &
                                             SERVICES--1.68%
     --         --      151,400    151,400   Baker Hughes Inc.             $         -- $         --  $ 7,745,624 $ 7,745,624
100,000     12,000           --    112,000   BJ Services Co.                  5,248,000      629,760           --   5,877,760
     --     83,100           --     83,100   Key Energy Services, Inc. (a)           --    1,005,510           --   1,005,510
     --     16,800           --     16,800   Maverick Tube Corp.       (a)           --      500,640           --     500,640
 80,000         --      135,200    215,200   National-Oilwell Varco
                                             Inc.                      (a)    3,803,200           --    6,427,408  10,230,608
                                                                              9,051,200    2,135,910   14,173,032  25,360,142
                                             OIL & GAS EXPLORATION
                                             & PRODUCTION--2.08%
     --         --       72,100     72,100   Apache Corp.                            --           --    4,657,660   4,657,660
     --         --      101,900    101,900   Burlington Resources Inc.               --           --    5,628,956   5,628,956
     --         --      203,700    203,700   Devon Energy Corp.                      --           --   10,323,516  10,323,516
     --         --      108,200    108,200   Newfield Exploration Co.  (a)           --           --    4,316,098   4,316,098
     --         --      192,333    192,333   XTO Energy, Inc.                        --           --    6,537,399   6,537,399
                                                                                     --           --   31,463,629  31,463,629
                                             OIL & GAS REFINING
                                             & MARKETING--1.14%
 65,000         --      153,200    218,200   Valero Energy Corp.       (b)    5,142,150           --   12,119,652  17,261,802

                                             OTHER DIVERSIFIED
                                             FINANCIAL SERVICES--0.75%
     --         --      246,300    246,300   Citigroup Inc.                          --           --   11,386,449  11,386,449

                                             PACKAGED FOODS & MEATS--0.64%
     --         --       90,100     90,100   Hershey Co. (The)                       --           --    5,595,210   5,595,210
     --         --       78,700     78,700   Kellogg Co.                             --           --    3,497,428   3,497,428
     --     21,300           --     21,300   TreeHouse Foods, Inc.     (a)           --      607,263           --     607,263
                                                                                     --      607,263    9,092,638   9,699,901

                                             PERSONAL PRODUCTS--1.22%
     --     23,600           --     23,600   Avon Products, Inc.                     --      893,260           --     893,260
     --     37,300           --     37,300   Estee Lauder Cos. Inc.
                                             (The)-Class A                           --    1,459,549           --   1,459,549
130,000         --      187,900    317,900   Gillette Co. (The)               6,581,900           --    9,513,377  16,095,277
                                                                              6,581,900    2,352,809    9,513,377  18,448,086

                                             PHARMACEUTICALS--4.33%
135,000         --      305,800    440,800   Johnson & Johnson                8,775,000           --   19,877,000  28,652,000
     --     57,250           --     57,250   IVAX Corp.                (a)           --    1,230,875           --   1,230,875
     --     55,300      238,600    293,900   Medicis Pharmaceutical
                                             Corp.-Class A             (b)           --    1,754,669    7,570,778   9,325,447
     --     69,900           --     69,900   MGI Pharma, Inc.          (a)           --    1,521,024           --   1,521,024
     --         --      233,100    233,100   Pfizer Inc.                             --           --    6,428,898   6,428,898
     --     18,400           --     18,400   Sepracor Inc.             (a)           --    1,104,184           --   1,104,184
     --         --      254,300    254,300   Teva Pharmaceutical
                                             Industries Ltd.-ADR
                                             (Israel)                                --           --    7,918,902   7,918,902
 76,000         --           --     76,000   Sepracor Inc.             (a)    4,560,760           --           --   4,560,760
112,000         --           --    112,000   Shire Pharmaceuticals
                                             Group PLC-ADR
                                             (United Kingdom)                 3,673,600           --           --   3,673,600
     --     55,400           --     55,400   Valeant Pharmaceuticals
                                             International                           --      976,702           --     976,702
                                                                             17,009,360    6,587,454   41,795,578  65,392,392

                                             REGIONAL BANKS--0.27%
     --     61,000           --     61,000   Amegy Bancorp., Inc.                    --    1,365,180           --   1,365,180
     --     66,100           --     66,100   North Fork Bancorp., Inc.               --    1,856,749           --   1,856,749
     --     31,200           --     31,200   South Financial Group,
                                             Inc. (The)                              --      886,704           --     886,704
                                                                                     --    4,108,633           --   4,108,633

                                             RESTAURANTS--0.97%
     --         --       96,600     96,600   Brinker International,
                                             Inc.                      (a)           --           --    3,868,830   3,868,830
     --     10,300           --     10,300   Outback Steakhouse, Inc.                --      465,972           --     465,972
     --     37,400           --     37,400   Ruby Tuesday, Inc.                      --      968,660           --     968,660
     --         --      126,200    126,200   Starbucks Corp.           (a)           --           --    6,519,492   6,519,492
 55,000         --           --     55,000   YUM! Brands, Inc.                2,864,400           --           --   2,864,400
                                                                              2,864,400    1,434,632   10,388,322  14,687,354

                   SHARES                                                                         VALUE
--------------------------------------------                               ---------------------------------------------------
                                     AIM                                                                               AIM
                                    V.I.                                                                              V.I.
            AIM         AIM        CAPITAL                                                   AIM          AIM        CAPITAL
   AIM      V.I        V.I.     APPRECIATION                                    AIM          V.I         V.I.     APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                       V.I.      AGGRESSIVE     CAPITAL       FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                   GROWTH       GROWTH    APPRECIATION   PRO FORMA
  FUND     FUND        FUND       COMBINING                                    FUND         FUND         FUND       COMBINING
  ----     ----        ----       ---------                                    ----         ----         ----       ---------
                                             SEMICONDUCTOR
                                             EQUIPMENT--0.62%
     --         --      285,500    285,500   Applied Materials, Inc.       $         -- $         --  $ 4,619,390 $ 4,619,390
     --     21,200       87,200    108,400   KLA-Tencor Corp.                        --      926,440    3,810,640   4,737,080

                                                                                     --      926,440    8,430,030   9,356,470

                                             SEMICONDUCTORS--4.94%
225,000         --      315,500    540,500   Analog Devices, Inc.             8,394,750           --   11,771,305  20,166,055
     --         --      261,400    261,400   Linear Technology Corp.                 --           --    9,590,766   9,590,766
     --     53,700           --     53,700   Integrated Device
                                             Technology, Inc.          (a)           --      577,275           --     577,275
 60,000         --      135,200    195,200   Marvell Technology
                                             Group Ltd.
                                             (Singapore)               (a)    2,282,400           --    5,143,008   7,425,408
     --     64,600      145,500    210,100   Maxim Integrated
                                             Products,
                                             Inc.                                    --    2,468,366    5,559,555   8,027,921
155,000         --      540,825    695,825   Microchip
                                             Technology Inc.                  4,591,100           --   16,019,237  20,610,337
     --     42,800           --     42,800   Micron Technology,
                                             Inc.                      (a)         --        436,988           --     436,988
325,000         --           --    325,000   National
                                             Semiconductor Corp.              7,159,750           --           --   7,159,750
     --     37,700           --     37,700   Semtech Corp.             (a)           --      627,705           --     627,705
                                                                             22,428,000    4,110,334   48,083,871  74,622,205

                                             SOFT DRINKS--0.47%
     --     54,600           --     54,600   Coca-Cola
                                             Enterprises Inc.              $         -- $  1,201,746  $        -- $ 1,201,746
     --         --      108,200    108,200   PepsiCo, Inc.                           --           --    5,835,226   5,835,226
                                                                                     --    1,201,746    5,835,226   7,036,972

                                             SPECIALIZED CONSUMER
                                             SERVICES--0.09%
     --     57,600           --     57,600   Jackson Hewitt Tax
                                             Service Inc.                            --    1,361,664           --   1,361,664

                                             SPECIALTY
                                             FINANCE--0.41%
 14,000         --        7,200     21,200   Chicago Mercantile
                                             Exchange
                                             Holdings Inc.                    4,137,000           --    2,127,600   6,264,600

                                             SPECIALTY
                                             CHEMICALS--0.91%
105,000         --      144,200    249,200   Ecolab Inc.                      3,397,800           --    4,666,312   8,064,112
     --     29,200           --     29,200   Nalco Holding Co.         (a)           --      573,196           --     573,196
     --     19,600       91,800    111,400   Rohm & Haas Co.                         --      908,264    4,254,012   5,162,276
                                                                              3,397,800    1,481,460    8,920,324  13,799,584

                                             SPECIALTY
                                             STORES---1.30%
100,000         --      209,800    309,800   Office Depot, Inc.        (a)    2,284,000           --    4,791,832   7,075,832
     --     51,300                  51,300   PETCO Animal Supplies,
                                             Inc.                      (a)           --    1,504,116           --   1,504,116
     --         --      521,900    521,900   Staples, Inc.                           --           --   11,126,908  11,126,908
                                                                              2,284,000    1,504,116   15,918,740  19,706,856

                                             STEEL--0.86%
 50,000         --       78,400    128,400   Nucor Corp.                      2,281,000           --    3,576,608   5,857,608
     --         --      205,800    205,800   United States Steel
                                             Corp.                                   --           --    7,073,346   7,073,346
                                                                              2,281,000           --   10,649,954  12,930,954

                                             SYSTEMS SOFTWARE--3.64%
     --         --      171,100    171,100   Adobe Systems Inc.                      --           --    4,896,882   4,896,882
     --         --      180,300    180,300   McAfee Inc.               (a)           --           --    4,720,254   4,720,254
105,000         --      721,100    826,100   Microsoft Corp.                  2,608,200           --   17,912,124  20,520,324
560,000         --    1,800,200    360,200   Oracle Corp.              (a)    7,392,000           --   10,562,640  17,954,640
280,000         --           --    280,000   VERITAS Software Corp.    (a)    6,832,000           --           --   6,832,000
                                                                             16,832,200           --   38,091,900  54,924,100

                                             TECHNOLOGY
                                             DISTRIBUTORS--0.70%
     --     41,500      144,200    185,700   CDW Corp.                 (b)           --    2,369,235    8,232,378  10,601,613

                                             THRIFTS & MORTGAGE
                                             FINANCE--0.27%
     --     61,400           --     61,400   Independence Community
                                             Bank Corp.                              --    2,267,502           --   2,267,502
     --    102,313           --    102,313   New York Community
                                             Bancorp, Inc.                           --    1,853,912           --   1,853,912
                                                                                     --    4,121,414           --   4,121,414

                   SHARES                                                                           VALUE
--------------------------------------------                             ----------------------------------------------------------
                                     AIM                                                                                    AIM
                                    V.I.                                                                                   V.I.
            AIM         AIM        CAPITAL                                                   AIM          AIM             CAPITAL
   AIM      V.I        V.I.     APPRECIATION                                    AIM          V.I         V.I.          APPRECIATION
  V.I.  AGGRESSIVE    CAPITAL       FUND                                       V.I.      AGGRESSIVE     CAPITAL            FUND
 GROWTH   GROWTH   APPRECIATION   PRO FORMA                                   GROWTH       GROWTH    APPRECIATION        PRO FORMA
  FUND     FUND        FUND       COMBINING                                    FUND         FUND         FUND            COMBINING
  ----     ----        ----       ---------                                    ----         ----         ----            ---------
                                             TRADING COMPANIES &
                                             DISTRIBUTORS--0.08%
     --     37,200           --       37,200 WESCO International,
                                             Inc.                    (a) $         --  $  1,167,336 $           --  $    1,167,336

                                             Total Common Stocks &
                                             Other Equity Interests
                                             (Cost $1,192,681,046)        338,285,312   135,291,154  1,005,247,583   1,478,824,049

NUMBER OF CONTRACTS

                                             PUT OPTIONS
                                             PURCHASED--0.00%
                                             COMMUNICATIONS
                                             EQUIPMENT--0.00%
    480         --                        -- Research in Motion
                                             Ltd. (Canada),
                                             $70, Jul-05
                                             (Cost $123,029)                   49,200           --                          49,200

               SHARES
                                           MONEY MARKET FUNDS--3.56%
863,543  7,246,712  18,765,707  26,875,962 Liquid Assets
                                           Portfolio-Institutional
                                           Class                     (f)      863,543    7,246,712      18,765,707      26,875,962

863,453  7,246,712   18,765,707 26,875,872 STIC Prime
                                           Portfolio-Institutional
                                           Class                     (f)      863,543    7,246,712      18,765,707      26,875,962

                                           Total Money Market Funds
                                           (Cost $53,751,924)               1,727,086   14,493,424      37,531,414      53,751,924

                                           Total Investments--101.44%
                                           excluding investments
                                           purchased with cash
                                           collateral
                                           from security loaned
                                           (Cost $1,246,555,999)          340,061,598  149,784,578   1,042,778,997   1,532,625,173

                                           INVESTMENTS PURCHASED
                                           WITH CASH
                                           MONEY MARKET
                                           FUNDS--3.12%
     --         --   47,156,670 47,156,670 Liquid Assets
                                           Portfolio-
                                           Institutional Class    (f)(g)           --           --      47,156,670      47,156,670
                                           Total Money
                                           Market Funds
                                           (purchased
                                           with cash
                                           collateral from
                                           securities
                                           loaned)
                                           (Cost $47,156,670)                      --           --      47,156,670      47,156,670
                                           TOTAL
                                           INVESTMENTS--104.56%
                                           (Cost $1,293,712,669)          340,061,598  149,784,578   1,089,935,667   1,579,781,843
                                           OTHER ASSETS LESS
                                           LIABILITIES--(4.56%)                27,653   (1,134,470)    (67,611,671) $  (68,843,988)
                                           NET ASSETS--100.00%           $340,089,251 $148,650,108  $1,022,323,996  $1,510,937,855

Investment Abbreviations:

ADR   American Depositary Receipt

Notes to Pro Forma Combining Schedule of Investments:

* As of June 30, 2005, all of the securities held by AIM V.I. Growth Fund and AIM V.I. Aggressive Growth Fund would comply with the compliance guidelines and/or investment restrictions of AIM V.I. Capital Appreciation Fund.

(a)  Non-income producing security.

(b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.

(c)  A portion of this security is subject to call options written.

(d)  Each unit represents one common share and one trust share.

(e)  Each unit represents one common share and one Class B share.

(f) Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with AIM V.I. Growth Fund, AIM V.I. Aggressive Growth Fund and AIM V.I. Capital Appreciation Fund by having the same invetment advisor.

(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
    OF AIM V.I. GROWTH FUND AND AIM V.I. AGGRESSIVE GROWTH FUND INTO AIM V.I.
                           CAPITAL APPRECIATION FUND
                                  JUNE 30, 2005
                                   (UNAUDITED)

                                                                 AIM V.I       AIM V.I.                   AIM V.I. CAPITAL
                                                  AIM V.I.     AGGRESSIVE      CAPITAL                      APPRECIATION
                                                   GROWTH        GROWTH      APPRECIATION                  FUND PRO FORMA
ASSETS:                                             FUND          FUND           FUND        ADJUSTMENTS      COMBINING
-------                                        -------------  ------------  --------------  ------------  ----------------
Investments, at value*                         $ 338,334,512  $135,291,154  $1,005,247,583  $         --   $1,478,873,249
(cost $269,680,979-- AIM V.I. Growth Fund)
(cost $129,150,654-- AIM V.I. Aggressive
   Growth Fund)
(cost $793,972,442-- AIM V.I. Capital
Appreciation Fund)
(cost $1,192,804,075-- Pro Forma Combining)
Investment in affiliated money Market funds        1,727,086    14,493,424      84,688,084            --      100,908,594
(cost $1,727,086-- AIM V.I. Growth Fund)
(cost $14,493,424-- AIM V.I. Aggressive
   Growth Fund)
(cost $84,688,084-- AIM V.I. Capital
   Appreciation Fund)
(cost $100,908,594-- Pro Forma Combining)
   Cash                                                   --       878,390              --            --          878,390
Foreign currencies, at value (cost $123--
   AIM V.I. Growth Fund)                                 142            --              --            --              142
Receivables for:
   Investments sold                                2,874,633     1,901,421      12,239,392            --       17,015,446
   Fund shares sold                                   18,257        22,823         713,280            --          754,360
   Dividends                                         149,257        59,109         567,915            --          776,281
Investment for trustee deferred
compensation and retirement plans                     53,097        29,739          68,448            --          151,284
Other assets                                           4,100        16,003           9,239            --           29,342
      Total assets                               343,161,084   152,692,063   1,103,533,941            --    1,599,387,088

LIABILITIES:
Payables for:                                                                                                          --
   Investments purchased                           2,345,927     3,570,057      32,222,256            --       38,138,240
   Investments purchased from affiliates                  --       123,680              --            --          123,680
   Fund shares reacquired                            209,710        66,835         510,404            --          786,949
   Options written, at value                          41,100        46,395              --            --           87,495
      (premiums received $115,879-- AIM V.I.
Growth Fund)
      (premiums received $74,102-- AIM V.I.
Aggressive Growth Fund)
      (premiums received $189,981-- Pro Forma
      Combining)
   Trustee deferred compensation and
      retirement plans                                78,757        34,791         120,338            --          233,886
   Collateral upon return of securities
      loaned                                              --            --      47,156,670            --       47,156,670
Accrued administrative services fees                 366,234       171,531       1,073,702            --        1,611,467
Accrued distribution fees-Series II                    7,828         3,655         111,045            --          122,528
Accrued trustees' and officer's fees and
   benefits                                              145           123             213            --              481
Accrued transfer agent fees                            1,942           927              --            --            2,869
Accrued operating expenses                            20,190        23,961          15,317       125,500          184,968
      Total liabilities                            3,071,833     4,041,955      81,209,945       125,500       88,449,233
Net assets applicable to shares outstanding    $ 340,089,251  $148,650,108  $1,022,323,996  $   (125,500)  $1,510,937,855

NET ASSETS CONSIST OF:
Shares of beneficial interest                  $ 687,087,816  $168,337,484  $1,213,462,606            --    2,068,887,906
Undistributed net investment income (loss)          (457,418)     (229,985)        718,656      (125,500)         (94,247)
Undistributed net realized gain (loss) from
   investment securities, foreign currencies
   and option contracts                         (415,269,477)  (25,625,598)   (403,132,407)                  (844,027,482)
Unrealized appreciation of investment
   securities, foreign currencies and option
   contracts                                      68,728,330     6,168,207     211,275,141            --      286,171,678
                                               $ 340,089,251  $148,650,108  $1,022,323,996  $   (125,500)  $1,510,937,855

NET ASSETS:
Series I                                       $ 326,939,298  $142,353,513  $  811,221,606  $   (120,437)  $1,280,393,980
Series II                                      $  13,149,953    $6,296,595  $  211,102,390  $     (5,063)    $230,543,875

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE (AIM V.I. GROWTH FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE (AIM V.I. AGGRESSIVE GROWTH FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE (AIM V.I. CAPITAL APPRECIATION FUND):

Series I                                          20,407,621    12,076,950      36,579,376   (11,330,518)      57,733,429
Series II                                            828,094       538,310       9,609,507      (481,411)      10,494,500

Series I:
   Net asset value per share                   $       16.02  $      11.79  $        22.18  $         --   $        22.18

Series II:
   Net asset value per share                   $       15.88  $      11.70  $        21.97  $         --   $        21.97

* At June 30, 2005, securities with an aggregate value of $45,909,962 were on loan to brokers for AIM V.I. Capital Appreciation Fund.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
           OF AIM V.I. GROWTH FUND AND AIM V.I. AGGRESSIVE GROWTH FUND
                    INTO AIM V.I. CAPITAL APPRECIATION FUND
                        FOR THE YEAR ENDED JUNE 30, 2005
                                   (UNAUDITED)

                                                                                                                         AIM V.I.
                                                                                                                          CAPITAL
                                                                                 AIM V.I      AIM V.I.                 APPRECIATION
                                                                   AIM V.I.    AGGRESSIVE      CAPITAL                   FUND PRO
                                                                    GROWTH       GROWTH     APPRECIATION                   FORMA
                                                                     FUND         FUND          FUND      ADJUSTMENTS    COMBINING
                                                                 -----------  ------------  ------------  -----------  ------------
INVESTMENT INCOME:
Dividends                                                       $  3,173,337  $    804,565  $ 10,991,155   $      --   $ 14,969,057
(net of foreign withholding tax of $18,623 - AIM V.I.
   Growth Fund)
(net of foreign withholding tax of $93,864 - AIM V.I. Capital
   Appreciation Fund)
(net of foreign withholding tax of $112,487 -
   Pro Forma Combining)
Dividends from affiliated money market funds (includes
   securities lending income of $30,998 after compensation to counterparties of $384,034 - AIM V.I. Capital
   Appreciation Fund)                                                 62,709       212,353       704,774          --        979,836
Interest                                                                  --            --         3,017          --          3,017
                                                                ------------  ------------  ------------   ---------   ------------
Total investments income                                           3,236,046     1,016,918    11,698,946          --     15,951,910
                                                                ============  ============  ============   =========   ============

EXPENSES:
Advisory fees                                                      2,271,855     1,191,544     6,065,060    (422,886)     9,105,573
Administrative services fees                                         895,083       399,409     2,470,691     (25,743)     3,739,440
Custodian fees                                                        45,733        40,952       128,749          --        215,434
Distribution fees - Series II                                         31,868        12,584       336,046          --        380,498
Trustees' and officer's fees and benefits                             24,887        17,810        45,027     (26,969)        60,755
Transfer agent fees                                                   31,270        13,578        64,550           -        109,398
Other                                                                 73,419        63,608       180,844     (76,277)       241,594
                                                                ------------  ------------  ------------   ---------   ------------
   Total expenses                                                  3,374,115     1,739,485     9,290,967    (551,875)    13,852,692
                                                                ============  ============  ============   =========   ============

Less: Fees waived, expenses reimbursed and expense
   offset arrangement                                                   (973)      (39,484)       (8,429)     37,114        (11,772)
                                                                ------------  ------------  ------------   ---------   ------------
   Net expenses                                                    3,373,142     1,700,001     9,282,538    (514,761)    13,840,920
                                                                ============  ============  ============   =========   ============
Net investment income (loss)                                        (137,096)     (683,083)    2,416,408     514,761      2,110,990
                                                                ============  ============  ============   =========   ============

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
   FOREIGN CURRENCIES AND OPTION CONTRACTS:
Net realized gain from:
   Investment securities*                                         29,854,840    24,876,252    42,123,075          --     96,854,167
   Foreign currencies                                                     --            --        42,555          --         42,555
   Option contracts written                                          270,050       220,881        74,633          --        565,564
                                                                ------------  ------------  ------------   ---------   ------------
                                                                  30,124,890    25,097,133    42,240,263          --     97,462,286
                                                                ============  ============  ============   =========   ============
Net unrealized appreciation (depreciation) of:
   Investment securities                                         (18,722,770)  (17,182,272)  (29,364,191)         --    (65,269,233)
   Foreign currencies                                                     (2)           --           844                        842
   Option contracts written                                           74,779        27,707       242,961                    345,447
                                                                ------------  ------------  ------------   ---------   ------------
                                                                 (18,647,993)  (17,154,565)  (29,120,386)         --    (64,922,944)
                                                                ============  ============  ============   =========   ============
Net gain (loss) from investment securities, foreign currencies
   and option contracts                                           11,476,897     7,942,568    13,119,877          --     32,539,342
                                                                ------------  ------------  ------------   ---------   ------------
Net increase (decrease) in net assets resulting from
   operations                                                   $ 11,339,801  $  7,259,485  $ 15,536,285   $ 514,761   $ 34,650,332
                                                                ============  ============  ============   =========   ============

* Includes gains (losses) from securities sold to affiliates of $(176,411), 671,644, and 1,486,044 for AIM V.I. Growth Fund, AIM V.I. Aggressive Growth Fund and AIM V.I. Capital Appreciation Fund, respectively.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                PRO FORMA COMBINING NOTES TO FINANCIAL STATEMENTS
           OF AIM V.I. GROWTH FUND AND AIM V.I. AGGRESSIVE GROWTH FUND
                     INTO AIM V.I. CAPITAL APPRECIATION FUND
                                  JUNE 30, 2005
                                   (UNAUDITED)

NOTE 1-BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between AIM V.I. Growth Fund and AIM V.I. Capital Appreciation Fund and the Plan of Reorganization between AIM V.I. Aggressive Growth Fund and AIM V.I. Capital Appreciation Fund (collectively, the "Plans") and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Plans would be accomplished by an exchange of shares of AIM V.I. Capital Appreciation Fund for the net assets of AIM V.I. Growth Fund and AIM V.I. Aggressive Growth Fund and the distribution of AIM V.I. Capital Appreciation Fund shares to AIM V.I. Growth Fund and AIM V.I. Aggressive Growth Fund shareholders. If the Plans were to have taken place at June 30, 2005, AIM V.I. Growth Fund - Series I shareholders would have received 14,739,860 shares of AIM V.I. Capital Appreciation Fund - Series I shares and AIM V.I. Growth Fund - Series II shareholders would have received 598,550 shares of AIM V.I. Capital Appreciation Fund - Series II shares. AIM V.I. Aggressive Growth Fund - Series I shareholders would have received 6,419,623 shares of AIM V.I. Capital Appreciation Fund - Series I shares and AIM V.I. Aggressive Growth Fund - Series II shareholders would have received 286,674 shares of AIM V.I. Capital Appreciation Fund - Series II shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The merger adjustments represent those adjustments needed to present the results of operations of the pro forma combined AIM V.I. Capital Appreciation Fund as if the proposed merger had taken effect on June 30, 2005. Actual results could differ from those estimates.

     The pro forma financial statements should be read in conjunction with the historical financial statements of AIM V.I. Growth Fund, AIM V.I. Aggressive Growth Fund and AIM V.I. Capital Appreciation Fund.

NOTE 2- PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM V.I. Capital Appreciation Fund, the advisory fees based on the pro forma combined assets for the year ended June 30, 2005 were $9,105,573. The advisory fees were adjusted to reflect the advisory fee rates in effect for AIM V.I. Capital Appreciation Fund.

(b) Pursuant to the master administrative services agreement for AIM V.I. Capital Appreciation Fund, fees paid on pro forma combined assets for the year ended June 30, 2005 were $354,255. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for AIM V.I. Capital Appreciation Fund.

(c) Pursuant to the master distribution agreement for Series II shares of the AIM V.I. Capital Appreciation Fund, the Fund pays AIM Distributors, Inc. a fee calculated at 0.25% of the average daily net assets of Series II shares. The Series II distribution fees on the pro forma combined net assets for the year ended June 30, 2005 were $380,498.

(d) Trustees' and Officer's fees and benefits were reduced by $26,969 to eliminate the effects of duplicative fixed costs of retainer and meeting fees.

(e) Other expenses were reduced by $76,277 to eliminate the effects of duplicative fixed costs of , production of reports to shareholders and professional services fees.

NOTE 3-REORGANIZATION COSTS

AIM V.I. Growth Fund and AIM V.I. Aggressive Growth Fund are expected to incur an estimated $125,500 in reorganization costs. These costs represent the non recurring expenses of AIM V.I. Growth Fund and AIM V.I. Aggressive Growth Fund carrying out their obligations under the Plans and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganization. The reorganization costs related to AIM V.I. Growth Fund are estimated to be $274,000 of which 75% will be paid by AIM and 25% by the shareholders of AIM V.I. Growth Fund. The reorganization costs related to AIM V.I. Aggressive Growth Fund are estimated to be $114,000 of which 50% will be paid by AIM and 50% by the shareholders of AIM V.I. Aggressive Growth Fund. The portion of costs incurred in connection with the reorganizations in the amounts of $68,500 and $57,000 by AIM V.I. Growth Fund and AIM V.I Aggressive Growth Fund, respectively, have been allocated among all classes of the AIM V.I. Growth Fund and AIM V.I Aggressive Growth Fund based on relative net assets of each fund as of the date of the pro forma financial statements. Accrued operating expenses and undistributed net investment income
(loss) on the Pro Forma Combining Statement of Assets and Liabilities have been adjusted accordingly.

NOTE 4 - SIGNIFICANT ACCOUNTING POLICIES

A. SECURITY VALUATIONS - Securities, including restricted securities, are valued according to the following policy for AIM V.I. Growth Fund, AIM V.I Aggressive Growth Fund and AIM V.I. Capital Appreciation Fund

     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. FEDERAL INCOME TAXES - AIM V.I. Growth Fund, AIM V.I Aggressive Growth Fund and AIM V.I. Capital Appreciation Fund intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the pro forma financial statements.

                                                                    Appendix III

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
             of V.I. Premier Equity Fund into V.I. Core Equity Fund
                                  June 30, 2005
                                   (Unaudited)

             SHARES                                                                            VALUE
-------------------------------                                                -------------------------------------
                         AIM
                         V.I.                                                                                AIM
   AIM                   CORE                                                                                V.I.
   V.I.       AIM       EQUITY                                                     AIM          AIM      CORE EQUITY
 PREMIER   V.I. CORE     FUND                                                      V.I.         V.I.         FUND
 EQUITY      EQUITY   PRO FORMA                                                  PREMIER    CORE EQUITY   PRO FORMA
  FUND        FUND    COMBINING                                                EQUITY FUND      FUND      COMBINING
---------  ---------  ---------                                                -----------  -----------  -----------
                                 TOTAL DOMESTIC COMMON STOCKS--81.56%
                                 ADVERTISING--0.53%
  343,800         --    343,800  Interpublic Group of Cos., Inc. (The) (a)     $ 4,187,484  $         -  $ 4,187,484
  140,800         --    140,800  Omnicom Group Inc.                             11,244,288           --   11,244,288
                                                                               -----------  -----------  -----------
                                                                                15,431,772           --   15,431,772
                                                                               -----------  -----------  -----------
                                 AEROSPACE & DEFENSE--1.23%
   60,000         --     60,000  Boeing Co. (The)                                3,960,000           --    3,960,000
  174,200         --    174,200  Honeywell International Inc.                    6,380,946           --    6,380,946
   65,000         --     65,000  Lockheed Martin Corp.                           4,216,550           --    4,216,550
  136,800    245,300    382,100  Northop Grumman Corp.                           7,558,200   13,552,825   21,111,025
                                                                               -----------  -----------  -----------
                                                                                22,115,696   13,552,825   35,668,521
                                                                               -----------  -----------  -----------
                                 AIR FREIGHT & LOGISTICS--0.07%
   25,000         --     25,000  FedEx Corp.                                     2,025,250           --    2,025,250

                                 ALUMINUM--0.15%
  161,700         --    161,700  Alcoa Inc.                                      4,225,221           --    4,225,221

                                 APPAREL RETAIL--0.39%
  125,000         --    125,000  Chico's FAS, Inc.                     (a)       4,285,000           --    4,285,000
  352,300         --    352,300  Gap, Inc. (The)                                 6,957,925           --    6,957,925
                                                                               -----------  -----------  -----------
                                                                                11,242,925           --   11,242,925
                                                                               -----------  -----------  -----------
                                 APPLICATION SOFTWARE--0.21%
  230,000         --    230,000  Amdocs Ltd.                           (a)       6,078,900           --    6,078,900

                                 ASSET MANAGEMENT & CUSTODY  BANK--1.27%
  638,100    640,100  1,278,200  Bank of New York Co., Inc. (The)               18,364,518   18,422,078   36,786,596

                                 BIOTECHNOLOGY--0.93%
  127,000    226,000    353,000  Amgen Inc.                            (a)       7,678,420   13,663,960   21,342,380
  130,000         --    130,000  Gilead Sciences, Inc.                 (a)       5,718,700           --    5,718,700
                                                                               -----------  -----------  -----------
                                                                                13,397,120   13,663,960   27,061,080
                                                                               -----------  -----------  -----------
                                 BUILDING PRODUCTS--0.28%
  258,100         --    258,100  Masco Corp.                           (b)       8,197,256           --    8,197,256

                                 COMMUNICATIONS EQUIPMENT--1.21%
  694,000    705,000  1,399,000  Cisco Systems, Inc.                   (a)      13,262,340   13,472,550   26,734,890
  250,000         --    250,000  QUALCOMM Inc.                                   8,252,500           --    8,252,500
                                                                               -----------  -----------  -----------
                                                                                21,514,840   13,472,550   34,987,390
                                                                               -----------  -----------  -----------
                                 COMPUTER HARDWARE--2.22%
  182,000         --    182,000  Apple Computer, Inc.                  (a)       6,699,420           --    6,699,420
  490,000         --    490,000  Dell Inc.                             (a)      19,359,900           --   19,359,900
  185,100    332,000    517,100  International Business Machines Corp.          13,734,420   24,634,400   38,368,820
                                                                               -----------  -----------  -----------
                                                                                39,793,740   24,634,400   64,428,140
                                                                               -----------  -----------  -----------
                                 COMPUTER STORAGE & PERIPHERALS--1.33%
  265,000         --    265,000  EMC Corp.                             (a)       3,633,150           --    3,633,150
  192,400    346,500    538,900  Lexmark International, Inc.-Class A   (a)      12,473,292   22,463,595   34,936,887
                                                                               -----------  -----------  -----------
                                                                                16,106,442   22,463,595   38,570,037
                                                                               -----------  -----------  -----------
                                 CONSUMER FINANCE--0.30%
   70,000         --     70,000  American Express Co.                            3,726,100           --    3,726,100
  100,000         --    100,000  SLM Corp.                                       5,080,000           --    5,080,000
                                                                               -----------  -----------  -----------
                                                                                 8,806,100           --    8,806,100
                                                                               -----------  -----------  -----------
                                 DATA PROCESSING & OUTSOURCED SERVICES--1.29%
  511,400    351,500    862,900  First Data Corp.                               20,527,596   14,109,210   34,636,806
   52,300     93,800    146,100  Sabre Holdings Corp.-Class A                    1,043,385    1,871,310    2,914,695
                                                                               -----------  -----------  -----------
                                                                                21,570,981   15,980,520   37,551,501
                                                                               -----------  -----------  -----------
                                 DEPARTMENT STORES--1.29%
   40,000         --     40,000  Federated Department Stores, Inc.               2,931,200           --    2,931,200
  105,000         --    105,000  J.C. Penny's Co., Inc.                          5,520,900           --    5,520,900
  135,400    242,900    378,300  Kohl's Corp.                          (a)       7,570,214   13,580,539   21,150,753
  115,000         --    115,000  Norstrom, Inc.                                  7,816,550           --    7,816,550
                                                                               -----------  -----------  -----------
                                                                                23,838,864   13,580,539   37,419,403
                                                                               -----------  -----------  -----------
                                 DIVERSIFIED BANKS--1.04%
  235,300    426,800    662,100  Bank of America Corp.                          10,732,033   19,466,348   30,198,381

             SHARES                                                                            VALUE
-------------------------------                                                -------------------------------------
                         AIM
                         V.I.                                                                                AIM
   AIM                   CORE                                                                                V.I.
   V.I.       AIM       EQUITY                                                     AIM          AIM      CORE EQUITY
 PREMIER   V.I. CORE     FUND                                                      V.I.         V.I.         FUND
 EQUITY      EQUITY   PRO FORMA                                                  PREMIER    CORE EQUITY   PRO FORMA
  FUND        FUND    COMBINING                                                EQUITY FUND      FUND      COMBINING
---------  ---------  ---------                                                -----------  -----------  -----------
                                 DIVERSIFIED CHEMICALS--0.09%
   60,500         --     60,500  Dow Chemical Co. (The)                        $ 2,694,065  $        --  $ 2,694,065

                                 DIVERSIFIED COMMERCIAL & PROFESSIONAL
                                 SERVICES--0.37%
  483,400         --    483,400  Cedant Corp.                                   10,813,658           --   10,813,658

                                 ELECTRIC UTILITIES--0.76%
  185,000    336,300    521,300  FPL Group, Inc.                                 7,781,100   14,144,778   21,925,878

                                 ELECTRICAL COMPONENTS & EQUIPMENT--0.10%
   60,000         --     60,000  Rockwell Automation, Inc.                       2,922,600           --    2,922,600

                                 ENVIRONMENTAL FACILITIES & SERVICES--2.01%
1,030,500  1,029,600  2,060,100  Waste Management, Inc.                         29,204,370   29,178,864   58,383,234

                                 FERTILIZERS & AGRICULTURAL CHEMICALS--0.11%
   50,000         --     50,000  Monsanto Co.                                    3,143,500           --    3,143,500

                                 FOOD RETAIL--2.10%
1,293,700  1,531,500  2,825,200  Kroger Co. (The)                      (a)      24,619,111   29,144,445   53,763,556
  319,100         --    319,100  Safeway Inc.                                    7,208,469           --    7,208,469
                                                                               -----------  -----------  -----------
                                                                                31,827,580   29,144,445   60,972,025
                                                                               -----------  -----------  -----------
                                 FOOTWEAR--0.30%
  100,000         --    100,000  NIKE, Inc.-Class B                              8,660,000           --    8,660,000

                                 GENERAL MERCHANDISE STORES--0.48%
  256,300         --    256,300  Target Corp.                                   13,945,283           --   13,945,283

                                 HEALTH CARE DISTRIBUTORS & SERVICES--0.95%
  279,800         --    279,800  Cardinal Health, Inc.                 (b)      16,110,884           --   16,110,884
  254,100         --    254,100  McKesson Corp.                                 11,381,139           --   11,381,139
                                                                               -----------  -----------  -----------
                                                                                27,492,023           --   27,492,023
                                                                               -----------  -----------  -----------
                                 HEALTH CARE EQUIPMENT--0.45%
  213,700         --    213,700  Baxter International Inc.                       7,928,270           --    7,928,270
  100,000         --    100,000  Becton, Dickinson & Co.                         5,247,000           --    5,247,000
                                                                               -----------  -----------  -----------
                                                                                13,175,270           --   13,175,270
                                                                               -----------  -----------  -----------
                                 HEALTH CARE FACILITIES--0.71%
  363,200         --    363,200  HCA Inc.                                       20,582,544           --   20,582,544

                                 HEALTH CARE SERVICES--0.44%
   85,000         --     85,000  Caremark Rx, Inc.                     (a)       3,784,200           --    3,784,200
   60,000         --     60,000  Medco Health Solutions, Inc.          (a)       3,201,600           --    3,201,600
  106,000         --    106,000  Quest Diagnostics Inc.                          5,646,620           --    5,646,620
                                                                               -----------  -----------  -----------
                                                                                12,632,420           --   12,632,420
                                                                               -----------  -----------  -----------
                                 HOMEBUILDING--0.14%
  105,000         --    105,000  D. R. Horton, Inc.                              3,949,050           --    3,949,050

                                 HOTELS, RESORTS & CRUISE LINES--0.12%
  145,000         --    145,000  Hilton Hotels Corp.                             3,458,250           --    3,458,250

                                 HOUSEHOLD PRODUCTS--1.06%
   52,000         --     52,000  Clorox Co. (The)                                2,897,440           --    2,897,440
  149,600    263,200    412,800  Kimberly-Clark Corp.                            9,363,464   16,473,688   25,837,152
   40,000         --     40,000  Procter & Gamble Co. (The)                      2,110,000           --    2,110,000
                                                                               -----------  -----------  -----------
                                                                                14,370,904   16,473,688   30,844,592
                                                                               -----------  -----------  -----------
                                 HOUSEWARES & SPECIALTIES--0.23%
   75,000         --     75,000  Fortune Brands, Inc.                            6,660,000           --    6,660,000

                                 INDUSTRIAL CONGLOMERATES--3.63%
  477,700    383,200    860,900  General Electric Co.                           16,552,305   13,277,880   29,830,185
   40,000         --     40,000  Textron Inc.                                    3,034,000           --    3,034,000
1,538,300    942,800  2,481,100  Tyco International Ltd.                        44,918,360   27,529,760   72,448,120
                                                                               -----------  -----------  -----------
                                                                                64,504,665   40,807,640  105,312,305
                                                                               -----------  -----------  -----------
                                 INDUSTRIAL MACHINERY--1.55%
  382,600    685,300  1,067,900  Dover Corp.                                    13,918,988   24,931,214   38,850,202
   76,700         --     76,700  Illinois Tool Works Inc.                        6,111,456           --    6,111,456
                                                                               -----------  -----------  -----------
                                                                                20,030,444   24,931,214   44,961,658
                                                                               -----------  -----------  -----------
                                 INTEGRATED OIL & GAS--3.11%
   69,750    125,000    194,750  Amerada Hess Corp.                    (b)       7,429,073   13,313,750   20,742,823
  144,000         --    144,000  ConocoPhillips                                  8,278,560           --    8,278,560
  176,000    318,300    494,300  Exxon Mobil Corp.                              10,114,720   18,292,701   28,407,421
  226,000    403,600    629,600  Murphy Oil Corp.                               11,803,980   21,080,028   32,884,008
                                                                               -----------  -----------  -----------
                                                                                37,626,333   52,686,479   90,312,812
                                                                               -----------  -----------  -----------
                                 INTEGRATED TELECOMMUNICATION SERVICES--1.36%
  595,500  1,068,000  1,663,500  SBC Communications Inc.                        14,143,125   25,365,000   39,508,125

                                 INTERNET SOFTWARE & SERVICES--0.52%
   15,000         --     15,000  Google Inc.-Class A                   (a)       4,412,250           --    4,412,250
  170,000         --    170,000  VeriSign, Inc.                        (a)       4,889,200           --    4,889,200
  165,000         --    165,000  Yahoo! Inc.                           (a)       5,717,250           --    5,717,250
                                                                               -----------  -----------  -----------
                                                                                15,018,700           --   15,018,700
                                                                               -----------  -----------  -----------

              SHARES                                                                                     VALUE
----------------------------------                                                   ---------------------------------------------
                            AIM
                         V.I. CORE                                                                                         AIM
 AIM V.I.                 EQUITY                                                                            AIM         V.I. CORE
  PREMIER     AIM V.I.     FUND                                                            AIM           V.I. CORE     EQUITY FUND
  EQUITY    CORE EQUITY PRO FORMA                                                      V.I. PREMIER       EQUITY        PRO FORMA
   FUND         FUND     COMBINING                                                     EQUITY FUND         FUND         COMBINING
----------- ----------- ----------                                                   ---------------  -------------- --------------
                                   INVESTMENT BANKING & BROKERAGE--2.18%
    112,000          --    112,000 Goldman Sachs Group, Inc. (The)             (b)    $   11,426,240  $           -- $   11,426,240
     65,000          --     65,000 Lehman Brothers Holdings Inc.                           6,453,200              --      6,453,200
    142,800          --    142,800 Merrill Lynch & Co., Inc.                               7,855,428              --      7,855,428
    361,700     354,100    715,800 Morgan Stanley                                         18,978,399      18,579,627     37,558,026
                                                                                      --------------  -------------- --------------
                                                                                          44,713,267      18,579,627     63,292,894
                                                                                      --------------  -------------- --------------
                                   MANAGED HEALTH CARE--1.54%
    145,000          --    145,000 Aetna Inc.                                             12,008,900              --     12,008,900
    260,000          --    260,000 UnitedHealth Group Inc.                                13,556,400              --     13,556,400
    276,400          --    276,400 Wellpoint, Inc.                             (a)        19,248,496              --     19,248,496
                                                                                      --------------  -------------- --------------
                                                                                          44,813,796              --     44,813,796
                                                                                      --------------  -------------- --------------
                                   MOVIES & ENTERTAINMENT--1.24%
    495,800     893,000  1,388,800 News Corp.-Class A                                      8,022,044      14,448,740     22,470,784
    532,900          --    532,900 Walt Disney Co. (The)                                  13,418,422              --     13,418,422
                                                                                      --------------  -------------- --------------
                                                                                          21,440,466      14,448,740     35,889,206
                                                                                      --------------  -------------- --------------
                                   MULTI-LINE INSURANCE--1.03%
    139,000     248,000    387,000 American International Group, Inc.                      8,075,900      14,408,800     22,484,700
     98,300          --     98,300 Hartford Financial Services Group, Inc. (The)           7,350,874              --      7,350,874
                                                                                      --------------  -------------- --------------
                                                                                          15,426,774      14,408,800     29,835,574
                                                                                      --------------  -------------- --------------
                                   MULTI-UTILITIES--0.91%
    129,800     228,300    358,100 Dominion Resources, Inc.                                9,526,022      16,754,937     26,280,959

                                   OFFICE ELECTRONICS--1.35%
  1,019,900   1,827,600  2,847,500 Xerox Corp.                                 (a)        14,064,421      25,202,604     39,267,025

                                   OIL & GAS DRILLING--1.17%
    146,200     262,200    408,400 Nabors Industries, Ltd.                     (a)         8,862,644      15,894,564     24,757,208
    167,500          --    167,500 Transocean Inc.                                         9,039,975              --      9,039,975
                                                                                      --------------  -------------- --------------
                                                                                          17,902,619      15,894,564     33,797,183
                                                                                      --------------  -------------- --------------
                                   OIL & GAS EQUIPMENT & SERVICES--4.55%
    186,100     330,100    516,200 Baker Hughes Inc.                                       9,520,876      16,887,916     26,408,792
    399,500     529,500    929,000 BJ Services Co.                                        20,965,760      27,788,160     48,753,920
    275,700          --    275,700 Halliburton Co.                             (b)        13,183,974              --     13,183,974
     85,000          --     85,000 National-Oilwell Varco Inc.                 (a)         4,040,900              --      4,040,900
    119,500          --    119,500 Schlumberger Ltd.                                       9,074,830              --      9,074,830
    171,800     308,100    479,900 Smith International, Inc.                              10,943,660      19,625,970     30,569,630
                                                                                      --------------  -------------- --------------
                                                                                          67,730,000      64,302,046    132,032,046
                                                                                      --------------  -------------- --------------
                                   OIL & GAS EXPLORATION & PRODUCTION--0.81%
    129,000     232,800    361,800 Apache Corp.                                            8,333,400      15,038,880     23,372,280

                                   OIL & GAS REFINING & MARKETING--0.30%
    110,000          --    110,000 Valero Energy Corp.                         (b)         8,702,100              --      8,702,100

                                   OTHER DIVERSIFIED FINANCIAL SERVICES--1.70%
    482,000     343,800    825,800 Citigroup Inc.                                         22,282,860      15,893,874     38,176,734
    311,000          --    311,000 JPMorgan Chase & Co.                                   10,984,520              --     10,984,520
                                                                                      --------------  -------------- --------------
                                                                                          33,267,380      15,893,874     49,161,254
                                                                                      --------------  -------------- --------------
                                   PACKAGED FOODS & MEATS--3.35%
    247,000     443,000    690,000 Campbell Soup Co.                                       7,600,190      13,631,110     21,231,300
    304,900     542,900    847,800 General Mills, Inc.                                    14,266,271      25,402,291     39,668,562
    539,700     600,400  1,140,100 Kraft Foods Inc.-Class A                               17,167,857      19,098,724     36,266,581
                                                                                      --------------  -------------- --------------
                                                                                          39,034,318      58,132,125     97,166,443
                                                                                      --------------  -------------- --------------
                                   PAPER PRODUCTS--0.96%
    317,000     557,800    874,800 Georgia-Pacific Corp.                                  10,080,600      17,738,040     27,818,640

                                   PERSONAL PRODUCTS--0.51%
    290,000          --    290,000 Gillette Co. (The)                                     14,682,700              --     14,682,700

                                   PHARMACEUTICALS--6.40%
    476,800     839,000  1,315,800 Bristol-Myers Squibb Co.                               11,910,464      20,958,220     32,868,684
    257,800     462,400    720,200 Forest Laboratories, Inc.                   (a)        10,015,530      17,964,240     27,979,770
    260,000          --    260,000 Johnson & Johnson                                      16,900,000              --     16,900,000
    705,700   1,241,800  1,947,500 Merck & Co. Inc.                                       21,735,560      38,247,440     59,983,000
    341,100          --    341,100 Pfizer Inc.                                             9,407,538              --      9,407,538
    446,900     418,000    864,900 Wyeth                                                  19,887,050      18,601,000     38,488,050
                                                                                      --------------  -------------- --------------
                                                                                          89,856,142      95,770,900    185,627,042
                                                                                      --------------  -------------- --------------
                                   PROPERTY & CASUALTY INSURANCE--4.84%
    417,100     312,900    730,000 ACE Ltd.                                               18,706,935      14,033,565     32,740,500
     70,000          --     70,000 Allstate Corp. (The)                                    4,182,500              --      4,182,500
        220         375        595 Berkshire Hathaway Inc.-Class A             (a)        18,370,000      31,312,500     49,682,500
    116,100     204,200    320,300 Chubb Corp. (The)                                       9,939,321      17,481,562     27,420,883
    241,500     424,988    666,488 St. Paul Traveler Cos., Inc. (The)                      9,546,495      16,799,776     26,346,271
                                                                                      --------------  -------------- --------------
                                                                                          60,745,251      79,627,403    140,372,654
                                                                                      --------------  -------------- --------------
                                   PUBLISHING--2.19%
    191,500     343,500    535,000 Gannett Co., Inc.                                      13,621,395      24,433,155     38,054,550
    262,500     461,800    724,300 Tribune Co.                                             9,234,750      16,246,124     25,480,874
                                                                                      --------------  -------------- --------------
                                                                                          22,856,145      40,679,279     63,535,424
                                                                                      --------------  -------------- --------------

              SHARES                                                                                     VALUE
----------------------------------                                                   ---------------------------------------------
                            AIM
                         V.I. CORE                                                                                         AIM
 AIM V.I.                 EQUITY                                                                            AIM         V.I. CORE
  PREMIER     AIM V.I.     FUND                                                            AIM           V.I. CORE     EQUITY FUND
  EQUITY    CORE EQUITY PRO FORMA                                                      V.I. PREMIER       EQUITY        PRO FORMA
   FUND         FUND     COMBINING                                                     EQUITY FUND         FUND         COMBINING
----------- ----------- ----------                                                   ---------------  -------------- --------------
                                   RAILROADS--0.72%
    115,800     207,700    323,500 Union Pacific Corp.                                $    7,503,840  $   13,458,960 $   20,962,800

                                   REGIONAL BANKS--0.73%
    184,100     329,400    513,500 Fifth Third Bancorp                                     7,586,761      13,574,574     21,161,335

                                   RESTAURANTS--0.28%
    155,000          --    155,000 Yum! Brands, Inc.                                       8,072,400              --      8,072,400

                                   SEMICONDUCTOR EQUIPMENT--0.25%
    441,100          --    441,100 Applied Materials, Inc.                                 7,136,998              --      7,136,998

                                   SEMICONDUCTORS--3.68%
    449,000     385,400    834,400 Analog Devices, Inc.                                   16,752,190      14,379,274     31,131,464
    383,900     688,500  1,072,400 Intel Corp.                                            10,004,434      17,942,310     27,946,744
    650,900     656,200  1,307,100 National Semiconductor Corp.                           14,339,327      14,456,086     28,795,413
    266,800     469,500    736,300 Xilinx, Inc.                                (b)         6,803,400      11,972,250     18,775,650
                                                                                      --------------  -------------- --------------
                                                                                          47,899,351      58,749,920    106,649,271
                                                                                      --------------  -------------- --------------
                                   SOFT DRINKS--1.07%
    265,400     479,200    744,600 Coca-Cola Co. (The)                                    11,080,450      20,006,600     31,087,050

                                   SPECIALTY CHEMICALS--0.11%
     95,000          --     95,000 Ecolab Inc.                                             3,074,200              --      3,074,200

                                   SPECIALTY STORES--0.25%
    345,000          --    345,000 Staples, Inc.                                           7,355,400              --      7,355,400

                                   STEEL--0.09%
     60,000          --     60,000 Nucor Corp.                                             2,737,200              --      2,737,200

                                   SYSTEMS SOFTWARE--4.37%
    105,000          --    105,000 Adobe Systems Inc.                                      3,005,100              --      3,005,100
    886,800     716,311  1,603,111 Computer Associates International, Inc.                24,369,264      19,684,226     44,053,490
  1,198,600   1,686,700  2,885,300 Microsoft Corp.                                        29,773,224      41,897,628     71,670,852
    620,000          --    620,000 Oracle Corp.                                (a)         8,184,000              --      8,184,000
                                                                                      --------------  -------------- --------------
                                                                                          65,331,588      61,581,854    126,913,442
                                                                                      --------------  -------------- --------------
                                   THRIFTS & MORTGAGE FINANCE--0.65%
    165,000          --    165,000 Countrywide Financial Corp.                             6,370,650                      6,370,650
    215,400          --    215,400 Fannie Mae                                             12,579,360              --     12,579,360
                                                                                      --------------  -------------- --------------
                                                                                          18,950,010              --     18,950,010
                                                                                      --------------  -------------- --------------
                                   Total Domestic Common Stocks
                                   (Cost $2,133,237,397)                               1,317,981,141   1,047,812,650  2,365,793,791
                                                                                      ==============  ============== ==============
                                   FOREIGN STOCKS & OTHER EQUITY
                                   INTERESTS--12.38%
                                   BERMUDA--1.28%
    673,800     958,600  1,632,400 Accenture Ltd.-Class A (IT Consulting &
                                   Other Services)                             (a)        15,275,046      21,731,462     37,006,508
                                                                                      --------------  -------------- --------------
                                   FINLAND--0.89%
    561,100     987,300  1,548,400 Nokia Oyj-ADR (Communications Equipment)                9,336,704      16,428,672     25,765,376

                                   FRANCE--1.96%
    203,200          --    203,200 Sanofi-Aventis (Pharmaceuticals)            (c)        16,642,315              --     16,642,315
     61,200     110,500    171,700 Total S.A. (Integrated Oil & Gas)           (c)        14,321,137      25,857,609     40,178,746
                                                                                      --------------  -------------- --------------
                                                                                          30,963,452      25,857,609     56,821,061
                                                                                      --------------  -------------- --------------
                                   ISRAEL--1.32%
    442,700     785,200  1,227,900 Teva Pharmaceutical Industries Ltd.-ADR
                                   (Pharmaceuticals)                                      13,785,678      24,451,128     38,236,806

                                   JAPAN--0.25%
    209,900          --    209,900 Sony Corp.-ADR (Consumer Electronics)                   7,228,956              --      7,228,956

                                   NETHERLANDS--3.49%
    392,881     691,249  1,084,130 Heineken N.V. (Brewers)                     (c)        12,121,059      21,326,229     33,447,288
    536,600     961,100  1,497,700 Koninklijke (Royal) Philips Electronics N.V.
                                   (Consumer Electronics)                      (c)        13,516,537      24,209,362     37,725,899
    224,000     240,000    464,000 Unilever N.V. (Packaged Foods & Meats)      (c)        14,507,819      15,544,091     30,051,910
                                                                                      --------------  -------------- --------------
                                                                                          40,145,415      61,079,682    101,225,097
                                                                                      --------------  -------------- --------------
                                   SWITZERLAND--0.39%
    105,000          --    105,000 Alcon, Inc. (Health Care Supplies)                     11,481,750              --     11,481,750

                                   UNITED KINGDOM--2.80%
    128,600     231,050    359,650 BP PLC-ADR (Integrated Oil & Gas)                       8,022,068      14,412,899     22,434,967
    417,000     733,800  1,150,800 GlaxoSmithKline PLC-ADR (Pharmaceuticals)              20,228,670      35,596,638     55,825,308
     95,000          --     95,000 Shire Pharmaceuticals Group PLC-ADR
                                   (Pharmaceuticals)                                       3,116,000              --      3,116,000
                                                                                      --------------  -------------- --------------
                                                                                          31,366,738      50,009,537     81,376,275
                                                                                      --------------  -------------- --------------
                                   Total Foreign Stocks & Other Equity Interests
                                   (Cost $323,959,833)                                   159,583,739     199,558,090    359,141,829

              SHARES                                                                                     VALUE
----------------------------------                                                   ---------------------------------------------
                            AIM
                         V.I. CORE                                                                                         AIM
 AIM V.I.                 EQUITY                                                                            AIM         V.I. CORE
  PREMIER     AIM V.I.     FUND                                                            AIM           V.I. CORE     EQUITY FUND
  EQUITY    CORE EQUITY PRO FORMA                                                      V.I. PREMIER       EQUITY        PRO FORMA
   FUND         FUND     COMBINING                                                     EQUITY FUND         FUND         COMBINING
----------- ----------- ----------                                                   ---------------  -------------- --------------
                                   MONEY MARKET FUNDS--5.53%
 35,155,350  45,021,608 80,176,958 Liquid Assets Portfolio-Institutional Class (d)    $   35,155,350  $   45,021,608 $   80,176,958
 35,155,350  45,021,608 80,176,958 STIC Prime Portfolio-Institutional Class    (d)        35,155,350      45,021,608     80,176,958
                                   Total Money Market Funds (Cost $160,353,916)           70,310,700      90,043,216    160,353,916
                                                                                      --------------  -------------- --------------
                                   TOTAL INVESTMENTS--99.47% (excluding
                                   investments purchased with cash collateral
                                   from securities loaned) (Cost $2,617,551,146)       1,547,875,580   1,337,413,956  2,885,289,536
                                                                                      ==============  ============== ==============
                                   INVESTMENTS PURCHASED WITH CASH COLLATERAL
                                   FROM SECURITIES LOANED MONEY MARKET
                                   FUNDS--1.11%
 32,304,575          -- 32,304,575 STIC Prime Portfolio- Institutional Class   (d)(e)     32,304,575              --     32,304,575
                                                                                      --------------  -------------- --------------
 32,304,575          -- 32,304,575 Total Money Market Funds (purchased with cash collateral from securities loaned)
                                   (Cost $32,304,575)                                     32,304,575              --     32,304,575
                                                                                      --------------  -------------- --------------
                                    TOTAL INVESTMENTS--100.58%
                                   (Cost $2,649,855,721)                               1,580,180,155   1,337,413,956  2,917,594,111
                                                                                      --------------  -------------- --------------
                                   OTHER ASSETS LESS LIABILITIES-(0.58%)                 (25,867,731)      9,096,097    (16,771,634)
                                                                                      --------------  -------------- --------------
                                   NET ASSETS--100.00%                                $1,554,312,424  $1,346,510,053 $2,900,822,477
                                                                                      --------------  -------------- --------------

Investment Abbreviations:

     ADR  American Depositary Receipt

Notes to Pro Forma Combining Schedule of Investments:

     * As of June 30, 2005 all of the securities held by AIM V.I. Premier Equity Fund would comply with the compliance guidelines and/or investment restrictions of AIM V.I. Core Equity Fund.

     (a)  Non-income producing security.

     (b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.

     (c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of all these securities at June 30, 2005 was $158,046,158, which represented 5.45% of the pro forma combining Net Assets of AIM V.I. Core Equity Fund.

     (d) Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with AIM V.I. Premier Equity Fund and AIM V.I. Core Equity Fund by having the same investment advisor.

     (e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
         OF AIM V.I. PREMIER EQUITY FUND INTO AIM V.I. CORE EQUITY FUND
                                  JUNE 30, 2005
                                   (Unaudited)

                                                                                                                         AIM
                                                                            AIM             AIM                       V.I. CORE
                                                                       V.I. PREMIER      V.I. CORE                   EQUITY FUND
                                                                          EQUITY          EQUITY                      PRO FORMA
                                                                           FUND            FUND       ADJUSTMENTS     COMBINING
                                                                      --------------  --------------  -----------  --------------
ASSETS:
Investments, at value *                                               $1,477,564,880  $1,247,370,740  $        --  $2,724,935,620
(cost $1,319,521,772  - AIM V.I. Premier Equity Fund)
(cost $1,137,675,458 - AIM V.I. Core Equity Fund)
(cost $2,457,197,230 - Pro Forma combining)
Investments in affiliated money market funds, at value                   102,615,275      90,043,216           --     192,658,491
(cost $102,615,275 - AIM V.I. Premier Equity Fund)
(cost $90,043,216 - AIM V.I. Core Equity Fund)
(cost $192,658,491 - Pro Forma combining)
Total Investments                                                      1,580,180,155   1,337,413,956           --   2,917,594,111
(cost $1,422,137,047 - AIM V.I. Premier Equity Fund)
(cost $1,227,718,674 - AIM V.I. Core Equity Fund)
(cost $2,649,855,721 - Pro Forma combining)
Foreign currencies, at value                                                  11,763          20,077           --          31,840
(cost $11,765 - AIM V.I. Premier Equity Fund)
(cost $20,107 - AIM V.I. Core Equity Fund)
(cost $31,872 - Pro Forma combining)
Receivables for:

   Investments sold                                                        6,548,745       9,522,034           --      16,070,779
   Fund shares sold                                                          704,938          62,016           --         766,954
   Dividends and interest                                                  2,095,833       2,649,691           --       4,745,524
   Investments matured                                                            --       1,135,900           --       1,135,900
   Investment for trustee deferred compensation and retirement plans          91,139          89,657           --         180,796
Other assets                                                                  13,252           7,244           --          20,496
      Total assets                                                     1,589,645,825   1,350,900,575           --   2,940,546,400

LIABILITIES:
Payables for:
   Fund shares reacquired                                                    768,282       2,407,693           --       3,175,975
   Trustee deferred compensation and retirement plans                        179,184         168,126           --         347,310
   Collateral upon return of securities loaned                            32,304,575              --           --      32,304,575
Accrued administrative services fees                                       2,031,107       1,749,920           --       3,781,027
Accrued distribution fees - Series II                                         16,798           2,424           --          19,222
Accrued trustees' and officer's fees and benefits                                272             256           --             528
Accrued transfer agent fees                                                    1,182           2,026           --           3,208
Accrued operating expenses                                                    32,001          60,077           --          92,078
      Total liabilities                                                   35,333,401       4,390,522           --      39,723,923
Net assets applicable to shares outstanding                           $1,554,312,424  $1,346,510,053  $        --  $2,900,822,477

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          2,088,193,391   1,467,184,329           --   3,555,377,720
Undistributed net investment income                                       18,840,216      20,124,002           --      38,964,218
Undistributed net realized gain (loss) from investment securities
   and foreign currencies                                               (710,756,456)   (250,481,208)          --    (961,237,664)
Unrealized appreciation of investment securities and foreign
   currencies                                                            158,035,273     109,682,930           --     267,718,203
                                                                      $1,554,312,424  $1,346,510,053  $        --  $2,900,822,477
NET ASSETS:
Series I                                                              $1,526,974,625  $1,342,659,848  $        --  $2,869,634,473
Series II                                                             $   27,337,799  $    3,850,205  $        --  $   31,188,004

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:
Series I                                                                  72,074,776      59,986,131   (3,832,394)    128,228,513
Series II                                                                  1,299,492         173,119      (70,116)      1,402,495
Series I:
   Net asset value per share                                          $        21.19  $        22.38               $        22.38
Series II:
   Net asset value per share                                          $        21.04  $        22.24               $        22.24

* At June 30, 2005, securities with an aggregate value of $31,459,032 were on loan to brokers for AIM V.I. Premier Equity Fund.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
         OF AIM V.I. PREMIER EQUITY FUND INTO AIM V.I. CORE EQUITY FUND
                        FOR THE YEAR ENDED JUNE 30, 2005
                                   (Unaudited)


                                                                            AIM             AIM                       V.I. CORE
                                                                       V.I. PREMIER      V.I. CORE                   EQUITY FUND
                                                                          EQUITY          EQUITY                      PRO FORMA
                                                                           FUND            FUND       ADJUSTMENTS     COMBINING
                                                                      --------------  --------------  -----------  --------------
INVESTMENT INCOME:
Dividends                                                             $  27,539,497    $ 31,576,399    $      --    $ 59,115,896
(net of foreign withholding tax of $315,144 - AIM V.I. Premier
   Equity Fund)
(net of foreign withholding tax of $342,911- AIM V.I. Core
   Equity Fund)
(net of foreign withholding tax of $658,055 - Pro Forma combining)

Dividends from affiliated money market funds                              1,936,958       2,480,451           --       4,417,409
(includes securities lending income of $78,519, after compensation to counterparties of $537,660 - AIM V.I. Premier Equity Fund)
(includes securities lending income of $55,839, after compensation to counterparties of $105,118 - AIM V.I. Core Equity Fund)
(includes securities lending income of $134,358, after compensation to counterparties of $642,778 - Pro Forma combining)

Interest                                                                      1,008              --           --           1,008
   Total investment income                                               29,477,463      34,056,850           --      63,534,313
EXPENSES:
Advisory fees                                                             9,882,721       8,755,874     (124,999)     18,513,596
Administrative services fees                                              4,131,871       3,752,424     (160,325)      7,723,970
Custodian fees                                                              181,300         191,761           --         373,061
Distribution fees - Series II                                                63,908           9,921           --          73,829
Transfer agent fees                                                          66,014          28,056           --          94,070
Trustees' and officer's fees and benefits                                    65,737          60,057      (13,484)        112,310
Other                                                                       341,036         285,135      (43,017)        583,154
   Total expenses                                                        14,732,587      13,083,228     (341,825)     27,473,990
Less: Fees waived, expenses reimbursed and expense offset
   arrangement                                                              (87,749)        (28,479)          --        (116,228)
   Net expenses                                                          14,644,838      13,054,749     (341,825)     27,357,762
Net investment income                                                    14,832,625      21,002,101      341,825      36,176,551
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCIES:
Net realized gain (loss) from:
   Investment securities                                                 49,404,682      97,347,788           --     146,752,470
   Foreign currencies                                                        (9,990)        102,893           --          92,903
                                                                         49,394,692      97,450,681           --     146,845,373
Net unrealized appreciation (depreciation) of:
   Investment securities                                                 (3,574,812)    (67,225,229)          --     (70,800,041)
   Foreign currencies                                                        (9,347)        (12,601)          --         (21,948)
                                                                         (3,584,159)    (67,237,830)          --     (70,821,989)
Net gain from investment securities and foreign currencies               45,810,533      30,212,851           --      76,023,384
Net increase in net assets resulting from operations                  $  60,643,158    $ 51,214,952    $ 341,825    $112,199,935

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
         OF AIM V.I. PREMIER EQUITY FUND INTO AIM V.I. CORE EQUITY FUND
                                  JUNE 30, 2005
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Plan of Reorganization (the "Plan") between AIM V.I. Core Equity Fund ("Buying Fund") and AIM V.I. Premier Equity Fund (the "Selling Fund") and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Plan would be accomplished by an exchange of shares of Buying Fund for the net assets of Selling Fund and the distribution of Buying Fund shares to Selling Fund shareholders. If the Plan were to have taken place at June 30, 2005, Selling Fund - Series I shareholders would have received 68,242,382 shares of Buying Fund - Series I shares, and Selling Fund - Series II shareholders would have received 1,229,376 shares of Buying Fund - Series II shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The merger adjustments represent those adjustments needed to present the results of operations of the pro forma combined Buying Fund as if the proposed merger had taken effect on June 30, 2005. Actual results could differ from those estimates.

     The pro forma financial statements should be read in conjunction with the historical financial statements of Selling Fund and Buying Fund.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) The pro forma combined advisory fees were adjusted to reflect the advisory fee rates. The advisory fees based on pro forma combined assets for the year ended June 30, 2005 are $18,513,596.

(b) Pursuant to the master administrative services agreement for Buying Fund, fees paid on pro forma combined assets for the year ended June 30, 2005 are $7,723,970. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for Buying Fund.

(c) Trustees' and officer's fees and benefits were reduced by $13,484 to eliminate the effects of duplicative fixed costs of retainer and meeting fees.

(d) Other expenses were reduced by $43,017 to eliminate the effects of duplicative fixed costs of professional services fees and production of reports to shareholders.

NOTE 3 - REORGANIZATION COSTS

Selling Fund is expected to incur an estimated $626,000 in reorganization costs. These costs represent the non recurring expenses of Selling Fund carrying out its obligation under the Plan and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganization. The reorganization costs related to Selling Fund are estimated to be $626,000 of which 100% will be paid by AIM.

NOTE 4 - SIGNIFICANT ACCOUNTING POLICIES

A. SECURITY VALUATIONS - Securities, including restricted securities, are valued according to the following policy for Selling Fund and Buying Fund.

     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. FEDERAL INCOME TAXES - The Selling Fund and the Buying Fund intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the pro forma financial statements.

                                                                     Appendix IV

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
              OF AIM VI BLUE CHIP INTO AIM VI LARGE CAP GROWTH FUND
                                  JUNE 30, 2005
                                   (UNAUDITED)

              SHARES                                                                                      VALUE
---------------------------------                                                        --------------------------------------
                         AIM VI
                AIM       LARGE                                                                                       AIM VI
    AIM         VI         CAP                                                                           AIM VI      LARGE CAP
    VI         LARGE     GROWTH                                                              AIM VI       LARGE       GROWTH
   BLUE         CAP       FUND                                                                BLUE         CAP         FUND
   CHIP       GROWTH    PRO FORMA                                                             CHIP       GROWTH      PRO FORMA
   FUND        FUND     COMBINING                                                             FUND        FUND       COMBINING
----------  ---------  ----------                                                        ------------  ----------  ------------
                                     COMMON STOCKS & OTHER EQUITY INTERESTS--97.12%
                                     AEROSPACE & DEFENSE--2.03%
        --        400         400    Boeing Co. (The)                                    $         --  $   26,400  $     26,400
        --        150         150    General Dynamics Corp.                                        --      16,431        16,431
    13,900        530      14,430    Lockheed Martin Corp.                                    901,693      34,381       936,074
        --        290         290    Precision Castparts Corp.                                     --      22,591        22,591
        --        470         470    Rockwell Collins, Inc.                                        --      22,410        22,410
    29,300        310      29,610    United Technologies Corp.                              1,504,555      15,918     1,520,473
                                                                                                                      2,544,379

                                     AIR FREIGHT & LOGISTICS--0.70%
    10,800         --      10,800    FedEx Corp.                                              874,908          --       874,908

                                     ALUMINUM--0.35%
    17,000         --      17,000    Alcoa Inc.                                               444,210          --       444,210

                                     APPAREL RETAIL--0.04%
        --        470         470    Abercrombie & Fitch Co.-Class A                               --      32,289        32,289
        --        580         580    Chico's FAS, Inc.                           (a)               --      19,882        19,882
                                                                                                                         52,171

                                     APPAREL, ACCESSORIES & LUXURY GOODS--0.01%
        --        550         550    Coach, Inc.                                 (a)               --      18,463        18,463

                                     APPLICATION SOFTWARE--1.08%
    50,200         --      50,200    Amdocs Ltd.                                 (a)        1,326,786          --     1,326,786
        --        730         730    Autodesk, Inc.                                                --      25,090        25,090
                                                                                                                      1,351,876

                                     ASSET MANAGEMENT & CUSTODY BANKS--0.73%
    11,900         --      11,900    Franklin Resources, Inc.                                 916,062          --       916,062

                                     BIOTECHNOLOGY--2.01%
    25,800         --      25,800    Amgen Inc.                                  (a)        1,559,868          --     1,559,868
    11,700        280      11,980    Genentech, Inc.                             (a)          939,276      22,478       961,754
                                                                                                                      2,521,622

                                     COMMUNICATIONS EQUIPMENT--3.48%
   125,700      1,370     127,070    Cisco Systems, Inc.                         (a)        2,402,127      26,181     2,428,308
        --        720         720    Motorola, Inc.                                                --      13,147        13,147
    58,000                 58,000    QUALCOMM Inc.                                          1,914,580          --     1,914,580
                                                                                                                      4,356,035

                                     COMPUTER & ELECTRONICS RETAIL--0.86%
    15,500        250      15,750    Best Buy Co., Inc.                                     1,062,525      17,138     1,079,663

                                     COMPUTER HARDWARE--2.24%
        --        720         720    Apple Computer, Inc.                        (a)               --      26,503        26,503
    67,300      2,500      69,800    Dell Inc.                                   (a)        2,659,023      98,775     2,757,798
        --        450         450    NCR Corp.                                   (a)               --      15,804        15,804
                                                                                                                      2,800,105

              SHARES                                                                                      VALUE
---------------------------------                                                        --------------------------------------
                         AIM VI
                AIM       LARGE                                                                                       AIM VI
    AIM         VI         CAP                                                                           AIM VI      LARGE CAP
    VI         LARGE     GROWTH                                                              AIM VI       LARGE       GROWTH
   BLUE         CAP       FUND                                                                BLUE         CAP         FUND
   CHIP       GROWTH    PRO FORMA                                                             CHIP       GROWTH      PRO FORMA
   FUND        FUND     COMBINING                                                             FUND        FUND       COMBINING
----------  ---------  ----------                                                        ------------  ----------  ------------
                                     COMPUTER STORAGE & PERIPHERALS--1.51%
   136,500         --     136,500    EMC Corp.                                   (a)     $  1,871,415  $       --  $  1,871,415
        --      1,200       1,200    Seagate Technology (Cayman Islands)         (a)               --      21,060        21,060
                                                                                                                      1,892,475

                                     CONSUMER FINANCE--2.40%
    31,700         --      31,700    American Express Co.                                   1,687,391          --     1,687,391
    25,200        820      26,020    SLM Corp.                                              1,280,160      41,656     1,321,816
                                                                                                                      3,009,207

                                     DATA PROCESSING & OUTSOURCED SERVICES--0.73%
    21,800         --      21,800    Automatic Data Processing, Inc.                          914,946          --       914,946

                                     DEPARTMENT STORES--2.18%
        --        240         240    Federated Department Stores, Inc.                             --      17,587        17,587
    21,700        350      22,050    J.C. Penney Co., Inc.                                  1,140,986      18,403     1,159,389
    21,900        620      22,520    Nordstrom                                              1,488,543      42,141     1,530,684
        --        115         115    Sears Holdings Corp.                        (a)               --      17,235        17,235
                                                                                                                      2,724,895

                                     DIVERSIFIED BANKS--2.30%
    40,700         --      40,700    Bank of America Corp.                                  1,856,327          --     1,856,327
    16,600         --      16,600    Wells Fargo & Co.                                      1,022,228          --     1,022,228
                                                                                                                      2,878,555

                                     DIVERSIFIED CHEMICALS--0.89%
    24,900         --      24,900    Dow Chemical Co. (The)                                 1,108,797          --     1,108,797

                                     DIVERSIFIED COMMERCIAL SERVICES--0.75%
    42,000         --      42,000    Cendant Corp.                                            939,540          --       939,540

                                     DRUG RETAIL--0.50%
    21,700         --      21,700    CVS Corp.                                                630,819          --       630,819

                                     ELECTRIC UTILITIES--1.01%
    30,000         --      30,000    FPL Group, Inc.                                        1,261,800          --     1,261,800

                                     ELECTRICAL COMPONENTS & EQUIPMENT--0.44%
     8,400         --       8,400    Cooper Industries, Ltd.-Class A                          536,760          --       536,760
        --        380         380    Rockwell Automation, Inc.                                     --      18,510        18,510
                                                                                                                        555,270

                                     FERTILIZERS & AGRICULTURAL CHEMICALS--0.03%
        --        655         655    Monsanto Co.                                                  --      41,180        41,180

                                     FOOTWEAR--1.26%
    17,700        510      18,210    Nike, Inc.-Class B                                     1,532,820      44,166     1,576,986

                                     HEALTH CARE EQUIPMENT--3.89%
     9,300        230       9,530    Bard (C.R.), Inc.                                        618,543      15,297       633,840
    11,700        460      12,160    Becton, Dickinson & Co.                                  613,899      24,136       638,035
    25,900         --      25,900    Medtronic, Inc.                                        1,341,361          --     1,341,361
    18,500         --      18,500    Varian Medical Systems, Inc.                (a)          690,605          --       690,605
    19,900         --      19,900    Waters Corp.                                (a)          739,683          --       739,683
    10,800         --      10,800    Zimmer Holdings, Inc.                       (a)          822,636          --       822,636
                                                                                                                      4,866,160

              SHARES                                                                                      VALUE
---------------------------------                                                        --------------------------------------
                         AIM VI
                AIM       LARGE                                                                                       AIM VI
    AIM         VI         CAP                                                                           AIM VI      LARGE CAP
    VI         LARGE     GROWTH                                                              AIM VI       LARGE       GROWTH
   BLUE         CAP       FUND                                                                BLUE         CAP         FUND
   CHIP       GROWTH    PRO FORMA                                                             CHIP       GROWTH      PRO FORMA
   FUND        FUND     COMBINING                                                             FUND        FUND       COMBINING
----------  ---------  ----------                                                        ------------  ----------  ------------
                                     HEALTH CARE FACILITIES--0.80%
    16,800        880      17,680    HCA Inc.                                                 952,056      49,870     1,001,926

                                     HEALTH CARE SERVICES--0.83%
        --        360         360    Caremark Rx, Inc.                           (a)     $         --  $   16,027  $     16,027
    19,000        350      19,350    Express Scripts, Inc.                       (a)          949,620      17,493       967,113
        --        450         450    Medco Health Solutions, Inc.                (a)               --      24,012        24,012
        --        530         530    Quest Diagnostics Inc.                                        --      28,233        28,233
                                                                                                                      1,035,385

                                     HEALTH CARE SUPPLIES--0.79%
     8,400        590       8,990    Alcon, Inc. (Switzerland)                                918,540      64,517       983,057

                                     HOME IMPROVEMENT RETAIL--1.77%
    56,700        430      57,130    Home Depot, Inc. (The)                                 2,205,630      16,727     2,222,357

                                     HOMEBUILDING--0.04%
        --        673         673    D.R. Horton, Inc.                                             --      25,312        25,312
        --         24          24    NVR, Inc.                                   (a)               --      19,440        19,440
                                                                                                                         44,752

                                     HOMEFURNISHING RETAIL--0.60%
    18,000         --      18,000    Bed Bath & Beyond Inc.                      (a)          752,040          --       752,040

                                     HOTELS, RESORTS & CRUISE LINES--0.67%
    15,000         --      15,000    Carnival Corp.                              (b)          818,250          --       818,250
        --        230         230    Marriott International, Inc.-Class A                          --      15,691        15,691
                                                                                                                        833,941

                                     HOUSEHOLD PRODUCTS--2.48%
    12,300         --      12,300    Clorox Co. (The)                                         685,356          --       685,356
    45,200        590      45,790    Procter & Gamble Co. (The)                             2,384,300      31,123     2,415,423
                                                                                                                      3,100,779

                                     HOUSEWARES & SPECIALTIES--0.96%
    13,200        290      13,490    Fortune Brands, Inc.                                   1,172,160      25,752     1,197,912

                                     HYPERMARKETS & SUPER CENTERS--1.92%
    49,800         --      49,800    Wal-Mart Stores, Inc.                                  2,400,360          --     2,400,360

                                     INDUSTRIAL CONGLOMERATES--4.38%
   102,600         --     102,600    General Electric Co.                                   3,555,090          --     3,555,090
    66,000         --      66,000    Tyco International Ltd.                                1,927,200          --     1,927,200
                                                                                                                      5,482,290

                                     INDUSTRIAL GASES--0.54%
    11,100         --      11,100    Air Products & Chemicals, Inc.                           669,330          --       669,330

                                     INDUSTRIAL MACHINERY--0.99%
    23,600         --      23,600    Danaher Corp.                                          1,235,224          --     1,235,224

                                     INTEGRATED OIL & GAS--3.92%
        --        620         620    Chevron Corp.                                                 --      34,670        34,670
        --        830         830    ConocoPhillips                                                --      47,717        47,717
    84,000         --      84,000    Exxon Mobil Corp.                                      4,827,480          --     4,827,480
                                                                                                                      4,909,867

                                     INTEGRATED TELECOMMUNICATION SERVICES--0.73%
    38,500         --      38,500    SBC Communications Inc.                                  914,375          --       914,375

                                     INTERNET RETAIL--0.27%

              SHARES                                                                                      VALUE
---------------------------------                                                        --------------------------------------
                         AIM VI
                AIM       LARGE                                                                                       AIM VI
    AIM         VI         CAP                                                                           AIM VI      LARGE CAP
    VI         LARGE     GROWTH                                                              AIM VI       LARGE       GROWTH
   BLUE         CAP       FUND                                                                BLUE         CAP         FUND
   CHIP       GROWTH    PRO FORMA                                                             CHIP       GROWTH      PRO FORMA
   FUND        FUND     COMBINING                                                             FUND        FUND       COMBINING
----------  ---------  ----------                                                        ------------  ----------  ------------
    10,200         --      10,200    eBay Inc.                                   (a)          336,702          --       336,702

              SHARES                                                                                      VALUE
---------------------------------                                                        --------------------------------------
                         AIM VI
                AIM       LARGE                                                                                       AIM VI
    AIM         VI         CAP                                                                           AIM VI      LARGE CAP
    VI         LARGE     GROWTH                                                              AIM VI       LARGE       GROWTH
   BLUE         CAP       FUND                                                                BLUE         CAP         FUND
   CHIP       GROWTH    PRO FORMA                                                             CHIP       GROWTH      PRO FORMA
   FUND        FUND     COMBINING                                                             FUND        FUND       COMBINING
----------  ---------  ----------                                                        ------------  ----------  ------------
                                     INTERNET SOFTWARE & SERVICES--1.58%
    31,100        750      31,850    VeriSign, Inc.                              (a)     $    894,436  $   21,570  $    916,006
    30,800         --      30,800    Yahoo! Inc.                                 (a)        1,067,220          --     1,067,220
                                                                                                                      1,983,226

                                     INVESTMENT BANKING & BROKERAGE--3.22%
        --        200         200    Bear Stearns Cos. Inc. (The)                                  --      20,788        20,788
    21,500        230      21,730    Goldman Sachs Group, Inc. (The)                        2,193,430      23,465     2,216,895
        --        360         360    Lehman Brothers Holdings Inc.                                 --      35,741        35,741
    32,000         --      32,000    Merrill Lynch & Co., Inc.                              1,760,320          --     1,760,320
                                                                                                                      4,033,744

                                     IT CONSULTING & OTHER SERVICES--0.74%
    40,000        720      40,720    Accenture Ltd.-Class A                      (a)          906,800      16,322       923,122

                                     LIFE & HEALTH INSURANCE --0.02%
        --        520         520    MetLife, Inc.                                                 --      23,369        23,369

                                     MANAGED HEALTH CARE--3.42%
        --        692         692    Aetna Inc.                                                    --      57,311        57,311
        --        165         165    CIGNA Corp.                                                   --      17,660        17,660
    50,400      1,490      51,890    UnitedHealth Group Inc.                                2,627,856      77,689     2,705,545
    21,200        420      21,620    WellPoint Inc.                              (a)        1,476,368      29,249     1,505,617
                                                                                                                      4,286,133

                                     MOVIES & ENTERTAINMENT--0.94%
    46,500         --      46,500    Walt Disney Co. (The)                                  1,170,870          --     1,170,870

                                     MULTI-LINE INSURANCE--1.37%
    32,900         --      32,900    Genworth Financial Inc.-Class A                          994,567          --       994,567
     9,700         --       9,700    Hartford Financial Services Group, Inc. (The)            725,366          --       725,366
                                                                                                                      1,719,933

                                     MULTI-UTILITIES & UNREGULATED POWER--0.80%
    13,700         --      13,700    Dominion Resources, Inc.                               1,005,443          --     1,005,443

                                     OIL & GAS DRILLING--1.34%
    22,500         --      22,500    ENSCO International Inc.                                 804,375          --       804,375
    21,400         --      21,400    GlobalSantaFe Corp.                                      873,120          --       873,120
                                                                                                                      1,677,495

                                     OIL & GAS EQUIPMENT & SERVICES--2.07%
    20,400         --      20,400    BJ Services Co.                             (c)        1,070,592          --     1,070,592
    20,000         --      20,000    Schlumberger Ltd.                                      1,518,800          --     1,518,800
                                                                                                                      2,589,392

                                     OIL & GAS EXPLORATION & PRODUCTION--0.03%
        --        280         280    Apache Corp.                                                  --      18,088        18,088
        --        490         490    Devon Energy Corp.                                            --      24,833        24,833
                                                                                                                         42,921

                                     OIL & GAS REFINING, MARKETING &
                                     TRANSPORTATION--0.84%
    12,600        640      13,240    Valero Energy Corp.                                      996,786      50,630     1,047,416

              SHARES                                                                                      VALUE
---------------------------------                                                        --------------------------------------
                         AIM VI
                AIM       LARGE                                                                                       AIM VI
    AIM         VI         CAP                                                                           AIM VI      LARGE CAP
    VI         LARGE     GROWTH                                                              AIM VI       LARGE       GROWTH
   BLUE         CAP       FUND                                                                BLUE         CAP         FUND
   CHIP       GROWTH    PRO FORMA                                                             CHIP       GROWTH      PRO FORMA
   FUND        FUND     COMBINING                                                             FUND        FUND       COMBINING
----------  ---------  ----------                                                        ------------  ----------  ------------
                                     OTHER DIVERSIFIED FINANCIAL SERVICES--3.72%
    68,600         --      68,600    Citigroup Inc.                                      $  3,171,378  $       --  $  3,171,378
    42,100         --      42,100    JPMorgan Chase & Co.                                   1,486,972          --     1,486,972
                                                                                                                      4,658,350

                                     PACKAGED FOODS & MEATS--0.02%
        --        360         360    Hershey Co. (The)                                             --      22,356        22,356

                                     PERSONAL PRODUCTS--1.24%
    29,600      1,140      30,740    Gillette Co. (The)                                     1,498,648      57,718     1,556,366

                                     PHARMACEUTICALS--7.06%
    10,500         --      10,500    Allergan, Inc.                                           895,020          --       895,020
        --        360         360    GlaxoSmithKline PLC-ADR (United Kingdom)                      --      17,464        17,464
    59,200      1,370      60,570    Johnson & Johnson                                      3,848,000      89,050     3,937,050
    76,000         --      76,000    Pfizer Inc.                                            2,096,080          --     2,096,080
     5,000         --       5,000    Roche Holding A.G. (Switzerland)            (d)          630,787          --       630,787
        --        360         360    Sanofi-Aventis-ADR (France)                                   --      14,756        14,756
        --        560         560    Shire Pharmaceuticals Group PLC-ADR
                                     (United Kingdom)                                              --      18,368        18,368
    27,700         --      27,700    Wyeth                                                  1,232,650          --     1,232,650
                                                                                                                      8,842,175

                                     PROPERTY & CASUALTY INSURANCE--1.12%
    22,700        560      23,260    Allstate Corp. (The)                                   1,356,325      33,460     1,389,785
        --        200         200    Chubb Corp. (The)                                             --      17,122        17,122
                                                                                                                      1,406,907

                                     RAILROADS--1.11%
    11,900        330      12,230    Burlington Northern Santa Fe Corp.                       560,252      15,536       575,788
    14,100         --      14,100    Canadian National Railway Co. (Canada)                   812,865          --       812,865
                                                                                                                      1,388,653

                                     RESTAURANTS--0.71%
        --        740         740    Darden Restaurants, Inc.                                      --      24,405        24,405
    15,700         --      15,700    Starbucks Corp.                             (a)          811,062          --       811,062
        --        940         940    Yum! Brands, Inc.                                                     48,955        48,955
                                                                                                                        884,422

                                     SEMICONDUCTOR EQUIPMENT--0.74%
    21,300         --      21,300    KLA-Tencor Corp.                                         930,810          --       930,810

                                     SEMICONDUCTORS--4.35%
    25,100         --      25,100    Analog Devices, Inc.                                     936,481          --       936,481
    80,900        410      81,310    Intel Corp.                                            2,108,254      10,685     2,118,939
    24,100         --      24,100    Linear Technology Corp.                                  884,229          --       884,229
    16,200         --      16,200    Microchip Technology Inc.                                479,844          --       479,844
        --        790         790    National Semiconductor Corp.                                  --      17,404        17,404
        --        700         700    Texas Instruments Inc.                                        --      19,649        19,649
    38,600         --      38,600    Xilinx, Inc.                                             984,300          --       984,300
                                                                                                                      5,440,846

                                     SOFT DRINKS--0.78%
    17,800        410      18,210    PepsiCo, Inc.                                            959,954      22,111       982,065

                                     SPECIALTY STORES--0.53%
        --        430         430    Michaels Stores, Inc.                                         --      17,789        17,789
    28,350      2,065      30,415    Staples, Inc.                                            604,422      44,026       648,448
                                                                                                                        666,237

                                     STEEL--0.33%
    11,900         --      11,900    United States Steel Corp.                                409,003          --       409,003

              SHARES                                                                                      VALUE
---------------------------------                                                        --------------------------------------
                         AIM VI
                AIM       LARGE                                                                                       AIM VI
    AIM         VI         CAP                                                                           AIM VI      LARGE CAP
    VI         LARGE     GROWTH                                                              AIM VI       LARGE       GROWTH
   BLUE         CAP       FUND                                                                BLUE         CAP         FUND
   CHIP       GROWTH    PRO FORMA                                                             CHIP       GROWTH      PRO FORMA
   FUND        FUND     COMBINING                                                             FUND        FUND       COMBINING
----------  ---------  ----------                                                        ------------  ----------  ------------
                                     SYSTEMS SOFTWARE--5.18%
        --      1,230       1,230    Adobe Systems Inc.                                  $         --  $   35,203  $     35,203
   125,100      1,200     126,300    Microsoft Corp.                                        3,107,484      29,808     3,137,292
   173,800      1,080     174,880    Oracle Corp.                                (a)        2,294,160      14,256     2,308,416
    46,500         --      46,500    Symantec Corp.                              (a)        1,010,910          --     1,010,910
                                                                                                                      6,491,821

                                     THRIFTS & MORTGAGE FINANCE--0.03%
        --      1,080       1,080    Countrywide Financial Corp.                                   --      41,699        41,699

                                     WIRELESS TELECOMMUNICATION SERVICES--0.72%
    37,100         --      37,100    Vodafone Group PLC-ADR (United Kingdom)                  902,272          --       902,272

                                     TOTAL COMMON STOCKS & OTHER EQUITY INTEREST
                                     (COST $107,062,785)                                  119,407,096   2,200,371   121,607,467

PRICIPAL AMOUNT

                                     U.S. TREASURY BILLS--0.20%
$  250,000   $     --  $  250,000(e) 2.96%, 09/15/05 (Cost $248,438)             (f)(g)       248,405          --       248,405

                                     U.S. GOVERNMENT AGENCY SECURITIES--0.14%
                                     FEDERAL HOME LOAN BANK (FHLB)--0.14%
        --    168,000     168,000    Unsec. Disc. Notes, 2.65% 07/01/05 (Cost $168,000)            --     168,000       168,000

                                     MONEY MARKET FUNDS--1.92%
 1,204,799         --   1,204,799    Liquid Assets Portfolio-Institutional Class (h)        1,204,799          --     1,204,799
 1,204,799         --   1,204,799    STIC Prime Portfolio-Institutional Class    (h)        1,204,799          --     1,204,799
                                     Total Money Market Funds (Cost $2,409,598)             2,409,598          --     2,409,598
                                     TOTAL INVESTMENTS--99.38% (COST $109,888,821)        122,065,099   2,368,371   124,433,470

                                     OTHER ASSETS LESS LIABILITIES-0.62%                      923,231    (148,129)      775,102
                                     ADJUSTMENTS--(0.00%)                                          --          --            --
                                     NET ASSETS--100.00%                                 $122,988,330  $2,220,242  $125,208,572

Investment Abbreviations:

ADR    American Depositary Receipt

Disc.  Discounted

Unsec. Unsecured

Notes to Pro Forma Combining Schedule of Investments:

* As of June 30, 2005 all of the securities held by AIM V.I. Blue Chip Fund would comply with the compliance guidelines and/or investment restrictions of AIM V.I. Large Cap Growth Fund.

(a)  Non-income producing security.

(b)  Each unit represents one common share and one trust share.

(c)  A portion of this security is subject to call options written.

(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at June 30, 2005 represented 0.50% of the Fund's Net Assets.

(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts.

(f) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at June 30, 2005 represented 0.20% of the Fund's Net Assets.

(h) The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
              of AIM VI Blue Chip into AIM VI Large Cap Growth Fund
                                  June 30, 2005
                                   (Unaudited)

                                                                                                                   AIM
                                                                                       AIM                     VI LARGE CAP
                                                                          AIM      VI LARGE CAP                 GROWTH FUND
                                                                     VI BLUE CHIP     GROWTH                     PRO FORMA
                                                                         FUND          FUND       ADJUSTMENTS    COMBINING
                                                                     ------------  ------------  ------------  ------------
Assets:
Investments, at market value                                         $119,655,501   $2,368,371   $         --  $122,023,872
   (cost $105,275,141 - AIM VI Blue Chip Fund)
   (cost $2,204,082 - AIM VI Large Cap Growth Fund)
   (cost $107,479,223 - Pro forma combination)

Investments in affiliated money market funds                            2,409,598           --             --     2,409,598
   (cost $2,409,598 - AIM VI Blue Chip Fund)
   (cost $0 - AIM VI Large Cap Growth Fund)
   (cost $2,409,598 - Pro forma combination)

Total investments (cost $109,888,821)                                 122,065,099    2,368,371                  124,433,470
Receivables for:
   Investments sold                                                       990,935       17,085             --     1,008,020
   Fund shares sold                                                        23,439        9,286             --        32,725
   Dividends                                                              101,591          754             --       102,345
Investment for trustee deferred compensation and retirement plans          21,155        3,153             --        24,308
Other assets                                                                6,571           --                        6,571
   Total assets                                                       123,202,219    2,405,220             --   125,607,439

LIABILITIES:
Payables for:
   Investments purchased                                                       --      158,473             --       158,473
   Fund shares reacquired                                                   5,890           --             --         5,890
   Options written, at market value (premiums received $7,839)              3,015           --             --         3,015
   Trustee deferred compensation and retirement plans                      24,895        3,152             --        28,047
   Variation margin                                                        11,100           --             --        11,100
Accrued administrative services fees                                      149,819           --                      149,819
Accrued distribution fees-Series II                                           861           92             --           953
Accrued trustees' and officer's fees and benefits                             121          108             --           229
Accrued transfer agent fees                                                    20           45             --            65
Accrued operating expenses                                                 18,168       23,108                       41,276
   Total liabilities                                                      213,889      184,978             --       398,867
Net assets applicable to shares outstanding                          $122,988,330   $2,220,242   $         --  $125,208,572
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         133,190,972   $2,043,694             --   135,234,666
Undistributed net investment income (loss)                                936,048       (5,297)                     930,751
Undistributed net realized gain (loss) from investment
   securities, foreign currencies, futures contracts and
   option contracts                                                   (25,500,010)      17,556             --   (25,482,454)
Unrealized appreciation of investment securities, futures
   contracts and option contracts                                      14,361,320      164,289             --    14,525,609
                                                                     $122,988,330   $2,220,242   $         --  $125,208,572
NET ASSETS:
Series I                                                             $121,622,443   $1,632,950                 $123,255,393
Series II                                                            $  1,365,887   $  587,292                 $  1,953,179
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE (AIM VI BLUE
   CHIP FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE (AIM VI LARGE
   CAP GROWTH FUND):
Series I                                                               18,211,737      139,190     (7,840,518)   10,510,409
Series II                                                                 206,143       50,174        (89,450)      166,867
Series I:
   Net asset value per share                                         $       6.68   $    11.73   $         --  $      11.73
Series II:
   Net asset value per share                                         $       6.63   $    11.71   $         --  $      11.71

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS..

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
              OF AIM VI BLUE CHIP INTO AIM VI LARGE CAP GROWTH FUND
                        FOR THE YEAR ENDED JUNE 30, 2005
                                   (UNAUDITED)

                                                                                      AIM                     AIM VI LARGE CAP
                                                                       AIM       VI LARGE CAP                    GROWTH FUND
                                                                  VI BLUE CHIP      GROWTH                        PRO FORMA
                                                                      FUND           FUND       ADJUSTMENTS       COMBINING
                                                                  ------------   ------------   -----------   ----------------
INVESTMENT INCOME:
Dividends                                                          $2,223,220      $ 14,641      $     --        $2,237,861
   (net of foreign withholding tax of $2,112 - AIM VI
      Blue Chip Fund)
   (net of foreign withholding tax of $136 - AIM VI Large
      Cap Growth Fund)
   (net of foreign withholding tax of $2,248 - Pro forma
      combination)
Dividends from affiliated money market funds                           53,402            --            --            53,402
Interest                                                                6,970            --            --             6,970
                                                                   ----------      --------      --------        ----------
   Total investment income                                          2,283,592        14,641            --         2,298,233
                                                                   ==========      ========      ========        ==========

EXPENSES:

Advisory fees                                                         953,346         8,912            --           962,258
Administrative services fees                                          353,360        50,000       (50,000)          353,360
Custodian fees                                                         20,335         4,933            --            25,268
Distribution fees-Series II                                             3,490         1,414            --             4,904
Printing fees                                                          12,600         9,586        (9,586)           12,600
Professional services fees                                             35,409        24,648       (24,648)           35,409
Transfer agent fees                                                     6,762            52            --             6,814
Trustees' and officer's fees and benefits                              17,144        13,115       (13,115)           17,144
Other                                                                  10,071           139            --            10,210
                                                                   ----------      --------      --------        ----------
   Total expenses                                                   1,412,517       112,799       (97,349)        1,427,967
                                                                   ==========      ========      ========        ==========
Less: Fee waived, expenses reimbursed and expense offset
   arrangement                                                        (35,098)      (96,504)       95,739           (35,863)
   Net expenses                                                     1,377,419        16,295        (1,610)        1,392,104
                                                                   ----------      --------      --------        ----------
Net investment income (loss)                                          906,173        (1,654)        1,610           906,129
                                                                   ==========      ========      ========        ==========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
FOREIGN CURRENCIES, FUTURES CONTRACTS AND OPTION CONTRACTS:
Net realized gain (loss) from:
   Investment securities                                              866,137        25,119            --           891,256
   Foreign contracts                                                    4,771            --            --             4,771
   Futures contracts                                                  100,816            --            --           100,816
   Option contracts written                                            88,509            --            --            88,509
                                                                   ----------      --------      --------        ----------
                                                                    1,060,233        25,119            --         1,085,352
                                                                   ==========      ========      ========        ==========
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                             (703,369)        9,619            --          (693,750)
   Futures contracts                                                  (28,993)           --            --           (28,993)
   Option contracts written                                             4,824            --            --             4,824
                                                                   ----------      --------      --------        ----------
                                                                     (727,538)        9,619            --          (717,919)
                                                                   ==========      ========      ========        ==========

Net gain (loss) from investment securities, foreign currencies,
   futures contracts and option contracts                             332,695        34,738            --           367,433
                                                                   ----------      --------      --------        ----------
Net increase (decrease) in net assets resulting from operations    $1,238,868      $ 33,084      $  1,610        $1,273,562
                                                                   ==========      ========      ========        ==========

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
         OF AIM V.I. BLUE CHIP FUND INTO AIM V.I. LARGE CAP GROWTH FUND
                                  JUNE 30, 2005

                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Plan") between AIM VI Blue Chip Fund ("Selling Fund") and AIM V.I. Large Cap Growth Fund ("Buying Fund") and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Plan would be accomplished by an exchange of shares of Buying Fund for the net assets of Selling Fund and the distribution of Buying Fund shares to Selling Fund shareholders. If the Plan were to have taken place at June 30, 2005, Selling Fund - Series I shareholders would have received 10,371,219 shares of Buying Fund - Series I shares, Selling Fund - Series II shareholders would have received 116,715 shares of Buying Fund - Series II shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Certain expense have been adjusted to reflect the expected expenses of the combined entity. The merger adjustments represent those adjustments needed to present the results of operations of the pro forma combined Buying Fund as if the merger had taken effect on June 30, 2005. Actual results could differ from those estimates.

     The pro forma financial statements should be read in conjunction with the historical financial statements of Selling Fund and Buying Fund.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Upon the closing date of the merger transaction of Selling Fund, the advisory fee payable by Buying Fund will be permanently changed to 0.75% of the first $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Under the terms of the investment advisory agreement of Selling Fund, the advisory fees based on pro forma combined assets for the year ended June 30, 2005 are $962,258.

(b) Pursuant to the master administrative services agreement for Buying Fund, fees paid on pro forma combined assets for the year ended June 30, 2005 are $353,360. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the Buying Fund.

(c) Pursuant to the terms of the master distribution agreement for Series II shares of the Buying Fund, the Fund pays AIM Distributors, Inc. a fee calculated at 0.25% of the average daily net assets of Series II shares. The Series II distribution fees on the pro forma combined assets for the year ended June 30, 2005 are $4,904 after the reorganization of Series II shares of Selling Fund into Series II shares of Buying Fund.

(d) Trustees' and Officer's fees and benefits were reduced by $13,115 to eliminate the effects of duplicative fixed costs of retainer and meeting fees.

(e) Other expenses were reduced by $34,234 to eliminate the effects of duplicative fixed costs of production of reports to shareholders and professional service fees.

NOTE 3 - REORGANIZATION COSTS

Selling Fund is expected to incur an estimated $82,000 in reorganization costs. These costs represent the estimated non recurring expense of Selling Fund carrying out their obligations under the Plans and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations. The reoganization costs related to Selling Fund are estimated to be $82,000 and 100% of these costs will be paid by AIM.

NOTE 4 - SIGNIFICANT ACCOUNTING POLICIES

A. SECURITY VALUATIONS - Securities, including restricted securities, are valued according to the following policy for Selling Fund and Buying Fund.

     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. FEDERAL INCOME TAXES - The Selling Fund and the Buying Fund intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the pro forma financial statements.